UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03015

Ohio National Fund, Inc.

(Exact name of registrant as specified in charter)

One Financial Way, Cincinnati, Ohio	45242

(Address of principal executive offices)	(Zip Code)

CT Corporation 300 E. Lombard St., Suite 1400 Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: 513-794-6971

Date of fiscal year end: December 31

Date of reporting period: December 31, 2022

Item 1. Reports To Stockholders.

(a)

Ohio National Fund, Inc.

83.13
+1.19
57.30
+1.80
74.40
+5.09
57.01
+1.19
14.38
+1.80
-6.08
+2.65

Annual Report

December 31, 2022

President’s Message	Jeffery A. Bley Jr., CRCP President, Ohio National Fund, Inc.

Dear Investor:

As we reflect on 2022, we saw the economy experience a year with record inflation, substantial geopolitical turbulence, higher interest rates, continued supply chain disruptions and the possibility of global recession. From a financial market perspective, it was also a decidedly difficult year. Financial markets experienced substantial headwinds that resulted in poor performance, with many asset classes declining by double digits. Both stock and bond indices experienced significant declines, a relatively rare occurrence.

Inflation and the response by the Federal Reserve, or “The Fed,” dominated the global economy this year. By mid-year 2022, the U.S. inflation rate hit 9.1%, the highest reading in four decades. In response to rising inflation, the Fed raised interest rates aggressively throughout the year. Central banks worldwide are doing the same, to various degrees. Notably, the Fed is prioritizing the fight against inflation above economic growth. It is willing to cause a recession if that is what is required to curb inflation. As we moved through the year, the Fed’s actions on interest rates seemed to be effective. By year-end 2022, the inflation rate was 6.5%. However, domestic GDP growth stood at only 1.9% percent at the end of the third quarter of 2022, which was the consequence of the Fed’s actions.

From a geopolitical standpoint, we witnessed Russia invade its neighbor, Ukraine, and in response, the western world has ostracized Russia economically, financially, and politically. The downstream impacts are being felt worldwide in the energy, agricultural, and broader financial markets and resulting in a paradigm shift that will last decades. While energy prices decreased as we moved through the second half of 2022, supply challenges persisted in Europe.

Throughout the year, China’s Zero COVID policy continued to hamper its economic growth. As we moved later into the year, widespread unrest persuaded China’s leadership to abandon the strict policies. However, China’s low vaccination rates and little natural immunity are causing widespread infections. This will continue to impact supply chains throughout the world given China’s position as the “world’s manufacturer.” However, as of the end of 2022, we have begun to see improvements in global supply chains.

Equity Markets

Equity markets declined substantially during 2022. Within the domestic equity market, the S&P 500®, S&P MidCap 400® and Russell 2000® indices all posted negative returns, ranging from -13.06% to -20.44%, with mid-cap indices outperforming both large and small-cap indices. Value stocks outperformed growth stocks by a wide margin during the year, which is a reversal from a multi-year trend. The S&P 500® Value Index returned -5.22%, while the S&P 500® Growth Index returned -29.41%. Within foreign equity markets, international indices of developed countries outperformed emerging market indices.

A summary of returns for key equity benchmarks for 2022 is presented below:

2022 U.S. Dollar Total Return
Index	(price and dividend)
S&P 500®	-18.11%
S&P 500® Growth	-29.41%
S&P 500® Value	-5.22%
S&P MidCap 400®	-13.06%
Russell 2000®	-20.44%
MSCI All Country World Ex-USA (Net)	16.00%
MSCI Emerging Markets (Net)	-20.09%

Fixed Income Markets

Fixed-income markets experienced significant negative returns during 2022. The Fed raised the Fed Funds rate aggressively in 2022 to curb inflation, and has indicated that it will continue to raise the Fed Funds rate until inflation is under control. Interest rates increased across the curve during the year in response to the Fed’s policy to aggressively combat inflation. Short-term interest rates increased more than long-term interest rates, which caused the Treasury curve to invert from two years to ten years during most of the year. Historically, an inverted yield curve has preceded a recession. Corporate credit spreads also widened during the period, as credit markets are pricing in additional stress in the future. As bond prices react negatively to rising interest rates, these factors combined to create substantial negative returns for fixed-income investors in 2022.

The Bloomberg U.S. Aggregate Bond Index posted a total return of -13.01% in 2022. Lower-quality indices, like the Bloomberg U.S. Corporate Bond Index and the Bloomberg U.S. Corporate High Yield Bond Index, provided total returns of -15.76% and -11.19%, respectively. The Bloomberg U.S. Securitized Index, a higher quality, shorter duration index, provided a return of -11.67% for the period. The table below illustrates the returns of the various indices.

2022 U.S. Dollar Total
Return
Index	(price and interest)
Bloomberg U.S. Aggregate Bond	-13.01%
Bloomberg U.S. Treasury	-12.46%
Bloomberg U.S. Securitized	-11.67%
Bloomberg U.S. Corporate Bond	-15.76%
Bloomberg U.S. Corporate High Yield Bond	-11.19%

The Ohio National Fund, Inc.

The Ohio National Fund continues to offer a wide array of investment options that can be used to build a diversified portfolio. During 2022, eight of the twenty actively managed Portfolios beat their respective peer groups. In addition, before expenses, the returns of the three index Portfolios performed in line with their respective indices during the period. During the year, two new portfolios were launched: the ON iShares Managed Risk Moderate Growth and ON iShares Managed Risk Growth.

Looking Ahead

Undoubtedly, 2023 will be eventful, but we hope it offers some economic clarity. Inflation has begun to tick down, which is a hopeful sign. The Fed is expected to continue its restrictive posture, and short-term interest rates are expected to increase incrementally moving forward. Prices are still high, and economic growth is slowing, further indicating a possible recession in 2023. We believe it is more likely than not that we will experience a recession. However, while unlikely, a “soft landing” is possible.

Inflation and geopolitical events will continue to pressure the market. But financial markets are forward-looking, discounting mechanisms. Much of the above has been discounted during the year, as evidenced by the negative returns for the period. Performance in 2023 will likely be driven by changing expectations around interest rates, inflation, earnings, and the depth/length of a potential recession.

Thank you for entrusting your assets with Ohio National Fund, Inc. We look forward to serving your financial needs in the years ahead.

Ohio National Fund, Inc.	ON Bond Portfolio (Unaudited)

Objective/Strategy

The ON Bond Portfolio seeks a high level of income and opportunity for capital appreciation consistent with preservation of capital by investing, under normal circumstances, at least 80% of its net assets in corporate debt securities.

Performance as of December 31, 2022

Average Annual returns
One year	-15.19%
Five years	0.36%
Ten years	1.72%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in the Portfolio’s shares is obtained either through an allocation to the Portfolio as an investment vehicle within variable life insurance policies or annuity contracts, or as an underlying investment by the ON Model Portfolios. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 0.59% per the Fund’s prospectus dated April 29, 2022. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2022 can be found in the Portfolio’s Financial Highlights.

Comments from Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the year ended December 31, 2022, the Portfolio returned -15.19% versus -15.45% for its benchmark, the ICE BofA U.S. Corporate Index.

Q. Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A. Fixed income markets registered negative returns in 2022. The Federal Reserve (the “Fed”) raised the Fed Funds rate aggressively in 2022 in an attempt to curb inflation. Furthermore, the Fed has indicated that it will continue to raise the Fed Funds rate, and hold it at a high level, until inflation declines to its target level of 2%. Interest rates increased across the entire yield curve, but short-term interest rates increased by a larger amount than long-term rates. Even so, shorter duration bonds outperformed longer duration bonds for the year. The yield curve inverted between the 2-year and 10-year Treasury rate near the middle of the year and remained inverted by 55 basis points at year-end. Historically, an inverted yield curve can be a harbinger of a pending recession. Credit spreads widened during the year, and lower quality bonds generally underperformed higher quality bonds.

From an investment strategy perspective, the Portfolio was positioned with a slightly shorter duration than the benchmark throughout the year, which enhanced performance. In terms of bond quality, the Portfolio was slightly overweight lower rated bonds, which detracted from performance. (1)

Q. How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark?

A. Sector allocation provided positive relative performance for the Portfolio in 2022. The overweight to U.S. Treasuries and Consumer Discretionary sectors enhanced performance. Allocations to Materials and Financials detracted from performance. From a quality perspective, the underweight allocation to A-rated bonds and overweight to BBB-rated and BB-rated bonds detracted from performance slightly. Security selection provided a small amount of positive relative performance. Security selection within the Financials and Materials provided positive relative performance, offsetting the allocation underperformance in these sectors. Similarly, security selection within the BBB-rated sector provided positive relative performance, offsetting the underperformance caused by the allocation to the BBB-rated sector. (1)

Q. Which securities contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. The top three contributors to the Portfolio’s performance relative to the benchmark were Truist Financial Corp. 6.123% due 10/28/2033, Morgan Stanley 6.296% due 10/18/2028, and American Airlines 2015-1 Class B Pass Through Trust 3.700% due 05/01/2023. The top three detractors from the Portfolio’s performance relative to the benchmark were Charter Communications Operating LLC / Charter Communications Operating Capital 3.700% due 04/01/2051, The Home Depot, Inc. 2.375% due 3/15/2051, and Lowe’s Cos., Inc. 3.000% due 10/15/2050. Each of these bonds are longer duration bonds, which performed poorly due to rising interest rates. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2022.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The ICE BofA U.S. Corporate Index tracks the performance of all U.S. dollar-denominated, investment grade corporate public debt issued in the U.S. domestic bond market. Qualifying bonds must have an investment grade rating (based on an average of Moody’s, S&P, and Fitch). In addition, qualifying securities must have at least one year remaining term to maturity, a fixed coupon schedule, and a minimum amount outstanding of $250 million.

Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

4	(continued)

Ohio National Fund, Inc.	ON Bond Portfolio (Unaudited) (Continued)

Portfolio Composition as of December 31, 2022 (1)

% of Net Assets
Corporate Bonds (4)	83.5
U.S. Treasury Obligations	9.9
Asset-Backed Securities (4)	2.6
Other Net Assets	4.0

100.0

Top 10 Portfolio Holdings as of December 31, 2022 (1) (2) (3)

		% of Net Assets
1.	U.S. Treasury Note 4.500%, 11/15/2025	5.4
2.	U.S. Treasury Note 4.500%, 11/30/2024	2.3
3.	U.S. Treasury Note 3.000%, 08/15/2052	2.2
4.	Lear Corp. 4.250%, 05/15/2029	1.6
5.	Kinross Gold Corp. 4.500%, 07/15/2027	1.3
6.	Mosaic Co. / The 4.050%, 11/15/2027	1.3
7.	Hasbro, Inc. 3.900%, 11/19/2029	1.2
8.	Boeing Co. / The 3.200%, 03/01/2029	1.2
9.	Ares Capital Corp. 3.200%, 11/15/2031	1.2
10.	AbbVie, Inc. 4.250%, 11/21/2049	1.1

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

(4)	Sectors (Corporate Bonds, Asset-Backed Securities):

% of Net Assets
Financials	24.3
Industrials	11.9
Consumer Discretionary	8.2
Consumer Staples	8.1
Energy	7.2
Utilities	7.1
Materials	6.9
Communication Services	4.2
Health Care	3.8
Real Estate	2.8
Information Technology	1.6

86.1

5

Ohio National Fund, Inc.	ON Bond Portfolio

Schedule of Investments	December 31, 2022

Corporate Bonds – 83.5%			Rate	Maturity	Face Amount	Value

COMMUNICATION SERVICES – 4.2%
AT&T, Inc. (Diversified Telecom. Svs.)			4.900%	08/15/2037	$1,000,000	$919,099
Charter Communications Operating LLC / Charter Communications Operating Capital (Media)			3.700%	04/01/2051	1,000,000	608,068
Comcast Corp. (Media)			3.250%	11/01/2039	3,000,000	2,337,110
Time Warner Cable LLC (Media)			6.550%	05/01/2037	2,000,000	1,904,122
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)			3.875%	04/15/2030	1,800,000	1,630,466
Verizon Communications, Inc. (Diversified Telecom. Svs.)			4.400%	11/01/2034	1,500,000	1,377,382
Verizon Communications, Inc. (Diversified Telecom. Svs.)			2.875%	11/20/2050	1,000,000	626,959

						9,403,206

CONSUMER DISCRETIONARY – 8.2%
Amazon.com, Inc. (Internet & Direct Marketing Retail)			3.875%	08/22/2037	1,000,000	885,920
Aptiv PLC (Auto Components)			4.350%	03/15/2029	1,000,000	922,501
Aptiv PLC / Aptiv Corp. (Auto Components)			3.250%	03/01/2032	2,000,000	1,635,919
Best Buy Co., Inc. (Specialty Retail)			1.950%	10/01/2030	3,000,000	2,373,727
Expedia Group, Inc. (Hotels, Restaurants & Leisure)			4.625%	08/01/2027	1,000,000	959,353
Hasbro, Inc. (Leisure Products)			3.900%	11/19/2029	3,000,000	2,666,053
Home Depot, Inc. / The (Specialty Retail)			2.375%	03/15/2051	2,000,000	1,193,133
Lear Corp. (Auto Components)			4.250%	05/15/2029	4,000,000	3,592,173
Lowe’s Cos., Inc. (Specialty Retail)			3.000%	10/15/2050	2,000,000	1,272,278
M.D.C. Holdings, Inc. (Household Durables)			3.850%	01/15/2030	2,000,000	1,628,043
Magna International, Inc. (Auto Components)			3.625%	06/15/2024	1,000,000	977,409

						18,106,509

CONSUMER STAPLES – 8.1%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc. (Beverages)			4.900%	02/01/2046	1,000,000	909,075
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc. (Beverages)			4.700%	02/01/2036	2,000,000	1,888,886
Anheuser-Busch InBev Worldwide, Inc. (Beverages)			4.600%	04/15/2048	2,000,000	1,737,903
B.A.T. Capital Corp. (Tobacco)			3.215%	09/06/2026	1,000,000	922,527
B.A.T. Capital Corp. (Tobacco)			4.700%	04/02/2027	2,000,000	1,917,182
Coca-Cola Co. / The (Beverages)			3.000%	03/05/2051	1,000,000	727,125
Coca-Cola Co. / The (Beverages)			2.500%	03/15/2051	1,000,000	647,000
Hershey Co. / The (Food Products)			1.700%	06/01/2030	1,800,000	1,441,334
JBS U.S.A. LUX SA / JBS U.S.A. Food Co. / JBS U.S.A. Finance, Inc. (Food Products)	(a)		5.750%	04/01/2033	1,200,000	1,144,536
Kimberly-Clark Corp. (Household Products)			1.050%	09/15/2027	2,000,000	1,705,440
Kraft Heinz Foods Co. (Food Products)			4.625%	10/01/2039	1,200,000	1,052,679
Philip Morris International, Inc. (Tobacco)			3.375%	08/15/2029	2,500,000	2,251,115
Smithfield Foods, Inc. (Food Products)	(a)		3.000%	10/15/2030	2,000,000	1,522,786

						17,867,588

ENERGY – 7.2%
Baker Hughes Holdings LLC / Baker Hughes Co-Obligor, Inc. (Energy Equip. & Svs.)			4.080%	12/15/2047	2,000,000	1,559,937
BP Capital Markets America, Inc. (Oil, Gas & Consumable Fuels)			3.017%	01/16/2027	1,000,000	931,061
BP Capital Markets America, Inc. (Oil, Gas & Consumable Fuels)			1.749%	08/10/2030	1,000,000	797,196
Chevron Corp. (Oil, Gas & Consumable Fuels)			2.236%	05/11/2030	1,800,000	1,542,422
Energy Transfer LP (Oil, Gas & Consumable Fuels)			4.950%	06/15/2028	2,000,000	1,933,971
Halliburton Co. (Energy Equip. & Svs.)			4.850%	11/15/2035	1,000,000	925,114
Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)			5.300%	12/01/2034	1,000,000	935,853
Marathon Petroleum Corp. (Oil, Gas & Consumable Fuels)			4.750%	09/15/2044	1,000,000	834,998
ONEOK, Inc. (Oil, Gas & Consumable Fuels)			5.850%	01/15/2026	1,200,000	1,214,371
ONEOK, Inc. (Oil, Gas & Consumable Fuels)			6.000%	06/15/2035	1,000,000	959,957
Shell International Finance B.V. (Oil, Gas & Consumable Fuels)			4.000%	05/10/2046	1,000,000	815,405
Tennessee Gas Pipeline Co. LLC (Oil, Gas & Consumable Fuels)	(a)		2.900%	03/01/2030	1,000,000	837,595
Texas Eastern Transmission LP (Oil, Gas & Consumable Fuels)	(a)		4.150%	01/15/2048	1,000,000	801,898
Williams Cos., Inc. / The (Oil, Gas & Consumable Fuels)			3.750%	06/15/2027	1,000,000	941,253
Williams Cos., Inc. / The (Oil, Gas & Consumable Fuels)			5.400%	03/04/2044	1,000,000	906,524

						15,937,555

FINANCIALS – 24.3%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust (Diversified Financial Svs.)			3.300%	01/30/2032	1,500,000	1,172,641
American Express Co. (Rate is fixed until 08/03/2032, at which point, the rate becomes SOFR + 176) (Consumer Finance)	(b	)	4.420%	08/03/2033	1,800,000	1,700,306
Ares Capital Corp. (Capital Markets)			3.200%	11/15/2031	3,500,000	2,568,475
Bank of America Corp. (Banks)			3.875%	08/01/2025	1,000,000	973,392
Bank of America Corp. (Rate is fixed until 03/08/2032, at which point, the rate becomes H15T5Y + 200) (Banks)	(b)		3.846%	03/08/2037	1,000,000	828,060
Bank of Montreal (Rate is fixed until 12/15/2027, at which point, the rate becomes USSW5 + 143) (Banks)	(b)		3.803%	12/15/2032	2,800,000	2,465,457
BlackRock, Inc. (Capital Markets)			2.400%	04/30/2030	1,000,000	854,593
BlackRock, Inc. (Capital Markets)			2.100%	02/25/2032	2,000,000	1,609,194

6	(continued)

Ohio National Fund, Inc.	ON Bond Portfolio (Continued)

Schedule of Investments	December 31, 2022

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value

FINANCIALS (continued)
Capital One Bank U.S.A. N.A. (Rate is fixed until 01/28/2025, at which point, the rate becomes SOFR + 91) (Consumer Finance)	(b)	2.280%	01/28/2026	$1,500,000	$1,400,921
Charles Schwab Corp. / The (Capital Markets)		3.300%	04/01/2027	2,000,000	1,890,903
Citigroup, Inc. (Banks)		3.700%	01/12/2026	1,000,000	961,921
Citigroup, Inc. (Banks)		4.450%	09/29/2027	2,000,000	1,906,817
Discover Bank (Rate is fixed until 08/09/2023, at which point, the rate becomes USSW5 + 173) (Banks)	(b)	4.682%	08/09/2028	2,000,000	1,919,560
General Motors Financial Co., Inc. (Consumer Finance)		QL + 99	01/05/2023	2,000,000	1,999,848
Goldman Sachs Group, Inc. / The (Capital Markets)		3.750%	05/22/2025	2,000,000	1,934,312
Intercontinental Exchange, Inc. (Capital Markets)		3.750%	12/01/2025	1,000,000	973,669
Jefferies Group LLC / Jefferies Group Capital Finance, Inc. (Capital Markets)		4.850%	01/15/2027	1,800,000	1,777,218
JPMorgan Chase & Co. (Banks)		3.625%	12/01/2027	2,000,000	1,848,914
JPMorgan Chase & Co. (Rate is fixed until 05/13/2030, at which point, the rate becomes SOFR + 252) (Banks)	(b)	2.956%	05/13/2031	2,000,000	1,647,911
KeyCorp (Rate is fixed until 06/01/2032, at which point, the rate becomes SOFRINDX + 206) (Banks)	(b)	4.789%	06/01/2033	2,500,000	2,360,472
Marsh & McLennan Cos., Inc. (Insurance)		3.500%	06/03/2024	1,400,000	1,369,772
Morgan Stanley (Capital Markets)		3.950%	04/23/2027	1,000,000	944,393
Morgan Stanley (Rate is fixed until 10/18/2027, at which point, the rate becomes SOFR + 224) (Capital Markets)	(b)	6.296%	10/18/2028	2,000,000	2,064,609
PNC Bank N.A. (Banks)		2.700%	10/22/2029	2,500,000	2,109,503
State Street Corp. (Capital Markets)		2.200%	03/03/2031	2,000,000	1,599,012
Synchrony Financial (Consumer Finance)		4.250%	08/15/2024	1,000,000	977,036
Synchrony Financial (Consumer Finance)		5.150%	03/19/2029	2,000,000	1,892,541
Truist Financial Corp (Rate is fixed until 10/28/2032, at which point, the rate becomes SOFR + 230) (Banks)	(b)	6.123%	10/28/2033	1,000,000	1,052,102
U.S. Bancorp (Banks)		1.375%	07/22/2030	2,000,000	1,545,789
Wells Fargo & Co. (Banks)		3.000%	04/22/2026	1,000,000	935,311
Wells Fargo & Co. (Rate is fixed until 10/30/2029, at which point, the rate becomes TSFR3M + 143) (Banks)	(b)	2.879%	10/30/2030	2,000,000	1,698,809
Wells Fargo & Co. (Rate is fixed until 04/30/2040, at which point, the rate becomes SOFR + 253) (Banks)	(b)	3.068%	04/30/2041	1,200,000	855,949
Wells Fargo & Co. (Banks)		4.650%	11/04/2044	1,000,000	841,776
Westpac Banking Corp. (Rate is fixed until 02/04/2025, at which point, the rate becomes H15T5Y + 135) (Banks)	(b)	2.894%	02/04/2030	1,500,000	1,375,172
Westpac Banking Corp. (Rate is fixed until 11/23/2026, at which point, the rate becomes USISDA05 + 224) (Banks)	(b)	4.322%	11/23/2031	1,800,000	1,694,088

					53,750,446

HEALTH CARE – 3.8%
AbbVie, Inc. (Biotechnology)		3.200%	11/21/2029	1,000,000	901,474
AbbVie, Inc. (Biotechnology)		4.250%	11/21/2049	3,000,000	2,489,655
HCA, Inc. (Health Care Providers & Svs.)		5.250%	06/15/2026	1,000,000	987,930
Quest Diagnostics, Inc. (Health Care Providers & Svs.)		2.950%	06/30/2030	2,000,000	1,727,443
Quest Diagnostics, Inc. (Health Care Providers & Svs.)		2.800%	06/30/2031	1,200,000	1,004,741
Regeneron Pharmaceuticals, Inc. (Biotechnology)		1.750%	09/15/2030	1,800,000	1,390,262

					8,501,505

INDUSTRIALS – 9.3%
Air Lease Corp. (Trading Companies & Distributors)		2.250%	01/15/2023	2,000,000	1,998,098
Air Lease Corp. (Trading Companies & Distributors)		2.300%	02/01/2025	2,000,000	1,862,058
BAE Systems PLC (Aerospace & Defense)	(a)	1.900%	02/15/2031	2,000,000	1,550,917
Boeing Co. / The (Aerospace & Defense)		3.200%	03/01/2029	3,000,000	2,630,670
Burlington Northern Santa Fe LLC (Road & Rail)		4.550%	09/01/2044	900,000	813,683
Canadian Pacific Railway Co. (Road & Rail)		2.050%	03/05/2030	1,300,000	1,065,348
FedEx Corp. (Air Freight & Logistics)		4.900%	01/15/2034	2,000,000	1,890,065
Lockheed Martin Corp. (Aerospace & Defense)		1.850%	06/15/2030	1,200,000	985,517
Lockheed Martin Corp. (Aerospace & Defense)		3.600%	03/01/2035	1,000,000	887,578
Northrop Grumman Corp. (Aerospace & Defense)		2.930%	01/15/2025	1,000,000	959,001
Parker-Hannifin Corp. (Machinery)		4.200%	11/21/2034	1,400,000	1,261,240
TTX Co. (Road & Rail)	(a)	5.650%	12/01/2052	2,000,000	2,009,704
Union Pacific Corp. (Road & Rail)		3.250%	08/15/2025	1,000,000	961,065
Waste Connections, Inc. (Commercial Svs. & Supplies)		4.250%	12/01/2028	1,800,000	1,719,821

					20,594,765

INFORMATION TECHNOLOGY – 1.6%
Broadcom, Inc. (Semiconductors & Equip.)	(a)	2.600%	02/15/2033	2,000,000	1,501,194
VMware, Inc. (Software)		2.200%	08/15/2031	2,800,000	2,124,819

					3,626,013

7	(continued)

Ohio National Fund, Inc.	ON Bond Portfolio (Continued)

Schedule of Investments	December 31, 2022

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value

MATERIALS – 6.9%
Anglo American Capital PLC (Metals & Mining)	(a)	4.750%	04/10/2027	$1,000,000	$966,491
Anglo American Capital PLC (Metals & Mining)	(a)	4.000%	09/11/2027	800,000	753,692
Dow Chemical Co. / The (Chemicals)		4.250%	10/01/2034	1,402,000	1,267,384
Glencore Funding LLC (Metals & Mining)	(a)	2.850%	04/27/2031	2,000,000	1,636,650
Kinross Gold Corp. (Metals & Mining)		4.500%	07/15/2027	3,000,000	2,845,399
Mosaic Co. / The (Chemicals)		4.050%	11/15/2027	3,000,000	2,824,743
Nutrien Ltd. (Chemicals)		4.200%	04/01/2029	1,900,000	1,784,677
RPM International, Inc. (Chemicals)		4.250%	01/15/2048	3,000,000	2,237,682
Steel Dynamics, Inc. (Metals & Mining)		3.250%	01/15/2031	1,200,000	1,024,127

					15,340,845

REAL ESTATE – 2.8%
Alexandria Real Estate Equities, Inc. (Equity REIT)		3.950%	01/15/2028	1,000,000	938,793
Healthcare Realty Holdings LP (Equity REIT)		3.875%	05/01/2025	1,400,000	1,336,731
Healthcare Realty Holdings LP (Equity REIT)		3.625%	01/15/2028	1,000,000	886,641
VICI Properties LP / VICI Note Co., Inc. (Equity REIT)	(a)	4.625%	12/01/2029	1,300,000	1,183,000
Welltower, Inc. (Equity REIT)		4.250%	04/01/2026	1,000,000	966,996
Welltower, Inc. (Equity REIT)		2.700%	02/15/2027	1,000,000	900,547

					6,212,708

UTILITIES – 7.1%
AEP Transmission Co. LLC (Electric Utilities)		4.000%	12/01/2046	1,000,000	785,338
AEP Transmission Co. LLC (Electric Utilities)		3.750%	12/01/2047	1,351,000	1,046,693
Ameren Corp. (Multi-Utilities)		3.500%	01/15/2031	2,000,000	1,768,825
American Water Capital Corp. (Water Utilities)		4.300%	12/01/2042	1,400,000	1,214,762
Berkshire Hathaway Energy Co. (Multi-Utilities)		3.250%	04/15/2028	1,900,000	1,757,756
Commonwealth Edison Co. (Electric Utilities)		4.350%	11/15/2045	2,000,000	1,706,209
Connecticut Light & Power Co. / The (Electric Utilities)		4.000%	04/01/2048	1,000,000	834,276
Duke Energy Corp. (Electric Utilities)		3.750%	09/01/2046	1,000,000	741,968
Eversource Energy (Electric Utilities)		3.300%	01/15/2028	1,000,000	920,820
FirstEnergy Transmission LLC (Electric Utilities)	(a)	4.550%	04/01/2049	1,800,000	1,456,467
Florida Power & Light Co. (Electric Utilities)		3.150%	10/01/2049	2,000,000	1,440,557
Jersey Central Power & Light Co. (Electric Utilities)	(a)	4.300%	01/15/2026	900,000	869,271
Public Service Electric & Gas Co. (Multi-Utilities)		3.600%	12/01/2047	1,500,000	1,139,059

					15,682,001

Total Corporate Bonds (Cost $213,081,506)					$185,023,141

U.S. Treasury Obligations – 9.9%		Rate	Maturity	Face Amount	Value
U.S. Treasury Note.		4.500%	11/30/2024	$5,000,000	$5,000,195
U.S. Treasury Note.		4.500%	11/15/2025	12,000,000	12,072,187
U.S. Treasury Note.		3.000%	08/15/2052	6,000,000	4,943,438

Total U.S. Treasury Obligations (Cost $22,475,596)					$22,015,820

Asset-Backed Securities – 2.6%		Rate	Maturity	Face Amount	Value
INDUSTRIALS – 2.6%
Air Canada 2017-1 Class B Pass Through Trust	(a)	3.700%	01/15/2026	$1,521,164	$1,386,582
American Airlines 2015-1 Class B Pass Through Trust		3.700%	05/01/2023	349,104	345,316
FedEx Corp. 2020-1 Class AA Pass Through Trust		1.875%	02/20/2034	2,679,164	2,195,764
United Airlines 2016-1 Class B Pass Through Trust		3.650%	01/07/2026	1,106,250	1,000,916
United Airlines 2019-2 Class AA Pass Through Trust		2.700%	05/01/2032	884,524	713,701

Total Asset-Backed Securities (Cost $6,540,258)					$5,642,279

Total Investments – 96.0% (Cost $242,097,360)	(c)				$212,681,240
Other Assets in Excess of Liabilities – 4.0%					8,799,359

Net Assets – 100.0%					$221,480,599

Percentages are stated as a percent of net assets.

Abbreviations:
H15T5Y:	U.S. Treasury Yield Curve Rate T-Note Constant Maturity 5 Year, 3.880% at 12/31/2022
QL:	Quarterly U.S. LIBOR Rate, 4.767% at 12/31/2022
SOFR:	Secured Overnight Financing Rate, 4.300% at 12/31/2022
TSFR3M:	Quarterly CME Term SOFR, 4.587% at 12/31/2022
USISDA05:	USD ICE Swap Rate 11:00am NY 5 Year, 4.045% at 12/31/2022
USSW5:	USD Swap Semi 30/360 5 Year, 4.023% at 12/31/2022

8

Ohio National Fund, Inc.	ON Bond Portfolio (Continued)

Schedule of Investments	December 31, 2022

Footnotes:

(a)

Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers under Rule 144A. At December 31, 2022, the value of these securities totaled $17,620,783, or 8.0% of the Portfolio’s net assets.

(b)

Security is a fixed-then-variable rate instrument in which the coupon or dividend rate is fixed until a later specified date, then is adjusted periodically. Rates stated, including interest rate caps and floors, if any, are those in effect at December 31, 2022.

(c)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

9

Ohio National Fund, Inc.	ON BlackRock Balanced Allocation Portfolio (Unaudited)

Objective/Strategy

The ON BlackRock Balanced Allocation Portfolio seeks a high level of long-term total return consistent with preservation of capital by investing in stocks, bonds, and money market instruments.

Performance as of December 31, 2022

Average Annual returns
One year	-18.41%
Five years	4.41%
Ten years	9.49%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in the Portfolio’s shares is obtained either through an allocation to the Portfolio as an investment vehicle within variable life insurance policies or annuity contracts, or as an underlying investment by the ON Model Portfolios. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 0.54% per the Fund’s prospectus dated April 29, 2022. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2022 can be found in the Portfolio’s Financial Highlights.

Comments from Sub-Adviser/Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the year ended December 31, 2022, the Portfolio returned -18.41% versus -18.11% for its benchmark, the S&P 500® Index. The Portfolio’s secondary benchmark, which is comprised of 70% S&P 500® Index and 30% ICE BofA U.S. Corporate Index, returned -17.09% for the year ended December 31, 2022.

Q. Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A. The Portfolio’s equity sleeve underperformed the primary benchmark, while the fixed income sleeve underperformed the fixed income portion of the secondary benchmark but outperformed the primary benchmark. However, much of the equity sleeve’s underperformance was offset by the fixed income sleeve, as fixed income securities did not decline as much as the primary benchmark during the year.

In the equity sleeve, the Portfolio’s slight underperformance was primarily driven by weakness in the first quarter. Fundamental insights struggled in the first half of the year, driven by growth-related quality measures, with partial recovery in the second half of the year. Fundamental quality insights with a growth flavor, such as measures of company culture, founder involvement, and company benefits were the largest detractors, amid the market’s value style preference.

However, fundamental value insights were strong contributors amid the prevailing market style preference. Namely, insights evaluating company earnings yield, sales, and other financial statement metrics contributed. Defensive quality measures relating to stability, balance sheet quality, and internal financing also performed well against the broad market decline. (1)

As it relates to the fixed income sleeve of the Portfolio, interest rates rose significantly in 2022, as the Federal Reserve (the “Fed”) raised the Fed Funds rate aggressively in an attempt to curb inflation. Furthermore, the Fed has indicated that it will continue to raise the Fed Funds rate, and hold it at a high level, until inflation declines to its target level of 2%. Interest rates increased across the entire yield curve, but short-term interest rates increased by a larger amount than long-term rates. Even so, shorter duration bonds outperformed longer duration bonds for the year. The yield curve inverted between the 2-year and 10-year Treasury rate near the middle of the year and remained inverted by 55 basis points at year-end. Historically, an inverted yield curve can be a harbinger of a pending recession. Credit spreads widened during the year, and lower quality bonds generally underperformed higher quality bonds. From an investment strategy perspective, the Portfolio was positioned with a slightly shorter duration than the fixed income portion of the secondary benchmark throughout the year, which enhanced performance slightly. (1)

Q. How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark?

A. For the equity sleeve, sector allocation decisions contributed to relative performance. An underweight position within Communication Services names contributed, as the sector underperformed due to its pro-growth orientation. Conversely, an underweight in the Energy sector in the latter part of the year was a key detractor. Security selection, however, had a more meaningful impact on underperformance, driven by negative selection within Consumer Staples and Information Technology.

For the fixed income sleeve, security selection was a positive contributor to the Portfolio’s fixed income performance relative to the fixed income portion of the secondary benchmark. Sector allocation was also a slight positive contributor to the Portfolio’s relative performance vs. the fixed income portion of the secondary benchmark. (1)

Q. Which securities contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. In the equity sleeve, the Portfolio’s overweights in EOG Resources, Inc., a Texas-based Energy company, and oilfield services company Schlumberger Ltd. / N.V. were top contributors to relative performance. Both stocks benefitted from the broad Energy sector rally and the runup in commodities prices. In contrast, an overweight to EcoLab, Inc. was a key detractor from relative performance, as the stock struggled against supply chain challenges, as well as rising input costs. An early overweight to IDEXX Laboratories, Inc. was the top detractor, as the company missed its first quarter earnings estimates and lowered its forward guidance.

For the fixed income sleeve of the Portfolio, the top three contributors to the Portfolio’s performance relative to the fixed income portion of the secondary benchmark were Ford Motor Credit Co. LLC 3.087% due 01/09/2023, AerCap Ireland Capital DAC / AerCap Global Aviation Trust 3.300% due 1/23/2023, and Air Lease Corp 2.250% due 01/15/2023. Each of these bonds are shorter duration bonds. The top three detractors to the Portfolio’s relative performance were Lowe’s Cos., Inc. 3.000% due 10/15/2050, Verizon Communications, Inc. 2.875% due 11/20/2050, and Duke Energy Indiana LLC 3.250% due 10/01/2049. Each of these bonds are longer duration bonds.(1)

Q. How did the Portfolio’s use of derivative instruments and initial public offerings (IPOs), if any, impact performance?

A. Pursuant to the Portfolio’s investment strategy, futures contracts were used to prevent a cash drag on performance. The futures contracts detracted 19 basis points from the absolute return of the Portfolio for the year. The Portfolio did not participate in any IPOs during the year. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2022.

10	(continued)

Ohio National Fund, Inc.	ON BlackRock Balanced Allocation Portfolio (Unaudited) (Continued)

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P 500® Index is a capitalization-weighted index designed to measure performance of the broad domestic market through changes in the aggregate market value of 500 stocks representing all major industries. The index presented includes the effects of reinvested dividends.

The ICE BofA U.S. Corporate Index tracks the performance of all U.S. dollar-denominated, investment grade corporate public debt issued in the U.S. domestic bond market. Qualifying bonds must have an investment grade rating (based on an average of Moody’s, S&P, and Fitch). In addition, qualifying securities must have at least one year remaining term to maturity, a fixed coupon schedule, and a minimum amount outstanding of $250 million.

Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

Portfolio Composition as of December 31, 2022 (1)

% of Net Assets
Common Stocks (4)	70.9
Corporate Bonds (4)	26.7
U.S. Treasury Obligations	0.8
Asset-Backed Securities (4)	0.5
Other Net Assets	1.1

100.0

Top 10 Portfolio Holdings as of December 31, 2022 (1) (2) (3)

		% of Net Assets
1.	Microsoft Corp.	4.4
2.	Apple, Inc.	4.1
3.	Amazon.com, Inc.	1.7
4.	Alphabet, Inc. Class A	1.5
5.	PepsiCo, Inc.	1.4
6.	Exxon Mobil Corp.	1.1
7.	Alphabet, Inc. Class C	1.1
8.	Home Depot, Inc. / The	1.0
9.	Berkshire Hathaway, Inc. Class B	1.0
10.	American Express Co.	1.0

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

(4)	Sectors (Common Stocks, Corporate Bonds, Asset-Backed Securities):

% of Net Assets
Information Technology	19.4
Financials	15.1
Health Care	13.5
Industrials	9.3
Consumer Discretionary	8.6
Consumer Staples	8.3
Communication Services	6.4
Energy	6.3
Utilities	4.5
Materials	3.5
Real Estate	3.2

98.1

11

Ohio National Fund, Inc.	ON BlackRock Balanced Allocation Portfolio

Schedule of Investments	December 31, 2022

Common Stocks – 70.9%			Shares	Value

COMMUNICATION SERVICES – 5.0%
Alphabet, Inc. Class A (Interactive Media & Svs.)	(a	)	70,284	$6,201,157
Alphabet, Inc. Class C (Interactive Media & Svs.)	(a	)	50,718	4,500,208
Comcast Corp. Class A (Media)			69,157	2,418,420
Fox Corp. Class A (Media)			100,169	3,042,133
Fox Corp. Class B (Media)			1,535	43,671
Live Nation Entertainment, Inc. (Entertainment)	(a	)	5,023	350,304
Meta Platforms, Inc. Class A (Interactive Media & Svs.)	(a	)	22,016	2,649,405
Snap, Inc. Class A (Interactive Media & Svs.)	(a	)	43,990	393,711
Verizon Communications, Inc. (Diversified Telecom. Svs.)			26,366	1,038,820
Warner Bros Discovery, Inc. (Entertainment)	(a	)	13,645	129,355

				20,767,184

CONSUMER DISCRETIONARY – 6.6%
Amazon.com, Inc. (Internet & Direct Marketing Retail)	(a	)	82,324	6,915,216
AutoNation, Inc. (Specialty Retail)	(a	)	8,275	887,907
Best Buy Co., Inc. (Specialty Retail)			1,949	156,329
eBay, Inc. (Internet & Direct Marketing Retail)			43,173	1,790,384
General Motors Co. (Automobiles)			17,313	582,409
Home Depot, Inc. / The (Specialty Retail)			13,685	4,322,544
Lear Corp. (Auto Components)			2,698	334,606
Lowe’s Cos., Inc. (Specialty Retail)			10,869	2,165,540
Lululemon Athletica, Inc. (Textiles, Apparel & Luxury Goods)	(a	)	4,096	1,312,276
McDonald’s Corp. (Hotels, Restaurants & Leisure)			3,149	829,856
Starbucks Corp. (Hotels, Restaurants & Leisure)			4,538	450,170
Target Corp. (Multiline Retail)			6,488	966,972
Tesla, Inc. (Automobiles)	(a	)	25,400	3,128,772
Travel + Leisure Co. (Hotels, Restaurants & Leisure)			44,055	1,603,602
Ulta Beauty, Inc. (Specialty Retail)	(a	)	2,140	1,003,810
Whirlpool Corp. (Household Durables)			2,674	378,264
Yum! Brands, Inc. (Hotels, Restaurants & Leisure)			5,459	699,189

				27,527,846

CONSUMER STAPLES – 5.4%
Brown-Forman Corp. Class B (Beverages)			19,334	1,269,857
Colgate-Palmolive Co. (Household Products)			45,531	3,587,387
Costco Wholesale Corp. (Food & Staples Retailing)			2,196	1,002,474
Hershey Co. / The (Food Products)			9,829	2,276,102
Kroger Co. / The (Food & Staples Retailing)			22,272	992,886
Mondelez International, Inc. Class A (Food Products)			29,966	1,997,234
PepsiCo, Inc. (Beverages)			31,821	5,748,782
Procter & Gamble Co. / The (Household Products)			23,371	3,542,109
Tyson Foods, Inc. Class A (Food Products)			14,718	916,195
Walmart, Inc. (Food & Staples Retailing)			7,665	1,086,820

				22,419,846

ENERGY – 4.0%
Chevron Corp. (Oil, Gas & Consumable Fuels)			22,337	4,009,268
EOG Resources, Inc. (Oil, Gas & Consumable Fuels)			16,729	2,166,740
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)			42,497	4,687,419
Halliburton Co. (Energy Equip. & Svs.)			27,494	1,081,889
Marathon Oil Corp. (Oil, Gas & Consumable Fuels)			24,027	650,411
Marathon Petroleum Corp. (Oil, Gas & Consumable Fuels)			16,536	1,924,625
Schlumberger Ltd. / N.V. (Energy Equip. & Svs.)			30,139	1,611,231
Valero Energy Corp. (Oil, Gas & Consumable Fuels)			3,675	466,211

				16,597,794

FINANCIALS – 7.7%
American Express Co. (Consumer Finance)			28,748	4,247,517
Bank of America Corp. (Banks)			77,641	2,571,470
Bank of New York Mellon Corp. / The (Capital Markets)			22,374	1,018,465
Berkshire Hathaway, Inc. Class B (Diversified Financial Svs.)	(a	)	13,966	4,314,097
Capital One Financial Corp. (Consumer Finance)			12,428	1,155,307
CME Group, Inc. (Capital Markets)			7,736	1,300,886
Discover Financial Services (Consumer Finance)			8,710	852,099
JPMorgan Chase & Co. (Banks)			3,005	402,971
Marsh & McLennan Cos., Inc. (Insurance)			21,481	3,554,676
MetLife, Inc. (Insurance)			51,131	3,700,350
Travelers Cos., Inc. / The (Insurance)			14,056	2,635,359
U.S. Bancorp (Banks)			33,287	1,451,646

12	(continued)

Ohio National Fund, Inc.	ON BlackRock Balanced Allocation Portfolio (Continued)

Schedule of Investments	December 31, 2022

Common Stocks (Continued)			Shares	Value

FINANCIALS (continued)
Voya Financial, Inc. (Diversified Financial Svs.)			45,915	$2,823,313
Wells Fargo & Co. (Banks)			57,144	2,359,476

				32,387,632

HEALTH CARE – 11.6%
Abbott Laboratories (Health Care Equip. & Supplies)			15,135	1,661,672
AbbVie, Inc. (Biotechnology)			8,363	1,351,544
Agilent Technologies, Inc. (Life Sciences Tools & Svs.)			19,749	2,955,438
AmerisourceBergen Corp. (Health Care Providers & Svs.)			7,591	1,257,905
Amgen, Inc. (Biotechnology)			9,485	2,491,140
Becton Dickinson and Co. (Health Care Equip. & Supplies)			11,650	2,962,595
Biogen, Inc. (Biotechnology)	(a	)	2,315	641,070
Boston Scientific Corp. (Health Care Equip. & Supplies)	(a	)	45,966	2,126,847
Bristol-Myers Squibb Co. (Pharmaceuticals)			6,186	445,083
Cigna Corp. (Health Care Providers & Svs.)			12,705	4,209,675
CVS Health Corp. (Health Care Providers & Svs.)			15,590	1,452,832
Danaher Corp. (Life Sciences Tools & Svs.)			11,890	3,155,844
Elevance Health, Inc. (Health Care Providers & Svs.)			4,129	2,118,053
Eli Lilly & Co. (Pharmaceuticals)			8,775	3,210,246
Gilead Sciences, Inc. (Biotechnology)			7,304	627,048
Humana, Inc. (Health Care Providers & Svs.)			806	412,825
Johnson & Johnson (Pharmaceuticals)			20,791	3,672,730
Medtronic PLC (Health Care Equip. & Supplies)			18,082	1,405,333
Merck & Co., Inc. (Pharmaceuticals)			15,890	1,762,996
Pfizer, Inc. (Pharmaceuticals)			47,204	2,418,733
Teladoc Health, Inc. (Health Care Technology)	(a	)	13,276	313,977
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Svs.)			6,326	3,483,665
UnitedHealth Group, Inc. (Health Care Providers & Svs.)			8,001	4,241,970
Veeva Systems, Inc. Class A (Health Care Technology)	(a	)	2,453	395,865

				48,775,086

INDUSTRIALS – 6.5%
AECOM (Construction & Engineering)			4,965	421,677
CSX Corp. (Road & Rail)			35,624	1,103,632
Curtiss-Wright Corp. (Aerospace & Defense)			5,808	969,878
Deere & Co. (Machinery)			7,499	3,215,271
Eaton Corp. PLC (Electrical Equip.)			8,314	1,304,882
General Dynamics Corp. (Aerospace & Defense)			14,095	3,497,110
HEICO Corp. (Aerospace & Defense)			4,184	642,830
Illinois Tool Works, Inc. (Machinery)			10,447	2,301,474
Lockheed Martin Corp. (Aerospace & Defense)			7,770	3,780,027
PACCAR, Inc. (Machinery)			21,245	2,102,618
SiteOne Landscape Supply, Inc. (Trading Companies & Distributors)	(a	)	6,327	742,284
Snap-on, Inc. (Machinery)			4,927	1,125,770
Tetra Tech, Inc. (Commercial Svs. & Supplies)			863	125,299
Timken Co. / The (Machinery)			18,065	1,276,654
Union Pacific Corp. (Road & Rail)			2,019	418,074
United Parcel Service, Inc. Class B (Air Freight & Logistics)			10,491	1,823,755
W.W. Grainger, Inc. (Trading Companies & Distributors)			1,602	891,113
Xylem, Inc. (Machinery)			15,143	1,674,362

				27,416,710

INFORMATION TECHNOLOGY – 18.0%
Accenture PLC Class A (IT Svs.)			3,322	886,442
Adobe, Inc. (Software)	(a	)	6,831	2,298,836
Analog Devices, Inc. (Semiconductors & Equip.)			25,680	4,212,290
Apple, Inc. (Tech. Hardware, Storage & Periph.)			132,706	17,242,491
Applied Materials, Inc. (Semiconductors & Equip.)			13,342	1,299,244
Automatic Data Processing, Inc. (IT Svs.)			7,760	1,853,554
Cognizant Technology Solutions Corp. Class A (IT Svs.)			22,503	1,286,947
Dell Technologies, Inc. Class C (Tech. Hardware, Storage & Periph.)			15,116	607,965
Enphase Energy, Inc. (Semiconductors & Equip.)	(a	)	1,411	373,859
Flex Ltd. (Electronic Equip., Instr. & Comp.)	(a	)	97,451	2,091,298
Hewlett Packard Enterprise Co. (Tech. Hardware, Storage & Periph.)			84,999	1,356,584
Intel Corp. (Semiconductors & Equip.)			83,529	2,207,671
Intuit, Inc. (Software)			2,324	904,547
Juniper Networks, Inc. (Communications Equip.)			27,381	875,097
KLA Corp. (Semiconductors & Equip.)			2,391	901,479
Lam Research Corp. (Semiconductors & Equip.)			2,692	1,131,448
Mastercard, Inc. Class A (IT Svs.)			8,637	3,003,344

13	(continued)

Ohio National Fund, Inc.	ON BlackRock Balanced Allocation Portfolio (Continued)

Schedule of Investments	December 31, 2022

Common Stocks (Continued)			Shares	Value

INFORMATION TECHNOLOGY (continued)
Microsoft Corp. (Software)			76,074	$18,244,067
NVIDIA Corp. (Semiconductors & Equip.)			15,781	2,306,235
NXP Semiconductors N.V. (Semiconductors & Equip.)			2,145	338,974
PayPal Holdings, Inc. (IT Svs.)	(a	)	19,399	1,381,597
QUALCOMM, Inc. (Semiconductors & Equip.)			10,269	1,128,974
Salesforce, Inc. (Software)	(a	)	17,461	2,315,154
ServiceNow, Inc. (Software)	(a	)	4,433	1,721,201
Silicon Laboratories, Inc. (Semiconductors & Equip.)	(a	)	6,970	945,620
TE Connectivity Ltd. (Electronic Equip., Instr. & Comp.)			2,766	317,537
Visa, Inc. (IT Svs.)			15,391	3,197,634
Workday, Inc. Class A (Software)	(a	)	5,909	988,753

				75,418,842

MATERIALS – 2.0%
Corteva, Inc. (Chemicals)			28,270	1,661,710
Ecolab, Inc. (Chemicals)			17,862	2,599,993
FMC Corp. (Chemicals)			12,527	1,563,370
Linde PLC (Chemicals)			4,482	1,461,939
Newmont Corp. (Metals & Mining)			6,677	315,154
Steel Dynamics, Inc. (Metals & Mining)			6,714	655,958

				8,258,124

REAL ESTATE – 2.2%
Crown Castle, Inc. (Equity REIT)			2,738	371,382
Equity Residential (Equity REIT)			29,324	1,730,116
Essex Property Trust, Inc. (Equity REIT)			7,319	1,551,043
Prologis, Inc. (Equity REIT)			21,529	2,426,964
Simon Property Group, Inc. (Equity REIT)			26,967	3,168,083

				9,247,588

UTILITIES – 1.9%
CMS Energy Corp. (Multi-Utilities)			33,525	2,123,138
DTE Energy Co. (Multi-Utilities)			31,032	3,647,191
Evergy, Inc. (Electric Utilities)			28,400	1,787,212
Vistra Corp. (Ind. Power & Renewable Elec.)			19,206	445,579
				8,003,120

Total Common Stocks (Cost $306,856,341)				$296,819,772

Corporate Bonds – 26.7%			Rate	Maturity	Face Amount	Value

COMMUNICATION SERVICES – 1.4%
AT&T, Inc. (Diversified Telecom. Svs.)			4.900%	08/15/2037	$1,000,000	$919,099
Comcast Corp. (Media)			3.250%	11/01/2039	2,000,000	1,558,073
Time Warner Cable LLC (Media)			6.550%	05/01/2037	1,000,000	952,061
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)			3.875%	04/15/2030	1,200,000	1,086,978
Verizon Communications, Inc. (Diversified Telecom. Svs.)			4.400%	11/01/2034	1,000,000	918,255
Verizon Communications, Inc. (Diversified Telecom. Svs.)			2.875%	11/20/2050	1,000,000	626,959

						6,061,425

CONSUMER DISCRETIONARY – 2.0%
Amazon.com, Inc. (Internet & Direct Marketing Retail)			3.875%	08/22/2037	1,000,000	885,920
Best Buy Co., Inc. (Specialty Retail)			1.950%	10/01/2030	2,000,000	1,582,484
Expedia Group, Inc. (Hotels, Restaurants & Leisure)			4.625%	08/01/2027	1,000,000	959,353
Hasbro, Inc. (Leisure Products)			3.900%	11/19/2029	2,000,000	1,777,369
Lear Corp. (Auto Components)			3.500%	05/30/2030	1,000,000	840,071
Lowe’s Cos., Inc. (Specialty Retail)			3.000%	10/15/2050	1,000,000	636,139
Target Corp. (Multiline Retail)			2.350%	02/15/2030	2,000,000	1,697,680

						8,379,016

CONSUMER STAPLES – 2.9%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc. (Beverages)			4.700%	02/01/2036	2,000,000	1,888,886
B.A.T. Capital Corp. (Tobacco)			3.215%	09/06/2026	1,000,000	922,527
B.A.T. Capital Corp. (Tobacco)			4.700%	04/02/2027	1,000,000	958,591
Campbell Soup Co. (Food Products)			4.150%	03/15/2028	2,000,000	1,909,949
Coca-Cola Co. / The (Beverages)			3.000%	03/05/2051	2,000,000	1,454,250
Diageo Capital PLC (Beverages)			2.375%	10/24/2029	2,000,000	1,706,190
Hershey Co. / The (Food Products)			1.700%	06/01/2030	1,200,000	960,889
JBS U.S.A. LUX SA / JBS U.S.A. Food Co. / JBS U.S.A. Finance, Inc. (Food Products)	(b	)	5.750%	04/01/2033	800,000	763,024

14	(continued)

Ohio National Fund, Inc.	ON BlackRock Balanced Allocation Portfolio (Continued)

Schedule of Investments	December 31, 2022

Corporate Bonds (Continued)			Rate	Maturity	Face Amount	Value
CONSUMER STAPLES (continued)
Kraft Heinz Foods Co. (Food Products)			4.625%	10/01/2039	$ 800,000	$701,786
Philip Morris International, Inc. (Tobacco)			3.375%	08/15/2029	1,000,000	900,446

						12,166,538

ENERGY – 2.3%
Baker Hughes Holdings LLC / Baker Hughes Co-Obligor, Inc. (Energy Equip. & Svs.)			3.337%	12/15/2027	1,000,000	923,704
BP Capital Markets America, Inc. (Oil, Gas & Consumable Fuels)			3.017%	01/16/2027	1,000,000	931,061
Chevron Corp. (Oil, Gas & Consumable Fuels)			2.236%	05/11/2030	1,200,000	1,028,281
Energy Transfer LP (Oil, Gas & Consumable Fuels)			4.950%	06/15/2028	1,000,000	966,985
Halliburton Co. (Energy Equip. & Svs.)			4.850%	11/15/2035	1,000,000	925,114
Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)			5.300%	12/01/2034	1,000,000	935,853
ONEOK, Inc. (Oil, Gas & Consumable Fuels)			5.850%	01/15/2026	800,000	809,581
Shell International Finance B.V. (Oil, Gas & Consumable Fuels)			4.000%	05/10/2046	1,500,000	1,223,108
Tennessee Gas Pipeline Co. LLC (Oil, Gas & Consumable Fuels)	(b	)	2.900%	03/01/2030	1,000,000	837,595
Williams Cos., Inc. / The (Oil, Gas & Consumable Fuels)			3.750%	06/15/2027	1,000,000	941,253
Williams Cos., Inc. / The (Oil, Gas & Consumable Fuels)			5.400%	03/04/2044	100,000	90,652

						9,613,187

FINANCIALS – 7.4%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust (Diversified Financial Svs.)			4.875%	01/16/2024	1,000,000	990,460
AerCap Ireland Capital DAC / AerCap Global Aviation Trust (Diversified Financial Svs.)			3.300%	01/30/2032	1,000,000	781,761
American Express Co. (Rate is fixed until 08/03/2032, at which point, the rate becomes SOFR + 176) (Consumer Finance)	(c	)	4.420%	08/03/2033	1,200,000	1,133,538
Ares Capital Corp. (Capital Markets)			3.200%	11/15/2031	1,500,000	1,100,775
Bank of Montreal (Rate is fixed until 12/15/2027, at which point, the rate becomes USSW5 + 143) (Banks)	(c	)	3.803%	12/15/2032	200,000	176,104
BlackRock, Inc. (Capital Markets)			2.100%	02/25/2032	1,000,000	804,597
Capital One Bank U.S.A. N.A. (Rate is fixed until 01/28/2025, at which point, the rate becomes SOFR + 91) (Consumer Finance)	(c	)	2.280%	01/28/2026	1,000,000	933,947
Charles Schwab Corp. / The (Capital Markets)			3.300%	04/01/2027	1,000,000	945,452
Citigroup, Inc. (Banks)			4.125%	07/25/2028	1,000,000	930,747
Citigroup, Inc. (Rate is fixed until 11/05/2029, at which point, the rate becomes SOFR + 142) (Banks)	(c	)	2.976%	11/05/2030	1,000,000	840,826
Citigroup, Inc. (Rate is fixed until 05/01/2031, at which point, the rate becomes SOFR + 117) (Banks)	(c	)	2.561%	05/01/2032	2,000,000	1,578,929
Discover Bank (Banks)			2.450%	09/12/2024	1,000,000	945,890
Discover Bank (Rate is fixed until 08/09/2023, at which point, the rate becomes USSW5 + 173) (Banks)	(c	)	4.682%	08/09/2028	250,000	239,945
Ford Motor Credit Co. LLC (Consumer Finance)			3.087%	01/09/2023	2,000,000	1,998,126
General Motors Financial Co., Inc. (Consumer Finance)			2.700%	06/10/2031	3,000,000	2,298,526
Goldman Sachs Group, Inc. / The (Capital Markets)			3.750%	05/22/2025	1,000,000	967,156
JPMorgan Chase & Co. (Banks)			3.625%	12/01/2027	1,000,000	924,457
JPMorgan Chase & Co. (Rate is fixed until 05/13/2030, at which point, the rate becomes SOFR + 252) (Banks)	(c	)	2.956%	05/13/2031	1,000,000	823,956
Morgan Stanley (Capital Markets)			3.950%	04/23/2027	1,000,000	944,393
Morgan Stanley (Rate is fixed until 01/22/2030, at which point, the rate becomes SOFR + 114) (Capital Markets)	(c	)	2.699%	01/22/2031	1,500,000	1,239,520
PNC Bank N.A. (Banks)			4.050%	07/26/2028	1,950,000	1,834,788
State Street Corp. (Capital Markets)			2.200%	03/03/2031	1,000,000	799,506
Synchrony Financial (Consumer Finance)			4.250%	08/15/2024	1,000,000	977,036
Truist Bank (Rate is fixed until 09/17/2024, at which point, the rate becomes H15T5Y + 115) (Banks)	(c	)	2.636%	09/17/2029	2,500,000	2,337,968
U.S. Bancorp (Banks)			1.375%	07/22/2030	1,000,000	772,894
Wells Fargo & Co. (Banks)			3.000%	04/22/2026	1,500,000	1,402,966
Wells Fargo & Co. (Rate is fixed until 04/30/2040, at which point, the rate becomes SOFR + 253) (Banks)	(c	)	3.068%	04/30/2041	800,000	570,632
Westpac Banking Corp. (Rate is fixed until 02/04/2025, at which point, the rate becomes H15T5Y + 135) (Banks)(c)			2.894%	02/04/2030	1,500,000	1,375,172
Westpac Banking Corp. (Rate is fixed until 11/23/2026, at which point, the rate becomes USISDA05 + 224) (Banks)(c)			4.322%	11/23/2031	200,000	188,232

						30,858,299

HEALTH CARE – 1.9%
AbbVie, Inc. (Biotechnology)			3.200%	11/21/2029	1,000,000	901,474
AbbVie, Inc. (Biotechnology)			4.250%	11/21/2049	2,000,000	1,659,770
HCA, Inc. (Health Care Providers & Svs.)			5.250%	06/15/2026	2,000,000	1,975,859
Quest Diagnostics, Inc. (Health Care Providers & Svs.)			2.800%	06/30/2031	800,000	669,827
Regeneron Pharmaceuticals, Inc. (Biotechnology)			1.750%	09/15/2030	1,200,000	926,841
UnitedHealth Group, Inc. (Health Care Providers & Svs.)			3.875%	12/15/2028	2,000,000	1,907,449
						8,041,220

INDUSTRIALS – 2.3%
Air Lease Corp. (Trading Companies & Distributors)			2.250%	01/15/2023	1,000,000	999,049

15	(continued)

Ohio National Fund, Inc.	ON BlackRock Balanced Allocation Portfolio (Continued)

Schedule of Investments	December 31, 2022

Corporate Bonds (Continued)			Rate	Maturity	Face Amount	Value

INDUSTRIALS (continued)
Air Lease Corp. (Trading Companies & Distributors)			2.300%	02/01/2025	$2,000,000	$1,862,059
Boeing Co. / The (Aerospace & Defense)			3.200%	03/01/2029	1,500,000	1,315,335
Burlington Northern Santa Fe LLC (Road & Rail)			4.550%	09/01/2044	100,000	90,409
FedEx Corp. (Air Freight & Logistics)			4.900%	01/15/2034	1,000,000	945,032
Lockheed Martin Corp. (Aerospace & Defense)			1.850%	06/15/2030	800,000	657,011
TTX Co. (Road & Rail)	(b	)	5.650%	12/01/2052	1,000,000	1,004,852
United Rentals North America, Inc. (Trading Companies & Distributors)			4.875%	01/15/2028	1,000,000	947,650
Waste Connections, Inc. (Commercial Svs. & Supplies)			2.600%	02/01/2030	2,000,000	1,705,274

						9,526,671

INFORMATION TECHNOLOGY – 1.4%
Broadcom, Inc. (Semiconductors & Equip.)	(b	)	2.600%	02/15/2033	1,000,000	750,597
HP, Inc. (Tech. Hardware, Storage & Periph.)			2.650%	06/17/2031	3,000,000	2,337,248
Oracle Corp. (Software)			4.300%	07/08/2034	2,100,000	1,844,502
VMware, Inc. (Software)			2.200%	08/15/2031	1,200,000	910,637

						5,842,984

MATERIALS – 1.5%
Dow Chemical Co. / The (Chemicals)			4.250%	10/01/2034	1,402,000	1,267,385
Glencore Funding LLC (Metals & Mining)	(b	)	2.850%	04/27/2031	3,000,000	2,454,975
Kinross Gold Corp. (Metals & Mining)			4.500%	07/15/2027	1,000,000	948,466
Mosaic Co. / The (Chemicals)			4.050%	11/15/2027	1,000,000	941,581
Steel Dynamics, Inc. (Metals & Mining)			3.250%	01/15/2031	800,000	682,751

						6,295,158

REAL ESTATE – 1.0%
Alexandria Real Estate Equities, Inc. (Equity REIT)			3.950%	01/15/2028	1,000,000	938,793
American Tower Corp. (Equity REIT)			2.750%	01/15/2027	2,000,000	1,813,021
VICI Properties LP / VICI Note Co., Inc. (Equity REIT)	(b	)	4.625%	12/01/2029	700,000	637,000
Welltower, Inc. (Equity REIT)			2.700%	02/15/2027	1,000,000	900,547

						4,289,361

UTILITIES – 2.6%
AEP Transmission Co. LLC (Electric Utilities)			4.000%	12/01/2046	1,000,000	785,338
AEP Transmission Co. LLC (Electric Utilities)			3.750%	12/01/2047	1,000,000	774,754
Ameren Corp. (Multi-Utilities)			2.500%	09/15/2024	1,000,000	956,465
Ameren Corp. (Multi-Utilities)			3.500%	01/15/2031	1,000,000	884,413
American Water Capital Corp. (Water Utilities)			4.300%	12/01/2042	100,000	86,769
Black Hills Corp. (Multi-Utilities)			3.050%	10/15/2029	2,500,000	2,120,544
Commonwealth Edison Co. (Electric Utilities)			4.350%	11/15/2045	1,000,000	853,104
Connecticut Light & Power Co. / The (Electric Utilities)			4.000%	04/01/2048	1,000,000	834,276
Duke Energy Corp. (Electric Utilities)			3.750%	09/01/2046	1,500,000	1,112,951
Duke Energy Indiana LLC (Electric Utilities)			3.250%	10/01/2049	1,000,000	693,840
FirstEnergy Transmission LLC (Electric Utilities)	(b	)	4.550%	04/01/2049	200,000	161,830
Florida Power & Light Co. (Electric Utilities)			3.150%	10/01/2049	1,000,000	720,279
Public Service Electric & Gas Co. (Multi-Utilities)			3.600%	12/01/2047	1,000,000	759,373

						10,743,936

Total Corporate Bonds (Cost $131,886,326)						$111,817,795

U.S. Treasury Obligations – 0.8%			Rate	Maturity	Face Amount	Value
U.S. Treasury Note.			1.875%	02/15/2032	$1,000,000	$848,320
U.S. Treasury Note.			4.125%	11/15/2032	2,500,000	2,551,172

Total U.S. Treasury Obligations (Cost $3,513,158)						$3,399,492

Asset-Backed Securities – 0.5%			Rate	Maturity	Face Amount	Value

INDUSTRIALS – 0.5%
FedEx Corp. 2020-1 Class AA Pass Through Trust			1.875%	02/20/2034	$1,786,110	$1,463,842
United Airlines 2016-1 Class B Pass Through Trust			3.650%	01/07/2026	122,917	111,213
United Airlines 2019-2 Class AA Pass Through Trust			2.700%	05/01/2032	884,524	713,702

Total Asset-Backed Securities (Cost $2,793,551)						$2,288,757

Total Investments – 98.9% (Cost $445,049,376)	(d	)				$414,325,816

Other Assets in Excess of Liabilities – 1.1%	(e	)				4,404,739

Net Assets – 100.0%						$418,730,555

Percentages are stated as a percent of net assets.

16	(continued)

Ohio National Fund, Inc.	ON BlackRock Balanced Allocation Portfolio (Continued)

Schedule of Investments	December 31, 2022

Abbreviations:
H15T5Y:	U.S. Treasury Yield Curve Rate T-Note Constant Maturity 5 Year, 3.880% at 12/31/2022
SOFR:	Secured Overnight Financing Rate, 4.300% at 12/31/2022
USISDA05:	USD ICE Swap Rate 11:00am NY 5 Year, 4.045% at 12/31/2022
USSW5:	USD Swap Semi 30/360 5 Year, 4.023% at 12/31/2022

Footnotes:

(a)	Non-income producing security.
(b)

Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers under Rule 144A. At December 31, 2022, the value of these securities totaled $6,609,873, or 1.6% of the Portfolio’s net assets.

(c)

Security is a fixed-then-variable rate instrument in which the coupon or dividend rate is fixed until a later specified date, then is adjusted periodically. Rates stated, including interest rate caps and floors, if any, are those in effect at December 31, 2022.

(d)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.
(e)	Includes $243,800 of cash pledged as collateral for the futures contracts outstanding at December 31, 2022. See also the following Schedule of Open Futures Contracts.

The accompanying notes are an integral part of these financial statements.

Schedule of Open Futures Contracts	December 31, 2022

Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
CME E-mini S&P 500 Index - Long	23	March 17, 2023	$4,557,964	$4,440,150	$(117,814)	$(7,510)

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON BlackRock Advantage International Equity Portfolio (Unaudited)

Objective/Strategy

The ON Blackrock Advantage International Equity Portfolio seeks long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in non-U.S. equity securities and equity-like instruments of companies that are components of, or have characteristics similar to, the companies included in the MSCI EAFE Index (Net - USD).

Performance as of December 31, 2022

Average Annual returns
One year	-13.47%
Five years	1.86%
Ten years	2.91%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in the Portfolio’s shares is obtained either through an allocation to the Portfolio as an investment vehicle within variable life insurance policies or annuity contracts, or as an underlying investment by the ON Model Portfolios. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 0.89% per the Fund’s prospectus dated April 29, 2022. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2022 can be found in the Portfolio’s Financial Highlights.

Comments from Sub-Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the year ended December 31, 2022, the Portfolio returned -13.47% versus -14.45% for its benchmark, the MSCI EAFE Index (Net – USD).

Q. Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A. Fundamental measures drove outperformance for the year. Contrarian quality insights, which question the sustainability of company growth, did best, with insights evaluating internal financing ability and return on assets driving gains. Traditional valuation measures tracking company sales, cash flow, and other financial statement metrics also contributed to gains amid the continued market style preference.

Sentiment measures also proved additive throughout the year, as these measures were able to correctly position the Portfolio as market themes shifted between rising interest rates and hopes for a dovish policy pivot. Trend-based measures evaluating company specific key performance indicators were able to help identify company’s beats and misses during earnings season. Additionally, an insight that captures company linkages was additive, as it correctly positioned the Portfolio around the broader China re-opening theme in the fourth quarter.

However, in what was ultimately a macro-led market for much of the year, select macro thematic insights struggled. Measures designed to evaluate industries likely to benefit from policy normalization and the evolving economic cycle proved overly defensive during the close of the period. This eroded the gains from macro insights earlier in the year. (1)

Q. How did country selection impact the Portfolio’s performance relative to its benchmark?

A. Country allocation decisions modestly contributed to relative returns. Underweight positions to Netherlands and Switzerland contributed the most to relative performance, as these countries underperformed the broader market. Conversely, underweight positions across Sweden and the United Kingdom detracted from relative performance, as they outperformed the broader market. Notably, however, security selection within Japan, Singapore, and Sweden had a much more meaningful positive impact to relative outperformance. (1)

Q. How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark?

A. Sector allocation decisions contributed to relative returns. An overweight position to Energy names contributed to relative performance amid the market focus on commodities complexes. Conversely, an underweight across Financials detracted, as Financials performed well alongside the broader value rally at the start of 2022. Notably, however, security selection had a more meaningful positive impact, led by selection in Industrials, Consumer Staples, and Heath Care. (1)

Q. Which securities contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. The Portfolio’s overweight position in Singapore-based Jardine Cycle & Carriage Ltd. was a top contributor to relative performance, as demand continued to grow for the company’s automotive brands amid broadening economic reopening. An overweight to Swedish Match AB, a tobacco company, contributed as investors sought traditional defensives amid the bearish market tone.

In contrast, an overweight to British industrial equipment rental company Ashtead Group PLC was a key detractor from relative performance, as the stock struggled amid supply disruptions, labor shortages and rising interest rates. Additionally, an overweight to Omron Corp. declined, as the electronics components supplier struggled amid concerns over supply chains and rising input costs. (1)

Q. How did the Portfolio’s use of derivative instruments and initial public offerings (IPOs), if any, impact performance?

A. Pursuant to the Portfolio’s investment strategy, futures contracts were used to prevent a cash drag on performance. The futures contracts detracted 41 basis points from the Portfolio’s absolute return for the year. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2022.

18	(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage International Equity Portfolio (Unaudited) (Continued)

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The MSCI EAFE Index (Net-USD) is a free-float-adjusted market-capitalization weighted index that is designed to measure the equity market performance of 21 developed markets, including countries in Europe, Australasia and the Far East, excluding the U.S. and Canada. The returns for this index include the effects of reinvested dividends, net of taxes, and adjustment to U.S. Dollar denomination.

Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

Portfolio Composition as of December 31, 2022 (1)

% of Net Assets
Common Stocks (4) (5)	97.9
Preferred Securities (4) (5)	0.6
Other Net Assets	1.5

100.0

Top 10 Portfolio Holdings as of December 31, 2022 (1) (2) (3)

		% of Net Assets
1.	Shell PLC	2.3
2.	Nestle SA	2.2
3.	BHP Group Ltd.	1.9
4.	Novo Nordisk A/S Class B	1.8
5.	Novartis AG	1.8
6.	AIA Group Ltd.	1.7
7.	Siemens AG	1.6
8.	SAP SE	1.6
9.	LVMH Moet Hennessy Louis Vuitton SE	1.6
10.	ASML Holding N.V.	1.5

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

(4)	Top 10 Country Weightings (Common Stocks, Preferred Securities):

% of Net Assets
Japan	20.5
United Kingdom	14.5
France	12.3
Germany	9.6
Switzerland	8.6
Australia	8.5
Netherlands	4.3
Hong Kong	3.8
Denmark	3.7
Sweden	2.2

(5)	Sectors (Common Stocks, Preferred Securities):

% of Net Assets
Industrials	17.3
Financials	16.0
Health Care	14.3
Consumer Staples	10.5
Consumer Discretionary	9.5
Information Technology	8.0
Materials	6.9
Energy	6.0
Communication Services	4.9
Utilities	3.1
Real Estate	2.0

98.5

19

Ohio National Fund, Inc.	ON BlackRock Advantage International Equity Portfolio

Schedule of Investments	December 31, 2022

Common Stocks – 97.9%		Shares	Value

JAPAN – 20.5%
Acom Co. Ltd. (Financials)	(a)	46,100	$110,327
Alfresa Holdings Corp. (Health Care)	(a)	43,600	554,212
Amada Co. Ltd. (Industrials)	(a)	269,800	2,101,027
Astellas Pharma, Inc. (Health Care)	(a)	191,500	2,911,878
Benesse Holdings, Inc. (Consumer Discretionary)	(a)	84,300	1,281,697
Central Japan Railway Co. (Industrials)	(a)	5,500	675,288
Cosmos Pharmaceutical Corp. (Consumer Staples)	(a)	1,400	142,245
Dai-ichi Life Holdings, Inc. (Financials)	(a)	58,400	1,318,869
Daiichi Sankyo Co. Ltd. (Health Care)	(a)	16,500	531,080
Daiwa House Industry Co. Ltd. (Real Estate)	(a)	28,100	647,318
DMG Mori Co. Ltd. (Industrials)	(a)	70,000	926,991
Ebara Corp. (Industrials)	(a)	8,700	309,916
FANUC Corp. (Industrials)	(a)	7,400	1,107,384
Fast Retailing Co. Ltd. (Consumer Discretionary)	(a)	4,200	2,555,841
Fuji Media Holdings, Inc. (Communication Services)	(a)	32,100	261,098
Hino Motors Ltd. (Industrials)	(a)(b)	12,400	47,116
Hitachi Ltd. (Industrials)	(a)	11,100	558,511
Honda Motor Co. Ltd. (Consumer Discretionary)	(a)	88,100	2,009,474
Horiba Ltd. (Information Technology)	(a)	3,300	143,064
Hoya Corp. (Health Care)	(a)	6,200	593,827
Inpex Corp. (Energy)	(a)	65,600	704,899
ITOCHU Corp. (Industrials)	(a)	34,700	1,088,634
Itochu Techno-Solutions Corp. (Information Technology)	(a)	12,800	296,906
Japan Post Bank Co. Ltd. (Financials)	(a)	89,500	767,279
JGC Holdings Corp. (Industrials)	(a)	10,100	128,027
Kajima Corp. (Industrials)	(a)	5,300	61,678
Kakaku.com, Inc. (Communication Services)	(a)	5,800	93,065
Kamigumi Co. Ltd. (Industrials)	(a)	10,100	205,616
Kandenko Co. Ltd. (Industrials)	(a)	15,300	99,921
KDDI Corp. (Communication Services)	(a)	141,800	4,300,353
Kinden Corp. (Industrials)	(a)	5,700	62,057
Kubota Corp. (Industrials)	(a)	35,600	486,347
Lawson, Inc. (Consumer Staples)	(a)	63,400	2,423,816
Lion Corp. (Consumer Staples)	(a)	66,500	764,914
Medipal Holdings Corp. (Health Care)	(a)	6,800	89,877
Mitsubishi Corp. (Industrials)	(a)	111,400	3,616,576
Mitsubishi Electric Corp. (Industrials)	(a)	3,000	29,727
Mitsubishi Estate Co. Ltd. (Real Estate)	(a)	53,500	693,016
Mitsubishi Gas Chemical Co., Inc. (Materials)	(a)	85,500	1,175,331
Mitsubishi Heavy Industries Ltd. (Industrials)	(a)	4,400	173,873
Mitsubishi UFJ Financial Group, Inc. (Financials)	(a)	426,900	2,865,956
Mitsui Fudosan Co. Ltd. (Real Estate)	(a)	88,300	1,613,856
MS&AD Insurance Group Holdings, Inc. (Financials)	(a)	29,300	936,716
Nabtesco Corp. (Industrials)	(a)	4,700	119,213
NEC Corp. (Information Technology)	(a)	35,000	1,227,423
Nippon Steel Corp. (Materials)	(a)	31,700	550,031
Nippon Telegraph & Telephone Corp. (Communication Services)	(a)	86,700	2,472,554
Nitto Denko Corp. (Materials)	(a)	18,700	1,077,021
Nomura Real Estate Holdings, Inc. (Real Estate)	(a)	4,100	87,669
Nomura Research Institute Ltd. (Information Technology)	(a)	10,100	240,117
NSK Ltd. (Industrials)	(a)	63,700	335,871
Obayashi Corp. (Industrials)	(a)	4,700	35,502
Omron Corp. (Information Technology)	(a)	37,200	1,797,794
Oracle Corp. (Information Technology)	(a)	1,000	65,021

Common Stocks (Continued)		Shares	Value
JAPAN (continued)
Oriental Land Co. Ltd. (Consumer Discretionary)	(a)	4,100	$596,649
Otsuka Corp. (Information Technology)	(a)	5,100	160,754
Pola Orbis Holdings, Inc. (Consumer Staples)	(a)	38,200	537,626
Recruit Holdings Co. Ltd. (Industrials)	(a)	86,800	2,717,011
Ricoh Co. Ltd. (Information Technology)	(a)	31,800	242,034
Santen Pharmaceutical Co. Ltd. (Health Care)	(a)	107,500	875,955
SCSK Corp. (Information Technology)	(a)	2,900	43,897
Sega Sammy Holdings, Inc. (Consumer Discretionary)	(a)	46,300	699,105
Shimizu Corp. (Industrials)	(a)	3,600	19,209
Shiseido Co. Ltd. (Consumer Staples)	(a)	3,300	161,745
SMC Corp. (Industrials)	(a)	600	250,532
SoftBank Corp. (Communication Services)	(a)	69,900	790,825
SoftBank Group Corp. (Communication Services)	(a)	29,700	1,256,100
Sohgo Security Services Co. Ltd. (Industrials)	(a)	4,700	127,961
Sompo Holdings, Inc. (Financials)	(a)	3,100	137,154
Sony Group Corp. (Consumer Discretionary)	(a)	4,400	335,375
Sumitomo Chemical Co. Ltd. (Materials)	(a)	502,400	1,801,417
Sumitomo Corp. (Industrials)	(a)	70,900	1,178,577
Sumitomo Heavy Industries Ltd. (Industrials)	(a)	700	13,975
Sundrug Co. Ltd. (Consumer Staples)	(a)	5,300	157,498
Suzuki Motor Corp. (Consumer Discretionary)	(a)	26,700	855,130
T&D Holdings, Inc. (Financials)	(a)	37,400	535,371
Taisho Pharmaceutical Holdings Co. Ltd. (Health Care)	(a)	1,600	70,379
Takeda Pharmaceutical Co. Ltd. (Health Care)	(a)	92,700	2,896,566
Terumo Corp. (Health Care)	(a)	19,500	552,836
Tokyo Electron Ltd. (Information Technology)	(a)	1,200	352,594
Tokyo Tatemono Co. Ltd. (Real Estate)	(a)	1,400	16,949
Toshiba Corp. (Industrials)	(a)	9,500	330,118
TOTO Ltd. (Industrials)	(a)	1,100	37,311
Toyota Industries Corp. (Industrials)	(a)	2,700	146,679
Toyota Motor Corp. (Consumer Discretionary)	(a)	61,100	833,559
Trend Micro, Inc. (Information Technology)	(a)(b)	9,700	453,643
Tsuruha Holdings, Inc. (Consumer Staples)	(a)	31,100	2,412,274
Yamada Holdings Co. Ltd. (Consumer Discretionary)	(a)	259,600	921,518
Yaskawa Electric Corp. (Industrials)	(a)	19,600	625,346
ZOZO, Inc. (Consumer Discretionary)	(a)	5,700	140,766

			72,758,257

UNITED KINGDOM – 14.5%
Anglo American PLC (Materials)	(a)	26,706	1,045,804
AstraZeneca PLC (Health Care)	(a)	32,704	4,425,484
Auto Trader Group PLC (Communication Services)	(a)	30,253	188,396
Barclays PLC (Financials)	(a)	406,168	772,861
Bellway PLC (Consumer Discretionary)	(a)	6,949	158,911
BP PLC (Energy)	(a)	824,010	4,754,490
British American Tobacco PLC (Consumer Staples)	(a)	107,433	4,249,851
BT Group PLC (Communication Services)	(a)	1,120,254	1,512,650
Centrica PLC (Utilities)	(a)	498,613	579,917
Croda International PLC (Materials)	(a)	4,437	353,090

20	(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage International Equity Portfolio (Continued)

Schedule of Investments	December 31, 2022

Common Stocks (Continued)		Shares	Value

UNITED KINGDOM (continued)
Diageo PLC (Consumer Staples)	(a)	74,729	$3,271,027
GSK PLC (Health Care)	(a)	272,353	4,707,141
Hargreaves Lansdown PLC (Financials)	(a)	1,575	16,219
HSBC Holdings PLC (Financials)	(a)	231,243	1,433,136
IG Group Holdings PLC (Financials)	(a)	26,821	252,716
IMI PLC (Industrials)	(a)	20,815	325,085
Intertek Group PLC (Industrials)	(a)	48,438	2,356,615
Lloyds Banking Group PLC (Financials)	(a)	1,912,728	1,043,800
National Grid PLC (Utilities)	(a)	156,797	1,878,326
Reckitt Benckiser Group PLC (Consumer Staples)	(a)	1,573	109,035
RELX PLC (Industrials)	(a)	69,470	1,920,708
Rio Tinto PLC (Materials)	(a)	10,263	722,351
Shell PLC (Energy)	(a)	294,123	8,291,568
Smiths Group PLC (Industrials)	(a)	22,855	438,635
Spectris PLC (Information Technology)	(a)	21,778	788,943
Spirax-Sarco Engineering PLC (Industrials)	(a)	3,018	385,491
SSE PLC (Utilities)	(a)	61,341	1,261,596
Standard Chartered PLC (Financials)	(a)	51,959	387,537
Tesco PLC (Consumer Staples)	(a)	475,882	1,282,439
Travis Perkins PLC (Industrials)	(a)	6,709	71,727
Unilever PLC (Consumer Staples)	(a)	44,375	2,240,397
Vodafone Group PLC (Communication Services)	(a)	76,247	77,217

			51,303,163

FRANCE – 12.3%
Air Liquide SA (Materials)	(a)	1,218	172,877
Airbus SE (Industrials)	(a)	11,395	1,354,893
Arkema SA (Materials)	(a)	10,416	936,865
BNP Paribas SA (Financials)	(a)	26,857	1,529,214
Capgemini SE (Information Technology)	(a)	14,186	2,371,559
Covivio (Real Estate)	(a)	986	58,527
Danone SA (Consumer Staples)	(a)	376	19,817
Dassault Aviation SA (Industrials)	(a)	1,378	233,699
Dassault Systemes SE (Information Technology)	(a)	61,446	2,209,577
Engie SA (Utilities)	(a)	141,276	2,021,104
Hermes International (Consumer Discretionary)	(a)	1,752	2,711,836
Ipsen SA (Health Care)	(a)	3,340	359,252
Klepierre SA (Real Estate)	(a)	1,996	46,069
L’Oreal SA (Consumer Staples)	(a)	8,404	3,009,452
LVMH Moet Hennessy Louis Vuitton SE (Consumer Discretionary)	(a)	7,556	5,498,443
Pernod Ricard SA (Consumer Staples)	(a)	12,979	2,553,260
Remy Cointreau SA (Consumer Staples)	(a)	337	56,823
Rexel SA (Industrials)	(a)	17,299	342,148
Safran SA (Industrials)	(a)	24,455	3,063,082
Sanofi (Health Care)	(a)	55,920	5,392,172
Schneider Electric SE (Industrials)	(a)	17,981	2,525,154
Societe Generale SA (Financials)	(a)	77,925	1,954,642
Teleperformance (Industrials)	(a)	3,077	735,604
Thales SA (Industrials)	(a)	6,635	847,746
TotalEnergies SE (Energy)	(a)	33,171	2,082,248
Ubisoft Entertainment SA (Communication Services)	(a)(b)	24,242	684,856
Vinci SA (Industrials)	(a)	9,095	906,652

			43,677,571

GERMANY – 9.0%
adidas AG (Consumer Discretionary)	(a)	8,038	1,089,360
Bayer AG (Health Care)	(a)	15,643	805,146
Bayerische Motoren Werke AG (Consumer Discretionary)	(a)	7,988	707,217
Carl Zeiss Meditec AG (Health Care)	(a)	7,147	898,334
Daimler Truck Holding AG (Industrials)	(a)(b)	6,890	211,810
Deutsche Boerse AG (Financials)	(a)	4,613	794,313
Deutsche Post AG (Industrials)	(a)	89,745	3,358,853

Common Stocks (Continued)		Shares	Value

GERMANY (continued)
Deutsche Telekom AG (Communication Services)	(a)	68,914	$1,371,152
DWS Group GmbH & Co. KGaA (Financials)	(a)	15,320	494,384
Evonik Industries AG (Materials)	(a)	43,015	820,460
HOCHTIEF AG (Industrials)	(a)	20,441	1,148,088
Infineon Technologies AG (Information Technology)	(a)	37,935	1,152,916
K+SAG (Materials)	(a)	16,078	316,960
Mercedes-Benz Group AG (Consumer Discretionary)	(a)	52,577	3,438,266
Nemetschek SE (Information Technology)	(a)	13,867	708,969
SAP SE (Information Technology)	(a)	55,510	5,730,890
Scout24 SE (Communication Services)	(a)	29,373	1,478,449
Siemens AG (Industrials)	(a)	42,121	5,806,430
Siemens Energy AG (Industrials)	(a)	12,106	227,304
Talanx AG (Financials)	(a)	758	35,733
thyssenkrupp AG (Materials)	(a)(b)	10,393	63,112
Volkswagen AG (Consumer Discretionary)	(a)	1,834	287,710
Wacker Chemie AG (Materials)	(a)	7,127	908,252

			31,854,108

SWITZERLAND – 8.6%
ABB Ltd. (Industrials)	(a)	60,639	1,848,125
Chocoladefabriken Lindt & Spruengli AG (Consumer Staples)	(a)	2	205,767
Chocoladefabriken Lindt & Spruengli AG NVS (Consumer Staples)	(a)	172	1,752,687
Cie Financiere Richemont SA (Consumer Discretionary)	(a)	7,348	952,741
Glencore PLC (Materials)	(a)	50,126	334,272
Nestle SA (Consumer Staples)	(a)	67,160	7,757,608
Novartis AG (Health Care)	(a)	70,126	6,346,222
Roche Holding AG (Health Care)	(a)	1,016	393,696
Roche Holding AG NVS (Health Care)	(a)	12,270	3,855,692
STMicroelectronics N.V. (Information Technology)	(a)	36,673	1,303,212
Swatch Group AG / The (Consumer Discretionary)	(a)	3,856	1,095,955
Temenos AG (Information Technology)	(a)	8,875	488,243
UBS Group AG (Financials)	(a)	216,470	4,023,359

			30,357,579

AUSTRALIA – 8.5%
AGL Energy Ltd. (Utilities)	(a)	53,447	292,574
Allkem Ltd. (Materials)	(a)(b)	107,157	811,790
ANZ Group Holdings Ltd. (Financials)	(b)(c)	47,253	761,194
Aristocrat Leisure Ltd. (Consumer Discretionary)	(a)	125,991	2,596,146
BHP Group Ltd. (Materials)	(a)	215,292	6,669,088
Charter Hall Group (Real Estate)	(a)	8,433	68,407
Commonwealth Bank of Australia (Financials)	(a)	7,679	533,343
CSL Ltd. (Health Care)	(a)	10,832	2,112,176
Flight Centre Travel Group Ltd. (Consumer Discretionary)	(a)(b)	70,318	688,192
Fortescue Metals Group Ltd. (Materials)	(a)	40,762	569,737
GPT Group / The (Real Estate)	(a)	17,261	49,229
Iluka Resources Ltd. (Materials)	(a)	21,463	138,061
Insurance Australia Group Ltd. (Financials)	(a)	28,606	91,959
Macquarie Group Ltd. (Financials)	(a)	29,574	3,338,563
Medibank Pvt Ltd. (Financials)	(a)	127,147	253,663
Mineral Resources Ltd. (Materials)	(a)	4,954	259,869
National Australia Bank Ltd. (Financials)	(a)	81,394	1,652,592
OZ Minerals Ltd. (Materials)	(a)	14,706	277,196

21	(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage International Equity Portfolio (Continued)

Schedule of Investments	December 31, 2022

Common Stocks (Continued)		Shares	Value

AUSTRALIA (continued)
Pilbara Minerals Ltd. (Materials)	(a)(b)	23,199	$58,746
Qantas Airways Ltd. (Industrials)	(a)(b)	23,471	95,004
QBE Insurance Group Ltd. (Financials)	(a)	3,438	31,188
REA Group Ltd. (Communication Services)	(a)	7,058	530,808
Rio Tinto Ltd. (Materials)	(a)	2,762	217,992
Steadfast Group Ltd. (Financials)	(a)	65,112	241,826
Stockland (Real Estate)	(a)	30,809	75,878
Telstra Group Ltd. (Communication Services)	(a)	658,342	1,780,447
Treasury Wine Estates Ltd. (Consumer Staples)	(a)	18,626	172,075
Westpac Banking Corp. (Financials)	(a)	249,919	3,956,595
Worley Ltd. (Energy)	(a)	158,813	1,619,965

			29,944,303

NETHERLANDS – 4.3%
Aalberts N.V. (Industrials)	(a)	1,601	62,363
ABN AMRO Bank N.V. (Financials)	(a)	6,341	87,810
Adyen N.V. (Information Technology)	(a)(b)	69	95,789
Argenx SE (Health Care)	(a)(b)	880	330,357
ASML Holding N.V. (Information Technology)	(a)	9,922	5,409,987
ASR Nederland N.V. (Financials)	(a)	24,581	1,167,941
IMCD N.V. (Industrials)	(a)	4,562	652,555
JDE Peet’s N.V. (Consumer Staples)	(a)	2,959	85,588
Koninklijke DSM N.V. (Materials)	(a)	7,139	876,630
Koninklijke Philips N.V. (Health Care)	(a)	258,387	3,888,003
Koninklijke Vopak N.V. (Energy)	(a)	856	25,463
NN Group N.V. (Financials)	(a)	718	29,361
Randstad N.V. (Industrials)	(a)	3,516	214,836
Signify N.V. (Industrials)	(a)	3,734	125,696
Stellantis N.V. (Consumer Discretionary)	(a)(b)	100,006	1,421,121
Wolters Kluwer N.V. (Industrials)	(a)	7,867	823,165

			15,296,665

HONG KONG – 3.8%
AIA Group Ltd. (Financials)	(a)	533,200	5,888,331
ASMPT Ltd. (Information Technology)	(a)	54,400	386,359
Bank of East Asia Ltd. / The (Financials)	(a)	22,600	27,321
BOC Hong Kong Holdings Ltd. (Financials)	(a)	141,500	480,364
Budweiser Brewing Co. APAC Ltd. (Consumer Staples)	(a)	37,700	117,850
CK Hutchison Holdings Ltd. (Industrials)	(a)	61,500	368,437
CK Infrastructure Holdings Ltd. (Utilities)	(a)	29,500	153,932
ESR Group Ltd. (Real Estate)	(a)	27,600	57,699
Hang Lung Properties Ltd. (Real Estate)	(a)	29,000	56,492
Hysan Development Co. Ltd. (Real Estate)	(a)	42,000	136,014
Jardine Matheson Holdings Ltd. (Industrials)	(a)	42,700	2,172,185
Kerry Properties Ltd. (Real Estate)	(a)	262,500	569,478
Link REIT (Real Estate)	(a)	3,300	24,147
Man Wah Holdings Ltd. (Consumer Discretionary)	(a)	74,400	73,620
New World Development Co. Ltd. (Real Estate)	(a)	417,000	1,169,758
Pacific Basin Shipping Ltd. (Industrials)	(a)	46,000	15,497
Sino Land Co. Ltd. (Real Estate)	(a)	74,000	92,299
SITC International Holdings Co. Ltd. (Industrials)	(a)	17,000	37,679
Sun Hung Kai Properties Ltd. (Real Estate)	(a)	53,000	723,946
Swire Properties Ltd. (Real Estate)	(a)	317,200	803,434

Common Stocks (Continued)		Shares	Value

HONG KONG (continued)
WH Group Ltd. (Consumer Staples)	(a)	41,000	$23,913
Wharf Holdings Ltd. / The (Real Estate)	(a)	13,000	38,134

			13,416,889

DENMARK – 3.7%
AP Moller - Maersk A/S Class B (Industrials)	(a)	742	1,661,044
AP Moller - Maersk A/S Class A (Industrials)	(a)	236	520,111
Carlsberg A/S Class B (Consumer Staples)	(a)	2,443	324,056
Coloplast A/S Class B (Health Care)	(a)	1,639	192,013
Demant A/S (Health Care)	(a)(b)	3,260	90,907
DSV A/S (Industrials)	(a)	794	125,561
Genmab A/S (Health Care)	(a)(b)	1,997	844,321
H. Lundbeck A/S (Health Care)	(a)	58,088	217,525
Novo Nordisk A/S Class B (Health Care)	(a)	46,898	6,369,478
Novozymes A/S (Materials)	(a)	16,650	844,716
Pandora A/S (Consumer Discretionary)	(a)	2,667	188,508
Tryg A/S (Financials)	(a)	76,418	1,816,116

			13,194,356

SWEDEN – 2.2%
Boliden AB (Materials)	(a)	11,216	421,297
EQT AB (Financials)	(a)	6,023	127,960
Industrivarden AB Class C (Financials)	(a)	79,772	1,935,465
Industrivarden AB Class A (Financials)	(a)	19,521	474,810
Investor AB Class B (Financials)	(a)	113,823	2,060,305
Investor AB Class A (Financials)	(a)	12,476	232,112
Saab AB Class B (Industrials)	(a)	48,739	1,920,684
Telefonaktiebolaget LM Ericsson Class B (Information Technology)	(a)	70,592	413,628
Volvo AB Class B (Industrials)	(a)	8,423	152,150
Volvo Car AB Class B (Consumer Discretionary)	(a)(b)	6,204	28,249

			7,766,660

ITALY – 1.8%
A2A SpA (Utilities)	(a)	104,688	139,577
Assicurazioni Generali SpA (Financials)	(a)	26,905	478,438
Banca Monte dei Paschi di Siena SpA (Financials)	(a)(b)	19,711	40,582
Buzzi Unicem SpA (Materials)	(a)	4,727	91,090
Eni SpA (Energy)	(a)	5,857	83,283
Intesa Sanpaolo SpA (Financials)	(a)	261,586	579,520
Mediobanca Banca di Credito Finanziario SpA (Financials)	(a)	64,335	618,199
Moncler SpA (Consumer Discretionary)	(a)	1,055	56,059
Pirelli & C SpA (Consumer Discretionary)	(a)	107,435	460,526
Poste Italiane SpA (Financials)	(a)	62,346	608,277
PRADA SpA (Consumer Discretionary)	(a)	38,500	216,132
Reply SpA (Information Technology)	(a)	2,406	276,011
Snam SpA (Utilities)	(a)	433,374	2,101,360
UniCredit SpA (Financials)	(a)	46,892	665,376
UnipolSai Assicurazioni SpA (Financials)	(a)	33,256	81,874

			6,496,304

SPAIN – 1.8%
Acciona SA (Utilities)	(a)	8,647	1,591,321
Amadeus IT Group SA (Information Technology)	(a)(b)	4,257	220,843
Banco Bilbao Vizcaya Argentaria SA (Financials)	(a)	374,189	2,253,840
Banco Santander SA (Financials)	(a)	187,787	561,504

22	(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage International Equity Portfolio (Continued)

Schedule of Investments	December 31, 2022

Common Stocks (Continued)		Shares	Value

SPAIN (continued)
Bankinter SA (Financials)	(a)	7,452	$49,925
Grifols SA (Health Care)	(a)(b)	13,038	150,568
Iberdrola SA (Utilities)	(a)	69,450	810,724
Mapfre SA (Financials)	(a)	81,137	156,960
Repsol SA (Energy)	(a)	33,837	538,584

			6,334,269

NORWAY – 1.7%
Aker BP ASA (Energy)	(a)	24,712	768,120
DNB Bank ASA (Financials)	(a)	135,942	2,684,869
Equinor ASA (Energy)	(a)	59,351	2,133,089
Gjensidige Forsikring ASA (Financials)	(a)	2,101	41,209
Kongsberg Gruppen ASA (Industrials)	(a)	3,348	142,504
Var Energi ASA (Energy)	(a)	108,508	374,607

			6,144,398

BELGIUM – 1.6%
Anheuser-Busch InBev SA / N.V. (Consumer Staples)	(a)	58,383	3,516,463
KBC Group N.V. (Financials)	(a)	23,802	1,532,498
Proximus SADP (Communication Services)	(a)	2,328	22,477
Solvay SA (Materials)	(a)	5,550	561,138
UCB SA (Health Care)	(a)	1,987	156,563

			5,789,139

SINGAPORE – 1.1%
ComfortDelGro Corp. Ltd. (Industrials)	(a)	51,100	46,929
Jardine Cycle & Carriage Ltd. (Industrials)	(a)	113,200	2,417,016
Mapletree Pan Asia Commercial Trust (Real Estate)	(a)	116,200	145,185
Oversea-Chinese Banking Corp. Ltd. (Financials)	(a)	82,100	746,784
United Overseas Bank Ltd. (Financials)	(a)	28,700	657,398

			4,013,312

IRELAND – 0.8%
AIB Group PLC (Financials)	(a)	13,753	52,790
Experian PLC (Industrials)	(a)	72,780	2,464,937
Kingspan Group PLC (Industrials)	(a)	7,011	379,603

			2,897,330

Common Stocks (Continued)		Shares	Value

LUXEMBOURG – 0.6%
ArcelorMittal SA (Materials)	(a)	78,950	$2,082,870

AUSTRIA – 0.5%
ams-OSRAM AG (Information Technology)	(a)(b)	51,788	379,431
ANDRITZ AG (Industrials)	(a)	18,223	1,043,123
BAWAG Group AG (Financials)	(a)	1,967	104,822
Erste Group Bank AG (Financials)	(a)	8,368	267,736

			1,795,112

FINLAND – 0.4%
Nokia Oyj (Information Technology)	(a)	308,973	1,435,395

ISRAEL – 0.2%
Alony Hetz Properties & Investments Ltd. (Real Estate)	(a)	3,111	31,702
Bank Hapoalim BM (Financials)	(a)	10,181	91,669
Bezeq The Israeli Telecommunication Corp. Ltd. (Communication Services)	(a)	272,344	467,209
Teva Pharmaceutical Industries Ltd. (Health Care)	(a)(b)	9,899	91,285

			681,865

Total Common Stocks
(Cost $344,839,979)			$347,239,545

Preferred Securities – 0.6%			Rate		Quantity	Value

GERMANY – 0.6%
FUCHS PETROLUB SE (Materials)	(a	)	3.146	% (d)	2,937	$102,661
Volkswagen AG (Consumer Discretionary)	(a	)	22.866	% (d)	14,429	1,789,912

Total Preferred Securities (Cost $2,091,888)						$1,892,573

Total Investments – 98.5% (Cost $346,931,867)					(e)	$349,132,118
Other Assets in Excess of Liabilities – 1.5%					(f)	5,439,423

Net Assets – 100.0%						$354,571,541

Percentages are stated as a percent of net assets.

Abbreviations:

NVS: Non Voting Shares

Footnotes:

(a)

Security traded on a foreign exchange has been valued at an estimate of fair value that is different than the local market close price. These fair value estimates are determined by an independent fair valuation service that has been approved by the Board. These securities represent $348,370,924 or 98.3% of the Portfolio’s net assets.

(b)	Non-income producing security.
(c)

As discussed in Note 2 of the Notes to Financial Statements, not all investments that are traded on a foreign exchange are valued at an estimate that is different from the local close price. In some instances, the independent fair valuation service uses a stock’s local close price because the service’s measure of predictability related to their valuation model of a stock is below a chosen threshold. These securities represent $761,194 or 0.2% of the Portfolio’s net assets. Other Portfolio securities are not subjected to fair valuation procedures because they are traded on domestic or foreign exchanges that have close times that are consistent with the U.S. market close, normally 4:00 pm Eastern Time.

(d)

Represents twelve-month dividend yield. Rates are determined by actual distributions, which are impacted by factors unique to each preference share such as board authorization, distributable earnings, and preferred payout features compared to other classes of equity.

(e)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.
(f)	Includes $263,693 of cash pledged as collateral for the futures contracts outstanding at December 31, 2022. See also the following Schedule of Open Futures Contracts.

The accompanying notes are an integral part of these financial statements.

23

Ohio National Fund, Inc.	ON BlackRock Advantage International Equity Portfolio (Continued)

Schedule of Open Futures Contracts	December 31, 2022

Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
MSCI EAFE Index - Long	51	March 17, 2023	$5,162,383	$4,970,970	$(191,413)	$(48,273)

The accompanying notes are an integral part of these financial statements.

24

Ohio National Fund, Inc.	ON Janus Henderson Forty Portfolio (Unaudited)

Objective/Strategy

The ON Janus Henderson Forty Portfolio seeks long-term capital growth by investing primarily in domestic and foreign equity securities selected for growth potential.

Performance as of December 31, 2022

Average Annual returns
One year	-33.92%
Five years	9.13%
Ten years	12.49%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in the Portfolio’s shares is obtained either through an allocation to the Portfolio as an investment vehicle within variable life insurance policies or annuity contracts, or as an underlying investment by the ON Model Portfolios. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 0.78% per the Fund’s prospectus dated April 29, 2022. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2022 can be found in the Portfolio’s Financial Highlights.

Comments from Sub-Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the year ended December 31, 2022, the Portfolio returned -33.92% versus -29.14% for its benchmark, the Russell 1000® Growth Index.

Q. Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A. Due to the concentrated nature of the Portfolio, the Portfolio’s relative underperformance was due largely to the individual stocks in the Portfolio, rather than a market condition or investment strategy that worked against the Portfolio. (1)

Q. How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark?

A. Stock selection was the main driver of underperformance, led by negative selection within Communication Services, Information Technology, and Consumer Staples. Stock selection in Industrials and Consumer Discretionary contributed to relative performance. Sector allocation also detracted from relative performance for the year due to underweights in Consumer Staples and Energy, and an overweight to Communication Services. An overweight to Industrials offset some of the sector allocation underperformance. (1)

Q. Which securities contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. Social media operator Snap, Inc. Class A was the top detractor from relative performance. The company suffered earlier in the year, as it faced difficulty in measuring advertisers’ conversion rates due to Apple’s iOS privacy changes. Later, the company had a more difficult time than expected gaining market share amid a weakening environment for advertising revenue. We exited our position in the stock during the year.

Medical device company Align Technology, Inc., which designs, manufactures, and markets dentistry products such as Invisalign, was also among the top detractors. The company suffered on fears that demand for its clear aligner product may have been pulled forward more than previously expected during the pandemic, and that consumer spending on big-ticket items would decline as the macroeconomic outlook weakens. We exited our position in the stock during the year. Cloud-based customer engagement platform Twilio, Inc. Class A (“Twilio”) was the third largest detractor. At the onset of the COVID-19 pandemic, demand for Twilio’s core products grew swiftly as digital transformation efforts accelerated, but the stock subsequently suffered from difficult year-over-year comparisons, lowered growth expectations, and margins below expectations. High-growth stocks with expected cash flows far out into the future generally fell during the year, as interest rates rose significantly. We exited our position in the stock during the year.

Not holding benchmark position Tesla, Inc., which declined significantly during the year, was the top contributor to the Portfolio’s benchmark-relative performance. The second largest individual contributor to relative performance was agriculture and industrial equipment manufacturer Deere & Co (“Deere”). Deere reported strong volumes with a solid outlook for its 2023 order book during the year, as farmers continue to be supported by elevated agricultural commodity prices. Deere has also benefited from the market’s recognition that the company is transitioning from a cyclical, agricultural-based company to a technology-centric provider of precision agriculture products. (1)

Q. Were there any significant changes to the Portfolio’s management team, investment strategy, or selection process during the reporting period?

A. There were no material changes to the Portfolio’s management team, investment strategy, or selection process. Brian Recht, former Assistant Portfolio Manager for the Portfolio, was promoted to Co-Portfolio Manager during the year.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2022.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 1000® Growth Index is a market-capitalization weighted index of those firms in the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. The index presented includes the effects of reinvested dividends.

Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

25	(continued)

Ohio National Fund, Inc.	ON Janus Henderson Forty Portfolio (Unaudited)(Continued)

Portfolio Composition as of December 31, 2022 (1)

% of Net Assets
Common Stocks (4)	98.7
Commercial Paper	1.4
Less Net Liabilities	(0.1)

100.0

Top 10 Portfolio Holdings as of December 31, 2022 (1) (2) (3)

		% of Net Assets
1.	Microsoft Corp.	11.0
2.	Mastercard, Inc. Class A	7.0
3.	Amazon.com, Inc.	4.5
4.	Apple, Inc.	4.4
5.	Deere & Co.	4.1
6.	AbbVie, Inc.	3.7
7.	Horizon Therapeutics PLC	3.6
8.	TJX Cos., Inc. / The	3.5
9.	CoStar Group, Inc.	3.4
10.	Howmet Aerospace, Inc.	3.4

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Common Stocks):

% of Net Assets
Information Technology	37.6
Consumer Discretionary	15.3
Industrials	13.3
Health Care	11.4
Materials	6.8
Communication Services	6.3
Financials	4.2
Real Estate	3.3
Consumer Staples	0.5

98.7

26

Ohio National Fund, Inc.	ON Janus Henderson Forty Portfolio

Schedule of Investments	December 31, 2022

Common Stocks – 98.7%		Shares	Value

COMMUNICATION SERVICES – 6.3%
Alphabet, Inc. Class C (Interactive Media & Svs.)	(a)	12,368	$1,097,413
Match Group, Inc. (Interactive Media & Svs.)	(a)	5,148	213,590
Meta Platforms, Inc. Class A (Interactive Media & Svs.)	(a)	12,098	1,455,873

			2,766,876

CONSUMER DISCRETIONARY – 15.3%
Amazon.com, Inc. (Internet & Direct Marketing Retail)	(a)	23,614	1,983,576
Booking Holdings, Inc. (Hotels, Restaurants & Leisure)	(a)	560	1,128,557
Caesars Entertainment, Inc. (Hotels, Restaurants & Leisure)	(a)	10,481	436,010
LVMH Moet Hennessy Louis Vuitton SE (Textiles, Apparel & Luxury Goods)	(b)	1,184	861,588
NIKE, Inc. Class B (Textiles, Apparel & Luxury Goods)		5,441	636,651
Rivian Automotive, Inc. Class A (Automobiles)	(a)	9,216	169,851
TJX Cos., Inc. / The (Specialty Retail)		19,232	1,530,867

			6,747,100

CONSUMER STAPLES – 0.5%
Olaplex Holdings, Inc. (Personal Products)	(a)	41,436	215,882

FINANCIALS – 4.2%
Charles Schwab Corp. / The (Capital Markets)		12,517	1,042,165
Cullen / Frost Bankers, Inc. (Banks)		5,988	800,596

			1,842,761

HEALTH CARE – 11.4%
AbbVie, Inc. (Biotechnology)		10,018	1,619,009
Danaher Corp. (Life Sciences Tools & Svs.)		5,089	1,350,722
Dexcom, Inc. (Health Care Equip. & Supplies)	(a)	3,902	441,863
Horizon Therapeutics PLC (Biotechnology)	(a)	14,103	1,604,921

			5,016,515

INDUSTRIALS – 13.3%
Core & Main, Inc. Class A (Trading Companies & Distributors)	(a)	56,258	1,086,342

Common Stocks (Continued)			Shares	Value

INDUSTRIALS (continued)
CoStar Group, Inc. (Professional Svs.)	(a)		19,506	$1,507,424
Deere & Co. (Machinery)			4,208	1,804,222
Howmet Aerospace, Inc. (Aerospace & Defense)			37,767	1,488,397

				5,886,385

INFORMATION TECHNOLOGY – 37.6%
Advanced Micro Devices, Inc. (Semiconductors & Equip.)	(a)		20,803	1,347,410
Apple, Inc. (Tech. Hardware, Storage & Periph.)			14,998	1,948,690
ASML Holding N.V. (Semiconductors & Equip.)			2,583	1,411,351
Atlassian Corp. Class A (Software)	(a)		5,651	727,171
Mastercard, Inc. Class A (IT Svs.)			8,874	3,085,756
Microsoft Corp. (Software)			20,290	4,865,948
NVIDIA Corp. (Semiconductors & Equip.)			3,722	543,933
Texas Instruments, Inc. (Semiconductors & Equip.)			7,938	1,311,516
Workday, Inc. Class A (Software)	(a)		8,105	1,356,210

				16,597,985

MATERIALS – 6.8%
Crown Holdings, Inc. (Containers & Packaging) .			17,556	1,443,279
Freeport-McMoRan, Inc. (Metals & Mining)			13,650	518,700
Sherwin-Williams Co. / The (Chemicals)			4,448	1,055,644

				3,017,623

REAL ESTATE – 3.3%
American Tower Corp. (Equity REIT)			6,899	1,461,622

Total Common Stocks (Cost $41,623,533)				$43,552,749

Commercial Paper – 1.4%			Shares	Value
Societe Generale SA, 3.992%, 01/03/2023			600,000	$599,867

Total Commercial Paper (Cost $599,867)				$599,867

Total Investments – 100.1% (Cost $42,223,400)	(c	)		$44,152,616
Liabilities in Excess of Other Assets – (0.1)%				(23,816)

Net Assets – 100.0%				$44,128,800

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.
(b)

Security traded on a foreign exchange has been valued at an estimate of fair value that is different than the local market close price. These fair value estimates are determined by an independent fair valuation service that has been approved by the Board. These securities represent $861,588 or 2.0% of the Portfolio’s net assets.

(c)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

27

Ohio National Fund, Inc.	ON AB Small Cap Portfolio (Unaudited)

Objective/Strategy

The ON AB Small Cap Portfolio seeks long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in equity securities of smaller capitalization companies with market capitalizations at the time of investment that fall within the lowest 20% of the total U.S. equity market capitalization (excluding companies with market capitalizations of less than $10 million).

Performance as of December 31, 2022

Average Annual returns
One year	-28.73%
Five years	4.47%
Ten years	10.17%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in the Portfolio’s shares is obtained either through an allocation to the Portfolio as an investment vehicle within variable life insurance policies or annuity contracts, or as an underlying investment by the ON Model Portfolios. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 0.83% per the Fund’s prospectus dated April 29, 2022. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2022 can be found in the Portfolio’s Financial Highlights.

Comments from Sub-Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the year ended December 31, 2022, the Portfolio returned -28.73% versus -20.44% for its benchmark, the Russell 2000® Index.

Q. Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A. An unprecedented pace of interest rate hikes drove down asset valuations across the board, with high growth, small cap stocks being hit particularly hard. Given the Portfolio’s greater exposure to growth stocks than the benchmark, the Portfolio saw sharper declines than those of the benchmark. Additionally, record levels of correlation among high-growth stocks led to significant price movements (both up and down), regardless of company fundamentals, which meant the Portfolio was not rewarded for the quality companies it owned. (1)

Q. How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark?

A. While sector allocation and security selection each detracted from relative performance, security selection was more significant to underperformance. Selection within Health Care was the primary driver of underperformance, followed by selection within Industrials and Financials. An underweight to Energy and an overweight to Information Technology also detracted. Underweights to Communication Services and Real Estate contributed slightly. (1)

Q. Which securities contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. Matador Resources Co., ChampionX Corp. (“ChampionX”), and Silk Road Medical, Inc. were the largest individual contributors to relative performance. Matador Resources Co.’s shares outperformed mostly due to a positive oil price backdrop. Oil-field technology and chemistry supply company ChampionX contributed after releasing a strong third quarter earnings report. The company continues to execute on its ability to catch up on price/cost in its performance chemicals division, while experiencing continued growth in its other two divisions. Also, after having sufficiently paid down its debt, Champion will now return cash to its shareholders via a share buyback program. Silk Road Medical, Inc. contributed after the company received FDA approval for its TransCarotid Artery Revascularization (“TCAR”) label expansion to standard risk patients. Subsequently, Medicare announced expanded coverage to standard risk patients, providing an added boost to the stock.

R1 RCM, Inc., Trupanion, Inc., and Ranpak Holdings Corp. (“Ranpak”) were the largest individual detractors from relative performance. R1 RCM, Inc. was generally flat for most of the year, but reported third-quarter earnings that fell short on estimates for revenues and EBITDA, and significantly lowered its full-year guidance. The company’s CEO stepped down and the stock subsequently declined. Trupanion, Inc., a beneficiary of pandemic-era spending, declined as inflation weighed on consumer spending, despite positive longer-term trends in animal care. Ranpak detracted as the economic downturn in Europe and e-commerce weighed on its outlook. Additionally, the company has a Russian mill that supplies about 10% of its paper worldwide. The assumption is that Ranpak will eventually be unable to source from Russia, which could hurt its margins going forward. (1)

Q. Were there any significant changes to the Portfolio’s management team, investment strategy, or selection process during the reporting period?

A. Michael Doherty, Quantitative Analyst on AllianceBerstein L.P.’s ("AB") U.S. Small and SMID Growth team, retired effective June 30, 2022. Lucie Germain, who joined AB in December 2015, has assumed Michael’s role as the team’s quantitative analyst. Lucie previously served as a Senior Associate Portfolio Manager in the Institutional Equity Portfolio Management Group where she covered both U.S. Growth and Developed Market Strategic Core equity platforms.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2022.

28	(continued)

Ohio National Fund, Inc.	ON AB Small Cap Portfolio (Unaudited) (Continued)

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index includes the 2,000 firms from the Russell 3000® Index with the smallest market capitalizations. The Russell 3000® Index represents 98% of the investable U.S. equity market.

Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

Portfolio Composition as of December 31, 2022 (1)

% of Net Assets
Common Stocks (4)	98.7
Exchange Traded Funds	0.4
Other Net Assets	0.9

100.0

Top 10 Portfolio Holdings as of December 31, 2022 (1) (2) (3)

		% of Net Assets
1.	Helmerich & Payne, Inc.	1.1
2.	SPS Commerce, Inc.	1.0
3.	ChampionX Corp.	1.0
4.	Texas Roadhouse, Inc.	0.9
5.	National Vision Holdings, Inc.	0.9
6.	Herc Holdings, Inc.	0.9
7.	Novanta, Inc.	0.9
8.	Chefs’ Warehouse, Inc. / The	0.8
9.	Hilton Grand Vacations, Inc.	0.8
10.	Saia, Inc.	0.8

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

(4)	Sectors (Common Stocks):

% of Net Assets
Industrials	19.0
Information Technology	18.1
Health Care	15.0
Consumer Discretionary	13.5
Financials	13.1
Energy	6.6
Consumer Staples	4.4
Real Estate	3.8
Materials	3.1
Utilities	1.2
Communication Services	0.9

98.7

29

Ohio National Fund, Inc.	ON AB Small Cap Portfolio

Schedule of Investments	December 31, 2022

Common Stocks – 98.7%			Shares	Value

COMMUNICATION SERVICES – 0.9%
AMC Networks, Inc. Class A (Media)	(a	)	3,530	$55,315
Cars.com, Inc. (Interactive Media & Svs.)	(a	)	5,115	70,434
Cinemark Holdings, Inc. (Entertainment)	(a	)	9,019	78,104
Cogent Communications Holdings, Inc. (Diversified Telecom. Svs.)			3,530	201,492
EW Scripps Co. / The Class A (Media)	(a	)	8,220	108,422
Gogo, Inc. (Wireless Telecom. Svs.)	(a	)	4,843	71,483
Shutterstock, Inc. (Interactive Media & Svs.)			2,040	107,549
TechTarget, Inc. (Media)	(a	)	2,320	102,219
Telephone and Data Systems, Inc. (Wireless Telecom. Svs.)			11,170	117,173
Yelp, Inc. (Interactive Media & Svs.)	(a	)	4,550	124,397

				1,036,588

CONSUMER DISCRETIONARY – 13.5%
Academy Sports & Outdoors, Inc. (Specialty Retail)			6,319	332,000
Adtalem Global Education, Inc. (Diversified Consumer Svs.)	(a	)	4,134	146,757
American Axle & Manufacturing Holdings, Inc. (Auto Components)	(a	)	19,150	149,753
American Eagle Outfitters, Inc. (Specialty Retail)			10,150	141,694
Asbury Automotive Group, Inc. (Specialty Retail)	(a	)	1,826	327,311
Bed Bath & Beyond, Inc. (Specialty Retail)	(a	)	8,785	22,050
Bloomin’ Brands, Inc. (Hotels, Restaurants & Leisure)			6,750	135,810
Boot Barn Holdings, Inc. (Specialty Retail)	(a	)	2,520	157,550
Buckle, Inc. / The (Specialty Retail)			948	42,992
Cavco Industries, Inc. (Household Durables)	(a	)	600	135,750
Century Communities, Inc. (Household Durables)			2,540	127,025
Cheesecake Factory, Inc. / The (Hotels, Restaurants & Leisure)			3,690	117,010
Dave & Buster’s Entertainment, Inc. (Hotels, Restaurants & Leisure)	(a	)	3,360	119,078
Designer Brands, Inc. Class A (Specialty Retail)			10,040	98,191
Dine Brands Global, Inc. (Hotels, Restaurants & Leisure)			1,840	118,864
Dorman Products, Inc. (Auto Components)	(a	)	2,510	202,984
European Wax Center, Inc. Class A (Diversified Consumer Svs.)			24,437	304,241
Five Below, Inc. (Specialty Retail)	(a	)	3,535	625,235
Floor & Decor Holdings, Inc. Class A (Specialty Retail)	(a	)	366	25,485
Fox Factory Holding Corp. (Auto Components)	(a	)	9,345	852,544
Frontdoor, Inc. (Diversified Consumer Svs.)	(a	)	5,721	118,997
Gentherm, Inc. (Auto Components)	(a	)	2,750	179,548
Green Brick Partners, Inc. (Household Durables)	(a	)	3,212	77,827
Group 1 Automotive, Inc. (Specialty Retail)			1,410	254,322
Hilton Grand Vacations, Inc. (Hotels, Restaurants & Leisure)	(a	)	24,669	950,743
Installed Building Products, Inc. (Household Durables)			1,958	167,605
iRobot Corp. (Household Durables)	(a	)	2,450	117,919
Jack in the Box, Inc. (Hotels, Restaurants & Leisure)			1,400	95,522
Kontoor Brands, Inc. (Textiles, Apparel & Luxury Goods)			3,960	158,360
La-Z-Boy, Inc. (Household Durables)			4,820	109,992
LCI Industries (Auto Components)			2,180	201,541
Leslie’s, Inc. (Specialty Retail)	(a	)	9,849	120,256
LGI Homes, Inc. (Household Durables)	(a	)	1,930	178,718
Life Time Group Holdings, Inc. (Hotels, Restaurants & Leisure)	(a	)	43,195	516,612
Lithia Motors, Inc. (Specialty Retail)			2,637	539,899

Common Stocks (Continued)			Shares	Value

CONSUMER DISCRETIONARY (continued)
Lovesac Co. / The (Household Durables)	(a	)	11,718	$257,913
M.D.C. Holdings, Inc. (Household Durables)			4,850	153,260
Meritage Homes Corp. (Household Durables)	(a	)	3,170	292,274
Mister Car Wash, Inc. (Diversified Consumer Svs.)	(a	)	5,263	48,578
Monarch Casino & Resort, Inc. (Hotels, Restaurants & Leisure)	(a	)	1,660	127,637
National Vision Holdings, Inc. (Specialty Retail)	(a	)	26,754	1,036,985
ODP Corp. / The (Specialty Retail)	(a	)	4,400	200,376
Oxford Industries, Inc. (Textiles, Apparel & Luxury Goods)			2,010	187,292
Patrick Industries, Inc. (Auto Components)			1,980	119,988
Planet Fitness, Inc. Class A (Hotels, Restaurants & Leisure)	(a	)	11,295	890,046
Shake Shack, Inc. Class A (Hotels, Restaurants & Leisure)	(a	)	3,100	128,743
Signet Jewelers Ltd. (Specialty Retail)			4,460	303,280
Six Flags Entertainment Corp. (Hotels, Restaurants & Leisure)	(a	)	5,473	127,247
Skyline Champion Corp. (Household Durables)	(a	)	10,958	564,447
Sleep Number Corp. (Specialty Retail)	(a	)	2,190	56,896
Sonos, Inc. (Household Durables)	(a	)	9,149	154,618
Steven Madden Ltd. (Textiles, Apparel & Luxury Goods)			6,550	209,338
Strategic Education, Inc. (Diversified Consumer Svs.)			2,073	162,357
Stride, Inc. (Diversified Consumer Svs.)	(a	)	2,963	92,683
Sturm Ruger & Co., Inc. (Leisure Products)			2,740	138,699
Texas Roadhouse, Inc. (Hotels, Restaurants & Leisure)			11,648	1,059,386
Tri Pointe Homes, Inc. (Household Durables)	(a	)	7,833	145,616
Vista Outdoor, Inc. (Leisure Products)	(a	)	5,450	132,817
Wingstop, Inc. (Hotels, Restaurants & Leisure)			4,412	607,179
Winnebago Industries, Inc. (Automobiles)			2,890	152,303
Wolverine World Wide, Inc. (Textiles, Apparel & Luxury Goods)			7,240	79,133

				15,399,276

CONSUMER STAPLES – 4.4%
Cal-Maine Foods, Inc. (Food Products)			2,520	137,214
Central Garden & Pet Co. Class A (Household Products)	(a	)	3,610	129,238
Chefs’ Warehouse, Inc. / The (Food & Staples Retailing)	(a	)	28,725	955,968
Edgewell Personal Care Co. (Personal Products)			4,650	179,211
elf Beauty, Inc. (Personal Products)	(a	)	3,300	182,490
Fresh Del Monte Produce, Inc. (Food Products)			6,300	164,997
Grocery Outlet Holding Corp. (Food & Staples Retailing)	(a	)	25,108	732,903
Hain Celestial Group, Inc. / The (Food Products)	(a	)	5,981	96,773
Hostess Brands, Inc. (Food Products)	(a	)	10,075	226,083
J & J Snack Foods Corp. (Food Products)			1,300	194,623
Medifast, Inc. (Personal Products)			1,020	117,657
MGP Ingredients, Inc. (Beverages)			1,020	108,508
National Beverage Corp. (Beverages)	(a	)	2,645	123,072
Nu Skin Enterprises, Inc. Class A (Personal Products)			3,254	137,189
PriceSmart, Inc. (Food & Staples Retailing)			280	17,018
Simply Good Foods Co. / The (Food Products)	(a	)	7,200	273,816
TreeHouse Foods, Inc. (Food Products)	(a	)	4,709	232,530
United Natural Foods, Inc. (Food & Staples Retailing)	(a	)	4,820	186,582
USANA Health Sciences, Inc. (Personal Products)	(a	)	1,970	104,804
Vector Group Ltd. (Tobacco)			13,620	161,533

30	(continued)

Ohio National Fund, Inc.	ON AB Small Cap Portfolio (Continued)

Schedule of Investments	December 31, 2022

Common Stocks (Continued)			Shares	Value

CONSUMER STAPLES (continued)
Vital Farms, Inc. (Food Products)	(a	)	21,050	$314,066
WD-40 Co. (Household Products)			1,140	183,779

				4,960,054

ENERGY – 6.6%
Archrock, Inc. (Energy Equip. & Svs.)			200	1,796
Callon Petroleum Co. (Oil, Gas & Consumable Fuels)	(a	)	4,750	176,178
ChampionX Corp. (Energy Equip. & Svs.)			37,366	1,083,240
Civitas Resources, Inc. (Oil, Gas & Consumable Fuels)			3,439	199,221
CONSOL Energy, Inc. (Oil, Gas & Consumable Fuels)			2,250	146,250
Core Laboratories N.V. (Energy Equip. & Svs.)			7,290	147,768
DT Midstream, Inc. (Oil, Gas & Consumable Fuels)			13,271	733,356
Green Plains, Inc. (Oil, Gas & Consumable Fuels)	(a	)	3,850	117,425
Helmerich & Payne, Inc. (Energy Equip. & Svs.)			24,151	1,197,165
Magnolia Oil & Gas Corp. Class A (Oil, Gas & Consumable Fuels)			39,572	927,963
Matador Resources Co. (Oil, Gas & Consumable Fuels)			16,486	943,659
Patterson-UTI Energy, Inc. (Energy Equip. & Svs.)			15,640	263,378
RPC, Inc. (Energy Equip. & Svs.)			15,490	137,706
SM Energy Co. (Oil, Gas & Consumable Fuels)			8,360	291,179
Talos Energy, Inc. (Oil, Gas & Consumable Fuels)	(a	)	7,240	136,691
TechnipFMC PLC (Energy Equip. & Svs.)	(a	)	64,895	791,070
U.S. Silica Holdings, Inc. (Energy Equip. & Svs.)	(a	)	7,450	93,125
World Fuel Services Corp. (Oil, Gas & Consumable Fuels)			4,930	134,737

				7,521,907

FINANCIALS – 13.1%
American Equity Investment Life Holding Co. (Insurance)			4,630	211,221
Ameris Bancorp (Banks)			5,910	278,597
Apollo Commercial Real Estate Finance, Inc. (Mortgage REIT)			11,680	125,677
Assured Guaranty Ltd. (Insurance)			4,380	272,699
Axos Financial, Inc. (Thrifts & Mortgage Finance)	(a	)	4,330	165,493
B. Riley Financial, Inc. (Capital Markets)			2,670	91,314
BancFirst Corp. (Banks)			1,300	114,634
BankUnited, Inc. (Banks)			8,010	272,100
Banner Corp. (Banks)			3,130	197,816
Bread Financial Holdings, Inc. (Consumer Finance)			3,242	122,094
Brightsphere Investment Group, Inc. (Capital Markets)			2,827	58,180
Brookline Bancorp, Inc. (Banks)			11,040	156,216
Columbia Banking System, Inc. (Banks)			6,120	184,396
Community Bank System, Inc. (Banks)			4,580	288,311
Customers Bancorp, Inc. (Banks)	(a	)	2,500	70,850
CVB Financial Corp. (Banks)			10,890	280,417
Dime Community Bancshares, Inc. (Banks)			5,370	170,927
Donnelley Financial Solutions, Inc. (Capital Markets)	(a	)	310	11,981
Eagle Bancorp, Inc. (Banks)			3,330	146,753
Employers Holdings, Inc. (Insurance)			4,390	189,341
Encore Capital Group, Inc. (Consumer Finance)	(a	)	3,210	153,887
First BanCorp (Banks)			18,380	233,794
First Financial Bancorp (Banks)			7,980	193,355
First Financial Bankshares, Inc. (Banks)			22,478	773,243
First Hawaiian, Inc. (Banks)			11,000	286,440
Genworth Financial, Inc. Class A (Insurance)	(a	)	48,010	253,973
Horace Mann Educators Corp. (Insurance)			3,110	116,221

Common Stocks (Continued)			Shares	Value

FINANCIALS (continued)
Houlihan Lokey, Inc. (Capital Markets)			10,270	$895,133
Independent Bank Corp. (Banks)			3,783	319,399
Independent Bank Group, Inc. (Banks)			3,060	183,845
James River Group Holdings Ltd. (Insurance)			4,800	100,368
KKR Real Estate Finance Trust, Inc. (Mortgage REIT)			8,420	117,543
Lakeland Financial Corp. (Banks)			1,840	134,265
Mercury General Corp. (Insurance)			357	12,209
Mr. Cooper Group, Inc. (Thrifts & Mortgage Finance)	(a	)	6,180	248,003
National Bank Holdings Corp. Class A (Banks)			4,450	187,211
NBT Bancorp, Inc. (Banks)			2,870	124,615
New York Mortgage Trust, Inc. (Mortgage REIT)			38,720	99,123
NMI Holdings, Inc. Class A (Thrifts & Mortgage Finance)	(a	)	7,570	158,213
Northwest Bancshares, Inc. (Banks)			9,360	130,853
P10, Inc. Class A (Capital Markets)			25,258	269,503
Pacific Premier Bancorp, Inc. (Banks)			8,070	254,689
Palomar Holdings, Inc. (Insurance)	(a	)	1,850	83,546
Park National Corp. (Banks)			1,420	199,865
Piper Sandler Cos. (Capital Markets)			1,530	199,191
PRA Group, Inc. (Consumer Finance)	(a	)	4,720	159,442
ProAssurance Corp. (Insurance)			7,110	124,212
PROG Holdings, Inc. (Consumer Finance)	(a	)	4,081	68,928
Provident Financial Services, Inc. (Thrifts & Mortgage Finance)			7,540	161,054
Redwood Trust, Inc. (Mortgage REIT)			16,000	108,160
Renasant Corp. (Banks)			4,640	174,418
RLI Corp. (Insurance)			902	118,405
Ryan Specialty Holdings, Inc. Class A (Insurance)	(a	)	16,433	682,134
Seacoast Banking Corp. of Florida (Banks)			4,890	152,519
ServisFirst Bancshares, Inc. (Banks)			3,930	270,816
Simmons First National Corp. Class A (Banks)			9,350	201,773
Southside Bancshares, Inc. (Banks)			4,430	159,436
StepStone Group, Inc. Class A (Capital Markets)			27,356	688,824
Stewart Information Services Corp. (Insurance)			3,030	129,472
Stifel Financial Corp. (Capital Markets)			12,629	737,155
StoneX Group, Inc. (Capital Markets)	(a	)	1,380	131,514
Triumph Financial, Inc. (Banks)	(a	)	2,360	115,333
Trupanion, Inc. (Insurance)	(a	)	10,778	512,278
Trustmark Corp. (Banks)			4,200	146,622
United Community Banks, Inc. (Banks)			8,232	278,242
Virtus Investment Partners, Inc. (Capital Markets)			650	124,436
Walker & Dunlop, Inc. (Thrifts & Mortgage Finance)			2,560	200,909
Westamerica BanCorp (Banks)			2,230	131,592
WSFS Financial Corp. (Thrifts & Mortgage Finance)			5,151	233,546

				14,948,724

HEALTH CARE – 15.0%
AdaptHealth Corp. (Health Care Providers & Svs.)	(a	)	6,591	126,679
ADC Therapeutics SA (Biotechnology)	(a	)	14,732	56,571
AMN Healthcare Services, Inc. (Health Care Providers & Svs.)	(a	)	2,870	295,093
Amphastar Pharmaceuticals, Inc. (Pharmaceuticals)	(a	)	3,480	97,510
Apollo Medical Holdings, Inc. (Health Care Providers & Svs.)	(a	)	2,740	81,077
Arrowhead Pharmaceuticals, Inc. (Biotechnology)	(a	)	12,695	514,909
Ascendis Pharma A/S – ADR (Biotechnology)	(a	)	2,463	300,806
AtriCure, Inc. (Health Care Equip. & Supplies)	(a	)	17,935	795,955
Blueprint Medicines Corp. (Biotechnology)	(a	)	7,783	340,973

31	(continued)

Ohio National Fund, Inc.	ON AB Small Cap Portfolio (Continued)

Schedule of Investments	December 31, 2022

Common Stocks (Continued)			Shares	Value

HEALTH CARE (continued)
Cardiovascular Systems, Inc. (Health Care Equip. & Supplies)	(a	)	4,410	$60,064
Catalyst Pharmaceuticals, Inc. (Biotechnology)	(a	)	6,422	119,449
Coherus Biosciences, Inc. (Biotechnology)	(a	)	31,669	250,818
CONMED Corp. (Health Care Equip. & Supplies)			2,520	223,373
Corcept Therapeutics, Inc. (Pharmaceuticals)	(a	)	9,360	190,102
CorVel Corp. (Health Care Providers & Svs.)	(a	)	840	122,077
Cytokinetics, Inc. (Biotechnology)	(a	)	6,940	317,991
Dynavax Technologies Corp. (Biotechnology)	(a	)	7,903	84,088
Eagle Pharmaceuticals, Inc. (Biotechnology)	(a	)	4,065	118,820
Embecta Corp. (Health Care Equip. & Supplies)			4,021	101,691
Emergent BioSolutions, Inc. (Biotechnology)	(a	)	3,789	44,748
Enhabit, Inc. (Health Care Providers & Svs.)	(a	)	3,459	45,520
Ensign Group, Inc. / The (Health Care Providers & Svs.)			4,350	411,553
Erasca, Inc. (Biotechnology)	(a	)	9,107	39,251
Fulgent Genetics, Inc. (Health Care Providers & Svs.)	(a	)	2,310	68,792
Glaukos Corp. (Health Care Equip. & Supplies)	(a	)	3,959	172,929
Guardant Health, Inc. (Health Care Providers & Svs.)	(a	)	11,233	305,538
Harmony Biosciences Holdings, Inc. (Pharmaceuticals)	(a	)	1,940	106,894
Inari Medical, Inc. (Health Care Equip. & Supplies)	(a	)	10,897	692,613
Insmed, Inc. (Biotechnology)	(a	)	18,577	371,168
Integer Holdings Corp. (Health Care Equip. & Supplies)	(a	)	2,840	194,426
Intellia Therapeutics, Inc. (Biotechnology)	(a	)	8,481	295,902
Intra-Cellular Therapies, Inc. (Pharmaceuticals)	(a	)	10,427	551,797
iRhythm Technologies, Inc. (Health Care Equip. & Supplies)	(a	)	6,062	567,828
Ironwood Pharmaceuticals, Inc. (Biotechnology)	(a	)	10,510	130,219
IVERIC bio, Inc. (Biotechnology)	(a	)	21,625	462,991
Karuna Therapeutics, Inc. (Biotechnology)	(a	)	3,029	595,198
Lantheus Holdings, Inc. (Health Care Equip. & Supplies)	(a	)	15,285	778,924
Legend Biotech Corp. – ADR (Biotechnology)	(a	)	6,296	314,296
Ligand Pharmaceuticals, Inc. (Pharmaceuticals)	(a	)	1,396	93,253
Merit Medical Systems, Inc. (Health Care Equip. & Supplies)	(a	)	4,190	295,898
Mesa Laboratories, Inc. (Health Care Equip. & Supplies)			710	118,009
ModivCare, Inc. (Health Care Providers & Svs.)	(a	)	1,273	114,226
Myriad Genetics, Inc. (Biotechnology)	(a	)	6,470	93,880
Natera, Inc. (Biotechnology)	(a	)	10,928	438,978
NeoGenomics, Inc. (Life Sciences Tools & Svs.)	(a	)	10,157	93,851
NuVasive, Inc. (Health Care Equip. & Supplies)	(a	)	3,370	138,979
Owens & Minor, Inc. (Health Care Providers & Svs.)			6,400	124,992
Pacira BioSciences, Inc. (Pharmaceuticals)	(a	)	3,660	141,313
Pediatrix Medical Group, Inc. (Health Care Providers & Svs.)	(a	)	7,430	110,410
Prestige Consumer Healthcare, Inc. (Pharmaceuticals)	(a	)	4,080	255,408
RadNet, Inc. (Health Care Providers & Svs.)	(a	)	7,950	149,698
REGENXBIO, Inc. (Biotechnology)	(a	)	5,120	116,122
Relay Therapeutics, Inc. (Biotechnology)	(a	)	12,697	189,693
Repligen Corp. (Life Sciences Tools & Svs.)	(a	)	4,407	746,149
Select Medical Holdings Corp. (Health Care Providers & Svs.)			9,420	233,899
Silk Road Medical, Inc. (Health Care Equip. & Supplies)	(a	)	13,325	704,226

Common Stocks (Continued)			Shares	Value

HEALTH CARE (continued)
Simulations Plus, Inc. (Health Care Technology)			2,050	$74,969
Supernus Pharmaceuticals, Inc. (Pharmaceuticals)	(a	)	5,118	182,559
Surmodics, Inc. (Health Care Equip. & Supplies)	(a	)	3,320	113,278
Treace Medical Concepts, Inc. (Health Care Equip. & Supplies)	(a	)	28,536	656,043
Ultragenyx Pharmaceutical, Inc. (Biotechnology)	(a	)	6,005	278,212
Veradigm, Inc. (Health Care Technology)	(a	)	11,420	201,449
Vericel Corp. (Biotechnology)	(a	)	3,990	105,097
Vir Biotechnology, Inc. (Biotechnology)	(a	)	16,334	413,414
Viridian Therapeutics, Inc. (Biotechnology)	(a	)	8,567	250,242
Zentalis Pharmaceuticals, Inc. (Biotechnology)	(a	)	11,792	237,491
Zimvie, Inc. (Health Care Equip. & Supplies)	(a	)	1,510	14,103

				17,034,474

INDUSTRIALS – 19.0%
3D Systems Corp. (Machinery)	(a	)	10,730	79,402
AAON, Inc. (Building Products)			3,530	265,880
AAR Corp. (Aerospace & Defense)	(a	)	4,420	198,458
ABM Industries, Inc. (Commercial Svs. & Supplies)			5,880	261,190
Aerojet Rocketdyne Holdings, Inc. (Aerospace & Defense)	(a	)	6,090	340,614
AeroVironment, Inc. (Aerospace & Defense)	(a	)	1,930	165,324
Albany International Corp. Class A (Machinery)			2,590	255,348
Allegiant Travel Co. (Airlines)	(a	)	1,130	76,829
Applied Industrial Technologies, Inc. (Trading Companies & Distributors)			3,340	420,940
ArcBest Corp. (Road & Rail)			2,440	170,898
Arcosa, Inc. (Construction & Engineering)			4,130	224,424
Armstrong World Industries, Inc. (Building Products)			6,334	434,449
Astec Industries, Inc. (Machinery)			2,850	115,881
Atlas Air Worldwide Holdings, Inc. (Air Freight & Logistics)	(a	)	2,620	264,096
Axon Enterprise, Inc. (Aerospace & Defense)	(a	)	3,828	635,180
AZZ, Inc. (Electrical Equip.)			3,380	135,876
Barnes Group, Inc. (Machinery)			3,250	132,763
Boise Cascade Co. (Trading Companies & Distributors)			3,460	237,598
Brady Corp. Class A (Commercial Svs. & Supplies)			4,230	199,233
Comfort Systems U.S.A., Inc. (Construction & Engineering)			7,142	821,901
Curtiss-Wright Corp. (Aerospace & Defense)			4,365	728,911
Deluxe Corp. (Commercial Svs. & Supplies)			5,150	87,447
Driven Brands Holdings, Inc. (Commercial Svs. & Supplies)	(a	)	28,427	776,341
Encore Wire Corp. (Electrical Equip.)			1,350	185,706
EnPro Industries, Inc. (Machinery)			1,080	117,385
Esab Corp. (Machinery)			14,101	661,619
ESCO Technologies, Inc. (Machinery)			2,290	200,467
Exponent, Inc. (Professional Svs.)			3,270	324,024
Federal Signal Corp. (Machinery)			5,150	239,320
Forward Air Corp. (Air Freight & Logistics)			2,420	253,834
Franklin Electric Co., Inc. (Machinery)			3,280	261,580
FTI Consulting, Inc. (Professional Svs.)	(a	)	4,528	719,046
GMS, Inc. (Trading Companies & Distributors)	(a	)	4,070	202,686
Griffon Corp. (Building Products)			3,260	116,675
Herc Holdings, Inc. (Trading Companies & Distributors)			7,645	1,005,853
Hexcel Corp. (Aerospace & Defense)			13,588	799,654
Hillenbrand, Inc. (Machinery)			6,520	278,208
HNI Corp. (Commercial Svs. & Supplies)			4,200	119,406

32	(continued)

Ohio National Fund, Inc.	ON AB Small Cap Portfolio (Continued)

Schedule of Investments	December 31, 2022

Common Stocks (Continued)			Shares	Value

INDUSTRIALS (continued)
Hub Group, Inc. Class A (Air Freight & Logistics)	(a	)	2,970	$236,085
Insperity, Inc. (Professional Svs.)			7,661	870,290
ITT, Inc. (Machinery)			10,139	822,273
John Bean Technologies Corp. (Machinery)			2,745	250,701
KAR Auction Services, Inc. (Commercial Svs. & Supplies)	(a	)	9,404	122,722
Korn Ferry (Professional Svs.)			4,710	238,420
Lindsay Corp. (Machinery)			1,070	174,249
Matson, Inc. (Marine)			3,810	238,163
Middleby Corp. / The (Machinery)	(a	)	5,559	744,350
MillerKnoll, Inc. (Commercial Svs. & Supplies)			5,062	106,353
Moog, Inc. Class A (Aerospace & Defense)			2,460	215,890
Mueller Industries, Inc. (Machinery)			4,750	280,250
MYR Group, Inc. (Construction & Engineering)	(a	)	1,370	126,136
NV5 Global, Inc. (Professional Svs.)	(a	)	779	103,077
Pitney Bowes, Inc. (Commercial Svs. & Supplies)			23,790	90,402
Resideo Technologies, Inc. (Building Products)	(a	)	12,440	204,638
Saia, Inc. (Road & Rail)	(a	)	4,519	947,544
Shoals Technologies Group, Inc. Class A (Electrical Equip.)	(a	)	27,316	673,886
SiteOne Landscape Supply, Inc. (Trading Companies & Distributors)	(a	)	5,312	623,204
SPX Technologies, Inc. (Machinery)	(a	)	3,807	249,930
Sun Country Airlines Holdings, Inc. (Airlines)	(a	)	2,170	34,416
Tetra Tech, Inc. (Commercial Svs. & Supplies)			5,132	745,115
Trinity Industries, Inc. (Machinery)			4,950	146,372
UFP Industries, Inc. (Building Products)			5,290	419,232
UniFirst Corp. (Commercial Svs. & Supplies)			1,270	245,097
Veritiv Corp. (Trading Companies & Distributors)			1,060	129,013

				21,552,254

INFORMATION TECHNOLOGY – 18.1%
A10 Networks, Inc. (Software)			4,285	71,260
ADTRAN Holdings, Inc. (Communications Equip.)			5,190	97,520
Advanced Energy Industries, Inc. (Electronic Equip., Instr. & Comp.)			3,220	276,212
Alarm.com Holdings, Inc. (Software)	(a	)	3,760	186,045
Allegro MicroSystems, Inc. (Semiconductors & Equip.)	(a	)	23,623	709,162
Avid Technology, Inc. (Tech. Hardware, Storage & Periph.)	(a	)	2,377	63,204
Axcelis Technologies, Inc. (Semiconductors & Equip.)	(a	)	2,350	186,496
Badger Meter, Inc. (Electronic Equip., Instr. & Comp.)			2,470	269,304
Blackline, Inc. (Software)	(a	)	10,374	697,859
Braze, Inc. Class A (Software)	(a	)	16,226	442,645
Cohu, Inc. (Semiconductors & Equip.)	(a	)	4,400	141,020
Corsair Gaming, Inc. (Tech. Hardware, Storage & Periph.)	(a	)	9,060	122,944
CSG Systems International, Inc. (IT Svs.)			2,350	134,420
Digital Turbine, Inc. (Software)	(a	)	6,023	91,791
DigitalOcean Holdings, Inc. (IT Svs.)	(a	)	14,139	360,120
Diodes, Inc. (Semiconductors & Equip.)	(a	)	3,700	281,718
Elastic N.V. (Software)	(a	)	6,947	357,770
Enfusion, Inc. Class A (Software)	(a	)	9,422	91,111
EVERTEC, Inc. (IT Svs.)			5,340	172,909
Extreme Networks, Inc. (Communications Equip.)	(a	)	8,430	154,353
Fabrinet (Electronic Equip., Instr. & Comp.)	(a	)	3,110	398,764
FARO Technologies, Inc. (Electronic Equip., Instr. & Comp.)	(a	)	2,340	68,819
Five9, Inc. (Software)	(a	)	9,504	644,941
Flywire Corp. (IT Svs.)	(a	)	28,224	690,641
FormFactor, Inc. (Semiconductors & Equip.)	(a	)	6,810	151,386

Common Stocks (Continued)			Shares	Value

INFORMATION TECHNOLOGY (continued)
Insight Enterprises, Inc. (Electronic Equip., Instr. & Comp.)	(a	)	3,010	$301,813
Instructure Holdings, Inc. (Software)	(a	)	19,537	457,947
InterDigital, Inc. (Software)			2,560	126,669
Itron, Inc. (Electronic Equip., Instr. & Comp.)	(a	)	3,750	189,938
Knowles Corp. (Electronic Equip., Instr. & Comp.)	(a	)	8,500	139,570
Kulicke & Soffa Industries, Inc. (Semiconductors & Equip.)			5,310	235,021
Lattice Semiconductor Corp. (Semiconductors & Equip.)	(a	)	11,187	725,813
Littelfuse, Inc. (Electronic Equip., Instr. & Comp.)			3,019	664,784
LivePerson, Inc. (Software)	(a	)	5,529	56,064
LiveRamp Holdings, Inc. (Software)	(a	)	4,660	109,230
MACOM Technology Solutions Holdings, Inc. (Semiconductors & Equip.)	(a	)	14,886	937,520
Manhattan Associates, Inc. (Software)	(a	)	6,584	799,298
MaxLinear, Inc. (Semiconductors & Equip.)	(a	)	5,930	201,324
Monday.com Ltd. (Software)	(a	)	4,171	508,862
NetScout Systems, Inc. (Communications Equip.)	(a	)	5,976	194,280
Novanta, Inc. (Electronic Equip., Instr. & Comp.)	(a	)	7,069	960,465
Onto Innovation, Inc. (Semiconductors & Equip.)	(a	)	12,964	882,719
OSI Systems, Inc. (Electronic Equip., Instr. & Comp.)	(a	)	60	4,771
Payoneer Global, Inc. (IT Svs.)	(a	)	13,287	72,680
PC Connection, Inc. (Electronic Equip., Instr. & Comp.)			2,690	126,161
Perficient, Inc. (IT Svs.)	(a	)	2,710	189,239
Plexus Corp. (Electronic Equip., Instr. & Comp.)	(a	)	2,500	257,325
Progress Software Corp. (Software)			3,160	159,422
Rambus, Inc. (Semiconductors & Equip.)	(a	)	9,360	335,275
Rogers Corp. (Electronic Equip., Instr. & Comp.)	(a	)	1,630	194,524
Sabre Corp. (IT Svs.)	(a	)	21,199	131,010
Sanmina Corp. (Electronic Equip., Instr. & Comp.)	(a	)	3,720	213,119
Semtech Corp. (Semiconductors & Equip.)	(a	)	4,100	117,629
Shift4 Payments, Inc. Class A (IT Svs.)	(a	)	14,145	791,130
Silicon Laboratories, Inc. (Semiconductors & Equip.)	(a	)	5,592	758,667
Smartsheet, Inc. Class A (Software)	(a	)	15,745	619,723
SPS Commerce, Inc. (Software)	(a	)	8,674	1,114,002
TTEC Holdings, Inc. (IT Svs.)			1,750	77,228
TTM Technologies, Inc. (Electronic Equip., Instr. & Comp.)	(a	)	11,850	178,698
Ultra Clean Holdings, Inc. (Semiconductors & Equip.)	(a	)	1,621	53,736
Unisys Corp. (IT Svs.)	(a	)	8,300	42,413
Universal Display Corp. (Semiconductors & Equip.)			5,405	583,956
Viavi Solutions, Inc. (Communications Equip.)	(a	)	19,550	205,470
Xperi, Inc. (Software)	(a	)	3,460	29,791

				20,609,700

MATERIALS – 3.1%
Arconic Corp. (Metals & Mining)	(a	)	8,080	170,973
ATI, Inc. (Metals & Mining)	(a	)	10,700	319,502
Balchem Corp. (Chemicals)			2,790	340,687
Carpenter Technology Corp. (Metals & Mining)			4,690	173,249
Compass Minerals International, Inc. (Metals & Mining)			2,478	101,598
Element Solutions, Inc. (Chemicals)			29,466	535,987
H.B. Fuller Co. (Chemicals)			4,520	323,723
Innospec, Inc. (Chemicals)			2,190	225,263
Livent Corp. (Chemicals)	(a	)	12,820	254,733

33	(continued)

Ohio National Fund, Inc.	ON AB Small Cap Portfolio (Continued)

Schedule of Investments	December 31,2022

Common Stocks (Continued)			Shares	Value

MATERIALS (continued)
Mativ Holdings, Inc. (Chemicals)			3,890	$81,301
Minerals Technologies, Inc. (Chemicals)			2,160	131,155
O-I Glass, Inc. (Containers & Packaging)	(a	)	14,010	232,146
Quaker Chemical Corp. (Chemicals)			1,100	183,590
Stepan Co. (Chemicals)			1,770	188,434
Sylvamo Corp. (Paper & Forest Products)			2,426	117,879
Warrior Met Coal, Inc. (Metals & Mining)			3,860	133,710

				3,513,930

REAL ESTATE – 3.8%
Agree Realty Corp. (Equity REIT)			5,300	375,929
American Assets Trust, Inc. (Equity REIT)			5,070	134,355
Brandywine Realty Trust (Equity REIT)			14,450	88,868
CareTrust REIT, Inc. (Equity REIT)			8,080	150,126
Community Healthcare Trust, Inc. (Equity REIT) .			10	358
Cushman & Wakefield PLC (Real Estate Mgmt. & Development)	(a	)	10,490	130,705
DiamondRock Hospitality Co. (Equity REIT)			18,760	153,644
Douglas Elliman, Inc. (Real Estate Mgmt. & Development)			6,810	27,717
Easterly Government Properties, Inc. (Equity REIT)			6,200	88,474
Elme Communities (Equity REIT)			7,650	136,170
Essential Properties Realty Trust, Inc. (Equity REIT)			9,500	222,965
Four Corners Property Trust, Inc. (Equity REIT) .			6,770	175,546
Getty Realty Corp. (Equity REIT)			5,630	190,575
Global Net Lease, Inc. (Equity REIT)			9,430	118,535
Innovative Industrial Properties, Inc. (Equity REIT)			2,040	206,754
LTC Properties, Inc. (Equity REIT)			60	2,132
LXP Industrial Trust (Equity REIT)			23,230	232,765
Marcus & Millichap, Inc. (Real Estate Mgmt. & Development)			2,590	89,226
NexPoint Residential Trust, Inc. (Equity REIT)			1,600	69,632
Office Properties Income Trust (Equity REIT)			6,400	85,440

Common Stocks (Continued)			Shares	Value

REAL ESTATE (continued)
Outfront Media, Inc. (Equity REIT)			9,680	$160,494
Retail Opportunity Investments Corp. (Equity REIT)			10,100	151,803
Safehold, Inc. (Equity REIT)			3,330	95,305
SITE Centers Corp. (Equity REIT)			14,460	197,524
St. Joe Co. / The (Real Estate Mgmt. & Development)			3,880	149,962
Sunstone Hotel Investors, Inc. (Equity REIT)			15,043	145,315
Tanger Factory Outlet Centers, Inc. (Equity REIT)			10,180	182,629
Uniti Group, Inc. (Equity REIT)			20,270	112,093
Urban Edge Properties (Equity REIT)			8,010	112,861
Veris Residential, Inc. (Equity REIT)	(a	)	10,860	173,000
Xenia Hotels & Resorts, Inc. (Equity REIT)			10,060	132,591

				4,293,493

UTILITIES – 1.2%
American States Water Co. (Water Utilities)			3,140	290,607
Avista Corp. (Multi-Utilities)			5,790	256,729
California Water Service Group
(Water Utilities)			4,230	256,507
Chesapeake Utilities Corp. (Gas Utilities)			1,500	177,270
SJW Group (Water Utilities)			1,720	139,647
South Jersey Industries, Inc. (Gas Utilities)			8,620	306,268

				1,427,028

Total Common Stocks (Cost $128,409,802)				$112,297,428

Exchange Traded Funds – 0.4%			Shares	Value
iShares Core S&P Small-Cap ETF			4,497	$425,596

Total Exchange Traded Funds (Cost $439,520)				$425,596

Total Investments – 99.1% (Cost $128,849,322)	(b	)		$112,723,024
Other Assets in Excess of Liabilities – 0.9%				969,122

Net Assets – 100.0%				$113,692,146

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.
(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON AB Mid Cap Core Portfolio (Unaudited)

Objective/Strategy

The ON AB Mid Cap Core Portfolio seeks long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in equity securities of mid-capitalization companies with public stock market capitalization at the time of investment that are within the range of market capitalizations of the companies constituting the Russell Midcap® Index.

Performance as of December 31, 2022

Average Annual returns
One year	-23.31%
Five years	7.12%
Ten years	9.83%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in the Portfolio’s shares is obtained either through an allocation to the Portfolio as an investment vehicle within variable life insurance policies or annuity contracts, or as an underlying investment by the ON Model Portfolios. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 0.84% per the Fund’s prospectus dated April 29, 2022. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2022 can be found in the Portfolio’s Financial Highlights.

Comments from Sub-Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the year ended December 31, 2022, the Portfolio returned -23.31% versus -17.32% for its benchmark, the Russell Midcap® Index.

Q. Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A. An unprecedented pace of interest rate hikes drove down asset valuations across the board, with high growth, smaller-cap stocks being hit particularly hard. Given the Portfolio’s greater exposure to growth stocks than the benchmark, the Portfolio saw sharper declines than those of the benchmark. Additionally, record levels of correlation among high-growth stocks led to significant price movements (both up and down), regardless of company fundamentals, which meant the Portfolio was not rewarded for the quality companies it owned. (1)

Q. How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark?

A. Sector allocation and security selection each detracted from relative performance, with security selection being more significant to underperformance. Selection within Health Care was the primary driver of underperformance, followed by selection within Information Technology and Industrials. This detraction was slightly offset by positive selection within Communication Services and Materials. A slight underweight to Energy and overweight to Consumer Discretionary were detractors, while an underweight to the poorly performing Communication Services sector was beneficial to the Portfolio.(1)

Q. Which securities contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. During the year, Matador Resources Co., LPL Financial Holdings, Inc. (“LPL”), and Acadia Healthcare Co., Inc. were the top contributors to relative performance. Matador Resources Co. shares outperformed mostly due to a positive oil price backdrop. LPL contributed, as the company continues to execute on its organic growth initiatives and should continue to benefit from the rising and sustainably higher interest rate environment. Acadia Healthcare Co., Inc., a behavioral healthcare provider, posted positive earnings results during the year, showing growth in patient days in residential care and the ability to outperform peers from a labor cost perspective.

Latham Group, Inc., R1 RCM, Inc., and Trex Co., Inc. detracted from relative performance for the year. Latham Group, Inc. detracted, as sharp interest rate hikes negatively impacted stocks leveraged to spending on home improvement. R1 RCM, Inc. was generally flat for most of the year, but reported third-quarter earnings that fell short on estimates for revenue and EBITDA and significantly lowered full-year guidance. The company’s CEO stepped down and the stock subsequently declined. Trex Co., Inc., a manufacturer of composite decking, executed well on building additional capacity to meet increasing demand for composite decks, but lack of transparency from management on the near-term outlook and higher inflation weighed on the company’s stock.(1)

Q. How did the Portfolio’s use of derivative instruments and initial public offerings (IPOs), if any, impact performance?

A. Pursuant to the Portfolio’s investment strategy, futures contracts were used to prevent a cash drag on performance. Futures contracts, in aggregate, detracted 2 basis points from the Portfolio’s absolute return for the year. The Portfolio did not participate in any IPOs during the period.(1)

Q. Were there any significant changes to the Portfolio’s management team, investment strategy, or selection process during the reporting period?

A. Michael Doherty, Quantitative Analyst on the U.S. Small and SMID Growth team, retired effective June 30, 2022. Lucie Germain, who joined AllianceBernstein L.P. in December 2015, has assumed Michael’s role as the team’s quantitative analyst. Lucie previously served as a Senior Associate Portfolio Manager in the Institutional Equity Portfolio Management Group where she covered both U.S. Growth and Developed Market Strategic Core equity platforms. There has been no change to the investment process or philosophy.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2022.

35	(continued)

Ohio National Fund, Inc.	ON AB Mid Cap Core Portfolio (Unaudited) (Continued)

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell Midcap® Index measures the performance of the mid-cap segment of the US equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership.

Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

Portfolio Composition as of December 31, 2022 (1)

% of Net Assets
Common Stocks (4)	98.8
Other Net Assets	1.2

100.0

Top 10 Portfolio Holdings as of December 31, 2022 (1) (2) (3)

		% of Net Assets
1.	LPL Financial Holdings, Inc.	0.7
2.	PTC, Inc.	0.6
3.	AMETEK, Inc.	0.6
4.	Carlisle Cos., Inc.	0.6
5.	Planet Fitness, Inc. Class A	0.6
6.	Dynatrace, Inc.	0.6
7.	Howmet Aerospace, Inc.	0.6
8.	Axon Enterprise, Inc.	0.6
9.	First Citizens BancShares, Inc. Class A	0.6
10.	Vail Resorts, Inc.	0.6

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Common Stocks):

% of Net Assets
Industrials	19.8
Information Technology	16.5
Financials	14.8
Consumer Discretionary	13.2
Health Care	11.4
Energy	5.9
Real Estate	5.1
Materials	4.6
Utilities	3.2
Consumer Staples	2.6
Communication Services	1.7

98.8

36

Ohio National Fund, Inc.	ON AB Mid Cap Core Portfolio

Schedule of Investments	December 31, 2022

Common Stocks – 98.8%			Shares	Value

COMMUNICATION SERVICES – 1.7%
Criteo SA – ADR (Media)	(a	)	8,980	$234,019
Electronic Arts, Inc. (Entertainment)			960	117,293
Fox Corp. Class A (Media)			2,040	61,955
Interpublic Group of Cos., Inc. / The (Media)			2,400	79,944
Liberty Broadband Corp. Class A (Media)	(a	)	480	36,408
Liberty Broadband Corp. Class C (Media)	(a	)	660	50,338
Liberty Media Corp. - Liberty Formula One Class C (Entertainment)	(a	)	1,385	82,795
Lumen Technologies, Inc. (Diversified Telecom. Svs.)			5,380	28,084
Match Group, Inc. (Interactive Media & Svs.)	(a	)	920	38,171
Omnicom Group, Inc. (Media)			930	75,860
Paramount Global Class B (Media)			126	2,127
Pinterest, Inc. Class A (Interactive Media & Svs.)	(a	)	3,220	78,181
ROBLOX Corp. Class A (Entertainment)	(a	)	1,750	49,805
Sirius XM Holdings, Inc. (Media)			10,060	58,750
Spotify Technology SA (Entertainment)	(a	)	550	43,422
Take-Two Interactive Software, Inc. (Entertainment)	(a	)	470	48,941
Trade Desk, Inc. / The Class A (Media)	(a	)	1,700	76,211
Warner Bros Discovery, Inc. (Entertainment)	(a	)	7,731	73,290
ZoomInfo Technologies, Inc. (Interactive Media & Svs.)	(a	)	1,570	47,273

				1,282,867

CONSUMER DISCRETIONARY – 13.2%
ADT, Inc. (Diversified Consumer Svs.)			29,366	266,350
Advance Auto Parts, Inc. (Specialty Retail)			380	55,871
Aptiv PLC (Auto Components)	(a	)	1,100	102,443
Aramark (Hotels, Restaurants & Leisure)			1,962	81,109
AutoZone, Inc. (Specialty Retail)	(a	)	90	221,956
Bath & Body Works, Inc. (Specialty Retail)			5,150	217,021
Best Buy Co., Inc. (Specialty Retail)			940	75,397
Burlington Stores, Inc. (Specialty Retail)	(a	)	1,670	338,609
Caesars Entertainment, Inc. (Hotels, Restaurants & Leisure)	(a	)	770	32,032
CarMax, Inc. (Specialty Retail)	(a	)	671	40,857
Carnival Corp. (Hotels, Restaurants & Leisure)	(a	)	3,130	25,228
Carter’s, Inc. (Textiles, Apparel & Luxury Goods)			2,340	174,587
Carvana Co. (Specialty Retail)	(a	)	270	1,280
Chipotle Mexican Grill, Inc. (Hotels, Restaurants & Leisure)	(a	)	110	152,624
D.R. Horton, Inc. (Household Durables)			1,350	120,339
Dana, Inc. (Auto Components)			10,540	159,470
Darden Restaurants, Inc. (Hotels, Restaurants & Leisure)			530	73,315
Dine Brands Global, Inc. (Hotels, Restaurants & Leisure)			3,380	218,348
Dollar Tree, Inc. (Multiline Retail)	(a	)	970	137,197
Domino’s Pizza, Inc. (Hotels, Restaurants & Leisure)			180	62,352
DoorDash, Inc. Class A (Internet & Direct Marketing Retail)	(a	)	531	25,923
DraftKings, Inc. Class A (Hotels, Restaurants & Leisure)	(a	)	3,400	38,726
eBay, Inc. (Internet & Direct Marketing Retail)			1,920	79,622
Etsy, Inc. (Internet & Direct Marketing Retail)	(a	)	484	57,974
Expedia Group, Inc. (Hotels, Restaurants & Leisure)	(a	)	570	49,932
Five Below, Inc. (Specialty Retail)	(a	)	2,302	407,155
Garmin Ltd. (Household Durables)			610	56,297
Gentex Corp. (Auto Components)			2,170	59,176
Genuine Parts Co. (Distributors)			610	105,841
Goodyear Tire & Rubber Co. / The (Auto Components)	(a	)	20,350	206,553
Hasbro, Inc. (Leisure Products)			770	46,978
Hilton Grand Vacations, Inc. (Hotels, Restaurants & Leisure)	(a	)	6,736	259,606
Hilton Worldwide Holdings, Inc. (Hotels, Restaurants & Leisure)			1,120	141,523
Hyatt Hotels Corp. Class A (Hotels, Restaurants & Leisure)	(a	)	690	62,411
KB Home (Household Durables)			6,440	205,114

Common Stocks (Continued)			Shares	Value

CONSUMER DISCRETIONARY (continued)
Las Vegas Sands Corp. (Hotels, Restaurants & Leisure)	(a	)	1,670	$80,277
Lear Corp. (Auto Components)			419	51,964
Lennar Corp. Class A (Household Durables)			1,100	99,550
Lithia Motors, Inc. (Specialty Retail)			1,230	251,830
LKQ Corp. (Distributors)			1,630	87,058
Lululemon Athletica, Inc. (Textiles, Apparel & Luxury Goods)	(a	)	460	147,375
MGM Resorts International (Hotels, Restaurants & Leisure)			1,930	64,713
Mohawk Industries, Inc. (Household Durables)	(a	)	370	37,821
National Vision Holdings, Inc. (Specialty Retail)	(a	)	9,890	383,336
NVR, Inc. (Household Durables)	(a	)	74	341,331
O’Reilly Automotive, Inc. (Specialty Retail)	(a	)	220	185,687
Papa John’s International, Inc. (Hotels, Restaurants & Leisure)			2,870	236,230
Planet Fitness, Inc. Class A (Hotels, Restaurants & Leisure)	(a	)	5,993	472,248
Pool Corp. (Distributors)			1,264	382,145
PulteGroup, Inc. (Household Durables)			8,520	387,916
Ralph Lauren Corp. (Textiles, Apparel & Luxury Goods)			3,460	365,618
RH (Specialty Retail)	(a	)	110	29,391
Rivian Automotive, Inc. Class A (Automobiles)	(a	)	1,900	35,017
Ross Stores, Inc. (Specialty Retail)			1,180	136,963
Sally Beauty Holdings, Inc. (Specialty Retail)	(a	)	15,240	190,805
Tapestry, Inc. (Textiles, Apparel & Luxury Goods)			10,300	392,224
Taylor Morrison Home Corp. (Household Durables)	(a	)	5,936	180,158
Tractor Supply Co. (Specialty Retail)			470	105,736
Ulta Beauty, Inc. (Specialty Retail)	(a	)	230	107,886
Under Armour, Inc. Class A (Textiles, Apparel & Luxury Goods)	(a	)	3,140	31,902
V.F. Corp. (Textiles, Apparel & Luxury Goods)			1,330	36,721
Vail Resorts, Inc. (Hotels, Restaurants & Leisure)			1,852	441,424
Victoria’s Secret & Co. (Specialty Retail)	(a	)	386	13,811
Williams-Sonoma, Inc. (Specialty Retail)			2,250	258,570
Wingstop, Inc. (Hotels, Restaurants & Leisure)			1,708	235,055
Yum! Brands, Inc. (Hotels, Restaurants & Leisure)			1,150	147,292

				10,277,270

CONSUMER STAPLES – 2.6%
Boston Beer Co., Inc. / The Class A (Beverages)	(a	)	60	19,771
Brown-Forman Corp. Class B (Beverages)			1,000	65,680
Bunge Ltd. (Food Products)			274	27,337
Campbell Soup Co. (Food Products)			1,600	90,800
Church & Dwight Co., Inc. (Household Products)			1,020	82,222
Clorox Co. / The (Household Products)			510	71,568
Conagra Brands, Inc. (Food Products)			2,060	79,722
Grocery Outlet Holding Corp. (Food & Staples Retailing)	(a	)	11,978	349,638
Hain Celestial Group, Inc. / The (Food Products)	(a	)	11,770	190,439
Hershey Co. / The (Food Products)			600	138,942
Hormel Foods Corp. (Food Products)			1,650	75,158
J.M. Smucker Co. / The (Food Products)			580	91,907
Kellogg Co. (Food Products)			1,220	86,913
Kroger Co. / The (Food & Staples Retailing)			3,100	138,198
McCormick & Co., Inc. (Food Products)			1,010	83,719
Nomad Foods Ltd. (Food Products)	(a	)	19,002	327,594
Tyson Foods, Inc. Class A (Food Products)			1,180	73,455

				1,993,063

ENERGY – 5.9%
APA Corp. (Oil, Gas & Consumable Fuels)			1,270	59,284
Baker Hughes Co. (Energy Equip. & Svs.)			3,800	112,214
Cactus, Inc. Class A (Energy Equip. & Svs.)			6,300	316,638
Cameco Corp. (Oil, Gas & Consumable Fuels)			9,970	226,020
Cheniere Energy, Inc. (Oil, Gas & Consumable Fuels)			980	146,961

37	(continued)

Ohio National Fund, Inc.	ON AB Mid Cap Core Portfolio (Continued)

Schedule of Investments	December 31, 2022

Common Stocks (Continued)			Shares	Value

ENERGY (continued)
Chesapeake Energy Corp. (Oil, Gas & Consumable Fuels)			690	$65,115
Coterra Energy, Inc. (Oil, Gas & Consumable Fuels)			2,820	69,287
Devon Energy Corp. (Oil, Gas & Consumable Fuels)			2,370	145,779
Diamondback Energy, Inc. (Oil, Gas & Consumable Fuels)			650	88,907
Halliburton Co. (Energy Equip. & Svs.)			3,900	153,465
Helmerich & Payne, Inc. (Energy Equip. & Svs.)			5,056	250,626
Hess Corp. (Oil, Gas & Consumable Fuels)			1,130	160,257
HF Sinclair Corp. (Oil, Gas & Consumable Fuels)			4,410	228,835
Magnolia Oil & Gas Corp. Class A (Oil, Gas & Consumable Fuels)			11,761	275,795
Marathon Oil Corp. (Oil, Gas & Consumable Fuels)			2,720	73,630
Matador Resources Co. (Oil, Gas & Consumable Fuels)			5,418	310,126
NOV, Inc. (Energy Equip. & Svs.)			9,144	191,018
ONEOK, Inc. (Oil, Gas & Consumable Fuels)			1,810	118,917
Ovintiv, Inc. (Oil, Gas & Consumable Fuels)			8,049	408,165
Patterson-UTI Energy, Inc. (Energy Equip. & Svs.)			20,824	350,676
Phillips 66 (Oil, Gas & Consumable Fuels)			1,700	176,936
Targa Resources Corp. (Oil, Gas & Consumable Fuels)			5,703	419,171
Texas Pacific Land Corp. (Oil, Gas & Consumable Fuels)			40	93,769
Williams Cos., Inc. / The (Oil, Gas & Consumable Fuels)			5,010	164,829

				4,606,420

FINANCIALS – 14.8%
Aflac, Inc. (Insurance)			2,600	187,044
AGNC Investment Corp. (Mortgage REIT)			4,250	43,988
Allstate Corp. / The (Insurance)			940	127,464
Ally Financial, Inc. (Consumer Finance)			1,520	37,164
American Financial Group, Inc. (Insurance)			2,350	322,608
Ameriprise Financial, Inc. (Capital Markets)			480	149,458
Apollo Global Management, Inc. (Diversified Financial Svs.)			1,322	84,330
Arch Capital Group Ltd. (Insurance)	(a	)	1,920	120,538
Ares Management Corp. Class A (Capital Markets)			5,189	355,135
Arthur J. Gallagher & Co. (Insurance)			780	147,061
Bank of New York Mellon Corp. / The (Capital Markets)			2,520	114,710
BankUnited, Inc. (Banks)			5,880	199,744
Brown & Brown, Inc. (Insurance)			1,430	81,467
Carlyle Group, Inc. / The (Capital Markets)			1,790	53,414
CBOE Global Markets, Inc. (Capital Markets)			2,494	312,922
Cincinnati Financial Corp. (Insurance)			680	69,625
Citizens Financial Group, Inc. (Banks)			1,740	68,504
Comerica, Inc. (Banks)			6,251	417,879
Commerce Bancshares, Inc. (Banks)			1,080	73,516
Discover Financial Services
(Consumer Finance)			1,250	122,288
East West Bancorp, Inc. (Banks)			1,000	65,900
Everest Re Group Ltd. (Insurance)			740	245,140
F&G Annuities & Life, Inc. (Insurance)	(a	)	113	2,261
FactSet Research Systems, Inc. (Capital Markets)			230	92,278
Fidelity National Financial, Inc. (Insurance)			1,670	62,825
Fifth Third Bancorp (Banks)			2,900	95,149
First BanCorp (Banks)			22,230	282,766
First Citizens BancShares, Inc. Class A (Banks)			588	445,916
First Hawaiian, Inc. (Banks)			12,514	325,865
First Horizon Corp. (Banks)			2,360	57,820
First Republic Bank (Banks)			710	86,542
Franklin Resources, Inc. (Capital Markets)			2,540	67,005
Hanover Insurance Group, Inc. / The (Insurance)			1,990	268,909
Hartford Financial Services Group, Inc. / The (Insurance)			1,470	111,470
Huntington Bancshares, Inc. (Banks)			4,980	70,218

Common Stocks (Continued)			Shares	Value

FINANCIALS (continued)
Invesco Ltd. (Capital Markets)			2,820	$50,732
Kemper Corp. (Insurance)			4,210	207,132
KeyCorp (Banks)			3,650	63,583
Kinsale Capital Group, Inc. (Insurance)			1,469	384,173
KKR & Co., Inc. (Capital Markets)			2,230	103,517
Loews Corp. (Insurance)			1,370	79,912
LPL Financial Holdings, Inc. (Capital Markets)			2,508	542,154
M&T Bank Corp. (Banks)			520	75,431
Markel Corp. (Insurance)	(a	)	60	79,049
Moelis & Co. Class A (Capital Markets)			5,517	211,687
MSCI, Inc. (Capital Markets)			329	153,041
Nasdaq, Inc. (Capital Markets)			1,410	86,504
Northern Trust Corp. (Capital Markets)			780	69,022
Pinnacle Financial Partners, Inc. (Banks)			3,223	236,568
PJT Partners, Inc. Class A (Capital Markets)			3,983	293,507
Principal Financial Group, Inc. (Insurance)			1,190	99,865
Prudential Financial, Inc. (Insurance)			1,630	162,120
Raymond James Financial, Inc. (Capital Markets)			870	92,960
Regions Financial Corp. (Banks)			3,530	76,107
Reinsurance Group of America, Inc. (Insurance)			1,783	253,346
Rocket Cos., Inc. Class A (Thrifts & Mortgage Finance)			5,490	38,430
Selective Insurance Group, Inc. (Insurance)			2,750	243,677
State Street Corp. (Capital Markets)			1,440	111,701
Stifel Financial Corp. (Capital Markets)			5,150	300,605
Synchrony Financial (Consumer Finance)			2,390	78,535
Synovus Financial Corp. (Banks)			7,870	295,518
T. Rowe Price Group, Inc. (Capital Markets)			920	100,335
Texas Capital Bancshares, Inc. (Banks)	(a	)	4,709	284,000
Tradeweb Markets, Inc. Class A (Capital Markets)			940	61,034
Trupanion, Inc. (Insurance)	(a	)	3,280	155,898
Upstart Holdings, Inc. (Consumer Finance)	(a	)	166	2,195
W.R. Berkley Corp. (Insurance)			1,432	103,920
Webster Financial Corp. (Banks)			4,260	201,668
Willis Towers Watson PLC (Insurance)			530	129,627
Wintrust Financial Corp. (Banks)			3,930	332,164
Zions Bancorp N.A. (Banks)			8,360	410,978

				11,539,618

HEALTH CARE – 11.4%
Acadia Healthcare Co., Inc. (Health Care Providers & Svs.)	(a	)	3,770	310,346
ADC Therapeutics SA (Biotechnology)	(a	)	5,870	22,541
Agilent Technologies, Inc. (Life Sciences Tools & Svs.)			1,260	188,559
Align Technology, Inc. (Health Care Equip. & Supplies)	(a	)	270	56,943
Alnylam Pharmaceuticals, Inc. (Biotechnology)	(a	)	540	128,331
AmerisourceBergen Corp. (Health Care Providers & Svs.)			630	104,397
Arcus Biosciences, Inc. (Biotechnology)	(a	)	3,604	74,531
Arrowhead Pharmaceuticals, Inc. (Biotechnology)	(a	)	4,263	172,907
Ascendis Pharma A/S – ADR (Biotechnology)	(a	)	1,012	123,596
AtriCure, Inc. (Health Care Equip. & Supplies)	(a	)	7,368	326,992
Avantor, Inc. (Life Sciences Tools & Svs.)	(a	)	2,380	50,194
Biogen, Inc. (Biotechnology)	(a	)	500	138,460
BioMarin Pharmaceutical, Inc. (Biotechnology)	(a	)	640	66,234
Bio-Rad Laboratories, Inc. Class A (Life
Sciences Tools & Svs.)	(a	)	120	50,459
Blueprint Medicines Corp. (Biotechnology)	(a	)	2,668	116,885
Cardinal Health, Inc. (Health Care Providers & Svs.)			950	73,026
Catalent, Inc. (Pharmaceuticals)	(a	)	679	30,562
Charles River Laboratories International, Inc. (Life Sciences Tools & Svs.)	(a	)	230	50,117
Coherus Biosciences, Inc. (Biotechnology)	(a	)	12,199	96,616
Cooper Cos., Inc. / The (Health Care Equip. & Supplies)			201	66,465
DaVita, Inc. (Health Care Providers & Svs.)	(a	)	650	48,536
DENTSPLY SIRONA, Inc. (Health Care Equip. & Supplies)			1,134	36,107

38	(continued)

Ohio National Fund, Inc.	ON AB Mid Cap Core Portfolio (Continued)

Schedule of Investments	December 31,2022

Common Stocks (Continued)		Shares	Value

HEALTH CARE (continued)
Dexcom, Inc. (Health Care Equip. & Supplies)	(a)	1,480	$167,595
Envista Holdings Corp. (Health Care Equip. & Supplies)	(a)	9,910	333,670
Erasca, Inc. (Biotechnology)	(a)	3,715	16,012
Guardant Health, Inc. (Health Care Providers & Svs.)	(a)	6,186	168,259
Hologic, Inc. (Health Care Equip. & Supplies)	(a)	1,160	86,780
Horizon Therapeutics PLC (Biotechnology)	(a)	810	92,178
ICON PLC (Life Sciences Tools & Svs.)	(a)	1,249	242,618
ICU Medical, Inc. (Health Care Equip. & Supplies)	(a)	274	43,150
IDEXX Laboratories, Inc. (Health Care Equip. & Supplies)	(a)	350	142,786
Inari Medical, Inc. (Health Care Equip. & Supplies)	(a)	4,252	270,257
Insulet Corp. (Health Care Equip. & Supplies)	(a)	998	293,801
Integra LifeSciences Holdings Corp. (Health Care Equip. & Supplies)	(a)	5,997	336,252
Intellia Therapeutics, Inc. (Biotechnology)	(a)	3,026	105,577
Intra-Cellular Therapies, Inc. (Pharmaceuticals)	(a)	3,448	182,468
IQVIA Holdings, Inc. (Life Sciences Tools & Svs.)	(a)	780	159,814
iRhythm Technologies, Inc. (Health Care Equip. & Supplies)	(a)	2,313	216,659
IVERIC bio, Inc. (Biotechnology)	(a)	7,789	166,762
Karuna Therapeutics, Inc. (Biotechnology)	(a)	979	192,373
Laboratory Corp. of America Holdings (Health Care Providers & Svs.)		400	94,192
Lantheus Holdings, Inc. (Health Care Equip. & Supplies)	(a)	5,896	300,460
Legend Biotech Corp. – ADR (Biotechnology)	(a)	2,570	128,294
Maravai LifeSciences Holdings, Inc. Class A (Life Sciences Tools & Svs.)	(a)	1,960	28,048
Masimo Corp. (Health Care Equip. & Supplies)	(a)	330	48,824
Mettler-Toledo International, Inc. (Life Sciences Tools & Svs.)	(a)	90	130,090
Molina Healthcare, Inc. (Health Care Providers & Svs.)	(a)	300	99,066
Neurocrine Biosciences, Inc. (Biotechnology)	(a)	802	95,791
Oak Street Health, Inc. (Health Care Providers & Svs.)	(a)	1,240	26,672
Pediatrix Medical Group, Inc. (Health Care Providers & Svs.)	(a)	13,425	199,495
PerkinElmer, Inc. (Life Sciences Tools & Svs.)		420	58,892
QIAGEN N.V. (Life Sciences Tools & Svs.)	(a)	1,580	78,795
Quest Diagnostics, Inc. (Health Care Providers & Svs.)		580	90,735
Repligen Corp. (Life Sciences Tools & Svs.)	(a)	2,440	413,116
ResMed, Inc. (Health Care Equip. & Supplies)		590	122,797
Sarepta Therapeutics, Inc. (Biotechnology)	(a)	838	108,588
Seagen, Inc. (Biotechnology)	(a)	530	68,110
Silk Road Medical, Inc. (Health Care Equip. & Supplies)	(a)	5,318	281,056
STERIS PLC (Health Care Equip. & Supplies)		346	63,903
Syneos Health, Inc. (Life Sciences Tools & Svs.)	(a)	4,480	164,326
Ultragenyx Pharmaceutical, Inc. (Biotechnology)	(a)	3,059	141,723
Universal Health Services, Inc. Class B (Health Care Providers & Svs.)		510	71,854
Veeva Systems, Inc. Class A (Health Care Technology)	(a)	560	90,373
Viatris, Inc. (Pharmaceuticals)		5,730	63,775
Vir Biotechnology, Inc. (Biotechnology)	(a)	4,547	115,085
Waters Corp. (Life Sciences Tools & Svs.)	(a)	253	86,673
West Pharmaceutical Services, Inc. (Life Sciences Tools & Svs.)		300	70,605
Zimmer Biomet Holdings, Inc. (Health Care Equip. & Supplies)		850	108,375

			8,899,528

INDUSTRIALS – 19.8%
A.O. Smith Corp. (Building Products)		1,130	64,681
AECOM (Construction & Engineering)		3,500	297,255

Common Stocks (Continued)		Shares	Value

INDUSTRIALS (continued)
AGCO Corp. (Machinery)		520	$72,119
Alaska Air Group, Inc. (Airlines)	(a)	5,780	248,193
Allegion PLC (Building Products)		570	59,998
AMETEK, Inc. (Electrical Equip.)		3,442	480,916
Arcosa, Inc. (Construction & Engineering)		5,082	276,156
Armstrong World Industries, Inc. (Building Products)		3,102	212,766
Axon Enterprise, Inc. (Aerospace & Defense)	(a)	2,717	450,832
Booz Allen Hamilton Holding Corp. (Professional Svs.)		920	96,158
C.H. Robinson Worldwide, Inc. (Air Freight & Logistics)		790	72,332
Carlisle Cos., Inc. (Building Products)		2,029	478,134
Carrier Global Corp. (Building Products)		3,550	146,438
Cintas Corp. (Commercial Svs. & Supplies)		360	162,583
Clarivate PLC (Professional Svs.)	(a)	4,040	33,694
Copart, Inc. (Commercial Svs. & Supplies)	(a)	1,688	102,782
CoStar Group, Inc. (Professional Svs.)	(a)	1,620	125,194
Cummins, Inc. (Machinery)		610	147,797
Curtiss-Wright Corp. (Aerospace & Defense)		1,953	326,132
Delta Air Lines, Inc. (Airlines)	(a)	2,620	86,093
Dover Corp. (Machinery)		590	79,892
Driven Brands Holdings, Inc. (Commercial Svs. & Supplies)	(a)	13,402	366,009
Dycom Industries, Inc. (Construction & Engineering)	(a)	2,900	271,440
Equifax, Inc. (Professional Svs.)		490	95,236
Expeditors International of Washington, Inc. (Air Freight & Logistics)		570	59,234
Fastenal Co. (Trading Companies & Distributors)		2,350	111,202
Fluor Corp. (Construction & Engineering)	(a)	6,580	228,063
Fortive Corp. (Machinery)		1,210	77,743
FTI Consulting, Inc. (Professional Svs.)	(a)	2,149	341,261
Generac Holdings, Inc. (Electrical Equip.)	(a)	250	25,165
Graco, Inc. (Machinery)		990	66,587
HEICO Corp. Class A (Aerospace & Defense)		600	71,910
Herc Holdings, Inc. (Trading Companies & Distributors)		2,370	311,821
Hexcel Corp. (Aerospace & Defense)		4,764	280,362
Howmet Aerospace, Inc. (Aerospace & Defense)		11,477	452,309
Hubbell, Inc. (Electrical Equip.)		400	93,872
IDEX Corp. (Machinery)		1,816	414,647
Ingersoll Rand, Inc. (Machinery)		8,162	426,465
ITT, Inc. (Machinery)		4,448	360,733
J.B. Hunt Transport Services, Inc. (Road & Rail)		450	78,462
Jacobs Solutions, Inc. (Professional Svs.)		573	68,800
Knight-Swift Transportation Holdings, Inc. (Road & Rail)		6,110	320,225
Korn Ferry (Professional Svs.)		2,810	142,242
Leidos Holdings, Inc. (Professional Svs.)		750	78,893
Lennox International, Inc. (Building Products)		230	55,023
Lyft, Inc. Class A (Road & Rail)	(a)	1,370	15,097
Masco Corp. (Building Products)		1,190	55,537
Masonite International Corp. (Building Products)	(a)	2,840	228,932
Middleby Corp. / The (Machinery)	(a)	2,485	332,742
Nordson Corp. (Machinery)		360	85,579
Old Dominion Freight Line, Inc. (Road & Rail)		400	113,512
Oshkosh Corp. (Machinery)		2,220	195,782
Otis Worldwide Corp. (Machinery)		1,680	131,561
Owens Corning (Building Products)		790	67,387
PACCAR, Inc. (Machinery)		1,390	137,568
Parker-Hannifin Corp. (Machinery)		520	151,320
Pentair PLC (Machinery)		1,180	53,076
Quanta Services, Inc. (Construction & Engineering)		790	112,575
Regal Rexnord Corp. (Electrical Equip.)		2,600	311,948
Republic Services, Inc. (Commercial Svs. & Supplies)		860	110,931
Robert Half International, Inc. (Professional Svs.)		2,760	203,771
Rockwell Automation, Inc. (Electrical Equip.)		470	121,058
Rollins, Inc. (Commercial Svs. & Supplies)		2,040	74,542
RXO, Inc. (Road & Rail)	(a)	1,867	32,112

39	(continued)

Ohio National Fund, Inc.	ON AB Mid Cap Core Portfolio (Continued)

Schedule of Investments	December 31,2022

Common Stocks (Continued)		Shares	Value

INDUSTRIALS (continued)
Sensata Technologies Holding PLC (Electrical Equip.)		6,471	$261,299
Shoals Technologies Group, Inc. Class A (Electrical Equip.)	(a)	10,672	263,278
SiteOne Landscape Supply, Inc. (Trading Companies & Distributors)	(a)	2,781	326,267
Southwest Airlines Co. (Airlines)	(a)	2,410	81,145
Spirit AeroSystems Holdings, Inc. Class A (Aerospace & Defense)		10,130	299,848
Stanley Black & Decker, Inc. (Machinery)		630	47,326
Star Bulk Carriers Corp. (Marine)		10,210	196,338
Tetra Tech, Inc. (Commercial Svs. & Supplies)		2,511	364,572
TFI International, Inc. (Road & Rail)		3,104	311,145
Timken Co. / The (Machinery)		3,520	248,758
Toro Co. / The (Machinery)		670	75,844
Trane Technologies PLC (Building Products)		980	164,728
TransDigm Group, Inc. (Aerospace & Defense)		220	138,523
TransUnion (Professional Svs.)		780	44,265
Trex Co., Inc. (Building Products)	(a)	710	30,054
U-Haul Holding Co. (Road & Rail)		100	6,019
U-Haul Holding Co. NVS (Road & Rail)		900	49,482
United Rentals, Inc. (Trading Companies & Distributors)	(a)	298	105,915
Verisk Analytics, Inc. (Professional Svs.)		649	114,497
Vertiv Holdings Co. (Electrical Equip.)		24,130	329,616
W.W. Grainger, Inc. (Trading Companies & Distributors)		180	100,125
Watsco, Inc. (Trading Companies & Distributors)		260	64,844
Westinghouse Air Brake Technologies Corp. (Machinery)		930	92,823
XPO, Inc. (Road & Rail)	(a)	8,560	284,963
Xylem, Inc. (Machinery)		730	80,716

			15,435,269

INFORMATION TECHNOLOGY – 16.5%
ACI Worldwide, Inc. (Software)	(a)	10,710	246,330
Amdocs Ltd. (IT Svs.)		1,000	90,900
Amphenol Corp. Class A (Electronic Equip., Instr. & Comp.)		2,390	181,975
ANSYS, Inc. (Software)	(a)	350	84,557
AppLovin Corp. Class A (Software)	(a)	1,630	17,164
Arista Networks, Inc. (Communications Equip.)	(a)	870	105,574
Aspen Technology, Inc. (Software)	(a)	310	63,674
Avnet, Inc. (Electronic Equip., Instr. & Comp.)		5,849	243,201
Belden, Inc. (Electronic Equip., Instr. & Comp.)		2,690	193,411
Bill.com Holdings, Inc. (Software)	(a)	490	53,390
Broadridge Financial Solutions, Inc. (IT Svs.)		477	63,980
Cadence Design Systems, Inc. (Software)	(a)	1,130	181,523
CDW Corp. (Electronic Equip., Instr. & Comp.)		590	105,362
Ciena Corp. (Communications Equip.)	(a)	4,618	235,426
Cloudflare, Inc. Class A (IT Svs.)	(a)	900	40,689
CommVault Systems, Inc. (Software)	(a)	4,320	271,469
Corning, Inc. (Electronic Equip., Instr. & Comp.)		3,080	98,375
Coupa Software, Inc. (Software)	(a)	300	23,751
Crowdstrike Holdings, Inc. Class A (Software)	(a)	727	76,546
Datadog, Inc. Class A (Software)	(a)	924	67,914
DigitalOcean Holdings, Inc. (IT Svs.)	(a)	5,280	134,482
DocuSign, Inc. (Software)	(a)	740	41,011
Dropbox, Inc. Class A (Software)	(a)	2,970	66,469
Dynatrace, Inc. (Software)	(a)	12,143	465,077
Elastic N.V. (Software)	(a)	630	32,445
Enphase Energy, Inc. (Semiconductors & Equip.)	(a)	550	145,728
Entegris, Inc. (Semiconductors & Equip.)		680	44,601
EPAM Systems, Inc. (IT Svs.)	(a)	220	72,103
Euronet Worldwide, Inc. (IT Svs.)	(a)	536	50,588
Fair Isaac Corp. (Software)	(a)	148	88,590
First Solar, Inc. (Semiconductors & Equip.)	(a)	370	55,422
Five9, Inc. (Software)	(a)	4,762	323,149
FleetCor Technologies, Inc. (IT Svs.)	(a)	340	62,451
Flywire Corp. (IT Svs.)	(a)	12,323	301,544
Fortinet, Inc. (Software)	(a)	2,700	132,003
Freshworks, Inc. Class A (Software)	(a)	15,518	228,270
Gartner, Inc. (IT Svs.)	(a)	390	131,095
Gen Digital, Inc. (Software)		14,150	303,234
Genpact Ltd. (IT Svs.)		4,840	224,189

Common Stocks (Continued)		Shares	Value

INFORMATION TECHNOLOGY (continued)
Global Payments, Inc. (IT Svs.)		960	$95,347
GLOBALFOUNDRIES, Inc. (Semiconductors & Equip.)	(a)	860	46,345
Hewlett Packard Enterprise Co. (Tech. Hardware, Storage & Periph.)		5,300	84,588
HP, Inc. (Tech. Hardware, Storage & Periph.)		3,620	97,269
HubSpot, Inc. (Software)	(a)	949	274,384
Jack Henry & Associates, Inc. (IT Svs.)		470	82,513
Juniper Networks, Inc. (Communications Equip.)		2,480	79,261
Keysight Technologies, Inc. (Electronic Equip., Instr. & Comp.)	(a)	760	130,013
Kulicke & Soffa Industries, Inc. (Semiconductors & Equip.)		4,190	185,449
Lattice Semiconductor Corp. (Semiconductors & Equip.)	(a)	6,218	403,424
Littelfuse, Inc. (Electronic Equip., Instr. & Comp.)		1,312	288,902
Lumentum Holdings, Inc. (Communications Equip.)	(a)	3,180	165,901
MACOM Technology Solutions Holdings, Inc. (Semiconductors & Equip.)	(a)	5,704	359,238
Manhattan Associates, Inc. (Software)	(a)	3,162	383,867
Microchip Technology, Inc. (Semiconductors & Equip.)		2,046	143,731
Monday.com Ltd. (Software)	(a)	1,735	211,670
MongoDB, Inc. (IT Svs.)	(a)	228	44,880
Monolithic Power Systems, Inc.
(Semiconductors & Equip.)		755	266,976
Motorola Solutions, Inc. (Communications Equip.)		700	180,397
National Instruments Corp. (Electronic Equip., Instr. & Comp.)		1,839	67,859
Novanta, Inc. (Electronic Equip., Instr. & Comp.)	(a)	2,739	372,148
ON Semiconductor Corp. (Semiconductors & Equip.)	(a)	6,704	418,128
Palantir Technologies, Inc. Class A (Software)	(a)	6,290	40,382
Paychex, Inc. (IT Svs.)		1,320	152,539
Paycom Software, Inc. (Software)	(a)	200	62,062
PTC, Inc. (Software)	(a)	4,145	497,566
Qorvo, Inc. (Semiconductors & Equip.)	(a)	470	42,601
Shift4 Payments, Inc. Class A (IT Svs.)	(a)	6,663	372,662
Skyworks Solutions, Inc. (Semiconductors & Equip.)		680	61,968
Smartsheet, Inc. Class A (Software)	(a)	8,006	315,116
Splunk, Inc. (Software)	(a)	660	56,819
SS&C Technologies Holdings, Inc. (IT Svs.)		1,030	53,622
Synaptics, Inc. (Semiconductors & Equip.)	(a)	2,440	232,190
Synopsys, Inc. (Software)	(a)	620	197,960
Teledyne Technologies, Inc. (Electronic Equip., Instr. & Comp.)	(a)	175	69,984
Teradyne, Inc. (Semiconductors & Equip.)		680	59,398
Trimble, Inc. (Electronic Equip., Instr. & Comp.)	(a)	1,020	51,571
Twilio, Inc. Class A (IT Svs.)	(a)	620	30,355
Tyler Technologies, Inc. (Software)	(a)	180	58,034
Ubiquiti, Inc. (Communications Equip.)		200	54,706
Unity Software, Inc. (Software)	(a)	750	21,443
Universal Display Corp. (Semiconductors & Equip.)		2,744	296,462
VeriSign, Inc. (IT Svs.)	(a)	410	84,230
Western Digital Corp. (Tech. Hardware, Storage & Periph.)	(a)	1,250	39,438
Wix.com Ltd. (IT Svs.)	(a)	250	19,208
Wolfspeed, Inc. (Semiconductors & Equip.)	(a)	772	53,299
Zebra Technologies Corp. Class A (Electronic Equip., Instr. & Comp.)	(a)	220	56,410
Zoom Video Communications, Inc. Class A (Software)	(a)	870	58,934
Zscaler, Inc. (Software)	(a)	370	41,403

			12,810,314

MATERIALS – 4.6%
Albemarle Corp. (Chemicals)		470	101,924
Alcoa Corp. (Metals & Mining)		894	40,650
Amcor PLC (Containers & Packaging)		6,490	77,296

40	(continued)

Ohio National Fund, Inc.	ON AB Mid Cap Core Portfolio (Continued)

Schedule of Investments	December 31,2022

Common Stocks (Continued)		Shares	Value

MATERIALS (continued)
ATI, Inc. (Metals & Mining)	(a)	9,680	$289,045
Avery Dennison Corp. (Containers & Packaging)		360	65,160
Ball Corp. (Containers & Packaging)		1,300	66,482
Berry Global Group, Inc. (Containers & Packaging)		6,830	412,737
Celanese Corp. (Chemicals)		490	50,098
CF Industries Holdings, Inc. (Chemicals)		750	63,900
Corteva, Inc. (Chemicals)		3,080	181,043
Crown Holdings, Inc. (Containers & Packaging)		630	51,792
DuPont de Nemours, Inc. (Chemicals)		1,750	120,103
Eastman Chemical Co. (Chemicals)		660	53,750
FMC Corp. (Chemicals)		3,020	376,896
Huntsman Corp. (Chemicals)		10,590	291,013
Innospec, Inc. (Chemicals)		1,370	140,918
International Flavors & Fragrances, Inc. (Chemicals)		939	98,445
International Paper Co. (Containers & Packaging)		1,610	55,754
LyondellBasell Industries N.V. Class A (Chemicals)		1,050	87,182
Martin Marietta Materials, Inc. (Construction Materials)		250	84,493
Mosaic Co. / The (Chemicals)		1,320	57,908
Nucor Corp. (Metals & Mining)		1,230	162,126
Packaging Corp. of America (Containers & Packaging)		520	66,513
PPG Industries, Inc. (Chemicals)		970	121,968
Reliance Steel & Aluminum Co. (Metals & Mining)		880	178,147
Sealed Air Corp. (Containers & Packaging)		1,230	61,352
Steel Dynamics, Inc. (Metals & Mining)		662	64,677
Vulcan Materials Co. (Construction Materials)		540	94,560
Westrock Co. (Containers & Packaging)		1,370	48,169

			3,564,101

REAL ESTATE – 5.1%
Alexandria Real Estate Equities, Inc. (Equity REIT)		550	80,119
American Homes 4 Rent Class A (Equity REIT)		2,060	62,088
Americold Realty Trust, Inc. (Equity REIT)		1,890	53,506
AvalonBay Communities, Inc. (Equity REIT)		570	92,066
Boston Properties, Inc. (Equity REIT)		700	47,306
Broadstone Net Lease, Inc. (Equity REIT)		11,850	192,089
Camden Property Trust (Equity REIT)		2,360	264,037
CBRE Group, Inc. Class A (Real Estate Mgmt. & Development)	(a)	1,370	105,435
Cousins Properties, Inc. (Equity REIT)		6,060	153,257
CubeSmart (Equity REIT)		7,070	284,568
Equity LifeStyle Properties, Inc. (Equity REIT)		1,100	71,060
Equity Residential (Equity REIT)		1,510	89,090
Essex Property Trust, Inc. (Equity REIT)		270	57,218
Extra Space Storage, Inc. (Equity REIT)		530	78,005
Gaming and Leisure Properties, Inc. (Equity REIT)		1,640	85,428
Healthpeak Properties, Inc. (Equity REIT)		2,220	55,655
Host Hotels & Resorts, Inc. (Equity REIT)		3,060	49,113

Common Stocks (Continued)		Shares	Value

REAL ESTATE (continued)
Invitation Homes, Inc. (Equity REIT)		2,300	$68,172
Iron Mountain, Inc. (Equity REIT)		1,900	94,715
Jones Lang LaSalle, Inc. (Real Estate Mgmt. & Development)	(a)	410	65,342
Kimco Realty Corp. (Equity REIT)		3,630	76,883
Lamar Advertising Co. Class A (Equity REIT)		767	72,405
Medical Properties Trust, Inc. (Equity REIT)		3,460	38,544
Mid-America Apartment Communities, Inc. (Equity REIT)		480	75,355
Physicians Realty Trust (Equity REIT)		18,120	262,196
Realty Income Corp. (Equity REIT)		2,650	168,090
Regency Centers Corp. (Equity REIT)		1,200	75,000
SBA Communications Corp. (Equity REIT)		420	117,730
Simon Property Group, Inc. (Equity REIT)		1,340	157,423
STAG Industrial, Inc. (Equity REIT)		6,670	215,508
STORE Capital Corp. (Equity REIT)		2,130	68,288
Sun Communities, Inc. (Equity REIT)		460	65,780
UDR, Inc. (Equity REIT)		1,640	63,517
Ventas, Inc. (Equity REIT)		1,530	68,927
VICI Properties, Inc. (Equity REIT)		3,360	108,864
W.P. Carey, Inc. (Equity REIT)		1,020	79,713
Welltower, Inc. (Equity REIT)		1,710	112,091
Weyerhaeuser Co. (Equity REIT)		3,060	94,860

			3,969,443

UTILITIES – 3.2%
AES Corp. / The (Ind. Power & Renewable Elec.)		2,310	66,436
Ameren Corp. (Multi-Utilities)		1,010	89,809
American Water Works Co., Inc. (Water Utilities)		750	114,315
Atmos Energy Corp. (Gas Utilities)		530	59,397
Avangrid, Inc. (Electric Utilities)		1,500	64,470
CenterPoint Energy, Inc. (Multi-Utilities)		2,070	62,079
CMS Energy Corp. (Multi-Utilities)		1,180	74,729
Consolidated Edison, Inc. (Multi-Utilities)		1,410	134,387
Constellation Energy Corp. (Electric Utilities)		1,120	96,555
DTE Energy Co. (Multi-Utilities)		790	92,849
Edison International (Electric Utilities)		1,470	93,521
Entergy Corp. (Electric Utilities)		830	93,375
Essential Utilities, Inc. (Water Utilities)		1,620	77,323
Eversource Energy (Electric Utilities)		1,400	117,376
FirstEnergy Corp. (Electric Utilities)		2,210	92,687
IDACORP, Inc. (Electric Utilities)		3,460	373,161
PG&E Corp. (Electric Utilities)	(a)	7,056	114,731
PPL Corp. (Electric Utilities)		3,140	91,751
Public Service Enterprise Group, Inc. (Multi-Utilities)		2,070	126,829
Southwest Gas Holdings, Inc. (Gas Utilities)		2,711	167,757
WEC Energy Group, Inc. (Multi-Utilities)		1,290	120,950
Xcel Energy, Inc. (Electric Utilities)		2,150	150,737

			2,475,224

Total Common Stocks (Cost $85,731,466)			$76,853,117

Total Investments – 98.8% (Cost $85,731,466)	(b)		$76,853,117
Other Assets in Excess of Liabilities – 1.2%	(c)		940,639

Net Assets – 100.0%			$77,793,756

Percentages are stated as a percent of net assets.

Abbreviations:

ADR:	American Depositary Receipts
NVS:	Non Voting Shares

Footnotes:

(a)	Non-income producing security.
(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.
(c)	Includes $13,500 of cash pledged as collateral for the futures contracts outstanding at December 31, 2022. See also the following Schedule of Open Futures Contracts.

The accompanying notes are an integral part of these financial statements.

41

Ohio National Fund, Inc.	ON AB Mid Cap Core Portfolio (Continued)

Schedule of Open Futures Contracts	December 31, 2022

Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
CME E-mini S&P MidCap 400 Index - Long	1	March 17, 2023	$251,472	$244,260	$(7,212)	$(1,340)

The accompanying notes are an integral part of these financial statements.

42

Ohio National Fund, Inc.	ON S&P 500® Index Portfolio (Unaudited)

Objective/Strategy

The ON S&P 500® Index Portfolio seeks total return approximating that of the Standard & Poor’s 500® Index (S&P 500® Index), at a risk level consistent with that of the S&P 500® Index by investing, under normal circumstances, more than 80% of its net assets in the common stocks and other securities of companies that are included in the S&P 500® Index.

Performance as of December 31, 2022

Average Annual returns
One year	-18.42%
Five years	9.01%
Ten years	12.10%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in the Portfolio’s shares is obtained either through an allocation to the Portfolio as an investment vehicle within variable life insurance policies or annuity contracts, or as an underlying investment by the ON Model Portfolios. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 0.37% per the Fund’s prospectus dated April 29, 2022. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2022 can be found in the Portfolio’s Financial Highlights.

Comments from Sub-Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the year ended December 31, 2022, the Portfolio returned -18.42% versus -18.11% for its benchmark, the S&P 500® Index.

Q. Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A. The Portfolio intends to track the underlying return of the S&P 500® Index. There were no material market events or changes in strategy during the year that materially impacted the Portfolio’s relative return. Sources of return variance were the Portfolio’s expenses and the cumulative impact of investing the day-to-day cash flows in the Portfolio.

Q. How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark?

A. There was no impact from either sector allocation or stock selection that caused any significant performance variance between the Portfolio and its benchmark for the year. Information Technology, followed by Consumer Discretionary and Communication Services were the top detractors from performance. Energy and Utilities were the only sectors that contributed for the year. (1)

Q. Which securities contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. Because the Portfolio weights its holdings to be similar to those utilized by the benchmark, there were no holdings that significantly contributed to, or detracted from, the Portfolio’s benchmark-relative performance for the year. Benchmark constituents that contributed the most to Portfolio and benchmark returns were Exxon Mobil Corp., Chevron Corp., and Merck & Co., Inc. Amazon.com, Inc., Apple, Inc., and Microsoft Corp. were the leading detractors. (1)

Q. How did the Portfolio’s use of derivative instruments impact performance?

A. The Portfolio uses long CME E-mini S&P 500 Index futures contracts primarily to equitize open dividend receivables, as well as to manage day-to-day cash flows, to ensure the Portfolio is fully invested. Futures contracts, in aggregate, detracted 8 basis points from the Portfolio’s absolute return for the year. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2022.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting. Investors cannot invest directly in an index, although they can invest in its underlying securities or funds.

The S&P 500® Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index presented includes the effects of reinvested dividends.

Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

The S&P 500® Index is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by Ohio National Investments, Inc. (“ONI”). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by ONI. The S&P 500® Index Portfolio of Ohio National Fund, Inc. is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500® Index.

43	(continued)

Ohio National Fund, Inc.	ON S&P 500® Index Portfolio (Unaudited) (Continued)

Portfolio Composition as of December 31, 2022 (1)

% of Net Assets
Common Stocks (4)	98.5
U.S. Treasury Obligations	0.0
Other Net Assets	1.5

100.0

Top 10 Portfolio Holdings as of December 31, 2022 (1) (2) (3)

		% of Net Assets
1.	Apple, Inc.	6.0
2.	Microsoft Corp.	5.5
3.	Amazon.com, Inc.	2.3
4.	Berkshire Hathaway, Inc. Class B	1.7
5.	Alphabet, Inc. Class A	1.6
6.	UnitedHealth Group, Inc.	1.5
7.	Alphabet, Inc. Class C	1.4
8.	Johnson & Johnson	1.4
9.	Exxon Mobil Corp.	1.4
10.	JPMorgan Chase & Co.	1.2

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Common Stocks):

% of Net Assets
Information Technology	25.3
Health Care	15.6
Financials	11.5
Consumer Discretionary	9.6
Industrials	8.5
Communication Services	7.2
Consumer Staples	7.1
Energy	5.2
Utilities	3.1
Materials	2.7
Real Estate	2.7

98.5

44

Ohio National Fund, Inc.	ON S&P 500® Index Portfolio

Schedule of Investments	December 31, 2022

Common Stocks – 98.5%		Shares	Value

COMMUNICATION SERVICES – 7.2%
Activision Blizzard, Inc. (Entertainment)		22,338	$1,709,974
Alphabet, Inc. Class A (Interactive Media & Svs.)	(a)	187,226	16,518,950
Alphabet, Inc. Class C (Interactive Media & Svs.)	(a)	166,152	14,742,667
AT&T, Inc. (Diversified Telecom. Svs.)		223,517	4,114,948
Charter Communications, Inc. Class A (Media)	(a)	3,368	1,142,089
Comcast Corp. Class A (Media)		135,283	4,730,847
DISH Network Corp. Class A (Media)	(a)	7,905	110,986
Electronic Arts, Inc. (Entertainment)		8,213	1,003,464
Fox Corp. Class A (Media)		9,338	283,595
Fox Corp. Class B (Media)		4,517	128,509
Interpublic Group of Cos., Inc. / The (Media)		12,206	406,582
Live Nation Entertainment, Inc. (Entertainment)	(a)	4,476	312,156
Lumen Technologies, Inc. (Diversified Telecom Svs.)		29,487	153,922
Match Group, Inc. (Interactive Media & Svs.)	(a)	8,756	363,286
Meta Platforms, Inc. Class A (Interactive Media & Svs.)	(a)	70,522	8,486,618
Netflix, Inc. (Entertainment)	(a)	13,956	4,115,345
News Corp. Class A (Media)		11,817	215,069
News Corp. Class B (Media)		3,846	70,920
Omnicom Group, Inc. (Media)		6,392	521,395
Paramount Global Class B (Media)		15,842	267,413
Take-Two Interactive Software, Inc. (Entertainment)	(a)	4,947	515,131
T-Mobile U.S., Inc. (Wireless Telecom. Svs.)	(a)	18,727	2,621,780
Verizon Communications, Inc. (Diversified Telecom. Svs.)		131,719	5,189,729
Walt Disney Co. / The (Entertainment)	(a)	57,170	4,966,930
Warner Bros Discovery, Inc. (Entertainment)	(a)	69,424	658,140

			73,350,445

CONSUMER DISCRETIONARY – 9.6%
Advance Auto Parts, Inc. (Specialty Retail)		1,899	279,210
Amazon.com, Inc. (Internet & Direct Marketing Retail)	(a)	278,347	23,381,148
Aptiv PLC (Auto Components)	(a)	8,505	792,071
AutoZone, Inc. (Specialty Retail)	(a)	595	1,467,377
Bath & Body Works, Inc. (Specialty Retail)		7,167	302,017
Best Buy Co., Inc. (Specialty Retail)		6,312	506,285
Booking Holdings, Inc. (Hotels, Restaurants & Leisure)	(a)	1,216	2,450,580
BorgWarner, Inc. (Auto Components)		7,301	293,865
Caesars Entertainment, Inc. (Hotels, Restaurants & Leisure)	(a)	6,764	281,382
CarMax, Inc. (Specialty Retail)	(a)	4,942	300,918
Carnival Corp. (Hotels, Restaurants & Leisure)	(a)	31,137	250,964
Chipotle Mexican Grill, Inc. (Hotels, Restaurants & Leisure)	(a)	869	1,205,729
D.R. Horton, Inc. (Household Durables)		9,793	872,948
Darden Restaurants, Inc. (Hotels, Restaurants & Leisure)		3,839	531,049
Dollar General Corp. (Multiline Retail)		7,070	1,740,987
Dollar Tree, Inc. (Multiline Retail)	(a)	6,590	932,090
Domino’s Pizza, Inc. (Hotels, Restaurants & Leisure)		1,109	384,158
eBay, Inc. (Internet & Direct Marketing Retail)		17,012	705,488
Etsy, Inc. (Internet & Direct Marketing Retail)	(a)	3,941	472,053
Expedia Group, Inc. (Hotels, Restaurants & Leisure)	(a)	4,718	413,297
Ford Motor Co. (Automobiles)		123,864	1,440,538
Garmin Ltd. (Household Durables)		4,807	443,638
General Motors Co. (Automobiles)		44,555	1,498,830
Genuine Parts Co. (Distributors)		4,412	765,526
Hasbro, Inc. (Leisure Products)		4,050	247,090
Hilton Worldwide Holdings, Inc. (Hotels, Restaurants & Leisure)		8,470	1,070,269
Home Depot, Inc. / The (Specialty Retail)		32,112	10,142,896

Common Stocks (Continued)		Shares	Value

CONSUMER DISCRETIONARY (continued)
Las Vegas Sands Corp. (Hotels, Restaurants & Leisure)	(a)	10,351	$497,573
Lennar Corp. Class A (Household Durables)		7,986	722,733
LKQ Corp. (Distributors)		7,958	425,037
Lowe’s Cos., Inc. (Specialty Retail)		19,464	3,878,007
Marriott International, Inc. Class A (Hotels, Restaurants & Leisure)		8,431	1,255,292
McDonald’s Corp. (Hotels, Restaurants & Leisure)		22,974	6,054,338
MGM Resorts International (Hotels, Restaurants & Leisure)		9,971	334,328
Mohawk Industries, Inc. (Household Durables)	(a)	1,681	171,832
Newell Brands, Inc. (Household Durables)		11,877	155,351
NIKE, Inc. Class B (Textiles, Apparel & Luxury Goods)		39,505	4,622,480
Norwegian Cruise Line Holdings Ltd. (Hotels, Restaurants & Leisure)	(a)	13,358	163,502
NVR, Inc. (Household Durables)	(a)	94	433,583
O’Reilly Automotive, Inc. (Specialty Retail)	(a)	1,962	1,655,987
Pool Corp. (Distributors)		1,225	370,354
PulteGroup, Inc. (Household Durables)		7,143	325,221
Ralph Lauren Corp. (Textiles, Apparel & Luxury Goods)		1,286	135,892
Ross Stores, Inc. (Specialty Retail)		10,880	1,262,842
Royal Caribbean Cruises Ltd. (Hotels, Restaurants & Leisure)	(a)	6,904	341,265
Starbucks Corp. (Hotels, Restaurants & Leisure)		35,993	3,570,506
Tapestry, Inc. (Textiles, Apparel & Luxury Goods)		7,550	287,504
Target Corp. (Multiline Retail)		14,438	2,151,839
Tesla, Inc. (Automobiles)	(a)	84,177	10,368,923
TJX Cos., Inc. / The (Specialty Retail)		36,408	2,898,077
Tractor Supply Co. (Specialty Retail)		3,462	778,846
Ulta Beauty, Inc. (Specialty Retail)	(a)	1,606	753,326
V.F. Corp. (Textiles, Apparel & Luxury Goods)		10,356	285,929
Whirlpool Corp. (Household Durables)		1,704	241,048
Wynn Resorts Ltd. (Hotels, Restaurants & Leisure)	(a)	3,242	267,368
Yum! Brands, Inc. (Hotels, Restaurants & Leisure)		8,826	1,130,434

			98,711,820

CONSUMER STAPLES – 7.1%
Altria Group, Inc. (Tobacco)		56,247	2,571,050
Archer-Daniels-Midland Co. (Food Products)		17,225	1,599,341
Brown-Forman Corp. Class B (Beverages)		5,754	377,923
Campbell Soup Co. (Food Products)		6,264	355,482
Church & Dwight Co., Inc. (Household Products)		7,644	616,183
Clorox Co. / The (Household Products)		3,866	542,516
Coca-Cola Co. / The (Beverages)		122,050	7,763,600
Colgate-Palmolive Co. (Household Products)		26,180	2,062,722
Conagra Brands, Inc. (Food Products)		15,025	581,467
Constellation Brands, Inc. Class A (Beverages)		5,089	1,179,376
Costco Wholesale Corp. (Food & Staples Retailing)		13,880	6,336,220
Estee Lauder Cos., Inc. / The Class A (Personal Products)		7,256	1,800,286
General Mills, Inc. (Food Products)		18,623	1,561,539
Hershey Co. / The (Food Products)		4,617	1,069,159
Hormel Foods Corp. (Food Products)		9,112	415,052
J.M. Smucker Co. / The (Food Products)		3,338	528,939
Kellogg Co. (Food Products)		8,021	571,416
Keurig Dr Pepper, Inc. (Beverages)		26,668	950,981
Kimberly-Clark Corp. (Household Products)		10,590	1,437,592
Kraft Heinz Co. / The (Food Products)		24,917	1,014,371
Kroger Co. / The (Food & Staples Retailing)		20,448	911,572
Lamb Weston Holdings, Inc. (Food Products)		4,535	405,248
McCormick & Co., Inc. (Food Products)		7,861	651,598

45	(continued)

Ohio National Fund, Inc.	ON S&P 500® Index Portfolio (Continued)

Schedule of Investments	December 31, 2022

Common Stocks (Continued)		Shares	Value

CONSUMER STAPLES (continued)
Molson Coors Beverage Co. Class B (Beverages)		5,903	$304,123
Mondelez International, Inc. Class A (Food Products)		42,840	2,855,286
Monster Beverage Corp. (Beverages)	(a)	11,942	1,212,471
PepsiCo, Inc. (Beverages)		43,203	7,805,054
Philip Morris International, Inc. (Tobacco)		48,608	4,919,616
Procter & Gamble Co. / The (Household Products)		74,315	11,263,181
Sysco Corp. (Food & Staples Retailing)		15,909	1,216,243
Tyson Foods, Inc. Class A (Food Products)		9,078	565,106
Walgreens Boots Alliance, Inc. (Food & Staples Retailing)		22,530	841,721
Walmart, Inc. (Food & Staples Retailing)		44,260	6,275,625

			72,562,059

ENERGY – 5.2%
APA Corp. (Oil, Gas & Consumable Fuels)		10,082	470,628
Baker Hughes Co. (Energy Equip. & Svs.)		31,412	927,596
Chevron Corp. (Oil, Gas & Consumable Fuels)		55,792	10,014,106
ConocoPhillips (Oil, Gas & Consumable Fuels)		39,080	4,611,440
Coterra Energy, Inc. (Oil, Gas & Consumable Fuels)		24,760	608,353
Devon Energy Corp. (Oil, Gas & Consumable Fuels)		20,521	1,262,247
Diamondback Energy, Inc. (Oil, Gas & Consumable Fuels)		5,508	753,384
EOG Resources, Inc. (Oil, Gas & Consumable Fuels)		18,423	2,386,147
EQT Corp. (Oil, Gas & Consumable Fuels)		11,510	389,383
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)		129,159	14,246,238
Halliburton Co. (Energy Equip. & Svs.)		28,482	1,120,767
Hess Corp. (Oil, Gas & Consumable Fuels)		8,695	1,233,125
Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)		61,932	1,119,731
Marathon Oil Corp. (Oil, Gas & Consumable Fuels)		19,917	539,153
Marathon Petroleum Corp. (Oil, Gas & Consumable Fuels)		14,698	1,710,700
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)		22,804	1,436,424
ONEOK, Inc. (Oil, Gas & Consumable Fuels)		14,020	921,114
Phillips 66 (Oil, Gas & Consumable Fuels)		14,824	1,542,882
Pioneer Natural Resources Co. (Oil, Gas & Consumable Fuels)		7,452	1,701,962
Schlumberger Ltd. / N.V. (Energy Equip. & Svs.)		44,474	2,377,580
Targa Resources Corp. (Oil, Gas & Consumable Fuels)		7,096	521,556
Valero Energy Corp. (Oil, Gas & Consumable Fuels)		12,091	1,533,864

Williams Cos., Inc. / The (Oil, Gas & Consumable Fuels)		38,204	1,256,912

			52,685,292

FINANCIALS – 11.5%
Aflac, Inc. (Insurance)		17,746	1,276,647
Allstate Corp. / The (Insurance)		8,317	1,127,785
American Express Co. (Consumer Finance)		18,760	2,771,790
American International Group, Inc. (Insurance)		23,303	1,473,682
Ameriprise Financial, Inc. (Capital Markets)		3,337	1,039,042
Aon PLC Class A (Insurance)		6,486	1,946,708
Arch Capital Group Ltd. (Insurance)	(a)	11,601	728,311
Arthur J. Gallagher & Co. (Insurance)		6,612	1,246,626
Assurant, Inc. (Insurance)		1,654	206,849
Bank of America Corp. (Banks)		218,886	7,249,504
Bank of New York Mellon Corp. / The (Capital Markets)		23,095	1,051,284

Common Stocks (Continued)		Shares	Value

FINANCIALS (continued)
Berkshire Hathaway, Inc. Class B (Diversified Financial Svs.)	(a)	56,503	$17,453,777
BlackRock, Inc. (Capital Markets)		4,708	3,336,230
Brown & Brown, Inc. (Insurance)		7,383	420,610
Capital One Financial Corp. (Consumer Finance)		11,986	1,114,219
CBOE Global Markets, Inc. (Capital Markets)		3,339	418,944
Charles Schwab Corp. / The (Capital Markets)		47,835	3,982,742
Chubb Ltd. (Insurance)		13,018	2,871,771
Cincinnati Financial Corp. (Insurance)		4,930	504,783
Citigroup, Inc. (Banks)		60,738	2,747,180
Citizens Financial Group, Inc. (Banks)		15,414	606,849
CME Group, Inc. (Capital Markets)		11,282	1,897,181
Comerica, Inc. (Banks)		4,104	274,352
Discover Financial Services (Consumer Finance)		8,576	838,990
Everest Re Group Ltd. (Insurance)		1,225	405,806
FactSet Research Systems, Inc. (Capital Markets)		1,194	479,045
Fifth Third Bancorp (Banks)		21,549	707,023
First Republic Bank (Banks)		5,737	699,283
Franklin Resources, Inc. (Capital Markets)		8,862	233,780
Globe Life, Inc. (Insurance)		2,821	340,072
Goldman Sachs Group, Inc. / The (Capital Markets)		10,619	3,646,352
Hartford Financial Services Group, Inc. / The (Insurance)		9,977	756,556
Huntington Bancshares, Inc. (Banks)		45,270	638,307
Intercontinental Exchange, Inc. (Capital Markets)		17,516	1,796,966
Invesco Ltd. (Capital Markets)		14,261	256,555
JPMorgan Chase & Co. (Banks)		91,989	12,335,725
KeyCorp (Banks)		29,247	509,483
Lincoln National Corp. (Insurance)		4,793	147,241
Loews Corp. (Insurance)		6,189	361,004
M&T Bank Corp. (Banks)		5,413	785,210
MarketAxess Holdings, Inc. (Capital Markets)		1,188	331,321
Marsh & McLennan Cos., Inc. (Insurance)		15,549	2,573,049
MetLife, Inc. (Insurance)		20,670	1,495,888
Moody’s Corp. (Capital Markets)		4,945	1,377,776
Morgan Stanley (Capital Markets)		41,339	3,514,642
MSCI, Inc. (Capital Markets)		2,512	1,168,507
Nasdaq, Inc. (Capital Markets)		10,644	653,009
Northern Trust Corp. (Capital Markets)		6,534	578,194
PNC Financial Services Group, Inc. / The (Banks)		12,648	1,997,625
Principal Financial Group, Inc. (Insurance)		7,136	598,853
Progressive Corp. / The (Insurance)		18,350	2,380,179
Prudential Financial, Inc. (Insurance)		11,540	1,147,768
Raymond James Financial, Inc. (Capital Markets)		6,057	647,190
Regions Financial Corp. (Banks)		29,335	632,463
S&P Global, Inc. (Capital Markets)		10,443	3,497,778
Signature Bank (Banks)		1,963	226,177
State Street Corp. (Capital Markets)		11,480	890,504
SVB Financial Group (Banks)	(a)	1,860	428,060
Synchrony Financial (Consumer Finance)		14,096	463,195
T. Rowe Price Group, Inc. (Capital Markets)		7,005	763,965
Travelers Cos., Inc. / The (Insurance)		7,351	1,378,239
Truist Financial Corp. (Banks)		41,608	1,790,392
U.S. Bancorp (Banks)		42,405	1,849,282
W.R. Berkley Corp. (Insurance)		6,439	467,278
Wells Fargo & Co. (Banks)		119,500	4,934,155
Willis Towers Watson PLC (Insurance)		3,394	830,105
Zions Bancorp N.A. (Banks)		4,659	229,036

			117,528,894

HEALTH CARE – 15.6%
Abbott Laboratories (Health Care Equip. & Supplies)		54,700	6,005,513

46	(continued)

Ohio National Fund, Inc.	ON S&P 500® Index Portfolio (Continued)

Schedule of Investments	December 31, 2022

Common Stocks (Continued)		Shares	Value

HEALTH CARE (continued)
AbbVie, Inc. (Biotechnology)		55,460	$8,962,891
Agilent Technologies, Inc. (Life Sciences Tools & Svs.)		9,283	1,389,201
Align Technology, Inc. (Health Care Equip. & Supplies)	(a)	2,287	482,328
AmerisourceBergen Corp. (Health Care Providers & Svs.)		5,090	843,464
Amgen, Inc. (Biotechnology)		16,732	4,394,492
Baxter International, Inc. (Health Care Equip. & Supplies)		15,816	806,142
Becton Dickinson and Co. (Health Care Equip. & Supplies)		8,941	2,273,696
Biogen, Inc. (Biotechnology)	(a)	4,513	1,249,740
Bio-Rad Laboratories, Inc. Class A (Life Sciences Tools & Svs.)	(a)	675	283,831
Bio-Techne Corp. (Life Sciences Tools & Svs.)		4,938	409,261
Boston Scientific Corp. (Health Care Equip. & Supplies)	(a)	44,895	2,077,292
Bristol-Myers Squibb Co. (Pharmaceuticals)		66,690	4,798,346
Cardinal Health, Inc. (Health Care Providers & Svs.)		8,218	631,718
Catalent, Inc. (Pharmaceuticals)	(a)	5,640	253,856
Centene Corp. (Health Care Providers & Svs.)	(a)	17,755	1,456,088
Charles River Laboratories International, Inc. (Life Sciences Tools & Svs.)	(a)	1,599	348,422
Cigna Corp. (Health Care Providers & Svs.)		9,587	3,176,557
Cooper Cos., Inc. / The (Health Care Equip. & Supplies)		1,554	513,861
CVS Health Corp. (Health Care Providers & Svs.)		41,204	3,839,801
Danaher Corp. (Life Sciences Tools & Svs.)		20,546	5,453,319
DaVita, Inc. (Health Care Providers & Svs.)	(a)	1,718	128,283
DENTSPLY SIRONA, Inc. (Health Care Equip. & Supplies)		6,721	213,997
Dexcom, Inc. (Health Care Equip. & Supplies)	(a)	12,111	1,371,450
Edwards Lifesciences Corp. (Health Care Equip. & Supplies)	(a)	19,358	1,444,300
Elevance Health, Inc. (Health Care Providers & Svs.)		7,488	3,841,119
Eli Lilly & Co. (Pharmaceuticals)		24,732	9,047,955
Gilead Sciences, Inc. (Biotechnology)		39,331	3,376,566
HCA Healthcare, Inc. (Health Care Providers & Svs.)		6,648	1,595,254
Henry Schein, Inc. (Health Care Providers & Svs.)	(a)	4,274	341,364
Hologic, Inc. (Health Care Equip. & Supplies)	(a)	7,822	585,164
Humana, Inc. (Health Care Providers & Svs.)		3,970	2,033,394
IDEXX Laboratories, Inc. (Health Care Equip. & Supplies)	(a)	2,600	1,060,696
Illumina, Inc. (Life Sciences Tools & Svs.)	(a)	4,932	997,250
Incyte Corp. (Biotechnology)	(a)	5,819	467,382
Intuitive Surgical, Inc. (Health Care Equip. & Supplies)	(a)	11,080	2,940,078
IQVIA Holdings, Inc. (Life Sciences Tools & Svs.)	(a)	5,826	1,193,689
Johnson & Johnson (Pharmaceuticals)		81,991	14,483,710
Laboratory Corp. of America Holdings (Health Care Providers & Svs.)		2,777	653,928
McKesson Corp. (Health Care Providers & Svs.)		4,446	1,667,784
Medtronic PLC (Health Care Equip. & Supplies)		41,675	3,238,981
Merck & Co., Inc. (Pharmaceuticals)		79,508	8,821,413
Mettler-Toledo International, Inc. (Life Sciences Tools & Svs.)	(a)	699	1,010,370
Moderna, Inc. (Biotechnology)	(a)	10,361	1,861,043
Molina Healthcare, Inc. (Health Care Providers & Svs.)	(a)	1,831	604,633
Organon & Co. (Pharmaceuticals)		8,013	223,803
PerkinElmer, Inc. (Life Sciences Tools & Svs.)		3,957	554,851

Common Stocks (Continued)		Shares	Value

HEALTH CARE (continued)
Pfizer, Inc. (Pharmaceuticals)		176,035	$9,020,033
Quest Diagnostics, Inc. (Health Care Providers & Svs.)		3,569	558,334
Regeneron Pharmaceuticals, Inc. (Biotechnology)	(a)	3,358	2,422,763
ResMed, Inc. (Health Care Equip. & Supplies)		4,598	956,982
STERIS PLC (Health Care Equip. & Supplies)		3,131	578,264
Stryker Corp. (Health Care Equip. & Supplies)		10,558	2,581,325
Teleflex, Inc. (Health Care Equip. & Supplies)		1,474	367,955
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Svs.)		12,300	6,773,487
UnitedHealth Group, Inc. (Health Care Providers & Svs.)		29,301	15,534,804
Universal Health Services, Inc. Class B (Health Care Providers & Svs.)		2,016	284,034
Vertex Pharmaceuticals, Inc. (Biotechnology)	(a)	8,049	2,324,390
Viatris, Inc. (Pharmaceuticals)		38,173	424,865
Waters Corp. (Life Sciences Tools & Svs.)	(a)	1,863	638,227
West Pharmaceutical Services, Inc. (Life Sciences Tools & Svs.)		2,322	546,483
Zimmer Biomet Holdings, Inc. (Health Care Equip. & Supplies)		6,597	841,118
Zoetis, Inc. (Pharmaceuticals)		14,617	2,142,121

			159,403,461

INDUSTRIALS – 8.5%
3M Co. (Industrial Conglomerates)		17,336	2,078,933
A.O. Smith Corp. (Building Products)		3,971	227,300
Alaska Air Group, Inc. (Airlines)	(a)	3,955	169,828
Allegion PLC (Building Products)		2,769	291,465
American Airlines Group, Inc. (Airlines)	(a)	20,432	259,895
AMETEK, Inc. (Electrical Equip.)		7,205	1,006,683
Boeing Co. / The (Aerospace & Defense)	(a)	17,569	3,346,719
C.H. Robinson Worldwide, Inc. (Air Freight & Logistics)		3,690	337,856
Carrier Global Corp. (Building Products)		26,254	1,082,978
Caterpillar, Inc. (Machinery)		16,321	3,909,859
Cintas Corp. (Commercial Svs. & Supplies)		2,705	1,221,632
Copart, Inc. (Commercial Svs. & Supplies)	(a)	13,435	818,057
CoStar Group, Inc. (Professional Svs.)	(a)	12,752	985,475
CSX Corp. (Road & Rail)		65,935	2,042,666
Cummins, Inc. (Machinery)		4,429	1,073,102
Deere & Co. (Machinery)		8,613	3,692,910
Delta Air Lines, Inc. (Airlines)	(a)	20,077	659,730
Dover Corp. (Machinery)		4,401	595,939
Eaton Corp. PLC (Electrical Equip.)		12,474	1,957,794
Emerson Electric Co. (Electrical Equip.)		18,546	1,781,529
Equifax, Inc. (Professional Svs.)		3,844	747,120
Expeditors International of Washington, Inc. (Air Freight & Logistics)		4,989	518,457
Fastenal Co. (Trading Companies & Distributors)		17,939	848,874
FedEx Corp. (Air Freight & Logistics)		7,507	1,300,212
Fortive Corp. (Machinery)		11,102	713,304
Generac Holdings, Inc. (Electrical Equip.)	(a)	1,986	199,911
General Dynamics Corp. (Aerospace & Defense)		7,059	1,751,409
General Electric Co. (Industrial Conglomerates)		34,241	2,869,053
Honeywell International, Inc. (Industrial Conglomerates)		21,084	4,518,301
Howmet Aerospace, Inc. (Aerospace & Defense)		11,511	453,649
Huntington Ingalls Industries, Inc. (Aerospace & Defense)		1,261	290,887
IDEX Corp. (Machinery)		2,365	540,000
Illinois Tool Works, Inc. (Machinery)		8,766	1,931,150
Ingersoll Rand, Inc. (Machinery)		12,696	663,366
J.B. Hunt Transport Services, Inc. (Road & Rail)		2,591	451,767

47	(continued)

Ohio National Fund, Inc.	ON S&P 500® Index Portfolio (Continued)

Schedule of Investments	December 31, 2022

Common Stocks (Continued)		Shares	Value

INDUSTRIALS (continued)
Jacobs Solutions, Inc. (Professional Svs.)		3,999	$480,160
Johnson Controls International PLC (Building Products)		21,593	1,381,952
L3Harris Technologies, Inc. (Aerospace & Defense)		5,973	1,243,638
Leidos Holdings, Inc. (Professional Svs.)		4,307	453,053
Lockheed Martin Corp. (Aerospace & Defense)		7,315	3,558,674
Masco Corp. (Building Products)		7,071	330,004
Nordson Corp. (Machinery)		1,680	399,370
Norfolk Southern Corp. (Road & Rail)		7,261	1,789,256
Northrop Grumman Corp. (Aerospace & Defense)		4,533	2,473,250
Old Dominion Freight Line, Inc. (Road & Rail)		2,841	806,219
Otis Worldwide Corp. (Machinery)		13,061	1,022,807
PACCAR, Inc. (Machinery)		10,926	1,081,346
Parker-Hannifin Corp. (Machinery)		4,026	1,171,566
Pentair PLC (Machinery)		5,130	230,747
Quanta Services, Inc. (Construction & Engineering)		4,491	639,968
Raytheon Technologies Corp. (Aerospace & Defense)		46,127	4,655,137
Republic Services, Inc. (Commercial Svs. & Supplies)		6,452	832,243
Robert Half International, Inc. (Professional Svs.)		3,401	251,096
Rockwell Automation, Inc. (Electrical Equip.)		3,602	927,767
Rollins, Inc. (Commercial Svs. & Supplies)		7,313	267,217
Snap-on, Inc. (Machinery)		1,676	382,949
Southwest Airlines Co. (Airlines)	(a)	18,638	627,541
Stanley Black & Decker, Inc. (Machinery)		4,644	348,857
Textron, Inc. (Aerospace & Defense)		6,528	462,182
Trane Technologies PLC (Building Products)		7,226	1,214,618
TransDigm Group, Inc. (Aerospace & Defense)		1,619	1,019,403
Union Pacific Corp. (Road & Rail)		19,281	3,992,517
United Airlines Holdings, Inc. (Airlines)	(a)	10,305	388,499
United Parcel Service, Inc. Class B (Air Freight & Logistics)		22,899	3,980,762
United Rentals, Inc. (Trading Companies & Distributors)	(a)	2,167	770,195
Verisk Analytics, Inc. (Professional Svs.)		4,901	864,634
W.W. Grainger, Inc. (Trading Companies & Distributors)		1,413	785,981
Waste Management, Inc. (Commercial Svs. & Supplies)		11,712	1,837,379
Westinghouse Air Brake Technologies Corp. (Machinery)		5,701	569,017
Xylem, Inc. (Machinery)		5,652	624,942

			87,202,756

INFORMATION TECHNOLOGY – 25.3%
Accenture PLC Class A (IT Svs.)		19,757	5,271,958
Adobe, Inc. (Software)	(a)	14,580	4,906,607
Advanced Micro Devices, Inc. (Semiconductors & Equip.)	(a)	50,564	3,275,030
Akamai Technologies, Inc. (IT Svs.)	(a)	4,928	415,430
Amphenol Corp. Class A (Electronic Equip., Instr. & Comp.)		18,670	1,421,534
Analog Devices, Inc. (Semiconductors & Equip.)		16,128	2,645,476
ANSYS, Inc. (Software)	(a)	2,732	660,024
Apple, Inc. (Tech. Hardware, Storage & Periph.)		468,965	60,932,622
Applied Materials, Inc. (Semiconductors & Equip.)		26,977	2,627,020
Arista Networks, Inc. (Communications Equip.)	(a)	7,762	941,919
Autodesk, Inc. (Software)	(a)	6,780	1,266,979
Automatic Data Processing, Inc. (IT Svs.)		13,009	3,107,330
Broadcom, Inc. (Semiconductors & Equip.)		12,701	7,101,510
Broadridge Financial Solutions, Inc. (IT Svs.)		3,687	494,537
Cadence Design Systems, Inc. (Software)	(a)	8,603	1,381,986

Common Stocks (Continued)		Shares	Value

INFORMATION TECHNOLOGY (continued)
CDW Corp. (Electronic Equip., Instr. & Comp.)		4,249	$758,786
Ceridian HCM Holding, Inc. (Software)	(a)	4,815	308,882
Cisco Systems, Inc. (Communications Equip.)		128,773	6,134,746
Cognizant Technology Solutions Corp. Class A (IT Svs.)		16,091	920,244
Corning, Inc. (Electronic Equip., Instr. & Comp.)		23,904	763,494
DXC Technology Co. (IT Svs.)	(a)	7,204	190,906
Enphase Energy, Inc. (Semiconductors & Equip.)	(a)	4,263	1,129,525
EPAM Systems, Inc. (IT Svs.)	(a)	1,803	590,915
F5, Inc. (Communications Equip.)	(a)	1,876	269,225
Fidelity National Information Services, Inc. (IT Svs.)		18,608	1,262,553
First Solar, Inc. (Semiconductors & Equip.)	(a)	3,109	465,697
Fiserv, Inc. (IT Svs.)	(a)	19,913	2,012,607
FleetCor Technologies, Inc. (IT Svs.)	(a)	2,311	424,485
Fortinet, Inc. (Software)	(a)	20,335	994,178
Gartner, Inc. (IT Svs.)	(a)	2,484	834,972
Gen Digital, Inc. (Software)		18,175	389,490
Global Payments, Inc. (IT Svs.)		8,478	842,035
Hewlett Packard Enterprise Co. (Tech. Hardware, Storage & Periph.)		40,391	644,640
HP, Inc. (Tech. Hardware, Storage & Periph.)		27,755	745,777
Intel Corp. (Semiconductors & Equip.)		129,422	3,420,623
International Business Machines Corp. (IT Svs.)		28,353	3,994,654
Intuit, Inc. (Software)		8,840	3,440,705
Jack Henry & Associates, Inc. (IT Svs.)		2,293	402,559
Juniper Networks, Inc. (Communications Equip.)		10,173	325,129
Keysight Technologies, Inc. (Electronic Equip., Instr. & Comp.)	(a)	5,596	957,308
KLA Corp. (Semiconductors & Equip.)		4,443	1,675,144
Lam Research Corp. (Semiconductors & Equip.)		4,277	1,797,623
Mastercard, Inc. Class A (IT Svs.)		26,622	9,257,268
Microchip Technology, Inc. (Semiconductors & Equip.)		17,252	1,211,953
Micron Technology, Inc. (Semiconductors & Equip.)		34,093	1,703,968
Microsoft Corp. (Software)		233,783	56,065,839
Monolithic Power Systems, Inc. (Semiconductors & Equip.)		1,398	494,347
Motorola Solutions, Inc. (Communications Equip.)		5,243	1,351,174
NetApp, Inc. (Tech. Hardware, Storage & Periph.)		6,813	409,189
NVIDIA Corp. (Semiconductors & Equip.)		78,088	11,411,780
NXP Semiconductors N.V. (Semiconductors & Equip.)		8,125	1,283,994
ON Semiconductor Corp. (Semiconductors & Equip.)	(a)	13,594	847,858
Oracle Corp. (Software)		48,196	3,939,541
Paychex, Inc. (IT Svs.)		10,057	1,162,187
Paycom Software, Inc. (Software)	(a)	1,519	471,361
PayPal Holdings, Inc. (IT Svs.)	(a)	35,751	2,546,186
PTC, Inc. (Software)	(a)	3,329	399,613
Qorvo, Inc. (Semiconductors & Equip.)	(a)	3,189	289,051
QUALCOMM, Inc. (Semiconductors & Equip.)		35,155	3,864,941
Roper Technologies, Inc. (Software)		3,326	1,437,131
Salesforce, Inc. (Software)	(a)	31,361	4,158,155
Seagate Technology Holdings PLC (Tech. Hardware, Storage & Periph.)		6,044	317,975
ServiceNow, Inc. (Software)	(a)	6,335	2,459,690
Skyworks Solutions, Inc. (Semiconductors & Equip.)		5,056	460,753
SolarEdge Technologies, Inc. (Semiconductors & Equip.)	(a)	1,750	495,723
Synopsys, Inc. (Software)	(a)	4,796	1,531,315
TE Connectivity Ltd. (Electronic Equip., Instr. & Comp.)		9,957	1,143,064

48	(continued)

Ohio National Fund, Inc.	ON S&P 500® Index Portfolio (Continued)

Schedule of Investments	December 31, 2022

Common Stocks (Continued)		Shares	Value

INFORMATION TECHNOLOGY (continued)
Teledyne Technologies, Inc. (Electronic Equip., Instr. & Comp.)	(a)	1,470	$587,868
Teradyne, Inc. (Semiconductors & Equip.)		4,880	426,268
Texas Instruments, Inc. (Semiconductors & Equip.)		28,461	4,702,326
Trimble, Inc. (Electronic Equip., Instr. & Comp.)	(a)	7,707	389,666
Tyler Technologies, Inc. (Software)	(a)	1,308	421,712
VeriSign, Inc. (IT Svs.)	(a)	2,897	595,160
Visa, Inc. (IT Svs.)		51,276	10,653,102
Western Digital Corp. (Tech. Hardware, Storage & Periph.)	(a)	9,955	314,080
Zebra Technologies Corp. Class A (Electronic Equip., Instr. & Comp.)	(a)	1,610	412,820

			259,363,922

MATERIALS – 2.7%
Air Products and Chemicals, Inc. (Chemicals)		6,956	2,144,256
Albemarle Corp. (Chemicals)		3,677	797,394
Amcor PLC (Containers & Packaging)		46,641	555,494
Avery Dennison Corp. (Containers & Packaging)		2,532	458,292
Ball Corp. (Containers & Packaging)		9,852	503,831
Celanese Corp. (Chemicals)		3,128	319,807
CF Industries Holdings, Inc. (Chemicals)		6,146	523,639
Corteva, Inc. (Chemicals)		22,377	1,315,320
Dow, Inc. (Chemicals)		22,074	1,112,309
DuPont de Nemours, Inc. (Chemicals)		15,579	1,069,187
Eastman Chemical Co. (Chemicals)		3,738	304,423
Ecolab, Inc. (Chemicals)		7,778	1,132,166
FMC Corp. (Chemicals)		3,934	490,963
Freeport-McMoRan, Inc. (Metals & Mining)		44,820	1,703,160
International Flavors & Fragrances, Inc. (Chemicals)		8,009	839,664
International Paper Co. (Containers & Packaging)		11,126	385,293
Linde PLC (Chemicals)		15,505	5,057,421
LyondellBasell Industries N.V. Class A (Chemicals)		7,979	662,496
Martin Marietta Materials, Inc. (Construction Materials)		1,944	657,014
Mosaic Co. / The (Chemicals)		10,690	468,970
Newmont Corp. (Metals & Mining)		24,905	1,175,516
Nucor Corp. (Metals & Mining)		8,044	1,060,280
Packaging Corp. of America (Containers & Packaging)		2,913	372,602
PPG Industries, Inc. (Chemicals)		7,381	928,087
Sealed Air Corp. (Containers & Packaging)		4,493	224,111
Sherwin-Williams Co. / The (Chemicals)		7,396	1,755,293
Steel Dynamics, Inc. (Metals & Mining)		5,230	510,971
Vulcan Materials Co. (Construction Materials)		4,175	731,084
Westrock Co. (Containers & Packaging)		8,009	281,596

			27,540,639

REAL ESTATE – 2.7%
Alexandria Real Estate Equities, Inc. (Equity REIT)		4,680	681,736
American Tower Corp. (Equity REIT)		14,600	3,093,156
AvalonBay Communities, Inc. (Equity REIT)		4,396	710,042
Boston Properties, Inc. (Equity REIT)		4,482	302,894
Camden Property Trust (Equity REIT)		3,349	374,686
CBRE Group, Inc. Class A (Real Estate Mgmt. & Development)	(a)	9,903	762,135
Crown Castle, Inc. (Equity REIT)		13,579	1,841,855
Digital Realty Trust, Inc. (Equity REIT)		9,018	904,235
Equinix, Inc. (Equity REIT)		2,902	1,900,897
Equity Residential (Equity REIT)		10,662	629,058
Essex Property Trust, Inc. (Equity REIT)		2,029	429,986
Extra Space Storage, Inc. (Equity REIT)		4,205	618,892
Federal Realty Investment Trust (Equity REIT)		2,286	230,977

Common Stocks (Continued)		Shares	Value

REAL ESTATE (continued)
Healthpeak Properties, Inc. (Equity REIT)		16,794	$421,026
Host Hotels & Resorts, Inc. (Equity REIT)		22,493	361,013
Invitation Homes, Inc. (Equity REIT)		18,210	539,744
Iron Mountain, Inc. (Equity REIT)		9,073	452,289
Kimco Realty Corp. (Equity REIT)		19,360	410,045
Mid-America Apartment Communities, Inc. (Equity REIT)		3,619	568,147
Prologis, Inc. (Equity REIT)		28,948	3,263,308
Public Storage (Equity REIT)		4,957	1,388,902
Realty Income Corp. (Equity REIT)		19,665	1,247,351
Regency Centers Corp. (Equity REIT)		4,799	299,937
SBA Communications Corp. (Equity REIT)		3,384	948,569
Simon Property Group, Inc. (Equity REIT)		10,260	1,205,345
UDR, Inc. (Equity REIT)		9,604	371,963
Ventas, Inc. (Equity REIT)		12,530	564,476
VICI Properties, Inc. (Equity REIT)		30,229	979,420
Vornado Realty Trust (Equity REIT)		5,036	104,799
Welltower, Inc. (Equity REIT)		14,817	971,254
Weyerhaeuser Co. (Equity REIT)		23,121	716,751

			27,294,888

UTILITIES – 3.1%
AES Corp. / The (Ind. Power & Renewable Elec.)		20,934	602,062
Alliant Energy Corp. (Electric Utilities)		7,896	435,938
Ameren Corp. (Multi-Utilities)		8,118	721,852
American Electric Power Co., Inc. (Electric Utilities)		16,100	1,528,695
American Water Works Co., Inc. (Water Utilities)		5,716	871,233
Atmos Energy Corp. (Gas Utilities)		4,408	494,005
CenterPoint Energy, Inc. (Multi-Utilities)		19,727	591,613
CMS Energy Corp. (Multi-Utilities)		9,081	575,100
Consolidated Edison, Inc. (Multi-Utilities)		11,144	1,062,135
Constellation Energy Corp. (Electric Utilities)		10,259	884,428
Dominion Energy, Inc. (Multi-Utilities)		26,115	1,601,372
DTE Energy Co. (Multi-Utilities)		6,088	715,523
Duke Energy Corp. (Electric Utilities)		24,136	2,485,767
Edison International (Electric Utilities)		11,964	761,150
Entergy Corp. (Electric Utilities)		6,388	718,650
Evergy, Inc. (Electric Utilities)		7,229	454,921
Eversource Energy (Electric Utilities)		10,904	914,191
Exelon Corp. (Electric Utilities)		31,148	1,346,528
FirstEnergy Corp. (Electric Utilities)		17,047	714,951
NextEra Energy, Inc. (Electric Utilities)		62,315	5,209,534
NiSource, Inc. (Multi-Utilities)		12,747	349,523
NRG Energy, Inc. (Electric Utilities)		7,220	229,740
PG&E Corp. (Electric Utilities)	(a)	50,542	821,813
Pinnacle West Capital Corp. (Electric Utilities)		3,556	270,398
PPL Corp. (Electric Utilities)		23,108	675,216
Public Service Enterprise Group, Inc. (Multi-Utilities)		15,655	959,182
Sempra Energy (Multi-Utilities)		9,849	1,522,064
Southern Co. / The (Electric Utilities)		34,123	2,436,723
WEC Energy Group, Inc. (Multi-Utilities)		9,910	929,162
Xcel Energy, Inc. (Electric Utilities)		17,141	1,201,755

			32,085,224

Total Common Stocks (Cost $720,715,494)			$1,007,729,400

U.S. Treasury Obligations – 0.0%		Rate	Maturity	Face Amount	Value
U.S. Treasury Bill	(b)	0.000%	01/26/2023	$200,000	$199,504

Total U.S. Treasury Obligations (Cost $199,831)					$199,504

Total Investments – 98.5% (Cost $720,915,325)				(c)	$1,007,928,904
Other Assets in Excess of Liabilities – 1.5%				(b)	15,651,466

Net Assets – 100.0%					$1,023,580,370

49	(continued)

Ohio National Fund, Inc.	ON S&P 500® Index Portfolio (Continued)

Schedule of Investments	December 31, 2022

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.
(b)

Security is fully pledged, in addition to $459,675 of the Portfolio’s cash holdings, as collateral for the futures contracts outstanding at December 31, 2022. See also the following Schedule of Open Futures Contracts.

(c)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Schedule of Open Futures Contracts	December 31, 2022

Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
CME E-mini S&P 500 Index - Long	62	March 17, 2023	$12,478,328	$11,969,100	$(509,228)	$(27,013)

The accompanying notes are an integral part of these financial statements.

50

Ohio National Fund, Inc.	ON BlackRock Advantage Large Cap Value Portfolio (Unaudited)

Objective/Strategy

The ON BlackRock Advantage Large Cap Value Portfolio seeks growth of capital by investing under normal circumstances, at least 80% of its net assets in stocks of large capitalization companies with market capitalizations at the time of investment that are within the range of market capitalizations of the companies in the Russell 1000® Value Index for the previous twelve months.

Performance as of December 31, 2022

Average Annual returns
One year	-8.97%
Five years	5.25%
Ten years	8.81%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in the Portfolio’s shares is obtained either through an allocation to the Portfolio as an investment vehicle within variable life insurance policies or annuity contracts, or as an underlying investment by the ON Model Portfolios. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 0.73% per the Fund’s prospectus dated April 29, 2022. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2022 can be found in the Portfolio’s Financial Highlights.

Comments from Sub-Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the year ended December 31, 2022, the Portfolio returned -8.97% versus -7.54% for its benchmark, the Russell 1000® Value Index.

Q. Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A. Portfolio underperformance was primarily driven by weakness in the first quarter. Fundamental insights struggled in the first half of the year, driven by growth-related quality measures, with partial recovery in the second half of the year. Fundamental quality insights with a growth flavor, such as measures of company culture, founder involvement, and company benefits, were large detractors amid the market’s value style preference. Nontraditional measures, such as environment-related measures that evaluate green patents and emissions levels underperformed as energy related firms outperformed their lower emissions counterparts.

However, fundamental value insights were strong contributors amid the prevailing market style preference. Namely, insights evaluating company earnings yield, sales, and other financial statement metrics contributed. Defensive quality measures also performed well with measures relating to stability, balance sheet quality, and internal financing ability contributing against the broad market decline. (1)

Q. How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark?

A. Security selection was the main driver of underperformance, although sector allocation decisions also had a modest positive relative contribution. The largest drivers of underperformance were selections within Consumer Staples and Health Care. This detraction was somewhat offset by selection within Energy and an underweight to the underperforming Communication Services sector. (1)

Q. Which securities contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. From a security standpoint, the Portfolio’s overweight position in EOG Resources, Inc., a Texas-based Energy company, was a top contributor to relative performance, as the company benefitted from the broader Energy rally and the runup in commodities prices. An underweight to The Walt Disney Co. also contributed, as disappointing results for the company’s streaming service throughout the year weighed on the stock price.

In contrast, an overweight to water purification company Ecolab, Inc. was a key detractor from relative performance, as the stock struggled against supply chain challenges, as well as rising input costs. Further hindering results was an underweight stance in ConocoPhillips, as the stock benefited from the runup in commodities prices across the Energy sector. (1)

Q. How did the Portfolio’s use of derivative instruments and initial public offerings (IPOs), if any, impact performance?

A. Pursuant to the Portfolio’s investment strategy, futures contracts were used to prevent a cash drag on performance. Futures contracts, in aggregate, detracted 23 basis points from the Portfolio’s absolute return for the year. The Portfolio also participated in two IPOs, which detracted 3 basis points from absolute return, in aggregate, led by a 3 basis point detraction from Bausch + Lomb Corp. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2022.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected and historical growth rates.

Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

51	(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage Large Cap Value Portfolio (Unaudited) (Continued)

Portfolio Composition as of December 31, 2022 (1)

% of Net Assets
Common Stocks (4)	99.1
Other Net Assets	0.9

100.0

Top 10 Portfolio Holdings as of December 31, 2022 (1) (2) (3)

		% of Net Assets
1.	Berkshire Hathaway, Inc. Class B	2.6
2.	Exxon Mobil Corp.	2.5
3.	Chevron Corp.	2.4
4.	Johnson & Johnson	2.2
5.	American Express Co.	1.6
6.	Cigna Corp.	1.5
7.	Pfizer, Inc.	1.5
8.	Procter & Gamble Co. / The	1.5
9.	Bank of America Corp.	1.4
10.	MetLife, Inc.	1.4

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

(4)	Sectors (Common Stocks):

% of Net Assets
Financials	18.9
Health Care	18.2
Industrials	11.1
Energy	8.9
Information Technology	8.7
Consumer Staples	8.2
Communication Services	6.5
Real Estate	5.0
Utilities	4.9
Consumer Discretionary	4.9
Materials	3.8

99.1

52

Ohio National Fund, Inc.	ON BlackRock Advantage Large Cap Value Portfolio

Schedule of Investments	December 31, 2022

Common Stocks – 99.1%		Shares	Value

COMMUNICATION SERVICES – 6.5%
Alphabet, Inc. Class A (Interactive Media & Svs.)	(a)	11,275	$994,793
Alphabet, Inc. Class C (Interactive Media & Svs.)	(a)	7,769	689,343
AT&T, Inc. (Diversified Telecom. Svs.)		71,721	1,320,384
Comcast Corp. Class A (Media)		73,972	2,586,801
Fox Corp. Class A (Media)		69,518	2,111,262
Fox Corp. Class B (Media)		1,530	43,528
Liberty Global PLC Class A (Diversified Telecom. Svs.)	(a)	15,105	285,938
Meta Platforms, Inc. Class A (Interactive Media & Svs.)	(a)	19,809	2,383,815
Snap, Inc. Class A (Interactive Media & Svs.)	(a)	25,365	227,017
United States Cellular Corp. (Wireless Telecom. Svs.)	(a)	16,141	336,540
Verizon Communications, Inc. (Diversified Telecom. Svs.)		37,835	1,490,699
Walt Disney Co. / The (Entertainment)	(a)	5,665	492,175
Warner Bros Discovery, Inc. (Entertainment)	(a)	6,560	62,189

			13,024,484

CONSUMER DISCRETIONARY – 4.9%
AutoNation, Inc. (Specialty Retail)	(a)	5,732	615,044
Best Buy Co., Inc. (Specialty Retail)		2,684	215,284
Domino’s Pizza, Inc. (Hotels, Restaurants & Leisure)		1,080	374,112
eBay, Inc. (Internet & Direct Marketing Retail)		17,043	706,773
General Motors Co. (Automobiles)		22,435	754,713
Home Depot, Inc. / The (Specialty Retail)		5,082	1,605,201
Lear Corp. (Auto Components)		3,766	467,059
Lennar Corp. Class A (Household Durables)		8,503	769,521
Lowe’s Cos., Inc. (Specialty Retail)		3,681	733,402
Lululemon Athletica, Inc. (Textiles, Apparel & Luxury Goods)	(a)	1,833	587,257
McDonald’s Corp. (Hotels, Restaurants & Leisure)		2,310	608,754
Target Corp. (Multiline Retail)		4,592	684,392
Travel + Leisure Co. (Hotels, Restaurants & Leisure)		26,260	955,864
Under Armour, Inc. Class C (Textiles, Apparel & Luxury Goods)	(a)	2,205	19,669
Whirlpool Corp. (Household Durables)		4,307	609,268

			9,706,313

CONSUMER STAPLES – 8.2%
Altria Group, Inc. (Tobacco)		13,510	617,542
Archer-Daniels-Midland Co. (Food Products)		2,086	193,685
Brown-Forman Corp. Class B (Beverages)		17,360	1,140,205
Bunge Ltd. (Food Products)		5,313	530,078
Colgate-Palmolive Co. (Household Products)		22,520	1,774,351
Hershey Co. / The (Food Products)		4,463	1,033,497
Kroger Co. / The (Food & Staples Retailing)		21,479	957,534
Mondelez International, Inc. Class A (Food Products)		23,331	1,555,011
PepsiCo, Inc. (Beverages)		14,655	2,647,572
Procter & Gamble Co. / The (Household Products)		19,767	2,995,887
Tyson Foods, Inc. Class A (Food Products)		25,164	1,566,459
Walmart, Inc. (Food & Staples Retailing)		9,442	1,338,781

			16,350,602

ENERGY – 8.9%
Chevron Corp. (Oil, Gas & Consumable Fuels)		26,570	4,769,049
EOG Resources, Inc. (Oil, Gas & Consumable Fuels)		10,326	1,337,424
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)		45,735	5,044,571
Halliburton Co. (Energy Equip. & Svs.)		20,852	820,526
Marathon Oil Corp. (Oil, Gas & Consumable Fuels)		49,334	1,335,471

Common Stocks (Continued)		Shares	Value

ENERGY (continued)
Marathon Petroleum Corp. (Oil, Gas & Consumable Fuels)		13,711	$1,595,823
Phillips 66 (Oil, Gas & Consumable Fuels)		6,376	663,614
Schlumberger Ltd. / N.V. (Energy Equip. & Svs.)		20,927	1,118,758
Valero Energy Corp. (Oil, Gas & Consumable Fuels)		4,297	545,118
Williams Cos., Inc. / The (Oil, Gas & Consumable Fuels)		13,366	439,741

			17,670,095

FINANCIALS – 18.9%
Allstate Corp. / The (Insurance)		6,027	817,261
Ally Financial, Inc. (Consumer Finance)		21,722	531,103
American Express Co. (Consumer Finance)		20,907	3,089,009
Bank of America Corp. (Banks)		81,719	2,706,533
Bank of New York Mellon Corp. / The (Capital Markets)		29,089	1,324,131
Berkshire Hathaway, Inc. Class B (Diversified Financial Svs.)	(a)	16,690	5,155,540
Capital One Financial Corp. (Consumer Finance)		18,076	1,680,345
Carlyle Group, Inc. / The (Capital Markets)		11,095	331,075
CBOE Global Markets, Inc. (Capital Markets)		2,694	338,016
Citigroup, Inc. (Banks)		40,302	1,822,859
CME Group, Inc. (Capital Markets)		6,790	1,141,806
Discover Financial Services (Consumer Finance)		1,236	120,918
Huntington Bancshares, Inc. (Banks)		46,860	660,726
Intercontinental Exchange, Inc. (Capital Markets)		7,975	818,155
JPMorgan Chase & Co. (Banks)		16,200	2,172,420
Marsh & McLennan Cos., Inc. (Insurance)		10,999	1,820,114
MetLife, Inc. (Insurance)		37,291	2,698,750
Pinnacle Financial Partners, Inc. (Banks)		8,464	621,258
PNC Financial Services Group, Inc. / The (Banks)		2,490	393,271
Regions Financial Corp. (Banks)		61,417	1,324,151
Synchrony Financial (Consumer Finance)		7,988	262,486
Travelers Cos., Inc. / The (Insurance)		12,932	2,424,621
Truist Financial Corp. (Banks)		15,312	658,875
U.S. Bancorp (Banks)		19,597	854,625
Voya Financial, Inc. (Diversified Financial Svs.)		33,531	2,061,821
Wells Fargo & Co. (Banks)		42,285	1,745,948

			37,575,817

HEALTH CARE – 18.2%
Abbott Laboratories (Health Care Equip. & Supplies)		8,679	952,867
Agilent Technologies, Inc. (Life Sciences Tools & Svs.)		11,937	1,786,372
AmerisourceBergen Corp. (Health Care Providers & Svs.)		5,470	906,434
Amgen, Inc. (Biotechnology)		3,468	910,836
Becton Dickinson and Co. (Health Care Equip. & Supplies)		7,852	1,996,764
Biogen, Inc. (Biotechnology)	(a)	2,536	702,269
Boston Scientific Corp. (Health Care Equip. & Supplies)	(a)	39,196	1,813,599
Bristol-Myers Squibb Co. (Pharmaceuticals)		16,138	1,161,129
Cigna Corp. (Health Care Providers & Svs.)		9,268	3,070,859
CVS Health Corp. (Health Care Providers & Svs.)		20,486	1,909,090
Danaher Corp. (Life Sciences Tools & Svs.)		9,286	2,464,690
Elevance Health, Inc. (Health Care Providers & Svs.)		3,575	1,833,868
Eli Lilly & Co. (Pharmaceuticals)		1,252	458,032
Exact Sciences Corp. (Biotechnology)	(a)	5,653	279,880
Gilead Sciences, Inc. (Biotechnology)		7,745	664,908
IDEXX Laboratories, Inc. (Health Care Equip. & Supplies)	(a)	1,196	487,920

53	(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage Large Cap Value Portfolio (Continued)

Schedule of Investments	December 31, 2022

Common Stocks (Continued)		Shares	Value

HEALTH CARE (continued)
Johnson & Johnson (Pharmaceuticals)		24,883	$4,395,582
Medtronic PLC (Health Care Equip. & Supplies)		19,756	1,535,436
Merck & Co., Inc. (Pharmaceuticals)		10,945	1,214,348
Perrigo Co. PLC (Pharmaceuticals)		14,628	498,669
Pfizer, Inc. (Pharmaceuticals)		59,722	3,060,155
Syneos Health, Inc. (Life Sciences Tools & Svs.)	(a)	13,056	478,894
Teladoc Health, Inc. (Health Care Technology)	(a)	23,626	558,755
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Svs.)		4,870	2,681,860
Veeva Systems, Inc. Class A (Health Care Technology)	(a)	1,739	280,640

			36,103,856

INDUSTRIALS – 11.1%
AECOM (Construction & Engineering)		4,809	408,428
AMETEK, Inc. (Electrical Equip.)		3,267	456,465
CSX Corp. (Road & Rail)		2,790	86,434
Curtiss-Wright Corp. (Aerospace & Defense)		8,007	1,337,089
Deere & Co. (Machinery)		3,269	1,401,616
Eaton Corp. PLC (Electrical Equip.)		13,970	2,192,592
General Dynamics Corp. (Aerospace & Defense)		9,956	2,470,183
HEICO Corp. (Aerospace & Defense)		5,417	832,268
Honeywell International, Inc. (Industrial Conglomerates)		4,850	1,039,355
Illinois Tool Works, Inc. (Machinery)		6,663	1,467,859
JetBlue Airways Corp. (Airlines)	(a)	1,558	10,096
KBR, Inc. (Professional Svs.)		5,432	286,810
Lockheed Martin Corp. (Aerospace & Defense)		2,834	1,378,713
Masterbrand, Inc. (Building Products)	(a)	6,159	46,500
Northrop Grumman Corp. (Aerospace & Defense)		1,258	686,377
Owens Corning (Building Products)		6,810	580,893
PACCAR, Inc. (Machinery)		15,211	1,505,433
Ryder System, Inc. (Road & Rail)		3,002	250,877
Schneider National, Inc. Class B (Road & Rail)		14,258	333,637
SiteOne Landscape Supply, Inc. (Trading Companies & Distributors)	(a)	5,110	599,505
Snap-on, Inc. (Machinery)		5,365	1,225,849
Stanley Black & Decker, Inc. (Machinery)		3,864	290,264
Tetra Tech, Inc. (Commercial Svs. & Supplies) .		363	52,704
Timken Co. / The (Machinery)		15,783	1,115,385
Uber Technologies, Inc. (Road & Rail)	(a)	10,647	263,300
W.W. Grainger, Inc. (Trading Companies & Distributors)		906	503,963
Xylem, Inc. (Machinery)		11,320	1,251,652

			22,074,247

INFORMATION TECHNOLOGY – 8.7%
Adobe, Inc. (Software)	(a)	1,564	526,333
Analog Devices, Inc. (Semiconductors & Equip.)		15,721	2,578,716
Automatic Data Processing, Inc. (IT Svs.)		3,197	763,636
Cognizant Technology Solutions Corp. Class A (IT Svs.)		15,494	886,102
Dell Technologies, Inc. Class C (Tech. Hardware, Storage & Periph.)		11,216	451,108
Fidelity National Information Services, Inc. (IT Svs.)		7,485	507,857

Common Stocks (Continued)		Shares	Value

INFORMATION TECHNOLOGY (continued)
Flex Ltd. (Electronic Equip., Instr. & Comp.)	(a)	52,592	$1,128,624
Hewlett Packard Enterprise Co. (Tech. Hardware, Storage & Periph.)		77,167	1,231,585
Intel Corp. (Semiconductors & Equip.)		66,531	1,758,414
Juniper Networks, Inc. (Communications Equip.)		37,606	1,201,888
Lam Research Corp. (Semiconductors & Equip.)		791	332,457
Microsoft Corp. (Software)		4,265	1,022,832
PayPal Holdings, Inc. (IT Svs.)	(a)	17,091	1,217,221
Salesforce, Inc. (Software)	(a)	12,036	1,595,853
ServiceNow, Inc. (Software)	(a)	1,598	620,456
Silicon Laboratories, Inc. (Semiconductors & Equip.)	(a)	6,220	843,867
TE Connectivity Ltd. (Electronic Equip., Instr. & Comp.)		780	89,544
Workday, Inc. Class A (Software)	(a)	3,793	634,683

			17,391,176

MATERIALS – 3.8%
Corteva, Inc. (Chemicals)		18,359	1,079,142
Ecolab, Inc. (Chemicals)		11,759	1,711,640
FMC Corp. (Chemicals)		10,353	1,292,054
Linde PLC (Chemicals)		5,628	1,835,741
Newmont Corp. (Metals & Mining)		14,659	691,905
Reliance Steel & Aluminum Co. (Metals & Mining)		1,584	320,665
Steel Dynamics, Inc. (Metals & Mining)		6,583	643,159

			7,574,306

REAL ESTATE – 5.0%
Brixmor Property Group, Inc. (Equity REIT)		4,630	104,962
Crown Castle, Inc. (Equity REIT)		2,247	304,783
Equity LifeStyle Properties, Inc. (Equity REIT)		8,880	573,648
Equity Residential (Equity REIT)		36,922	2,178,398
Essex Property Trust, Inc. (Equity REIT)		8,406	1,781,400
Mid-America Apartment Communities, Inc. (Equity REIT)		3,378	530,312
Prologis, Inc. (Equity REIT)		18,753	2,114,026
Simon Property Group, Inc. (Equity REIT)		19,801	2,326,221

			9,913,750

UTILITIES – 4.9%
Black Hills Corp. (Multi-Utilities)		4,632	325,815
CMS Energy Corp. (Multi-Utilities)		34,526	2,186,532
DTE Energy Co. (Multi-Utilities)		21,297	2,503,036
Edison International (Electric Utilities)		7,074	450,048
Entergy Corp. (Electric Utilities)		6,586	740,925
Evergy, Inc. (Electric Utilities)		17,358	1,092,339
NextEra Energy, Inc. (Electric Utilities)		11,064	924,950
NRG Energy, Inc. (Electric Utilities)		15,074	479,655
Vistra Corp. (Ind. Power & Renewable Elec.)		16,687	387,138
Xcel Energy, Inc. (Electric Utilities)		9,947	697,384

			9,787,822

Total Common Stocks (Cost $204,451,155)			$197,172,468

Total Investments – 99.1% (Cost $204,451,155)	(b)		$197,172,468
Other Assets in Excess of Liabilities – 0.9%	(c)		1,768,881

Net Assets – 100.0%			$198,941,349

Percentages are stated as a percent of net assets.

54	(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage Large Cap Value Portfolio (Continued)

Schedule of Investments	December 31, 2022

Footnotes:

(a)	Non-income producing security.
(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.
(c)	Includes $163,240 of cash pledged as collateral for the futures contracts outstanding at December 31, 2022. See also the following Schedule of Open Futures Contracts.

The accompanying notes are an integral part of these financial statements.

Schedule of Open Futures Contracts	December 31, 2022

Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
CME E-mini S&P 500 Index - Long	14	March 17, 2023	$2,797,564	$2,702,700	$(94,864)	$(7,525)

The accompanying notes are an integral part of these financial statements.

55

Ohio National Fund, Inc.	ON Federated High Income Bond Portfolio (Unaudited)

Objective/Strategy

The ON Federated High Income Bond Portfolio seeks high current income by investing, under normal circumstances, at least 80% of its net assets in lower rated corporate debt obligations commonly referred to as “junk bonds”. The Portfolio’s investments are generally rated BB or lower by Standard & Poor’s or Fitch, or Ba or lower by Moody’s.

Performance as of December 31, 2022

Average Annual returns
One year	-11.43%
Five years	1.96%
Ten years	3.70%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in the Portfolio’s shares is obtained either through an allocation to the Portfolio as an investment vehicle within variable life insurance policies or annuity contracts, or as an underlying investment by the ON Model Portfolios. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 0.82% per the Fund’s prospectus dated April 29, 2022. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2022 can be found in the Portfolio’s Financial Highlights.

Comments from Sub-Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the year ended December 31, 2022, the Portfolio returned -11.43% versus -11.21% for its benchmark, the ICE BofA U.S. High Yield Constrained Index.

Q. Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A. During the year, the 10-year U.S. Treasury started at 1.5%, peaked at 4.24% in October, and finished at 3.9%. Default rates and credit spreads for high yield securities climbed modestly higher. The overall impact of these factors can be illustrated by the change in credit spreads between the Credit Suisse High Yield Bond Index and U.S. Treasury securities with similar maturities which began the year at 355 basis points (“bps”), peaked in early July at 606 bps, and declined to end the year at 499 bps. The Portfolio began the year with a duration shorter than the benchmark. Given the substantial increase in the general interest rate level during the year, as well as the increase in credit spreads, the Portfolio’s shorter duration had a positive impact on relative performance particularly early in the year. (1)

Q. How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark?

A. The Portfolio benefitted from its underweight to the poor performing retail sector, as well as security selection in the retail sector. The Portfolio also benefitted from both its overweight to the insurance sector and security selection in the sector. In addition, the Portfolio benefitted from its underweight to the poor performing telecommunications sector. Given the negative market returns for the year, the Portfolio also benefitted from its cash holdings throughout the year.

Detracting from relative performance was both the Portfolio’s overweight to, and selection within, the poor performing healthcare sector, driven mostly by selection within the pharmaceuticals subsector. The overweight to the poor performing media sector was also a detractor from performance. Security selection in the technology and electronics sector also detracted. (1)

Q. Which securities contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. Contributors: Hub International Ltd. 7.000% due 05/01/2026 (“Hub International”): Hub International, a top five insurance broker with a large footprint in both the U.S. and Canada, continues to report strong, consistent earnings. USI, Inc. 6.875% due 05/01/2025 (“USI”): USI is a leading insurance broker in the U.S. focused on the middle market and continues to report strong, consistent earnings. Clarios Global LP / Clarios U.S. Finance Co. 8.500% due 05/15/2027 (“Clarios Global”): Clarios Global is a manufacturer of advanced, low-voltage batteries for vehicles and industrial products. The company has been very good about managing its balance sheet, using free cash flow to repay debt.

Detractors: Polar U.S. Borrower LLC / Schenectady International Group, Inc. 6.750% notes due 5/15/2026 (“Polar”): Polar is a global provider of performance additive, intermediates and active pharmaceutical ingredients used in the production of plastics, fuels, and lubricants, among other items. The company experienced weaker earnings in 2022 due to exposure to a weaker European market, as well as higher input costs due to inflation. The company has also been investing in capital expenditures in 2022, which has led to lower free cash flow. Audacy Capital 6.5% notes due 5/1/2027 and Audacy Capital Corp. 6.750% notes due 3/31/2029: Audacy is a U.S. radio company which reported weaker than expected earnings. Weaker earnings were accompanied by concerns around advertising revenue in a slowing economic environment. The company is taking steps to improve its cost structure and balance sheet. Given the weaker earnings and concerns around the outlook, the Portfolio reduced exposure to Audacy credit risk by exiting the Audacy Capital 6.5% notes due 5/1/2027. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2022.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The ICE BofA U.S. High Yield Constrained Index tracks the performance of below investment grade, but not in default, U.S. dollar denominated corporate bonds publicly issued in the U.S. domestic market, and includes issues with a credit rating of BBB or below, as rated by Moody’s and S&P.

Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

56	(continued)

Ohio National Fund, Inc.	ON Federated High Income Bond Portfolio (Unaudited) (Continued)

Portfolio Composition as of December 31, 2022 (1)

% of Net Assets
Corporate Bonds (4)	96.8
Common Stocks (4)	0.1
Rights (4)	0.0
Other Net Assets	3.1

100.0

Top 10 Portfolio Holdings as of December 31, 2022 (1) (2) (3)

		% of Net Assets
1.	HUB International Ltd. 7.000%, 05/01/2026	1.5
2.	CCO Holdings LLC / CCO Holdings Capital Corp. 4.750%, 03/01/2030	1.2
3.	1011778 B.C. ULC / New Red Finance, Inc. 4.000%, 10/15/2030	1.2
4.	Clarios Global LP / Clarios U.S. Finance Co. 8.500%, 05/15/2027	1.0
5.	BroadStreet Partners, Inc. 5.875%, 04/15/2029	0.9
6.	Allied Universal Holdco LLC / Allied Universal Finance Corp. 9.750%, 07/15/2027	0.9
7.	Clydesdale Acquisition Holdings, Inc. 8.750%, 04/15/2030	0.9
8.	Garda World Security Corp. 9.500%, 11/01/2027	0.9
9.	Standard Industries, Inc. 5.000%, 02/15/2027	0.8
10.	NFP Corp. 6.875%, 08/15/2028	0.8

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Common Stocks, Corporate Bonds, Rights):

% of Net Assets
Communication Services	17.4
Energy	14.1
Consumer Discretionary	12.0
Financials	11.2
Industrials	10.6
Materials	10.3
Health Care	8.0
Information Technology	6.7
Utilities	3.2
Consumer Staples	2.9
Real Estate	0.5

96.9

57

Ohio National Fund, Inc.	ON Federated High Income Bond Portfolio

Schedule of Investments	December 31, 2022

Corporate Bonds – 96.8%		Rate	Maturity	Face Amount	Value

COMMUNICATION SERVICES – 17.4%
Audacy Capital Corp. (Media)	(a)	6.750%	03/31/2029	$350,000	$60,623
Cars.com, Inc. (Interactive Media & Svs.)	(a)	6.375%	11/01/2028	375,000	332,945
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)	(a)	5.125%	05/01/2027	200,000	186,414
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)	(a)	5.000%	02/01/2028	650,000	590,193
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)	(a)	5.375%	06/01/2029	125,000	113,034
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)	(a)	4.750%	03/01/2030	1,725,000	1,487,666
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)	(a)	4.500%	08/15/2030	250,000	206,539
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)	(a)	4.250%	01/15/2034	100,000	73,804
CMG Media Corp. (Media)	(a)	8.875%	12/15/2027	950,000	715,065
CSC Holdings LLC (Media)		5.250%	06/01/2024	375,000	349,131
CSC Holdings LLC (Media)	(a)	5.500%	04/15/2027	900,000	754,989
CSC Holdings LLC (Media)	(a)	7.500%	04/01/2028	200,000	136,000
CSC Holdings LLC (Media)	(a)	4.125%	12/01/2030	200,000	141,166
CSC Holdings LLC (Media)	(a)	4.625%	12/01/2030	675,000	373,028
CSC Holdings LLC (Media)	(a)	3.375%	02/15/2031	200,000	130,427
CSC Holdings LLC (Media)	(a)	4.500%	11/15/2031	150,000	104,072
Cumulus Media New Holdings, Inc. (Media)	(a)	6.750%	07/01/2026	356,000	299,040
Directv Financing LLC / Directv Financing Co-Obligor, Inc. (Media)	(a)	5.875%	08/15/2027	400,000	357,864
DISH DBS Corp. (Media)	(a)	5.250%	12/01/2026	450,000	379,051
DISH DBS Corp. (Media)		7.375%	07/01/2028	100,000	70,750
DISH DBS Corp. (Media)		5.125%	06/01/2029	600,000	387,066
DISH Network Corp. (Media)	(a)	11.750%	11/15/2027	125,000	128,737
Entegris Escrow Corp. (Media)	(a)	5.950%	06/15/2030	225,000	207,495
Gray Escrow II, Inc. (Media)	(a)	5.375%	11/15/2031	175,000	126,114
Gray Television, Inc. (Media)	(a)	5.875%	07/15/2026	750,000	668,190
Gray Television, Inc. (Media)	(a)	4.750%	10/15/2030	75,000	54,252
iHeartCommunications, Inc. (Media)		6.375%	05/01/2026	41,769	38,427
iHeartCommunications, Inc. (Media)		8.375%	05/01/2027	1,000,707	851,029
iHeartCommunications, Inc. (Media)	(a)	5.250%	08/15/2027	250,000	211,771
iHeartCommunications, Inc. (Media)	(a)	4.750%	01/15/2028	100,000	81,434
Lamar Media Corp. (Media)		4.875%	01/15/2029	150,000	137,727
Lamar Media Corp. (Media)		3.625%	01/15/2031	100,000	82,673
Match Group Holdings II LLC (Interactive Media & Svs.)	(a)	5.000%	12/15/2027	200,000	184,000
Match Group Holdings II LLC (Interactive Media & Svs.)	(a)	4.625%	06/01/2028	75,000	66,860
Match Group Holdings II LLC (Interactive Media & Svs.)	(a)	4.125%	08/01/2030	350,000	285,729
Match Group Holdings II LLC (Interactive Media & Svs.)	(a)	3.625%	10/01/2031	150,000	115,030
Midas OpCo Holdings LLC (Media)	(a)	5.625%	08/15/2029	1,000,000	824,580
Millennium Escrow Corp. (Interactive Media & Svs.)	(a)	6.625%	08/01/2026	175,000	112,009
News Corp. (Media)	(a)	5.125%	02/15/2032	75,000	68,250
Nexstar Media, Inc. (Media)	(a)	5.625%	07/15/2027	300,000	275,207
Nexstar Media, Inc. (Media)	(a)	4.750%	11/01/2028	750,000	648,750
Outfront Media Capital LLC / Outfront Media Capital Corp. (Media)	(a)	5.000%	08/15/2027	50,000	45,012
Outfront Media Capital LLC / Outfront Media Capital Corp. (Media)	(a)	4.250%	01/15/2029	100,000	82,973
Outfront Media Capital LLC / Outfront Media Capital Corp. (Media)	(a)	4.625%	03/15/2030	225,000	186,148
Rackspace Technology Global, Inc. (Interactive Media & Svs.)	(a)	3.500%	02/15/2028	350,000	203,392
Rackspace Technology Global, Inc. (Interactive Media & Svs.)	(a)	5.375%	12/01/2028	375,000	163,448
ROBLOX Corp. (Entertainment)	(a)	3.875%	05/01/2030	275,000	216,755
Scripps Escrow II, Inc. (Media)	(a)	3.875%	01/15/2029	100,000	80,250
Scripps Escrow II, Inc. (Media)	(a)	5.375%	01/15/2031	225,000	180,340
Scripps Escrow, Inc. (Media)	(a)	5.875%	07/15/2027	350,000	312,375
Sinclair Television Group, Inc. (Media)	(a)	5.125%	02/15/2027	125,000	101,952
Sinclair Television Group, Inc. (Media)	(a)	5.500%	03/01/2030	525,000	367,096
Sirius XM Radio, Inc. (Media)	(a)	3.125%	09/01/2026	225,000	199,786
Sirius XM Radio, Inc. (Media)	(a)	5.000%	08/01/2027	75,000	69,327
Sirius XM Radio, Inc. (Media)	(a)	4.000%	07/15/2028	175,000	152,302
Sirius XM Radio, Inc. (Media)	(a)	4.125%	07/01/2030	475,000	391,975
Sirius XM Radio, Inc. (Media)	(a)	3.875%	09/01/2031	550,000	429,093
Sprint LLC (Wireless Telecom. Svs.)		7.625%	02/15/2025	300,000	309,700
TEGNA, Inc. (Media)		5.000%	09/15/2029	750,000	711,600
Telenet Finance Luxembourg Notes SARL (Media)	(a)	5.500%	03/01/2028	800,000	720,000
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		3.375%	04/15/2029	450,000	396,346
Univision Communications, Inc. (Media)	(a)	4.500%	05/01/2029	275,000	229,971
Univision Communications, Inc. (Media)	(a)	7.375%	06/30/2030	150,000	143,355
UPC Broadband Finco B.V. (Media)	(a)	4.875%	07/15/2031	900,000	748,615
Urban One, Inc. (Media)	(a)	7.375%	02/01/2028	400,000	338,124
Virgin Media Finance PLC (Media)	(a)	5.000%	07/15/2030	200,000	160,412
Virgin Media Secured Finance PLC (Media)	(a)	4.500%	08/15/2030	200,000	167,085
Virgin Media Vendor Financing Notes IV DAC (Media)	(a)	5.000%	07/15/2028	575,000	502,612
Vmed O2 U.K. Financing I PLC (Wireless Telecom. Svs.)	(a)	4.250%	01/31/2031	200,000	161,903
Vmed O2 U.K. Financing I PLC (Wireless Telecom. Svs.)	(a)	4.750%	07/15/2031	400,000	324,940

58	(continued)

Ohio National Fund, Inc.	ON Federated High Income Bond Portfolio (Continued)

Schedule of Investments	December 31, 2022

Corporate Bonds – 96.8%		Rate	Maturity	Face Amount	Value

COMMUNICATION SERVICES (continued)
VZ Secured Financing B.V. (Media)	(a)	5.000%	01/15/2032	$550,000	$446,942
WMG Acquisition Corp. (Entertainment)	(a)	3.750%	12/01/2029	125,000	107,500
WMG Acquisition Corp. (Entertainment)	(a)	3.875%	07/15/2030	75,000	64,601
Ziggo Bond Co. B.V. (Diversified Telecom. Svs.)	(a)	6.000%	01/15/2027	425,000	395,428

					21,528,489

CONSUMER DISCRETIONARY – 12.0%
1011778 B.C. ULC / New Red Finance, Inc. (Hotels, Restaurants & Leisure)	(a)	4.000%	10/15/2030	1,800,000	1,457,658
Academy Ltd. (Specialty Retail)	(a)	6.000%	11/15/2027	300,000	287,211
Adient Global Holdings Ltd. (Auto Components)	(a)	4.875%	08/15/2026	300,000	279,294
Affinity Gaming (Hotels, Restaurants & Leisure)	(a)	6.875%	12/15/2027	400,000	339,136
Aramark Services, Inc. (Hotels, Restaurants & Leisure)	(a)	6.375%	05/01/2025	425,000	419,777
Aramark Services, Inc. (Hotels, Restaurants & Leisure)	(a)	5.000%	02/01/2028	100,000	93,294
Asbury Automotive Group, Inc. (Specialty Retail)	(a)	4.625%	11/15/2029	300,000	252,792
Asbury Automotive Group, Inc. (Specialty Retail)	(a)	5.000%	02/15/2032	200,000	164,540
Boyd Gaming Corp. (Hotels, Restaurants & Leisure)		4.750%	12/01/2027	275,000	256,129
Boyd Gaming Corp. (Hotels, Restaurants & Leisure)	(a)	4.750%	06/15/2031	200,000	174,000
Caesars Entertainment, Inc. (Hotels, Restaurants & Leisure)	(a)	6.250%	07/01/2025	325,000	315,795
Caesars Entertainment, Inc. (Hotels, Restaurants & Leisure)	(a)	8.125%	07/01/2027	450,000	442,147
Caesars Entertainment, Inc. (Hotels, Restaurants & Leisure)	(a)	4.625%	10/15/2029	250,000	203,452
Caesars Resort Collection LLC / CRC Finco, Inc. (Hotels, Restaurants & Leisure)	(a)	5.750%	07/01/2025	225,000	220,254
Clarios Global LP / Clarios U.S. Finance Co. (Auto Components)	(a)	6.250%	05/15/2026	112,000	109,480
Clarios Global LP / Clarios U.S. Finance Co. (Auto Components)	(a)	8.500%	05/15/2027	1,200,000	1,171,796
Dana, Inc. (Auto Components)		4.250%	09/01/2030	250,000	201,405
Dana, Inc. (Auto Components)		4.500%	02/15/2032	100,000	79,964
Dornoch Debt Merger Sub, Inc. (Auto Components)	(a)	6.625%	10/15/2029	625,000	438,473
Garda World Security Corp. (Diversified Consumer Svs.)	(a)	9.500%	11/01/2027	1,103,000	1,062,317
Gates Global LLC / Gates Corp. (Auto Components)	(a)	6.250%	01/15/2026	950,000	916,750
Hilton Domestic Operating Co., Inc. (Hotels, Restaurants & Leisure)	(a)	5.750%	05/01/2028	50,000	48,500
Hilton Domestic Operating Co., Inc. (Hotels, Restaurants & Leisure)		4.875%	01/15/2030	150,000	135,932
Hilton Domestic Operating Co., Inc. (Hotels, Restaurants & Leisure)	(a)	3.625%	02/15/2032	200,000	160,160
IHO Verwaltungs GmbH (Auto Components)	(a)(b)	4.750%, 5.500% PIK	09/15/2026	400,000	346,145
IHO Verwaltungs GmbH (Auto Components)	(a)(b)	6.000%, 6.750% PIK	05/15/2027	500,000	437,433
KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC (Hotels, Restaurants & Leisure)	(a)	4.750%	06/01/2027	525,000	504,000
Kontoor Brands, Inc. (Textiles, Apparel & Luxury Goods)	(a)	4.125%	11/15/2029	100,000	81,611
MGM Resorts International (Hotels, Restaurants & Leisure)		4.625%	09/01/2026	198,000	181,511
MGM Resorts International (Hotels, Restaurants & Leisure)		4.750%	10/15/2028	75,000	65,464
Midwest Gaming Borrower LLC / Midwest Gaming Finance Corp. (Hotels, Restaurants & Leisure)	(a)	4.875%	05/01/2029	200,000	170,173
Mohegan Tribal Gaming Authority (Hotels, Restaurants & Leisure)	(a)	8.000%	02/01/2026	850,000	794,996
Penn Entertainment, Inc. (Hotels, Restaurants & Leisure)	(a)	5.625%	01/15/2027	50,000	45,337
Penn Entertainment, Inc. (Hotels, Restaurants & Leisure)	(a)	4.125%	07/01/2029	125,000	98,750
Raptor Acquisition Corp. / Raptor Co-Issuer LLC (Hotels, Restaurants & Leisure)	(a)	4.875%	11/01/2026	50,000	44,420
Real Hero Merger Sub 2, Inc. (Auto Components)	(a)	6.250%	02/01/2029	400,000	274,200
Scientific Games Holdings LP / Scientific Games U.S. FinCo, Inc. (Hotels, Restaurants & Leisure)	(a)	6.625%	03/01/2030	400,000	337,880
Scientific Games International, Inc. (Hotels, Restaurants & Leisure)	(a)	8.625%	07/01/2025	350,000	357,071
Scientific Games International, Inc. (Hotels, Restaurants & Leisure)	(a)	7.250%	11/15/2029	250,000	240,000
SeaWorld Parks & Entertainment, Inc. (Hotels, Restaurants & Leisure)	(a)	5.250%	08/15/2029	450,000	391,814
Six Flags Entertainment Corp. (Hotels, Restaurants & Leisure)	(a)	5.500%	04/15/2027	275,000	247,679
Six Flags Theme Parks, Inc. (Hotels, Restaurants & Leisure)	(a)	7.000%	07/01/2025	25,000	25,170
Station Casinos LLC (Hotels, Restaurants & Leisure)	(a)	4.500%	02/15/2028	200,000	173,876
Station Casinos LLC (Hotels, Restaurants & Leisure)	(a)	4.625%	12/01/2031	200,000	160,435
William Carter Co. / The (Textiles, Apparel & Luxury Goods)	(a)	5.625%	03/15/2027	275,000	263,785
Yum! Brands, Inc. (Hotels, Restaurants & Leisure)	(a)	4.750%	01/15/2030	75,000	68,813
Yum! Brands, Inc. (Hotels, Restaurants & Leisure)		4.625%	01/31/2032	100,000	88,393
Yum! Brands, Inc. (Hotels, Restaurants & Leisure)		5.375%	04/01/2032	150,000	138,938

					14,768,150

CONSUMER STAPLES – 2.9%
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC (Food & Staples Retailing)	(a)	5.875%	02/15/2028	100,000	95,068
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC (Food & Staples Retailing)	(a)	3.500%	03/15/2029	425,000	356,571
BellRing Brands, Inc. (Personal Products)	(a)	7.000%	03/15/2030	550,000	529,237
Edgewell Personal Care Co. (Personal Products)	(a)	5.500%	06/01/2028	175,000	163,665
Edgewell Personal Care Co. (Personal Products)	(a)	4.125%	04/01/2029	200,000	170,496
Energizer Holdings, Inc. (Household Products)	(a)	6.500%	12/31/2027	100,000	95,169
Energizer Holdings, Inc. (Household Products)	(a)	4.750%	06/15/2028	150,000	129,990
Energizer Holdings, Inc. (Household Products)	(a)	4.375%	03/31/2029	425,000	360,422

59	(continued)

Ohio National Fund, Inc.	ON Federated High Income Bond Portfolio (Continued)

Schedule of Investments	December 31, 2022

Corporate Bonds – 96.8%		Rate	Maturity	Face Amount	Value

CONSUMER STAPLES (continued)
Kraft Heinz Foods Co. (Food Products)		4.375%	06/01/2046	$75,000	$60,945
Performance Food Group, Inc. (Food & Staples Retailing)	(a)	5.500%	10/15/2027	150,000	141,475
Performance Food Group, Inc. (Food & Staples Retailing)	(a)	4.250%	08/01/2029	250,000	216,655
Post Holdings, Inc. (Food Products)	(a)	5.750%	03/01/2027	230,000	222,428
Post Holdings, Inc. (Food Products)	(a)	5.625%	01/15/2028	500,000	470,673
U.S. Foods, Inc. (Food & Staples Retailing)	(a)	6.250%	04/15/2025	100,000	98,953
U.S. Foods, Inc. (Food & Staples Retailing)	(a)	4.750%	02/15/2029	350,000	310,772
U.S. Foods, Inc. (Food & Staples Retailing)	(a)	4.625%	06/01/2030	175,000	154,108

					3,576,627

ENERGY – 14.1%
Antero Midstream Partners LP / Antero Midstream Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	7.875%	05/15/2026	125,000	126,533
Antero Midstream Partners LP / Antero Midstream Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	5.750%	03/01/2027	250,000	236,339
Antero Midstream Partners LP / Antero Midstream Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	5.750%	01/15/2028	625,000	579,756
Antero Midstream Partners LP / Antero Midstream Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	5.375%	06/15/2029	625,000	571,400
Antero Resources Corp. (Oil, Gas & Consumable Fuels)	(a)	7.625%	02/01/2029	61,000	61,336
Antero Resources Corp. (Oil, Gas & Consumable Fuels)	(a)	5.375%	03/01/2030	225,000	208,600
Archrock Partners LP / Archrock Partners Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	6.875%	04/01/2027	625,000	596,665
Archrock Partners LP / Archrock Partners Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	6.250%	04/01/2028	450,000	411,755
Ascent Resources Utica Holdings LLC / ARU Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	7.000%	11/01/2026	425,000	412,258
Ascent Resources Utica Holdings LLC / ARU Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	8.250%	12/31/2028	100,000	98,020
Ascent Resources Utica Holdings LLC / ARU Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	5.875%	06/30/2029	75,000	66,872
Berry Petroleum Co. LLC (Oil, Gas & Consumable Fuels)	(a)	7.000%	02/15/2026	175,000	160,726
Callon Petroleum Co. (Oil, Gas & Consumable Fuels)		8.250%	07/15/2025	150,000	149,250
Callon Petroleum Co. (Oil, Gas & Consumable Fuels)		6.375%	07/01/2026	125,000	116,506
Cheniere Energy Partners LP (Oil, Gas & Consumable Fuels)		4.500%	10/01/2029	100,000	89,922
Cheniere Energy Partners LP (Oil, Gas & Consumable Fuels)		4.000%	03/01/2031	325,000	276,692
Cheniere Energy Partners LP (Oil, Gas & Consumable Fuels)		3.250%	01/31/2032	150,000	119,206
Cheniere Energy, Inc. (Oil, Gas & Consumable Fuels)		4.625%	10/15/2028	175,000	158,177
Chesapeake Energy Corp. (Oil, Gas & Consumable Fuels)	(a)	5.500%	02/01/2026	50,000	48,249
Chesapeake Energy Corp. (Oil, Gas & Consumable Fuels)	(a)	5.875%	02/01/2029	50,000	47,374
Chord Energy Corp. (Oil, Gas & Consumable Fuels)	(a)	6.375%	06/01/2026	75,000	73,045
CNX Midstream Partners LP (Oil, Gas & Consumable Fuels)	(a)	4.750%	04/15/2030	425,000	348,783
Comstock Resources, Inc. (Oil, Gas & Consumable Fuels)	(a)	6.750%	03/01/2029	500,000	451,250
Comstock Resources, Inc. (Oil, Gas & Consumable Fuels)	(a)	5.875%	01/15/2030	100,000	85,970
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	8.000%	04/01/2029	300,000	298,526
CrownRock LP / CrownRock Finance, Inc. (Oil, Gas & Consumable Fuels)	(a)	5.625%	10/15/2025	525,000	506,625
CrownRock LP / CrownRock Finance, Inc. (Oil, Gas & Consumable Fuels)	(a)	5.000%	05/01/2029	50,000	44,926
DT Midstream, Inc. (Oil, Gas & Consumable Fuels)	(a)	4.375%	06/15/2031	200,000	167,780
Endeavor Energy Resources LP / EER Finance, Inc. (Oil, Gas & Consumable Fuels)	(a)	5.750%	01/30/2028	100,000	95,752
Enviva Partners LP / Enviva Partners Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	6.500%	01/15/2026	900,000	847,656
EQM Midstream Partners LP (Oil, Gas & Consumable Fuels)	(a)	7.500%	06/01/2027	275,000	269,297
EQM Midstream Partners LP (Oil, Gas & Consumable Fuels)	(a)	6.500%	07/01/2027	275,000	262,831
EQM Midstream Partners LP (Oil, Gas & Consumable Fuels)		5.500%	07/15/2028	350,000	312,955
EQM Midstream Partners LP (Oil, Gas & Consumable Fuels)	(a)	4.500%	01/15/2029	100,000	83,993
EQM Midstream Partners LP (Oil, Gas & Consumable Fuels)	(a)	4.750%	01/15/2031	675,000	551,812
EQM Midstream Partners LP (Oil, Gas & Consumable Fuels)		6.500%	07/15/2048	75,000	56,218
Hess Midstream Operations LP (Oil, Gas & Consumable Fuels)	(a)	5.125%	06/15/2028	300,000	277,409
Hess Midstream Operations LP (Oil, Gas & Consumable Fuels)	(a)	4.250%	02/15/2030	100,000	85,492
Hess Midstream Operations LP (Oil, Gas & Consumable Fuels)	(a)	5.500%	10/15/2030	100,000	91,486
Holly Energy Partners LP / Holly Energy Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	6.375%	04/15/2027	175,000	171,936
Holly Energy Partners LP / Holly Energy Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	5.000%	02/01/2028	300,000	273,152
Nabors Industries Ltd. (Energy Equip. & Svs.)	(a)	7.250%	01/15/2026	225,000	212,040
Nabors Industries Ltd. (Energy Equip. & Svs.)	(a)	7.500%	01/15/2028	275,000	251,596
Nabors Industries, Inc. (Oil, Gas & Consumable Fuels)	(a)	7.375%	05/15/2027	50,000	48,435
NuStar Logistics LP (Oil, Gas & Consumable Fuels)		5.625%	04/28/2027	300,000	280,517
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)		5.875%	09/01/2025	225,000	224,185
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)		8.875%	07/15/2030	375,000	423,377
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)		6.625%	09/01/2030	275,000	284,180
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)		6.450%	09/15/2036	225,000	229,500
PDC Energy, Inc. (Oil, Gas & Consumable Fuels)		5.750%	05/15/2026	250,000	238,643
Permian Resources Operating LLC (Oil, Gas & Consumable Fuels)	(a)	6.875%	04/01/2027	350,000	329,783
Precision Drilling Corp. (Energy Equip. & Svs.)	(a)	7.125%	01/15/2026	200,000	193,500
Precision Drilling Corp. (Energy Equip. & Svs.)	(a)	6.875%	01/15/2029	175,000	162,926
Range Resources Corp. (Oil, Gas & Consumable Fuels)		4.875%	05/15/2025	75,000	71,243
Range Resources Corp. (Oil, Gas & Consumable Fuels)		8.250%	01/15/2029	200,000	206,089

60	(continued)

Ohio National Fund, Inc.	ON Federated High Income Bond Portfolio (Continued)

Schedule of Investments	December 31, 2022

Corporate Bonds – 96.8%		Rate	Maturity	Face Amount	Value

ENERGY (continued)
Range Resources Corp. (Oil, Gas & Consumable Fuels)	(a)	4.750%	02/15/2030	$125,000	$110,138
Rockcliff Energy II LLC (Oil, Gas & Consumable Fuels)	(a)	5.500%	10/15/2029	200,000	182,990
SM Energy Co. (Oil, Gas & Consumable Fuels)		6.750%	09/15/2026	275,000	266,984
SM Energy Co. (Oil, Gas & Consumable Fuels)		6.625%	01/15/2027	25,000	24,081
SM Energy Co. (Oil, Gas & Consumable Fuels)		6.500%	07/15/2028	50,000	47,939
Southwestern Energy Co. (Oil, Gas & Consumable Fuels)		8.375%	09/15/2028	225,000	231,962
Southwestern Energy Co. (Oil, Gas & Consumable Fuels)		5.375%	03/15/2030	75,000	68,401
Southwestern Energy Co. (Oil, Gas & Consumable Fuels)		4.750%	02/01/2032	75,000	64,094
Tap Rock Resources LLC (Oil, Gas & Consumable Fuels)	(a)	7.000%	10/01/2026	325,000	302,282
Targa Resources Partners LP / Targa Resources Partners Finance Corp. (Oil, Gas & Consumable Fuels)		6.500%	07/15/2027	25,000	25,159
Targa Resources Partners LP / Targa Resources Partners Finance Corp. (Oil, Gas & Consumable Fuels)		5.000%	01/15/2028	425,000	405,432
Targa Resources Partners LP / Targa Resources Partners Finance Corp. (Oil, Gas & Consumable Fuels)		5.500%	03/01/2030	475,000	446,937
Targa Resources Partners LP / Targa Resources Partners Finance Corp. (Oil, Gas & Consumable Fuels)		4.875%	02/01/2031	75,000	67,721
TransMontaigne Partners LP / TLP Finance Corp. (Oil, Gas & Consumable Fuels)		6.125%	02/15/2026	225,000	193,500
U.S.A. Compression Partners LP / U.S.A. Compression Finance Corp. (Energy Equip. & Svs.)		6.875%	04/01/2026	925,000	887,343
U.S.A. Compression Partners LP / U.S.A. Compression Finance Corp. (Energy Equip. & Svs.)		6.875%	09/01/2027	150,000	140,250
Western Midstream Operating LP (Oil, Gas & Consumable Fuels)		4.650%	07/01/2026	50,000	47,453
Western Midstream Operating LP (Oil, Gas & Consumable Fuels)		4.500%	03/01/2028	175,000	160,563
Western Midstream Operating LP (Oil, Gas & Consumable Fuels)		4.750%	08/15/2028	75,000	68,497
Western Midstream Operating LP (Oil, Gas & Consumable Fuels)		5.450%	04/01/2044	175,000	145,376
Western Midstream Operating LP (Oil, Gas & Consumable Fuels)		5.300%	03/01/2048	500,000	411,113
Western Midstream Operating LP (Oil, Gas & Consumable Fuels)		5.500%	08/15/2048	100,000	82,997

					17,429,756

FINANCIALS – 11.2%
AmWINS Group, Inc. (Insurance)	(a)	4.875%	06/30/2029	400,000	339,259
Ardonagh Midco 2 PLC (Insurance)	(a)(b)	11.500%, 12.750% PIK	01/15/2027	500,000	475,000
AssuredPartners, Inc. (Insurance)	(a)	7.000%	08/15/2025	675,000	652,781
AssuredPartners, Inc. (Insurance)	(a)	5.625%	01/15/2029	200,000	164,607
BroadStreet Partners, Inc. (Insurance)	(a)	5.875%	04/15/2029	1,350,000	1,148,960
Ford Motor Credit Co. LLC (Consumer Finance)		4.063%	11/01/2024	375,000	360,027
Ford Motor Credit Co. LLC (Consumer Finance)		5.125%	06/16/2025	400,000	384,537
Ford Motor Credit Co. LLC (Consumer Finance)		3.375%	11/13/2025	575,000	519,807
Ford Motor Credit Co. LLC (Consumer Finance)		4.389%	01/08/2026	225,000	209,579
Ford Motor Credit Co. LLC (Consumer Finance)		2.700%	08/10/2026	200,000	173,680
Ford Motor Credit Co. LLC (Consumer Finance)		4.271%	01/09/2027	450,000	407,015
Ford Motor Credit Co. LLC (Consumer Finance)		7.350%	11/04/2027	225,000	230,558
Ford Motor Credit Co. LLC (Consumer Finance)		5.113%	05/03/2029	525,000	475,411
Ford Motor Credit Co. LLC (Consumer Finance)		4.000%	11/13/2030	275,000	225,731
GTCR AP Finance, Inc. (Insurance)	(a)	8.000%	05/15/2027	500,000	478,940
HUB International Ltd. (Insurance)	(a)	7.000%	05/01/2026	1,950,000	1,909,030
HUB International Ltd. (Insurance)	(a)	5.625%	12/01/2029	575,000	502,195
Jones Deslauriers Insurance Management, Inc. (Insurance)	(a)	10.500%	12/15/2030	300,000	295,456
Navient Corp. (Consumer Finance)		6.750%	06/25/2025	175,000	167,984
Navient Corp. (Consumer Finance)		6.750%	06/15/2026	200,000	189,557
Navient Corp. (Consumer Finance)		5.500%	03/15/2029	350,000	285,600
NFP Corp. (Insurance)	(a)	6.875%	08/15/2028	1,250,000	1,030,349
NFP Corp. (Insurance)	(a)	7.500%	10/01/2030	375,000	352,644
Rocket Mortgage LLC / Rocket Mortgage Co-Issuer, Inc. (Thrifts & Mortgage Finance)	(a)	3.625%	03/01/2029	200,000	158,488
Rocket Mortgage LLC / Rocket Mortgage Co-Issuer, Inc. (Thrifts & Mortgage Finance)	(a)	3.875%	03/01/2031	350,000	267,146
Rocket Mortgage LLC / Rocket Mortgage Co-Issuer, Inc. (Thrifts & Mortgage Finance)	(a)	4.000%	10/15/2033	400,000	298,744
Ryan Specialty Group LLC (Insurance)	(a)	4.375%	02/01/2030	275,000	238,121
United Wholesale Mortgage LLC (Thrifts & Mortgage Finance)	(a)	5.500%	11/15/2025	700,000	630,434
United Wholesale Mortgage LLC (Thrifts & Mortgage Finance)	(a)	5.750%	06/15/2027	175,000	150,656
United Wholesale Mortgage LLC (Thrifts & Mortgage Finance)	(a)	5.500%	04/15/2029	225,000	178,983
USI, Inc. (Insurance)	(a)	6.875%	05/01/2025	1,025,000	987,428

					13,888,707

HEALTH CARE – 7.9%
AdaptHealth LLC (Health Care Providers & Svs.)	(a)	4.625%	08/01/2029	250,000	209,312
AdaptHealth LLC (Health Care Providers & Svs.)	(a)	5.125%	03/01/2030	325,000	276,669
AHP Health Partners, Inc. (Health Care Providers & Svs.)	(a)	5.750%	07/15/2029	350,000	273,437
Avantor Funding, Inc. (Health Care Equip. & Supplies)	(a)	4.625%	07/15/2028	575,000	522,468
Avantor Funding, Inc. (Health Care Equip. & Supplies)	(a)	3.875%	11/01/2029	300,000	251,925
Bausch Health Americas, Inc. (Pharmaceuticals)	(a)	8.500%	01/31/2027	400,000	209,260
Bausch Health Cos., Inc. (Pharmaceuticals)	(a)	6.125%	02/01/2027	275,000	189,648
Bausch Health Cos., Inc. (Pharmaceuticals)	(a)	5.000%	02/15/2029	175,000	83,868

61	(continued)

Ohio National Fund, Inc.	ON Federated High Income Bond Portfolio (Continued)

Schedule of Investments	December 31, 2022

Corporate Bonds – 96.8%		Rate	Maturity	Face Amount	Value

HEALTH CARE (continued)
Bausch Health Cos., Inc. (Pharmaceuticals)	(a)	6.250%	02/15/2029	$175,000	$84,252
Bausch Health Cos., Inc. (Pharmaceuticals)	(a)	7.250%	05/30/2029	575,000	277,610
Catalent Pharma Solutions, Inc. (Pharmaceuticals)	(a)	3.500%	04/01/2030	150,000	118,439
Centene Corp. (Health Care Providers & Svs.)		4.250%	12/15/2027	450,000	422,038
Centene Corp. (Health Care Providers & Svs.)		4.625%	12/15/2029	300,000	274,151
Centene Corp. (Health Care Providers & Svs.)		3.375%	02/15/2030	50,000	42,269
Centene Corp. (Health Care Providers & Svs.)		2.625%	08/01/2031	200,000	157,160
Charles River Laboratories International, Inc. (Life Sciences Tools & Svs.)	(a)	3.750%	03/15/2029	100,000	88,440
Charles River Laboratories International, Inc. (Life Sciences Tools & Svs.)	(a)	4.000%	03/15/2031	100,000	86,500
CHS / Community Health Systems, Inc. (Health Care Providers & Svs.)	(a)	6.000%	01/15/2029	50,000	41,824
CHS / Community Health Systems, Inc. (Health Care Providers & Svs.)	(a)	6.875%	04/15/2029	300,000	154,189
CHS / Community Health Systems, Inc. (Health Care Providers & Svs.)	(a)	6.125%	04/01/2030	150,000	74,277
CHS / Community Health Systems, Inc. (Health Care Providers & Svs.)	(a)	5.250%	05/15/2030	225,000	169,658
Embecta Corp. (Health Care Equip. & Supplies)	(a)	5.000%	02/15/2030	100,000	84,625
Embecta Corp. (Health Care Equip. & Supplies)	(a)	6.750%	02/15/2030	250,000	225,625
Garden Spinco Corp. (Health Care Equip. & Supplies)	(a)	8.625%	07/20/2030	100,000	106,000
Global Medical Response, Inc. (Health Care Providers & Svs.)	(a)	6.500%	10/01/2025	250,000	178,928
Grifols Escrow Issuer SA (Biotechnology)	(a)	4.750%	10/15/2028	200,000	172,694
HCA, Inc. (Health Care Providers & Svs.)		5.375%	02/01/2025	225,000	224,728
HCA, Inc. (Health Care Providers & Svs.)		3.500%	09/01/2030	200,000	172,495
HealthEquity, Inc. (Health Care Providers & Svs.)	(a)	4.500%	10/01/2029	375,000	327,712
IQVIA, Inc. (Health Care Technology)	(a)	5.000%	10/15/2026	300,000	286,455
Legacy LifePoint Health LLC (Health Care Providers & Svs.)	(a)	6.750%	04/15/2025	150,000	141,164
Legacy LifePoint Health LLC (Health Care Providers & Svs.)	(a)	4.375%	02/15/2027	125,000	105,728
LifePoint Health, Inc. (Health Care Providers & Svs.)	(a)	5.375%	01/15/2029	25,000	14,128
Mallinckrodt International Finance SA / Mallinckrodt CB LLC (Pharmaceuticals)	(a)	10.000%	06/15/2029	300,000	161,247
Medline Borrower LP (Health Care Equip. & Supplies)	(a)	3.875%	04/01/2029	325,000	261,937
Medline Borrower LP (Health Care Equip. & Supplies)	(a)	5.250%	10/01/2029	1,075,000	853,840
MPH Acquisition Holdings LLC (Health Care Providers & Svs.)	(a)	5.750%	11/01/2028	275,000	182,878
Organon & Co. / Organon Foreign Debt Co-Issuer B.V. (Pharmaceuticals)	(a)	5.125%	04/30/2031	450,000	389,646
Pediatrix Medical Group, Inc. (Health Care Providers & Svs.)	(a)	5.375%	02/15/2030	225,000	195,518
Prestige Brands, Inc. (Pharmaceuticals)	(a)	3.750%	04/01/2031	175,000	144,317
RegionalCare Hospital Partners Holdings, Inc. / LifePoint Health, Inc. (Health Care Providers & Svs.)	(a)	9.750%	12/01/2026	200,000	160,942
Syneos Health, Inc. (Life Sciences Tools & Svs.)	(a)	3.625%	01/15/2029	175,000	139,360
Tenet Healthcare Corp. (Health Care Providers & Svs.)		4.625%	07/15/2024	51,000	49,738
Tenet Healthcare Corp. (Health Care Providers & Svs.)	(a)	4.875%	01/01/2026	300,000	283,693
Tenet Healthcare Corp. (Health Care Providers & Svs.)	(a)	6.250%	02/01/2027	125,000	120,064
Tenet Healthcare Corp. (Health Care Providers & Svs.)	(a)	5.125%	11/01/2027	400,000	372,096
Tenet Healthcare Corp. (Health Care Providers & Svs.)	(a)	6.125%	10/01/2028	300,000	268,596
Tenet Healthcare Corp. (Health Care Providers & Svs.)	(a)	4.250%	06/01/2029	150,000	129,945

					9,761,493

INDUSTRIALS – 10.6%
Allied Universal Holdco LLC / Allied Universal Finance Corp. (Commercial Svs. & Supplies)	(a)	6.625%	07/15/2026	200,000	183,000
Allied Universal Holdco LLC / Allied Universal Finance Corp. (Commercial Svs. & Supplies)	(a)	9.750%	07/15/2027	1,300,000	1,131,000
American Airlines, Inc. / AAdvantage Loyalty IP Ltd. (Airlines)	(a)	5.500%	04/20/2026	175,000	168,288
American Airlines, Inc. / AAdvantage Loyalty IP Ltd. (Airlines)	(a)	5.750%	04/20/2029	150,000	137,093
American Builders & Contractors Supply Co., Inc. (Trading Companies & Distributors)	(a)	4.000%	01/15/2028	175,000	156,135
BCPE Empire Holdings, Inc. (Commercial Svs. & Supplies)	(a)	7.625%	05/01/2027	850,000	762,263
Brink’s Co. / The (Commercial Svs. & Supplies)	(a)	5.500%	07/15/2025	75,000	73,637
Camelot Return Merger Sub, Inc. (Building Products)	(a)	8.750%	08/01/2028	175,000	160,585
Clarivate Science Holdings Corp. (Professional Svs.)	(a)	3.875%	07/01/2028	75,000	64,980
Clarivate Science Holdings Corp. (Professional Svs.)	(a)	4.875%	07/01/2029	400,000	340,140
Cornerstone Building Brands, Inc. (Building Products)	(a)	6.125%	01/15/2029	200,000	140,848
CP Atlas Buyer, Inc. (Building Products)	(a)	7.000%	12/01/2028	525,000	389,899
Dun & Bradstreet Corp. / The (Professional Svs.)	(a)	5.000%	12/15/2029	300,000	256,729
Foundation Building Materials, Inc. (Trading Companies & Distributors)	(a)	6.000%	03/01/2029	800,000	598,963
Garda World Security Corp. (Commercial Svs. & Supplies)	(a)	4.625%	02/15/2027	175,000	154,521
Garda World Security Corp. (Commercial Svs. & Supplies)	(a)	6.000%	06/01/2029	300,000	243,765
GYP Holdings III Corp. (Building Products)	(a)	4.625%	05/01/2029	325,000	265,352
H&E Equipment Services, Inc. (Trading Companies & Distributors)	(a)	3.875%	12/15/2028	300,000	255,537
Interface, Inc. (Commercial Svs. & Supplies)	(a)	5.500%	12/01/2028	125,000	103,211
KAR Auction Services, Inc. (Commercial Svs. & Supplies)	(a)	5.125%	06/01/2025	83,000	81,086
Madison IAQ LLC (Commercial Svs. & Supplies)	(a)	4.125%	06/30/2028	50,000	41,812
Madison IAQ LLC (Commercial Svs. & Supplies)	(a)	5.875%	06/30/2029	900,000	616,859
MIWD Holdco II LLC / MIWD Finance Corp. (Building Products)	(a)	5.500%	02/01/2030	75,000	59,711
Science Applications International Corp. (Professional Svs.)	(a)	4.875%	04/01/2028	75,000	69,375
Sensata Technologies B.V. (Electrical Equip.)	(a)	5.875%	09/01/2030	200,000	189,545
Sensata Technologies, Inc. (Electrical Equip.)	(a)	4.375%	02/15/2030	125,000	108,813
Sensata Technologies, Inc. (Electrical Equip.)	(a)	3.750%	02/15/2031	25,000	20,566

62	(continued)

Ohio National Fund, Inc.	ON Federated High Income Bond Portfolio (Continued)

Schedule of Investments	December 31, 2022

Corporate Bonds – 96.8%		Rate	Maturity	Face Amount	Value

INDUSTRIALS (continued)
Solaris Midstream Holdings LLC (Commercial Svs. & Supplies)	(a)	7.625%	04/01/2026	$400,000	$397,852
SPX FLOW, Inc. (Machinery)	(a)	8.750%	04/01/2030	450,000	354,897
Stena International SA (Transportation Infrastructure)	(a)	6.125%	02/01/2025	300,000	279,000
TK Elevator Holdco GmbH (Building Products)	(a)	7.625%	07/15/2028	269,000	219,642
TK Elevator U.S. Newco, Inc. (Building Products)	(a)	5.250%	07/15/2027	325,000	288,450
TransDigm U.K. Holdings PLC (Aerospace & Defense)		6.875%	05/15/2026	275,000	268,541
TransDigm, Inc. (Aerospace & Defense)	(a)	6.250%	03/15/2026	600,000	591,714
TransDigm, Inc. (Aerospace & Defense)		6.375%	06/15/2026	550,000	535,125
TransDigm, Inc. (Aerospace & Defense)		5.500%	11/15/2027	150,000	140,858
TransDigm, Inc. (Aerospace & Defense)		4.625%	01/15/2029	125,000	109,909
TransDigm, Inc. (Aerospace & Defense)		4.875%	05/01/2029	425,000	370,706
Trident TPI Holdings, Inc. (Machinery)	(a)	9.250%	08/01/2024	175,000	166,318
Trident TPI Holdings, Inc. (Machinery)	(a)	6.625%	11/01/2025	700,000	606,642
United Rentals North America, Inc. (Trading Companies & Distributors)		5.500%	05/15/2027	25,000	24,680
United Rentals North America, Inc. (Trading Companies & Distributors)		4.875%	01/15/2028	325,000	307,986
United Rentals North America, Inc. (Trading Companies & Distributors)		5.250%	01/15/2030	75,000	70,469
United Rentals North America, Inc. (Trading Companies & Distributors)		3.875%	02/15/2031	50,000	41,915
United Rentals North America, Inc. (Trading Companies & Distributors)		3.750%	01/15/2032	150,000	122,375
Watco Cos. LLC / Watco Finance Corp. (Road & Rail)	(a)	6.500%	06/15/2027	400,000	380,000
WESCO Distribution, Inc. (Trading Companies & Distributors)	(a)	7.125%	06/15/2025	100,000	101,251
WESCO Distribution, Inc. (Trading Companies & Distributors)	(a)	7.250%	06/15/2028	225,000	227,919
White Cap Buyer LLC (Building Products)	(a)	6.875%	10/15/2028	425,000	367,629
White Cap Parent LLC (Building Products)	(a)(b)	8.250%, 9.000% PIK	03/15/2026	325,000	280,959

					13,028,550

INFORMATION TECHNOLOGY – 6.7%
AthenaHealth Group, Inc. (Software)	(a)	6.500%	02/15/2030	825,000	607,969
Black Knight InfoServ LLC (IT Svs.)	(a)	3.625%	09/01/2028	275,000	238,563
Boxer Parent Co., Inc. (Software)	(a)	9.125%	03/01/2026	325,000	306,610
Central Parent, Inc. / CDK Global, Inc. (Software)	(a)	7.250%	06/15/2029	550,000	537,967
Ciena Corp. (Communications Equip.)	(a)	4.000%	01/31/2030	75,000	66,008
Cloud Software Group Holdings, Inc. (Software)	(a)	6.500%	03/31/2029	275,000	231,627
Coherent Corp. (Electronic Equip., Instr. & Comp.)	(a)	5.000%	12/15/2029	475,000	409,654
Condor Merger Sub, Inc. (Software)	(a)	7.375%	02/15/2030	1,175,000	944,736
Consensus Cloud Solutions, Inc. (Software)	(a)	6.500%	10/15/2028	300,000	275,931
Elastic N.V. (Software)	(a)	4.125%	07/15/2029	425,000	343,272
Fair Isaac Corp. (Software)	(a)	4.000%	06/15/2028	125,000	113,438
Gartner, Inc. (IT Svs.)	(a)	4.500%	07/01/2028	50,000	46,617
Gartner, Inc. (IT Svs.)	(a)	3.750%	10/01/2030	125,000	107,746
Go Daddy Operating Co. LLC / GD Finance Co., Inc. (IT Svs.)	(a)	5.250%	12/01/2027	350,000	331,261
GoTo Group, Inc. (Software)	(a)	5.500%	09/01/2027	425,000	228,574
Helios Software Holdings, Inc. / ION Corporate Solutions Finance SARL (Software)	(a)	4.625%	05/01/2028	375,000	284,991
NCR Corp. (Software)	(a)	5.000%	10/01/2028	225,000	191,820
NCR Corp. (Software)	(a)	5.125%	04/15/2029	50,000	41,816
NCR Corp. (Software)	(a)	6.125%	09/01/2029	50,000	46,753
NCR Corp. (Software)	(a)	5.250%	10/01/2030	325,000	268,125
Open Text Corp. (Software)	(a)	3.875%	12/01/2029	350,000	281,466
Rocket Software, Inc. (Software)	(a)	6.500%	02/15/2029	625,000	492,704
Seagate HDD Cayman (Tech. Hardware, Storage & Periph.)	(a)	9.625%	12/01/2032	425,250	466,414
SS&C Technologies, Inc. (Software)	(a)	5.500%	09/30/2027	600,000	561,838
Synaptics, Inc. (Semiconductors & Equip.)	(a)	4.000%	06/15/2029	125,000	105,319
TTM Technologies, Inc. (Electronic Equip., Instr. & Comp.)	(a)	4.000%	03/01/2029	450,000	385,895
Veritas U.S., Inc. / Veritas Bermuda Ltd. (Software)	(a)	7.500%	09/01/2025	475,000	327,141
Viavi Solutions, Inc. (Communications Equip.)	(a)	3.750%	10/01/2029	75,000	63,034

					8,307,289

MATERIALS – 10.3%
ARD Finance SA (Containers & Packaging)	(a)(b)	6.500%, 7.250% PIK	06/30/2027	653,176	454,305
Ardagh Metal Packaging Finance U.S.A. LLC / Ardagh Metal Packaging Finance PLC (Containers & Packaging)	(a)	4.000%	09/01/2029	475,000	376,451
Ardagh Packaging Finance PLC / Ardagh Holdings U.S.A., Inc. (Containers & Packaging)	(a)	5.250%	08/15/2027	775,000	579,500
Ardagh Packaging Finance PLC / Ardagh Holdings U.S.A., Inc. (Containers & Packaging)	(a)	5.250%	08/15/2027	275,000	205,629
Axalta Coating Systems LLC (Chemicals)	(a)	3.375%	02/15/2029	150,000	123,775
Axalta Coating Systems LLC / Axalta Coating Systems Dutch Holding B B.V. (Chemicals)	(a)	4.750%	06/15/2027	150,000	138,660
Ball Corp. (Containers & Packaging)		6.875%	03/15/2028	25,000	25,679
Ball Corp. (Containers & Packaging)		2.875%	08/15/2030	325,000	259,389
Berry Global, Inc. (Containers & Packaging)	(a)	5.625%	07/15/2027	250,000	243,885
Clearwater Paper Corp. (Paper & Forest Products)	(a)	5.375%	02/01/2025	575,000	558,694
Cleveland-Cliffs, Inc. (Metals & Mining)	(a)	4.875%	03/01/2031	325,000	286,972
Clydesdale Acquisition Holdings, Inc. (Containers & Packaging)	(a)	8.750%	04/15/2030	1,250,000	1,069,964
Coeur Mining, Inc. (Metals & Mining)	(a)	5.125%	02/15/2029	325,000	253,639

63	(continued)

Ohio National Fund, Inc.	ON Federated High Income Bond Portfolio (Continued)

Schedule of Investments	December 31, 2022

Corporate Bonds – 96.8%		Rate	Maturity	Face Amount	Value

MATERIALS (continued)
Crown Americas LLC / Crown Americas Capital Corp. V (Containers & Packaging)		4.250%	09/30/2026	$50,000	$47,679
Crown Americas LLC / Crown Americas Capital Corp. VI (Containers & Packaging)		4.750%	02/01/2026	275,000	266,956
Diamond BC B.V. (Chemicals)	(a)	4.625%	10/01/2029	750,000	601,875
Element Solutions, Inc. (Chemicals)	(a)	3.875%	09/01/2028	300,000	255,000
Graphic Packaging International LLC (Containers & Packaging)	(a)	4.750%	07/15/2027	150,000	141,188
Graphic Packaging International LLC (Containers & Packaging)	(a)	3.500%	03/15/2028	100,000	87,031
Graphic Packaging International LLC (Containers & Packaging)	(a)	3.500%	03/01/2029	100,000	85,203
Graphic Packaging International LLC (Containers & Packaging)	(a)	3.750%	02/01/2030	25,000	21,250
H.B. Fuller Co. (Chemicals)		4.250%	10/15/2028	125,000	110,625
Herens Holdco SARL (Chemicals)	(a)	4.750%	05/15/2028	500,000	373,705
Koppers, Inc. (Chemicals)	(a)	6.000%	02/15/2025	725,000	688,750
Mauser Packaging Solutions Holding Co. (Containers & Packaging)	(a)	5.500%	04/15/2024	300,000	291,704
Mauser Packaging Solutions Holding Co. (Containers & Packaging)	(a)	7.250%	04/15/2025	225,000	208,061
OI European Group B.V. (Containers & Packaging)	(a)	4.750%	02/15/2030	300,000	262,710
Olympus Water U.S. Holding Corp. (Chemicals)	(a)	7.125%	10/01/2027	200,000	190,500
Olympus Water U.S. Holding Corp. (Chemicals)	(a)	4.250%	10/01/2028	200,000	162,371
Olympus Water U.S. Holding Corp. (Chemicals)	(a)	6.250%	10/01/2029	400,000	303,682
Owens-Brockway Glass Container, Inc. (Containers & Packaging)	(a)	5.375%	01/15/2025	175,000	167,895
Owens-Brockway Glass Container, Inc. (Containers & Packaging)	(a)	6.375%	08/15/2025	450,000	440,951
Owens-Brockway Glass Container, Inc. (Containers & Packaging)	(a)	6.625%	05/13/2027	38,000	36,868
Polar U.S. Borrower LLC / Schenectady International Group, Inc. (Chemicals)	(a)	6.750%	05/15/2026	500,000	185,000
Sealed Air Corp. (Containers & Packaging)	(a)	4.000%	12/01/2027	200,000	181,427
Sealed Air Corp. (Containers & Packaging)	(a)	5.000%	04/15/2029	75,000	70,500
SPCM SA (Chemicals)	(a)	3.375%	03/15/2030	200,000	161,000
SRS Distribution, Inc. (Construction Materials)	(a)	6.125%	07/01/2029	200,000	161,704
SRS Distribution, Inc. (Construction Materials)	(a)	6.000%	12/01/2029	625,000	497,408
Standard Industries, Inc. (Construction Materials)	(a)	5.000%	02/15/2027	1,125,000	1,038,075
Standard Industries, Inc. (Construction Materials)	(a)	4.750%	01/15/2028	25,000	22,497
Trivium Packaging Finance B.V. (Containers & Packaging)	(a)	5.500%	08/15/2026	200,000	183,387
Trivium Packaging Finance B.V. (Containers & Packaging)	(a)	8.500%	08/15/2027	675,000	619,329
W.R. Grace Holdings LLC (Chemicals)	(a)	4.875%	06/15/2027	100,000	88,613
W.R. Grace Holdings LLC (Chemicals)	(a)	5.625%	08/15/2029	250,000	201,818

					12,731,304

REAL ESTATE – 0.5%
VICI Properties LP / VICI Note Co., Inc. (Equity REIT)	(a)	4.625%	06/15/2025	100,000	95,875
VICI Properties LP / VICI Note Co., Inc. (Equity REIT)	(a)	4.250%	12/01/2026	175,000	163,262
VICI Properties LP / VICI Note Co., Inc. (Equity REIT)	(a)	3.875%	02/15/2029	50,000	43,822
VICI Properties LP / VICI Note Co., Inc. (Equity REIT)	(a)	4.625%	12/01/2029	225,000	204,750
VICI Properties LP / VICI Note Co., Inc. (Equity REIT)	(a)	4.125%	08/15/2030	100,000	87,516

					595,225

UTILITIES – 3.2%
AmeriGas Partners LP / AmeriGas Finance Corp. (Gas Utilities)		5.875%	08/20/2026	400,000	379,884
AmeriGas Partners LP / AmeriGas Finance Corp. (Gas Utilities)		5.750%	05/20/2027	100,000	92,937
Calpine Corp. (Ind. Power & Renewable Elec.)	(a)	5.250%	06/01/2026	50,000	47,626
Calpine Corp. (Ind. Power & Renewable Elec.)	(a)	4.500%	02/15/2028	425,000	379,091
Calpine Corp. (Ind. Power & Renewable Elec.)	(a)	4.625%	02/01/2029	150,000	128,708
Calpine Corp. (Ind. Power & Renewable Elec.)	(a)	5.000%	02/01/2031	100,000	83,890
Calpine Corp. (Ind. Power & Renewable Elec.)	(a)	3.750%	03/01/2031	300,000	241,547
NRG Energy, Inc. (Electric Utilities)		6.625%	01/15/2027	76,000	75,358
NRG Energy, Inc. (Electric Utilities)	(a)	3.375%	02/15/2029	25,000	20,165
NRG Energy, Inc. (Electric Utilities)	(a)	3.625%	02/15/2031	25,000	19,005
NRG Energy, Inc. (Electric Utilities)	(a)	3.875%	02/15/2032	775,000	582,064
Suburban Propane Partners LP / Suburban Energy Finance Corp. (Gas Utilities)		5.875%	03/01/2027	600,000	570,121
Suburban Propane Partners LP / Suburban Energy Finance Corp. (Gas Utilities)	(a)	5.000%	06/01/2031	125,000	106,248
TerraForm Power Operating LLC (Ind. Power & Renewable Elec.)	(a)	5.000%	01/31/2028	750,000	674,992
TransAlta Corp. (Ind. Power & Renewable Elec.)		7.750%	11/15/2029	25,000	25,532
Vistra Operations Co. LLC (Ind. Power & Renewable Elec.)	(a)	5.500%	09/01/2026	225,000	216,769
Vistra Operations Co. LLC (Ind. Power & Renewable Elec.)	(a)	5.000%	07/31/2027	375,000	348,035

					3,991,972

Total Corporate Bonds (Cost $138,364,328)					$119,607,562

Common Stocks – 0.1%		Shares	Value

COMMUNICATION SERVICES – 0.0%
iHeartMedia, Inc. Class A (Media)	(c)	7,387	$45,282

HEALTH CARE – 0.1%
Mallinckrodt PLC (Pharmaceuticals)	(c)	14,672	113,708

Total Common Stocks (Cost $449,920)			$158,990

64	(continued)

Ohio National Fund, Inc.	ON Federated High Income Bond Portfolio (Continued)

Schedule of Investments	December 31, 2022

Rights – 0.0%		Quantity	Value

COMMUNICATION SERVICES – 0.0%
Intelsat Jackson Holdings SA (Diversified Telecom. Svs.)	(c)	591	$3,841

Total Rights (Cost $0)			$3,841

Total Investments – 96.9% (Cost $138,814,248)	(d)		$119,770,393
Other Assets in Excess of Liabilities – 3.1%			3,784,491

Net Assets – 100.0%			$123,554,884

Percentages are stated as a percent of net assets.

Abbreviations:

PIK:	Payment-in-Kind

Footnotes:

(a)

Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers under Rule 144A. At December 31, 2022, the value of these securities totaled $99,223,181, or 80.3% of the Portfolio’s net assets.

(b)	Issuer of the security has the option to make coupon payments in cash or in additional par value of this bond (Payment-in-Kind).
(c)	Non-income producing security.
(d)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

65

Ohio National Fund, Inc.	ON Nasdaq-100® Index Portfolio (Unaudited)

Objective/Strategy

The ON Nasdaq-100® Index Portfolio seeks long-term growth of capital by investing, under normal circumstances, more than 80% of its net assets in the common stocks of companies that are included in the Nasdaq-100® Index.

Performance as of December 31, 2022

Average Annual returns
One year	-32.57%
Five years	11.92%
Ten years	15.90%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in the Portfolio’s shares is obtained either through an allocation to the Portfolio as an investment vehicle within variable life insurance policies or annuity contracts, or as an underlying investment by the ON Model Portfolios. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 0.41% per the Fund’s prospectus dated April 29, 2022. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2022 can be found in the Portfolio’s Financial Highlights.

Comments from Sub-Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the year ended December 31, 2022, the Portfolio returned -32.57% versus -32.38% for its benchmark, the Nasdaq-100® Index.

Q. Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A. The Portfolio intends to track the underlying return of the Nasdaq-100® Index. There were no material market events or changes in strategy during the year that materially impacted the Portfolio’s relative return. Sources of return variance were the Portfolio’s expenses and the cumulative impact of investing the day-to-day cash flows in the Portfolio.

Q. How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark?

A. There was no impact from either sector allocation or stock selection that caused any significant performance variance between the Portfolio and its benchmark during the year. Information Technology, followed by Communication Services and Consumer Discretionary, were the top detractors from performance. The only sector that contributed for the year was Utilities. (1)

Q. Which securities contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. Because the Portfolio weights its holdings to be similar to those utilized by the benchmark, there were no holdings that significantly contributed to, or detracted from, the Portfolio’s benchmark-relative performance for the year. Benchmark constituents that contributed the most to Portfolio and benchmark returns were T-Mobile U.S., Inc., Amgen, Inc., and Gilead Sciences, Inc. Amazon.com, Inc., Apple, Inc., and Meta Platforms, Inc. Class A were leading detractors. (1)

Q. How did the Portfolio’s use of derivative instruments impact performance?

A. The Portfolio uses long CME E-mini Nasdaq-100 Index futures contracts primarily to equitize open dividend receivables, as well as to manage day-to-day cash flows, to ensure the Portfolio is fully invested. Futures contracts detracted 28 basis points, in aggregate, from the Portfolio’s absolute return for the year. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2022.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Nasdaq-100® Index is a modified capitalization-weighted index of the 100 largest domestic and international non-financial companies listed on the NASDAQ® Stock Market. The index presented includes the effects of reinvested dividends.

Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

The Nasdaq-100®, Nasdaq-100 Index®, and Nasdaq® are registered trademarks of The NASDAQ OMX Group, Inc. (which with its affiliates is referred to as “NASDAQ OMX”). Ohio National Investments, Inc. has licensed these marks for the Portfolio’s use. NASDAQ OMX has not passed on the Portfolio’s legality or suitability. NASDAQ OMX does not sponsor, endorse, sell or promote the Portfolio. NASDAQ OMX MAKES NO WARRANTIES AND BEARS NO LIABILITY WITH RESPECT TO THE PORTFOLIO.

66	(continued)

Ohio National Fund, Inc.	ON Nasdaq-100® Index Portfolio (Unaudited) (Continued)

Portfolio Composition as of December 31, 2022 (1)

% of Net Assets
Common Stocks (4)	98.0
U.S. Treasury Obligations	0.1
Other Net Assets	1.9

100.0

Top 10 Portfolio Holdings as of December 31, 2022 (1) (2) (3)

		% of Net Assets
1.	Microsoft Corp.	12.4
2.	Apple, Inc.	11.5
3.	Amazon.com, Inc.	6.0
4.	Alphabet, Inc. Class C	3.8
5.	Alphabet, Inc. Class A	3.7
6.	NVIDIA Corp.	3.2
7.	Tesla, Inc.	2.7
8.	Meta Platforms, Inc. Class A	2.4
9.	PepsiCo, Inc.	2.2
10.	Broadcom, Inc.	2.0

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Common Stocks):

% of Net Assets
Information Technology	48.8
Communication Services	15.7
Consumer Discretionary	14.0
Health Care	7.1
Consumer Staples	6.6
Industrials	3.9
Utilities	1.4
Energy	0.5

98.0

67

Ohio National Fund, Inc.	ON Nasdaq-100® Index Portfolio

Schedule of Investments	December 31, 2022

Common Stocks – 98.0%		Shares	Value

COMMUNICATION SERVICES – 15.7%
Activision Blizzard, Inc. (Entertainment)		14,676	$1,123,448
Alphabet, Inc. Class A (Interactive Media & Svs.)	(a)	88,000	7,764,240
Alphabet, Inc. Class C (Interactive Media & Svs.)	(a)	87,973	7,805,844
Charter Communications, Inc. Class A (Media)	(a)	2,919	989,833
Comcast Corp. Class A (Media)		80,897	2,828,968
Electronic Arts, Inc. (Entertainment)		5,177	632,526
Meta Platforms, Inc. Class A (Interactive Media & Svs.)	(a)	42,168	5,074,497
Netflix, Inc. (Entertainment)	(a)	8,345	2,460,774
Sirius XM Holdings, Inc. (Media)		72,938	425,958
T-Mobile U.S., Inc. (Wireless Telecom. Svs.)	(a)	23,331	3,266,340
Warner Bros Discovery, Inc. (Entertainment)	(a)	45,538	431,700

			32,804,128

CONSUMER DISCRETIONARY – 14.0%
Airbnb, Inc. Class A (Hotels, Restaurants & Leisure)	(a)	7,468	638,514
Amazon.com, Inc. (Internet & Direct Marketing Retail)	(a)	147,465	12,387,060
Booking Holdings, Inc. (Hotels, Restaurants & Leisure)	(a)	727	1,465,108
Dollar Tree, Inc. (Multiline Retail)	(a)	4,148	586,693
eBay, Inc. (Internet & Direct Marketing Retail)		10,176	421,999
JD.com, Inc. – ADR (Internet & Direct Marketing Retail)		9,110	511,344
Lucid Group, Inc. (Automobiles)	(a)	31,512	215,227
Lululemon Athletica, Inc. (Textiles, Apparel & Luxury Goods)	(a)	2,294	734,952
Marriott International, Inc. Class A (Hotels, Restaurants & Leisure)		5,936	883,811
MercadoLibre, Inc. (Internet & Direct Marketing Retail)	(a)	943	798,004
O’Reilly Automotive, Inc. (Specialty Retail)	(a)	1,174	990,891
Pinduoduo, Inc. – ADR (Internet & Direct Marketing Retail)	(a)	8,778	715,846
Rivian Automotive, Inc. Class A (Automobiles)	(a)	17,123	315,577
Ross Stores, Inc. (Specialty Retail)		6,508	755,384
Starbucks Corp. (Hotels, Restaurants & Leisure)		21,524	2,135,181
Tesla, Inc. (Automobiles)	(a)	45,645	5,622,551

			29,178,142

CONSUMER STAPLES – 6.6%
Costco Wholesale Corp. (Food & Staples Retailing)		8,300	3,788,950
Keurig Dr Pepper, Inc. (Beverages)		26,558	947,058
Kraft Heinz Co. / The (Food Products)		22,970	935,109
Mondelez International, Inc. Class A (Food Products)		25,609	1,706,840
Monster Beverage Corp. (Beverages)	(a)	9,784	993,369
PepsiCo, Inc. (Beverages)		25,835	4,667,351
Walgreens Boots Alliance, Inc. (Food & Staples Retailing)		16,217	605,867

			13,644,544

ENERGY – 0.5%
Baker Hughes Co. (Energy Equip. & Svs.)		18,780	554,573
Diamondback Energy, Inc. (Oil, Gas & Consumable Fuels)		3,300	451,374

			1,005,947

HEALTH CARE – 7.1%
Align Technology, Inc. (Health Care Equip. & Supplies)	(a)	1,465	308,969
Amgen, Inc. (Biotechnology)		10,006	2,627,976
AstraZeneca PLC – ADR (Pharmaceuticals)		11,456	776,717
Biogen, Inc. (Biotechnology)	(a)	2,700	747,684
Dexcom, Inc. (Health Care Equip. & Supplies)	(a)	7,243	820,197

Common Stocks (Continued)		Shares	Value

HEALTH CARE (continued)
Gilead Sciences, Inc. (Biotechnology)		23,520	$2,019,192
IDEXX Laboratories, Inc. (Health Care Equip. & Supplies)	(a)	1,553	633,562
Illumina, Inc. (Life Sciences Tools & Svs.)	(a)	2,950	596,490
Intuitive Surgical, Inc. (Health Care Equip. & Supplies)	(a)	6,627	1,758,474
Moderna, Inc. (Biotechnology)	(a)	7,204	1,293,982
Regeneron Pharmaceuticals, Inc. (Biotechnology)	(a)	2,008	1,448,752
Seagen, Inc. (Biotechnology)	(a)	3,482	447,472
Vertex Pharmaceuticals, Inc. (Biotechnology)	(a)	4,814	1,390,187

			14,869,654

INDUSTRIALS – 3.9%
Cintas Corp. (Commercial Svs. & Supplies)		1,904	859,885
Copart, Inc. (Commercial Svs. & Supplies)	(a)	8,932	543,870
CoStar Group, Inc. (Professional Svs.)	(a)	7,626	589,337
CSX Corp. (Road & Rail)		39,425	1,221,387
Fastenal Co. (Trading Companies & Distributors)		10,741	508,264
Honeywell International, Inc. (Industrial Conglomerates)		12,608	2,701,894
Old Dominion Freight Line, Inc. (Road & Rail)		2,072	587,992
PACCAR, Inc. (Machinery)		6,522	645,482
Verisk Analytics, Inc. (Professional Svs.)		2,933	517,440

			8,175,551

INFORMATION TECHNOLOGY – 48.8%
Adobe, Inc. (Software)	(a)	8,718	2,933,869
Advanced Micro Devices, Inc. (Semiconductors & Equip.)	(a)	30,236	1,958,386
Analog Devices, Inc. (Semiconductors & Equip.)		9,551	1,566,651
ANSYS, Inc. (Software)	(a)	1,634	394,758
Apple, Inc. (Tech. Hardware, Storage & Periph.)		184,950	24,030,553
Applied Materials, Inc. (Semiconductors & Equip.)		16,133	1,571,032
ASML Holding N.V. (Semiconductors & Equip.)		1,657	905,385
Atlassian Corp. Class A (Software)	(a)	2,781	357,859
Autodesk, Inc. (Software)	(a)	4,048	756,450
Automatic Data Processing, Inc. (IT Svs.)		7,779	1,858,092
Broadcom, Inc. (Semiconductors & Equip.)		7,595	4,246,592
Cadence Design Systems, Inc. (Software)	(a)	5,144	826,332
Cisco Systems, Inc. (Communications Equip.)		77,037	3,670,043
Cognizant Technology Solutions Corp. Class A (IT Svs.)		9,637	551,140
Crowdstrike Holdings, Inc. Class A (Software)	(a)	4,093	430,952
Datadog, Inc. Class A (Software)	(a)	5,477	402,559
Enphase Energy, Inc. (Semiconductors & Equip.)	(a)	2,549	675,383
Fiserv, Inc. (IT Svs.)	(a)	11,908	1,203,542
Fortinet, Inc. (Software)	(a)	14,650	716,238
GLOBALFOUNDRIES, Inc. (Semiconductors & Equip.)	(a)	10,222	550,864
Intel Corp. (Semiconductors & Equip.)		77,391	2,045,444
Intuit, Inc. (Software)		5,268	2,050,411
KLA Corp. (Semiconductors & Equip.)		2,658	1,002,146
Lam Research Corp. (Semiconductors & Equip.)		2,557	1,074,707
Marvell Technology, Inc. (Semiconductors & Equip.)		15,988	592,195
Microchip Technology, Inc. (Semiconductors & Equip.)		10,314	724,558
Micron Technology, Inc. (Semiconductors & Equip.)		20,387	1,018,942
Microsoft Corp. (Software)		107,306	25,734,125
NVIDIA Corp. (Semiconductors & Equip.)		46,131	6,741,584
NXP Semiconductors N.V. (Semiconductors & Equip.)		4,859	767,868

68	(continued)

Ohio National Fund, Inc.	ON Nasdaq-100® Index Portfolio (Continued)

Schedule of Investments	December 31, 2022

Common Stocks (Continued)		Shares	Value

INFORMATION TECHNOLOGY (continued)
Palo Alto Networks, Inc. (Software)	(a)	5,670	$791,192
Paychex, Inc. (IT Svs.)		6,758	780,954
PayPal Holdings, Inc. (IT Svs.)	(a)	21,378	1,522,541
QUALCOMM, Inc. (Semiconductors & Equip.)		21,022	2,311,159
Synopsys, Inc. (Software)	(a)	2,868	915,724
Texas Instruments, Inc. (Semiconductors & Equip.)		17,019	2,811,879
Workday, Inc. Class A (Software)	(a)	3,788	633,846
Zoom Video Communications, Inc. Class A (Software)	(a)	4,607	312,078
Zscaler, Inc. (Software)	(a)	2,704	302,578

			101,740,611

UTILITIES – 1.4%
American Electric Power Co., Inc. (Electric Utilities)		9,636	914,938

Common Stocks (Continued)	Shares	Value

UTILITIES (continued)
Constellation Energy Corp. (Electric Utilities)	6,132	$528,640
Exelon Corp. (Electric Utilities)	18,635	805,591
Xcel Energy, Inc. (Electric Utilities)	10,262	719,469

		2,968,638

Total Common Stocks (Cost $163,166,444)		$204,387,215

U.S. Treasury Obligations –0.1%		Rate	Maturity	Face Amount	Value
U.S. Treasury Bill	(b)	0.000%	01/26/2023	$100,000	$99,752

Total U.S. Treasury Obligations (Cost $99,915)					$99,752

Total Investments – 98.1% (Cost $163,266,359)				(c)	$204,486,967
Other Assets in Excess of Liabilities – 1.9%				(b)	4,024,962

Net Assets – 100.0%					$208,511,929

Percentages are stated as a percent of net assets.

Abbreviations:

ADR:   American Depositary Receipts

Footnotes:

(a)	Non-income producing security.
(b)

Security is fully pledged, in addition to $43,438 of the Portfolio’s cash holdings, as collateral for the futures contracts outstanding at December 31, 2022. See also the following Schedule of Open Futures Contracts.

(c)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Schedule of Open Futures Contracts	December 31, 2022

Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
CME E-mini Nasdaq-100 Index - Long	9	March 17, 2023	$2,067,860	$1,984,005	$(83,855)	$(1,890)

The accompanying notes are an integral part of these financial statements.

69

Ohio National Fund, Inc.	ON BlackRock Advantage Large Cap Core Portfolio (Unaudited)

Objective/Strategy

The ON BlackRock Advantage Large Cap Core Portfolio seeks long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in common stocks of the 1,000 largest publicly traded U.S. companies in terms of market capitalization.

Performance as of December 31, 2022

Average Annual returns
One year	-19.56%
Five years	5.89%
Ten years	12.10%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in the Portfolio’s shares is obtained either through an allocation to the Portfolio as an investment vehicle within variable life insurance policies or annuity contracts, or as an underlying investment by the ON Model Portfolios. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 0.69% per the Fund’s prospectus dated April 29, 2022. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2022 can be found in the Portfolio’s Financial Highlights.

Comments from Sub-Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the year ended December 31, 2022, the Portfolio returned -19.56% versus -18.11% for its benchmark, the S&P 500® Index.

Q. Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A. Portfolio underperformance was primarily driven by weakness in the first quarter. Fundamental insights struggled in the first half of the year, driven by growth-related quality measures, with partial recovery in the second half of the year. Fundamental quality insights with a growth flavor, such as measures of company culture, founder involvement, and company benefits, were a detractor amid the market’s value style preference. Nontraditional measures, such as environment-related measures that evaluate green patents and emissions levels underperformed as energy-related firms outperformed their lower emissions counterparts.

However, fundamental value insights were strong contributors, particularly in the first and fourth quarters, amid the prevailing market style preference. Namely, insights evaluating company earnings yield, sales, and other financial statement metrics contributed. Defensive quality measures also performed well with measures relating to stability, balance sheet quality, and internal financing ability contributing against the broad market decline. (1)

Q. How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark?

A. Security selection drove the Portfolio’s underperformance, specifically within the Information Technology and Consumer Staples sectors. This detraction was partially offset by picks within the Energy sector. Sector allocation decisions also offset some of the detraction from selection, notably with underweights to Communication Services and Consumer Discretionary. An overweight to Energy detracted slightly. (1)

Q. Which securities contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. From a security standpoint, the Portfolio’s overweights to EOG Resources, Inc., a Texas-based Energy company, and oilfield services company Schlumberger Ltd. / N.V. were top contributors to relative performance for the year. The stocks benefitted from the broader energy rally and the runup in commodities prices.

In contrast, an overweight to EcoLab, Inc. was a key detractor from relative performance, as the stock struggled against supply chain challenges, as well as rising input costs. An early overweight to IDEXX Laboratories, Inc. detracted, as the company missed its first quarter earnings estimate and lowered its forward guidance. (1)

Q. How did the Portfolio’s use of derivative instruments and initial public offerings (IPOs), if any, impact performance?

A. Pursuant to the Portfolio’s investment strategy, futures contracts were used to prevent a cash drag on performance. Futures contracts detracted 24 basis points, in aggregate, from the Portfolio’s absolute return for the year. The Portfolio did not participate in any IPOs during the period. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2022.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P 500® Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index presented includes the effects of reinvested dividends.

Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

70	(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage Large Cap Core Portfolio (Unaudited) (Continued)

Portfolio Composition as of December 31, 2022 (1)

% of Net Assets
Common Stocks (4)	98.3
Other Net Assets	1.7

100.0

Top 10 Portfolio Holdings as of December 31, 2022 (1) (2) (3)

		% of Net Assets
1.	Microsoft Corp.	6.1
2.	Apple, Inc.	5.8
3.	Amazon.com, Inc.	2.3
4.	Alphabet, Inc. Class A	2.1
5.	PepsiCo, Inc.	1.9
6.	Exxon Mobil Corp.	1.6
7.	Alphabet, Inc. Class C	1.5
8.	Chevron Corp.	1.4
9.	Cigna Corp.	1.4
10.	UnitedHealth Group, Inc.	1.4

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Common Stocks):

% of Net Assets
Information Technology	25.1
Health Care	15.9
Financials	10.9
Consumer Discretionary	9.2
Industrials	8.8
Consumer Staples	7.4
Communication Services	6.9
Energy	5.6
Real Estate	3.1
Materials	2.8
Utilities	2.6

98.3

71

Ohio National Fund, Inc.	ON BlackRock Advantage Large Cap Core Portfolio

Schedule of Investments	December 31, 2022

Common Stocks – 98.3%		Shares	Value

COMMUNICATION SERVICES – 6.9%
Alphabet, Inc. Class A (Interactive Media & Svs.)	(a)	74,620	$6,583,723
Alphabet, Inc. Class C (Interactive Media & Svs.)	(a)	52,672	4,673,587
Comcast Corp. Class A (Media)		73,429	2,567,812
Fox Corp. Class A (Media)		106,543	3,235,711
Fox Corp. Class B (Media)		1,596	45,406
Live Nation Entertainment, Inc. (Entertainment).	(a)	4,302	300,021
Meta Platforms, Inc. Class A (Interactive Media & Svs.)	(a)	23,181	2,789,602
Snap, Inc. Class A (Interactive Media & Svs.)	(a)	48,314	432,410
Verizon Communications, Inc. (Diversified Telecom. Svs.)		20,331	801,041
Warner Bros Discovery, Inc. (Entertainment)	(a)	13,992	132,644

			21,561,957

CONSUMER DISCRETIONARY – 9.2%
Amazon.com, Inc. (Internet & Direct Marketing Retail)	(a)	84,590	7,105,560
AutoNation, Inc. (Specialty Retail)	(a)	7,808	837,798
Best Buy Co., Inc. (Specialty Retail)		2,176	174,537
eBay, Inc. (Internet & Direct Marketing Retail)		45,159	1,872,744
Home Depot, Inc. / The (Specialty Retail)		13,835	4,369,923
Lear Corp. (Auto Components)		5,683	704,806
Lowe’s Cos., Inc. (Specialty Retail)		11,002	2,192,038
Lululemon Athletica, Inc. (Textiles, Apparel & Luxury Goods)	(a)	4,866	1,558,969
McDonald’s Corp. (Hotels, Restaurants & Leisure)		4,007	1,055,965
Starbucks Corp. (Hotels, Restaurants & Leisure)		4,634	459,693
Target Corp. (Multiline Retail)		5,744	856,086
Tesla, Inc. (Automobiles)	(a)	24,618	3,032,445
Travel + Leisure Co. (Hotels, Restaurants & Leisure)		50,104	1,823,786
Ulta Beauty, Inc. (Specialty Retail)	(a)	3,434	1,610,786
Whirlpool Corp. (Household Durables)		3,181	449,984
Yum! Brands, Inc. (Hotels, Restaurants & Leisure)		5,850	749,268

			28,854,388

CONSUMER STAPLES – 7.4%
Brown-Forman Corp. Class B (Beverages)		21,618	1,419,870
Colgate-Palmolive Co. (Household Products)		48,917	3,854,171
Costco Wholesale Corp. (Food & Staples Retailing)		2,592	1,183,248
Hershey Co. / The (Food Products)		9,037	2,092,698
Kroger Co. / The (Food & Staples Retailing)		21,234	946,612
Mondelez International, Inc. Class A (Food Products)		26,985	1,798,550
PepsiCo, Inc. (Beverages)		32,786	5,923,119
Procter & Gamble Co. / The (Household Products)		23,702	3,592,275
Tyson Foods, Inc. Class A (Food Products)		21,529	1,340,180
Walmart, Inc. (Food & Staples Retailing)		7,156	1,014,649

			23,165,372

ENERGY – 5.6%
Chevron Corp. (Oil, Gas & Consumable Fuels)		25,178	4,519,199
EOG Resources, Inc. (Oil, Gas & Consumable Fuels)		15,293	1,980,750
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)		45,866	5,059,020
Halliburton Co. (Energy Equip. & Svs.)		29,974	1,179,477
Marathon Oil Corp. (Oil, Gas & Consumable Fuels)		22,044	596,731
Marathon Petroleum Corp. (Oil, Gas & Consumable Fuels)		16,885	1,965,245

Common Stocks (Continued)		Shares	Value

ENERGY (continued)
Schlumberger Ltd. / N.V. (Energy Equip. & Svs.)		31,644	$1,691,688
Valero Energy Corp. (Oil, Gas & Consumable Fuels)		3,759	476,867

			17,468,977

FINANCIALS – 10.9%
American Express Co. (Consumer Finance)		28,372	4,191,963
Bank of America Corp. (Banks)		82,167	2,721,371
Bank of New York Mellon Corp. / The (Capital Markets)		20,270	922,690
Berkshire Hathaway, Inc. Class B (Diversified Financial Svs.)	(a)	14,216	4,391,322
Capital One Financial Corp. (Consumer Finance)		15,428	1,434,187
CBOE Global Markets, Inc. (Capital Markets)		3,310	415,306
Citigroup, Inc. (Banks)		6,989	316,113
CME Group, Inc. (Capital Markets)		7,917	1,331,323
Discover Financial Services (Consumer Finance)		9,080	888,296
JPMorgan Chase & Co. (Banks)		4,658	624,638
Marsh & McLennan Cos., Inc. (Insurance)		23,299	3,855,519
MetLife, Inc. (Insurance)		52,877	3,826,709
Travelers Cos., Inc. / The (Insurance)		15,259	2,860,910
U.S. Bancorp (Banks)		34,522	1,505,504
Voya Financial, Inc. (Diversified Financial Svs.)		44,835	2,756,904
Wells Fargo & Co. (Banks)		50,274	2,075,813

			34,118,568

HEALTH CARE – 15.9%
Abbott Laboratories (Health Care Equip. & Supplies)		16,536	1,815,487
AbbVie, Inc. (Biotechnology)		8,668	1,400,835
Agilent Technologies, Inc. (Life Sciences Tools & Svs.)		20,533	3,072,763
AmerisourceBergen Corp. (Health Care Providers & Svs.)		8,512	1,410,524
Amgen, Inc. (Biotechnology)		10,466	2,748,790
Becton Dickinson and Co. (Health Care Equip. & Supplies)		11,262	2,863,927
Biogen, Inc. (Biotechnology)	(a)	2,340	647,993
Boston Scientific Corp. (Health Care Equip. & Supplies)	(a)	49,237	2,278,196
Bristol-Myers Squibb Co. (Pharmaceuticals)		7,069	508,615
Cigna Corp. (Health Care Providers & Svs.)		13,459	4,459,505
CVS Health Corp. (Health Care Providers & Svs.)		15,419	1,436,897
Danaher Corp. (Life Sciences Tools & Svs.)		12,032	3,193,533
Elevance Health, Inc. (Health Care Providers & Svs.)		4,428	2,271,431
Eli Lilly & Co. (Pharmaceuticals)		8,918	3,262,561
Gilead Sciences, Inc. (Biotechnology)		6,266	537,936
Johnson & Johnson (Pharmaceuticals)		23,349	4,124,601
Medtronic PLC (Health Care Equip. & Supplies)		14,290	1,110,619
Merck & Co., Inc. (Pharmaceuticals)		15,216	1,688,215
Pfizer, Inc. (Pharmaceuticals)		48,593	2,489,905
Teladoc Health, Inc. (Health Care Technology)	(a)	17,134	405,219
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Svs.)		6,411	3,530,474
UnitedHealth Group, Inc. (Health Care Providers & Svs.)		8,411	4,459,344
Veeva Systems, Inc. Class A (Health Care Technology)	(a)	2,347	378,759

			50,096,129

INDUSTRIALS – 8.8%
CSX Corp. (Road & Rail)		21,465	664,986
Curtiss-Wright Corp. (Aerospace & Defense)		8,193	1,368,149
Deere & Co. (Machinery)		7,883	3,379,915

72	(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage Large Cap Core Portfolio (Continued)

Schedule of Investments	December 31, 2022

Common Stocks (Continued)		Shares	Value

INDUSTRIALS (continued)
Eaton Corp. PLC (Electrical Equip.)		8,882	$1,394,030
General Dynamics Corp. (Aerospace & Defense)		13,819	3,428,632
HEICO Corp. (Aerospace & Defense)		4,628	711,046
Honeywell International, Inc. (Industrial Conglomerates)		3,950	846,485
Illinois Tool Works, Inc. (Machinery)		10,474	2,307,422
Lockheed Martin Corp. (Aerospace & Defense)		7,637	3,715,324
PACCAR, Inc. (Machinery)		22,668	2,243,452
SiteOne Landscape Supply, Inc. (Trading Companies & Distributors)	(a)	6,550	768,446
Snap-on, Inc. (Machinery)		4,324	987,991
Timken Co. / The (Machinery)		17,467	1,234,393
Union Pacific Corp. (Road & Rail)		1,842	381,423
United Parcel Service, Inc. Class B (Air Freight & Logistics)		10,368	1,802,373
W.W. Grainger, Inc. (Trading Companies & Distributors)		1,512	841,050
Xylem, Inc. (Machinery)		14,958	1,653,906

			27,729,023

INFORMATION TECHNOLOGY – 25.1%
Accenture PLC Class A (IT Svs.)		4,212	1,123,930
Adobe, Inc. (Software)	(a)	7,982	2,686,183
Advanced Micro Devices, Inc. (Semiconductors & Equip.)	(a)	10,093	653,724
Analog Devices, Inc. (Semiconductors & Equip.)		26,958	4,421,921
Apple, Inc. (Tech. Hardware, Storage & Periph.)		139,168	18,082,098
Applied Materials, Inc. (Semiconductors & Equip.)		19,014	1,851,583
Automatic Data Processing, Inc. (IT Svs.)		8,412	2,009,290
Cognizant Technology Solutions Corp. Class A (IT Svs.)		22,574	1,291,007
Dell Technologies, Inc. Class C (Tech. Hardware, Storage & Periph.)		16,821	676,541
Enphase Energy, Inc. (Semiconductors & Equip.)	(a)	1,064	281,917
Flex Ltd. (Electronic Equip., Instr. & Comp.)	(a)	96,743	2,076,105
Hewlett Packard Enterprise Co. (Tech. Hardware, Storage & Periph.)		89,567	1,429,489
Intel Corp. (Semiconductors & Equip.)		75,410	1,993,086
Intuit, Inc. (Software)		1,356	527,782
Juniper Networks, Inc. (Communications Equip.)		30,699	981,140
KLA Corp. (Semiconductors & Equip.)		2,212	833,990

Common Stocks (Continued)		Shares	Value

INFORMATION TECHNOLOGY (continued)
Lam Research Corp. (Semiconductors & Equip.)		1,790	$752,337
Mastercard, Inc. Class A (IT Svs.)		8,168	2,840,259
Microsoft Corp. (Software)		79,239	19,003,097
NVIDIA Corp. (Semiconductors & Equip.)		15,270	2,231,558
NXP Semiconductors N.V. (Semiconductors & Equip.)		2,339	369,632
PayPal Holdings, Inc. (IT Svs.)	(a)	22,310	1,588,918
QUALCOMM, Inc. (Semiconductors & Equip.)		10,655	1,171,411
Salesforce, Inc. (Software)	(a)	17,498	2,320,060
ServiceNow, Inc. (Software)	(a)	4,681	1,817,492
Silicon Laboratories, Inc. (Semiconductors & Equip.)	(a)	7,384	1,001,787
TE Connectivity Ltd. (Electronic Equip., Instr. & Comp.)		2,404	275,979
Visa, Inc. (IT Svs.)		16,028	3,329,977
Workday, Inc. Class A (Software)	(a)	6,553	1,096,514

			78,718,807

MATERIALS – 2.8%
Corteva, Inc. (Chemicals)		25,884	1,521,461
Ecolab, Inc. (Chemicals)		20,685	3,010,909
FMC Corp. (Chemicals)		12,328	1,538,534
Linde PLC (Chemicals)		5,158	1,682,436
Newmont Corp. (Metals & Mining)		6,733	317,798
Steel Dynamics, Inc. (Metals & Mining)		7,068	690,544

			8,761,682

REAL ESTATE – 3.1%
Crown Castle, Inc. (Equity REIT)		3,241	439,610
Equity Residential (Equity REIT)		28,548	1,684,332
Essex Property Trust, Inc. (Equity REIT)		8,324	1,764,022
Prologis, Inc. (Equity REIT)		23,281	2,624,467
Simon Property Group, Inc. (Equity REIT)		27,515	3,232,462

			9,744,893

UTILITIES – 2.6%
CMS Energy Corp. (Multi-Utilities)		34,895	2,209,900
DTE Energy Co. (Multi-Utilities)		31,120	3,657,534
Evergy, Inc. (Electric Utilities)		29,281	1,842,653
Vistra Corp. (Ind. Power & Renewable Elec.)		23,599	547,497

			8,257,584

Total Common Stocks (Cost $319,979,596)			$308,477,380

Total Investments – 98.3% (Cost $319,979,596)	(b)		$308,477,380
Other Assets in Excess of Liabilities – 1.7%	(c)		5,320,659

Net Assets – 100.0%			$313,798,039

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.
(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.
(c)	Includes $265,000 of cash pledged as collateral for the futures contracts outstanding at December 31, 2022. See also the following Schedule of Open Futures Contracts.

The accompanying notes are an integral part of these financial statements.

Schedule of Open Futures Contracts	December 31, 2022

Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
CME E-mini S&P 500 Index - Long	25	March 17, 2023	$4,967,337	$4,826,250	$(141,087)	$(13,438)

The accompanying notes are an integral part of these financial statements.

73

Ohio National Fund, Inc.	ON BlackRock Advantage Small Cap Growth Portfolio (Unaudited)

Objective/Strategy

The ON BlackRock Advantage Small Cap Growth Portfolio seeks long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in stocks of small capitalization companies with a market capitalization at the time of investment that is no greater than the largest market capitalization of a company in the Russell 2000® Index for the previous twelve months.

Performance as of December 31, 2022

Average Annual returns
One year	-26.12%
Five years	5.59%
Ten years	9.09%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in the Portfolio’s shares is obtained either through an allocation to the Portfolio as an investment vehicle within variable life insurance policies or annuity contracts, or as an underlying investment by the ON Model Portfolios. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 0.85% per the Fund’s prospectus dated April 29, 2022. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2022 can be found in the Portfolio’s Financial Highlights.

Comments from Sub-Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the year ended December 31, 2022, the Portfolio returned -26.12% versus -26.36% for its benchmark, the Russell 2000® Growth Index.

Q. Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A. The Portfolio performed well amid the volatile market backdrop, leading to a slight outperformance that was bolstered by a particularly strong fourth quarter. Fundamental insights with a preference for attractively priced growth companies drove gains.

Traditional fundamental insights led positive performance for the year, as they benefitted from the market style preference. Traditional valuation metrics measuring company earnings yield, sales across valuations, and other financial statement metrics all contributed. Additionally, stability-related fundamental measures, such as insights with a preference for lower volatility stocks, performed well amid the broader risk-off market tone.

Sentiment-based measures also consistently contributed to performance, specifically through insights that identified sustained market trends which was reflected in persistent price returns. Elsewhere, insights evaluating management sentiment through conference call text helped to correctly position the Portfolio as the market grappled between competing themes of rate hikes and hopes for a dovish policy shift.

Conversely, fundamental quality insights with a growth flavor struggled as investor preference penalized growth in favor of relative valuation. Insights evaluating managerial quality, corporate culture, and founder involvement detracted. Nontraditional fundamental quality measures, specifically ESG insights, struggled as markets continued to focus on macro dynamics over company results. Particularly, environment-related insights, such as those that evaluate emissions levels, detracted from performance. (1)

Q. How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark?

A. Allocation and selection decisions were each beneficial to Portfolio performance, with most of the outperformance coming within security selection, specifically within the Industrials and Energy sectors. These results were offset somewhat by selection within Materials and Health Care. While impacts from sector allocation were modest, the Portfolio benefitted from an overweight to Information Technology and an underweight to Financials. An underweight to Consumer Staples detracted. (1)

Q. Which securities contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. From a security standpoint, the Portfolio’s overweight position in Applied Industrial Technologies, Inc. was a top contributor to relative performance for the year, as the stock benefitted from sustained demand for industrial products as supply chains continued to ease. An overweight to food retailer Lancaster Colony Corp. was also a top contributor amid market focus on consumer staples.

Hindering results was an overweight stance in Siteone Landscape Supply, Inc., as the stock struggled against supply chain challenges, as well as rising input costs. An overweight to Health Care stock Omnicell, Inc. was a key detractor, as the company dealt with rising costs of production. (1)

Q. How did the Portfolio’s use of derivative instruments and initial public offerings (IPOs), if any, impact performance?

A. Pursuant to the Portfolio’s investment strategy, futures contracts were used to prevent a cash drag on performance. Futures contracts detracted 43 basis points, in aggregate, from the Portfolio’s absolute return for the year. The Portfolio also participated in two IPOs, which detracted 3 basis points from absolute return, in aggregate, led by a 3 basis point detraction from Bausch + Lomb Corp. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2022.

74	(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage Small Cap Growth Portfolio (Unaudited) (Continued)

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes the Russell 2000® Index companies with higher price-to-value ratios and higher forecasted growth values. The Russell 2000® Index includes the 2000 firms from the Russell 3000® Index with the smallest market capitalizations. The Russell 3000® Index represents 98% of the investable U.S. equity market. The index presented includes the effects of reinvested dividends.

Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

Portfolio Composition as of December 31, 2022 (1)

% of Net Assets
Common Stocks (4)	98.1
Rights (4)	0.0
Other Net Assets	1.9

100.0

Top 10 Portfolio Holdings as of December 31, 2022 (1) (2) (3)

		% of Net Assets
1.	Applied Industrial Technologies, Inc.	1.7
2.	EMCOR Group, Inc.	1.3
3.	Franklin Electric Co., Inc.	1.2
4.	Chord Energy Corp.	1.1
5.	Silicon Laboratories, Inc.	1.1
6.	Insperity, Inc.	1.1
7.	Lancaster Colony Corp.	1.0
8.	Lattice Semiconductor Corp.	0.9
9.	Power Integrations, Inc.	0.9
10.	Iridium Communications, Inc.	0.9

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Common Stocks, Rights):

% of Net Assets
Health Care	23.0
Information Technology	19.9
Industrials	18.7
Consumer Discretionary	10.6
Energy	7.4
Financials	4.5
Consumer Staples	3.9
Materials	3.6
Utilities	2.3
Communication Services	2.2
Real Estate	2.0

98.1

75

Ohio National Fund, Inc.	ON BlackRock Advantage Small Cap Growth Portfolio

Schedule of Investments	December 31, 2022

Common Stocks – 98.1%		Shares	Value

COMMUNICATION SERVICES – 2.2%
Bandwidth, Inc. Class A (Diversified Telecom. Svs.)	(a)	12,048	$276,502
Cargurus, Inc. (Interactive Media & Svs.)	(a)	3,519	49,301
Cinemark Holdings, Inc. (Entertainment)	(a)	22,619	195,881
Eventbrite, Inc. Class A (Interactive Media & Svs.)	(a)	9,898	58,002
EverQuote, Inc. Class A (Interactive Media & Svs.)	(a)	3,933	57,972
IDT Corp. Class B (Diversified Telecom. Svs.)	(a)	8,567	241,332
Iridium Communications, Inc. (Diversified Telecom. Svs.)	(a)	23,086	1,186,620
Ooma, Inc. (Diversified Telecom. Svs.)	(a)	7,140	97,247
Shutterstock, Inc. (Interactive Media & Svs.)		5,226	275,515
Yelp, Inc. (Interactive Media & Svs.)	(a)	3,270	89,402
Ziff Davis, Inc. (Interactive Media & Svs.)	(a)	5,779	457,119

			2,984,893

CONSUMER DISCRETIONARY – 10.6%
1-800-Flowers.com, Inc. Class A (Internet & Direct Marketing Retail)	(a)	25,190	240,816
2U, Inc. (Diversified Consumer Svs.)	(a)	27,237	170,776
Accel Entertainment, Inc. (Hotels, Restaurants & Leisure)	(a)	32,387	249,380
Asbury Automotive Group, Inc. (Specialty Retail)	(a)	1,531	274,432
Boot Barn Holdings, Inc. (Specialty Retail)	(a)	5,371	335,795
Chegg, Inc. (Diversified Consumer Svs.)	(a)	9,955	251,563
Crocs, Inc. (Textiles, Apparel & Luxury Goods)	(a)	7,805	846,296
Dave & Buster’s Entertainment, Inc. (Hotels, Restaurants & Leisure)	(a)	3,650	129,356
Dillard’s, Inc. Class A (Multiline Retail)		1,805	583,376
Duolingo, Inc. (Diversified Consumer Svs.)	(a)	1,719	122,273
Fox Factory Holding Corp. (Auto Components)	(a)	5,638	514,355
GoPro, Inc. Class A (Household Durables)	(a)	57,623	286,963
Hilton Grand Vacations, Inc. (Hotels, Restaurants & Leisure)	(a)	17,716	682,775
International Game Technology PLC (Hotels, Restaurants & Leisure)		25,259	572,874
iRobot Corp. (Household Durables)	(a)	2,737	131,732
LCI Industries (Auto Components)		6,080	562,096
M.D.C. Holdings, Inc. (Household Durables)		18,277	577,553
Malibu Boats, Inc. Class A (Leisure Products)	(a)	7,654	407,958
MarineMax, Inc. (Specialty Retail)	(a)	9,315	290,814
Murphy U.S.A., Inc. (Specialty Retail)		3,888	1,086,852
Overstock.com, Inc. (Internet & Direct Marketing Retail)	(a)	12,750	246,840
Papa John’s International, Inc. (Hotels, Restaurants & Leisure)		8,993	740,214
Patrick Industries, Inc. (Auto Components)		6,155	372,993
RealReal, Inc. / The (Internet & Direct Marketing Retail)	(a)	25,373	31,716
Rush Street Interactive, Inc. (Hotels, Restaurants & Leisure)	(a)	10,070	36,151
Shake Shack, Inc. Class A (Hotels, Restaurants & Leisure)	(a)	11,724	486,898
Signet Jewelers Ltd. (Specialty Retail)		4,659	316,812
Sonic Automotive, Inc. Class A (Specialty Retail)		11,479	565,570
Steven Madden Ltd. (Textiles, Apparel & Luxury Goods)		6,292	201,092
Stitch Fix, Inc. Class A (Internet & Direct Marketing Retail)	(a)	14,615	45,453
Texas Roadhouse, Inc. (Hotels, Restaurants & Leisure)		12,471	1,134,237
Visteon Corp. (Auto Components)	(a)	4,464	584,025
Wingstop, Inc. (Hotels, Restaurants & Leisure)		6,959	957,698
Winnebago Industries, Inc. (Automobiles)		6,522	343,709

			14,381,443

Common Stocks (Continued)		Shares	Value

CONSUMER STAPLES – 3.9%
Andersons, Inc. / The (Food & Staples Retailing)		13,948	$488,040
BellRing Brands, Inc. (Personal Products)	(a)	11,298	289,681
Cal-Maine Foods, Inc. (Food Products)		5,910	321,799
Celsius Holdings, Inc. (Beverages)	(a)	2,452	255,106
Central Garden & Pet Co. Class A (Household Products)	(a)	9,778	350,052
Coca-Cola Consolidated, Inc. (Beverages)		546	279,749
elf Beauty, Inc. (Personal Products)	(a)	3,513	194,269
Herbalife Nutrition Ltd. (Personal Products)	(a)	16,841	250,594
Hostess Brands, Inc. (Food Products)	(a)	17,404	390,546
Lancaster Colony Corp. (Food Products)		7,002	1,381,495
Medifast, Inc. (Personal Products)		5,444	627,965
Sprouts Farmers Market, Inc. (Food & Staples Retailing)	(a)	3,892	125,984
Vital Farms, Inc. (Food Products)	(a)	20,905	311,903

			5,267,183

ENERGY – 7.4%
Cactus, Inc. Class A (Energy Equip. & Svs.)		6,749	339,205
ChampionX Corp. (Energy Equip. & Svs.)		12,609	365,535
Chord Energy Corp. (Oil, Gas & Consumable Fuels)		11,053	1,512,161
Delek U.S. Holdings, Inc. (Oil, Gas & Consumable Fuels)		15,414	416,178
Denbury, Inc. (Oil, Gas & Consumable Fuels)	(a)	3,933	342,250
Energy Fuels, Inc. (Oil, Gas & Consumable Fuels)	(a)	14,224	88,331
Evolution Petroleum Corp. (Oil, Gas & Consumable Fuels)		29,730	224,461
Liberty Energy, Inc. (Energy Equip. & Svs.)		44,614	714,270
Magnolia Oil & Gas Corp. Class A (Oil, Gas & Consumable Fuels)		11,374	266,720
Matador Resources Co. (Oil, Gas & Consumable Fuels)		14,881	851,788
Murphy Oil Corp. (Oil, Gas & Consumable Fuels)		8,632	371,262
Nabors Industries Ltd. (Energy Equip. & Svs.)	(a)	3,022	468,017
NexTier Oilfield Solutions, Inc. (Energy Equip. & Svs.)	(a)	25,671	237,200
Oceaneering International, Inc. (Energy Equip. & Svs.)	(a)	23,528	411,505
Ovintiv, Inc. (Oil, Gas & Consumable Fuels)		12,120	614,605
Patterson-UTI Energy, Inc. (Energy Equip. & Svs.)		25,731	433,310
PBF Energy, Inc. Class A (Oil, Gas & Consumable Fuels)		8,027	327,341
ProPetro Holding Corp. (Energy Equip. & Svs.) .	(a)	15,350	159,180
Scorpio Tankers, Inc. (Oil, Gas & Consumable Fuels)		4,584	246,482
SM Energy Co. (Oil, Gas & Consumable Fuels)		26,944	938,460
Smart Sand, Inc. (Energy Equip. & Svs.)	(a)	47,289	84,647
Valaris Ltd. (Energy Equip. & Svs.)	(a)	7,916	535,280

			9,948,188

FINANCIALS – 4.5%
Artisan Partners Asset Management, Inc. Class A (Capital Markets)		12,462	370,121
Cohen & Steers, Inc. (Capital Markets)		6,316	407,761
Essent Group Ltd. (Thrifts & Mortgage Finance)		19,608	762,359
Federal Agricultural Mortgage Corp. Class C (Thrifts & Mortgage Finance)		5,490	618,778
First Financial Bankshares, Inc. (Banks)		12,534	431,170
Hamilton Lane, Inc. Class A (Capital Markets)		10,125	646,785
Houlihan Lokey, Inc. (Capital Markets)		8,336	726,566
Kinsale Capital Group, Inc. (Insurance)		1,472	384,957
Moelis & Co. Class A (Capital Markets)		7,763	297,866

76	(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage Small Cap Growth Portfolio (Continued)

Schedule of Investments	December 31, 2022

Common Stocks (Continued)		Shares	Value

FINANCIALS (continued)
Open Lending Corp. Class A (Capital Markets)	(a)	11,268	$76,059
RLI Corp. (Insurance)		4,710	618,282
Selectquote, Inc. (Insurance)	(a)	8,673	5,827
Stifel Financial Corp. (Capital Markets)		8,380	489,141
Trupanion, Inc. (Insurance)	(a)	5,319	252,812

			6,088,484

HEALTH CARE – 23.0%
ACADIA Pharmaceuticals, Inc. (Biotechnology)	(a)	12,690	202,025
Aclaris Therapeutics, Inc. (Pharmaceuticals)	(a)	7,879	124,094
Adaptive Biotechnologies Corp. (Life Sciences Tools & Svs.)	(a)	22,888	174,864
Agenus, Inc. (Biotechnology)	(a)	65,236	156,566
Alector, Inc. (Biotechnology)	(a)	11,265	103,976
Alkermes PLC (Biotechnology)	(a)	19,720	515,284
ALX Oncology Holdings, Inc. (Biotechnology)	(a)	1,291	14,550
Amarin Corp. PLC – ADR (Biotechnology)	(a)	17,101	20,692
American Well Corp. Class A (Health Care Technology)	(a)	51,120	144,670
Amicus Therapeutics, Inc. (Biotechnology)	(a)	34,993	427,265
AMN Healthcare Services, Inc. (Health Care Providers & Svs.)	(a)	6,660	684,781
Amphastar Pharmaceuticals, Inc. (Pharmaceuticals)	(a)	23,639	662,365
Apellis Pharmaceuticals, Inc. (Biotechnology)	(a)	12,533	648,081
Applied Molecular Transport, Inc. (Biotechnology)	(a)	2,404	1,010
Aptinyx, Inc. (Biotechnology)	(a)	23,975	7,022
Arcutis Biotherapeutics, Inc. (Biotechnology)	(a)	5,941	87,927
Arrowhead Pharmaceuticals, Inc. (Biotechnology)	(a)	8,746	354,738
Arvinas, Inc. (Pharmaceuticals)	(a)	3,865	132,222
Atara Biotherapeutics, Inc. (Biotechnology)	(a)	26,563	87,127
Athenex, Inc. (Biotechnology)	(a)	11,735	1,731
AtriCure, Inc. (Health Care Equip. & Supplies)	(a)	7,974	353,886
Atrion Corp. (Health Care Equip. & Supplies)		585	327,278
Avidity Biosciences, Inc. (Biotechnology)	(a)	5,306	117,740
Avrobio, Inc. (Biotechnology)	(a)	9,661	6,887
Axonics, Inc. (Health Care Equip. & Supplies)	(a)	6,527	408,133
Beam Therapeutics, Inc. (Biotechnology)	(a)	4,803	187,845
Berkeley Lights, Inc. (Life Sciences Tools & Svs.)	(a)	19,349	51,855
Beyondspring, Inc. (Biotechnology)	(a)	5,417	10,184
Biohaven Ltd. (Biotechnology)	(a)	2,278	31,619
Bionano Genomics, Inc. (Life Sciences Tools & Svs.)	(a)	24,308	35,490
Blueprint Medicines Corp. (Biotechnology)	(a)	11,921	522,259
Bridgebio Pharma, Inc. (Biotechnology)	(a)	17,777	135,461
C4 Therapeutics, Inc. (Biotechnology)	(a)	6,485	38,262
Cardiovascular Systems, Inc. (Health Care Equip. & Supplies)	(a)	15,137	206,166
CareDx, Inc. (Biotechnology)	(a)	4,195	47,865
Cerus Corp. (Health Care Equip. & Supplies)	(a)	42,400	154,760
Codexis, Inc. (Life Sciences Tools & Svs.)	(a)	17,805	82,971
Coherus Biosciences, Inc. (Biotechnology)	(a)	29,534	233,909
Collegium Pharmaceutical, Inc. (Pharmaceuticals)	(a)	15,250	353,800
Corcept Therapeutics, Inc. (Pharmaceuticals)	(a)	34,077	692,104
Cytokinetics, Inc. (Biotechnology)	(a)	3,206	146,899
Deciphera Pharmaceuticals, Inc. (Biotechnology)	(a)	9,562	156,721
Denali Therapeutics, Inc. (Biotechnology)	(a)	19,937	554,448
Editas Medicine, Inc. (Biotechnology)	(a)	20,268	179,777
Enanta Pharmaceuticals, Inc. (Biotechnology)	(a)	3,463	161,099
Ensign Group, Inc. / The (Health Care Providers & Svs.)		11,622	1,099,557
Evolent Health, Inc. Class A (Health Care Technology)	(a)	24,450	686,556

Common Stocks (Continued)			Shares	Value

HEALTH CARE (continued)
Fate Therapeutics, Inc. (Biotechnology)	(a	)	35,418	$357,368
Foghorn Therapeutics, Inc. (Biotechnology)	(a	)	8,256	52,673
Glaukos Corp. (Health Care Equip. & Supplies)	(a	)	2,764	120,732
Haemonetics Corp. (Health Care Equip. & Supplies)	(a	)	7,098	558,258
Halozyme Therapeutics, Inc. (Biotechnology)	(a	)	17,868	1,016,689
Harmony Biosciences Holdings, Inc. (Pharmaceuticals)	(a	)	5,031	277,208
Harpoon Therapeutics, Inc. (Biotechnology)	(a	)	849	616
HealthEquity, Inc. (Health Care Providers & Svs.)	(a	)	11,939	735,920
Heron Therapeutics, Inc. (Biotechnology)	(a	)	34,692	86,730
Heska Corp. (Health Care Equip. & Supplies)	(a	)	3,015	187,412
Insmed, Inc. (Biotechnology)	(a	)	22,842	456,383
Inspire Medical Systems, Inc. (Health Care Equip. & Supplies)	(a	)	4,369	1,100,464
Intellia Therapeutics, Inc. (Biotechnology)	(a	)	8,046	280,725
Intercept Pharmaceuticals, Inc. (Biotechnology)	(a	)	6,783	83,906
Intra-Cellular Therapies, Inc. (Pharmaceuticals)	(a	)	8,120	429,710
Invitae Corp. (Health Care Providers & Svs.)	(a	)	17,449	32,455
iRhythm Technologies, Inc. (Health Care Equip. & Supplies)	(a	)	1,936	181,345
Ironwood Pharmaceuticals, Inc. (Biotechnology)	(a	)	39,694	491,809
IVERIC bio, Inc. (Biotechnology)	(a	)	14,835	317,617
Karuna Therapeutics, Inc. (Biotechnology)	(a	)	3,095	608,167
Karyopharm Therapeutics, Inc. (Biotechnology)	(a	)	38,594	131,220
Kiniksa Pharmaceuticals Ltd. Class A (Biotechnology)	(a	)	17,844	267,303
Kymera Therapeutics, Inc. (Biotechnology)	(a	)	1,184	29,553
Lantheus Holdings, Inc. (Health Care Equip. & Supplies)	(a	)	9,563	487,330
LHC Group, Inc. (Health Care Providers & Svs.)	(a	)	3,489	564,136
LivaNova PLC (Health Care Equip. & Supplies)	(a	)	1,609	89,364
MacroGenics, Inc. (Biotechnology)	(a	)	3,552	23,834
Madrigal Pharmaceuticals, Inc. (Biotechnology)	(a	)	1,490	432,472
MannKind Corp. (Biotechnology)	(a	)	38,144	201,019
Medpace Holdings, Inc. (Life Sciences Tools & Svs.)	(a	)	3,629	770,836
Merit Medical Systems, Inc. (Health Care Equip. & Supplies)	(a	)	7,911	558,675
Mirum Pharmaceuticals, Inc. (Biotechnology)	(a	)	7,949	155,006
Neoleukin Therapeutics, Inc. (Biotechnology)	(a	)	9,004	4,583
Nevro Corp. (Health Care Equip. & Supplies)	(a	)	3,665	145,134
NGM Biopharmaceuticals, Inc. (Pharmaceuticals)	(a	)	9,360	46,987
NuVasive, Inc. (Health Care Equip. & Supplies)	(a	)	4,359	179,765
Omnicell, Inc. (Health Care Equip. & Supplies)	(a	)	9,174	462,553
Option Care Health, Inc. (Health Care Providers & Svs.)	(a	)	36,691	1,104,032
OraSure Technologies, Inc. (Health Care Equip. & Supplies)	(a	)	4,376	21,092
Oyster Point Pharma, Inc. (Biotechnology)	(a	)	429	4,792
Pacira BioSciences, Inc. (Pharmaceuticals)	(a	)	4,474	172,741
Personalis, Inc. (Life Sciences Tools & Svs.)	(a	)	10,337	20,467
Phreesia, Inc. (Health Care Technology)	(a	)	11,187	362,011
Progyny, Inc. (Health Care Providers & Svs.)	(a	)	15,151	471,954
Prometheus Biosciences, Inc. (Biotechnology)	(a	)	2,331	256,410
PTC Therapeutics, Inc. (Biotechnology)	(a	)	13,616	519,723
Recursion Pharmaceuticals, Inc. Class A (Biotechnology)	(a	)	7,184	55,389
Relay Therapeutics, Inc. (Biotechnology)	(a	)	14,951	223,368
Relmada Therapeutics, Inc. (Pharmaceuticals)	(a	)	5,208	18,176
Revance Therapeutics, Inc. (Pharmaceuticals)	(a	)	8,096	149,452
Rigel Pharmaceuticals, Inc. (Biotechnology)	(a	)	88,669	133,004

77	(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage Small Cap Growth Portfolio (Continued)

Schedule of Investments	December 31, 2022

Common Stocks (Continued)		Shares	Value

HEALTH CARE (continued)
Rocket Pharmaceuticals, Inc. (Biotechnology)	(a)	2,755	$53,915
Sangamo Therapeutics, Inc. (Biotechnology)	(a)	18,515	58,137
Seer, Inc. (Life Sciences Tools & Svs.)	(a)	2,905	16,849
Select Medical Holdings Corp. (Health Care Providers & Svs.)		14,667	364,182
Seres Therapeutics, Inc. (Biotechnology)	(a)	16,907	94,679
Shockwave Medical, Inc. (Health Care Equip. & Supplies)	(a)	5,684	1,168,687

Silk Road Medical, Inc. (Health Care Equip. & Supplies)	(a)	4,376	231,272
Sorrento Therapeutics, Inc. (Biotechnology)	(a)	45,196	40,044
STAAR Surgical Co. (Health Care Equip. & Supplies)	(a)	8,570	415,988
Sutro Biopharma, Inc. (Biotechnology)	(a)	13,219	106,810
Tactile Systems Technology, Inc. (Health Care Equip. & Supplies)	(a)	6,253	71,784
TG Therapeutics, Inc. (Biotechnology)	(a)	15,198	179,792
Theravance Biopharma, Inc. (Pharmaceuticals)	(a)	18,256	204,832
Twist Bioscience Corp. (Biotechnology)	(a)	8,104	192,956
Vaxcyte, Inc. (Biotechnology)	(a)	5,427	260,225
Veradigm, Inc. (Health Care Technology)	(a)	13,436	237,011
Vericel Corp. (Biotechnology)	(a)	5,321	140,155
Viemed Healthcare, Inc. (Health Care Providers & Svs.)	(a)	11,958	90,402
Y-mAbs Therapeutics, Inc. (Biotechnology)	(a)	4,746	23,160
Zentalis Pharmaceuticals, Inc. (Biotechnology)	(a)	1,298	26,142
Zynex, Inc. (Health Care Equip. & Supplies)	(a)	4,771	66,365

			31,016,476

INDUSTRIALS – 18.7%
Aerojet Rocketdyne Holdings, Inc. (Aerospace & Defense)	(a)	10,831	605,778
Altra Industrial Motion Corp. (Machinery)		4,106	245,334
Ameresco, Inc. Class A (Construction & Engineering)	(a)	5,464	312,213
Applied Industrial Technologies, Inc. (Trading Companies & Distributors)		17,568	2,214,095
ASGN, Inc. (Professional Svs.)	(a)	4,144	337,653
Astec Industries, Inc. (Machinery)		4,436	180,368
Atkore, Inc. (Electrical Equip.)	(a)	9,433	1,069,891
Bloom Energy Corp. Class A (Electrical Equip.)	(a)	36,804	703,692
Chart Industries, Inc. (Machinery)	(a)	4,433	510,815
Cimpress PLC (Commercial Svs. & Supplies)	(a)	1,170	32,304
Comfort Systems U.S.A., Inc. (Construction & Engineering)		1,618	186,199
Dycom Industries, Inc. (Construction & Engineering)	(a)	2,423	226,793
EMCOR Group, Inc. (Construction & Engineering)		12,173	1,802,943
Evoqua Water Technologies Corp. (Machinery)	(a)	17,615	697,554
Fluor Corp. (Construction & Engineering)	(a)	18,123	628,143
Franklin Covey Co. (Professional Svs.)	(a)	19,851	928,431
Franklin Electric Co., Inc. (Machinery)		20,468	1,632,323
Herc Holdings, Inc. (Trading Companies & Distributors)		842	110,782
Hub Group, Inc. Class A (Air Freight & Logistics)	(a)	9,119	724,869
Hyliion Holdings Corp. (Machinery)	(a)	21,888	51,218
Insperity, Inc. (Professional Svs.)		12,702	1,442,947
JELD-WEN Holding, Inc. (Building Products)	(a)	7,549	72,848
Kforce, Inc. (Professional Svs.)		18,664	1,023,347
Korn Ferry (Professional Svs.)		18,261	924,372
Manitowoc Co., Inc. / The (Machinery)	(a)	2,982	27,315
Moog, Inc. Class A (Aerospace & Defense)		3,564	312,777
Radiant Logistics, Inc. (Air Freight & Logistics)	(a)	10,231	52,076
Rush Enterprises, Inc. Class A (Trading Companies & Distributors)		7,764	405,902
Saia, Inc. (Road & Rail)	(a)	4,809	1,008,351

Common Stocks (Continued)		Shares	Value

INDUSTRIALS (continued)
Shoals Technologies Group, Inc. Class A (Electrical Equip.)	(a)	13,269	$327,346
Simpson Manufacturing Co., Inc. (Building Products)		11,440	1,014,270
SiteOne Landscape Supply, Inc. (Trading Companies & Distributors)	(a)	5,575	654,059
SunPower Corp. (Electrical Equip.)	(a)	32,263	581,702
Terex Corp. (Machinery)		25,018	1,068,769
Tetra Tech, Inc. (Commercial Svs. & Supplies)		4,727	686,313
UFP Industries, Inc. (Building Products)		14,971	1,186,452
Watts Water Technologies, Inc. Class A (Machinery)		4,055	592,963
Werner Enterprises, Inc. (Road & Rail)		17,598	708,495

			25,291,702

INFORMATION TECHNOLOGY – 19.9%
8x8, Inc. (Software)	(a)	13,109	56,631
ACI Worldwide, Inc. (Software)	(a)	22,258	511,934
Alarm.com Holdings, Inc. (Software)	(a)	7,198	356,157
Altair Engineering, Inc. Class A (Software)	(a)	14,660	666,590
Ambarella, Inc. (Semiconductors & Equip.)	(a)	4,999	411,068
Amkor Technology, Inc. (Semiconductors & Equip.)		9,172	219,945
Appfolio, Inc. Class A (Software)	(a)	2,156	227,199
Appian Corp. Class A (Software)	(a)	6,661	216,882
Asana, Inc. Class A (Software)	(a)	9,833	135,400
Avaya Holdings Corp. (Software)	(a)	6,658	1,305
Axcelis Technologies, Inc. (Semiconductors & Equip.)	(a)	3,820	303,155
BigCommerce Holdings, Inc. (IT Svs.)	(a)	5,689	49,722
Blackline, Inc. (Software)	(a)	6,296	423,532
Box, Inc. Class A (Software)	(a)	30,486	949,029
Calix, Inc. (Communications Equip.)	(a)	14,377	983,818
CSG Systems International, Inc. (IT Svs.)		15,886	908,679
Digital Turbine, Inc. (Software)	(a)	13,930	212,293
DigitalOcean Holdings, Inc. (IT Svs.)	(a)	4,907	124,981
Domo, Inc. Class B (Software)	(a)	2,462	35,059
Envestnet, Inc. (Software)	(a)	4,458	275,059
ePlus, Inc. (Electronic Equip., Instr. & Comp.)	(a)	11,882	526,135
ExlService Holdings, Inc. (IT Svs.)	(a)	2,229	377,659
Extreme Networks, Inc. (Communications Equip.)	(a)	22,134	405,274
Flywire Corp. (IT Svs.)	(a)	4,699	114,985
Hackett Group, Inc. / The (IT Svs.)		6,448	131,346
Ichor Holdings Ltd. (Semiconductors & Equip.)	(a)	12,609	338,173
Insight Enterprises, Inc. (Electronic Equip., Instr. & Comp.)	(a)	5,306	532,033
International Money Express, Inc. (IT Svs.)	(a)	6,445	157,065
Kulicke & Soffa Industries, Inc. (Semiconductors & Equip.)		7,518	332,747
Lattice Semiconductor Corp. (Semiconductors & Equip.)	(a)	19,115	1,240,181
Marqeta, Inc. Class A (IT Svs.)	(a)	55,363	338,268
MaxLinear, Inc. (Semiconductors & Equip.)	(a)	13,361	453,606
Model N, Inc. (Software)	(a)	7,846	318,234
Momentive Global, Inc. (Software)	(a)	15,542	108,794
NETGEAR, Inc. (Communications Equip.)	(a)	9,191	166,449
OSI Systems, Inc. (Electronic Equip., Instr. & Comp.)	(a)	11,328	900,803
PagerDuty, Inc. (Software)	(a)	32,016	850,345
PC Connection, Inc. (Electronic Equip., Instr. & Comp.)		12,511	586,766
Perficient, Inc. (IT Svs.)	(a)	6,636	463,392
Power Integrations, Inc. (Semiconductors & Equip.)		17,185	1,232,508
Progress Software Corp. (Software)		16,369	825,816
PROS Holdings, Inc. (Software)	(a)	9,570	232,168
Q2 Holdings, Inc. (Software)	(a)	10,094	271,226
Qualys, Inc. (Software)	(a)	3,401	381,694

78	(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage Small Cap Growth Portfolio (Continued)

Schedule of Investments	December 31, 2022

Common Stocks (Continued)		Shares	Value

INFORMATION TECHNOLOGY (continued)
Rapid7, Inc. (Software)	(a)	13,590	$461,788
Semtech Corp. (Semiconductors & Equip.)	(a)	7,428	213,109
Silicon Laboratories, Inc. (Semiconductors & Equip.)	(a)	10,650	1,444,885
Sprout Social, Inc. Class A (Software)	(a)	10,567	596,613
SPS Commerce, Inc. (Software)	(a)	4,067	522,325
StoneCo Ltd. Class A (IT Svs.)	(a)	84,071	793,630
Super Micro Computer, Inc. (Tech. Hardware, Storage & Periph.)	(a)	5,886	483,241
Synaptics, Inc. (Semiconductors & Equip.)	(a)	5,081	483,508
Tenable Holdings, Inc. (Software)	(a)	19,521	744,726
TTEC Holdings, Inc. (IT Svs.)		6,055	267,207
Ultra Clean Holdings, Inc. (Semiconductors & Equip.)	(a)	8,538	283,035
Varonis Systems, Inc. (Software)	(a)	30,100	720,594
Workiva, Inc. (Software)	(a)	11,939	1,002,518
Yext, Inc. (Software)	(a)	70,778	462,180

			26,833,464

MATERIALS – 3.6%
Avient Corp. (Chemicals)		17,816	601,468
Cabot Corp. (Chemicals)		12,355	825,808
Commercial Metals Co. (Metals & Mining)		6,995	337,859
Constellium SE (Metals & Mining)	(a)	29,879	353,469
H.B. Fuller Co. (Chemicals)		9,020	646,013
Hawkins, Inc. (Chemicals)		2,602	100,437
Ingevity Corp. (Chemicals)	(a)	4,255	299,722
Livent Corp. (Chemicals)	(a)	29,382	583,821
Novagold Resources, Inc. (Metals & Mining)	(a)	65,935	394,291
Quaker Chemical Corp. (Chemicals)		1,818	303,424
Schnitzer Steel Industries, Inc. Class A (Metals & Mining)		7,765	237,997
Stepan Co. (Chemicals)		1,768	188,221
Venator Materials PLC (Chemicals)	(a)	55,792	30,122

			4,902,652

REAL ESTATE – 2.0%
Braemar Hotels & Resorts, Inc. (Equity REIT)		51,306	210,868

Common Stocks (Continued)		Shares	Value

REAL ESTATE (continued)
Broadstone Net Lease, Inc. (Equity REIT)		2	$32
Corporate Office Properties Trust (Equity REIT)		35,452	919,625
Marcus & Millichap, Inc. (Real Estate Mgmt. & Development)		10,682	367,995
NexPoint Residential Trust, Inc. (Equity REIT)		18,946	824,530
Outfront Media, Inc. (Equity REIT)		20,772	344,400
Redfin Corp. (Real Estate Mgmt. & Development)	(a)	4,977	21,102

			2,688,552

UTILITIES – 2.3%
Black Hills Corp. (Multi-Utilities)		5,444	382,931
Brookfield Infrastructure Corp. Class A (Gas Utilities)		25,525	992,922
Clearway Energy, Inc. Class A (Ind. Power & Renewable Elec.)		5,330	159,474
Clearway Energy, Inc. Class C (Ind. Power & Renewable Elec.)		29,695	946,380
Portland General Electric Co. (Electric Utilities)		6,397	313,453
Sunnova Energy International, Inc. (Ind. Power & Renewable Elec.)	(a)	16,456	296,372

			3,091,532

Total Common Stocks (Cost $159,156,836)			$132,494,569

Rights – 0.0%		Quantity	Value

HEALTH CARE – 0.0%
Flexion Therapeutics, Inc. CVR (Biotechnology)		6,185	$3,835
Prevail Therapeutics, Inc. CVR (Biotechnology)		2,231	1,115

Total Rights (Cost $4,950)			$4,950

Total Investments – 98.1% (Cost $159,161,786)	(b)		$132,499,519

Other Assets in Excess of Liabilities – 1.9%	(c)		2,501,675

Net Assets – 100.0%			$135,001,194

Percentages are stated as a percent of net assets.

Abbreviations:

ADR:   American Depositary Receipts

CVR:   Contingent Value Right

Footnotes:

(a)	Non-income producing security.
(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.
(c)	Includes $139,200 of cash pledged as collateral for the futures contracts outstanding at December 31, 2022. See also the following Schedule of Open Futures Contracts.

The accompanying notes are an integral part of these financial statements.

Schedule of Open Futures Contracts	December 31, 2022

Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
CME E-mini Russell 2000 Index - Long	24	March 17, 2023	$2,178,499	$2,125,080	$(53,419)	$(7,440)

The accompanying notes are an integral part of these financial statements.

79

Ohio National Fund, Inc.	ON S&P MidCap 400® Index Portfolio (Unaudited)

Objective/Strategy

The ON S&P MidCap 400® Index Portfolio seeks total return approximating that of the Standard & Poor’s MidCap 400® Index (S&P MidCap 400® Index), including reinvestment of dividends, at a risk level consistent with that of the S&P MidCap 400® Index by investing, under normal circumstances, more than 80% of its net assets in the common stocks and other securities included in the S&P MidCap 400® Index.

Performance as of December 31, 2022

Average Annual returns
One year	-13.40%
Five years	6.27%
Ten years	9.31%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in the Portfolio’s shares is obtained either through an allocation to the Portfolio as an investment vehicle within variable life insurance policies or annuity contracts, or as an underlying investment by the ON Model Portfolios. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 0.41% per the Fund’s prospectus dated April 29, 2022. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2022 can be found in the Portfolio’s Financial Highlights.

Comments from Sub-Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the year ended December 31, 2022, the Portfolio returned -13.40% versus -13.06% for its benchmark, the S&P MidCap 400® Index.

Q. Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A. The Portfolio intends to track the underlying return of the S&P MidCap 400® Index. There were no material market events or changes in strategy during the year that materially impacted the Portfolio’s relative return. Sources of return variance were the Portfolio’s expenses and the cumulative impact of investing the day-to-day cash flows in the Portfolio.

Q. How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark?

A. There was no impact from either sector allocation or stock selection that caused any significant performance variance between the Portfolio and its benchmark for the year. Consumer Discretionary, Information Technology and Real Estate were the top detractors from performance. The only sector that contributed for the period was Energy. (1)

Q. Which securities contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. Because the Portfolio weights its holdings to be similar to those utilized by the benchmark, there were no holdings that significantly contributed to, or detracted from, the Portfolio’s benchmark-relative performance. Benchmark constituents that contributed the most to Portfolio and benchmark returns were Steel Dynamics, Inc., First Solar, Inc., and EQT Corp. Trex Co., Inc., Synaptics, Inc., and Masimo Corp. were leading detractors. (1)

Q. How did the Portfolio’s use of derivative instruments impact performance?

A. The Portfolio uses long CME E-mini S&P MidCap 400 Index futures contracts primarily to equitize open dividend receivables, as well as to manage day-to-day cash flows, to ensure the Portfolio is fully invested. Futures contracts, in aggregate, detracted 5 basis points from the Portfolio’s absolute return for the year. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2022.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P MidCap 400® Index is a capitalization-weighted index of 400 common stocks representing all major industries in the mid-range of the U.S. stock market. The index presented includes the effects of reinvested dividends.

Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

Prior to December 16, 2016, the Portfolio was known as the Target VIP Portfolio. The strategy of the Target VIP Portfolio was to seek above average total return by investing in common stocks of companies which were identified by a model that applied separate uniquely specialized strategies.

The S&P MidCap 400® Index is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by Ohio National Investments, Inc. (“ONI”). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by ONI. The S&P MidCap 400® Index Portfolio of Ohio National Fund, Inc. is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P MidCap 400® Index.

80	(continued)

Ohio National Fund, Inc.	ON S&P MidCap 400® Index Portfolio (Unaudited) (Continued)

Portfolio Composition as of December 31, 2022 (1)

% of Net Assets
Common Stocks (4)	99.1
U.S. Treasury Obligations	0.0
Other Net Assets	0.9

100.0

Top 10 Portfolio Holdings as of December 31, 2022 (1) (2) (3)

		% of Net Assets
1.	Fair Isaac Corp.	0.7
2.	First Horizon Corp.	0.6
3.	United Therapeutics Corp.	0.6
4.	Hubbell, Inc.	0.6
5.	RPM International, Inc.	0.6
6.	Carlisle Cos., Inc.	0.6
7.	Reliance Steel & Aluminum Co.	0.6
8.	AECOM	0.6
9.	Toro Co. / The	0.6
10.	Neurocrine Biosciences, Inc.	0.5

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Common Stocks):

% of Net Assets
Industrials	19.6
Financials	15.0
Consumer Discretionary	13.9
Information Technology	12.0
Health Care	10.1
Real Estate	8.1
Materials	6.5
Utilities	4.0
Consumer Staples	4.0
Energy	3.9
Communication Services	2.0

99.1

81

Ohio National Fund, Inc.	ON S&P MidCap 400® Index Portfolio

Schedule of Investments	December 31, 2022

Common Stocks – 99.1%		Shares	Value

COMMUNICATION SERVICES – 2.0%
Cable One, Inc. (Media)		860	$612,200
Frontier Communications Parent, Inc. (Diversified Telecom. Svs.)	(a)	39,756	1,012,983
Iridium Communications, Inc. (Diversified Telecom. Svs.)	(a)	22,405	1,151,617
John Wiley & Sons, Inc. Class A (Media)		7,678	307,581
New York Times Co. / The Class A (Media)		29,330	952,052
Nexstar Media Group, Inc. (Media)		6,725	1,177,077
TEGNA, Inc. (Media)		39,794	843,235
TripAdvisor, Inc. (Interactive Media & Svs.)	(a)	18,683	335,920
World Wrestling Entertainment, Inc. Class A (Entertainment)		7,723	529,180
Ziff Davis, Inc. (Interactive Media & Svs.)	(a)	8,416	665,705

			7,587,550

CONSUMER DISCRETIONARY – 13.9%
Adient PLC (Auto Components)	(a)	16,906	586,469
AutoNation, Inc. (Specialty Retail)	(a)	6,100	654,530
Boyd Gaming Corp. (Hotels, Restaurants & Leisure)		14,146	771,381
Brunswick Corp. (Leisure Products)		12,929	931,922
Capri Holdings Ltd. (Textiles, Apparel & Luxury Goods)	(a)	22,969	1,316,583
Carter’s, Inc. (Textiles, Apparel & Luxury Goods)		6,806	507,796
Choice Hotels International, Inc. (Hotels, Restaurants & Leisure)		4,942	556,667
Churchill Downs, Inc. (Hotels, Restaurants & Leisure)		5,869	1,240,883
Columbia Sportswear Co. (Textiles, Apparel & Luxury Goods)		6,315	553,068
Cracker Barrel Old Country Store, Inc. (Hotels, Restaurants & Leisure)		3,953	374,507
Crocs, Inc. (Textiles, Apparel & Luxury Goods)	(a)	11,011	1,193,923
Dana, Inc. (Auto Components)		22,766	344,450
Deckers Outdoor Corp. (Textiles, Apparel & Luxury Goods)	(a)	4,720	1,884,035
Dick’s Sporting Goods, Inc. (Specialty Retail)		9,915	1,192,675
Five Below, Inc. (Specialty Retail)	(a)	9,898	1,750,659
Foot Locker, Inc. (Specialty Retail)		14,142	534,426
Fox Factory Holding Corp. (Auto Components)	(a)	7,537	687,601
GameStop Corp. Class A (Specialty Retail)	(a)	45,074	832,066
Gap, Inc. / The (Specialty Retail)		37,613	424,275
Gentex Corp. (Auto Components)		41,831	1,140,731
Goodyear Tire & Rubber Co. / The (Auto Components)	(a)	50,438	511,946
Graham Holdings Co. Class B (Diversified Consumer Svs.)		683	412,675
Grand Canyon Education, Inc. (Diversified Consumer Svs.)	(a)	5,471	578,066
H&R Block, Inc. (Diversified Consumer Svs.)		27,727	1,012,313
Hanesbrands, Inc. (Textiles, Apparel & Luxury Goods)		62,248	395,897
Harley-Davidson, Inc. (Automobiles)		23,722	986,835
Helen of Troy Ltd. (Household Durables)	(a)	4,277	474,362
KB Home (Household Durables)		14,811	471,730
Kohl’s Corp. (Multiline Retail)		20,795	525,074
Lear Corp. (Auto Components)		10,543	1,307,543
Leggett & Platt, Inc. (Household Durables)		23,640	761,917
Light & Wonder, Inc. (Hotels, Restaurants & Leisure)	(a)	16,720	979,792
Lithia Motors, Inc. (Specialty Retail)		4,879	998,926
Macy’s, Inc. (Multiline Retail)		48,317	997,746
Marriott Vacations Worldwide Corp. (Hotels, Restaurants & Leisure)		6,834	919,788
Mattel, Inc. (Leisure Products)	(a)	63,199	1,127,470
Murphy U.S.A., Inc. (Specialty Retail)		3,707	1,036,255

Common Stocks (Continued)			Shares	Value

CONSUMER DISCRETIONARY (continued)
Nordstrom, Inc. (Multiline Retail)			19,924	$321,573
Ollie’s Bargain Outlet Holdings, Inc. (Multiline Retail)	(a	)	10,378	486,106
Papa John’s International, Inc. (Hotels, Restaurants & Leisure)			5,733	471,883
Penn Entertainment, Inc. (Hotels, Restaurants & Leisure)	(a	)	27,661	821,532
Polaris, Inc. (Leisure Products)			9,715	981,215
PVH Corp. (Textiles, Apparel & Luxury Goods)			11,631	821,032
RH (Specialty Retail)	(a	)	3,427	915,660
Service Corp. International (Diversified Consumer Svs.)			27,431	1,896,579
Skechers U.S.A., Inc. Class A (Textiles, Apparel & Luxury Goods)	(a	)	23,908	1,002,941
Taylor Morrison Home Corp. (Household Durables)	(a	)	19,320	586,362
Tempur Sealy International, Inc. (Household Durables)			30,522	1,047,820
Texas Roadhouse, Inc. (Hotels, Restaurants & Leisure)			11,933	1,085,306
Thor Industries, Inc. (Automobiles)			9,573	722,666
Toll Brothers, Inc. (Household Durables)			18,794	938,196
TopBuild Corp. (Household Durables)	(a	)	5,701	892,150
Topgolf Callaway Brands Corp. (Leisure Products)	(a	)	24,721	488,240
Travel + Leisure Co. (Hotels, Restaurants & Leisure)			14,493	527,545
Under Armour, Inc. Class A (Textiles, Apparel & Luxury Goods)	(a	)	33,446	339,811
Under Armour, Inc. Class C (Textiles, Apparel & Luxury Goods)	(a	)	35,381	315,599
Victoria’s Secret & Co. (Specialty Retail)	(a	)	14,487	518,345
Visteon Corp. (Auto Components)	(a	)	5,019	656,636
Wendy’s Co. / The (Hotels, Restaurants & Leisure)			30,394	687,816
Williams-Sonoma, Inc. (Specialty Retail)			11,896	1,367,088
Wingstop, Inc. (Hotels, Restaurants & Leisure)			5,335	734,203
Wyndham Hotels & Resorts, Inc. (Hotels, Restaurants & Leisure)			15,751	1,123,204
YETI Holdings, Inc. (Leisure Products)	(a	)	15,379	635,307

				51,361,797

CONSUMER STAPLES – 4.0%
BellRing Brands, Inc. (Personal Products)	(a	)	24,153	619,283
BJ’s Wholesale Club Holdings, Inc. (Food & Staples Retailing)	(a	)	24,086	1,593,530
Boston Beer Co., Inc. / The Class A (Beverages)	(a	)	1,686	555,571
Casey’s General Stores, Inc. (Food & Staples Retailing)			6,643	1,490,357
Celsius Holdings, Inc. (Beverages)	(a	)	7,204	749,504
Coca-Cola Consolidated, Inc. (Beverages)			821	420,647
Coty, Inc. Class A (Personal Products)	(a	)	65,173	557,881
Darling Ingredients, Inc. (Food Products)	(a	)	28,580	1,788,822
Energizer Holdings, Inc. (Household Products)			11,817	396,460
Flowers Foods, Inc. (Food Products)			34,289	985,466
Grocery Outlet Holding Corp. (Food & Staples Retailing)	(a	)	15,785	460,764
Ingredion, Inc. (Food Products)			11,687	1,144,508
Lancaster Colony Corp. (Food Products)			3,537	697,850
Performance Food Group Co. (Food & Staples Retailing)	(a	)	27,759	1,620,848
Pilgrim’s Pride Corp. (Food Products)	(a	)	8,051	191,050
Post Holdings, Inc. (Food Products)	(a	)	9,695	875,071
Sprouts Farmers Market, Inc. (Food & Staples Retailing)	(a	)	18,875	610,984

				14,758,596

82	(continued)

Ohio National Fund, Inc.	ON S&P MidCap 400® Index Portfolio (Continued)

Schedule of Investments	December 31, 2022

Common Stocks (Continued)		Shares	Value
ENERGY – 3.9%
Antero Midstream Corp. (Oil, Gas & Consumable Fuels)		59,727	$644,454
Antero Resources Corp. (Oil, Gas & Consumable Fuels)	(a)	49,243	1,526,041
ChampionX Corp. (Energy Equip. & Svs.)		35,551	1,030,623
CNX Resources Corp. (Oil, Gas & Consumable Fuels)	(a)	32,184	541,979
DT Midstream, Inc. (Oil, Gas & Consumable Fuels)		17,254	953,456
Equitrans Midstream Corp. (Oil, Gas & Consumable Fuels)		77,166	517,012
HF Sinclair Corp. (Oil, Gas & Consumable Fuels)		23,985	1,244,582
Matador Resources Co. (Oil, Gas & Consumable Fuels)		20,018	1,145,830
Murphy Oil Corp. (Oil, Gas & Consumable Fuels)		26,060	1,120,841
NOV, Inc. (Energy Equip. & Svs.)		70,049	1,463,324
PBF Energy, Inc. Class A (Oil, Gas & Consumable Fuels)		20,384	831,259
PDC Energy, Inc. (Oil, Gas & Consumable Fuels)		16,433	1,043,167
Range Resources Corp. (Oil, Gas & Consumable Fuels)		43,092	1,078,162
Southwestern Energy Co. (Oil, Gas & Consumable Fuels)	(a)	196,803	1,151,297

			14,292,027

FINANCIALS – 15.0%
Affiliated Managers Group, Inc. (Capital Markets)		6,717	1,064,174
American Financial Group, Inc. (Insurance)		12,452	1,709,411
Annaly Capital Management, Inc. (Mortgage REIT)		83,439	1,758,894
Associated Banc-Corp. (Banks)		26,819	619,251
Bank of Hawaii Corp. (Banks)		7,123	552,460
Bank OZK (Banks)		19,712	789,663
Brighthouse Financial, Inc. (Insurance)	(a)	12,329	632,108
Cadence Bank (Banks)		32,536	802,338
Cathay General Bancorp (Banks)		13,273	541,406
CNO Financial Group, Inc. (Insurance)		20,406	466,277
Commerce Bancshares, Inc. (Banks)		20,342	1,384,680
Cullen / Frost Bankers, Inc. (Banks)		11,467	1,533,138
East West Bancorp, Inc. (Banks)		25,134	1,656,331
Essent Group Ltd. (Thrifts & Mortgage Finance)		19,209	746,846
Evercore, Inc. Class A (Capital Markets)		6,383	696,258
Federated Hermes, Inc. (Capital Markets)		15,078	547,482
First American Financial Corp. (Insurance)		18,463	966,353
First Financial Bankshares, Inc. (Banks)		23,147	796,257
First Horizon Corp. (Banks)		95,703	2,344,723
FirstCash Holdings, Inc. (Consumer Finance)		6,692	581,602
FNB Corp. (Banks)		62,573	816,578
Fulton Financial Corp. (Banks)		29,882	502,914
Glacier Bancorp, Inc. (Banks)		19,753	976,193
Hancock Whitney Corp. (Banks)		15,284	739,593
Hanover Insurance Group, Inc. / The (Insurance)		6,343	857,130
Home BancShares, Inc. (Banks)		33,804	770,393
Interactive Brokers Group, Inc. Class A (Capital Markets)		18,344	1,327,188
International Bancshares Corp. (Banks)		9,433	431,654
Janus Henderson Group PLC (Capital Markets)		23,628	555,731
Jefferies Financial Group, Inc. (Capital Markets)		32,665	1,119,756
Kemper Corp. (Insurance)		11,392	560,486
Kinsale Capital Group, Inc. (Insurance)		3,843	1,005,021
MGIC Investment Corp. (Thrifts & Mortgage Finance)		52,976	688,688
Navient Corp. (Consumer Finance)		18,869	310,395

Common Stocks (Continued)		Shares	Value

FINANCIALS (continued)
New York Community Bancorp, Inc. (Thrifts & Mortgage Finance)		121,321	$1,043,361
Old National Bancorp (Banks)		52,238	939,239
Old Republic International Corp. (Insurance)		50,475	1,218,971
PacWest Bancorp (Banks)		21,006	482,088
Pinnacle Financial Partners, Inc. (Banks)		13,634	1,000,736
Primerica, Inc. (Insurance)		6,580	933,176
Prosperity Bancshares, Inc. (Banks)		16,286	1,183,666
Reinsurance Group of America, Inc. (Insurance)		11,920	1,693,713
RenaissanceRe Holdings Ltd. (Insurance)		7,793	1,435,704
RLI Corp. (Insurance)		7,203	945,538
SEI Investments Co. (Capital Markets)		18,293	1,066,482
Selective Insurance Group, Inc. (Insurance)		10,750	952,557
SLM Corp. (Consumer Finance)		44,559	739,679
Stifel Financial Corp. (Capital Markets)		18,950	1,106,111
Synovus Financial Corp. (Banks)		25,940	974,047
Texas Capital Bancshares, Inc. (Banks)	(a)	8,898	536,638
UMB Financial Corp. (Banks)		7,754	647,614
Umpqua Holdings Corp. (Banks)		38,712	691,009
United Bankshares, Inc. (Banks)		24,018	972,489
Unum Group (Insurance)		33,324	1,367,284
Valley National Bancorp (Banks)		74,952	847,707
Voya Financial, Inc. (Diversified Financial Svs.)		17,316	1,064,761
Washington Federal, Inc. (Banks)		11,654	390,992
Webster Financial Corp. (Banks)		31,031	1,469,007
Wintrust Financial Corp. (Banks)		10,837	915,943

			55,469,884

HEALTH CARE – 10.1%
Acadia Healthcare Co., Inc. (Health Care Providers & Svs.)	(a)	16,224	1,335,560
Amedisys, Inc. (Health Care Providers & Svs.)	(a)	5,793	483,947
Arrowhead Pharmaceuticals, Inc. (Biotechnology)	(a)	18,873	765,489
Azenta, Inc. (Life Sciences Tools & Svs.)		13,377	778,809
Bruker Corp. (Life Sciences Tools & Svs.)		17,855	1,220,389
Chemed Corp. (Health Care Providers & Svs.)		2,652	1,353,660
Encompass Health Corp. (Health Care Providers & Svs.)		17,795	1,064,319
Enovis Corp. (Health Care Equip. & Supplies)	(a)	8,497	454,759
Envista Holdings Corp. (Health Care Equip. & Supplies)	(a)	29,076	978,989
Exelixis, Inc. (Biotechnology)	(a)	57,521	922,637
Globus Medical, Inc. Class A (Health Care Equip. & Supplies)	(a)	13,805	1,025,297
Haemonetics Corp. (Health Care Equip. & Supplies)	(a)	9,026	709,895
Halozyme Therapeutics, Inc. (Biotechnology)	(a)	24,113	1,372,030
HealthEquity, Inc. (Health Care Providers & Svs.)	(a)	15,075	929,223
ICU Medical, Inc. (Health Care Equip. & Supplies)	(a)	3,592	565,668
Inari Medical, Inc. (Health Care Equip. & Supplies)	(a)	8,610	547,252
Integra LifeSciences Holdings Corp. (Health Care Equip. & Supplies)	(a)	12,958	726,555
Jazz Pharmaceuticals PLC (Pharmaceuticals)	(a)	11,229	1,788,892
Lantheus Holdings, Inc. (Health Care Equip. & Supplies)	(a)	12,275	625,534
LHC Group, Inc. (Health Care Providers & Svs.)	(a)	5,534	894,792
LivaNova PLC (Health Care Equip. & Supplies)	(a)	9,544	530,074
Masimo Corp. (Health Care Equip. & Supplies)	(a)	8,624	1,275,921
Medpace Holdings, Inc. (Life Sciences Tools & Svs.)	(a)	4,492	954,146
Neogen Corp. (Health Care Equip. & Supplies)	(a)	38,536	586,903
Neurocrine Biosciences, Inc. (Biotechnology)	(a)	17,144	2,047,679
Omnicell, Inc. (Health Care Equip. & Supplies)	(a)	7,961	401,394
Option Care Health, Inc. (Health Care Providers & Svs.)	(a)	27,571	829,611

83	(continued)

Ohio National Fund, Inc.	ON S&P MidCap 400® Index Portfolio (Continued)

Schedule of Investments	December 31, 2022

Common Stocks (Continued)		Shares	Value

HEALTH CARE (continued)
Patterson Cos., Inc. (Health Care Providers & Svs.)		15,448	$433,007
Penumbra, Inc. (Health Care Equip. & Supplies)	(a)	6,773	1,506,722
Perrigo Co. PLC (Pharmaceuticals)		24,010	818,501
Progyny, Inc. (Health Care Providers & Svs.)	(a)	13,414	417,846
QuidelOrtho Corp. (Health Care Equip. & Supplies)	(a)	9,540	817,292
R1 RCM, Inc. (Health Care Providers & Svs.)	(a)	24,561	268,943
Repligen Corp. (Life Sciences Tools & Svs.)	(a)	9,208	1,559,007
Shockwave Medical, Inc. (Health Care Equip. & Supplies)	(a)	6,445	1,325,156
Sotera Health Co. (Life Sciences Tools & Svs.)	(a)	17,551	146,200
STAAR Surgical Co. (Health Care Equip. & Supplies)	(a)	8,596	417,250
Syneos Health, Inc. (Life Sciences Tools & Svs.)	(a)	18,349	673,041
Tandem Diabetes Care, Inc. (Health Care Equip. & Supplies)	(a)	11,465	515,352
Tenet Healthcare Corp. (Health Care Providers & Svs.)	(a)	19,280	940,671
United Therapeutics Corp. (Biotechnology)	(a)	8,128	2,260,316

			37,268,728

INDUSTRIALS – 19.6%
Acuity Brands, Inc. (Electrical Equip.)		5,734	949,608
AECOM (Construction & Engineering)		24,902	2,114,927
AGCO Corp. (Machinery)		11,041	1,531,276
ASGN, Inc. (Professional Svs.)	(a)	8,898	725,009
Avis Budget Group, Inc. (Road & Rail)	(a)	4,437	727,357
Axon Enterprise, Inc. (Aerospace & Defense)	(a)	12,056	2,000,452
Brink’s Co. / The (Commercial Svs. & Supplies)		8,283	444,880
Builders FirstSource, Inc. (Building Products)	(a)	26,246	1,702,840
CACI International, Inc. Class A (Professional Svs.)	(a)	4,190	1,259,472
Carlisle Cos., Inc. (Building Products)		9,223	2,173,400
Chart Industries, Inc. (Machinery)	(a)	7,453	858,809
Clean Harbors, Inc. (Commercial Svs. & Supplies)	(a)	8,968	1,023,428
Crane Holdings Co. (Machinery)		8,510	854,829
Curtiss-Wright Corp. (Aerospace & Defense)		6,832	1,140,876
Donaldson Co., Inc. (Machinery)		21,838	1,285,603
Dycom Industries, Inc. (Construction & Engineering)	(a)	5,265	492,804
EMCOR Group, Inc. (Construction & Engineering)		8,498	1,258,639
EnerSys (Electrical Equip.)		7,280	537,555
Esab Corp. (Machinery)		9,213	432,274
Flowserve Corp. (Machinery)		23,307	715,059
Fluor Corp. (Construction & Engineering)	(a)	25,337	878,180
Fortune Brands Innovations, Inc. (Building Products)		22,870	1,306,106
FTI Consulting, Inc. (Professional Svs.)	(a)	6,139	974,873
GATX Corp. (Trading Companies & Distributors)		6,280	667,815
Graco, Inc. (Machinery)		30,052	2,021,298
GXO Logistics, Inc. (Air Freight & Logistics)	(a)	21,156	903,150
Hexcel Corp. (Aerospace & Defense)		15,009	883,280
Hubbell, Inc. (Electrical Equip.)		9,577	2,247,530
IAA, Inc. (Commercial Svs. & Supplies)	(a)	23,853	954,120
Insperity, Inc. (Professional Svs.)		6,358	722,269
ITT, Inc. (Machinery)		14,746	1,195,901
JetBlue Airways Corp. (Airlines)	(a)	57,761	374,291
KBR, Inc. (Professional Svs.)		24,466	1,291,805
Kennametal, Inc. (Machinery)		14,418	346,897
Kirby Corp. (Marine)	(a)	10,683	687,451
Knight-Swift Transportation Holdings, Inc. (Road & Rail)		28,660	1,502,071
Landstar System, Inc. (Road & Rail)		6,407	1,043,700
Lennox International, Inc. (Building Products)		5,751	1,375,812

Common Stocks (Continued)		Shares	Value

INDUSTRIALS (continued)
Lincoln Electric Holdings, Inc. (Machinery)		10,296	$1,487,669
ManpowerGroup, Inc. (Professional Svs.)		9,015	750,138
MasTec, Inc. (Construction & Engineering)	(a)	10,514	897,160
MDU Resources Group, Inc. (Construction & Engineering)		36,262	1,100,189
Mercury Systems, Inc. (Aerospace & Defense)	(a)	10,340	462,612
Middleby Corp. / The (Machinery)	(a)	9,609	1,286,645
MSA Safety, Inc. (Commercial Svs. & Supplies)		6,570	947,328
MSC Industrial Direct Co., Inc. Class A (Trading Companies & Distributors)		8,421	687,996
nVent Electric PLC (Electrical Equip.)		29,703	1,142,674
Oshkosh Corp. (Machinery)		11,661	1,028,384
Owens Corning (Building Products)		16,667	1,421,695
Regal Rexnord Corp. (Electrical Equip.)		11,804	1,416,244
RXO, Inc. (Road & Rail)	(a)	20,539	353,271
Ryder System, Inc. (Road & Rail)		8,962	748,954
Saia, Inc. (Road & Rail)	(a)	4,719	989,480
Science Applications International Corp. (Professional Svs.)		9,831	1,090,553
Simpson Manufacturing Co., Inc. (Building Products)		7,597	673,550
Stericycle, Inc. (Commercial Svs. & Supplies)	(a)	16,439	820,142
SunPower Corp. (Electrical Equip.)	(a)	15,227	274,543
Sunrun, Inc. (Electrical Equip.)	(a)	38,002	912,808
Terex Corp. (Machinery)		12,018	513,409
Tetra Tech, Inc. (Commercial Svs. & Supplies)		9,451	1,372,191
Timken Co. / The (Machinery)		11,805	834,259
Toro Co. / The (Machinery)		18,582	2,103,482
Trex Co., Inc. (Building Products)	(a)	19,545	827,340
Univar Solutions, Inc. (Trading Companies & Distributors)	(a)	29,098	925,316
Valmont Industries, Inc. (Construction & Engineering)		3,804	1,257,869
Vicor Corp. (Electrical Equip.)	(a)	3,986	214,247
Watsco, Inc. (Trading Companies & Distributors)		5,931	1,479,191
Watts Water Technologies, Inc. Class A (Machinery)		4,865	711,409
Werner Enterprises, Inc. (Road & Rail)		10,454	420,878
Woodward, Inc. (Aerospace & Defense)		10,729	1,036,529
XPO, Inc. (Road & Rail)	(a)	20,538	683,710

			72,477,511

INFORMATION TECHNOLOGY – 12.0%
ACI Worldwide, Inc. (Software)	(a)	20,035	460,805
Allegro MicroSystems, Inc. (Semiconductors & Equip.)	(a)	11,599	348,202
Amkor Technology, Inc. (Semiconductors & Equip.)		17,914	429,578
Arrow Electronics, Inc. (Electronic Equip., Instr. & Comp.)	(a)	10,969	1,147,028
Aspen Technology, Inc. (Software)	(a)	5,179	1,063,767
Avnet, Inc. (Electronic Equip., Instr. & Comp.)		16,322	678,669
Belden, Inc. (Electronic Equip., Instr. & Comp.)		7,634	548,885
Blackbaud, Inc. (Software)	(a)	7,952	468,055
Calix, Inc. (Communications Equip.)	(a)	10,152	694,701
Ciena Corp. (Communications Equip.)	(a)	26,416	1,346,688
Cirrus Logic, Inc. (Semiconductors & Equip.)	(a)	9,820	731,394
Cognex Corp. (Electronic Equip., Instr. & Comp.)		30,837	1,452,731
Coherent Corp. (Electronic Equip., Instr. & Comp.)	(a)	24,731	868,058
CommVault Systems, Inc. (Software)	(a)	7,942	499,075
Concentrix Corp. (IT Svs.)		7,565	1,007,355
Dynatrace, Inc. (Software)	(a)	35,929	1,376,081
Envestnet, Inc. (Software)	(a)	9,864	608,609
Euronet Worldwide, Inc. (IT Svs.)	(a)	8,401	792,886
ExlService Holdings, Inc. (IT Svs.)	(a)	5,896	998,959
Fair Isaac Corp. (Software)	(a)	4,454	2,666,075

84	(continued)

Ohio National Fund, Inc.	ON S&P MidCap 400® Index Portfolio (Continued)

Schedule of Investments	December 31, 2022

Common Stocks (Continued)		Shares	Value

INFORMATION TECHNOLOGY (continued)
Genpact Ltd. (IT Svs.)		30,063	$1,392,518
IPG Photonics Corp. (Electronic Equip., Instr. & Comp.)	(a)	5,733	542,743
Jabil, Inc. (Electronic Equip., Instr. & Comp.)		24,010	1,637,482
Kyndryl Holdings, Inc. (IT Svs.)	(a)	36,400	404,768
Lattice Semiconductor Corp. (Semiconductors & Equip.)	(a)	24,441	1,585,732
Littelfuse, Inc. (Electronic Equip., Instr. & Comp.)		4,415	972,183
Lumentum Holdings, Inc.
(Communications Equip.)	(a)	12,161	634,439
MACOM Technology Solutions Holdings, Inc. (Semiconductors & Equip.)	(a)	9,113	573,937
Manhattan Associates, Inc. (Software)	(a)	11,137	1,352,032
Maximus, Inc. (IT Svs.)		10,797	791,744
MKS Instruments, Inc. (Semiconductors & Equip.)		10,200	864,246
National Instruments Corp. (Electronic Equip., Instr. & Comp.)		23,284	859,180
NCR Corp. (Software)	(a)	24,499	573,522
Novanta, Inc. (Electronic Equip., Instr. & Comp.)	(a)	6,364	864,677
Paylocity Holding Corp. (Software)	(a)	7,346	1,427,034
Power Integrations, Inc. (Semiconductors & Equip.)		10,201	731,616
Qualys, Inc. (Software)	(a)	6,164	691,786
Silicon Laboratories, Inc. (Semiconductors & Equip.)	(a)	5,935	805,201
SiTime Corp. (Semiconductors & Equip.)	(a)	2,867	291,344
Super Micro Computer, Inc. (Tech. Hardware, Storage & Periph.)	(a)	8,210	674,041
Synaptics, Inc. (Semiconductors & Equip.)	(a)	7,109	676,492
TD SYNNEX Corp. (Electronic Equip., Instr. & Comp.)		7,500	710,325
Teradata Corp. (Software)	(a)	18,150	610,929
Universal Display Corp. (Semiconductors & Equip.)		7,750	837,310
Viasat, Inc. (Communications Equip.)	(a)	13,478	426,579
Vishay Intertechnology, Inc. (Electronic Equip., Instr. & Comp.)		23,052	497,232
Vontier Corp. (Electronic Equip., Instr. & Comp.)		28,174	544,603
Western Union Co. / The (IT Svs.)		68,860	948,202
WEX, Inc. (IT Svs.)	(a)	7,774	1,272,215
Wolfspeed, Inc. (Semiconductors & Equip.)	(a)	22,151	1,529,305
Xerox Holdings Corp. (Tech. Hardware, Storage & Periph.)		20,007	292,102

			44,203,120

MATERIALS – 6.5%
Alcoa Corp. (Metals & Mining)		31,552	1,434,669
AptarGroup, Inc. (Containers & Packaging)		11,641	1,280,277
Ashland, Inc. (Chemicals)		8,882	955,082
Avient Corp. (Chemicals)		15,242	514,570
Cabot Corp. (Chemicals)		10,030	670,405
Chemours Co. / The (Chemicals)		26,912	824,045
Cleveland-Cliffs, Inc. (Metals & Mining)	(a)	91,892	1,480,380
Commercial Metals Co. (Metals & Mining)		20,927	1,010,774
Eagle Materials, Inc. (Construction Materials)		6,570	872,825
Greif, Inc. Class A (Containers & Packaging)		4,566	306,196
Ingevity Corp. (Chemicals)	(a)	6,264	441,236
Louisiana-Pacific Corp. (Paper & Forest Products)		12,785	756,872
MP Materials Corp. (Metals & Mining)	(a)	16,462	399,697
NewMarket Corp. (Chemicals)		1,215	377,999
Olin Corp. (Chemicals)		22,714	1,202,479
Reliance Steel & Aluminum Co. (Metals & Mining)		10,467	2,118,940

Common Stocks (Continued)		Shares	Value
MATERIALS (continued)
Royal Gold, Inc. (Metals & Mining)		11,707	$1,319,613
RPM International, Inc. (Chemicals)		23,022	2,243,494
Scotts Miracle-Gro Co. / The (Chemicals)		7,218	350,723
Sensient Technologies Corp. (Chemicals)		7,495	546,535
Silgan Holdings, Inc. (Containers & Packaging)		14,920	773,453
Sonoco Products Co. (Containers & Packaging)		17,389	1,055,686
United States Steel Corp. (Metals & Mining)		41,779	1,046,564
Valvoline, Inc. (Chemicals)		31,567	1,030,663
Westlake Corp. (Chemicals)		6,147	630,313
Worthington Industries, Inc. (Metals & Mining)		5,407	268,782

			23,912,272

REAL ESTATE – 8.1%
Apartment Income REIT Corp. (Equity REIT)		26,739	917,415
Brixmor Property Group, Inc. (Equity REIT)		53,484	1,212,482
Corporate Office Properties Trust (Equity REIT)		20,051	520,123
Cousins Properties, Inc. (Equity REIT)		27,006	682,982
CubeSmart (Equity REIT)		40,048	1,611,932
Douglas Emmett, Inc. (Equity REIT)		31,344	491,474
EastGroup Properties, Inc. (Equity REIT)		7,770	1,150,426
EPR Properties (Equity REIT)		13,379	504,656
First Industrial Realty Trust, Inc. (Equity REIT)		23,564	1,137,199
Healthcare Realty Trust, Inc. (Equity REIT)		67,866	1,307,778
Highwoods Properties, Inc. (Equity REIT)		18,760	524,905
Independence Realty Trust, Inc. (Equity REIT)		39,916	672,984
JBG SMITH Properties (Equity REIT)		17,640	334,807
Jones Lang LaSalle, Inc. (Real Estate Mgmt. & Development)	(a)	8,464	1,348,908
Kilroy Realty Corp. (Equity REIT)		18,758	725,372
Kite Realty Group Trust (Equity REIT)		39,072	822,466
Lamar Advertising Co. Class A (Equity REIT)		15,561	1,468,958
Life Storage, Inc. (Equity REIT)		15,157	1,492,964
Macerich Co. / The (Equity REIT)		38,301	431,269
Medical Properties Trust, Inc. (Equity REIT)		106,644	1,188,014
National Retail Properties, Inc. (Equity REIT)		31,877	1,458,692
National Storage Affiliates Trust (Equity REIT)		15,061	544,003
Omega Healthcare Investors, Inc. (Equity REIT)		41,764	1,167,304
Park Hotels & Resorts, Inc. (Equity REIT)		40,094	472,708
Pebblebrook Hotel Trust (Equity REIT)		23,460	314,129
Physicians Realty Trust (Equity REIT)		40,709	589,059
PotlatchDeltic Corp. (Equity REIT)		14,405	633,676
Rayonier, Inc. (Equity REIT)		26,112	860,652
Rexford Industrial Realty, Inc. (Equity REIT)		32,721	1,787,875
Sabra Health Care REIT, Inc. (Equity REIT)		41,189	511,979
SL Green Realty Corp. (Equity REIT)		11,469	386,735
Spirit Realty Capital, Inc. (Equity REIT)		24,907	994,537
STORE Capital Corp. (Equity REIT)		47,390	1,519,323

			29,787,786

UTILITIES – 4.0%
ALLETE, Inc. (Electric Utilities)		10,193	657,550
Black Hills Corp. (Multi-Utilities)		11,605	816,296
Essential Utilities, Inc. (Water Utilities)		42,562	2,031,484
Hawaiian Electric Industries, Inc. (Electric Utilities)		19,521	816,954
IDACORP, Inc. (Electric Utilities)		9,016	972,376
National Fuel Gas Co. (Gas Utilities)		16,313	1,032,613
New Jersey Resources Corp. (Gas Utilities)		17,161	851,529
NorthWestern Corp. (Multi-Utilities)		10,304	611,439
OGE Energy Corp. (Electric Utilities)		35,703	1,412,054
ONE Gas, Inc. (Gas Utilities)		9,656	731,152
Ormat Technologies, Inc. (Ind. Power & Renewable Elec.)		8,695	751,944
PNM Resources, Inc. (Electric Utilities)		15,309	746,926
Portland General Electric Co. (Electric Utilities)		15,919	780,031
Southwest Gas Holdings, Inc. (Gas Utilities)		11,003	680,866

85	(continued)

Ohio National Fund, Inc.	ON S&P MidCap 400® Index Portfolio (Continued)

Schedule of Investments	December 31, 2022

Common Stocks (Continued)	Shares	Value

UTILITIES (continued)
Spire, Inc. (Gas Utilities)	9,361	$644,598
UGI Corp. (Gas Utilities)	37,339	1,384,157
		14,921,969

Total Common Stocks (Cost $331,536,276)		$366,041,240

U.S. Treasury Obligations –0.0%			Rate	Maturity	Face Amount	Value

U.S. Treasury Bill	(b	)	0.000%	01/26/2023	$100,000	$99,752

Total U.S. Treasury Obligations (Cost $99,915)						$99,752

Total Investments – 99.1% (Cost $331,636,191)					(c)	$366,140,992
Other Assets in Excess of Liabilities – 0.9%					(b)	3,339,770

Net Assets – 100.0%						$369,480,762

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.
(b)

Security is fully pledged, in addition to $157,738 of the Portfolio’s cash holdings, as collateral for the futures contracts outstanding at December 31, 2022. See also the following Schedule of Open Futures Contracts.

(c)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Schedule of Open Futures Contracts	December 31, 2022

Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
CME E-mini S&P MidCap 400 Index - Long	19	March 17, 2023	$4,710,372	$4,640,940	$(69,432)	$(25,460)

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON BlackRock Advantage Large Cap Growth Portfolio (Unaudited)

Objective/Strategy

The ON BlackRock Advantage Large Cap Growth Portfolio seeks long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in stocks of large capitalization companies with market capitalizations at the time of investment that are within the range of market capitalizations of the companies in the Russell 1000® Growth Index for the previous twelve months.

Performance as of December 31, 2022

Average Annual returns
One year	-32.56%
Five years	6.20%
Ten years	11.98%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in the Portfolio’s shares is obtained either through an allocation to the Portfolio as an investment vehicle within variable life insurance policies or annuity contracts, or as an underlying investment by the ON Model Portfolios. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 0.78% per the Fund’s prospectus dated April 29, 2022. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2022 can be found in the Portfolio’s Financial Highlights.

Comments from Sub-Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the year ended December 31, 2022, the Portfolio returned -32.56% versus -29.14% for its benchmark, the Russell 1000® Growth Index.

Q. Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A. The Portfolio’s underperformance was driven by fundamental quality and macro thematic insights. Fundamental insights struggled in the year, driven by growth-related quality measures. The largest detractors include measures of company culture, founder involvement, and company benefits. Nontraditional fundamental quality measures, specifically ESG insights, struggled, as markets continued to focus on macro dynamics over company results. Particularly, environment-related insights, such as those that evaluate green patents and emissions levels as energy related firms, outperformed their lower emissions counterparts.

However, other fundamental insights with a preference for attractively priced growth companies provided ballast. Namely, insights evaluating company earnings yield, sales, and other financial statement metrics did well. Defensive quality measures also performed well with measures relating to stability, balance sheet quality, and internal financing ability contributing, due to the market’s focus on company financial health. (1)

Q. How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark?

A. Both sector allocation and selection negatively impacted the Portfolio’s relative performance, with allocation having a greater impact. Top detractors were selection within Health Care, Information Technology, and Consumer Staples, offset somewhat by strong selection within Communication Services. From a sector perspective, all allocation decisions were negative, led by underweights to Consumer Discretionary and Energy and an overweight to Utilities. (1)

Q. Which securities contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. The Portfolio’s underweight position in Netflix, Inc. was the top contributor to relative performance for the year, as the stock struggled amid a stagnant user base. An overweight to EOG Resources, Inc. was also a top contributor, as oil and gas firms broadly benefited alongside the broader Energy sector.

In contrast, an underweight to biotech company AbbVie, Inc. was a key detractor from relative performance, as the stock benefitted from an earnings beat in the third quarter. Further hindering results was an underweight stance in Coca Cola Consolidated, Inc., as the market exhibited a preference for consumer durables. (1)

Q. How did the Portfolio’s use of derivative instruments and initial public offerings (IPOs), if any, impact performance?

A. Pursuant to the Portfolio’s investment strategy, futures contracts were used to prevent a cash drag on performance. Futures contracts detracted 49 basis points, in aggregate, from the Portfolio’s absolute return for the year. The Portfolio did not participate in any IPOs during the year. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2022.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 1000® Growth Index is a market-capitalization weighted index of those firms in the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. The index presented includes the effects of reinvested dividends.

Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

87	(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage Large Cap Growth Portfolio (Unaudited) (Continued)

Portfolio Composition as of December 31, 2022 (1)

% of Net Assets
Common Stocks (4)	98.2
Other Net Assets	1.8

100.0

Top 10 Portfolio Holdings as of December 31, 2022 (1) (2) (3)

		% of Net Assets
1.	Apple, Inc.	10.1
2.	Microsoft Corp.	9.6
3.	Amazon.com, Inc.	4.4
4.	UnitedHealth Group, Inc.	2.9
5.	PepsiCo, Inc.	2.5
6.	Alphabet, Inc. Class C	2.4
7.	Alphabet, Inc. Class A	2.2
8.	NVIDIA Corp.	2.0
9.	Mastercard, Inc. Class A	1.9
10.	Tesla, Inc.	1.9

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Common Stocks):

% of Net Assets
Information Technology	43.0
Health Care	13.8
Consumer Discretionary	13.4
Industrials	7.4
Communication Services	6.5
Consumer Staples	6.1
Financials	3.6
Energy	1.6
Materials	1.2
Real Estate	1.1
Utilities	0.5

98.2

88

Ohio National Fund, Inc.	ON BlackRock Advantage Large Cap Growth Portfolio

Schedule of Investments	December 31, 2022

Common Stocks – 98.2%			Shares	Value

COMMUNICATION SERVICES – 6.5%
Alphabet, Inc. Class A (Interactive Media & Svs.)	(a	)	95,048	$8,386,085
Alphabet, Inc. Class C (Interactive Media & Svs.)	(a	)	102,139	9,062,793
Fox Corp. Class A (Media)			79,899	2,426,533
Live Nation Entertainment, Inc. (Entertainment)	(a	)	18,608	1,297,722
Match Group, Inc. (Interactive Media & Svs.)	(a	)	10,427	432,616
Meta Platforms, Inc. Class A (Interactive Media & Svs.)	(a	)	13,857	1,667,551
Snap, Inc. Class A (Interactive Media & Svs.)	(a	)	7,370	65,962
Spotify Technology SA (Entertainment)	(a	)	13,741	1,084,852

				24,424,114

CONSUMER DISCRETIONARY – 13.4%
Amazon.com, Inc. (Internet & Direct Marketing Retail)	(a	)	197,540	16,593,360
AutoZone, Inc. (Specialty Retail)	(a	)	751	1,852,101
Best Buy Co., Inc. (Specialty Retail)			6,845	549,038
Domino’s Pizza, Inc. (Hotels, Restaurants & Leisure)			3,328	1,152,819
eBay, Inc. (Internet & Direct Marketing Retail)			62,422	2,588,641
H&R Block, Inc. (Diversified Consumer Svs.)			3,239	118,256
Home Depot, Inc. / The (Specialty Retail)			17,372	5,487,120
Lowe’s Cos., Inc. (Specialty Retail)			18,534	3,692,714
Lululemon Athletica, Inc. (Textiles, Apparel & Luxury Goods)	(a	)	8,700	2,787,306
Marriott International, Inc. Class A (Hotels, Restaurants & Leisure)			4,234	630,400
MercadoLibre, Inc. (Internet & Direct Marketing Retail)	(a	)	1,000	846,240
NIKE, Inc. Class B (Textiles, Apparel & Luxury Goods)			7,547	883,075
Starbucks Corp. (Hotels, Restaurants & Leisure)			14,985	1,486,512
Target Corp. (Multiline Retail)			8,151	1,214,825
Tesla, Inc. (Automobiles)	(a	)	58,668	7,226,724
Travel + Leisure Co. (Hotels, Restaurants & Leisure)			34,568	1,258,275
Ulta Beauty, Inc. (Specialty Retail)	(a	)	3,329	1,561,534
Whirlpool Corp. (Household Durables)			3,283	464,413

				50,393,353

CONSUMER STAPLES – 6.1%
Colgate-Palmolive Co. (Household Products)			48,911	3,853,698
Costco Wholesale Corp. (Food & Staples Retailing)			9,120	4,163,280
Hershey Co. / The (Food Products)			16,216	3,755,139
PepsiCo, Inc. (Beverages)			51,300	9,267,858
Procter & Gamble Co. / The (Household Products)			11,068	1,677,466

				22,717,441

ENERGY – 1.6%
Chevron Corp. (Oil, Gas & Consumable Fuels)			4,113	738,242
Devon Energy Corp. (Oil, Gas & Consumable Fuels)			12,776	785,852
EOG Resources, Inc. (Oil, Gas & Consumable Fuels)			10,047	1,301,287
Halliburton Co. (Energy Equip. & Svs.)			15,789	621,297
Marathon Petroleum Corp. (Oil, Gas & Consumable Fuels)			7,644	889,685
Ovintiv, Inc. (Oil, Gas & Consumable Fuels)			16,050	813,896
Schlumberger Ltd. / N.V. (Energy Equip. & Svs.)			2,326	124,348
Targa Resources Corp. (Oil, Gas & Consumable Fuels)			8,850	650,475

				5,925,082

FINANCIALS – 3.6%
American Express Co. (Consumer Finance)			30,092	4,446,093
Aon PLC Class A (Insurance)			2,274	682,518

Common Stocks (Continued)			Shares	Value

FINANCIALS (continued)
CBOE Global Markets, Inc. (Capital Markets)			5,626	$705,894
Discover Financial Services (Consumer Finance)			6,044	591,285
Marsh & McLennan Cos., Inc. (Insurance)			37,326	6,176,707
MetLife, Inc. (Insurance)			12,011	869,236

				13,471,733

HEALTH CARE – 13.8%
AbbVie, Inc. (Biotechnology)			23,528	3,802,360
Agilent Technologies, Inc. (Life Sciences Tools & Svs.)			22,830	3,416,509
AmerisourceBergen Corp. (Health Care Providers & Svs.)			13,569	2,248,519
Amgen, Inc. (Biotechnology)			10,813	2,839,926
Becton Dickinson and Co. (Health Care Equip. & Supplies)			7,617	1,937,003
Blueprint Medicines Corp. (Biotechnology)	(a	)	1,395	61,115
Cigna Corp. (Health Care Providers & Svs.)			10,900	3,611,606
Danaher Corp. (Life Sciences Tools & Svs.)			8,519	2,261,113
Edwards Lifesciences Corp. (Health Care Equip. & Supplies)	(a	)	30,016	2,239,494
Elevance Health, Inc. (Health Care Providers & Svs.)			1,555	797,668
Eli Lilly & Co. (Pharmaceuticals)			17,818	6,518,537
Exact Sciences Corp. (Biotechnology)	(a	)	11,450	566,889
Horizon Therapeutics PLC (Biotechnology)	(a	)	4,210	479,098
IDEXX Laboratories, Inc. (Health Care Equip. & Supplies)	(a	)	380	155,025
Medtronic PLC (Health Care Equip. & Supplies)			14,373	1,117,070
Mettler-Toledo International, Inc. (Life Sciences Tools & Svs.)	(a	)	528	763,198
Seagen, Inc. (Biotechnology)	(a	)	6,731	865,001
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Svs.)			6,848	3,771,125
UnitedHealth Group, Inc. (Health Care Providers & Svs.)			20,299	10,762,124
Veeva Systems, Inc. Class A (Health Care Technology)	(a	)	8,951	1,444,512
Vertex Pharmaceuticals, Inc. (Biotechnology)	(a	)	4,355	1,257,637
West Pharmaceutical Services, Inc. (Life Sciences Tools & Svs.)			3,436	808,663

				51,724,192

INDUSTRIALS – 7.4%
Cintas Corp. (Commercial Svs. & Supplies)			2,909	1,313,763
CSX Corp. (Road & Rail)			43,382	1,343,974
Deere & Co. (Machinery)			12,291	5,269,889
Eaton Corp. PLC (Electrical Equip.)			3,565	559,527
Illinois Tool Works, Inc. (Machinery)			5,643	1,243,153
Lockheed Martin Corp. (Aerospace & Defense)			10,361	5,040,523
Otis Worldwide Corp. (Machinery)			11,738	919,203
PACCAR, Inc. (Machinery)			14,800	1,464,756
Tetra Tech, Inc. (Commercial Svs. & Supplies)			864	125,444
Trane Technologies PLC (Building Products)			3,062	514,692
Uber Technologies, Inc. (Road & Rail)	(a	)	84,891	2,099,354
Union Pacific Corp. (Road & Rail)			8,046	1,666,085
United Parcel Service, Inc. Class B (Air Freight & Logistics)			11,993	2,084,863
W.W. Grainger, Inc. (Trading Companies & Distributors)			3,444	1,915,725
Xylem, Inc. (Machinery)			21,031	2,325,398

				27,886,349

INFORMATION TECHNOLOGY – 43.0%
Accenture PLC Class A (IT Svs.)			15,771	4,208,334
Adobe, Inc. (Software)	(a	)	14,677	4,939,251
Advanced Micro Devices, Inc. (Semiconductors & Equip.)	(a	)	11,897	770,569

89	(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage Large Cap Growth Portfolio (Continued)

Schedule of Investments	December 31, 2022

Common Stocks (Continued)			Shares	Value

INFORMATION TECHNOLOGY (continued)
Analog Devices, Inc. (Semiconductors & Equip.)			26,832	$4,401,253
Apple, Inc. (Tech. Hardware, Storage & Periph.)			291,634	37,892,006
Autodesk, Inc. (Software)	(a	)	2,904	542,670
Automatic Data Processing, Inc. (IT Svs.)			10,829	2,586,615
Bill.com Holdings, Inc. (Software)	(a	)	5,239	570,841
Cadence Design Systems, Inc. (Software)	(a	)	16,931	2,719,796
CDW Corp. (Electronic Equip., Instr. & Comp.)			13,666	2,440,474
Cognizant Technology Solutions Corp. Class A (IT Svs.)			10,276	587,684
Crowdstrike Holdings, Inc. Class A (Software)	(a	)	5,634	593,204
Dell Technologies, Inc. Class C (Tech. Hardware, Storage & Periph.)			31,306	1,259,127
DocuSign, Inc. (Software)	(a	)	9,613	532,752
Enphase Energy, Inc. (Semiconductors & Equip.)	(a	)	2,422	641,733
Flex Ltd. (Electronic Equip., Instr. & Comp.)	(a	)	89,391	1,918,331
Gartner, Inc. (IT Svs.)	(a	)	4,233	1,422,881
Hewlett Packard Enterprise Co. (Tech. Hardware, Storage & Periph.)			124,248	1,982,998
HubSpot, Inc. (Software)	(a	)	2,495	721,379
Intuit, Inc. (Software)			11,954	4,652,736
Jabil, Inc. (Electronic Equip., Instr. & Comp.)			16,969	1,157,286
KLA Corp. (Semiconductors & Equip.)			6,664	2,512,528
Lam Research Corp. (Semiconductors & Equip.)			7,843	3,296,413
Lattice Semiconductor Corp. (Semiconductors & Equip.)	(a	)	12,175	789,914
Manhattan Associates, Inc. (Software)	(a	)	172	20,881
Mastercard, Inc. Class A (IT Svs.)			21,004	7,303,721
Microsoft Corp. (Software)			149,460	35,843,497
Monolithic Power Systems, Inc. (Semiconductors & Equip.)			2,411	852,554
NVIDIA Corp. (Semiconductors & Equip.)			50,248	7,343,243
NXP Semiconductors N.V. (Semiconductors & Equip.)			6,357	1,004,597
Palo Alto Networks, Inc. (Software)	(a	)	7,829	1,092,459
Paycom Software, Inc. (Software)	(a	)	3,755	1,165,214
Paylocity Holding Corp. (Software)	(a	)	3,945	766,356

Common Stocks (Continued)			Shares	Value

INFORMATION TECHNOLOGY (continued)
PayPal Holdings, Inc. (IT Svs.)	(a	)	28,015	$1,995,228
Pure Storage, Inc. Class A (Tech. Hardware, Storage & Periph.)	(a	)	34,036	910,803
QUALCOMM, Inc. (Semiconductors & Equip.)			22,032	2,422,198
Salesforce, Inc. (Software)	(a	)	12,987	1,721,946
ServiceNow, Inc. (Software)	(a	)	8,589	3,334,851
Splunk, Inc. (Software)	(a	)	1,050	90,394
Synopsys, Inc. (Software)	(a	)	4,464	1,425,311
TE Connectivity Ltd. (Electronic Equip., Instr. & Comp.)			15,227	1,748,060
Texas Instruments, Inc. (Semiconductors & Equip.)			7,211	1,191,401
Visa, Inc. (IT Svs.)			26,427	5,490,473
Workday, Inc. Class A (Software)	(a	)	10,073	1,685,515
Zscaler, Inc. (Software)	(a	)	5,532	619,031

				161,168,508

MATERIALS – 1.2%
Corteva, Inc. (Chemicals)			31,527	1,853,157
Ecolab, Inc. (Chemicals)			13,213	1,923,284
Sherwin-Williams Co. / The (Chemicals)			2,868	680,663

				4,457,104

REAL ESTATE – 1.1%
Equity Residential (Equity REIT)			12,643	745,937
Essex Property Trust, Inc. (Equity REIT)			2,310	489,535
Prologis, Inc. (Equity REIT)			9,445	1,064,735
SBA Communications Corp. (Equity REIT)			4,630	1,297,835
Simon Property Group, Inc. (Equity REIT)			6,186	726,731
Zillow Group, Inc. Class A (Real Estate Mgmt. & Development)	(a	)	80	2,497

				4,327,270

UTILITIES – 0.5%
DTE Energy Co. (Multi-Utilities)			16,145	1,897,522

Total Common Stocks (Cost $375,906,456)				$368,392,668

Total Investments – 98.2% (Cost $375,906,456)	(b	)		$368,392,668
Other Assets in Excess of Liabilities – 1.8%	(c	)		6,731,223

Net Assets – 100.0%				$375,123,891

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.
(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.
(c)	Includes $410,800 of cash pledged as collateral for the futures contracts outstanding at December 31, 2022. See also the following Schedule of Open Futures Contracts.

The accompanying notes are an integral part of these financial statements.

Schedule of Open Futures Contracts	December 31, 2022

Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
CME E-mini Nasdaq-100 Index - Long	26	March 17, 2023	$6,071,580	$5,731,570	$(340,010)	$(5,610)

The accompanying notes are an integral part of these financial statements.

90

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Unaudited)

Objective/Strategy

The ON Risk Managed Balanced Portfolio seeks long-term capital growth, consistent with preservation of capital and balanced by current income. The Portfolio invests in a balanced portfolio of equity and fixed-income securities (the “Balanced Component”) and a risk management portfolio intended to enhance the risk adjusted return of the Portfolio (the “Risk Management Component”).

Performance as of December 31, 2022

Average Annual returns
One year	-22.62%
Five years	6.20%
Since inception (5/1/14)	6.75%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in the Portfolio’s shares is obtained either through an allocation to the Portfolio as an investment vehicle within variable life insurance policies or annuity contracts, or as an underlying investment by the ON Model Portfolios. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 0.96% per the Fund’s prospectus dated April 29, 2022. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2022 can be found in the Portfolio’s Financial Highlights.

Comments from Sub-Advisers

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the year ended December 31, 2022, the Portfolio returned -22.62% versus -18.11% for its benchmark, the S&P 500® Index. The Portfolio’s secondary benchmark, which is comprised of 55% S&P 500® Index/ 45% ICE BofA U.S. Broad Market Index, returned -15.58% for the year.

Q. Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A. The Portfolio posted negative performance for the year and underperformed the primary benchmark. The underperformance was limited, due mainly to the Portfolio’s allocation to fixed income during the year in which equities experienced significant underperformance.

The equity sleeve of the Balanced Component underperformed the primary benchmark. The underperformance was driven primarily by overweights to large cap growth stocks. This underperformance was slightly reduced by lower volatility and value equities within the Portfolio.

The fixed income sleeve of the Balanced Component underperformed the fixed income sleeve of the secondary benchmark, but outperformed the primary benchmark. (1)

Q. How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark?

A. In the equity sleeve, security selection was the main driver of underperformance, specifically selection within Health Care and Consumer Staples. Sector positioning also detracted from performance, led by an underweight to Energy and an overweight to Information Technology.

In the fixed income sleeve, an overweight to emerging market corporates and an underweight to U.S. Treasuries (excluding derivatives) detracted. An underweight to mortgage pass-throughs and an overweight to investment grade corporate bonds contributed. Security selection in investment grade corporates detracted, while selection in emerging markets corporates was the main contributor and helped generate overall positive security selection for the fixed income sleeve. (1)

Q. How did the Risk Management Component impact the Portfolio’s performance during the period?

A. The Portfolio’s Risk Management Component is a sleeve of derivatives and cash equivalents that seeks to enhance the risk-adjusted return of the Portfolio. The Portfolio’s performance is enhanced on a risk-adjusted basis when the aggregate Portfolio achieves lower volatility with similar returns, or higher returns at similar volatility compared to a benchmark. The Portfolio’s return was 4.3% lower than the Balanced Component while the Portfolio’s annualized volatility was lower than the Balanced Component by approximately 3.0%, reducing overall risk. The Risk Management Component, however, did not enhance the Portfolio’s risk-adjusted return after reflecting these offsetting impacts.

The Risk Management Component’s relative underperformance was attributable to losses in the Treasury futures position, which were due to the rise in interest rates during the year and the declining value of options due to premium decay and lower implied volatilities. There was a gain due to the Portfolio having lower average equity exposure (compared to the Balanced Component), as the equity markets experienced a significant decline for the year. (1)

Q. Which securities contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. In the equity sleeve, not holding benchmark position Tesla, Inc. was the largest contributor. Overweights to Health Care names Vertex Pharmaceuticals, Inc. and UnitedHealth Group, Inc. were also leading relative contributors. Underweights to Energy names Exxon Mobil Corp. and Chevron Corp., along with an overweight to Align Technology, Inc. were the largest detractors from performance.

In the fixed income sleeve, top contributors from an issuer perspective were Fannie Mae, Ginnie Mae, and an underweight to Russia, while selection in U.S. Treasury Notes, AT&T, Inc. and Charter Communications Operating LLC / Charter Communications Operating Capital Corp. were the main detractors. (1)

Q. How did the Portfolio’s use of derivative instruments impact overall Portfolio performance?

A. The Risk Management Component detracted 4.3% to the absolute return of the aggregate Portfolio during the year, primarily due to the use of derivative instruments. Long U.S. Treasury futures positions detracted, as interest rates rose during the year, and options positions detracted as a result of premium decay and lower implied volatilities. There was an offsetting gain due to short positions in equity index futures. (1)

Q. Were there any significant changes to the Portfolio’s management team, investment strategy, or security selection process during the reporting period?

91	(continued)

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Unaudited) (Continued)

A. There were no personnel changes during 2022. Within the equity allocation, the U.S Systematic Value sleeve was added on May 23, 2022, to help balance out equity style risk.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2022.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P 500® Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index includes the effects of reinvested dividends.

The ICE BofA U.S. Broad Market Index measures the performance of U.S. dollar-denominated, investment grade debt securities, including U.S. Treasury notes and bonds, quasi-government securities, corporate securities, residential and commercial mortgage-backed securities and asset-backed securities. Securities are cap-weighted based on their amount outstanding times the market price plus accrued interest.

Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

Portfolio Composition as of December 31, 2022 (1)

% of Net Assets
Common Stocks (4)	50.1
Corporate Bonds (4)	16.0
U.S. Treasury Obligations	14.2
Asset-Backed / Mortgage-Backed Securities (4)	6.3
Purchased Options	5.7
U.S. Government Agency Mortgage-Backed Securities	4.5
Preferred Securities (4)	0.2
Sovereign Debt Issues	0.1
Taxable Municipal Bonds	0.0
Rights (4)	0.0
Other Net Assets	2.9

100.0

Top 10 Portfolio Holdings as of December 31, 2022 (1) (2) (3)

		% of Net Assets
1.	Microsoft Corp.	3.0
2.	U.S. Treasury Note 1.875%, 02/15/2032	2.8
3.	U.S. Treasury Note 3.875%, 11/30/2027	2.7
4.	U.S. Treasury Note 2.750%, 07/31/2027	2.0
5.	U.S. Treasury Note 3.250%, 05/15/2042	1.9
6.	Alphabet, Inc. Class C	1.6
7.	UnitedHealth Group, Inc.	1.6
8.	Visa, Inc.	1.4
9.	U.S. Treasury Note 2.500%, 04/30/2024	1.2
10.	S&P 500 Index Put Option, Expiration December 2024, Exercise price $4,300	1.2

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Common Stocks, Corporate Bonds, Preferred Securities, Asset-Backed / Mortgage Backed Securities, Rights):

% of Net Assets
Information Technology	17.0
Financials	16.2
Health Care	11.4
Consumer Discretionary	6.1
Consumer Staples	5.3
Industrials	4.2
Energy	3.9
Communication Services	3.8
Utilities	2.7
Materials	1.1
Real Estate	0.9

72.6

92

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio

Schedule of Investments	December 31, 2022

Common Stocks – 50.1%		Shares	Value

COMMUNICATION SERVICES – 3.0%
Alphabet, Inc. Class A (Interactive Media & Svs.)	(a)	4,760	$419,975
Alphabet, Inc. Class C (Interactive Media & Svs.)	(a)	204,723	18,165,072
AT&T, Inc. (Diversified Telecom. Svs.)		96,718	1,780,578
Charter Communications, Inc. Class A (Media)	(a)	2,437	826,387
Comcast Corp. Class A (Media)		67,864	2,373,204
Electronic Arts, Inc. (Entertainment)		24,947	3,048,024
Lumen Technologies, Inc. (Diversified Telecom. Svs.)		97,913	511,106
Match Group, Inc. (Interactive Media & Svs.)	(a)	14,561	604,136
Meta Platforms, Inc. Class A (Interactive Media & Svs.)	(a)	19,152	2,304,752
Netflix, Inc. (Entertainment)	(a)	5,020	1,480,297
Paramount Global Class B (Media)		38,773	654,488
Spotify Technology SA (Entertainment)	(a)	7,966	628,916
Verizon Communications, Inc. (Diversified Telecom. Svs.)		45,443	1,790,454

			34,587,389

CONSUMER DISCRETIONARY – 4.4%
Advance Auto Parts, Inc. (Specialty Retail)		4,117	605,322
Amazon.com, Inc. (Internet & Direct Marketing Retail)	(a)	94,280	7,919,520
AutoZone, Inc. (Specialty Retail)	(a)	2,071	5,107,459
Best Buy Co., Inc. (Specialty Retail)		10,279	824,479
Booking Holdings, Inc. (Hotels, Restaurants & Leisure)	(a)	927	1,868,165
BorgWarner, Inc. (Auto Components)		20,122	809,910
CarMax, Inc. (Specialty Retail)	(a)	9,829	598,488
Chipotle Mexican Grill, Inc. (Hotels, Restaurants & Leisure)	(a)	1,593	2,210,272
Dollar General Corp. (Multiline Retail)		12,106	2,981,102
Domino’s Pizza, Inc. (Hotels, Restaurants & Leisure)		6,762	2,342,357
Etsy, Inc. (Internet & Direct Marketing Retail)	(a)	14,740	1,765,557
General Motors Co. (Automobiles)		28,586	961,633
Home Depot, Inc. / The (Specialty Retail)		31,417	9,923,374
Lennar Corp. Class A (Household Durables)		9,622	870,791
LKQ Corp. (Distributors)		14,123	754,309
NIKE, Inc. Class B (Textiles, Apparel & Luxury Goods)		31,164	3,646,500
O’Reilly Automotive, Inc. (Specialty Retail)	(a)	3,012	2,542,218
PulteGroup, Inc. (Household Durables)		16,648	757,983
Tractor Supply Co. (Specialty Retail)		8,614	1,937,892
V.F. Corp. (Textiles, Apparel & Luxury Goods)		21,864	603,665
Williams-Sonoma, Inc. (Specialty Retail)		5,173	594,481

			49,625,477

CONSUMER STAPLES – 4.0%
Altria Group, Inc. (Tobacco)		63,086	2,883,661
BJ’s Wholesale Club Holdings, Inc. (Food & Staples Retailing)	(a)	11,472	758,988
Coca-Cola Co. / The (Beverages)		47,078	2,994,632
Colgate-Palmolive Co. (Household Products)		14,949	1,177,832
Costco Wholesale Corp. (Food & Staples Retailing)		18,682	8,528,333
General Mills, Inc. (Food Products)		26,343	2,208,861
Keurig Dr Pepper, Inc. (Beverages)		45,955	1,638,755
Kimberly-Clark Corp. (Household Products)		8,534	1,158,490
Koninklijke Ahold Delhaize N.V. – ADR (Food & Staples Retailing)		72,760	2,088,212
Kroger Co. / The (Food & Staples Retailing)		22,922	1,021,863
Molson Coors Beverage Co. Class B (Beverages)		17,824	918,292
Monster Beverage Corp. (Beverages)	(a)	79,451	8,066,660
Philip Morris International, Inc. (Tobacco)		28,621	2,896,731
Procter & Gamble Co. / The (Household Products)		13,006	1,971,189
Sysco Corp. (Food & Staples Retailing)		12,538	958,530
Tyson Foods, Inc. Class A (Food Products)		14,118	878,846
Walgreens Boots Alliance, Inc. (Food & Staples Retailing)		30,512	1,139,928
Walmart, Inc. (Food & Staples Retailing)		26,972	3,824,360

			45,114,163

ENERGY – 1.9%
APA Corp. (Oil, Gas & Consumable Fuels)		23,424	1,093,432
Baker Hughes Co. (Energy Equip. & Svs.)		41,039	1,211,882
Chesapeake Energy Corp. (Oil, Gas & Consumable Fuels)		8,472	799,503
Chevron Corp. (Oil, Gas & Consumable Fuels)		2,801	502,752
Coterra Energy, Inc. (Oil, Gas & Consumable Fuels)		32,464	797,640
Diamondback Energy, Inc. (Oil, Gas & Consumable Fuels)		6,715	918,478
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)		12,904	1,423,311
Halliburton Co. (Energy Equip. & Svs.)		33,601	1,322,199

93	(continued)

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Continued)

Schedule of Investments	December 31, 2022

Common Stocks (Continued)		Shares	Value

ENERGY (continued)
HF Sinclair Corp. (Oil, Gas & Consumable Fuels)		14,344	$744,310
Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)		57,427	1,038,280
Marathon Oil Corp. (Oil, Gas & Consumable Fuels)		36,585	990,356
Marathon Petroleum Corp. (Oil, Gas & Consumable Fuels)		10,821	1,259,456
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)		14,299	900,694
Ovintiv, Inc. (Oil, Gas & Consumable Fuels)		16,521	837,780
Phillips 66 (Oil, Gas & Consumable Fuels)		12,358	1,286,221
Pioneer Natural Resources Co. (Oil, Gas & Consumable Fuels)		4,395	1,003,774
Schlumberger Ltd. / N.V. (Energy Equip. & Svs.)		30,196	1,614,278
Shell PLC – ADR (Oil, Gas & Consumable Fuels)		47,634	2,712,756
Valero Energy Corp. (Oil, Gas & Consumable Fuels)		9,552	1,211,767

			21,668,869

FINANCIALS – 5.4%
Ally Financial, Inc. (Consumer Finance)		35,492	867,779
American International Group, Inc. (Insurance)		25,020	1,582,265
Annaly Capital Management, Inc. (Mortgage REIT)		57,057	1,202,762
Bank of New York Mellon Corp. / The (Capital Markets)		29,362	1,336,558
Berkshire Hathaway, Inc. Class B (Diversified Financial Svs.)	(a)	8,499	2,625,341
Capital One Financial Corp. (Consumer Finance)		12,807	1,190,539
CBOE Global Markets, Inc. (Capital Markets)		8,844	1,109,657
Citigroup, Inc. (Banks)		36,286	1,641,216
Citizens Financial Group, Inc. (Banks)		30,480	1,199,998
East West Bancorp, Inc. (Banks)		14,810	975,979
Everest Re Group Ltd. (Insurance)		10,215	3,383,923
F&G Annuities & Life, Inc. (Insurance)	(a)	1,868	37,379
Fidelity National Financial, Inc. (Insurance)		27,480	1,033,798
Fifth Third Bancorp (Banks)		33,906	1,112,456
Goldman Sachs Group, Inc. / The (Capital Markets)		5,577	1,915,030
Houlihan Lokey, Inc. (Capital Markets)		21,811	1,901,047
Intercontinental Exchange, Inc. (Capital Markets)		33,714	3,458,719
JPMorgan Chase & Co. (Banks)		57,399	7,697,206
KeyCorp (Banks)		64,517	1,123,886
Lincoln National Corp. (Insurance)		22,345	686,438
Loews Corp. (Insurance)		20,016	1,167,533
MarketAxess Holdings, Inc. (Capital Markets)		4,249	1,185,004
Marsh & McLennan Cos., Inc. (Insurance)		15,174	2,510,993
MSCI, Inc. (Capital Markets)		6,886	3,203,161
Northern Trust Corp. (Capital Markets)		12,309	1,089,223
Progressive Corp. / The (Insurance)		15,574	2,020,103
Raymond James Financial, Inc. (Capital Markets)		10,703	1,143,616
Selective Insurance Group, Inc. (Insurance)		11,515	1,020,344
Signature Bank (Banks)		6,563	756,189
State Street Corp. (Capital Markets)		17,884	1,387,262
SVB Financial Group (Banks)	(a)	3,001	690,650
Synchrony Financial (Consumer Finance)		36,316	1,193,344
T. Rowe Price Group, Inc. (Capital Markets)		10,439	1,138,477
Truist Financial Corp. (Banks)		30,921	1,330,531
U.S. Bancorp (Banks)		32,710	1,426,483
Willis Towers Watson PLC (Insurance)		13,975	3,418,005
Zions Bancorp N.A. (Banks)		19,277	947,657

			61,710,551

HEALTH CARE – 10.8%
Abbott Laboratories (Health Care Equip. & Supplies)		20,469	2,247,292
AbbVie, Inc. (Biotechnology)		27,293	4,410,822
Align Technology, Inc. (Health Care Equip. & Supplies)	(a)	8,345	1,759,960
AmerisourceBergen Corp. (Health Care Providers & Svs.)		6,794	1,125,834
Avantor, Inc. (Life Sciences Tools & Svs.)	(a)	46,139	973,072
Baxter International, Inc. (Health Care Equip. & Supplies)		19,456	991,672
Cardinal Health, Inc. (Health Care Providers & Svs.)		15,049	1,156,817
Centene Corp. (Health Care Providers & Svs.)	(a)	47,226	3,873,004
Cigna Corp. (Health Care Providers & Svs.)		5,086	1,685,195
Cooper Cos., Inc. / The (Health Care Equip. & Supplies)		3,656	1,208,930
CVS Health Corp. (Health Care Providers & Svs.)		45,456	4,236,045
Edwards Lifesciences Corp. (Health Care Equip. & Supplies)	(a)	74,706	5,573,815
Eli Lilly & Co. (Pharmaceuticals)		7,643	2,796,115
Genmab A/S – ADR (Biotechnology)	(a)	23,840	1,010,339
HCA Healthcare, Inc. (Health Care Providers & Svs.)		6,270	1,504,549
Henry Schein, Inc. (Health Care Providers & Svs.)	(a)	14,232	1,136,710

94	(continued)

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Continued)

Schedule of Investments	December 31, 2022

Common Stocks (Continued)			Shares	Value

HEALTH CARE (continued)
Hologic, Inc. (Health Care Equip. & Supplies)	(a	)	15,294	$1,144,144
IDEXX Laboratories, Inc. (Health Care Equip. & Supplies)	(a	)	14,797	6,036,584
Illumina, Inc. (Life Sciences Tools & Svs.)	(a	)	4,410	891,702
Incyte Corp. (Biotechnology)	(a	)	13,635	1,095,163
Intuitive Surgical, Inc. (Health Care Equip. & Supplies)	(a	)	27,121	7,196,557
Johnson & Johnson (Pharmaceuticals)			25,831	4,563,046
Laboratory Corp. of America Holdings (Health Care Providers & Svs.)			4,912	1,156,678
McKesson Corp. (Health Care Providers & Svs.)			11,190	4,197,593
Medtronic PLC (Health Care Equip. & Supplies)			20,513	1,594,270
Merck & Co., Inc. (Pharmaceuticals)			49,873	5,533,409
Mettler-Toledo International, Inc. (Life Sciences Tools & Svs.)	(a	)	3,033	4,384,050
Moderna, Inc. (Biotechnology)	(a	)	9,729	1,747,523
Molina Healthcare, Inc. (Health Care Providers & Svs.)	(a	)	2,842	938,485
Quest Diagnostics, Inc. (Health Care Providers & Svs.)			7,995	1,250,738
Roche Holding AG – ADR (Pharmaceuticals)			61,322	2,400,756
Teleflex, Inc. (Health Care Equip. & Supplies)			4,667	1,165,023
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Svs.)			1,664	916,348
UnitedHealth Group, Inc. (Health Care Providers & Svs.)			33,834	17,938,110
Veeva Systems, Inc. Class A (Health Care Technology)	(a	)	26,850	4,333,053
Vertex Pharmaceuticals, Inc. (Biotechnology)	(a	)	30,246	8,734,440
Viatris, Inc. (Pharmaceuticals)			111,091	1,236,443
Waters Corp. (Life Sciences Tools & Svs.)	(a	)	3,377	1,156,893
Zoetis, Inc. (Pharmaceuticals)			53,899	7,898,898

				123,200,077

INDUSTRIALS – 3.0%
3M Co. (Industrial Conglomerates)			9,733	1,167,181
AECOM (Construction & Engineering)			17,007	1,444,405
AMETEK, Inc. (Electrical Equip.)			16,758	2,341,428
Booz Allen Hamilton Holding Corp. (Professional Svs.)			16,548	1,729,597
Builders FirstSource, Inc. (Building Products)	(a	)	11,632	754,684
Carrier Global Corp. (Building Products)			23,578	972,592
Copart, Inc. (Commercial Svs. & Supplies)	(a	)	71,789	4,371,232
Emerson Electric Co. (Electrical Equip.)			11,836	1,136,966
Expeditors International of Washington, Inc. (Air Freight & Logistics)			7,953	826,476
FedEx Corp. (Air Freight & Logistics)			5,918	1,024,998
Huntington Ingalls Industries, Inc. (Aerospace & Defense)			3,040	701,267
IDEX Corp. (Machinery)			9,755	2,227,359
J.B. Hunt Transport Services, Inc. (Road & Rail)			4,204	733,009
Knight-Swift Transportation Holdings, Inc. (Road & Rail)			32,411	1,698,661
L3Harris Technologies, Inc. (Aerospace & Defense)			4,379	911,752
Leidos Holdings, Inc. (Professional Svs.)			8,070	848,883
Lockheed Martin Corp. (Aerospace & Defense)			9,448	4,596,358
Masco Corp. (Building Products)			14,845	692,816
Otis Worldwide Corp. (Machinery)			12,532	981,381
Owens Corning (Building Products)			8,620	735,286
RELX PLC – ADR (Professional Svs.)			34,994	970,034
Robert Half International, Inc. (Professional Svs.)			8,416	621,353
Stanley Black & Decker, Inc. (Machinery)			9,308	699,217
Textron, Inc. (Aerospace & Defense)			12,166	861,353
Trex Co., Inc. (Building Products)	(a	)	17,519	741,579

				33,789,867

INFORMATION TECHNOLOGY – 14.9%
Adobe, Inc. (Software)	(a	)	19,546	6,577,815
Amdocs Ltd. (IT Svs.)			24,336	2,212,142
Amphenol Corp. Class A (Electronic Equip., Instr. & Comp.)			38,223	2,910,299
Apple, Inc. (Tech. Hardware, Storage & Periph.)			59,757	7,764,227
Arista Networks, Inc. (Communications Equip.)	(a	)	41,348	5,017,580
ASML Holding N.V. (Semiconductors & Equip.)			3,996	2,183,414
Autodesk, Inc. (Software)	(a	)	11,516	2,151,995
Automatic Data Processing, Inc. (IT Svs.)			8,933	2,133,736
Broadcom, Inc. (Semiconductors & Equip.)			8,999	5,031,611
Cadence Design Systems, Inc. (Software)	(a	)	10,590	1,701,178
CDW Corp. (Electronic Equip., Instr. & Comp.)			8,014	1,431,140
Cisco Systems, Inc. (Communications Equip.)			40,899	1,948,428
Cognex Corp. (Electronic Equip., Instr. & Comp.)			21,208	999,109
Dell Technologies, Inc. Class C (Tech. Hardware, Storage & Periph.)			13,868	557,771
Entegris, Inc. (Semiconductors & Equip.)			23,659	1,551,794
EPAM Systems, Inc. (IT Svs.)	(a	)	14,059	4,607,697

95	(continued)

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Continued)

Schedule of Investments	December 31, 2022

Common Stocks (Continued)			Shares	Value

INFORMATION TECHNOLOGY (continued)
Fidelity National Information Services, Inc. (IT Svs.)			44,126	$2,993,949
Fortinet, Inc. (Software)	(a	)	129,243	6,318,690
Gartner, Inc. (IT Svs.)	(a	)	1,672	562,026
Gen Digital, Inc. (Software)			162,545	3,483,339
Genpact Ltd. (IT Svs.)			65,486	3,033,312
Global Payments, Inc. (IT Svs.)			5,809	576,950
Hewlett Packard Enterprise Co. (Tech. Hardware, Storage & Periph.)			43,800	699,048
HP, Inc. (Tech. Hardware, Storage & Periph.)			21,728	583,831
Intel Corp. (Semiconductors & Equip.)			45,737	1,208,829
Jabil, Inc. (Electronic Equip., Instr. & Comp.)			7,576	516,683
KLA Corp. (Semiconductors & Equip.)			3,399	1,281,525
Manhattan Associates, Inc. (Software)	(a	)	8,844	1,073,662
Mastercard, Inc. Class A (IT Svs.)			5,106	1,775,509
Micron Technology, Inc. (Semiconductors & Equip.)			15,248	762,095
Microsoft Corp. (Software)			140,467	33,686,796
Motorola Solutions, Inc. (Communications Equip.)			11,417	2,942,275
NVIDIA Corp. (Semiconductors & Equip.)			30,498	4,456,978
Oracle Corp. (Software)			50,702	4,144,382
Paychex, Inc. (IT Svs.)			26,361	3,046,277
Paycom Software, Inc. (Software)	(a	)	1,350	418,919
PayPal Holdings, Inc. (IT Svs.)	(a	)	38,981	2,776,227
PTC, Inc. (Software)	(a	)	13,164	1,580,207
Qorvo, Inc. (Semiconductors & Equip.)	(a	)	5,932	537,676
QUALCOMM, Inc. (Semiconductors & Equip.)			58,844	6,469,309
Roper Technologies, Inc. (Software)			9,722	4,200,779
ServiceNow, Inc. (Software)	(a	)	7,206	2,797,874
Skyworks Solutions, Inc. (Semiconductors & Equip.)			5,996	546,415
Synopsys, Inc. (Software)	(a	)	6,446	2,058,143
Texas Instruments, Inc. (Semiconductors & Equip.)			4,132	682,689
Tyler Technologies, Inc. (Software)	(a	)	7,068	2,278,794
VeriSign, Inc. (IT Svs.)	(a	)	15,041	3,090,023
Visa, Inc. (IT Svs.)			77,248	16,049,045
VMware, Inc. Class A (Software)	(a	)	18,517	2,273,147
Zebra Technologies Corp. Class A (Electronic Equip., Instr. & Comp.)	(a	)	5,415	1,388,460
Zoom Video Communications, Inc. Class A (Software)	(a	)	6,809	461,242

				169,535,041

MATERIALS – 0.7%
Celanese Corp. (Chemicals)			6,120	625,709
Dow, Inc. (Chemicals)			16,190	815,814
DuPont de Nemours, Inc. (Chemicals)			13,203	906,122
Eastman Chemical Co. (Chemicals)			7,670	624,645
International Paper Co. (Containers & Packaging)			17,825	617,279
LyondellBasell Industries N.V. Class A (Chemicals)			22,526	1,870,334
Sherwin-Williams Co. / The (Chemicals)			10,472	2,485,320
Westrock Co. (Containers & Packaging)			17,438	613,120

				8,558,343

REAL ESTATE – 0.4%
Boston Properties, Inc. (Equity REIT)			8,236	556,589
Camden Property Trust (Equity REIT)			5,166	577,972
Digital Realty Trust, Inc. (Equity REIT)			7,429	744,906
Healthcare Realty Trust, Inc. (Equity REIT)			28,276	544,879
Regency Centers Corp. (Equity REIT)			11,126	695,375
Simon Property Group, Inc. (Equity REIT)			7,530	884,624
Weyerhaeuser Co. (Equity REIT)			24,041	745,271

				4,749,616

UTILITIES – 1.6%
American Electric Power Co., Inc. (Electric Utilities)			32,077	3,045,711
CenterPoint Energy, Inc. (Multi-Utilities)			76,995	2,309,080
Consolidated Edison, Inc. (Multi-Utilities)			11,309	1,077,861
Constellation Energy Corp. (Electric Utilities)			11,373	980,466
Duke Energy Corp. (Electric Utilities)			13,649	1,405,711
Essential Utilities, Inc. (Water Utilities)			19,775	943,861
Evergy, Inc. (Electric Utilities)			14,220	894,865
Exelon Corp. (Electric Utilities)			27,206	1,176,115
FirstEnergy Corp. (Electric Utilities)			24,182	1,014,193
NextEra Energy, Inc. (Electric Utilities)			15,344	1,282,758
NiSource, Inc. (Multi-Utilities)			32,673	895,894

96	(continued)

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Continued)

Schedule of Investments	December 31, 2022

Common Stocks (Continued)	Shares	Value

UTILITIES (continued)
NRG Energy, Inc. (Electric Utilities)	21,279	$677,098
PPL Corp. (Electric Utilities)	34,891	1,019,515
Xcel Energy, Inc. (Electric Utilities)	27,509	1,928,656

		18,651,784

Total Common Stocks (Cost $558,477,264)		$571,191,177

Corporate Bonds – 16.0%		Rate	Maturity	Face Amount	Value

COMMUNICATION SERVICES – 0.8%
AT&T, Inc. (Diversified Telecom. Svs.)		3.650%	09/15/2059	$33,000	$22,088
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)	(b)	4.500%	08/15/2030	59,000	48,743
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)	(b)	4.750%	02/01/2032	102,000	82,691
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)	(b)	4.500%	06/01/2033	209,000	160,351
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. (Media)		5.050%	03/30/2029	519,000	488,295
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. (Media)		6.484%	10/23/2045	62,000	55,910
Discovery Communications LLC (Media)		5.200%	09/20/2047	75,000	55,712
Discovery Communications LLC (Media)		5.300%	05/15/2049	35,000	26,463
DISH DBS Corp. (Media)	(b)	5.250%	12/01/2026	1,021,000	860,024
DISH DBS Corp. (Media)	(b)	5.750%	12/01/2028	158,000	126,104
Entegris Escrow Corp. (Media)	(b)	4.750%	04/15/2029	209,000	190,595
Fox Corp. (Media)		5.576%	01/25/2049	1,068,000	952,860
Globo Comunicacao e Participacoes SA (Media)		4.875%	01/22/2030	794,000	664,981
Level 3 Financing, Inc. (Diversified Telecom. Svs.)	(b)	3.875%	11/15/2029	309,000	243,843
Magallanes, Inc. (Media)	(b)	4.279%	03/15/2032	1,122,000	924,264
Netflix, Inc. (Entertainment)		5.875%	11/15/2028	310,000	314,194
Tencent Holdings Ltd. (Interactive Media & Svs.)	(b)	3.240%	06/03/2050	201,000	127,056
Time Warner Cable LLC (Media)		7.300%	07/01/2038	811,000	804,489
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		2.625%	04/15/2026	70,000	64,149
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		2.625%	02/15/2029	46,000	38,940
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		3.375%	04/15/2029	28,000	24,662
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		3.875%	04/15/2030	1,293,000	1,171,219
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		2.550%	02/15/2031	94,000	76,791
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		2.875%	02/15/2031	143,000	118,165
Verizon Communications, Inc. (Diversified Telecom. Svs.)		3.150%	03/22/2030	1,458,000	1,285,724
Weibo Corp. (Interactive Media & Svs.)		3.375%	07/08/2030	742,000	576,445

					9,504,758

CONSUMER DISCRETIONARY – 1.7%
Advance Auto Parts, Inc. (Specialty Retail)		3.900%	04/15/2030	1,335,000	1,169,776
Advance Auto Parts, Inc. (Specialty Retail)		3.500%	03/15/2032	3,000	2,461
Amazon.com, Inc. (Internet & Direct Marketing Retail)		4.550%	12/01/2027	1,021,000	1,017,615
AutoZone, Inc. (Specialty Retail)		3.750%	04/18/2029	303,000	279,403
AutoZone, Inc. (Specialty Retail)		1.650%	01/15/2031	1,010,000	783,603
Bath & Body Works, Inc. (Specialty Retail)	(b)	6.625%	10/01/2030	995,000	933,711
Booking Holdings, Inc. (Hotels, Restaurants & Leisure)		4.625%	04/13/2030	1,302,000	1,257,443
Carnival Corp. (Hotels, Restaurants & Leisure)	(b)	4.000%	08/01/2028	237,000	193,252
Cedar Fair LP / Canada’s Wonderland Co. / Magnum Management Corp. / Millennium Op (Hotels, Restaurants & Leisure)		5.375%	04/15/2027	1,000,000	955,000
Expedia Group, Inc. (Hotels, Restaurants & Leisure)		4.625%	08/01/2027	1,257,000	1,205,906
Ford Motor Co. (Automobiles)		6.100%	08/19/2032	441,000	407,201
General Motors Co. (Automobiles)		6.125%	10/01/2025	79,000	80,399
General Motors Co. (Automobiles)		4.200%	10/01/2027	94,000	88,391
General Motors Co. (Automobiles)		6.800%	10/01/2027	107,000	111,064
General Motors Co. (Automobiles)		5.000%	10/01/2028	269,000	257,630
GLP Capital LP / GLP Financing II, Inc. (Hotels, Restaurants & Leisure)		3.250%	01/15/2032	2,123,000	1,697,094
Jaguar Land Rover Automotive PLC (Automobiles)	(b)	5.500%	07/15/2029	1,227,000	868,969
Las Vegas Sands Corp. (Hotels, Restaurants & Leisure)		3.900%	08/08/2029	1,829,000	1,540,865
Lowe’s Cos., Inc. (Specialty Retail)		5.800%	09/15/2062	640,000	612,583
Marriott International, Inc. (Hotels, Restaurants & Leisure)		5.750%	05/01/2025	1,264,000	1,274,897
Mattel, Inc. (Leisure Products)	(b)	3.375%	04/01/2026	128,000	117,684
McDonald’s Corp. (Hotels, Restaurants & Leisure)		3.500%	07/01/2027	272,000	258,011
McDonald’s Corp. (Hotels, Restaurants & Leisure)		2.625%	09/01/2029	1,700,000	1,490,911
McDonald’s Corp. (Hotels, Restaurants & Leisure)		3.625%	09/01/2049	90,000	67,702
MDC Holdings, Inc. (Household Durables)		6.000%	01/15/2043	1,150,000	934,295
Nissan Motor Co. Ltd. (Automobiles)	(b)	4.345%	09/17/2027	430,000	389,901
O’Reilly Automotive, Inc. (Specialty Retail)		3.600%	09/01/2027	6,000	5,655
O’Reilly Automotive, Inc. (Specialty Retail)		4.350%	06/01/2028	47,000	45,623

97	(continued)

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Continued)

Schedule of Investments	December 31, 2022

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value

CONSUMER DISCRETIONARY (continued)
O’Reilly Automotive, Inc. (Specialty Retail)		3.900%	06/01/2029	$232,000	$215,987
Prosus N.V. (Internet & Direct Marketing Retail)	(b)	3.257%	01/19/2027	629,000	562,299
Prosus N.V. (Internet & Direct Marketing Retail)	(b)	3.680%	01/21/2030	216,000	179,592
Ross Stores, Inc. (Specialty Retail)		4.700%	04/15/2027	280,000	275,467
Royal Caribbean Cruises Ltd. (Hotels, Restaurants & Leisure)	(b)	8.250%	01/15/2029	416,000	418,028
Wynn Macau Ltd. (Hotels, Restaurants & Leisure)	(b)	5.625%	08/26/2028	292,000	249,394

					19,947,812

CONSUMER STAPLES – 1.3%
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC (Food & Staples Retailing)	(b)	3.500%	03/15/2029	156,000	130,882
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC (Food & Staples Retailing)	(b)	4.875%	02/15/2030	971,000	866,579
Alimentation Couche-Tard, Inc. (Food & Staples Retailing)	(b)	2.950%	01/25/2030	77,000	65,254
Altria Group, Inc. (Tobacco)		4.800%	02/14/2029	106,000	101,710
Altria Group, Inc. (Tobacco)		3.400%	05/06/2030	1,934,000	1,653,091
B.A.T. Capital Corp. (Tobacco)		4.700%	04/02/2027	180,000	172,546
B.A.T. Capital Corp. (Tobacco)		2.259%	03/25/2028	1,460,000	1,211,687
B.A.T. Capital Corp. (Tobacco)		7.750%	10/19/2032	189,000	203,284
Campbell Soup Co. (Food Products)		3.950%	03/15/2025	113,000	110,351
Cargill, Inc. (Food Products)	(b)	1.375%	07/23/2023	77,000	75,432
Cargill, Inc. (Food Products)	(b)	2.125%	04/23/2030	1,301,000	1,071,211
Coca-Cola Co. / The (Beverages)		3.375%	03/25/2027	1,376,000	1,319,626
Coca-Cola Co. / The (Beverages)		3.450%	03/25/2030	182,000	169,250
Estee Lauder Cos., Inc. / The (Personal Products)		2.600%	04/15/2030	412,000	354,070
Fomento Economico Mexicano S.A.B. de C.V. (Beverages)		3.500%	01/16/2050	182,000	127,638
J.M. Smucker Co. / The (Food Products)		2.375%	03/15/2030	165,000	136,681
MARB BondCo PLC (Food Products)		3.950%	01/29/2031	1,483,000	1,138,327
Mars, Inc. (Food Products)	(b)	2.700%	04/01/2025	113,000	107,570
Mars, Inc. (Food Products)	(b)	3.200%	04/01/2030	28,000	25,010
Mondelez International Holdings Netherlands B.V. (Food Products)	(b)	2.250%	09/19/2024	249,000	236,786
Mondelez International, Inc. (Food Products)		2.750%	04/13/2030	19,000	16,377
Natura Cosmeticos SA (Personal Products)		4.125%	05/03/2028	563,000	459,414
Natura Cosmeticos SA (Personal Products)	(b)	4.125%	05/03/2028	230,000	187,682
PepsiCo, Inc. (Beverages)		2.250%	03/19/2025	1,412,000	1,344,028
PepsiCo, Inc. (Beverages)		2.625%	03/19/2027	58,000	53,870
Philip Morris International, Inc. (Tobacco)		5.000%	11/17/2025	602,000	604,705
Philip Morris International, Inc. (Tobacco)		5.625%	11/17/2029	109,000	110,578
Pilgrim’s Pride Corp. (Food Products)	(b)	5.875%	09/30/2027	347,000	336,582
Pilgrim’s Pride Corp. (Food Products)	(b)	4.250%	04/15/2031	1,000,000	850,555
Procter & Gamble Co. / The (Household Products)		3.000%	03/25/2030	68,000	62,126
Sysco Corp. (Food & Staples Retailing)		2.400%	02/15/2030	72,000	59,846
Sysco Corp. (Food & Staples Retailing)		5.950%	04/01/2030	1,279,000	1,323,709

					14,686,457

ENERGY – 2.0%
Apache Corp. (Oil, Gas & Consumable Fuels)		4.250%	01/15/2030	1,000,000	884,907
BP Capital Markets America, Inc. (Oil, Gas & Consumable Fuels)		2.939%	06/04/2051	2,874,000	1,892,249
Canadian Natural Resources Ltd. (Oil, Gas & Consumable Fuels)		5.850%	02/01/2035	860,000	827,384
Cheniere Corpus Christi Holdings LLC (Oil, Gas & Consumable Fuels)		3.700%	11/15/2029	557,000	503,484
Continental Resources, Inc. (Oil, Gas & Consumable Fuels)	(b)	5.750%	01/15/2031	1,582,000	1,472,621
Continental Resources, Inc. (Oil, Gas & Consumable Fuels)	(b)	2.875%	04/01/2032	218,000	161,470
Devon Energy Corp. (Oil, Gas & Consumable Fuels)		4.500%	01/15/2030	1,733,000	1,613,412
Devon Energy Corp. (Oil, Gas & Consumable Fuels)		5.600%	07/15/2041	195,000	181,921
Diamondback Energy, Inc. (Oil, Gas & Consumable Fuels)		6.250%	03/15/2033	420,000	426,286
Enbridge Energy Partners LP (Oil, Gas & Consumable Fuels)		7.375%	10/15/2045	790,000	882,409
EQT Corp. (Oil, Gas & Consumable Fuels)		7.000%	02/01/2030	1,013,000	1,050,603
GNL Quintero SA (Oil, Gas & Consumable Fuels)		4.634%	07/31/2029	739,593	714,130
Hess Corp. (Oil, Gas & Consumable Fuels)		4.300%	04/01/2027	1,806,000	1,724,826
Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)		4.300%	03/01/2028	1,449,000	1,388,038
Marathon Oil Corp. (Oil, Gas & Consumable Fuels)		6.800%	03/15/2032	1,193,000	1,227,330
Marathon Petroleum Corp. (Oil, Gas & Consumable Fuels)		6.500%	03/01/2041	1,072,000	1,101,181
Oleoducto Central SA (Oil, Gas & Consumable Fuels)	(b)	4.000%	07/14/2027	410,000	361,701
Oleoducto Central SA (Oil, Gas & Consumable Fuels)		4.000%	07/14/2027	356,000	314,062
ONEOK Partners LP (Oil, Gas & Consumable Fuels)		6.125%	02/01/2041	975,000	919,528
ONEOK, Inc. (Oil, Gas & Consumable Fuels)		6.350%	01/15/2031	127,000	129,025
ONEOK, Inc. (Oil, Gas & Consumable Fuels)		6.100%	11/15/2032	37,000	36,998
Ovintiv, Inc. (Oil, Gas & Consumable Fuels)		7.375%	11/01/2031	985,000	1,048,421
Plains All American Pipeline LP / PAA Finance Corp. (Oil, Gas & Consumable Fuels)		3.550%	12/15/2029	136,000	117,921
Suncor Energy, Inc. (Oil, Gas & Consumable Fuels)		6.800%	05/15/2038	1,561,000	1,635,166

98	(continued)

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Continued)

Schedule of Investments	December 31, 2022

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value

ENERGY (continued)
Tengizchevroil Finance Co. International Ltd. (Oil, Gas & Consumable Fuels)	(b)	3.250%	08/15/2030	$487,000	$344,392
Var Energi ASA (Oil, Gas & Consumable Fuels)	(b)	7.500%	01/15/2028	636,000	647,831
Var Energi ASA (Oil, Gas & Consumable Fuels)	(b)	8.000%	11/15/2032	784,000	809,651

					22,416,947

FINANCIALS – 4.5%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust (Diversified Financial Svs.)		6.500%	07/15/2025	271,000	274,598
AIB Group PLC (Rate is fixed until 10/14/2025, at which point, the rate becomes SOFR + 346) (Banks)	(b)(c)	7.583%	10/14/2026	1,611,000	1,640,322
Alleghany Corp. (Insurance)		3.625%	05/15/2030	291,000	269,884
Argentum Netherlands B.V. for Swiss Re Ltd. (Rate is fixed until 08/15/2025, at which point, the rate becomes QL + 359) (Insurance)	(c)	5.750%	08/15/2050	1,500,000	1,428,750
Aviation Capital Group LLC (Diversified Financial Svs.)	(b)	4.375%	01/30/2024	50,000	48,744
Aviation Capital Group LLC (Diversified Financial Svs.)	(b)	5.500%	12/15/2024	148,000	145,371
Aviation Capital Group LLC (Diversified Financial Svs.)	(b)	4.125%	08/01/2025	3,000	2,799
Aviation Capital Group LLC (Diversified Financial Svs.)	(b)	4.875%	10/01/2025	57,000	53,712
Aviation Capital Group LLC (Diversified Financial Svs.)	(b)	1.950%	01/30/2026	181,000	157,575
Aviation Capital Group LLC (Diversified Financial Svs.)	(b)	1.950%	09/20/2026	2,008,000	1,701,100
Aviation Capital Group LLC (Diversified Financial Svs.)	(b)	3.500%	11/01/2027	50,000	43,672
Banco de Credito del Peru S.A. (Rate is fixed until 07/01/2025, at which point, the rate becomes H15T5Y + 300) (Banks)	(b)(c)	3.125%	07/01/2030	244,000	221,097
Banco Santander SA (Rate is fixed until 03/24/2027, at which point, the rate becomes H15T1Y + 200) (Banks)	(c)	4.175%	03/24/2028	1,800,000	1,669,526
Bank of America Corp. (Rate is fixed until 04/24/2027, at which point, the rate becomes QL + 151) (Banks)	(c)	3.705%	04/24/2028	501,000	463,622
Bank of America Corp. (Rate is fixed until 04/27/2027, at which point, the rate becomes SOFR + 158) (Banks)	(c)	4.376%	04/27/2028	271,000	259,163
Bank of America Corp. (Rate is fixed until 03/05/2028, at which point, the rate becomes QL + 107) (Banks)	(c)	3.970%	03/05/2029	177,000	163,322
Bank of America Corp. (Rate is fixed until 04/29/2030, at which point, the rate becomes SOFR + 215) (Banks)	(c)	2.592%	04/29/2031	1,441,000	1,173,602
Bank of Ireland Group PLC (Rate is fixed until 09/16/2025, at which point, the rate becomes H15T1Y + 265) (Banks)	(b)(c)	6.253%	09/16/2026	354,000	351,162
Barclays PLC (Rate is fixed until 11/02/2027, at which point, the rate becomes H15T1Y + 330) (Banks)	(c)	7.385%	11/02/2028	889,000	926,630
BNP Paribas SA (Rate is fixed until 02/25/2031, at which point, the rate becomes H15T5Y + 334) (Banks)	(c)	4.625%	Perpetual	877,000	677,571
BNP Paribas SA (Rate is fixed until 11/19/2024, at which point, the rate becomes QL + 111) (Banks)	(b)(c)	2.819%	11/19/2025	2,170,000	2,055,594
BNP Paribas SA (Rate is fixed until 01/13/2030, at which point, the rate becomes SOFR + 151) (Banks)	(b)(c)	3.052%	01/13/2031	333,000	272,908
Capital One Financial Corp. (Rate is fixed until 05/10/2027, at which point, the rate becomes SOFR + 206) (Consumer Finance)	(c)	4.927%	05/10/2028	197,000	190,717
Capital One Financial Corp. (Rate is fixed until 03/01/2029, at which point, the rate becomes SOFR + 179) (Consumer Finance)	(c)	3.273%	03/01/2030	1,651,000	1,411,555
Citigroup, Inc. (Rate is fixed until 01/10/2027, at which point, the rate becomes QL + 156) (Banks)	(c)	3.887%	01/10/2028	1,538,000	1,437,212
Citigroup, Inc. (Rate is fixed until 04/23/2028, at which point, the rate becomes QL + 119) (Banks)	(c)	4.075%	04/23/2029	212,000	195,075
Citigroup, Inc. (Rate is fixed until 03/20/2029, at which point, the rate becomes QL + 134) (Banks)	(c)	3.980%	03/20/2030	145,000	130,773
Citigroup, Inc. (Rate is fixed until 03/31/2030, at which point, the rate becomes SOFR + 391) (Banks)	(c)	4.412%	03/31/2031	380,000	348,953
Cloverie PLC for Zurich Insurance Co. Ltd. (Rate is fixed until 06/24/2026, at which point, the rate becomes QL + 492) (Insurance)	(c)	5.625%	06/24/2046	1,116,000	1,088,100
Cooperatieve Rabobank UA (Rate is fixed until 04/10/2024, at which point, the rate becomes USSW5 + 189) (Banks)	(c)	4.000%	04/10/2029	1,000,000	954,349
Credit Suisse Group AG (Rate is fixed until 08/11/2027, at which point, the rate becomes H15T5Y + 489) (Capital Markets)	(c)	5.250%	Perpetual	641,000	417,087
Credit Suisse Group AG (Rate is fixed until 06/05/2025, at which point, the rate becomes SOFR + 204) (Capital Markets)	(b)(c)	2.193%	06/05/2026	1,445,000	1,234,162
Credit Suisse Group AG (Rate is fixed until 07/15/2025, at which point, the rate becomes SOFR + 334) (Capital Markets)	(b)(c)	6.373%	07/15/2026	753,000	706,953
Danske Bank A/S (Rate is fixed until 04/01/2027, at which point, the rate becomes H15T1Y + 175) (Banks)	(b)(c)	4.298%	04/01/2028	1,829,000	1,681,807
Deutsche Bank AG (Rate is fixed until 07/14/2025, at which point, the rate becomes SOFR + 319) (Banks)	(c)	6.119%	07/14/2026	256,000	254,287
Deutsche Bank AG (Rate is fixed until 01/07/2027, at which point, the rate becomes SOFR + 132) (Banks)	(c)	2.552%	01/07/2028	204,000	173,409
Federation des Caisses Desjardins du Quebec (Banks)	(b)	4.550%	08/23/2027	883,000	848,246
General Motors Financial Co., Inc. (Consumer Finance)		4.350%	01/17/2027	99,000	94,069
General Motors Financial Co., Inc. (Consumer Finance)		2.400%	10/15/2028	1,366,000	1,132,695

99	(continued)

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Continued)

Schedule of Investments	December 31, 2022

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value

FINANCIALS (continued)
General Motors Financial Co., Inc. (Consumer Finance)		4.300%	04/06/2029	$126,000	$112,859
Goldman Sachs Group, Inc. / The (Rate is fixed until 04/22/2031, at which point, the rate becomes SOFR + 128) (Capital Markets)	(c)	2.615%	04/22/2032	2,059,000	1,642,034
Goldman Sachs Group, Inc. / The (Rate is fixed until 07/21/2031, at which point, the rate becomes SOFR + 125) (Capital Markets)	(c)	2.383%	07/21/2032	103,000	79,919
Harley-Davidson Financial Services, Inc. (Consumer Finance)	(b)	3.050%	02/14/2027	912,000	812,209
HSBC Holdings PLC (Rate is fixed until 11/03/2025, at which point, the rate becomes SOFR + 303) (Banks)	(c)	7.336%	11/03/2026	1,649,000	1,715,078
HSBC Holdings PLC (Rate is fixed until 08/11/2032, at which point, the rate becomes SOFR + 287) (Banks)	(c)	5.402%	08/11/2033	334,000	309,292
ING Bank N.V. (Banks)	(b)	5.800%	09/25/2023	1,306,000	1,304,300
ING Groep N.V. (Rate is fixed until 03/28/2027, at which point, the rate becomes SOFR + 183) (Banks)	(c)	4.017%	03/28/2028	209,000	195,432
Intesa Sanpaolo SpA (Banks)	(b)	7.000%	11/21/2025	256,000	261,087
JPMorgan Chase & Co. (Rate is fixed until 12/15/2024, at which point, the rate becomes SOFR + 107) (Banks)	(c)	5.546%	12/15/2025	1,242,000	1,242,022
JPMorgan Chase & Co. (Rate is fixed until 12/05/2028, at which point, the rate becomes QL + 133) (Banks)	(c)	4.452%	12/05/2029	1,465,000	1,376,158
JPMorgan Chase & Co. (Rate is fixed until 10/15/2029, at which point, the rate becomes SOFR + 151) (Banks)	(c)	2.739%	10/15/2030	218,000	182,818
JPMorgan Chase & Co. (Rate is fixed until 03/24/2030, at which point, the rate becomes SOFR + 379) (Banks)	(c)	4.493%	03/24/2031	171,000	159,706
JPMorgan Chase & Co. (Rate is fixed until 04/22/2031, at which point, the rate becomes SOFR + 125) (Banks)	(c)	2.580%	04/22/2032	458,000	366,876
Lloyds Banking Group PLC (Rate is fixed until 11/15/2032, at which point, the rate becomes H15T1Y + 375) (Banks)	(c)	7.953%	11/15/2033	611,000	646,744
Mizuho Financial Group, Inc. (Rate is fixed until 09/13/2029, at which point, the rate becomes SOFR + 157) (Banks)	(c)	2.869%	09/13/2030	1,261,000	1,054,527
Morgan Stanley (Rate is fixed until 04/20/2027, at which point, the rate becomes SOFR + 161) (Capital Markets)	(c)	4.210%	04/20/2028	1,992,000	1,894,579
Morgan Stanley (Rate is fixed until 10/18/2027, at which point, the rate becomes SOFR + 224) (Capital Markets)	(c)	6.296%	10/18/2028	79,000	81,552
Nationwide Building Society (Thrifts & Mortgage Finance)	(b)	4.000%	09/14/2026	1,299,000	1,181,368
Nationwide Building Society (Rate is fixed until 02/16/2027, at which point, the rate becomes SOFR + 129) (Thrifts & Mortgage Finance)	(b)(c)	2.972%	02/16/2028	368,000	323,471
NatWest Group PLC (Rate is fixed until 11/10/2025, at which point, the rate becomes H15T1Y + 285) (Banks)	(c)	7.472%	11/10/2026	429,000	446,417
Nomura Holdings, Inc. (Capital Markets)		2.999%	01/22/2032	1,330,000	1,043,459
S&P Global, Inc. (Capital Markets)	(b)	4.750%	08/01/2028	16,000	15,813
S&P Global, Inc. (Capital Markets)	(b)	4.250%	05/01/2029	66,000	62,997
Santander Holdings U.S.A., Inc. (Rate is fixed until 01/06/2027, at which point, the rate becomes SOFR + 125) (Banks)	(c)	2.490%	01/06/2028	1,365,000	1,171,146
Santander U.K. Group Holdings PLC (Rate is fixed until 01/11/2027, at which point, the rate becomes SOFR + 122) (Banks)	(c)	2.469%	01/11/2028	1,374,000	1,173,340
Societe Generale SA (Rate is fixed until 01/19/2027, at which point, the rate becomes H15T1Y + 130) (Banks)	(b)(c)	2.797%	01/19/2028	380,000	332,465
Standard Chartered PLC (Rate is fixed until 11/16/2024, at which point, the rate becomes H15T1Y + 310) (Banks)	(b)(c)	7.776%	11/16/2025	274,000	282,192
Standard Chartered PLC (Rate is fixed until 03/30/2025, at which point, the rate becomes H15T1Y + 165) (Banks)	(b)(c)	3.971%	03/30/2026	1,839,000	1,756,508
Swedbank AB (Rate is fixed until 09/17/2024, at which point, the rate becomes H15T5Y + 413) (Banks)	(c)	5.625%	Perpetual	200,000	191,292
Swiss Re Finance Luxembourg SA (Rate is fixed until 04/02/2029, at which point, the rate becomes H15T5Y + 358) (Insurance)	(c)	5.000%	04/02/2049	200,000	184,148
Synchrony Financial (Consumer Finance)		4.875%	06/13/2025	696,000	678,154
Synchrony Financial (Consumer Finance)		3.950%	12/01/2027	720,000	642,131
UBS Group AG (Rate is fixed until 05/12/2025, at which point, the rate becomes H15T1Y + 155) (Capital Markets)	(b)(c)	4.488%	05/12/2026	267,000	260,956
UniCredit SpA (Rate is fixed until 06/03/2031, at which point, the rate becomes H15T1Y + 155) (Banks)	(b)(c)	3.127%	06/03/2032	200,000	150,324
Wells Fargo & Co. (Rate is fixed until 10/30/2029, at which point, the rate becomes TSFR3M + 143) (Banks)	(c)	2.879%	10/30/2030	298,000	253,123
Wells Fargo & Co. (Rate is fixed until 04/04/2030, at which point, the rate becomes SOFR + 403) (Banks)	(c)	4.478%	04/04/2031	2,033,000	1,905,746

					51,792,415

HEALTH CARE – 0.6%
AbbVie, Inc. (Biotechnology)		2.800%	03/15/2023	14,000	13,944
AbbVie, Inc. (Biotechnology)		2.600%	11/21/2024	165,000	157,849

100	(continued)

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Continued)

Schedule of Investments	December 31, 2022

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value

HEALTH CARE (continued)
AbbVie, Inc. (Biotechnology)		3.800%	03/15/2025	$1,235,000	$1,203,643
Amgen, Inc. (Biotechnology)		3.350%	02/22/2032	159,000	138,867
Bayer U.S. Finance II LLC (Pharmaceuticals)	(b)	5.500%	07/30/2035	879,000	840,512
Bristol-Myers Squibb Co. (Pharmaceuticals)		3.400%	07/26/2029	624,000	577,476
Centene Corp. (Health Care Providers & Svs.)		4.625%	12/15/2029	376,000	343,602
Centene Corp. (Health Care Providers & Svs.)		3.375%	02/15/2030	212,000	179,218
Cigna Corp. (Health Care Providers & Svs.)		2.400%	03/15/2030	1,334,000	1,117,526
Cigna Corp. (Health Care Providers & Svs.)		3.200%	03/15/2040	52,000	39,231
Cigna Corp. (Health Care Providers & Svs.)		3.400%	03/15/2050	78,000	55,281
CVS Health Corp. (Health Care Providers & Svs.)		3.000%	08/15/2026	33,000	30,824
CVS Health Corp. (Health Care Providers & Svs.)		4.300%	03/25/2028	682,000	659,660
DH Europe Finance II SARL (Health Care Equip. & Supplies)		2.200%	11/15/2024	129,000	122,912
DH Europe Finance II SARL (Health Care Equip. & Supplies)		2.600%	11/15/2029	71,000	62,198
Medline Borrower LP (Health Care Equip. & Supplies)	(b)	3.875%	04/01/2029	240,000	193,430
Pfizer, Inc. (Pharmaceuticals)		2.625%	04/01/2030	1,080,000	948,696
Zoetis, Inc. (Pharmaceuticals)		5.400%	11/14/2025	675,000	688,485

					7,373,354

INDUSTRIALS – 1.0%
Air Lease Corp. (Trading Companies & Distributors)		2.875%	01/15/2026	28,000	25,907
Air Lease Corp. (Trading Companies & Distributors)		3.625%	04/01/2027	15,000	13,667
Air Lease Corp. (Trading Companies & Distributors)		2.100%	09/01/2028	107,000	87,151
Air Lease Corp. (Trading Companies & Distributors)		4.625%	10/01/2028	883,000	825,906
Aircastle Ltd. (Trading Companies & Distributors)		4.125%	05/01/2024	58,000	56,066
Aircastle Ltd. (Trading Companies & Distributors)	(b)	5.250%	08/11/2025	1,269,000	1,220,445
Aircastle Ltd. (Trading Companies & Distributors)		4.250%	06/15/2026	21,000	19,749
Aircastle Ltd. (Trading Companies & Distributors)	(b)	2.850%	01/26/2028	332,000	271,528
BAE Systems PLC (Aerospace & Defense)	(b)	3.400%	04/15/2030	200,000	176,483
Carrier Global Corp. (Building Products)		2.242%	02/15/2025	21,000	19,781
Carrier Global Corp. (Building Products)		2.493%	02/15/2027	26,000	23,437
CNH Industrial Capital LLC (Machinery)		3.950%	05/23/2025	205,000	198,855
Delta Air Lines, Inc. / SkyMiles IP Ltd. (Airlines)	(b)	4.500%	10/20/2025	859,058	838,081
Delta Air Lines, Inc. / SkyMiles IP Ltd. (Airlines)	(b)	4.750%	10/20/2028	156,000	146,636
Embraer Netherlands Finance B.V. (Aerospace & Defense)	(b)	6.950%	01/17/2028	647,000	647,000
ENA Master Trust (Transportation Infrastructure)	(b)	4.000%	05/19/2048	203,000	142,097
Equifax, Inc. (Professional Svs.)		2.600%	12/01/2024	1,138,000	1,084,725
Equifax, Inc. (Professional Svs.)		2.600%	12/15/2025	147,000	136,734
Equifax, Inc. (Professional Svs.)		3.100%	05/15/2030	240,000	201,923
Flowserve Corp. (Machinery)		2.800%	01/15/2032	1,801,000	1,349,030
General Dynamics Corp. (Aerospace & Defense)		3.625%	04/01/2030	1,205,000	1,119,846
Huntington Ingalls Industries, Inc. (Aerospace & Defense)		3.844%	05/01/2025	205,000	198,073
Parker-Hannifin Corp. (Machinery)		4.500%	09/15/2029	868,000	831,761
RELX Capital, Inc. (Professional Svs.)		4.750%	05/20/2032	65,000	62,457
Westinghouse Air Brake Technologies Corp. (Machinery)		4.400%	03/15/2024	1,125,000	1,106,667
Westinghouse Air Brake Technologies Corp. (Machinery)		3.200%	06/15/2025	45,000	42,365

					10,846,370

INFORMATION TECHNOLOGY – 2.1%
Apple, Inc. (Tech. Hardware, Storage & Periph.)		1.250%	08/20/2030	1,070,000	842,373
Apple, Inc. (Tech. Hardware, Storage & Periph.)		4.100%	08/08/2062	663,000	551,094
Broadcom, Inc. (Semiconductors & Equip.)	(b)	4.000%	04/15/2029	36,000	32,704
Broadcom, Inc. (Semiconductors & Equip.)		4.150%	11/15/2030	1,143,000	1,024,302
Broadcom, Inc. (Semiconductors & Equip.)	(b)	4.150%	04/15/2032	123,000	107,976
Broadcom, Inc. (Semiconductors & Equip.)	(b)	4.926%	05/15/2037	180,000	157,026
CDW LLC / CDW Finance Corp. (Electronic Equip., Instr. & Comp.)		4.250%	04/01/2028	1,196,000	1,100,715
Global Payments, Inc. (IT Svs.)		3.200%	08/15/2029	75,000	63,754
Global Payments, Inc. (IT Svs.)		5.400%	08/15/2032	544,000	518,079
HP, Inc. (Tech. Hardware, Storage & Periph.)		5.500%	01/15/2033	1,119,000	1,051,242
Infor, Inc. (Software)	(b)	1.750%	07/15/2025	1,696,000	1,532,088
Intel Corp. (Semiconductors & Equip.)		5.050%	08/05/2062	888,000	779,012
International Business Machines Corp. (IT Svs.)		4.900%	07/27/2052	862,000	783,417
Kyndryl Holdings, Inc. (IT Svs.)		2.050%	10/15/2026	2,046,000	1,669,315
Lam Research Corp. (Semiconductors & Equip.)		4.000%	03/15/2029	816,000	777,008
Mastercard, Inc. (IT Svs.)		3.350%	03/26/2030	1,713,000	1,570,600
Micron Technology, Inc. (Semiconductors & Equip.)		6.750%	11/01/2029	1,089,000	1,106,181
NXP B.V. / NXP Funding LLC (Semiconductors & Equip.)		5.550%	12/01/2028	125,000	124,832
Oracle Corp. (Software)		2.950%	04/01/2030	1,796,000	1,531,274
Oracle Corp. (Software)		2.875%	03/25/2031	225,000	186,554
Oracle Corp. (Software)		3.900%	05/15/2035	1,039,000	868,877
Oracle Corp. (Software)		3.600%	04/01/2040	134,000	98,304

101	(continued)

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Continued)

Schedule of Investments	December 31, 2022

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value

INFORMATION TECHNOLOGY (continued)
Oracle Corp. (Software)		5.375%	07/15/2040	$43,000	$39,459
Oracle Corp. (Software)		3.650%	03/25/2041	77,000	56,841
PayPal Holdings, Inc. (IT Svs.)		2.850%	10/01/2029	1,440,000	1,254,309
SK Hynix, Inc. (Semiconductors & Equip.)	(b)	2.375%	01/19/2031	304,000	222,882
Skyworks Solutions, Inc. (Semiconductors & Equip.)		3.000%	06/01/2031	1,331,000	1,043,945
VeriSign, Inc. (IT Svs.)		2.700%	06/15/2031	1,408,000	1,146,698
Visa, Inc. (IT Svs.)		1.900%	04/15/2027	452,000	407,060
Visa, Inc. (IT Svs.)		2.050%	04/15/2030	220,000	185,900
VMware, Inc. (Software)		4.500%	05/15/2025	954,000	935,503
VMware, Inc. (Software)		4.650%	05/15/2027	293,000	283,598
Western Digital Corp. (Tech. Hardware, Storage & Periph.)		2.850%	02/01/2029	1,595,000	1,234,004
Workday, Inc. (Software)		3.700%	04/01/2029	42,000	38,533
Workday, Inc. (Software)		3.800%	04/01/2032	1,100,000	971,011

					24,296,470

MATERIALS – 0.4%
Anglo American Capital PLC (Metals & Mining)	(b)	3.875%	03/16/2029	355,000	318,714
Celanese U.S. Holdings LLC (Chemicals)		5.900%	07/05/2024	869,000	868,720
CSN Resources SA (Metals & Mining)		5.875%	04/08/2032	787,000	657,675
Freeport Indonesia PT (Metals & Mining)	(b)	4.763%	04/14/2027	749,000	719,040
Freeport Indonesia PT (Metals & Mining)		4.763%	04/14/2027	350,000	336,000
Nucor Corp. (Metals & Mining)		4.300%	05/23/2027	685,000	668,233
Stillwater Mining Co. (Metals & Mining)	(b)	4.000%	11/16/2026	300,000	263,250
Suzano Austria GmbH (Paper & Forest Products)		3.750%	01/15/2031	56,000	46,980
Volcan Cia Minera S.A.A. (Metals & Mining)	(b)	4.375%	02/11/2026	31,000	26,708
W.R. Grace Holdings LLC (Chemicals)	(b)	4.875%	06/15/2027	551,000	488,258

					4,393,578

REAL ESTATE – 0.5%
American Tower Corp. (Equity REIT)		3.650%	03/15/2027	138,000	128,889
American Tower Corp. (Equity REIT)		3.800%	08/15/2029	1,455,000	1,319,937
American Tower Corp. (Equity REIT)		4.050%	03/15/2032	70,000	62,426
Camden Property Trust (Equity REIT)		2.800%	05/15/2030	1,197,000	1,029,933
Crown Castle, Inc. (Equity REIT)		3.650%	09/01/2027	133,000	123,535
Crown Castle, Inc. (Equity REIT)		4.300%	02/15/2029	154,000	145,428
Crown Castle, Inc. (Equity REIT)		3.100%	11/15/2029	279,000	243,189
Crown Castle, Inc. (Equity REIT)		3.300%	07/01/2030	67,000	58,611
Equinix, Inc. (Equity REIT)		3.200%	11/18/2029	1,689,000	1,470,142
Vornado Realty LP (Equity REIT)		3.400%	06/01/2031	1,326,000	985,910

					5,568,000

UTILITIES – 1.1%
AES Panama Generation Holdings SRL (Electric Utilities)	(b)	4.375%	05/31/2030	285,000	247,579
AES Panama Generation Holdings SRL (Electric Utilities)		4.375%	05/31/2030	241,000	209,357
Ameren Corp. (Multi-Utilities)		3.500%	01/15/2031	669,000	591,672
American Water Capital Corp. (Water Utilities)		2.800%	05/01/2030	1,002,000	866,364
Chile Electricity PEC SpA (Electric Utilities)	(b)	0.000%	01/25/2028	460,000	328,203
Comision Federal de Electricidad (Electric Utilities)	(b)	4.688%	05/15/2029	221,000	195,459
Comision Federal de Electricidad (Electric Utilities)		3.348%	02/09/2031	1,177,000	918,685
Comision Federal de Electricidad (Electric Utilities)	(b)	3.348%	02/09/2031	236,000	184,205
Dominion Energy, Inc. (Multi-Utilities)		3.375%	04/01/2030	1,554,000	1,369,410
Duke Energy Carolinas NC Storm Funding LLC (Electric Utilities)		2.617%	07/01/2041	200,000	145,704
Enel Chile SA (Electric Utilities)		4.875%	06/12/2028	688,000	670,455
Enel Finance International N.V. (Electric Utilities)	(b)	7.500%	10/14/2032	800,000	845,414
Engie Energia Chile SA (Electric Utilities)		3.400%	01/28/2030	673,000	549,499
NRG Energy, Inc. (Electric Utilities)	(b)	3.750%	06/15/2024	308,000	296,646
Oncor Electric Delivery Co. LLC (Electric Utilities)		3.700%	11/15/2028	1,164,000	1,097,729
Pacific Gas and Electric Co. (Electric Utilities)		4.400%	03/01/2032	985,000	859,721
Public Service Enterprise Group, Inc. (Multi-Utilities)		5.850%	11/15/2027	786,000	808,830
Southern Co. / The (Electric Utilities)		3.700%	04/30/2030	2,032,000	1,833,927

					12,018,859

Total Corporate Bonds (Cost $195,161,639)					$182,845,020

U.S. Treasury Obligations – 14.2%		Rate	Maturity	Face Amount	Value

U.S. Treasury Note		2.500%	04/30/2024	$14,158,400	$13,755,771
U.S. Treasury Note		3.000%	06/30/2024	2,293,600	2,238,679
U.S. Treasury Note	(d)	2.250%	11/15/2024	1,865,000	1,791,201
U.S. Treasury Note	(d)	0.500%	03/31/2025	6,986,200	6,416,388
U.S. Treasury Note		2.750%	07/31/2027	24,758,600	23,424,924

102	(continued)

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Continued)

Schedule of Investments	December 31, 2022

U.S. Treasury Obligations (Continued)		Rate	Maturity	Face Amount	Value

U.S. Treasury Note		4.125%	10/31/2027	$2,729,700	$2,739,723
U.S. Treasury Note		3.875%	11/30/2027	31,496,400	31,324,154
U.S. Treasury Note		3.875%	12/31/2027	1,803,600	1,793,173
U.S. Treasury Note	(d)	1.875%	02/15/2032	37,869,800	32,125,721
U.S. Treasury Note		4.125%	11/15/2032	1,487,300	1,517,743
U.S. Treasury Note		1.750%	08/15/2041	2,584,800	1,768,872
U.S. Treasury Note		2.000%	11/15/2041	656,500	468,756
U.S. Treasury Note		2.375%	02/15/2042	268,200	204,775
U.S. Treasury Note		3.250%	05/15/2042	24,263,600	21,272,353
U.S. Treasury Note	(d)	2.750%	08/15/2042	2,036,600	1,637,474
U.S. Treasury Note		4.000%	11/15/2042	2,942,700	2,881,087
U.S. Treasury Note		2.250%	08/15/2049	1,246,800	876,461
U.S. Treasury Note		2.375%	11/15/2049	338,600	244,718
U.S. Treasury Note		1.875%	02/15/2051	263,000	167,149
U.S. Treasury Note		2.375%	05/15/2051	338,200	242,632
U.S. Treasury Note		2.000%	08/15/2051	866,300	567,223
U.S. Treasury Note	(d)	2.250%	02/15/2052	16,994,700	11,817,955
U.S. Treasury Note		2.875%	05/15/2052	1,371,700	1,099,075
U.S. Treasury Note		4.000%	11/15/2052	1,362,900	1,364,817

Total U.S. Treasury Obligations (Cost $ 175,793,235)					$161,740,824

Asset-Backed / Mortgage-Backed Securities – 6.3%		Rate	Maturity	Face Amount	Value

CONSUMER DISCRETIONARY – 0.0%
Domino’s Pizza Master Issuer LLC 2021-1A A2I	(b)	2.662%	04/25/2051	$173,360	$144,180
Great Wolf Trust 2019-WOLF C	(b)	TSFR1M + 175	12/15/2036	79,000	75,422
Hardee’s Funding LLC 2018-1A A23	(b)	5.710%	06/20/2048	127,949	117,745
Hardee’s Funding LLC 2020-1A A2	(b)	3.981%	12/20/2050	132,340	113,331

					450,678

FINANCIALS – 6.2%
AB Issuer LLC 2021-1 A2	(b)	3.734%	07/30/2051	317,600	253,288
ACM Auto Trust 2022-1A A	(b)	3.230%	04/20/2029	81,409	81,200
Affirm Asset Securitization Trust 2021-Z1 A	(b)	1.070%	08/15/2025	85,497	83,088
Affirm Asset Securitization Trust 2021-Z2 A	(b)	1.170%	11/16/2026	54,168	51,822
AGL CLO 2021-12A D	(b)	QL + 285	07/20/2034	250,000	230,031
AGL CLO 10 Ltd. 2021-10A A	(b)	QL + 113	04/15/2034	600,000	582,694
American Credit Acceptance Receivables Trust 2022-3 A	(b)	4.120%	02/13/2026	960,772	953,972
Amur Equipment Finance Receivables XI LLC 2022-2A A2	(b)	5.300%	06/21/2028	464,000	458,878
AREIT 2022-CRE6 A	(b)	SOFR30A + 125	01/16/2037	491,980	470,973
Atalaya Equipment Leasing Trust 2021-1A C	(b)	2.690%	06/15/2028	300,000	280,223
Avant Loans Funding Trust 2021-REV1 A	(b)	1.210%	07/15/2030	441,000	420,026
Bain Capital Credit CLO 2021-4A D	(b)	QL + 310	10/20/2034	250,000	224,305
Balboa Bay Loan Funding 2020-1A AR	(b)	QL + 112	01/20/2032	1,500,000	1,464,661
Balboa Bay Loan Funding 2021-1A D	(b)	QL + 305	07/20/2034	307,948	272,868
Ballyrock CLO 15 Ltd. 2021-1A C	(b)	QL + 310	04/15/2034	250,000	219,903
Ballyrock CLO 16 Ltd. 2021-16A C	(b)	QL + 290	07/20/2034	250,000	231,250
Ballyrock CLO 17 Ltd. 2021-17A A1A	(b)	QL + 115	10/20/2034	1,000,000	969,818
Ballyrock CLO 17 Ltd. 2021-17A C	(b)	QL + 305	10/20/2034	250,000	217,734
Battalion Clo 17 Ltd. 2021-17A A1	(b)	QL + 126	03/09/2034	600,000	583,429
BBCMS 2020-BID A	(b)	ML + 214	10/15/2037	301,000	290,494
Bellemeade RE 2021-3A A2	(b)	SOFR30A + 100	09/25/2031	286,223	271,221
Bellemeade Re 2022-1 M1C	(b)	SOFR30A + 370	01/26/2032	327,948	273,869
Bellemeade Re 2022-2 M1A	(b)	SOFR30A + 400	09/27/2032	959,476	942,349
Bellemeade Re Ltd. 2021-1A M1C	(b)	SOFR30A + 295	03/25/2031	167,482	159,994
BFLD Trust 2021-FPM A	(b)	ML + 160	06/15/2038	462,000	440,657
Brex Commercial Charge Card Master Trust 2021-1 A	(b)	2.090%	07/15/2024	167,000	165,188
BX Commercial Mortgage Trust 2019-IMC E	(b)	ML + 215	04/15/2034	320,787	299,915
Cajun Global LLC 2021-1 A2	(b)	3.931%	11/20/2051	61,070	51,721
Carvana Auto Receivables Trust 2021-N3 C		1.020%	06/12/2028	120,785	116,746
Carvana Auto Receivables Trust 2021-N4 D		2.300%	09/11/2028	128,000	116,219
CIFC Funding 2020-4A A	(b)	QL + 132	01/15/2034	260,000	254,823
CNH Equipment Trust 2022-C A2		5.420%	07/15/2026	1,014,000	1,017,823
College Ave Student Loans 2021-C C	(b)	3.060%	07/26/2055	136,800	108,972
COMM 2015-LC23 C		4.554%	10/10/2048	100,000	89,471
Connecticut Avenue Securities Trust 2019-R02 1M2	(b)	ML + 230	08/25/2031	4,330	4,324
Connecticut Avenue Securities Trust 2019-R03 1M2	(b)	ML + 215	09/25/2031	13,289	13,256
Connecticut Avenue Securities Trust 2019-R04 2B1	(b)	ML + 525	06/25/2039	853,598	876,146
Connecticut Avenue Securities Trust 2019-R06 2B1	(b)	ML + 375	09/25/2039	1,000,000	980,244
Connecticut Avenue Securities Trust 2019-R07 1M2	(b)	ML + 210	10/25/2039	20,620	20,569
Connecticut Avenue Securities Trust 2020-R02 2M2	(b)	ML + 200	01/25/2040	103,532	101,969

103	(continued)

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Continued)

Schedule of Investments	December 31, 2022

Asset-Backed / Mortgage-Backed Securities (Continued)		Rate	Maturity	Face Amount	Value

FINANCIALS (continued)
Connecticut Avenue Securities Trust 2020-SBT1 1M2	(b)	ML + 365	02/25/2040	$255,000	$251,847
Connecticut Avenue Securities Trust 2020-SBT1 2M2	(b)	ML + 365	02/25/2040	270,000	271,448
Connecticut Avenue Securities Trust 2021-R01 1M2	(b)	SOFR30A + 155	10/25/2041	462,831	451,055
Connecticut Avenue Securities Trust 2021-R03 1M2	(b)	SOFR30A + 165	12/25/2041	117,550	110,872
Connecticut Avenue Securities Trust 2022-R01 1B1	(b)	SOFR30A + 315	12/25/2041	305,277	286,540
Connecticut Avenue Securities Trust 2022-R02 2M1	(b)	SOFR30A + 120	01/25/2042	290,196	283,812
Connecticut Avenue Securities Trust 2022-R02 2M2	(b)	SOFR30A + 300	01/25/2042	960,000	904,543
Connecticut Avenue Securities Trust 2022-R03 1M1	(b)	SOFR30A + 210	03/25/2042	1,202,261	1,193,901
Connecticut Avenue Securities Trust 2022-R03 1M2	(b)	SOFR30A + 350	03/25/2042	253,631	256,806
Connecticut Avenue Securities Trust 2022-R04 1M2	(b)	SOFR30A + 310	03/25/2042	63,262	63,025
Connecticut Avenue Securities Trust 2022-R05 2M2	(b)	SOFR30A + 300	04/25/2042	599,367	580,189
Connecticut Avenue Securities Trust 2022-R06 1M1	(b)	SOFR30A + 275	05/25/2042	1,350,196	1,367,013
Connecticut Avenue Securities Trust 2022-R07 1M1	(b)	SOFR30A + 295	06/25/2042	1,147,906	1,158,042
Connecticut Avenue Securities Trust 2022-R08 1M1	(b)	SOFR30A + 255	07/25/2042	1,026,272	1,029,494
CPS Auto Receivables Trust 2021-B C	(b)	1.230%	03/15/2027	234,000	227,147
CPS Auto Receivables Trust 2021-C D	(b)	1.690%	06/15/2027	210,000	192,365
CPS Auto Receivables Trust 2022-D A	(b)	6.090%	01/15/2027	1,012,433	1,013,268
Dext ABS 2021-1 C	(b)	2.290%	09/15/2028	264,000	234,366
Dext ABS 2021-1 D	(b)	2.810%	03/15/2029	133,000	115,732
Diamond Issuer 2021-1A B	(b)	2.701%	11/20/2051	271,624	221,197
Donlen Fleet Lease Funding 2021-2 C	(b)	1.200%	12/11/2034	460,000	429,615
Dryden 78 CLO Ltd. 2020-78A A	(b)	QL + 118	04/17/2033	1,500,000	1,463,890
Eagle RE 2021-2 M1B	(b)	SOFR30A + 205	04/25/2034	152,272	148,284
Elmwood CLO IX Ltd. 2021-2A D	(b)	QL + 295	07/20/2034	250,000	233,815
Exeter Automobile Receivables Trust 2022-6A A2		5.730%	11/17/2025	1,018,000	1,019,160
Fannie Mae Connecticut Avenue Securities 2014-C04 1M2		ML + 490	11/25/2024	156,948	161,033
Fannie Mae Connecticut Avenue Securities 2015-C02 1M2		ML + 400	05/25/2025	15,941	16,021
Fannie Mae Connecticut Avenue Securities 2015-C03 1M2		ML + 500	07/25/2025	87,123	88,423
Fannie Mae Connecticut Avenue Securities 2015-C04 1M2		ML + 570	04/25/2028	52,924	55,827
Fannie Mae Connecticut Avenue Securities 2016-C01 1M2		ML + 675	08/25/2028	60,677	63,350
Fannie Mae Connecticut Avenue Securities 2017-C07 1B1		ML + 400	05/25/2030	300,000	307,461
Fannie Mae Connecticut Avenue Securities 2018-C05 1M2		ML + 235	01/25/2031	697,978	699,583
Fannie Mae Connecticut Avenue Securities 2018-C06 1M2		ML + 200	03/25/2031	152,458	150,545
Fannie Mae Connecticut Avenue Securities 2021-R02 2B1	(b)	SOFR30A + 330	11/25/2041	211,036	194,748
Fannie Mae Connecticut Avenue Securities 2021-R02 2M2	(b)	SOFR30A + 200	11/25/2041	1,000,000	930,061
FHF Trust 2021-2A A	(b)	0.830%	12/15/2026	79,000	75,100
First Investors Auto Owner Trust 2022-2A A	(b)	6.260%	07/15/2027	860,956	859,949
Flatiron CLO 2021-1A D	(b)	QL + 290	07/19/2034	250,000	233,165
Ford Credit Auto Owner Trust 2021-1 D	(b)	2.310%	10/17/2033	230,000	199,934
Freddie Mac Multifamily Structured Credit Risk 2021-MN1 M1	(b)	SOFR30A + 200	01/25/2051	29,550	27,655
Freddie Mac REMICS FHR 4981 HS	(e)	ML + 610	06/25/2050	721,395	69,600
Freddie Mac REMICS FHR 5015 BI	(e)	4.000%	09/25/2050	515,428	96,322
Freddie Mac Stacr Remic Trust 2020-DNA1 M2	(b)	ML + 170	01/25/2050	44,446	44,308
Freddie Mac STACR REMIC Trust 2020-DNA5 M2	(b)	SOFR30A + 280	10/25/2050	94,570	95,314
Freddie Mac STACR REMIC Trust 2020-DNA6 M2	(b)	SOFR30A + 200	12/25/2050	1,306,419	1,297,367
Freddie Mac STACR REMIC Trust 2021-DNA3 B1	(b)	SOFR30A + 350	10/25/2033	278,276	257,380
Freddie Mac STACR REMIC Trust 2021-DNA5 B1	(b)	SOFR30A + 305	01/25/2034	1,000,000	913,269
Freddie Mac STACR REMIC Trust 2021-DNA6 M2	(b)	SOFR30A + 150	10/25/2041	393,665	373,970
Freddie Mac STACR REMIC Trust 2021-DNA7 M2	(b)	SOFR30A + 180	11/25/2041	986,480	926,484
Freddie Mac STACR REMIC Trust 2021-HQA2 M1	(b)	SOFR30A + 70	12/25/2033	514,874	510,814
Freddie Mac STACR REMIC Trust 2021-HQA3 M2	(b)	SOFR30A + 210	09/25/2041	1,000,000	880,225
Freddie Mac STACR REMIC Trust 2021-HQA4 M2	(b)	SOFR30A + 235	12/25/2041	1,046,349	923,406
Freddie Mac STACR REMIC Trust 2022-DNA1 M1B	(b)	SOFR30A + 185	01/25/2042	1,600,000	1,518,194
Freddie Mac STACR REMIC Trust 2022-DNA1 M2	(b)	SOFR30A + 250	01/25/2042	394,327	356,171
Freddie Mac STACR REMIC Trust 2022-DNA2 M2	(b)	SOFR30A + 375	02/25/2042	295,064	277,491
Freddie Mac STACR REMIC Trust 2022-DNA3 M1A	(b)	SOFR30A + 200	04/25/2042	1,160,138	1,154,337
Freddie Mac STACR REMIC Trust 2022-DNA3 M1B	(b)	SOFR30A + 290	04/25/2042	1,600,000	1,581,013
Freddie Mac STACR REMIC Trust 2022-DNA3 M2	(b)	SOFR30A + 435	04/25/2042	200,000	192,070
Freddie Mac STACR REMIC Trust 2022-DNA4 M1B	(b)	SOFR30A + 335	05/25/2042	1,621,038	1,629,643
Freddie Mac STACR REMIC Trust 2022-DNA5 M1B	(b)	SOFR30A + 450	06/25/2042	1,331,433	1,392,076
Freddie Mac STACR REMIC Trust 2022-DNA6 M1A	(b)	SOFR30A + 215	09/25/2042	441,094	441,363
Freddie Mac STACR REMIC Trust 2022-DNA7 M1A	(b)	SOFR30A + 250	03/25/2052	1,135,622	1,139,417
Freddie Mac STACR REMIC Trust 2022-HQA1 M1B	(b)	SOFR30A + 350	03/25/2042	65,368	64,816
Freddie Mac STACR Trust 2018-DNA2 B1	(b)	ML + 370	12/25/2030	1,000,000	1,001,554
Freddie Mac STACR Trust 2019-DNA4 M2	(b)	ML + 195	10/25/2049	8,249	8,249
Freddie Mac Structured Agency Credit Risk Debt Notes 2022-HQA2 M1A	(b)	SOFR30A + 265	07/25/2042	466,297	468,607
FREED ABS Trust 2021-2 C	(b)	1.940%	06/19/2028	460,000	446,547
Galaxy 30 Clo Ltd. 2022-30A D	(b)	TSFR3M + 335	04/15/2035	400,000	358,834
GCI Funding I LLC 2021-1 A	(b)	2.380%	06/18/2046	142,755	121,265

104	(continued)

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Continued)

Schedule of Investments	December 31, 2022

Asset-Backed / Mortgage-Backed Securities (Continued)		Rate	Maturity	Face Amount	Value

FINANCIALS (continued)
Goldentree Loan Management U.S. Clo 7 Ltd. 2020-7A AR	(b)	QL + 107	04/20/2034	$250,000	$241,237
Hertz Vehicle Financing III LLC 2022-1A C	(b)	2.630%	06/25/2026	220,000	195,227
HFX Funding Issuer 2017-1	(b)	3.652%	03/15/2035	280,000	259,515
Home RE 2021-2 M1B	(b)	SOFR30A + 160	01/25/2034	222,490	217,112
Invesco CLO 2021-1A A1	(b)	QL + 100	04/15/2034	1,700,000	1,645,664
JP Morgan Chase Commercial Mortgage Securities Trust 2013-C10 B		3.674%	12/15/2047	300,000	291,115
JPMBB Commercial Mortgage Securities Trust 2013-C15 AS		4.420%	11/15/2045	250,000	245,553
JPMBB Commercial Mortgage Securities Trust 2014-C21 C		4.644%	08/15/2047	295,000	271,353
JPMBB Commercial Mortgage Securities Trust 2015-C27 AS		3.634%	02/15/2048	130,694	123,395
LAD Auto Receivables Trust 2021-1A C	(b)	2.350%	04/15/2027	406,000	369,436
LAD Auto Receivables Trust 2022-1A A	(b)	5.210%	06/15/2027	712,421	701,010
Morgan Stanley Capital I Trust 2018-H3 AS		4.429%	07/15/2051	270,000	248,689
MVW 2021-2A C	(b)	2.230%	05/20/2039	336,351	297,531
Neighborly Issuer 2022-1A A2	(b)	3.695%	01/30/2052	226,290	179,366
Neighborly Issuer LLC 2021-1A A2	(b)	3.584%	04/30/2051	124,728	99,802
Nelnet Student Loan Trust 2021-BA B	(b)	2.680%	04/20/2062	100,000	79,442
Nelnet Student Loan Trust 2021-DA C	(b)	3.500%	04/20/2062	100,000	77,970
Neuberger Berman Loan Advisers Clo 2021-42A D	(b)	QL + 280	07/16/2035	301,613	272,822
Neuberger Berman Loan Advisers Clo 43 Ltd. 2021-43A D	(b)	QL + 310	07/17/2035	250,000	219,101
NMEF Funding 2022-B A2	(b)	6.070%	06/15/2029	361,000	360,414
Oaktown Re VII Ltd. 2021-2 M1A	(b)	SOFR30A + 160	04/25/2034	272,026	262,440
OCP CLO 2020-18A AR	(b)	QL + 109	07/20/2032	322,000	314,156
Octane Receivables Trust 2021-2A C	(b)	2.530%	05/21/2029	209,000	183,175
OneMain Direct Auto Receivables Trust 2022-1A C	(b)	5.310%	06/14/2029	1,100,000	1,043,019
PMT Credit Risk Transfer Trust 2019-2R A	(b)	ML + 275	05/27/2023	109,087	104,397
Prestige Auto Receivables Trust 2022-1A A2	(b)	5.900%	07/15/2025	988,000	987,719
Rad CLO 11 Ltd. 2021-11A D	(b)	QL + 290	04/15/2034	250,000	216,773
Regatta XX Funding Ltd. 2021-2A A	(b)	QL + 116	10/15/2034	450,431	436,024
Regatta XXIV Funding Ltd. 2021-5A D	(b)	QL + 310	01/20/2035	450,000	406,097
Research-Driven Pagaya Motor Asset Trust VII 2022-3A A	(b)	5.380%	11/25/2030	841,192	819,743
Rockford Tower CLO 2021-1A D	(b)	QL + 300	07/20/2034	306,626	263,258
Rockford Tower CLO 2021-2A A1	(b)	QL + 116	07/20/2034	250,000	242,480
Santander Bank Auto Credit-Linked Notes Series 2022-A B	(b)	5.281%	05/15/2032	625,217	610,380
Santander Bank Auto Credit-Linked Notes Series 2022-B B	(b)	5.721%	08/16/2032	762,572	760,136
Santander Bank Auto Credit-Linked Notes Series 2022-C B	(b)	6.451%	12/15/2032	998,144	998,289
Santander Bank N.A. - SBCLN 2021-1A C	(b)	3.268%	12/15/2031	394,347	380,723
SEB Funding LLC 2021-1A A2	(b)	4.969%	01/30/2052	331,170	279,825
SG Commercial Mortgage Securities Trust 2016-C5 A4		3.055%	10/10/2048	250,000	230,227
Signal Peak CLO 2022-12A C	(b)	TSFR3M + 345	07/18/2034	1,115,000	1,080,298
TICP CLO XV Ltd. 2020-15A A	(b)	QL + 128	04/20/2033	1,600,000	1,568,788
Triangle Re 2021-3 M1B	(b)	SOFR30A + 290	02/25/2034	240,000	225,119
United Auto Credit Securitization Trust 2022-2 A	(b)	4.390%	04/10/2025	598,023	595,185
Upstart Securitization Trust 2021-3 B	(b)	1.660%	07/20/2031	210,000	195,278
VASA Trust 2021-VASA A	(b)	ML + 90	07/15/2039	460,000	424,184
Wells Fargo Commercial Mortgage Trust 2016-C35 B		3.438%	07/15/2048	270,000	226,340
WFRBS Commercial Mortgage Trust 2014-C24 AS		3.931%	11/15/2047	270,000	257,298

					70,263,625

INDUSTRIALS – 0.1%
Avis Budget Rental Car Funding AESOP LLC 2017-2A D	(b)	4.560%	03/20/2024	592,500	590,533

Total Asset-Backed / Mortgage-Backed Securities (Cost $73,043,007)					$71,304,836

Purchased Options – 5.7%	Notional Amount	Expiration	Exercise Price	Contracts (f)	Value
S&P 500 Index Call Option	$42,618,450	December 2024	$4,000	111	$5,439,222
S&P 500 Index Call Option	56,440,650	December 2024	4,200	147	5,904,990
S&P 500 Index Call Option	95,987,500	December 2024	4,300	250	9,044,250
S&P 500 Index Call Option	49,529,550	December 2024	4,400	129	4,022,607
S&P 500 Index Put Option	54,520,900	December 2024	4,000	142	6,406,472
S&P 500 Index Put Option	35,323,400	December 2024	4,100	92	4,333,936
S&P 500 Index Put Option	65,655,450	December 2024	4,200	171	8,835,570
S&P 500 Index Put Option	90,228,250	December 2024	4,300	235	13,204,650
S&P 500 Index Put Option	49,529,550	December 2024	4,400	129	8,084,430

Total Purchased Options (Cost $ 72,371,624)					$65,276,127

U.S. Government Agency Mortgage-Backed Securities – 4.5%		Rate	Maturity	Face Amount	Value
Fannie Mae or Freddie Mac UMBS TBA		2.000%	01/15/2053	$1,523,097	$1,238,979

105	(continued)

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Continued)

Schedule of Investments	December 31, 2022

U.S. Government Agency Mortgage-Backed Securities (Continued)	Rate	Maturity	Face Amount	Value
Fannie Mae or Freddie Mac UMBS TBA	2.500%	01/15/2053	$15,030,022	$12,723,129
Fannie Mae or Freddie Mac UMBS TBA	3.000%	01/15/2053	4,172,412	3,660,746
Fannie Mae or Freddie Mac UMBS TBA	3.500%	01/15/2053	6,605,359	5,999,666
Fannie Mae or Freddie Mac UMBS TBA	4.000%	01/15/2053	2,881,017	2,701,414
Fannie Mae or Freddie Mac UMBS TBA	4.500%	01/15/2053	2,854,498	2,746,759
Fannie Mae Pool FN AL5310	3.500%	04/01/2044	2,167	2,026
Fannie Mae Pool FN AL5887	4.500%	10/01/2044	12,831	12,667
Fannie Mae Pool FN AL6542	4.500%	03/01/2045	19,639	19,388
Fannie Mae Pool FN AL6620	4.500%	08/01/2042	120,725	118,485
Fannie Mae Pool FN AL6997	4.500%	11/01/2042	8,812	8,735
Fannie Mae Pool FN AL8855	3.500%	07/01/2046	7,502	6,969
Fannie Mae Pool FN AS7168	3.500%	05/01/2046	15,521	14,411
Fannie Mae Pool FN AS7587	3.500%	07/01/2046	90,231	83,810
Fannie Mae Pool FN AS7822	3.500%	08/01/2046	173,510	161,017
Fannie Mae Pool FN AZ9203	3.000%	10/01/2045	17,092	15,403
Fannie Mae Pool FN BA2885	3.000%	10/01/2045	39,214	35,049
Fannie Mae Pool FN BA4752	3.000%	01/01/2046	5,036	4,515
Fannie Mae Pool FN BC1520	3.500%	08/01/2046	138,334	128,460
Fannie Mae Pool FN BC2468	3.000%	03/01/2046	92,452	82,553
Fannie Mae Pool FN BC2488	3.000%	03/01/2046	104,367	93,266
Fannie Mae Pool FN BC9077	3.500%	12/01/2046	10,073	9,348
Fannie Mae Pool FN BH1902	3.500%	12/01/2047	8,766	8,227
Fannie Mae Pool FN BH3892	3.500%	08/01/2047	20,582	19,090
Fannie Mae Pool FN BH6940	3.500%	08/01/2047	18,068	16,766
Fannie Mae Pool FN BJ1692	3.500%	12/01/2047	43,604	40,825
Fannie Mae Pool FN BJ1695	3.500%	12/01/2047	6,352	5,888
Fannie Mae Pool FN BJ4558	3.500%	01/01/2048	32,009	29,968
Fannie Mae Pool FN BJ4559	3.500%	01/01/2048	12,371	11,555
Fannie Mae Pool FN BJ4566	4.000%	01/01/2048	105,893	102,205
Fannie Mae Pool FN BJ4567	4.000%	01/01/2048	153,018	147,051
Fannie Mae Pool FN BJ5170	3.500%	03/01/2048	8,596	8,067
Fannie Mae Pool FN BK1964	4.000%	03/01/2048	31,565	30,466
Fannie Mae Pool FN BK1975	3.500%	03/01/2048	20,009	18,734
Fannie Mae Pool FN BK3211	4.500%	03/01/2048	35,449	34,752
Fannie Mae Pool FN BK4157	4.000%	05/01/2048	42,746	40,825
Fannie Mae Pool FN BM3282	3.500%	12/01/2047	5,547	5,203
Fannie Mae Pool FN BM3511	4.500%	02/01/2046	70,583	69,971
Fannie Mae Pool FN BM3912	3.000%	03/01/2047	110,909	99,375
Fannie Mae Pool FN BM4427	3.500%	04/01/2048	64,627	59,901
Fannie Mae Pool FN BM4735	3.500%	04/01/2048	78,729	73,713
Fannie Mae Pool FN BM4896	3.000%	02/01/2047	730,793	665,004
Fannie Mae Pool FN BM5138	3.500%	11/01/2048	144,442	135,239
Fannie Mae Pool FN BM5334	3.500%	01/01/2049	33,813	31,318
Fannie Mae Pool FN BN0012	4.500%	08/01/2048	20,065	19,592
Fannie Mae Pool FN BO3223	3.000%	10/01/2034	26,719	25,072
Fannie Mae Pool FN BO4725	2.500%	11/01/2034	43,729	40,265
Fannie Mae Pool FN BO5957	3.000%	12/01/2034	5,603	5,259
Fannie Mae Pool FN BO7717	3.000%	11/01/2034	5,559	5,217
Fannie Mae Pool FN BU1240	3.000%	03/01/2052	1,044,060	920,937
Fannie Mae Pool FN BU1349	3.000%	02/01/2052	825,897	729,051
Fannie Mae Pool FN BU8919	2.500%	04/01/2052	683,587	582,256
Fannie Mae Pool FN BU8922	2.500%	04/01/2052	651,818	554,589
Fannie Mae Pool FN CA0108	3.500%	08/01/2047	19,030	17,859
Fannie Mae Pool FN CB1113	2.000%	07/01/2051	1,092,818	891,353
Fannie Mae Pool FN CB2538	2.500%	01/01/2052	699,008	595,879
Fannie Mae Pool FN CB3564	2.500%	05/01/2052	569,936	485,900
Fannie Mae Pool FN CB3565	2.500%	05/01/2052	457,769	389,777
Fannie Mae Pool FN FM0029	3.000%	09/01/2046	183,739	167,198
Fannie Mae Pool FN FM1036	3.000%	05/01/2043	93,216	84,828
Fannie Mae Pool FN FS0967	2.500%	03/01/2052	760,214	648,118
Fannie Mae Pool FN MA3211	4.000%	12/01/2047	42,522	40,670
Fannie Mae Pool FN MA3239	4.000%	01/01/2048	6,862	6,546
Freddie Mac Gold Pool FG G60658	3.500%	07/01/2046	179,209	169,226
Freddie Mac Gold Pool FG G61360	3.500%	03/01/2048	38,266	35,498
Freddie Mac Gold Pool FG G61737	3.500%	11/01/2048	153,740	142,684
Freddie Mac Gold Pool FG Q54793	4.500%	03/01/2048	31,202	30,517
Freddie Mac Gold Pool FG Q55394	3.500%	04/01/2048	12,053	11,184
Freddie Mac Pool FR QD8682	3.000%	03/01/2052	682,798	602,440
Freddie Mac Pool FR QE0805	2.500%	04/01/2052	638,378	543,551
Freddie Mac Pool FR QE0808	2.500%	04/01/2052	681,279	579,761

106	(continued)

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Continued)

Schedule of Investments	December 31, 2022

U.S. Government Agency Mortgage-Backed Securities (Continued)	Rate	Maturity	Face Amount	Value

Freddie Mac Pool FR QN0783	3.000%	10/01/2034	$28,884	$27,113
Freddie Mac Pool FR QN0786	3.000%	10/01/2034	63,053	59,172
Freddie Mac Pool FR QN0951	2.500%	11/01/2034	44,539	41,005
Freddie Mac Pool FR RA6963	2.000%	03/01/2052	1,054,285	861,794
Freddie Mac Pool FR SB0040	2.500%	12/01/2033	207,219	193,760
Freddie Mac Pool FR SB0116	2.500%	11/01/2034	52,807	48,657
Freddie Mac Pool FR SD0932	2.500%	04/01/2052	702,572	599,976
Freddie Mac Pool FR ZA4718	3.000%	10/01/2046	133,547	119,521
Freddie Mac Pool FR ZK8962	3.000%	09/01/2032	49,985	47,562
Freddie Mac Pool FR ZK9009	3.000%	10/01/2032	18,572	17,645
Freddie Mac Pool FR ZK9163	3.000%	01/01/2033	29,219	27,806
Freddie Mac Pool FR ZM1434	3.500%	07/01/2046	21,862	20,385
Freddie Mac Pool FR ZM4821	3.500%	11/01/2047	24,944	23,187
Freddie Mac Pool FR ZM4939	3.500%	11/01/2047	45,951	43,021
Freddie Mac Pool FR ZM5102	3.500%	12/01/2047	53,950	50,149
Freddie Mac Pool FR ZM5228	3.500%	12/01/2047	31,247	29,255
Freddie Mac Pool FR ZM5705	3.500%	02/01/2048	15,216	14,246
Freddie Mac Pool FR ZM5707	3.500%	02/01/2048	9,739	9,053
Freddie Mac Pool FR ZM5945	4.000%	03/01/2048	28,521	27,528
Freddie Mac Pool FR ZM6220	4.000%	04/01/2048	13,484	12,857
Freddie Mac Pool FR ZM6276	4.000%	04/01/2048	39,271	37,739
Freddie Mac Pool FR ZM6427	4.000%	05/01/2048	89,965	85,795
Freddie Mac Pool FR ZN2165	4.500%	12/01/2048	44,330	44,134
Freddie Mac Pool FR ZS4598	3.000%	01/01/2045	16,956	15,279
Freddie Mac Pool FR ZS7403	3.000%	05/01/2031	151,994	145,772
Freddie Mac Pool FR ZS9830	3.500%	10/01/2046	176,945	164,328
Freddie Mac Pool FR ZT0272	3.500%	02/01/2047	102,907	95,557
Freddie Mac Pool FR ZT0337	3.500%	12/01/2044	17,643	16,505
Freddie Mac Pool FR ZT0537	3.500%	03/01/2048	140,294	130,931
Freddie Mac Pool FR ZT1633	4.000%	03/01/2047	8,967	8,589
Ginnie Mae II Jumbo TBA	3.000%	01/15/2053	1,154,251	1,027,493
Ginnie Mae II Jumbo TBA	4.000%	01/15/2053	2,802,682	2,651,610
Ginnie Mae II Jumbo TBA	4.500%	01/15/2053	4,324,000	4,193,902

Total U.S. Government Agency Mortgage-Backed Securities (Cost $52,711,262)				$50,737,491

Preferred Securities – 0.2%		Rate	Quantity	Value

FINANCIALS – 0.1%
Charles Schwab Corp. / The DR (Rate is fixed until 06/01/2026, at which point, the rate becomes H15T5Y + 317) (Capital Markets)	(c)	4.000%	455,000	$394,713
Citigroup, Inc. DR (Rate is fixed until 01/30/2023, at which point, the rate becomes QL + 407) (Banks)	(c)	5.950%	139,000	137,645
Citigroup, Inc. DR (Rate is fixed until 05/15/2025, at which point, the rate becomes QL + 391) (Banks)	(c)	5.950%	142,000	127,899
Citigroup, Inc. (Rate is fixed until 12/10/2025, at which point, the rate becomes H15T5Y + 360) (Banks)	(c)	4.000%	101,000	87,983
Citigroup, Inc. DR (Rate is fixed until 02/15/2023, at which point, the rate becomes QL + 423) (Banks)	(c)	5.900%	27,000	26,719
Discover Financial Services (Rate is fixed until 09/23/2025, at which point, the rate becomes H15T5Y + 578) (Consumer Finance)	(c)	6.125%	196,000	190,236
Fifth Third Bancorp DR (Rate is fixed until 09/30/2025, at which point, the rate becomes H15T5Y + 422) (Banks)	(c)	4.500%	76,000	70,605
Goldman Sachs Group, Inc. / The DR (Rate is fixed until 11/10/2026, at which point, the rate becomes H15T5Y + 295) (Capital Markets)	(c)	4.125%	120,000	99,888
Truist Financial Corp. DR (Rate is fixed until 09/01/2030, at which point, the rate becomes H15T10Y + 435) (Banks)	(c)	5.100%	256,000	236,800

				1,372,488

INDUSTRIALS – 0.1%
General Electric Co. (Industrial Conglomerates)		QL+333	336,000	330,101

UTILITIES – 0.0%
Vistra Corp. (Rate is fixed until 12/15/2026, at which point, the rate becomes H15T5Y + 574) (Ind. Power & Renewable Elec.)	(b)(c)	7.000%	107,000	97,363

Total Preferred Securities (Cost $1,957,491)				$1,799,952

Sovereign Debt Issues – 0.1%			Rate	Maturity	Face Amount	Value
CDBL Funding 1			3.500%	10/24/2027	$230,000	$212,073
Colombia Government International Bond			3.125%	04/15/2031	1,176,000	872,844
Dominican Republic International Bond	(b	)	4.875%	09/23/2032	250,000	207,515

Total Sovereign Debt Issues (Cost $1,537,896)						$1,292,432

107	(continued)

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Continued)

Schedule of Investments	December 31, 2022

Taxable Municipal Bonds – 0.0%	Rate	Maturity		Face Amount	Value

Ochsner LSU Health System of North Louisiana	2.510%	05/15/2031		$230,000	$168,712
Tobacco Settlement Finance Authority	3.000%	06/01/2035		72,016	64,627
University of California	3.071%	05/15/2051		310,000	207,406

Total Taxable Municipal Bonds (Cost $610,968)					$440,745

Rights – 0.0%				Quantity	Value

HEALTH CARE – 0.0%
ABIOMED, Inc. CVR (Health Care Technology)				4,357	$0

Total Rights (Cost $4,444)					$0

Total Investments – 97.1% (Cost $1,131,668,830)			(g)		$1,106,628,604
Other Assets in Excess of Liabilities – 2.9%					32,584,905

Net Assets – 100.0%					$1,139,213,509

Percentages are stated as a percent of net assets.

Abbreviations:
ADR:	American Depositary Receipts
CLO:	Collaterized Loan Obligation
CVR:	Contingent Value Right
DR:	Depositary Receipt
H15T10Y:	U.S. Treasury Yield Curve Rate T-Note Constant Maturity 10 Year, 3.990% at 12/31/2022
H15T1Y:	U.S. Treasury Yield Curve Rate T-Note Constant Maturity 1 Year, 4.730% at 12/31/2022
H15T5Y:	U.S. Treasury Yield Curve Rate T-Note Constant Maturity 5 Year, 3.880% at 12/31/2022
ML:	Monthly U.S. LIBOR Rate, 4.392% at 12/31/2022
QL:	Quarterly U.S. LIBOR Rate, 4.767% at 12/31/2022
SOFR:	Secured Overnight Financing Rate, 4.300% at 12/31/2022
SOFR30A:	30 Day Average Secured Overnight Financing Rate, 4.062% at 12/31/2022
TSFR1M:	Monthly CME Term SOFR, 4.358% at 12/31/2022
TSFR3M:	Quarterly CME Term SOFR, 4.587% at 12/31/2022
UMBS TBA:

Uniform Mortgage-Backed Security To Be Announced (“TBA”); the securities backed by fixed rate mortgage loans that are delivered on a future settlement date could be issued by Fannie Mae, Freddie Mac, or a combination thereof.

USSW5:	USD Swap Semi 30/360 5 Year, 4.023% at 12/31/2022

Footnotes:

(a)	Non-income producing security.
(b)

Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers under Rule 144A. At December 31, 2022, the value of these securities totaled $108,427,148, or 9.5% of the Portfolio’s net assets.

(c)

Security is a fixed-then-variable rate instrument in which the coupon or dividend rate is fixed until a later specified date, then is adjusted periodically. Rates stated, including interest rate caps and floors, if any, are those in effect at December 31, 2022.

(d)

Security is partially pledged as collateral for the futures contracts outstanding at December 31, 2022. The market value pledged totaled $22,320,336. See also the following Schedule of Open Futures Contracts.

(e)	Interest-only security
(f)	100 shares per contract.
(g)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Schedule of Open Futures Contracts	December 31, 2022

  Long Futures Contracts

Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
CME Micro E-mini S&P 500 Index - Long	41	March 17, 2023	$812,668	$791,505	$(21,163)	$(2,204)
CBT U.S. Long Bond - Long	280	March 22, 2023	35,417,217	35,096,250	(320,967)	(43,750)
CBT U.S. Ultra Bond - Long	4	March 22, 2023	548,561	537,250	(11,311)	(2,000)
CBT 10-Year U.S. Treasury Note - Long	3,049	March 22, 2023	344,717,552	342,393,172	(2,324,380)	(428,766)
CBT 2-Year U.S. Treasury Note - Long	77	March 31, 2023	15,772,462	15,791,016	18,554	(12,031)

			$397,268,460	$394,609,193	$(2,659,267)	$(488,751)

108

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Continued)

Schedule of Open Futures Contracts	December 31, 2022

  Short Futures Contracts

Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
CME E-mini S&P 500 Index - Short	723	March 17, 2023	$(142,858,628)	$(139,575,150)	$3,283,478	$388,613

Total Futures Contracts			$254,409,832	$255,034,043	$624,211	$(100,138)

The accompanying notes are an integral part of these financial statements.

109

Ohio National Fund, Inc.	ON Federated Core Plus Bond Portfolio (Unaudited)

Objective/Strategy

The ON Federated Core Plus Bond Portfolio seeks to provide total return by investing at least 80% of its net assets in fixed-income investments, primarily U.S. dollar denominated, investment-grade, fixed income securities. Investment-grade, fixed income securities are rated in one of the four highest categories (BBB- or higher) by a nationally recognized statistical rating organization (“NRSRO”).

Performance as of December 31, 2022

Average Annual returns

One year	-12.78%
Since inception (5/1/20)	-3.81%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in the Portfolio’s shares is obtained either through an allocation to the Portfolio as an investment vehicle within variable life insurance policies or annuity contracts, or as an underlying investment by the ON Model Portfolios. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 0.58% per the Fund’s prospectus dated April 29, 2022. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2022 can be found in the Portfolio’s Financial Highlights.

Comments from Sub-Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the year ended December 31, 2022, the Portfolio returned -12.78% versus -13.16% for its benchmark, the ICE BofA U.S. Broad Market Index.

Q. Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A. The Portfolio’s interest rate sensitivity (duration) and yield curve positioning were the primary drivers of its outperformance relative to the benchmark as a result of the significant increase in U.S. Treasury rates. The Portfolio’s average duration position was less than the benchmark’s duration. In addition, the Portfolio was positioned for shorter-term interest rates to increase more than longer-term rates. (1)

Q. How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark?

A. The Portfolio was negatively affected by its sector allocation. During the year, credit spreads widened and the Portfolio’s allocation to the out-of-index bank loan and trade finance sectors and the resulting underweight to the U.S. Treasury sector detracted from performance relative to the benchmark. This negative impact more than offset the positive contribution from tactical overweights to the agency mortgage backed securities market during the year.

The Portfolio’s security selection during the year detracted from relative returns. Specifically, the Portfolio was negatively impacted by security selection in U.S. Treasury securities, healthcare, and media. The Portfolio was positively impacted by security selection in energy, agency MBS, basic industries, and foreign sovereign securities. (1)

Q. Which securities contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. The top three contributors to the Portfolio’s outperformance during the year were short positions in the June, March, and September CBT U.S. Ultra Bond interest rate futures contracts. These positions were used to help manage the Portfolio’s interest rate risk and were the largest positive contributors in a rising interest rate environment.

Overweights to U.S. Treasury Note 2.875% due 5/15/2052, U.S. Treasury Note 2.250% due 2/15/2052 and U.S. Treasury Note 2.375% due 2/15/2042 were the largest detractors from relative performance due to the material increase in U.S. interest rates during the year. (1)

Q. How did the Portfolio’s use of derivative instruments and initial public offerings (IPOs), if any, impact performance?

A. U.S. interest rate futures were utilized to calibrate the Portfolio’s duration and yield curve positioning. The Portfolio’s average duration, which was less than the average duration of the benchmark, was a large positive contributor during the year, while the Portfolio’s yield curve positioning was also a positive contributor. In aggregate, futures contacts contributed approximately 72 basis points to the Portfolio’s absolute return for the year. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2022.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The ICE BofA U.S. Broad Market Index measures the performance of U.S. dollar-denominated, investment grade debt securities, including U.S. Treasury notes and bonds, quasi-government securities, corporate securities, residential and commercial mortgage-backed securities and asset-backed securities. Securities are cap-weighted based on their amount outstanding times the market price plus accrued interest.

Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

110	(continued)

Ohio National Fund, Inc.	ON Federated Core Plus Bond Portfolio (Unaudited) (Continued)

Portfolio Composition as of December 31, 2022 (1)

% of Net Assets
U.S. Treasury Obligations	46.1
Corporate Bonds (4)	22.1
U.S. Government Agency Mortgage-Backed Securities	20.0
Investment Companies	6.3
Asset-Backed / Mortgage-Backed Securities (4)	3.6
Sovereign Debt Issues	0.3
Common Stocks (4)	0.0
Other Net Assets	1.6

100.0

Top 10 Portfolio Holdings as of December 31, 2022 (1) (2) (3)

		% of Net Assets
1.	U.S. Treasury Note 3.875%, 11/30/2027	5.1
2.	U.S. Treasury Note 2.875%, 05/15/2052	5.1
3.	Federated Hermes Core Trust III - Federated Project and Trade Finance Core Fund	3.4
4.	U.S. Treasury Note 2.625%, 07/31/2029	3.0
5.	U.S. Treasury Note 0.875%, 06/30/2026	2.9
6.	Federated Hermes Core Trust - Emerging Markets Core Fund	2.7
7.	U.S. Treasury Note 4.125%, 11/15/2032	2.6
8.	U.S. Treasury Note 2.250%, 03/31/2024	2.5
9.	U.S. Treasury Note 1.875%, 02/15/2032	2.4
10.	U.S. Treasury Note 2.750%, 04/30/2027	2.2

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Common Stocks, Corporate Bonds, Asset-Backed / Mortgage Backed Securities):

% of Net Assets
Financials	8.8
Industrials	2.6
Communication Services	2.2
Utilities	2.0
Energy	1.8
Health Care	1.8
Information Technology	1.8
Consumer Staples	1.3
Consumer Discretionary	1.2
Real Estate	1.2
Materials	1.0

25.7

111

Ohio National Fund, Inc.	ON Federated Core Plus Bond Portfolio

Schedule of Investments	December 31, 2022

U.S. Treasury Obligations – 46.1%		Rate	Maturity	Face Amount	Value

U.S. Treasury Note		0.125%	04/30/2023	$1,500,000	$1,479,375
U.S. Treasury Note		0.125%	06/30/2023	12,500,000	12,222,656
U.S. Treasury Note		0.750%	12/31/2023	7,250,000	6,969,165
U.S. Treasury Note		2.250%	03/31/2024	14,000,000	13,583,281
U.S. Treasury Note		2.500%	04/30/2024	8,400,000	8,161,125
U.S. Treasury Note		0.250%	05/15/2024	7,500,000	7,059,082
U.S. Treasury Note		3.000%	06/30/2024	5,000,000	4,880,273
U.S. Treasury Note		3.000%	07/31/2024	10,000,000	9,753,906
U.S. Treasury Note		0.375%	09/15/2024	6,000,000	5,591,953
U.S. Treasury Note		4.500%	11/30/2024	7,500,000	7,500,293
U.S. Treasury Note		0.375%	12/31/2025	3,000,000	2,681,133
U.S. Treasury Note		0.875%	06/30/2026	18,000,000	16,095,937
U.S. Treasury Note		0.625%	07/31/2026	2,400,000	2,120,719
U.S. Treasury Note		1.500%	01/31/2027	3,500,000	3,159,980
U.S. Treasury Note		2.500%	03/31/2027	5,900,000	5,536,551
U.S. Treasury Note	(a)	0.500%	04/30/2027	3,200,000	2,755,375
U.S. Treasury Note		2.750%	04/30/2027	12,600,000	11,940,469
U.S. Treasury Note		2.625%	05/31/2027	1,500,000	1,413,926
U.S. Treasury Note		3.875%	11/30/2027	28,500,000	28,344,141
U.S. Treasury Note		1.250%	03/31/2028	575,000	499,756
U.S. Treasury Note		1.500%	11/30/2028	4,200,000	3,647,273
U.S. Treasury Note		1.375%	12/31/2028	3,650,000	3,148,125
U.S. Treasury Note		2.375%	03/31/2029	500,000	454,648
U.S. Treasury Note		2.625%	07/31/2029	18,000,000	16,574,766
U.S. Treasury Note		3.875%	11/30/2029	3,600,000	3,575,813
U.S. Treasury Note		1.125%	02/15/2031	405,000	330,091
U.S. Treasury Note		1.875%	02/15/2032	15,300,000	12,979,301
U.S. Treasury Note		4.125%	11/15/2032	13,850,000	14,133,492
U.S. Treasury Note		1.375%	11/15/2040	525,000	341,312
U.S. Treasury Note		1.875%	02/15/2041	180,000	127,223
U.S. Treasury Note		2.375%	02/15/2042	11,850,000	9,047,660
U.S. Treasury Note		4.000%	11/15/2042	1,600,000	1,566,500
U.S. Treasury Note		2.000%	02/15/2050	3,750,000	2,476,611
U.S. Treasury Note		1.875%	02/15/2051	3,940,000	2,504,055
U.S. Treasury Note		2.875%	05/15/2052	35,300,000	28,284,125
U.S. Treasury Note		4.000%	11/15/2052	2,800,000	2,803,938

Total U.S. Treasury Obligations (Cost $275,599,979)					$253,744,029

Corporate Bonds – 22.1%		Rate	Maturity	Face Amount	Value

COMMUNICATION SERVICES – 2.2%
Alphabet, Inc. (Interactive Media & Svs.)		2.050%	08/15/2050	$650,000	$379,897
America Movil S.A.B. de C.V. (Wireless Telecom. Svs.)		2.875%	05/07/2030	275,000	233,458
AT&T, Inc. (Diversified Telecom. Svs.)		0.900%	03/25/2024	550,000	522,291
AT&T, Inc. (Diversified Telecom. Svs.)		1.700%	03/25/2026	550,000	495,658
AT&T, Inc. (Diversified Telecom. Svs.)		3.800%	12/01/2057	1,870,000	1,290,175
Audacy Capital Corp. (Media)	(b)	6.750%	03/31/2029	75,000	12,991
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)	(b)	5.000%	02/01/2028	100,000	90,799
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)	(b)	4.500%	08/15/2030	125,000	103,269
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)	(b)	4.250%	02/01/2031	125,000	100,264
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)	(b)	4.500%	06/01/2033	75,000	57,542
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. (Media)		6.484%	10/23/2045	550,000	495,976
CMG Media Corp. (Media)	(b)	8.875%	12/15/2027	125,000	94,087
Comcast Corp. (Media)		3.450%	02/01/2050	950,000	688,982
CSC Holdings LLC (Media)	(b)	7.500%	04/01/2028	200,000	136,000
Cumulus Media New Holdings, Inc. (Media)	(b)	6.750%	07/01/2026	48,000	40,320
Directv Financing LLC / Directv Financing Co-Obligor, Inc. (Media)	(b)	5.875%	08/15/2027	50,000	44,733
DISH DBS Corp. (Media)	(b)	5.250%	12/01/2026	50,000	42,117
DISH DBS Corp. (Media)		7.375%	07/01/2028	25,000	17,688
DISH DBS Corp. (Media)		5.125%	06/01/2029	75,000	48,383
DISH Network Corp. (Media)	(b)	11.750%	11/15/2027	25,000	25,748
Entegris Escrow Corp. (Media)	(b)	5.950%	06/15/2030	25,000	23,055
Gray Escrow II, Inc. (Media)	(b)	5.375%	11/15/2031	75,000	54,049
Gray Television, Inc. (Media)	(b)	4.750%	10/15/2030	75,000	54,252
Grupo Televisa S.A.B. (Media)		5.000%	05/13/2045	350,000	298,655
iHeartCommunications, Inc. (Media)		6.375%	05/01/2026	25,000	23,000
iHeartCommunications, Inc. (Media)		8.375%	05/01/2027	75,000	63,782
iHeartCommunications, Inc. (Media)	(b)	5.250%	08/15/2027	100,000	84,708
Lamar Media Corp. (Media)		4.875%	01/15/2029	25,000	22,954

112	(continued)

Ohio National Fund, Inc.	ON Federated Core Plus Bond Portfolio (Continued)

Schedule of Investments	December 31, 2022

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value

COMMUNICATION SERVICES (continued)
Magallanes, Inc. (Media)	(b)	4.279%	03/15/2032	$450,000	$370,694
Magallanes, Inc. (Media)	(b)	5.050%	03/15/2042	470,000	359,589
Match Group Holdings II LLC (Interactive Media & Svs.)	(b)	5.000%	12/15/2027	100,000	92,000
Midas OpCo Holdings LLC (Media)	(b)	5.625%	08/15/2029	150,000	123,687
Netflix, Inc. (Entertainment)		4.875%	04/15/2028	325,000	313,816
Nexstar Media, Inc. (Media)	(b)	5.625%	07/15/2027	150,000	137,604
Outfront Media Capital LLC / Outfront Media Capital Corp. (Media)	(b)	5.000%	08/15/2027	25,000	22,506
Outfront Media Capital LLC / Outfront Media Capital Corp. (Media)	(b)	4.250%	01/15/2029	50,000	41,487
Paramount Global (Media)		4.200%	05/19/2032	525,000	429,696
Paramount Global (Media)		4.900%	08/15/2044	300,000	219,104
Rackspace Technology Global, Inc. (Interactive Media & Svs.)	(b)	3.500%	02/15/2028	25,000	14,528
Rackspace Technology Global, Inc. (Interactive Media & Svs.)	(b)	5.375%	12/01/2028	100,000	43,586
ROBLOX Corp. (Entertainment)	(b)	3.875%	05/01/2030	50,000	39,410
Rogers Communications, Inc. (Wireless Telecom. Svs.)	(b)	4.500%	03/15/2042	465,000	379,006
Scripps Escrow, Inc. (Media)	(b)	5.875%	07/15/2027	75,000	66,937
Sinclair Television Group, Inc. (Media)	(b)	5.125%	02/15/2027	25,000	20,390
Sinclair Television Group, Inc. (Media)	(b)	5.500%	03/01/2030	75,000	52,442
Sirius XM Radio, Inc. (Media)	(b)	3.875%	09/01/2031	200,000	156,034
Sky Ltd. (Media)	(b)	3.750%	09/16/2024	375,000	366,046
Sprint LLC (Wireless Telecom. Svs.)		7.625%	03/01/2026	50,000	52,615
TEGNA, Inc. (Media)	(b)	4.750%	03/15/2026	25,000	24,241
TEGNA, Inc. (Media)		4.625%	03/15/2028	25,000	23,743
TEGNA, Inc. (Media)		5.000%	09/15/2029	25,000	23,720
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		4.750%	02/01/2028	75,000	72,922
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		3.375%	04/15/2029	50,000	44,038
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		3.500%	04/15/2031	250,000	215,950
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		3.300%	02/15/2051	500,000	333,671
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		5.650%	01/15/2053	110,000	106,468
Univision Communications, Inc. (Media)	(b)	7.375%	06/30/2030	50,000	47,785
UPC Broadband Finco B.V. (Media)	(b)	4.875%	07/15/2031	200,000	166,359
Urban One, Inc. (Media)	(b)	7.375%	02/01/2028	50,000	42,266
Verizon Communications, Inc. (Diversified Telecom. Svs.)		4.000%	03/22/2050	950,000	743,242
Virgin Media Finance PLC (Media)	(b)	5.000%	07/15/2030	200,000	160,412
Vodafone Group PLC (Wireless Telecom. Svs.)		4.125%	05/30/2025	275,000	270,621
Vodafone Group PLC (Wireless Telecom. Svs.)		5.250%	05/30/2048	300,000	264,219
Walt Disney Co. / The (Entertainment)		3.800%	03/22/2030	125,000	116,503
Walt Disney Co. / The (Entertainment)		4.700%	03/23/2050	325,000	298,335
Walt Disney Co. / The (Entertainment)		3.600%	01/13/2051	350,000	266,503

					12,067,008

CONSUMER DISCRETIONARY – 1.2%
1011778 B.C. ULC / New Red Finance, Inc. (Hotels, Restaurants & Leisure)	(b)	4.375%	01/15/2028	50,000	44,770
1011778 B.C. ULC / New Red Finance, Inc. (Hotels, Restaurants & Leisure)	(b)	4.000%	10/15/2030	175,000	141,717
Academy Ltd. (Specialty Retail)	(b)	6.000%	11/15/2027	50,000	47,869
Advance Auto Parts, Inc. (Specialty Retail)		3.900%	04/15/2030	675,000	591,460
Affinity Gaming (Hotels, Restaurants & Leisure)	(b)	6.875%	12/15/2027	75,000	63,588
Amazon.com, Inc. (Internet & Direct Marketing Retail)		3.875%	08/22/2037	425,000	376,516
Amazon.com, Inc. (Internet & Direct Marketing Retail)		2.500%	06/03/2050	725,000	456,903
Aramark Services, Inc. (Hotels, Restaurants & Leisure)	(b)	5.000%	04/01/2025	25,000	24,395
Aramark Services, Inc. (Hotels, Restaurants & Leisure)	(b)	5.000%	02/01/2028	50,000	46,647
Asbury Automotive Group, Inc. (Specialty Retail)	(b)	5.000%	02/15/2032	50,000	41,135
Boyd Gaming Corp. (Hotels, Restaurants & Leisure)		4.750%	12/01/2027	50,000	46,569
Caesars Entertainment, Inc. (Hotels, Restaurants & Leisure)	(b)	8.125%	07/01/2027	75,000	73,691
Caesars Entertainment, Inc. (Hotels, Restaurants & Leisure)	(b)	4.625%	10/15/2029	50,000	40,691
Caesars Resort Collection LLC / CRC Finco, Inc. (Hotels, Restaurants & Leisure)	(b)	5.750%	07/01/2025	50,000	48,945
Clarios Global LP (Automobiles)	(b)	6.750%	05/15/2025	22,000	22,051
Clarios Global LP / Clarios U.S. Finance Co. (Auto Components)	(b)	8.500%	05/15/2027	175,000	170,887
Daimler Trucks Finance North America LLC (Automobiles)	(b)	2.000%	12/14/2026	340,000	299,572
Daimler Trucks Finance North America LLC (Automobiles)	(b)	2.375%	12/14/2028	180,000	151,256
Dana Financing Luxembourg SARL (Auto Components)	(b)	5.750%	04/15/2025	25,000	24,461
Dana, Inc. (Auto Components)		4.500%	02/15/2032	50,000	39,982
Dollar General Corp. (Multiline Retail)		3.875%	04/15/2027	575,000	548,252
Dornoch Debt Merger Sub, Inc. (Auto Components)	(b)	6.625%	10/15/2029	125,000	87,695
Garda World Security Corp. (Diversified Consumer Svs.)	(b)	9.500%	11/01/2027	175,000	168,545
Gates Global LLC / Gates Corp. (Auto Components)	(b)	6.250%	01/15/2026	125,000	120,625
General Motors Co. (Automobiles)		6.125%	10/01/2025	575,000	585,183
Hilton Domestic Operating Co., Inc. (Hotels, Restaurants & Leisure)	(b)	3.625%	02/15/2032	50,000	40,040
Home Depot, Inc. / The (Specialty Retail)		3.300%	04/15/2040	950,000	756,392
IHO Verwaltungs GmbH (Auto Components)	(b)(c)	6.000%, 6.750% PIK	05/15/2027	200,000	174,973

113	(continued)

Ohio National Fund, Inc.	ON Federated Core Plus Bond Portfolio (Continued)

Schedule of Investments	December 31, 2022

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value

CONSUMER DISCRETIONARY (continued)
Mercedes-Benz Finance North America LLC (Automobiles)	(b)	3.350%	02/22/2023	$700,000	$697,402
Midwest Gaming Borrower LLC / Midwest Gaming Finance Corp. (Hotels, Restaurants & Leisure)	(b)	4.875%	05/01/2029	50,000	42,543
Mohegan Tribal Gaming Authority (Hotels, Restaurants & Leisure)	(b)	8.000%	02/01/2026	150,000	140,293
Penn Entertainment, Inc. (Hotels, Restaurants & Leisure)	(b)	5.625%	01/15/2027	25,000	22,669
Penn Entertainment, Inc. (Hotels, Restaurants & Leisure)	(b)	4.125%	07/01/2029	25,000	19,750
Raptor Acquisition Corp. / Raptor Co-Issuer LLC (Hotels, Restaurants & Leisure)	(b)	4.875%	11/01/2026	25,000	22,210
Real Hero Merger Sub 2, Inc. (Auto Components)	(b)	6.250%	02/01/2029	50,000	34,275
Scientific Games Holdings LP / Scientific Games U.S. FinCo, Inc. (Hotels, Restaurants & Leisure)	(b)	6.625%	03/01/2030	75,000	63,352
Scientific Games International, Inc. (Hotels, Restaurants & Leisure)	(b)	8.625%	07/01/2025	50,000	51,010
Scientific Games International, Inc. (Hotels, Restaurants & Leisure)	(b)	7.250%	11/15/2029	50,000	48,000
SeaWorld Parks & Entertainment, Inc. (Hotels, Restaurants & Leisure)	(b)	5.250%	08/15/2029	50,000	43,535
Six Flags Entertainment Corp. (Hotels, Restaurants & Leisure)	(b)	5.500%	04/15/2027	50,000	45,032
Station Casinos LLC (Hotels, Restaurants & Leisure)	(b)	4.500%	02/15/2028	50,000	43,469
Station Casinos LLC (Hotels, Restaurants & Leisure)	(b)	4.625%	12/01/2031	50,000	40,109
William Carter Co. / The (Textiles, Apparel & Luxury Goods)	(b)	5.625%	03/15/2027	25,000	23,980
Yum! Brands, Inc. (Hotels, Restaurants & Leisure)		4.625%	01/31/2032	75,000	66,295

					6,638,734

CONSUMER STAPLES – 1.3%
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC (Food & Staples Retailing)	(b)	5.875%	02/15/2028	75,000	71,301
Alimentation Couche-Tard, Inc. (Food & Staples Retailing)	(b)	3.800%	01/25/2050	625,000	438,893
Altria Group, Inc. (Tobacco)		3.875%	09/16/2046	800,000	534,917
Anheuser-Busch InBev Worldwide, Inc. (Beverages)		4.350%	06/01/2040	300,000	263,624
B.A.T. Capital Corp. (Tobacco)		4.540%	08/15/2047	725,000	512,266
BellRing Brands, Inc. (Personal Products)	(b)	7.000%	03/15/2030	75,000	72,169
Coca-Cola Europacific Partners PLC (Beverages)	(b)	1.500%	01/15/2027	600,000	518,926
Coca-Cola Femsa S.A.B. de C.V. (Beverages)		2.750%	01/22/2030	750,000	645,938
Constellation Brands, Inc. (Beverages)		3.750%	05/01/2050	400,000	299,346
Edgewell Personal Care Co. (Personal Products)	(b)	5.500%	06/01/2028	25,000	23,381
Edgewell Personal Care Co. (Personal Products)	(b)	4.125%	04/01/2029	25,000	21,312
Energizer Holdings, Inc. (Household Products)	(b)	6.500%	12/31/2027	25,000	23,792
Energizer Holdings, Inc. (Household Products)	(b)	4.375%	03/31/2029	75,000	63,604
Flowers Foods, Inc. (Food Products)		3.500%	10/01/2026	675,000	631,825
Flowers Foods, Inc. (Food Products)		2.400%	03/15/2031	185,000	148,910
Grupo Bimbo S.A.B. de C.V. (Food Products)	(b)	4.875%	06/27/2044	925,000	799,408
Keurig Dr Pepper, Inc. (Beverages)		4.417%	05/25/2025	36,000	35,592
Kraft Heinz Foods Co. (Food Products)		4.375%	06/01/2046	425,000	345,356
Kroger Co. / The (Food & Staples Retailing)		3.950%	01/15/2050	325,000	252,288
Performance Food Group, Inc. (Food & Staples Retailing)	(b)	4.250%	08/01/2029	50,000	43,331
Philip Morris International, Inc. (Tobacco)		3.875%	08/21/2042	615,000	466,902
Post Holdings, Inc. (Food Products)	(b)	5.750%	03/01/2027	150,000	145,062
Sysco Corp. (Food & Staples Retailing)		4.450%	03/15/2048	525,000	430,424
U.S. Foods, Inc. (Food & Staples Retailing)	(b)	4.750%	02/15/2029	50,000	44,396
U.S. Foods, Inc. (Food & Staples Retailing)	(b)	4.625%	06/01/2030	75,000	66,046
Unilever Capital Corp. (Personal Products)		0.375%	09/14/2023	100,000	96,782

					6,995,791

ENERGY – 1.8%
Antero Midstream Partners LP / Antero Midstream Finance Corp. (Oil, Gas & Consumable Fuels)	(b)	7.875%	05/15/2026	50,000	50,613
Antero Midstream Partners LP / Antero Midstream Finance Corp. (Oil, Gas & Consumable Fuels)	(b)	5.750%	03/01/2027	25,000	23,634
Antero Midstream Partners LP / Antero Midstream Finance Corp. (Oil, Gas & Consumable Fuels)	(b)	5.750%	01/15/2028	50,000	46,381
Antero Midstream Partners LP / Antero Midstream Finance Corp. (Oil, Gas & Consumable Fuels)	(b)	5.375%	06/15/2029	75,000	68,568
Antero Resources Corp. (Oil, Gas & Consumable Fuels)	(b)	5.375%	03/01/2030	50,000	46,356
Archrock Partners LP / Archrock Partners Finance Corp. (Oil, Gas & Consumable Fuels)	(b)	6.875%	04/01/2027	75,000	71,600
Archrock Partners LP / Archrock Partners Finance Corp. (Oil, Gas & Consumable Fuels)	(b)	6.250%	04/01/2028	50,000	45,751
Ascent Resources Utica Holdings LLC / ARU Finance Corp. (Oil, Gas & Consumable Fuels)	(b)	7.000%	11/01/2026	25,000	24,250
Ascent Resources Utica Holdings LLC / ARU Finance Corp. (Oil, Gas & Consumable Fuels)	(b)	5.875%	06/30/2029	100,000	89,163
Boardwalk Pipelines LP (Oil, Gas & Consumable Fuels)		3.400%	02/15/2031	450,000	376,381
BP Capital Markets America, Inc. (Oil, Gas & Consumable Fuels)		3.588%	04/14/2027	725,000	690,566
Callon Petroleum Co. (Oil, Gas & Consumable Fuels)	(b)	7.500%	06/15/2030	25,000	22,875
Canadian Natural Resources Ltd. (Oil, Gas & Consumable Fuels)		2.050%	07/15/2025	525,000	488,426
Cheniere Energy Partners LP (Oil, Gas & Consumable Fuels)		4.500%	10/01/2029	50,000	44,961
Cheniere Energy, Inc. (Oil, Gas & Consumable Fuels)		4.625%	10/15/2028	25,000	22,597

114	(continued)

Ohio National Fund, Inc.	ON Federated Core Plus Bond Portfolio (Continued)

Schedule of Investments	December 31, 2022

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value

ENERGY (continued)
Chevron Corp. (Oil, Gas & Consumable Fuels)		3.078%	05/11/2050	$475,000	$340,888
CNX Midstream Partners LP (Oil, Gas & Consumable Fuels)	(b)	4.750%	04/15/2030	50,000	41,033
Comstock Resources, Inc. (Oil, Gas & Consumable Fuels)	(b)	6.750%	03/01/2029	100,000	90,250
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp. (Oil, Gas & Consumable Fuels)	(b)	8.000%	04/01/2029	50,000	49,754
CrownRock LP / CrownRock Finance, Inc. (Oil, Gas & Consumable Fuels)	(b)	5.625%	10/15/2025	75,000	72,375
Diamondback Energy, Inc. (Oil, Gas & Consumable Fuels)		6.250%	03/15/2033	390,000	395,837
DT Midstream, Inc. (Oil, Gas & Consumable Fuels)	(b)	4.375%	06/15/2031	50,000	41,945
Eastern Gas Transmission & Storage, Inc. (Oil, Gas & Consumable Fuels)		3.900%	11/15/2049	150,000	105,947
Enbridge Energy Partners LP (Oil, Gas & Consumable Fuels)		5.500%	09/15/2040	700,000	654,208
Endeavor Energy Resources LP / EER Finance, Inc. (Oil, Gas & Consumable Fuels)	(b)	5.750%	01/30/2028	25,000	23,938
Energy Transfer LP (Oil, Gas & Consumable Fuels)		3.750%	05/15/2030	500,000	440,843
Energy Transfer LP (Oil, Gas & Consumable Fuels)		5.750%	02/15/2033	150,000	146,754
EQM Midstream Partners LP (Oil, Gas & Consumable Fuels)		5.500%	07/15/2028	75,000	67,062
EQM Midstream Partners LP (Oil, Gas & Consumable Fuels)	(b)	4.500%	01/15/2029	50,000	41,996
EQM Midstream Partners LP (Oil, Gas & Consumable Fuels)	(b)	4.750%	01/15/2031	50,000	40,875
EQM Midstream Partners LP (Oil, Gas & Consumable Fuels)		6.500%	07/15/2048	75,000	56,218
Hess Corp. (Oil, Gas & Consumable Fuels)		5.600%	02/15/2041	580,000	548,256
Hess Midstream Operations LP (Oil, Gas & Consumable Fuels)	(b)	5.125%	06/15/2028	25,000	23,117
Hess Midstream Operations LP (Oil, Gas & Consumable Fuels)	(b)	4.250%	02/15/2030	25,000	21,373
Holly Energy Partners LP / Holly Energy Finance Corp. (Oil, Gas & Consumable Fuels)	(b)	5.000%	02/01/2028	75,000	68,288
Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)		3.250%	08/01/2050	320,000	206,596
Marathon Petroleum Corp. (Oil, Gas & Consumable Fuels)		4.750%	09/15/2044	525,000	438,374
MPLX LP (Oil, Gas & Consumable Fuels)		4.950%	03/14/2052	525,000	428,843
Nabors Industries Ltd. (Energy Equip. & Svs.)	(b)	7.250%	01/15/2026	50,000	47,120
Nabors Industries Ltd. (Energy Equip. & Svs.)	(b)	7.500%	01/15/2028	25,000	22,872
NuStar Logistics LP (Oil, Gas & Consumable Fuels)		6.375%	10/01/2030	25,000	23,117
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)		6.450%	09/15/2036	75,000	76,500
ONEOK, Inc. (Oil, Gas & Consumable Fuels)		2.200%	09/15/2025	150,000	137,814
ONEOK, Inc. (Oil, Gas & Consumable Fuels)		4.500%	03/15/2050	625,000	465,386
PDC Energy, Inc. (Oil, Gas & Consumable Fuels)		5.750%	05/15/2026	50,000	47,729
Permian Resources Operating LLC (Oil, Gas & Consumable Fuels)	(b)	6.875%	04/01/2027	50,000	47,112
Phillips 66 (Oil, Gas & Consumable Fuels)		0.900%	02/15/2024	150,000	143,358
Phillips 66 (Oil, Gas & Consumable Fuels)		3.850%	04/09/2025	300,000	292,627
Phillips 66 (Oil, Gas & Consumable Fuels)		4.875%	11/15/2044	375,000	342,630
Precision Drilling Corp. (Energy Equip. & Svs.)	(b)	6.875%	01/15/2029	50,000	46,550
Range Resources Corp. (Oil, Gas & Consumable Fuels)		8.250%	01/15/2029	50,000	51,522
Rockcliff Energy II LLC (Oil, Gas & Consumable Fuels)	(b)	5.500%	10/15/2029	25,000	22,874
SM Energy Co. (Oil, Gas & Consumable Fuels)		6.750%	09/15/2026	50,000	48,542
SM Energy Co. (Oil, Gas & Consumable Fuels)		6.500%	07/15/2028	50,000	47,938
Southwestern Energy Co. (Oil, Gas & Consumable Fuels)		5.375%	03/15/2030	25,000	22,800
Tap Rock Resources LLC (Oil, Gas & Consumable Fuels)	(b)	7.000%	10/01/2026	50,000	46,505
Targa Resources Corp. (Oil, Gas & Consumable Fuels)		4.200%	02/01/2033	430,000	369,956
U.S.A. Compression Partners LP / U.S.A. Compression Finance Corp. (Energy Equip. & Svs.)		6.875%	04/01/2026	150,000	143,893
Valero Energy Corp. (Oil, Gas & Consumable Fuels)		4.350%	06/01/2028	350,000	337,214
Western Midstream Operating LP (Oil, Gas & Consumable Fuels)		4.300%	02/01/2030	50,000	43,646
Western Midstream Operating LP (Oil, Gas & Consumable Fuels)		5.300%	03/01/2048	75,000	61,667
Western Midstream Operating LP (Oil, Gas & Consumable Fuels)		5.500%	08/15/2048	25,000	20,749
Williams Cos., Inc. / The (Oil, Gas & Consumable Fuels)		3.750%	06/15/2027	525,000	494,158

					9,861,171

FINANCIALS – 5.2%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust (Diversified Financial Svs.)		3.000%	10/29/2028	165,000	138,233
AerCap Ireland Capital DAC / AerCap Global Aviation Trust (Diversified Financial Svs.)		3.400%	10/29/2033	350,000	265,368
American Express Co. (Consumer Finance)		3.300%	05/03/2027	825,000	771,240
AmWINS Group, Inc. (Insurance)	(b)	4.875%	06/30/2029	75,000	63,611
Ardonagh Midco 2 PLC (Insurance)	(b)(c)	11.500%, 12.750% PIK	01/15/2027	200,000	190,000
AssuredPartners, Inc. (Insurance)	(b)	7.000%	08/15/2025	25,000	24,177
AssuredPartners, Inc. (Insurance)	(b)	5.625%	01/15/2029	100,000	82,303
Bank of America Corp. (Rate is fixed until 02/13/2025, at which point, the rate becomes QL + 64) (Banks)	(d)	2.015%	02/13/2026	1,475,000	1,369,125
Bank of America Corp. (Rate is fixed until 04/29/2030, at which point, the rate becomes SOFR + 215) (Banks)	(d)	2.592%	04/29/2031	1,900,000	1,547,428
Bank of America Corp. (Rate is fixed until 07/22/2032, at which point, the rate becomes SOFR + 216) (Banks)	(d)	5.015%	07/22/2033	400,000	379,757
Bank of New York Mellon Corp. / The (Capital Markets)		2.200%	08/16/2023	1,350,000	1,329,123
Bank of New York Mellon Corp. / The (Rate is fixed until 06/13/2027, at which point, the rate becomes SOFR + 115) (Capital Markets)	(d)	3.992%	06/13/2028	300,000	286,989
BlackRock, Inc. (Capital Markets)		1.900%	01/28/2031	425,000	343,957

115	(continued)

Ohio National Fund, Inc.	ON Federated Core Plus Bond Portfolio (Continued)

Schedule of Investments	December 31, 2022

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value

FINANCIALS (continued)
BroadStreet Partners, Inc. (Insurance)	(b)	5.875%	04/15/2029	$200,000	$170,216
Chubb INA Holdings, Inc. (Insurance)		3.350%	05/03/2026	425,000	406,835
Citigroup, Inc. (Rate is fixed until 04/24/2024, at which point, the rate becomes QL + 90) (Banks)	(d)	3.352%	04/24/2025	725,000	703,017
Citigroup, Inc. (Rate is fixed until 01/29/2030, at which point, the rate becomes SOFR + 115) (Banks)	(d)	2.666%	01/29/2031	1,600,000	1,312,293
Citizens Bank N.A. (Banks)		3.750%	02/18/2026	475,000	455,267
Comerica, Inc. (Banks)		3.800%	07/22/2026	475,000	453,414
FNB Corp. (Banks)		5.150%	08/25/2025	320,000	316,189
Ford Motor Credit Co. LLC (Consumer Finance)		7.350%	11/04/2027	200,000	204,940
Ford Motor Credit Co. LLC (Consumer Finance)		5.113%	05/03/2029	375,000	339,579
General Motors Financial Co., Inc. (Consumer Finance)		2.900%	02/26/2025	675,000	639,330
General Motors Financial Co., Inc. (Consumer Finance)		5.000%	04/09/2027	260,000	251,854
Goldman Sachs Group, Inc. / The (Capital Markets)		3.500%	04/01/2025	775,000	745,273
Goldman Sachs Group, Inc. / The (Capital Markets)		3.800%	03/15/2030	1,400,000	1,258,564
Goldman Sachs Group, Inc. / The (Rate is fixed until 01/27/2031, at which point, the rate becomes SOFR + 109) (Capital Markets)	(d)	1.992%	01/27/2032	500,000	380,908
GTCR AP Finance, Inc. (Insurance)	(b)	8.000%	05/15/2027	75,000	71,841
HSBC Holdings PLC (Banks)		3.900%	05/25/2026	975,000	928,606
HUB International Ltd. (Insurance)	(b)	5.625%	12/01/2029	375,000	327,518
Huntington Bancshares, Inc. (Rate is fixed until 08/04/2027, at which point, the rate becomes SOFR + 197) (Banks)	(d)	4.443%	08/04/2028	350,000	333,383
Jefferies Financial Group, Inc. (Capital Markets)		2.750%	10/15/2032	305,000	229,364
John Deere Capital Corp. (Consumer Finance)		3.450%	03/07/2029	800,000	742,007
Jones Deslauriers Insurance Management, Inc. (Insurance)	(b)	10.500%	12/15/2030	50,000	49,243
JPMorgan Chase & Co. (Banks)		3.125%	01/23/2025	525,000	506,686
JPMorgan Chase & Co. (Rate is fixed until 04/22/2030, at which point, the rate becomes SOFR + 204) (Banks)	(d)	2.522%	04/22/2031	900,000	736,458
JPMorgan Chase & Co. (Rate is fixed until 11/19/2030, at which point, the rate becomes TSFR3M + 111) (Banks)	(d)	1.764%	11/19/2031	100,000	75,807
JPMorgan Chase & Co. (Rate is fixed until 04/22/2031, at which point, the rate becomes SOFR + 125) (Banks)	(d)	2.580%	04/22/2032	100,000	80,104
JPMorgan Chase & Co. (Rate is fixed until 01/25/2032, at which point, the rate becomes SOFR + 126) (Banks)	(d)	2.963%	01/25/2033	1,200,000	976,683
JPMorgan Chase & Co. (Rate is fixed until 09/14/2032, at which point, the rate becomes SOFR + 258) (Banks)	(d)	5.717%	09/14/2033	300,000	292,816
Lincoln National Corp. (Insurance)		4.000%	09/01/2023	300,000	297,640
M&T Bank Corp. (Banks)		3.550%	07/26/2023	575,000	570,756
Morgan Stanley (Capital Markets)		4.100%	05/22/2023	325,000	323,812
Morgan Stanley (Capital Markets)		6.250%	08/09/2026	475,000	496,030
Morgan Stanley (Rate is fixed until 01/24/2028, at which point, the rate becomes QL + 114) (Capital Markets)	(d)	3.772%	01/24/2029	750,000	686,816
Morgan Stanley (Rate is fixed until 02/13/2031, at which point, the rate becomes SOFR + 103) (Capital Markets)	(d)	1.794%	02/13/2032	295,000	221,710
Morgan Stanley (Rate is fixed until 04/28/2031, at which point, the rate becomes SOFR + 102) (Capital Markets)	(d)	1.928%	04/28/2032	250,000	188,632
Morgan Stanley (Rate is fixed until 07/20/2032, at which point, the rate becomes SOFR + 208) (Capital Markets)	(d)	4.889%	07/20/2033	140,000	131,533
Navient Corp. (Consumer Finance)		4.875%	03/15/2028	75,000	61,681
Navient Corp. (Consumer Finance)		5.500%	03/15/2029	50,000	40,800
NFP Corp. (Insurance)	(b)	6.875%	08/15/2028	175,000	144,249
NFP Corp. (Insurance)	(b)	7.500%	10/01/2030	25,000	23,510
Northern Trust Corp. (Capital Markets)		6.125%	11/02/2032	380,000	400,688
PNC Financial Services Group, Inc. / The (Rate is fixed until 06/06/2032, at which point, the rate becomes SOFRINDX + 185) (Banks)	(d)	4.626%	06/06/2033	630,000	582,005
Prudential Financial, Inc. (Insurance)		3.700%	03/13/2051	575,000	438,765
Raymond James Financial, Inc. (Capital Markets)		4.650%	04/01/2030	100,000	96,283
Regions Financial Corp. (Banks)		2.250%	05/18/2025	345,000	322,406
Rocket Mortgage LLC / Rocket Mortgage Co-Issuer, Inc. (Thrifts & Mortgage Finance)	(b)	2.875%	10/15/2026	50,000	42,858
Rocket Mortgage LLC / Rocket Mortgage Co-Issuer, Inc. (Thrifts & Mortgage Finance)	(b)	3.625%	03/01/2029	75,000	59,433
Rocket Mortgage LLC / Rocket Mortgage Co-Issuer, Inc. (Thrifts & Mortgage Finance)	(b)	4.000%	10/15/2033	50,000	37,343
Ryan Specialty Group LLC (Insurance)	(b)	4.375%	02/01/2030	50,000	43,295
S&P Global, Inc. (Capital Markets)	(b)	2.900%	03/01/2032	240,000	204,709
Stifel Financial Corp. (Capital Markets)		4.000%	05/15/2030	200,000	173,461
Toyota Motor Credit Corp. (Consumer Finance)		3.950%	06/30/2025	600,000	587,375
U.S. Bancorp (Rate is fixed until 07/22/2032, at which point, the rate becomes SOFR + 211) (Banks)	(d)	4.967%	07/22/2033	350,000	332,073
United Wholesale Mortgage LLC (Thrifts & Mortgage Finance)	(b)	5.500%	11/15/2025	175,000	157,608
USI, Inc. (Insurance)	(b)	6.875%	05/01/2025	200,000	192,669

116	(continued)

Ohio National Fund, Inc.	ON Federated Core Plus Bond Portfolio (Continued)

Schedule of Investments	December 31, 2022

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value

FINANCIALS (continued)
Wells Fargo & Co. (Banks)		3.750%	01/24/2024	$750,000	$739,809
Wells Fargo & Co. (Rate is fixed until 02/11/2030, at which point, the rate becomes SOFR + 126) (Banks)	(d)	2.572%	02/11/2031	1,550,000	1,283,503
Wells Fargo & Co. (Rate is fixed until 07/25/2032, at which point, the rate becomes SOFR + 210) (Banks)	(d)	4.897%	07/25/2033	300,000	284,860

					28,945,818

HEALTH CARE – 1.8%
Abbott Laboratories (Health Care Equip. & Supplies)		3.750%	11/30/2026	475,000	462,426
AdaptHealth LLC (Health Care Providers & Svs.)	(b)	4.625%	08/01/2029	25,000	20,931
AdaptHealth LLC (Health Care Providers & Svs.)	(b)	5.125%	03/01/2030	75,000	63,847
AHP Health Partners, Inc. (Health Care Providers & Svs.)	(b)	5.750%	07/15/2029	50,000	39,062
Alcon Finance Corp. (Health Care Equip. & Supplies)	(b)	2.600%	05/27/2030	400,000	339,726
Amgen, Inc. (Biotechnology)		3.375%	02/21/2050	500,000	347,575
AstraZeneca PLC (Pharmaceuticals)		3.125%	06/12/2027	610,000	572,779
AstraZeneca PLC (Pharmaceuticals)		1.375%	08/06/2030	225,000	177,756
Avantor Funding, Inc. (Health Care Equip. & Supplies)	(b)	4.625%	07/15/2028	75,000	68,148
Avantor Funding, Inc. (Health Care Equip. & Supplies)	(b)	3.875%	11/01/2029	25,000	20,994
Bausch Health Americas, Inc. (Pharmaceuticals)	(b)	8.500%	01/31/2027	50,000	26,157
Bausch Health Cos., Inc. (Pharmaceuticals)	(b)	6.125%	02/01/2027	50,000	34,481
Bausch Health Cos., Inc. (Pharmaceuticals)	(b)	5.000%	02/15/2029	50,000	23,962
Bausch Health Cos., Inc. (Pharmaceuticals)	(b)	6.250%	02/15/2029	50,000	24,072
Bayer U.S. Finance LLC (Pharmaceuticals)	(b)	3.375%	10/08/2024	775,000	748,891
Becton Dickinson and Co. (Health Care Equip. & Supplies)		4.685%	12/15/2044	264,000	235,957
Becton Dickinson and Co. (Health Care Equip. & Supplies)		3.794%	05/20/2050	68,000	52,182
Biogen, Inc. (Biotechnology)		3.150%	05/01/2050	725,000	471,280
Bristol-Myers Squibb Co. (Pharmaceuticals)		0.750%	11/13/2025	245,000	220,152
Bristol-Myers Squibb Co. (Pharmaceuticals)		3.900%	02/20/2028	800,000	770,278
Bristol-Myers Squibb Co. (Pharmaceuticals)		4.250%	10/26/2049	200,000	171,868
Catalent Pharma Solutions, Inc. (Pharmaceuticals)	(b)	3.500%	04/01/2030	25,000	19,740
Centene Corp. (Health Care Providers & Svs.)		4.250%	12/15/2027	200,000	187,573
CHS / Community Health Systems, Inc. (Health Care Providers & Svs.)	(b)	5.625%	03/15/2027	25,000	21,436
CHS / Community Health Systems, Inc. (Health Care Providers & Svs.)	(b)	6.125%	04/01/2030	50,000	24,759
CHS / Community Health Systems, Inc. (Health Care Providers & Svs.)	(b)	5.250%	05/15/2030	75,000	56,553
CVS Health Corp. (Health Care Providers & Svs.)		2.875%	06/01/2026	425,000	396,728
CVS Health Corp. (Health Care Providers & Svs.)		4.250%	04/01/2050	450,000	358,162
Danaher Corp. (Life Sciences Tools & Svs.)		2.600%	10/01/2050	645,000	411,329
Embecta Corp. (Health Care Equip. & Supplies)	(b)	6.750%	02/15/2030	50,000	45,125
Garden Spinco Corp. (Health Care Equip. & Supplies)	(b)	8.625%	07/20/2030	25,000	26,500
GE HealthCare Technologies, Inc. (Health Care Equip. & Supplies)	(b)	6.377%	11/22/2052	105,000	111,522
HCA, Inc. (Health Care Providers & Svs.)		5.375%	09/01/2026	75,000	74,166
HCA, Inc. (Health Care Providers & Svs.)		3.500%	07/15/2051	475,000	304,745
HealthEquity, Inc. (Health Care Providers & Svs.)	(b)	4.500%	10/01/2029	50,000	43,695
Legacy LifePoint Health LLC (Health Care Providers & Svs.)	(b)	6.750%	04/15/2025	50,000	47,054
LifePoint Health, Inc. (Health Care Providers & Svs.)	(b)	5.375%	01/15/2029	75,000	42,382
Medline Borrower LP (Health Care Equip. & Supplies)	(b)	3.875%	04/01/2029	50,000	40,298
Medline Borrower LP (Health Care Equip. & Supplies)	(b)	5.250%	10/01/2029	175,000	138,997
MPH Acquisition Holdings LLC (Health Care Providers & Svs.)	(b)	5.750%	11/01/2028	50,000	33,251
Pediatrix Medical Group, Inc. (Health Care Providers & Svs.)	(b)	5.375%	02/15/2030	50,000	43,448
Prestige Brands, Inc. (Pharmaceuticals)	(b)	5.125%	01/15/2028	75,000	70,405
Regeneron Pharmaceuticals, Inc. (Biotechnology)		2.800%	09/15/2050	702,000	435,387
Stryker Corp. (Health Care Equip. & Supplies)		3.500%	03/15/2026	450,000	431,907
Syneos Health, Inc. (Life Sciences Tools & Svs.)	(b)	3.625%	01/15/2029	50,000	39,817
Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals)		2.050%	03/31/2030	350,000	285,687
Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals)		3.025%	07/09/2040	400,000	293,543
Tenet Healthcare Corp. (Health Care Providers & Svs.)		4.625%	07/15/2024	21,000	20,480
Tenet Healthcare Corp. (Health Care Providers & Svs.)	(b)	4.875%	01/01/2026	75,000	70,923
Tenet Healthcare Corp. (Health Care Providers & Svs.)	(b)	6.125%	10/01/2028	75,000	67,149
Tenet Healthcare Corp. (Health Care Providers & Svs.)	(b)	4.250%	06/01/2029	25,000	21,657
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Svs.)		1.215%	10/18/2024	350,000	328,479
Zoetis, Inc. (Pharmaceuticals)		3.000%	05/15/2050	625,000	422,189

					9,807,610

INDUSTRIALS – 2.6%
Air Lease Corp. (Trading Companies & Distributors)		5.850%	12/15/2027	470,000	469,466
Airbus SE (Aerospace & Defense)	(b)	3.150%	04/10/2027	800,000	743,122
Allegion PLC (Building Products)		3.500%	10/01/2029	750,000	646,245
Allied Universal Holdco LLC / Allied Universal Finance Corp. (Commercial Svs. & Supplies)	(b)	6.625%	07/15/2026	25,000	22,875
Allied Universal Holdco LLC / Allied Universal Finance Corp. (Commercial Svs. & Supplies)	(b)	6.000%	06/01/2029	200,000	145,152
American Builders & Contractors Supply Co., Inc. (Trading Companies & Distributors)	(b)	4.000%	01/15/2028	25,000	22,305

117	(continued)

Ohio National Fund, Inc.	ON Federated Core Plus Bond Portfolio (Continued)

Schedule of Investments	December 31, 2022

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value

INDUSTRIALS (continued)
BAE Systems PLC (Aerospace & Defense)	(b)	3.000%	09/15/2050	$500,000	$323,592
BCPE Empire Holdings, Inc. (Commercial Svs. & Supplies)	(b)	7.625%	05/01/2027	100,000	89,678
Boeing Co. / The (Aerospace & Defense)		2.196%	02/04/2026	1,025,000	931,277
Boeing Co. / The (Aerospace & Defense)		2.950%	02/01/2030	225,000	190,558
Boeing Co. / The (Aerospace & Defense)		5.805%	05/01/2050	225,000	208,615
Burlington Northern Santa Fe LLC (Road & Rail)		3.000%	04/01/2025	475,000	456,820
Camelot Return Merger Sub, Inc. (Building Products)	(b)	8.750%	08/01/2028	25,000	22,941
Canadian Pacific Railway Co. (Road & Rail)		1.750%	12/02/2026	90,000	80,202
Canadian Pacific Railway Co. (Road & Rail)		2.050%	03/05/2030	175,000	143,412
Canadian Pacific Railway Co. (Road & Rail)		3.000%	12/02/2041	75,000	56,542
Clarivate Science Holdings Corp. (Professional Svs.)	(b)	4.875%	07/01/2029	75,000	63,776
CNH Industrial N.V. (Machinery)		3.850%	11/15/2027	525,000	491,740
Cornerstone Building Brands, Inc. (Building Products)	(b)	6.125%	01/15/2029	50,000	35,212
CP Atlas Buyer, Inc. (Building Products)	(b)	7.000%	12/01/2028	50,000	37,133
Dun & Bradstreet Corp. / The (Professional Svs.)	(b)	5.000%	12/15/2029	50,000	42,788
Equifax, Inc. (Professional Svs.)		2.600%	12/15/2025	750,000	697,622
ERAC U.S.A. Finance LLC (Road & Rail)	(b)	3.850%	11/15/2024	650,000	628,032
Experian Finance PLC (Professional Svs.)	(b)	4.250%	02/01/2029	350,000	322,886
Foundation Building Materials, Inc. (Trading Companies & Distributors)	(b)	6.000%	03/01/2029	125,000	93,588
Garda World Security Corp. (Commercial Svs. & Supplies)	(b)	4.625%	02/15/2027	50,000	44,149
Garda World Security Corp. (Commercial Svs. & Supplies)	(b)	6.000%	06/01/2029	50,000	40,627
General Dynamics Corp. (Aerospace & Defense)		1.150%	06/01/2026	670,000	594,857
GXO Logistics, Inc. (Air Freight & Logistics)		2.650%	07/15/2031	670,000	494,695
GYP Holdings III Corp. (Building Products)	(b)	4.625%	05/01/2029	75,000	61,235
H&E Equipment Services, Inc. (Trading Companies & Distributors)	(b)	3.875%	12/15/2028	50,000	42,590
Honeywell International, Inc. (Industrial Conglomerates)		1.350%	06/01/2025	390,000	360,532
Honeywell International, Inc. (Industrial Conglomerates)		2.800%	06/01/2050	270,000	191,874
Huntington Ingalls Industries, Inc. (Aerospace & Defense)		3.483%	12/01/2027	775,000	703,385
Kansas City Southern (Road & Rail)		3.500%	05/01/2050	675,000	480,213
Madison IAQ LLC (Commercial Svs. & Supplies)	(b)	4.125%	06/30/2028	25,000	20,906
Madison IAQ LLC (Commercial Svs. & Supplies)	(b)	5.875%	06/30/2029	100,000	68,540
Masco Corp. (Building Products)		3.500%	11/15/2027	350,000	324,188
MIWD Holdco II LLC / MIWD Finance Corp. (Building Products)	(b)	5.500%	02/01/2030	25,000	19,904
Northrop Grumman Corp. (Aerospace & Defense)		3.250%	01/15/2028	825,000	760,856
Penske Truck Leasing Co. LP / PTL Finance Corp. (Road & Rail)	(b)	3.450%	07/01/2024	500,000	482,825
Solaris Midstream Holdings LLC (Commercial Svs. & Supplies)	(b)	7.625%	04/01/2026	50,000	49,732
SPX FLOW, Inc. (Machinery)	(b)	8.750%	04/01/2030	75,000	59,149
Textron, Inc. (Aerospace & Defense)		3.650%	03/15/2027	600,000	559,333
TransDigm, Inc. (Aerospace & Defense)	(b)	6.250%	03/15/2026	75,000	73,964
TransDigm, Inc. (Aerospace & Defense)		5.500%	11/15/2027	200,000	187,810
Trident TPI Holdings, Inc. (Machinery)	(b)	9.250%	08/01/2024	75,000	71,279
Trident TPI Holdings, Inc. (Machinery)	(b)	6.625%	11/01/2025	50,000	43,332
Union Pacific Corp. (Road & Rail)		2.375%	05/20/2031	385,000	324,133
United Rentals North America, Inc. (Trading Companies & Distributors)		4.875%	01/15/2028	75,000	71,074
United Rentals North America, Inc. (Trading Companies & Distributors)		5.250%	01/15/2030	25,000	23,490
United Rentals North America, Inc. (Trading Companies & Distributors)		3.875%	02/15/2031	25,000	20,957
Valmont Industries, Inc. (Construction & Engineering)		5.000%	10/01/2044	40,000	34,364
Verisk Analytics, Inc. (Professional Svs.)		4.125%	03/15/2029	600,000	561,679
Watco Cos. LLC / Watco Finance Corp. (Road & Rail)	(b)	6.500%	06/15/2027	50,000	47,500
WESCO Distribution, Inc. (Trading Companies & Distributors)	(b)	7.250%	06/15/2028	100,000	101,297
White Cap Buyer LLC (Building Products)	(b)	6.875%	10/15/2028	50,000	43,250
White Cap Parent LLC (Building Products)	(b)(c)	8.250%, 9.000% PIK	03/15/2026	50,000	43,225
Xylem, Inc. (Machinery)		2.250%	01/30/2031	455,000	369,096

					14,341,619

INFORMATION TECHNOLOGY – 1.8%
Apple, Inc. (Tech. Hardware, Storage & Periph.)		2.900%	09/12/2027	600,000	559,281
Apple, Inc. (Tech. Hardware, Storage & Periph.)		2.375%	02/08/2041	375,000	265,013
AthenaHealth Group, Inc. (Software)	(b)	6.500%	02/15/2030	150,000	110,540
Boxer Parent Co., Inc. (Software)	(b)	9.125%	03/01/2026	50,000	47,171
Broadcom, Inc. (Semiconductors & Equip.)		4.150%	11/15/2030	285,000	255,403
Broadcom, Inc. (Semiconductors & Equip.)	(b)	3.419%	04/15/2033	160,000	128,273
Broadcom, Inc. (Semiconductors & Equip.)	(b)	3.187%	11/15/2036	15,000	10,774
CDW LLC / CDW Finance Corp. (Electronic Equip., Instr. & Comp.)		2.670%	12/01/2026	480,000	426,153
Central Parent, Inc. / CDK Global, Inc. (Software)	(b)	7.250%	06/15/2029	75,000	73,359
Cloud Software Group Holdings, Inc. (Software)	(b)	6.500%	03/31/2029	50,000	42,114
Coherent Corp. (Electronic Equip., Instr. & Comp.)	(b)	5.000%	12/15/2029	75,000	64,682
Condor Merger Sub, Inc. (Software)	(b)	7.375%	02/15/2030	150,000	120,605
Consensus Cloud Solutions, Inc. (Software)	(b)	6.500%	10/15/2028	50,000	45,988

118	(continued)

Ohio National Fund, Inc.	ON Federated Core Plus Bond Portfolio (Continued)

Schedule of Investments	December 31, 2022

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value

INFORMATION TECHNOLOGY (continued)
Elastic N.V. (Software)	(b)	4.125%	07/15/2029	$50,000	$40,385
Fidelity National Information Services, Inc. (IT Svs.)		4.700%	07/15/2027	300,000	292,679
Fidelity National Information Services, Inc. (IT Svs.)		3.100%	03/01/2041	305,000	210,056
Fiserv, Inc. (IT Svs.)		3.800%	10/01/2023	450,000	445,205
Fiserv, Inc. (IT Svs.)		3.500%	07/01/2029	425,000	382,890
Fortinet, Inc. (Software)		1.000%	03/15/2026	670,000	586,434
Go Daddy Operating Co. LLC / GD Finance Co., Inc. (IT Svs.)	(b)	5.250%	12/01/2027	50,000	47,323
GoTo Group, Inc. (Software)	(b)	5.500%	09/01/2027	100,000	53,782
Leidos, Inc. (IT Svs.)		3.625%	05/15/2025	220,000	211,259
Leidos, Inc. (IT Svs.)		4.375%	05/15/2030	525,000	473,424
Microsoft Corp. (Software)		2.375%	05/01/2023	1,200,000	1,191,427
NCR Corp. (Software)	(b)	5.000%	10/01/2028	25,000	21,313
NCR Corp. (Software)	(b)	5.250%	10/01/2030	50,000	41,250
Open Text Corp. (Software)	(b)	3.875%	12/01/2029	50,000	40,209
Oracle Corp. (Software)		6.250%	11/09/2032	600,000	627,973
Oracle Corp. (Software)		3.600%	04/01/2050	500,000	336,633
PNC Bank N.A. (IT Svs.)		3.875%	04/10/2025	475,000	461,963
Rocket Software, Inc. (Software)	(b)	6.500%	02/15/2029	125,000	98,541
Roper Technologies, Inc. (Software)		1.000%	09/15/2025	525,000	470,381
Seagate HDD Cayman (Tech. Hardware, Storage & Periph.)	(b)	9.625%	12/01/2032	39,000	42,775
Skyworks Solutions, Inc. (Semiconductors & Equip.)		1.800%	06/01/2026	50,000	43,938
SS&C Technologies, Inc. (Software)	(b)	5.500%	09/30/2027	100,000	93,640
TTM Technologies, Inc. (Electronic Equip., Instr. & Comp.)	(b)	4.000%	03/01/2029	75,000	64,316
VeriSign, Inc. (IT Svs.)		2.700%	06/15/2031	660,000	537,515
Veritas U.S., Inc. / Veritas Bermuda Ltd. (Software)	(b)	7.500%	09/01/2025	50,000	34,436
VMware, Inc. (Software)		1.400%	08/15/2026	240,000	209,224
VMware, Inc. (Software)		2.200%	08/15/2031	190,000	144,184
Vontier Corp. (Electronic Equip., Instr. & Comp.)		1.800%	04/01/2026	465,000	392,948

					9,745,459

MATERIALS – 1.0%
Albemarle Corp. (Chemicals)		5.450%	12/01/2044	275,000	248,500
Anglo American Capital PLC (Metals & Mining)	(b)	2.875%	03/17/2031	775,000	632,795
Ardagh Packaging Finance PLC / Ardagh Holdings U.S.A., Inc. (Containers & Packaging)	(b)	5.250%	08/15/2027	200,000	149,549
Ball Corp. (Containers & Packaging)		6.875%	03/15/2028	25,000	25,679
Ball Corp. (Containers & Packaging)		3.125%	09/15/2031	25,000	20,078
Clearwater Paper Corp. (Paper & Forest Products)	(b)	4.750%	08/15/2028	100,000	87,868
Cleveland-Cliffs, Inc. (Metals & Mining)	(b)	4.875%	03/01/2031	50,000	44,150
Clydesdale Acquisition Holdings, Inc. (Containers & Packaging)	(b)	8.750%	04/15/2030	275,000	235,392
Coeur Mining, Inc. (Metals & Mining)	(b)	5.125%	02/15/2029	50,000	39,021
Crown Americas LLC / Crown Americas Capital Corp. V (Containers & Packaging)		4.250%	09/30/2026	25,000	23,840
Diamond BC B.V. (Chemicals)	(b)	4.625%	10/01/2029	100,000	80,250
Glencore Funding LLC (Metals & Mining)	(b)	1.625%	04/27/2026	400,000	352,437
Glencore Funding LLC (Metals & Mining)	(b)	3.375%	09/23/2051	200,000	129,727
Graphic Packaging International LLC (Containers & Packaging)	(b)	3.500%	03/01/2029	50,000	42,601
International Flavors & Fragrances, Inc. (Chemicals)	(b)	1.832%	10/15/2027	450,000	377,671
Koppers, Inc. (Chemicals)	(b)	6.000%	02/15/2025	75,000	71,250
Mauser Packaging Solutions Holding Co. (Containers & Packaging)	(b)	7.250%	04/15/2025	50,000	46,236
OI European Group B.V. (Containers & Packaging)	(b)	4.750%	02/15/2030	50,000	43,785
Owens-Brockway Glass Container, Inc. (Containers & Packaging)	(b)	5.375%	01/15/2025	50,000	47,970
Owens-Brockway Glass Container, Inc. (Containers & Packaging)	(b)	6.625%	05/13/2027	38,000	36,868
Packaging Corp. of America (Containers & Packaging)		3.650%	09/15/2024	675,000	657,621
Polar U.S. Borrower LLC / Schenectady International Group, Inc. (Chemicals)	(b)	6.750%	05/15/2026	100,000	37,000
Reliance Steel & Aluminum Co. (Metals & Mining)		4.500%	04/15/2023	760,000	759,867
RPM International, Inc. (Chemicals)		4.550%	03/01/2029	425,000	393,404
Sealed Air Corp. (Containers & Packaging)	(b)	4.000%	12/01/2027	50,000	45,357
SRS Distribution, Inc. (Construction Materials)	(b)	6.125%	07/01/2029	25,000	20,213
SRS Distribution, Inc. (Construction Materials)	(b)	6.000%	12/01/2029	100,000	79,585
Standard Industries, Inc. (Construction Materials)	(b)	5.000%	02/15/2027	150,000	138,410
Trivium Packaging Finance B.V. (Containers & Packaging)	(b)	8.500%	08/15/2027	225,000	206,443
W.R. Grace Holdings LLC (Chemicals)	(b)	4.875%	06/15/2027	25,000	22,153
W.R. Grace Holdings LLC (Chemicals)	(b)	5.625%	08/15/2029	50,000	40,364
WRKCo, Inc. (Containers & Packaging)		4.000%	03/15/2028	525,000	488,543

					5,624,627

REAL ESTATE – 1.2%
Alexandria Real Estate Equities, Inc. (Equity REIT)		1.875%	02/01/2033	930,000	691,502
American Tower Corp. (Equity REIT)		2.700%	04/15/2031	450,000	366,279
AvalonBay Communities, Inc. (Equity REIT)		3.350%	05/15/2027	725,000	673,448
Boston Properties LP (Equity REIT)		3.650%	02/01/2026	650,000	616,129

119	(continued)

Ohio National Fund, Inc.	ON Federated Core Plus Bond Portfolio (Continued)

Schedule of Investments	December 31, 2022

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value

REAL ESTATE (continued)
Crown Castle, Inc. (Equity REIT)		3.250%	01/15/2051	$450,000	$292,578
Healthcare Realty Holdings LP (Equity REIT)		2.000%	03/15/2031	525,000	397,443
KRC Interim Corp. (Equity REIT)		2.700%	10/01/2030	450,000	366,778
Mid-America Apartments LP (Equity REIT)		4.000%	11/15/2025	725,000	704,552
Piedmont Operating Partnership LP (Equity REIT)		2.750%	04/01/2032	300,000	209,977
Regency Centers LP (Equity REIT)		2.950%	09/15/2029	700,000	587,521
UDR, Inc. (Equity REIT)		3.500%	01/15/2028	725,000	658,704
VICI Properties LP / VICI Note Co., Inc. (Equity REIT)	(b)	4.625%	06/15/2025	75,000	71,906
W.P. Carey, Inc. (Equity REIT)		3.850%	07/15/2029	350,000	314,395
Welltower, Inc. (Equity REIT)		4.250%	04/01/2026	475,000	459,323

					6,410,535

UTILITIES – 2.0%
Ameren Corp. (Multi-Utilities)		1.750%	03/15/2028	1,000,000	844,523
American Electric Power Co., Inc. (Electric Utilities)		2.031%	03/15/2024	335,000	323,002
AmeriGas Partners LP / AmeriGas Finance Corp. (Gas Utilities)		5.500%	05/20/2025	50,000	48,041
Black Hills Corp. (Multi-Utilities)		2.500%	06/15/2030	370,000	296,990
Calpine Corp. (Ind. Power & Renewable Elec.)	(b)	5.000%	02/01/2031	50,000	41,945
Calpine Corp. (Ind. Power & Renewable Elec.)	(b)	3.750%	03/01/2031	25,000	20,129
Dominion Energy, Inc. (Multi-Utilities)		1.450%	04/15/2026	670,000	596,476
Duke Energy Corp. (Electric Utilities)		3.750%	09/01/2046	650,000	482,279
Duke Energy Corp. (Electric Utilities)		4.200%	06/15/2049	725,000	572,151
Emera U.S. Finance LP (Electric Utilities)		3.550%	06/15/2026	400,000	374,680
Emera U.S. Finance LP (Electric Utilities)		4.750%	06/15/2046	400,000	308,622
Enel Finance International N.V. (Electric Utilities)	(b)	2.250%	07/12/2031	750,000	545,705
Eversource Energy (Electric Utilities)		3.350%	03/15/2026	670,000	626,876
Exelon Corp. (Electric Utilities)		4.050%	04/15/2030	1,175,000	1,090,867
Exelon Corp. (Electric Utilities)		4.100%	03/15/2052	55,000	43,949
FirstEnergy Corp. (Electric Utilities)		2.650%	03/01/2030	250,000	203,835
National Fuel Gas Co. (Gas Utilities)		5.500%	01/15/2026	450,000	447,683
National Fuel Gas Co. (Gas Utilities)		2.950%	03/01/2031	270,000	211,586
NextEra Energy Capital Holdings, Inc. (Electric Utilities)		3.550%	05/01/2027	600,000	565,274
NextEra Energy Capital Holdings, Inc. (Electric Utilities)		2.250%	06/01/2030	600,000	493,409
NRG Energy, Inc. (Electric Utilities)		5.750%	01/15/2028	50,000	46,934
NRG Energy, Inc. (Electric Utilities)	(b)	3.875%	02/15/2032	25,000	18,776
PPL Capital Funding, Inc. (Electric Utilities)		3.100%	05/15/2026	200,000	186,890
Puget Energy, Inc. (Electric Utilities)		2.379%	06/15/2028	685,000	582,849
Sempra Energy (Multi-Utilities)		3.700%	04/01/2029	590,000	537,774
Southern Co. / The (Rate is fixed until 01/15/2026, at which point, the rate becomes H15T5Y + 373) (Electric Utilities)	(d)	4.000%	01/15/2051	1,350,000	1,228,500
Suburban Propane Partners LP / Suburban Energy Finance Corp. (Gas Utilities)		5.875%	03/01/2027	50,000	47,510
Suburban Propane Partners LP / Suburban Energy Finance Corp. (Gas Utilities)	(b)	5.000%	06/01/2031	25,000	21,250
TerraForm Power Operating LLC (Ind. Power & Renewable Elec.)	(b)	5.000%	01/31/2028	75,000	67,499
TransAlta Corp. (Ind. Power & Renewable Elec.)		7.750%	11/15/2029	25,000	25,532
Vistra Operations Co. LLC (Ind. Power & Renewable Elec.)	(b)	5.500%	09/01/2026	75,000	72,256
WEC Energy Group, Inc. (Multi-Utilities)		0.800%	03/15/2024	220,000	208,426
WEC Energy Group, Inc. (Multi-Utilities)		2.200%	12/15/2028	190,000	160,816

					11,343,034

Total Corporate Bonds (Cost $146,361,879)					$121,781,406

U.S. Government Agency Mortgage-Backed Securities – 20.0%		Rate	Maturity	Face Amount	Value
Fannie Mae or Freddie Mac UMBS TBA		4.000%	01/15/2053	$1,250,000	$1,172,075
Fannie Mae or Freddie Mac UMBS TBA		4.500%	01/15/2053	1,250,000	1,202,820
Fannie Mae Pool FN BM4333		3.500%	12/01/2047	993,403	921,263
Fannie Mae Pool FN BN6715		4.000%	06/01/2049	2,841,999	2,706,626
Fannie Mae Pool FN BP2797		2.500%	05/01/2050	1,477,444	1,262,097
Fannie Mae Pool FN BP6700		2.500%	09/01/2050	4,039,219	3,472,361
Fannie Mae Pool FN BP8188		2.000%	09/01/2050	6,171,725	5,046,753
Fannie Mae Pool FN BQ4558		2.000%	03/01/2051	2,115,890	1,727,265
Fannie Mae Pool FN BR1844		2.500%	01/01/2051	1,208,465	1,026,818
Fannie Mae Pool FN BR4390		2.000%	03/01/2051	3,607,153	2,945,875
Fannie Mae Pool FN BR9750		2.000%	04/01/2051	3,621,566	2,956,438
Fannie Mae Pool FN BT7183		2.500%	08/01/2051	1,626,071	1,380,461
Fannie Mae Pool FN BW7264		5.500%	11/01/2052	2,970,244	2,978,216
Fannie Mae Pool FN BW7449		5.000%	11/01/2052	998,841	985,027
Fannie Mae Pool FN CA4819		4.000%	12/01/2049	989,268	939,593
Fannie Mae Pool FN CA5348		3.500%	03/01/2050	1,578,918	1,448,965
Fannie Mae Pool FN CA5706		2.500%	05/01/2050	1,939,932	1,656,365
Fannie Mae Pool FN CA6998		3.000%	09/01/2050	2,973,905	2,627,847

120	(continued)

Ohio National Fund, Inc.	ON Federated Core Plus Bond Portfolio (Continued)

Schedule of Investments	December 31, 2022

U.S. Government Agency Mortgage-Backed Securities (Continued)		Rate	Maturity	Face Amount	Value
Fannie Mae Pool FN CA8118		2.000%	12/01/2050	$1,808,494	$1,478,293
Fannie Mae Pool FN CA9293		2.500%	02/01/2051	2,434,361	2,068,131
Fannie Mae Pool FN CA9390		2.500%	03/01/2051	5,464,858	4,629,123
Fannie Mae Pool FN CB3335		4.500%	04/01/2052	4,826,409	4,730,788
Fannie Mae Pool FN FM2778		3.000%	03/01/2050	2,154,671	1,910,519
Fannie Mae Pool FN FM3734		3.500%	09/01/2049	1,163,357	1,081,653
Fannie Mae Pool FN FM3919		4.000%	05/01/2049	718,383	691,203
Fannie Mae Pool FN FM4122		2.000%	08/01/2050	6,281,055	5,157,237
Fannie Mae Pool FN FM4317		3.000%	09/01/2050	2,833,439	2,500,459
Fannie Mae Pool FN FM4532		3.000%	09/01/2050	3,224,888	2,838,262
Fannie Mae Pool FN FM6708		2.500%	01/01/2051	3,523,024	2,993,476
Fannie Mae Pool FN FM7293		2.500%	05/01/2051	1,263,891	1,074,307
Fannie Mae Pool FN FM7706		3.500%	08/01/2050	3,175,866	2,924,214
Fannie Mae Pool FN FM8421		2.500%	08/01/2051	2,162,821	1,836,315
Fannie Mae Pool FN MA4138		1.500%	09/01/2050	4,278,632	3,305,724
Fannie Mae Pool FN MA4255		2.000%	02/01/2051	1,638,466	1,337,340
Fannie Mae Pool FN MA4593		4.000%	03/01/2052	881,658	827,040
Fannie Mae Pool FN MA4732		4.000%	09/01/2052	1,983,338	1,860,445
Freddie Mac Pool FR QE6718		4.500%	07/01/2052	997,635	960,278
Freddie Mac Pool FR QF1237		5.000%	10/01/2052	4,379,802	4,319,232
Freddie Mac Pool FR RA3357		2.000%	08/01/2050	1,191,510	974,780
Freddie Mac Pool FR RA3575		2.000%	09/01/2050	5,850,678	4,783,019
Freddie Mac Pool FR RA5761		2.000%	06/01/2051	2,350,719	1,918,161
Freddie Mac Pool FR SD0451		3.000%	10/01/2050	1,708,800	1,507,922
Freddie Mac Pool FR SD0625		2.500%	05/01/2051	2,120,028	1,800,153
Freddie Mac Pool FR SD0977		3.500%	02/01/2052	5,807,221	5,315,693
Freddie Mac Pool FR SD7505		4.500%	08/01/2049	761,084	750,875
Freddie Mac Pool FR SD8104		1.500%	11/01/2050	2,086,113	1,611,694
Freddie Mac Pool FR SD8121		2.000%	01/01/2051	1,617,526	1,322,355
Freddie Mac Pool FR SD8148		3.000%	05/01/2051	3,026,935	2,660,294
Freddie Mac Pool FR SD8210		4.000%	03/01/2052	841,292	789,689
Freddie Mac Pool FR ZT1257		3.000%	01/01/2046	742,069	669,949
Ginnie Mae II Pool G2 MA6866		3.000%	09/20/2050	1,402,113	1,258,376

Total U.S. Government Agency Mortgage-Backed Securities (Cost $ 127,854,115)					$110,343,864

Investment Companies – 6.3%				Shares	Value

Federated Hermes Core Trust - Bank Loan Core Fund (Acquired 06/28/2021, Cost $746,662)			(e)(f)	77,055	$667,295
Federated Hermes Core Trust - Emerging Markets Core Fund (Acquired 05/01/2020 through 12/13/2022, Cost $17,676,492)			(e)(f)	1,891,251	15,016,536
Federated Hermes Core Trust III - Federated Project and Trade Finance Core Fund (Acquired 05/01/2020 through 06/28/2021, Cost $19,222,113)			(f)(g)	2,176,961	18,852,485

Total Investment Companies (Cost $37,645,267)					$34,536,316

Asset-Backed / Mortgage-Backed Securities – 3.6%		Rate	Maturity	Face Amount	Value

FINANCIALS – 3.6%
AmeriCredit Automobile Receivables Trust 2020-2 D		2.130%	03/18/2026	$180,000	$168,488
AmeriCredit Automobile Receivables Trust 2020-3 D		1.490%	09/18/2026	175,000	161,693
BANK 2022-BNK40 A4		3.394%	03/15/2064	660,000	579,965
Benchmark 2020-B19 A5		1.850%	09/15/2053	1,150,000	922,100
Benchmark 2021-B26 A2		1.957%	06/15/2054	520,000	465,531
Carmax Auto Owner Trust 2021-1 D		1.280%	07/15/2027	100,000	89,023
Chesapeake Funding II LLC 2020-1A D	(b)	2.830%	08/15/2032	150,000	145,205
Ford Credit Auto Lease Trust 2020-B C		1.700%	02/15/2025	160,149	159,997
Ford Credit Floorplan Master Owner Trust A 2020-1 D		2.120%	09/15/2025	395,000	378,133
Freddie Mac Multifamily Structured Pass Through Certificates K108 A2		1.517%	03/25/2030	400,000	327,841
Freddie Mac Multifamily Structured Pass Through Certificates K109 A2		1.558%	04/25/2030	400,000	327,493
GM Financial Consumer Automobile Receivables Trust 2020-3 D		1.910%	09/16/2027	400,000	380,310
GS Mortgage-Backed Securities Trust 2022-PJ3 A4	(b)	2.500%	08/25/2052	1,896,801	1,522,552
Home Partners of America 2022-1 B	(b)	4.330%	04/17/2039	736,971	683,176
HPEFS Equipment Trust 2020-2A D	(b)	2.790%	07/22/2030	750,000	742,270
Invitation Homes 2018-SFR4 B	(b)	ML + 125	01/17/2038	2,999,862	2,949,315
J.P. Morgan Mortgage Trust 2022-1 A2	(b)	3.000%	07/25/2052	1,397,798	1,166,780
JP Morgan Mortgage Trust 2022-2 A3	(b)	2.500%	08/25/2052	1,884,043	1,512,312
JP Morgan Mortgage Trust 2022-3 A3	(b)	2.500%	08/25/2052	1,891,283	1,518,123
MMAF Equipment Finance LLC 2020-A A5	(b)	1.560%	10/09/2042	750,000	647,389
Navient Private Education Refi Loan Trust 2020-FA A	(b)	1.220%	07/15/2069	167,251	148,461
PFS Financing Corp. 2020-G B	(b)	1.570%	02/15/2026	310,000	293,584
Progress Residential 2022-SFR1 E1	(b)	3.930%	02/17/2041	900,000	700,428
Progress Residential 2022-SFR2 D		3.945%	04/17/2027	1,000,000	869,111
Progress Residential 2022-SFR4 B	(b)	4.788%	05/17/2041	800,000	727,181

121	(continued)

Ohio National Fund, Inc.	ON Federated Core Plus Bond Portfolio (Continued)

Schedule of Investments	December 31, 2022

Asset-Backed / Mortgage-Backed Securities (Continued)		Rate	Maturity	Face Amount	Value
FINANCIALS (continued)
Santander Consumer Auto Receivables Trust 2020-BA D	(b)	2.140%	12/15/2026	$530,000	$504,651
Santander Drive Auto Receivables Trust 2020-3 D		1.640%	11/16/2026	750,000	719,036
Sierra Timeshare 2020-2A A	(b)	1.330%	07/20/2037	217,978	204,647
SMB Private Education Loan Trust 2020-B A1A	(b)	1.290%	07/15/2053	416,854	367,739
Tesla Auto Lease Trust 2020-A C	(b)	1.680%	02/20/2024	330,000	327,581
Tesla Auto Lease Trust 2020-A D	(b)	2.330%	02/20/2024	100,000	98,933
World Omni Select Auto Trust 2020-A D		1.700%	10/15/2026	250,000	233,161

Total Asset-Backed / Mortgage-Backed Securities (Cost $ 22,465,802)					$20,042,209

Sovereign Debt Issues – 0.3%		Rate	Maturity	Face Amount	Value
Mexico Government International Bond		3.750%	01/11/2028	$625,000	$589,863
Mexico Government International Bond		4.500%	01/31/2050	775,000	588,362
Republic of Poland Government International Bond		4.000%	01/22/2024	600,000	591,660

Total Sovereign Debt Issues (Cost $2,109,227)					$1,769,885

Common Stocks – 0.0%				Shares	Value

HEALTH CARE – 0.0%
Mallinckrodt PLC (Pharmaceuticals)			(h)	436	$3,379

Total Common Stocks (Cost $8,073)					$3,379

Total Investments – 98.4% (Cost $612,044,342)			(i)		$542,221,088
Other Assets in Excess of Liabilities – 1.6%					8,880,755

Net Assets – 100.0%					$551,101,843

Percentages are stated as a percent of net assets.

Abbreviations:
H15T5Y:	U.S. Treasury Yield Curve Rate T-Note Constant Maturity 5 Year, 3.880% at 12/31/2022
ML:	Monthly U.S. LIBOR Rate, 4.392% at 12/31/2022
PIK:	Payment-in-Kind
QL:	Quarterly U.S. LIBOR Rate, 4.767% at 12/31/2022
SOFR:	Secured Overnight Financing Rate, 4.300% at 12/31/2022
TSFR3M:	Quarterly CME Term SOFR, 4.587% at 12/31/2022
UMBS TBA:

Uniform Mortgage-Backed Security To Be Announced ("TBA"); the securities backed by fixed rate mortgage loans that are delivered on a future settlement date could be issued by Fannie Mae, Freddie Mac, or a combination thereof.

Footnotes:

(a)

Security is partially pledged as collateral for the futures contracts outstanding at December 31, 2022. The market value of securities pledged totaled $836,084. See also the following Schedule of Open Futures Contracts.

(b)

Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers under Rule 144A. At December 31, 2022, the value of these securities totaled $37,945,427, or 6.9% of the Portfolio’s net assets.

(c)	Issuer of the security has the option to make coupon payments in cash or in additional par value of this bond (Payment-in-Kind).
(d)

Security is a fixed-then-variable rate instrument in which the coupon or dividend rate is fixed until a later specified date, then is adjusted periodically. Rates stated, including interest rate caps and floors, if any, are those in effect at December 31, 2022.

(e)

Shares of this fund have not been registered and are issued in reliance on Section 4(a)(2) and Regulation D of the Securities Act of 1933. Investments in this fund may only be made by investment companies, insurance company separate accounts, common or commingled trust funds or similar organizations or entities that are “accredited investors” within the meaning of Regulation D of the 1933 Act.

(f)	Represents a security deemed to be restricted. At December 31, 2022, the value of restricted securities in the Portfolio totaled $34,536,316, or 6.3% of the Portfolio’s net assets.
(g)

Open-end extended payment fund. Beneficial interests in this fund are issued solely in private placement transactions which do not involve any “public offering” within the meaning of Section 4(a)(2) and Regulation D of the Securities Act of 1933. Investments in this fund may only be made by organizations or entities that are “accredited investors” within the meaning of Regulation D of the 1933 Act and that are also “qualified purchasers” as defined in Section 2(a)(51) of the Investment Company Act of 1940, as amended (“Eligible Investors”). This fund has adopted policies to limit the transfer of its shares, which may occur only pursuant to authorization by this fund’s Board of Directors, and only to Eligible Investors. When a redeeming shareholder of this fund presents shares to the fund’s transfer agent in proper order for redemption, the fund will have up to 31 days to make payment to the redeeming shareholder. The price of redeemed shares will be determined as of the closing net asset value of the fund 24 days after receipt of a shareholder redemption request or, if such date is a weekend or holiday, on the preceding business day. The fund’s NAV is calculated each day the NYSE is open.

(h)	Non-income producing security.
(i)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

122	(continued)

Ohio National Fund, Inc.	ON Federated Core Plus Bond Portfolio (Continued)

Schedule of Open Futures Contracts	December 31, 2022

   Long Futures Contracts

Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
CBT 10-Year U.S. Ultra Bond - Long	84	March 22, 2023	$10,026,708	$9,935,625	$(91,083)	$(5,250)
CBT 5-Year U.S. Treasury Note - Long	135	March 31, 2023	14,646,220	14,570,508	(75,712)	(11,601)
CBT 2-Year U.S. Treasury Note - Long	272	March 31, 2023	55,730,587	55,781,250	50,663	(42,500)

			$80,403,515	$80,287,383	$(116,132)	$(59,351)

   Short Futures Contracts

Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
CBT U.S. Ultra Bond - Short	123	March 22, 2023	$(16,607,783)	$(16,520,438)	$87,345	$61,500

Total Futures Contracts			$63,795,732	$63,766,945	$(28,787)	$2,149

The accompanying notes are an integral part of these financial statements.

123

Ohio National Fund, Inc.	ON U.S. Low Volatility Portfolio (Unaudited)

Objective/Strategy

The ON U.S. Low Volatility Portfolio (formerly ON Janus Henderson U.S. Low Volatility Portfolio) seeks capital appreciation by investing, under normal circumstances, at least 80% of its net assets in U.S. common stocks of companies included in the S&P 500® Index. Those stocks are selected by a mathematical investment process which seeks to achieve returns similar to those of the S&P 500® Index over the long-term with lower absolute volatility.

Performance as of December 31, 2022

Average Annual returns
One year	-7.33%
Since inception (6/25/21)	1.99%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in the Portfolio’s shares is obtained either through an allocation to the Portfolio as an investment vehicle within variable life insurance policies or annuity contracts, or as an underlying investment by the ON Model Portfolios. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 0.60% per the Fund’s prospectus, as revised by a supplement dated July 26, 2022. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2022 can be found in the Portfolio’s Financial Highlights.

Comments from Sub-Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the year ended December 31, 2022, the Portfolio returned -7.33% versus -18.11% for its benchmark, the S&P 500® Index.

Effective August 20, 2022, Intech Investment Management LLC (“Intech”) replaced the Portfolio’s previous sub-adviser, Janus Capital Management, LLC (“Janus”). In conjunction with the change in sub-adviser, the name of the Portfolio was changed from ON Janus Henderson U.S. Low Volatility Portfolio to ON U.S. Low Volatility Portfolio. The Portfolio’s benchmark was unchanged, however.

For the period from January 1, 2022 to August 19, 2022 (the “first performance period”), the Portfolio returned -3.15% versus -10.39% for the S&P 500® Index.

For the period from August 20, 2022 to December 31, 2022, (the “latter performance period”), the Portfolio returned -4.32% versus -8.61% for the S&P 500® Index.

Q. Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A. Janus: For the first performance period, the Portfolio benefited from its overall defensive positioning amidst the heightened volatility experienced during the period. Specifically, an overweight to lower beta stocks, which strongly outperformed during the period, contributed to the Portfolio’s relative outperformance.

Intech: For the latter performance period, the Portfolio continued to benefit from its overall defensive positioning amidst the heightened volatility experienced during the period. Specifically, an overweight to lower beta stocks, which strongly outperformed during the period, contributed to relative performance during the period. (1)

Q. How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark?

A. Janus: For the first performance period, selection and allocation each contributed to relative performance, with selection having a larger favorable impact. Selection was most impactful within the Information Technology and Communication Services sectors. From a sector perspective, the benchmark was led by the strong performance of the Energy sector, which gained over 45% during the first performance period. While not having an allocation to Energy was a headwind during the period, the Portfolio outperformed and benefited from average overweights to Consumer Staples, Health Care and Utilities.

Intech: While an average underweight to Energy was a headwind during the latter performance period as well, the Portfolio outperformed and benefited from average overweights to Consumer Staples, Information Technology, and Health Care. Selection was the main driver of the Portfolio’s relative performance, especially within the Consumer Discretionary and Health Care sectors. (1)

Q. Which securities contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. Janus: The three largest contributors to the Portfolio’s relative performance during the first performance period were overweight positions in T-Mobile U.S.A., Inc., Eli Lilly & Co. and The Hershey Co. T-Mobile U.S.A. was aided by strong financial results and customer growth during the period. Eli Lilly & Co. benefited from Federal Drug Administration approvals of new drugs in its pipeline, as well as strong operating results. The Hershey Co. benefited from improved revenues and solid operating results during the period.

The three largest detractors from the Portfolio’s relative performance during the first performance period were not holding benchmark name Exxon Mobil Corp., as well as overweights to Verizon Communications, Inc. and Domino’s Pizza, Inc. Exxon Mobil Corp. outperformed the benchmark by a wide margin, primarily benefiting from rising oil prices during the period. Verizon Communications, Inc. underperformed amidst missed earnings and mixed financial results. Domino’s Pizza, Inc. underperformed, facing headwinds from shifts in consumer demands and spending in the current market environment.

Intech: The three largest contributors to the Portfolio’s relative performance during the latter performance period were underweight positions in Tesla, Inc. and Amazon.com, Inc., as well as an overweight to Gilead Sciences, Inc. Tesla, Inc. significantly underperformed the benchmark during the period, negatively impacted by rising interest rates, factory shut downs and missed revenue results. Gilead Sciences, Inc. outperformed the benchmark, largely benefiting from key regulatory wins and approvals for drugs. Amazon.com, Inc. underperformed the benchmark, facing headwinds from a slowdown in its core retail business, as consumers returned to shopping in stores.

The three largest detractors from the Portfolio’s relative performance were underweights to Exxon Mobil Corp., JPMorgan Chase & Co. and Chevron Corp. Exxon Mobil Corp. outperformed the benchmark by a wide margin, primarily benefiting from rising oil prices. JPMorgan Chase & Co. outperformed the benchmark, benefitting from rising interest rates during the year. Chevron Corp. outperformed the benchmark during the year, benefiting from rising oil prices. (1)

Q. Were there any significant changes to the Portfolio’s management team, investment strategy, or selection process during the reporting period?

124	(continued)

Ohio National Fund, Inc.	ON U.S. Low Volatility Portfolio (Unaudited) (Continued)

A. Janus: In January 2022, Dr. Jian Tang was promoted to Portfolio Manager. He had full access to the Portfolio’s proprietary optimization methodology and is actively involved in identification and testing of ideas leading to enhancements, as well as new product development.

Intech: During the second half of the year, Intech hired Dr. Ryan Stever as Executive Vice President and Deputy Chief Investment Officer. Dr. Stever is an accomplished quantitative investment professional, bringing with him over two decades of research experience, including senior positions at BlackRock, Citadel, and Acadian Asset Management. He holds a PhD in finance and an undergraduate degree in economics and mathematics, complementing the mathematics and physics PhDs held by Intech’s investment team. He also brings deep experience from more traditional quantitative asset managers. While Dr. Stever’s hire strengthens Intech’s investment team and our commitment to continuous improvement, it does not signal a change to our investment approach. We expect Ryan’s complementary skills and experience to ensure more consistent and satisfying client outcomes.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2022.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P 500® Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index presented includes the effects of reinvested dividends.

Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

Portfolio Composition as of December 31, 2022 (1)

% of Net Assets
Common Stocks (4)	99.1
Other Net Assets	0.9

100.0

Top 10 Portfolio Holdings as of December 31, 2022 (1) (2) (3)

		% of Net Assets
1.	Apple, Inc.	3.7
2.	Walmart, Inc.	3.3
3.	Microsoft Corp.	3.3
4.	Johnson & Johnson	3.1
5.	Bristol-Myers Squibb Co.	3.1
6.	Gilead Sciences, Inc.	3.0
7.	Dollar General Corp.	2.9
8.	Verizon Communications, Inc.	2.6
9.	Merck & Co., Inc.	2.5
10.	AbbVie, Inc.	2.3

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Common Stocks):

% of Net Assets
Health Care	22.7
Consumer Staples	21.9
Information Technology	13.5
Consumer Discretionary	10.5
Industrials	9.9
Communication Services	7.8
Financials	7.6
Utilities	3.9
Real Estate	0.9
Materials	0.4

99.1

125

Ohio National Fund, Inc.	ON U.S. Low Volatility Portfolio

Schedule of Investments	December 31, 2022

Common Stocks – 99.1%		Shares	Value
COMMUNICATION SERVICES – 7.8%
Activision Blizzard, Inc. (Entertainment)		137,818	$10,549,968
Alphabet, Inc. Class A (Interactive Media & Svs.)	(a)	32,804	2,894,297
Alphabet, Inc. Class C (Interactive Media & Svs.)	(a)	26,133	2,318,781
AT&T, Inc. (Diversified Telecom. Svs.)		161,347	2,970,398
Charter Communications, Inc. Class A (Media)	(a)	6,425	2,178,718
Electronic Arts, Inc. (Entertainment)		89,247	10,904,198
Take-Two Interactive Software, Inc. (Entertainment)	(a)	50,960	5,306,465
T-Mobile U.S., Inc. (Wireless Telecom. Svs.)	(a)	9,377	1,312,780
Verizon Communications, Inc. (Diversified Telecom. Svs.)		489,788	19,297,647

			57,733,252

CONSUMER DISCRETIONARY – 10.5%
AutoZone, Inc. (Specialty Retail)	(a)	4,294	10,589,777
Chipotle Mexican Grill, Inc. (Hotels, Restaurants & Leisure)	(a)	5,473	7,593,733
Dollar General Corp. (Multiline Retail)		86,576	21,319,340
Dollar Tree, Inc. (Multiline Retail)	(a)	45,549	6,442,451
Domino’s Pizza, Inc. (Hotels, Restaurants & Leisure)		23,485	8,135,204
Hilton Worldwide Holdings, Inc. (Hotels, Restaurants & Leisure)		22,865	2,889,221
McDonald’s Corp. (Hotels, Restaurants & Leisure)		36,163	9,530,035
O’Reilly Automotive, Inc. (Specialty Retail)	(a)	6,678	5,636,432
Target Corp. (Multiline Retail)		9,671	1,441,366
Yum! Brands, Inc. (Hotels, Restaurants & Leisure)		30,668	3,927,958

			77,505,517

CONSUMER STAPLES – 21.9%
Altria Group, Inc. (Tobacco)		48,836	2,232,294
Brown-Forman Corp. Class B (Beverages)		67,022	4,402,005
Campbell Soup Co. (Food Products)		49,508	2,809,579
Church & Dwight Co., Inc. (Household Products)		150,772	12,153,731
Clorox Co. / The (Household Products)		67,468	9,467,784
Colgate-Palmolive Co. (Household Products)		68,657	5,409,485
Conagra Brands, Inc. (Food Products)		223,096	8,633,815
Costco Wholesale Corp. (Food & Staples Retailing)		29,540	13,485,010
General Mills, Inc. (Food Products)		162,618	13,635,519
Hershey Co. / The (Food Products)		18,436	4,269,225
Hormel Foods Corp. (Food Products)		179,482	8,175,405
J.M. Smucker Co. / The (Food Products)		44,881	7,111,843
Kellogg Co. (Food Products)		134,049	9,549,651
Kimberly-Clark Corp. (Household Products)		46,629	6,329,887
Kroger Co. / The (Food & Staples Retailing)		311,286	13,877,130
McCormick & Co., Inc. (Food Products)		12,824	1,062,981
Mondelez International, Inc. Class A (Food Products)		30,565	2,037,157
Monster Beverage Corp. (Beverages)	(a)	31,732	3,221,750
PepsiCo, Inc. (Beverages)		11,658	2,106,134
Procter & Gamble Co. / The (Household Products)		12,258	1,857,823
Tyson Foods, Inc. Class A (Food Products)		88,669	5,519,645
Walmart, Inc. (Food & Staples Retailing)		172,323	24,433,678

			161,781,531

FINANCIALS – 7.6%
Aon PLC Class A (Insurance)		12,029	3,610,384
Arch Capital Group Ltd. (Insurance)	(a)	35,873	2,252,107
Arthur J. Gallagher & Co. (Insurance)		8,694	1,639,167
Assurant, Inc. (Insurance)		31,499	3,939,265
Berkshire Hathaway, Inc. Class B (Diversified Financial Svs.)	(a)	51,874	16,023,879
Brown & Brown, Inc. (Insurance)		145,627	8,296,370

Common Stocks (continued)		Shares	Value
FINANCIALS (continued)
CBOE Global Markets, Inc. (Capital Markets)		23,797	$2,985,810
FactSet Research Systems, Inc. (Capital Markets)		12,659	5,078,917
Intercontinental Exchange, Inc. (Capital Markets)		28,523	2,926,175
Loews Corp. (Insurance)		36,343	2,119,887
Marsh & McLennan Cos., Inc. (Insurance)		33,228	5,498,569
Moody’s Corp. (Capital Markets)		2,816	784,594
Nasdaq, Inc. (Capital Markets)		8,731	535,647
S&P Global, Inc. (Capital Markets)		1,128	377,812

			56,068,583

HEALTH CARE – 22.7%
AbbVie, Inc. (Biotechnology)		103,187	16,676,051
Baxter International, Inc. (Health Care Equip. & Supplies)		102,971	5,248,432
Becton Dickinson and Co. (Health Care Equip. & Supplies)		64,656	16,442,021
Biogen, Inc. (Biotechnology)	(a)	1,704	471,872
Boston Scientific Corp. (Health Care Equip. & Supplies)	(a)	17,662	817,221
Bristol-Myers Squibb Co. (Pharmaceuticals)		314,845	22,653,098
Cooper Cos., Inc. / The (Health Care Equip. & Supplies)		20,922	6,918,278
CVS Health Corp. (Health Care Providers & Svs.)		4,569	425,785
Danaher Corp. (Life Sciences Tools & Svs.)		2,091	554,993
DaVita, Inc. (Health Care Providers & Svs.)	(a)	4,118	307,491
Gilead Sciences, Inc. (Biotechnology)		261,276	22,430,545
Henry Schein, Inc. (Health Care Providers & Svs.)	(a)	32,265	2,577,006
Hologic, Inc. (Health Care Equip. & Supplies)	(a)	10,667	797,998
Humana, Inc. (Health Care Providers & Svs.)		2,348	1,202,622
Incyte Corp. (Biotechnology)	(a)	43,017	3,455,125
IQVIA Holdings, Inc. (Life Sciences Tools & Svs.)	(a)	1,957	400,970
Johnson & Johnson (Pharmaceuticals)		130,860	23,116,419
Laboratory Corp. of America Holdings (Health Care Providers & Svs.)		23,629	5,564,157
Merck & Co., Inc. (Pharmaceuticals)		164,825	18,287,334
Mettler-Toledo International, Inc. (Life Sciences Tools & Svs.)	(a)	165	238,499
Pfizer, Inc. (Pharmaceuticals)		145,033	7,431,491
Quest Diagnostics, Inc. (Health Care Providers & Svs.)		37,210	5,821,132
Regeneron Pharmaceuticals, Inc. (Biotechnology)	(a)	231	166,664
STERIS PLC (Health Care Equip. & Supplies)		2,266	418,507
Vertex Pharmaceuticals, Inc. (Biotechnology) .	(a)	3,243	936,513
Waters Corp. (Life Sciences Tools & Svs.)	(a)	10,429	3,572,767
West Pharmaceutical Services, Inc. (Life Sciences Tools & Svs.)		608	143,093
Zoetis, Inc. (Pharmaceuticals)		4,090	599,389

			167,675,473

INDUSTRIALS – 9.9%
AMETEK, Inc. (Electrical Equip.)		46,325	6,472,529
C.H. Robinson Worldwide, Inc. (Air Freight & Logistics)		73,314	6,712,630
Copart, Inc. (Commercial Svs. & Supplies)	(a)	23,532	1,432,863
Dover Corp. (Machinery)		10,775	1,459,043
Expeditors International of Washington, Inc. (Air Freight & Logistics)		51,310	5,332,135
Fortive Corp. (Machinery)		41,002	2,634,379
IDEX Corp. (Machinery)		22,861	5,219,852
J.B. Hunt Transport Services, Inc. (Road & Rail)		1,134	197,724
Jacobs Solutions, Inc. (Professional Svs.)		387	46,467
L3Harris Technologies, Inc. (Aerospace & Defense)		3,248	676,266

126	(continued)

Ohio National Fund, Inc.	ON U.S. Low Volatility Portfolio (Continued)

Schedule of Investments	December 31, 2022

Common Stocks (Continued)			Shares	Value
INDUSTRIALS (continued)
Leidos Holdings, Inc. (Professional Svs.)			30,039	$3,159,802
Lockheed Martin Corp. (Aerospace & Defense)			14,230	6,922,753
Nordson Corp. (Machinery)			22,087	5,250,522
Northrop Grumman Corp. (Aerospace & Defense)			6,138	3,348,954
Old Dominion Freight Line, Inc. (Road & Rail)			2,956	838,854
Otis Worldwide Corp. (Machinery)			6,224	487,401
Republic Services, Inc. (Commercial Svs. & Supplies)			72,188	9,311,530
Verisk Analytics, Inc. (Professional Svs.)			38,888	6,860,621
Waste Management, Inc. (Commercial Svs. & Supplies)			41,444	6,501,735

				72,866,060

INFORMATION TECHNOLOGY – 13.5%
Accenture PLC Class A (IT Svs.)			1,844	492,053
Akamai Technologies, Inc. (IT Svs.)	(a	)	75,939	6,401,658
Amphenol Corp. Class A (Electronic Equip., Instr. & Comp.)			7,167	545,695
Apple, Inc. (Tech. Hardware, Storage & Periph.)			212,349	27,590,506
Broadridge Financial Solutions, Inc. (IT Svs.)			23,503	3,152,457
Cognizant Technology Solutions Corp. Class A (IT Svs.)			4,888	279,545
F5, Inc. (Communications Equip.)	(a	)	8,940	1,282,979
Fiserv, Inc. (IT Svs.)	(a	)	16,631	1,680,895
FleetCor Technologies, Inc. (IT Svs.)	(a	)	4,064	746,475
Gartner, Inc. (IT Svs.)	(a	)	5,951	2,000,369
Gen Digital, Inc. (Software)			170,498	3,653,772
International Business Machines Corp. (IT Svs.)			11,977	1,687,439
Jack Henry & Associates, Inc. (IT Svs.)			19,669	3,453,090
Keysight Technologies, Inc. (Electronic Equip., Instr. & Comp.)	(a	)	9,977	1,706,765
Microsoft Corp. (Software)			101,610	24,368,110
Paychex, Inc. (IT Svs.)			1,744	201,537
Roper Technologies, Inc. (Software)			13,308	5,750,254
Teledyne Technologies, Inc. (Electronic Equip., Instr. & Comp.)	(a	)	5,738	2,294,684
Tyler Technologies, Inc. (Software)	(a	)	3,014	971,744

Common Stocks (Continued)			Shares	Value
INFORMATION TECHNOLOGY (continued)
VeriSign, Inc. (IT Svs.)	(a	)	49,888	$10,248,991
Zebra Technologies Corp. Class A (Electronic Equip., Instr. & Comp.)	(a	)	3,549	909,999

				99,419,017

MATERIALS – 0.4%
Ball Corp. (Containers & Packaging)			5,046	258,052
Newmont Corp. (Metals & Mining)			34,178	1,613,202
Sherwin-Williams Co. / The (Chemicals)			5,609	1,331,184

				3,202,438

REAL ESTATE – 0.9%
Camden Property Trust (Equity REIT)			24,586	2,750,682
Extra Space Storage, Inc. (Equity REIT)			3,816	561,639
Public Storage (Equity REIT)			12,605	3,531,795

				6,844,116

UTILITIES – 3.9%
Alliant Energy Corp. (Electric Utilities)			25,552	1,410,726
Ameren Corp. (Multi-Utilities)			7,744	688,597
American Electric Power Co., Inc. (Electric Utilities)			8,755	831,287
American Water Works Co., Inc. (Water Utilities)			5,996	913,910
Atmos Energy Corp. (Gas Utilities)			39,326	4,407,265
CMS Energy Corp. (Multi-Utilities)			97,029	6,144,847
Consolidated Edison, Inc. (Multi-Utilities)			69,241	6,599,360
Dominion Energy, Inc. (Multi-Utilities)			2,675	164,031
DTE Energy Co. (Multi-Utilities)			17,743	2,085,335
Duke Energy Corp. (Electric Utilities)			16,591	1,708,707
Evergy, Inc. (Electric Utilities)			13,052	821,362
NiSource, Inc. (Multi-Utilities)			94,251	2,584,362
Southern Co. / The (Electric Utilities)			4,775	340,983

				28,700,772

Total Common Stocks (Cost $723,265,948)				$731,796,759

Total Investments – 99.1% (Cost $723,265,948)	(b	)		$731,796,759
Other Assets in Excess of Liabilities –0.9%				6,629,270

Net Assets – 100.0%				$738,426,029

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.
(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

127

Ohio National Fund, Inc.	ON AB Relative Value Portfolio (Unaudited)

Objective/Strategy

The ON AB Relative Value Portfolio seeks long-term growth of capital by investing primarily in the equity securities of U.S. companies that the Portfolio’s sub-adviser believes are trading at attractive valuations and that have strong or improving business models.

Performance as of December 31, 2022

Average Annual returns
One year	-4.50%
Since inception (12/2/21)	0.43%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in the Portfolio’s shares is obtained either through an allocation to the Portfolio as an investment vehicle within variable life insurance policies or annuity contracts, or as an underlying investment by the ON Model Portfolios. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 0.78% per the Fund’s prospectus dated April 29, 2022. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2022 can be found in the Portfolio’s Financial Highlights.

Comments from Sub-Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the year ended December 31, 2022, the Portfolio returned -4.50% versus -7.54% for its benchmark, the Russell 1000® Value Index.

Q. Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A. The Portfolio’s overweight to the earnings yield factor, underweight to the idiosyncratic volatility factor, and overweight to the profitability factor contributed to the Portfolio’s relative outperformance, while the Portfolio’s overweight to the beta factor, underweight to the leverage factor, and underweight to the dividend yield factor detracted from the Portfolio’s performance.(1)

Q. How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark?

A. Security selection was the primary driver of the outperformance, while sector allocation detracted. Selection within Industrials, Consumer Discretionary, and Materials were the largest contributors to relative performance. From a sector allocation perspective, the Portfolio’s underweights to Communication Services, Real Estate, and Financials helped offset the detraction from an underweight to Energy and overweights to Consumer Discretionary and Information Technology. (1)

Q. Which securities contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. Cigna Corp., a managed care company, was the top relative contributor for the year. The stock benefitted as membership growth and profitability remained strong throughout the year, while the company’s medical loss ratio came in better than expected. The company also continued to beat expectations and raise guidance throughout the year.

Amgen Inc., a biotechnology company, also contributed to relative performance. The stock benefitted from increasing optimism on the company’s pipeline, underpinned by an early-stage obesity drug, along with good fundamental performance of the base business. EOG Resources, Inc., an exploration and production company, was the third largest relative contributor. The company outperformed as oil pricing remained very strong, driven by favorable supply and demand dynamics, which were further exacerbated by the ongoing conflict in Ukraine and subsequent sanctions on Russia.

Exxon Mobil Corp., a leading integrated oil company that was not held in the Portfolio, was the largest detractor from relative performance for the year. The stock benefitted from favorable supply and demand dynamics, which supported a sharp increase in commodity prices. Additionally, the Russian invasion of Ukraine and subsequent sanctions drove further commodity price increases. Target Corp., a retailer, detracted from relative performance as the company was impacted by weakening consumer demand, driven by inflationary pressures and slowing economic growth. The company’s operating margins remain compressed due to higher input costs and discounting associated with excess inventory. CBRE Group Inc. Class A, a real estate services company, also detracted from relative performance. The stock underperformed during the year as rising interest rates pressured the real estate market. (1)

Q. Were there any significant changes to the Portfolio’s management team, investment strategy, or selection process during the reporting period?

A. During the performance period, there were four additions to the portfolio management team:

• Jerald Gooden joined the team as a generalist research associate.

• Alex Pizzirani, CFA rejoined AllianceBernstein L.P. and the portfolio management team as a research analyst focused on research and development, leveraging machine learning and data science.

• Ewa Przybylko, CFA joined the team as a research associate supporting co-CIO, Vinay Thapar, in covering the healthcare sector.

• Pradeep Ramani joined the team as a research analyst covering the technology sector.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2022.

128	(continued)

Ohio National Fund, Inc.	ON AB Relative Value Portfolio (Unaudited) (Continued)

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected and historical growth rates.

Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

Portfolio Composition as of December 31, 2022 (1)

% of Net Assets
Common Stocks (4)	96.5
Other Net Assets	3.5

100.0

Top 10 Portfolio Holdings as of December 31, 2022 (1) (2) (3)

		% of Net Assets
1.	Philip Morris International, Inc.	4.3
2.	Elevance Health, Inc.	4.2
3.	Berkshire Hathaway, Inc. Class B	3.8
4.	Wells Fargo & Co.	3.7
5.	JPMorgan Chase & Co.	3.5
6.	Mastercard, Inc. Class A	3.4
7.	Roche Holding AG – ADR	3.0
8.	Amgen, Inc.	2.9
9.	Weyerhaeuser Co.	2.5
10.	Cigna Corp.	2.4

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Common Stocks):

% of Net Assets
Health Care	19.9
Financials	16.9
Information Technology	16.1
Industrials	14.7
Consumer Discretionary	10.0
Energy	5.2
Consumer Staples	5.2
Real Estate	3.4
Communication Services	3.2
Materials	1.3
Utilities	0.6

96.5

129

Ohio National Fund, Inc.	ON AB Relative Value Portfolio

Schedule of Investments	December 31, 2022

Common Stocks – 96.5%			Shares	Value

COMMUNICATION SERVICES – 3.2%
Alphabet, Inc. Class C (Interactive Media & Svs.)	(a	)	17,316	$1,536,449
Comcast Corp. Class A (Media)			70,649	2,470,595

				4,007,044

CONSUMER DISCRETIONARY – 10.0%
AutoZone, Inc. (Specialty Retail)	(a	)	406	1,001,269
Booking Holdings, Inc. (Hotels, Restaurants & Leisure)	(a	)	617	1,243,428
BorgWarner, Inc. (Auto Components)			27,499	1,106,835
Choice Hotels International, Inc. (Hotels, Restaurants & Leisure)			9,079	1,022,658
D.R. Horton, Inc. (Household Durables)			9,718	866,262
LKQ Corp. (Distributors)			33,660	1,797,781
Lowe’s Cos., Inc. (Specialty Retail)			9,811	1,954,744
Target Corp. (Multiline Retail)			16,813	2,505,809
Ulta Beauty, Inc. (Specialty Retail)	(a	)	2,412	1,131,397

				12,630,183

CONSUMER STAPLES – 5.2%
Kroger Co. / The (Food & Staples Retailing)			24,810	1,106,030
Philip Morris International, Inc. (Tobacco)			53,168	5,381,133

				6,487,163

ENERGY – 5.2%
Chevron Corp. (Oil, Gas & Consumable Fuels)			5,291	949,682
ConocoPhillips (Oil, Gas & Consumable Fuels)			6,565	774,670
EOG Resources, Inc. (Oil, Gas & Consumable Fuels)			13,192	1,708,628
Helmerich & Payne, Inc. (Energy Equip. & Svs.)			22,344	1,107,592
Phillips 66 (Oil, Gas & Consumable Fuels)			19,282	2,006,870

				6,547,442

FINANCIALS – 16.9%
Axis Capital Holdings Ltd. (Insurance)			17,951	972,406
Bank OZK (Banks)			30,762	1,232,326
Berkshire Hathaway, Inc. Class B (Diversified Financial Svs.)	(a	)	15,655	4,835,830
Goldman Sachs Group, Inc. / The (Capital Markets)			4,738	1,626,934
Houlihan Lokey, Inc. (Capital Markets)			11,078	965,558
JPMorgan Chase & Co. (Banks)			33,004	4,425,836
MetLife, Inc. (Insurance)			14,425	1,043,937
Nasdaq, Inc. (Capital Markets)			16,165	991,723
Northern Trust Corp. (Capital Markets)			5,389	476,873
Wells Fargo & Co. (Banks)			113,375	4,681,254

				21,252,677

HEALTH CARE – 19.9%
Amgen, Inc. (Biotechnology)			13,652	3,585,561
Cigna Corp. (Health Care Providers & Svs.)			8,995	2,980,403
Elevance Health, Inc. (Health Care Providers & Svs.)			10,225	5,245,118
Gilead Sciences, Inc. (Biotechnology)			27,931	2,397,877
PerkinElmer, Inc. (Life Sciences Tools & Svs.)			11,313	1,586,309
Pfizer, Inc. (Pharmaceuticals)			19,038	975,507
Quest Diagnostics, Inc. (Health Care Providers & Svs.)			12,512	1,957,377
Regeneron Pharmaceuticals, Inc. (Biotechnology)	(a	)	3,593	2,592,314
Roche Holding AG – ADR (Pharmaceuticals)			96,098	3,762,237

				25,082,703

INDUSTRIALS – 14.7%
Acuity Brands, Inc. (Electrical Equip.)			4,059	672,211
Alaska Air Group, Inc. (Airlines)	(a	)	25,430	1,091,964
Builders FirstSource, Inc. (Building Products)	(a	)	16,368	1,061,956

Common Stocks (Continued)			Shares	Value

INDUSTRIALS (continued)
Curtiss-Wright Corp. (Aerospace & Defense)			5,136	$857,661
EMCOR Group, Inc. (Construction & Engineering)			5,787	857,113
Emerson Electric Co. (Electrical Equip.)			18,188	1,747,139
Expeditors International of Washington, Inc. (Air Freight & Logistics)			4,459	463,379
Knight-Swift Transportation Holdings, Inc. (Road & Rail)			31,961	1,675,076
Middleby Corp. / The (Machinery)	(a	)	3,537	473,604
MSC Industrial Direct Co., Inc. Class A (Trading Companies & Distributors)			9,033	737,996
PACCAR, Inc. (Machinery)			19,930	1,972,472
Raytheon Technologies Corp. (Aerospace & Defense)			17,606	1,776,798
Robert Half International, Inc. (Professional Svs.)			15,368	1,134,619
Southwest Airlines Co. (Airlines)	(a	)	39,723	1,337,473
Textron, Inc. (Aerospace & Defense)			25,685	1,818,498
Westinghouse Air Brake Technologies Corp. (Machinery)			7,749	773,428

				18,451,387

INFORMATION TECHNOLOGY – 16.1%
Accenture PLC Class A (IT Svs.)			4,146	1,106,319
Cisco Systems, Inc. (Communications Equip.)			42,823	2,040,088
Cognizant Technology Solutions Corp. Class A (IT Svs.)			10,958	626,688
FleetCor Technologies, Inc. (IT Svs.)	(a	)	8,052	1,478,991
IPG Photonics Corp. (Electronic Equip., Instr. & Comp.)	(a	)	13,615	1,288,932
Keysight Technologies, Inc. (Electronic Equip., Instr. & Comp.)	(a	)	9,944	1,701,120
Littelfuse, Inc. (Electronic Equip., Instr. & Comp.)			2,289	504,038
Mastercard, Inc. Class A (IT Svs.)			12,340	4,290,988
Maximus, Inc. (IT Svs.)			16,635	1,219,845
MKS Instruments, Inc. (Semiconductors & Equip.)			12,970	1,098,948
NXP Semiconductors N.V. (Semiconductors & Equip.)			6,683	1,056,114
PayPal Holdings, Inc. (IT Svs.)	(a	)	30,707	2,186,953
Taiwan Semiconductor Manufacturing Co. Ltd. – ADR (Semiconductors & Equip.)			14,950	1,113,625
Zebra Technologies Corp. Class A (Electronic Equip., Instr. & Comp.)	(a	)	2,097	537,692

				20,250,341

MATERIALS – 1.3%
BHP Group Ltd. – ADR (Metals & Mining)			9,603	595,866
Mosaic Co. / The (Chemicals)			22,400	982,688

				1,578,554

REAL ESTATE – 3.4%
CBRE Group, Inc. Class A (Real Estate Mgmt. & Development)	(a	)	14,889	1,145,857
Weyerhaeuser Co. (Equity REIT)			101,103	3,134,193

				4,280,050

UTILITIES – 0.6%
IDACORP, Inc. (Electric Utilities)			7,249	781,805

Total Common Stocks (Cost $120,667,622)				$121,349,349

Total Investments – 96.5% (Cost $120,667,622)	(b	)		$121,349,349
Other Assets in Excess of Liabilities – 3.5%				4,373,387

Net Assets – 100.0%				$125,722,736

Percentages are stated as a percent of net assets.

130	(continued)

Ohio National Fund, Inc.	ON AB Relative Value Portfolio (Continued)

Schedule of Investments	December 31, 2022

Abbreviations:

ADR:	American Depositary Receipts

Footnotes:

(a)	Non-income producing security.
(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

131

Ohio National Fund, Inc.	ON iShares Managed Risk Balanced Portfolio (Unaudited)

Objective/Strategy

The ON iShares Managed Risk Balanced Portfolio seeks income and capital appreciation by investing in underlying exchange traded funds (“ETFs”) and futures. Under normal market conditions, through investments in the underlying funds and derivatives, the Portfolio invests a minimum of 25% of its assets in equity investments and a minimum of 25% of its assets in fixed income investments.

Performance as of December 31, 2022

Average Annual returns
One year	-15.84%
Since inception (6/25/21)	-9.38%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in the Portfolio’s shares is obtained either through an allocation to the Portfolio as an investment vehicle within variable life insurance policies or annuity contracts, or as an underlying investment by the ON Model Portfolios. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 0.69% per the Fund’s prospectus, as revised by a supplement dated October 14, 2022. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2022 can be found in the Portfolio’s Financial Highlights.

Comments from Sub-Adviser

Q.   How did the Portfolio perform in comparison to its benchmark during the reporting period?

A.   For the year ended December 31, 2022, the Portfolio returned -15.84% versus -18.11% for its benchmark, the S&P 500® Index. The Portfolio’s secondary benchmark, which is comprised of 50% MSCI All Country World Index/50% ICE BofA U.S. Broad Market Index, returned -15.55% for the year ended December 31, 2022.

Q.   Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A.   The macro performance for the year was driven by stubborn inflation and a global wave of central bank tightening. Although there was a simultaneous drag on stock and bond returns, the Portfolio’s fixed income allocation benefited relative to the primary benchmark as bond markets did not see the same level of drawdowns. The perceived ‘transitory’ reopening inflation gave way to more persistent price increases. In fact, U.S. inflation remained at multi-decade highs for longer than policymakers expected, with pressures widespread across both goods and services.

The Bank of Japan stood nearly alone amongst developed market central banks, having not adjusted their policy rates. It was still engaged in yield curve control policy, despite persistent high inflation, before tweaking its yield curve control policy in the last weeks of December. This looser monetary policy over the majority of the year benefitted the Portfolio’s Japanese equity exposure relative to the Portfolio’s benchmark. (1)

Q.   How did asset class allocation impact the Portfolio’s performance relative to its benchmark?

A.   Over the year, the Portfolio was invested roughly 50% in equities and 50% in fixed income. Given the weak performance of equities over the year, the Portfolio’s fixed income exposure was a large contributor to relative performance. Other contributors included the Portfolio’s exposure to international developed equities, as those markets generally outperformed relative to U.S. equities. (1)

Q.   How did country selection impact the Portfolio’s performance relative to its benchmark?

A.   U.S. equities generally underperformed other developed equities during the year, but generally outperformed versus emerging market equities. Some of the country exposures that contributed to performance include the U.K. and Japan, while the Portfolio’s positioning in Sweden and Russia at the start of the year detracted from performance. (1)

Q.   Which securities contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A.   Relative to the primary benchmark, the best performing securities within the Portfolio for the year were iShares Core U.S. Aggregate Bond ETF, iShares Core MSCI EAFE ETF, and the CBT 5-Year U.S. Treasury Note Short Futures Contract expiring in June 2022. Fixed income markets and developed foreign equity markets performed well as compared to U.S. equities, while the aforementioned futures contract was held short and benefited from declining valuations in U.S. Treasuries. MSCI Emerging Markets Index - Long Future expiring in March 2022, MSCI EAFE Index - Long Future expiring in December 2022, and E-mini S&P 500 Index - Long Future expiring in March 2022 all detracted, as equity markets drew down during the periods when those positions were held. (1)

Q.   How did the Portfolio’s use of derivative instruments and initial public offerings (IPOs), if any, impact performance?

A.   Futures contracts detracted 175 basis points of absolute return for the Portfolio, in aggregate. The Portfolio did not participate in any IPOs during the year. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2022.

132	(continued)

Ohio National Fund, Inc.	ON iShares Managed Risk Balanced Portfolio (Unaudited) (Continued)

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P 500® Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index presented includes the effects of reinvested dividends.

The MSCI All Country World Index is a global free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of large-cap and mid-cap stocks across many developed and emerging markets, and all eleven recognized GICS sectors. The index currently consists of 23 developed markets, including the United States, along with 27 emerging country markets. The returns presented for this index include the effects of reinvested dividends, net of taxes, and adjustment to U.S. Dollar denomination.

The ICE BofA U.S. Broad Market Index measures the performance of U.S. dollar-denominated, investment grade debt securities, including U.S. Treasury notes and bonds, quasi-government securities, corporate securities, residential and commercial mortgage-backed securities and asset-backed securities. Securities are cap-weighted based on their amount outstanding times the market price plus accrued interest.

Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

Portfolio Composition as of December 31, 2022 (1)

% of Net Assets
Exchange Traded Funds	92.7
Other Net Assets	7.3

100.0

Top 10 Portfolio Holdings as of December 31, 2022 (1) (2) (3)

		% of Net Assets
1.	iShares Core U.S. Aggregate Bond ETF	40.6
2.	iShares Core S&P 500 ETF	13.1
3.	iShares Russell 1000 ETF	10.9
4.	BlackRock Ultra Short-Term Bond ETF	10.8
5.	iShares Core MSCI EAFE ETF	5.5
6.	iShares MSCI EAFE ETF	4.3
7.	iShares iBoxx $ Investment Grade Corporate Bond ETF	3.2
8.	iShares Core MSCI Emerging Markets ETF	2.5
9.	iShares MSCI Emerging Markets ETF	1.8

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

133

Ohio National Fund, Inc.	ON iShares Managed Risk Balanced Portfolio

Schedule of Investments	December 31, 2022

Exchange Traded Funds – 92.7%			Shares	Value

BlackRock Ultra Short-Term Bond ETF			1,323,411	$66,223,486
iShares Core MSCI EAFE ETF			545,475	33,623,079
iShares Core MSCI Emerging Markets ETF			318,808	14,888,334
iShares Core S&P 500 ETF			208,674	80,174,638
iShares Core U.S. Aggregate Bond ETF			2,562,117	248,499,728
iShares iBoxx $ Investment Grade Corporate Bond ETF			184,558	19,457,950
iShares MSCI EAFE ETF			401,367	26,345,730
iShares MSCI Emerging Markets ETF			295,805	11,211,009
iShares Russell 1000 ETF			315,771	66,476,111

Total Exchange Traded Funds (Cost $586,050,309)				$566,900,065

Total Investments – 92.7% (Cost $586,050,309)	(a	)		$566,900,065
Other Assets in Excess of Liabilities – 7.3%	(b	)		44,735,804

Net Assets – 100.0%				$611,635,869

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.
(b)	Includes $5,250,963 of cash pledged as collateral for the futures contracts outstanding at December 31, 2022. See also the following Schedule of Open Futures Contracts.

The accompanying notes are an integral part of these financial statements.

Schedule of Open Futures Contracts	December 31, 2022

  Long Futures Contracts

Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
CAD Currency Future - Long	150	March 14, 2023	$11,090,298	$11,088,000	$(2,298)	$1,500
MOD S&P TSX 60 Index - Long	57	March 16, 2023	10,201,041	9,849,970	(351,071)	(73,291)
MSCI EAFE Index - Long	134	March 17, 2023	13,105,255	13,060,980	(44,275)	(85,800)
CME E-mini S&P 500 Index - Long	227	March 17, 2023	44,404,144	43,822,350	(581,794)	(74,341)
MSCI Emerging Markets Index - Long	178	March 17, 2023	8,698,384	8,538,660	(159,724)	(95,012)
CBT 10-Year U.S. Treasury Note - Long	343	March 22, 2023	38,871,435	38,517,828	(353,607)	(37,749)

			$126,370,557	$124,877,788	$(1,492,769)	$(364,693)

  Short Futures Contracts

Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
JPY Currency Future - Short	13	March 13, 2023	$(1,213,764)	$(1,252,388)	$(38,624)	$(17,956)
EUR Currency Future - Short	3	March 13, 2023	(400,934)	(403,275)	(2,341)	(806)
CBT U.S. Ultra Bond - Short	45	March 22, 2023	(6,043,755)	(6,044,063)	(308)	22,500

			$(7,658,453)	$(7,699,726)	$(41,273)	$3,738

Total Futures Contracts			$118,712,104	$117,178,062	$(1,534,042)	$(360,955)

The accompanying notes are an integral part of these financial statements.

134

Ohio National Fund, Inc.	ON iShares Managed Risk Moderate Growth Portfolio (Unaudited)

Objective/Strategy

The ON iShares Managed Risk Moderate Growth Portfolio seeks income and capital appreciation by investing in underlying exchange traded funds (“ETFs”) and futures. Under normal market conditions, through investments in the underlying funds and derivatives, the Portfolio expects to allocate 65% of its assets in equity investments and 35% of its assets in fixed income investments.

Performance as of December 31, 2022

Average Annual returns
Since inception (10/14/22)	5.90%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in the Portfolio’s shares is obtained either through an allocation to the Portfolio as an investment vehicle within variable life insurance policies or annuity contracts, or as an underlying investment by the ON Model Portfolios. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 0.68% per the Fund’s prospectus, as revised by a supplement dated October 14, 2022. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2022 can be found in the Portfolio’s Financial Highlights.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2022.

Portfolio Composition as of December 31, 2022 (1)

% of Net Assets
Exchange Traded Funds	88.4
Other Net Assets	11.6

100.0

Top 10 Portfolio Holdings as of December 31, 2022 (1) (2) (3)

		% of Net Assets
1.	iShares Core U.S. Aggregate Bond ETF	34.2
2.	iShares Core S&P 500 ETF	23.9
3.	iShares Core MSCI EAFE ETF	9.6
4.	iShares Russell 1000 ETF	9.5
5.	iShares Core MSCI Emerging Markets ETF	4.4
6.	iShares MSCI EAFE ETF	3.0
7.	BlackRock Ultra Short-Term Bond ETF	2.4
8.	iShares MSCI Emerging Markets ETF	1.4

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

135

Ohio National Fund, Inc.	ON iShares Managed Risk Moderate Growth Portfolio

Schedule of Investments	December 31, 2022

Exchange Traded Funds – 88.4%			Shares	Value
BlackRock Ultra Short-Term Bond ETF			235,963	$11,807,589
iShares Core MSCI EAFE ETF			766,707	47,259,819
iShares Core MSCI Emerging Markets ETF			460,888	21,523,470
iShares Core S&P 500 ETF			305,230	117,272,418
iShares Core U.S. Aggregate Bond ETF			1,733,518	168,133,911
iShares MSCI EAFE ETF			221,693	14,551,928
iShares MSCI Emerging Markets ETF			178,231	6,754,955
iShares Russell 1000 ETF			223,050	46,956,486

Total Exchange Traded Funds (Cost $411,737,385)				$434,260,576

Total Investments – 88.4% (Cost $411,737,385)	(a	)		$434,260,576
Other Assets in Excess of Liabilities – 11.6%.	(b	)		56,737,473

Net Assets – 100.0%				$490,998,049

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.
(b)	Includes $4,271,385 of cash pledged as collateral for the futures contracts outstanding at December 31, 2022. See also the following Schedule of Open Futures Contracts.

The accompanying notes are an integral part of these financial statements.

Schedule of Open Futures Contracts	December 31, 2022

  Long Futures Contracts

Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
CAD Currency Future - Long	92	March 14, 2023	$6,802,049	$6,800,640	$(1,409)	$920
MOD S&P TSX 60 Index - Long	59	March 16, 2023	10,558,972	10,195,583	(363,389)	(75,862)
MSCI EAFE Index - Long	175	March 17, 2023	17,358,666	17,057,250	(301,416)	(175,876)
CME E-mini S&P 500 Index - Long	172	March 17, 2023	34,193,503	33,204,600	(988,903)	(92,450)
MSCI Emerging Markets Index - Long	163	March 17, 2023	7,914,007	7,819,110	(94,897)	(96,487)

			$76,827,197	$75,077,183	$(1,750,014)	$(439,755)

  Short Futures Contracts

Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
CBT U.S. Ultra Bond - Short	35	March 22, 2023	$(4,700,698)	$(4,700,938)	$(240)	$17,500

Total Futures Contracts			$72,126,499	$70,376,245	$(1,750,254)	$(422,255)

The accompanying notes are an integral part of these financial statements.

136

Ohio National Fund, Inc.	ON iShares Managed Risk Growth Portfolio (Unaudited)

Objective/Strategy

The ON iShares Managed Risk Growth Portfolio seeks income and capital appreciation by investing in underlying exchange traded funds (“ETFs”) and futures. Under normal market conditions, through investments in the underlying funds and derivatives, the Portfolio expects to allocate 85% of its assets in equity investments and 15% of its assets in fixed income investments.

Performance as of December 31, 2022

Average Annual returns
Since inception (10/14/22)	6.00%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in the Portfolio’s shares is obtained either through an allocation to the Portfolio as an investment vehicle within variable life insurance policies or annuity contracts, or as an underlying investment by the ON Model Portfolios. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 0.68% per the Fund’s prospectus, as revised by a supplement dated October 14, 2022. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2022 can be found in the Portfolio’s Financial Highlights.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2022.

Portfolio Composition as of December 31, 2022 (1)

% of Net Assets
Exchange Traded Funds	90.3
Other Net Assets	9.7

100.0

Top 10 Portfolio Holdings as of December 31, 2022 (1) (2) (3)

		% of Net Assets
1.	iShares Core S&P 500 ETF	37.8
2.	iShares Core MSCI EAFE ETF	15.6
3.	iShares Core U.S. Aggregate Bond ETF	14.4
4.	iShares Russell 1000 ETF	8.6
5.	iShares Core MSCI Emerging Markets ETF	6.7
6.	BlackRock Ultra Short-Term Bond ETF	3.4
7.	iShares MSCI EAFE ETF	2.6
8.	iShares MSCI Emerging Markets ETF	1.2

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

137

Ohio National Fund, Inc.	ON iShares Managed Risk Growth Portfolio

Schedule of Investments	December 31, 2022

Exchange Traded Funds – 90.3%			Shares	Value
BlackRock Ultra Short-Term Bond ETF			290,579	$14,540,573
iShares Core MSCI EAFE ETF			1,078,444	66,475,288
iShares Core MSCI Emerging Markets ETF			611,134	28,539,958
iShares Core S&P 500 ETF			419,468	161,163,800
iShares Core U.S. Aggregate Bond ETF			634,156	61,506,790
iShares MSCI EAFE ETF			165,815	10,884,097
iShares MSCI Emerging Markets ETF			133,130	5,045,627
iShares Russell 1000 ETF			175,028	36,846,895

Total Exchange Traded Funds (Cost $361,833,540)				$385,003,028

Total Investments – 90.3% (Cost $361,833,540)	(a	)		$385,003,028
Other Assets in Excess of Liabilities – 9.7%	(b	)		41,558,019

Net Assets – 100.0%				$426,561,047

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.
(b)	Includes $3,091,344 of cash pledged as collateral for the futures contracts outstanding at December 31, 2022. See also the following Schedule of Open Futures Contracts.

The accompanying notes are an integral part of these financial statements.

Schedule of Open Futures Contracts	December 31, 2022

  Long Futures Contracts

Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
CAD Currency Future - Long	157	March 14, 2023	$11,607,845	$11,605,440	$(2,405)	$1,570
MOD S&P TSX 60 Index - Long	76	March 16, 2023	13,601,391	13,133,294	(468,097)	38,672
MSCI EAFE Index - Long	45	March 17, 2023	4,389,123	4,386,150	(2,973)	(45,227)
CME E-mini S&P 500 Index - Long	119	March 17, 2023	23,615,671	22,972,950	(642,721)	(63,963)
MSCI Emerging Markets Index - Long	111	March 17, 2023	5,409,321	5,324,670	(84,651)	(82,843)

			$58,623,351	$57,422,504	$(1,200,847)	$(151,791)

  Short Futures Contracts

Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
CBT U.S. Ultra Bond - Short	30	March 22, 2023	$(4,029,170)	$(4,029,375)	$(205)	$15,000

Total Futures Contracts			$54,594,181	$53,393,129	$(1,201,052)	$(136,791)

The accompanying notes are an integral part of these financial statements.

138

Ohio National Fund, Inc.	ON Moderately Conservative Model Portfolio (Unaudited)

Objective/Strategy

The ON Moderately Conservative Model Portfolio is a fund of funds that seeks current income and moderate growth of capital with a greater emphasis on current income by investing in underlying mutual funds. Under normal circumstances, the Portfolio intends to have investment exposure to various asset classes within the following target asset allocation ranges: U.S. Equity 20-40%, International Equity 5-20%, and Fixed Income 30-70%.

Performance as of December 31, 2022

Average Annual returns
One year	-15.12%
Five years	2.35%
Since inception (3/1/17)	3.18%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in the Portfolio’s shares is obtained either through an allocation to the Portfolio as an investment vehicle within variable life insurance policies or annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total gross expense ratio is estimated to be 1.02% per the Fund’s prospectus dated April 29, 2022. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2022 can be found in the Portfolio’s Financial Highlights. The Portfolio’s expense ratio included in the Financial Highlights does not include Acquired Fund Fees and Expenses (AFFE), which is a major component of the expense ratio that is required to be presented in the Fund’s prospectus. The Adviser has contractually agreed to make payments to the Fund to the extent necessary to maintain the Portfolio’s expense ratio (including AFFE, but excluding certain other expenses) at 1.00% through April 30, 2023.

Comments from Adviser

Q.  How did the Portfolio perform in comparison to its benchmark during the reporting period?

A.  For the year ended December 31, 2022, the Portfolio returned -15.12% versus -13.85% for its benchmark, the Morningstar® Moderately Conservative Target Risk Index.

Q.  Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A.  Equity markets declined substantially in 2022. Within the domestic market, value stocks outperformed growth stocks by a wide margin, although both value and growth indices were negative for the year. The Portfolio’s exposure to international and emerging market funds enhanced relative performance, while its exposure to growth funds detracted from relative performance. (1)

Fixed income markets also registered negative returns in 2022. The Federal Reserve (the “Fed”) raised the Fed Funds rate aggressively during the year in an attempt to curb inflation. Furthermore, the Fed has indicated that it will continue to raise the Fed Funds rate, and hold it at a high level, until inflation declines to its target level of 2%. Interest rates increased across the entire yield curve, but short-term interest rates increased by a larger amount than long-term rates. Even so, shorter duration bonds outperformed longer duration bonds for the year. The yield curve inverted between the 2-year and 10-year Treasury rate near the middle of the year and remained inverted by 55 basis points at year-end. Historically, an inverted yield curve can be a harbinger of a pending recession. Credit spreads widened during the year, and lower quality bonds generally underperformed higher quality bonds. The Portfolio’s exposure to shorter duration bond funds enhanced relative performance, while its exposure to funds with longer duration and credit exposure detracted from relative performance. (1)

Q.  How did asset class allocation impact the Portfolio’s performance relative to its benchmark?

A.  The Portfolio invests in affiliated and unaffiliated mutual funds, comprised mostly of fixed income funds, but also some equity funds. The asset allocation between fixed income funds and equity funds was roughly in-line with the benchmark. On the equity side, the exposure to value funds, international funds, and emerging market funds benefited relative performance. The exposure to growth funds detracted from performance. On the fixed income side, the overweight allocation to funds with credit exposure detracted from relative performance, while the allocation to shorter duration bond funds enhanced relative performance. (1)

Q.  Which securities contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A.  The top three performing funds in the Portfolio were PIMCO Low Duration Institutional, ON AB Relative Value Portfolio, and ON Blackrock Advantage Large Cap Value Portfolio. PIMCO Low Duration Institutional benefited from its shorter duration, while the two equity funds benefited from their focus on value stocks. The top three funds that detracted from performance were ON Janus Henderson Forty Portfolio, ON Nasdaq-100® Index Portfolio, and ON Blackrock Advantage Large Cap Growth Portfolio. Each of these funds detracted from performance due to their exposure to growth stocks. ON Janus Henderson Forty Portfolio was eliminated from the Portfolio near the end of the year. (1)

Q.  Were there any significant changes to the Portfolio’s management team, investment strategy, or selection process during the reporting period?

A.  The asset allocation team was disbanded after the departure of Tara York. The ON Model Portfolios are now being managed by Gary Rodmaker, who was previously the leader of the asset allocation team. There were no changes to the investment strategy or selection process during the year.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2022.

139	(continued)

Ohio National Fund, Inc.	ON Moderately Conservative Model Portfolio (Unaudited) (Continued)

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Morningstar® Target Risk Index Family is a series of Morningstar Indexes that provide exposure to a broad array of asset classes using Morningstar asset allocation methodology. The index family provides global equity market risk levels that are scaled to fit five equity market risk profiles: aggressive, moderately aggressive, moderate, moderately conservative, and conservative. The five levels of global equity exposure are set at 95%, 80%, 60%, 40%, and 20%, respectively, and the Morningstar® Moderately Conservative Target Risk Index exposure is set at 40%.

Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

Portfolio Composition as of December 31, 2022 (1)

% of Net Assets
Open-End Mutual Funds
Less Net Liabilities	100.0

100.0

Top 10 Portfolio Holdings as of December 31, 2022 (1) (2) (3)

		% of Net Assets
1.	ON Federated Core Plus Bond Portfolio	15.0
2.	ON S&P 500® Index Portfolio	14.0
3.	PIMCO Total Return Institutional	13.1
4.	PIMCO Low Duration Institutional	12.0
5.	ON Bond Portfolio	8.0
6.	Western Asset Core Plus Bond IS	7.0
7.	ON S&P MidCap 400® Index Portfolio	7.0
8.	ON Federated High Income Bond Portfolio	5.0
9.	ON BlackRock Advantage International Equity Portfolio	4.0
10.	ON BlackRock Advantage Large Cap Value Portfolio	3.0

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

140

Ohio National Fund, Inc.	ON Moderately Conservative Model Portfolio

Schedule of Investments in Unaffiliated Issuers	December 31, 2022

Open-End Mutual Funds – 37.1%	Shares	Value
DFA Emerging Markets Portfolio Institutional	84,596	$2,132,671
DFA International Core Equity Portfolio Institutional	473,576	6,398,012
PIMCO Low Duration Institutional	2,822,713	25,686,685
PIMCO Total Return Institutional	3,290,315	27,836,067
Vanguard International Growth Fund Admiral Class	23,592	2,132,671
Western Asset Core Plus Bond IS	1,601,604	14,991,016

Total Open-End Mutual Funds		$79,177,122

Total Investments in Securities of Unaffiliated Issuers – 37.1% (Cost $90,312,572)		$79,177,122
Total Investments in Affiliates – 62.9% (Cost $147,205,852) (see schedule below)		134,358,252
Liabilities in Excess of Other Assets – 0.0%		(103,801)

Net Assets – 100.0%		$213,431,573

Percentages are stated as a percent of net assets.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments in Affiliates	December 31, 2022

Affiliate		Value at January 1, 2022	Cost of Purchases	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Income Distributions	Capital Gain Distributions	Shares at December 31, 2022	Value at December 31, 2022
Open-End Mutual Funds – 62.9%
Fidelity Advisor® Real Estate I	(a)	$2,815,609	$943,624	$565,095	$24,730	$(1,086,197)	$21,857	$306,677	135,753	$2,132,671
ON AB Mid Cap Core Portfolio	(a)	2,815,609	1,579,801	564,157	(8,037)	(1,690,545)	5,357	1,058,876	84,764	2,132,671
ON AB Relative Value Portfolio	(a)	2,815,609	234,911	804,162	5,398	(119,085)	382	1,195	212,417	2,132,671
ON AB Small Cap Portfolio	(a)	2,815,609	2,103,287	532,516	(310,718)	(1,942,991)	1,179	1,442,126	200,628	2,132,671
ON BlackRock Advantage International Equity Portfolio	(a)	12,670,241	3,076,386	3,910,100	(243,033)	(3,062,811)	291,137	1,375,565	640,442	8,530,683
ON BlackRock Advantage Large Cap Core Portfolio	(a)	5,631,218	1,941,060	986,513	12,495	(2,332,919)	36,970	1,233,167	165,387	4,265,341
ON BlackRock Advantage Large Cap Value Portfolio	(a)	11,262,436	3,067,716	4,873,641	324,063	(3,382,562)	147,411	2,038,374	392,035	6,398,012
ON Bond Portfolio	(a)	19,709,263	3,541,905	2,529,680	(59,852)	(3,600,271)	548,285	99,596	1,055,125	17,061,365
ON Federated Core Plus Bond Portfolio	(a)	36,602,917	7,360,149	6,618,712	(508,355)	(4,845,939)	562,210	17,845	3,622,883	31,990,060
ON Federated High Income Bond Portfolio	(a)	14,078,045	982,590	2,156,796	66,517	(2,307,003)	679,159	—	593,398	10,663,353
ON Janus Henderson Forty Portfolio	(a)	2,815,609	591,156	2,590,865	(272,742)	(543,158)	—	—	—	—
ON Nasdaq-100® Index Portfolio	(a)	5,631,218	2,884,179	3,141,631	(1,840,948)	(1,400,147)	20,232	1,529,211	171,161	2,132,671
ON S&P 500® Index Portfolio	(a)	36,602,917	11,049,945	7,011,103	1,480,707	(12,265,077)	399,310	3,926,487	915,590	29,857,389
ON S&P MidCap 400® Index Portfolio	(a)	14,078,045	8,310,686	3,663,945	704,320	(4,500,412)	122,386	1,853,490	797,899	14,928,694

Total Open-End Mutual Funds					$(625,455)	$(43,079,117)	$2,835,875	$14,882,609		$134,358,252

Percentages are stated as a percent of net assets.

Footnotes:

(a)

Pursuant to Section 2(a)(3) of the Investment Company Act of 1940, the investment meets the definition of “affiliated person”, as the Portfolio directly or indirectly owns, controls, or holds with power to vote 5 percent or more of the outstanding voting securities of the holding at December 31, 2022.

The accompanying notes are an integral part of these financial statements.

141

Ohio National Fund, Inc.	ON Balanced Model Portfolio (Unaudited)

Objective/Strategy

The ON Balanced Model Portfolio is a fund of funds that seeks a balance between growth of capital and current income with a greater emphasis on growth of capital by investing in underlying mutual funds. Under normal circumstances, the Portfolio intends to have investment exposure to various asset classes within the following target asset allocation ranges: U.S. Equity 25-50%, International Equity 10-25%, and Fixed Income 25-50%.

Performance as of December 31, 2022

Average Annual returns
One year	-15.75%
Five years	3.23%
Since inception (3/1/17)	4.14%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in the Portfolio’s shares is obtained either through an allocation to the Portfolio as an investment vehicle within variable life insurance policies or annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total gross expense ratio is estimated to be 1.00% per the Fund’s prospectus dated April 29, 2022. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2022 can be found in the Portfolio’s Financial Highlights. The Portfolio’s expense ratio included in the Financial Highlights does not include Acquired Fund Fees and Expenses (AFFE), which is a major component of the expense ratio that is required to be presented in the Fund’s prospectus. The Adviser has contractually agreed to make payments to the Fund to the extent necessary to maintain the Portfolio’s expense ratio (including AFFE, but excluding certain other expenses) at 1.00% through April 30, 2023.

Comments from Adviser

Q.   How did the Portfolio perform in comparison to its benchmark during the reporting period?

A.   For the year ended December 31, 2022, the Portfolio returned -15.75% versus -14.77% for its benchmark, the Morningstar® Moderate Target Risk Index.

Q.   Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A.   Equity markets declined substantially in 2022. Within the domestic market, value stocks outperformed growth stocks by a wide margin, although both value and growth indices were negative for the year. The Portfolio’s exposure to international and emerging market funds enhanced relative performance, while its exposure to growth funds detracted from relative performance.

Fixed income markets also registered negative returns in 2022. The Federal Reserve (the “Fed”) raised the Fed Funds rate aggressively during the year in an attempt to curb inflation. Furthermore, the Fed has indicated that it will continue to raise the Fed Funds rate, and hold it at a high level, until inflation declines to its target level of 2%. Interest rates increased across the entire yield curve, but short-term interest rates increased by a larger amount than long-term rates. Even so, shorter duration bonds outperformed longer duration bonds for the year. The yield curve inverted between the 2-year and 10-year Treasury rate near the middle of the year and remained inverted by 55 basis points at year-end. Historically, an inverted yield curve can be a harbinger of a pending recession. Credit spreads widened during the year, and lower quality bonds generally underperformed higher quality bonds. The Portfolio’s exposure to shorter duration bond funds enhanced relative performance, while its exposure to funds with longer duration and credit exposure detracted from relative performance. (1)

Q.   How did asset class allocation impact the Portfolio’s performance relative to its benchmark?

A.   The Portfolio invests in affiliated and unaffiliated mutual funds, comprised of fixed income and equity funds. The asset allocation between fixed income funds and equity funds was roughly in-line with the benchmark. On the equity side, the exposure to value funds, international funds, and emerging market funds benefited relative performance. The exposure to growth funds detracted from performance. On the fixed income side, the overweight allocation to funds with credit exposure detracted from relative performance, while the allocation to shorter duration bond funds enhanced relative performance. (1)

Q.   Which securities contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A.   The top three performing funds in the Portfolio were PIMCO Low Duration Institutional, ON AB Relative Value Portfolio, and ON Blackrock Advantage Large Cap Value Portfolio. PIMCO Low Duration Institutional benefited from its shorter duration, while the two equity funds benefited from their focus on value stocks. The top three funds that detracted from performance were ON Janus Henderson Forty Portfolio, ON Nasdaq-100® Index Portfolio, and ON Blackrock Advantage Large Cap Growth Portfolio. Each of these funds detracted from performance due to their exposure to growth stocks. ON Janus Henderson Forty Portfolio was eliminated from the Portfolio near the end of the year. (1)

Q.   Were there any significant changes to the Portfolio’s management team, investment strategy, or selection process during the reporting period?

A.   The asset allocation team was disbanded after the departure of Tara York. The ON Model Portfolios are now being managed by Gary Rodmaker, who was previously the leader of the asset allocation team. There were no changes to the investment strategy or selection process during the year.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2022.

142	(continued)

Ohio National Fund, Inc.	ON Balanced Model Portfolio (Unaudited) (Continued)

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Morningstar® Target Risk Index Family is a series of Morningstar Indexes that provide exposure to a broad array of asset classes using Morningstar asset allocation methodology. The index family provides global equity market risk levels that are scaled to fit five equity market risk profiles: aggressive, moderately aggressive, moderate, moderately conservative, and conservative. The five levels of global equity exposure are set at 95%, 80%, 60%, 40%, and 20%, respectively, and the Morningstar® Moderate Target Risk Index exposure is set at 60%.

Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

Portfolio Composition as of December 31, 2022 (1)

% of Net Assets
Open-End Mutual Funds
Less Net Liabilities	100.0

100.0

Top 10 Portfolio Holdings as of December 31, 2022 (1) (2) (3)

		% of Net Assets
1.	ON S&P 500® Index Portfolio	16.0
2.	ON Federated Core Plus Bond Portfolio	10.0
3.	ON S&P MidCap 400® Index Portfolio	10.0
4.	PIMCO Total Return Institutional	9.1
5.	PIMCO Low Duration Institutional	8.0
6.	ON BlackRock Advantage International Equity Portfolio	7.0
7.	ON Bond Portfolio	6.0
8.	Western Asset Core Plus Bond IS	5.0
9.	DFA International Core Equity Portfolio Institutional	5.0
10.	ON BlackRock Advantage Large Cap Value Portfolio	4.0

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

143

Ohio National Fund, Inc.	ON Balanced Model Portfolio

Schedule of Investments in Unaffiliated Issuers	December 31, 2022

Open-End Mutual Funds – 31.1%	Shares	Value
DFA Emerging Markets Portfolio Institutional	624,830	$15,751,958
DFA International Core Equity Portfolio Institutional	2,914,870	39,379,896
PIMCO Low Duration Institutional	6,949,050	63,236,357
PIMCO Total Return Institutional	8,412,770	71,172,037
Vanguard International Growth Fund Admiral Class	174,247	15,751,959
Western Asset Core Plus Bond IS	4,224,166	39,538,192

Total Open-End Mutual Funds		$244,830,399

Total Investments in Securities of Unaffiliated Issuers – 31.1% (Cost $277,465,604)		$244,830,399
Total Investments in Affiliates – 68.9% (Cost $590,522,467) (see schedule below)		543,442,563
Liabilities in Excess of Other Assets – 0.0%		(330,383)

Net Assets – 100.0%		$787,942,579

Percentages are stated as a percent of net assets.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments in Affiliates	December 31, 2022

Affiliate		Value at January 1, 2022	Cost of Purchases	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Income Distributions	Capital Gain Distributions	Shares at December 31, 2022	Value at December 31, 2022

Open-End Mutual Funds – 68.9%
Fidelity Advisor® Real Estate I	(a)	$10,924,811	$2,391,838	$1,435,240	$173,358	$(4,178,788)	$80,797	$1,133,684	501,335	$7,875,979
ON AB Mid Cap Core Portfolio	(a)	10,924,811	4,590,615	1,224,187	(56,162)	(6,359,098)	19,838	3,921,418	313,036	7,875,979
ON AB Relative Value Portfolio	(a)	21,849,621	18,064,893	7,087,924	(21,502)	(1,301,171)	5,631	17,619	3,137,840	31,503,917
ON AB Small Cap Portfolio	(a)	10,924,811	6,475,519	1,030,294	(371,337)	(8,122,720)	4,364	5,335,852	740,920	7,875,979
ON BlackRock Advantage International Equity Portfolio	(a)	87,398,485	12,109,664	22,038,353	(1,926,435)	(20,411,507)	1,902,985	8,991,228	4,139,028	55,131,854
ON BlackRock Advantage Large Cap Core Portfolio	(a)	21,849,621	5,444,940	2,799,794	284,896	(9,027,705)	136,582	4,555,865	610,778	15,751,958
ON BlackRock Advantage Large Cap Growth Portfolio	(a)	10,924,811	7,799,565	5,173,153	436,760	(6,112,004)	—	2,901,929	1,198,779	7,875,979
ON BlackRock Advantage Large Cap Value Portfolio	(a)	54,624,053	10,668,117	19,373,741	1,652,042	(16,066,554)	679,409	9,394,777	1,930,387	31,503,917
ON BlackRock Advantage Small Cap Growth Portfolio	(a)	21,849,621	7,539,746	2,310,743	(219,757)	(11,106,909)	—	5,666,415	851,918	15,751,958
ON Bond Portfolio	(a)	54,624,053	12,106,401	9,495,416	(186,512)	(9,792,651)	1,434,705	260,615	2,922,441	47,255,875
ON Federated Core Plus Bond Portfolio	(a)	87,398,485	23,772,858	19,922,156	(1,541,867)	(10,947,528)	1,235,159	39,205	8,919,569	78,759,792
ON Federated High Income Bond Portfolio	(a)	32,774,432	1,989,039	6,037,674	278,464	(5,376,323)	1,495,776	—	1,314,855	23,627,938
ON Janus Henderson Forty Portfolio	(a)	10,924,811	4,902,645	9,332,274	(3,092,146)	(3,403,036)	—	3,884,948	—	—
ON Nasdaq-100® Index Portfolio	(a)	21,849,621	5,173,614	10,395,045	1,769,694	(10,521,905)	37,416	2,827,972	632,101	7,875,979
ON S&P 500® Index Portfolio	(a)	163,872,158	28,598,987	21,477,865	4,832,125	(49,809,738)	1,568,852	15,426,808	3,864,326	126,015,667
ON S&P MidCap 400® Index Portfolio	(a)	98,323,295	24,085,668	18,016,736	4,300,925	(29,933,360)	814,325	12,332,604	4,209,502	78,759,792

Total Open-End Mutual Funds					$6,312,546	$(202,470,997)	$9,415,839	$76,690,939		$543,442,563

Percentages are stated as a percent of net assets.

Footnotes:

(a)

Pursuant to Section 2(a)(3) of the Investment Company Act of 1940, the investment meets the definition of “affiliated person”, as the Portfolio directly or indirectly owns, controls, or holds with power to vote 5 percent or more of the outstanding voting securities of the holding at December 31, 2022.

The accompanying notes are an integral part of these financial statements.

144

Ohio National Fund, Inc.	ON Moderate Growth Model Portfolio (Unaudited)

Objective/Strategy

The ON Moderate Growth Model Portfolio is a fund of funds that seeks growth of capital and moderate current income with a greater emphasis on growth of capital by investing in underlying mutual funds. Under normal circumstances, the Portfolio intends to have investment exposure to various asset classes within the following target asset allocation ranges: U.S. Equity 40-60%, International Equity 15-35%, and Fixed Income 10-30%.

Performance as of December 31, 2022

Average Annual returns
One year	-17.17%
Five years	4.14%
Since inception (3/1/17)	5.32%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in the Portfolio’s shares is obtained either through an allocation to the Portfolio as an investment vehicle within variable life insurance policies or annuity contracts.

  Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total gross expense ratio is estimated to be 0.99% per the Fund’s prospectus dated April 29, 2022. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2022 can be found in the Portfolio’s Financial Highlights. The Portfolio’s expense ratio included in the Financial Highlights does not include Acquired Fund Fees and Expenses (AFFE), which is a major component of the expense ratio that is required to be presented in the Fund’s prospectus. The Adviser has contractually agreed to make payments to the Fund to the extent necessary to maintain the Portfolio’s expense ratio (including AFFE, but excluding certain other expenses) at 1.07% through April 30, 2023.

Comments from Adviser

Q.   How did the Portfolio perform in comparison to its benchmark during the reporting period?

A.   For the year ended December 31, 2022, the Portfolio returned -17.17% versus -15.48% for its benchmark, the Morningstar® Moderately Aggressive Target Risk Index.

Q.   Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A. Equity markets declined substantially in 2022. Within the domestic market, value stocks outperformed growth stocks by a wide margin, although both value and growth indices were negative for the year. The Portfolio’s exposure to international and emerging market funds enhanced relative performance, while its exposure to growth funds detracted from relative performance.

Fixed income markets also registered negative returns in 2022. The Federal Reserve (the “Fed”) raised the Fed Funds rate aggressively during the year in an attempt to curb inflation. Furthermore, the Fed has indicated that it will continue to raise the Fed Funds rate, and hold it at a high level, until inflation declines to its target level of 2%. Interest rates increased across the entire yield curve, but short-term interest rates increased by a larger amount than long-term rates. Even so, shorter duration bonds outperformed longer duration bonds for the year. The yield curve inverted between the 2-year and 10-year Treasury rate near the middle of the year and remained inverted by 55 basis points at year-end. Historically, an inverted yield curve can be a harbinger of a pending recession. Credit spreads widened during the year, and lower quality bonds generally underperformed higher quality bonds. The Portfolio’s exposure to shorter duration bond funds enhanced relative performance, while its exposure to funds with longer duration and credit exposure detracted from relative performance. (1)

Q.   How did asset class allocation impact the Portfolio’s performance relative to its benchmark?

A.   The Portfolio invests in affiliated and unaffiliated mutual funds, comprised mostly of equity funds, but also some fixed income funds. The asset allocation between fixed income funds and equity funds was roughly in-line with the benchmark. On the equity side, the exposure to value funds, international funds, and emerging market funds benefited relative performance. The exposure to growth funds detracted from performance. On the fixed income side, the overweight allocation to funds with credit exposure detracted from relative performance, while the allocation to shorter duration bond funds enhanced relative performance. (1)

Q.   Which securities contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A.   The top three performing funds in the Portfolio were PIMCO Low Duration Institutional, ON AB Relative Value Portfolio, and ON Blackrock Advantage Large Cap Value Portfolio. PIMCO Low Duration Institutional benefited from its shorter duration, while the two equity funds benefited from their focus on value stocks. The top three funds that detracted from performance were ON Janus Henderson Forty Portfolio, ON Nasdaq-100® Index Portfolio, and ON Blackrock Advantage Large Cap Growth Portfolio. Each of these funds detracted from performance due to their exposure to growth stocks. ON Janus Henderson Forty Portfolio was eliminated from the Portfolio near the end of the year. (1)

Q.   Were there any significant changes to the Portfolio’s management team, investment strategy, or selection process during the reporting period?

A.   The asset allocation team was disbanded after the departure of Tara York. The ON Model Portfolios are now being managed by Gary Rodmaker, who was previously the leader of the asset allocation team. There were no changes to the investment strategy or selection process during the year.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2022.

145	(continued)

Ohio National Fund, Inc.	ON Moderate Growth Model Portfolio (Unaudited) (Continued)

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Morningstar® Target Risk Index Family is a series of Morningstar Indexes that provide exposure to a broad array of asset classes using Morningstar asset allocation methodology. The index family provides global equity market risk levels that are scaled to fit five equity market risk profiles: aggressive, moderately aggressive, moderate, moderately conservative, and conservative. The five levels of global equity exposure are set at 95%, 80%, 60%, 40%, and 20%, respectively, and the Morningstar® Moderately Aggressive Target Risk Index exposure is set at 80%.

Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

Portfolio Composition as of December 31, 2022 (1)

% of Net Assets
Open-End Mutual Funds
Less Net Liabilities	100.0

100.0

Top 10 Portfolio Holdings as of December 31, 2022 (1) (2) (3)

		% of Net Assets
1.	ON S&P 500® Index Portfolio	19.0
2.	ON S&P MidCap 400® Index Portfolio	12.0
3.	ON BlackRock Advantage International Equity Portfolio	8.0
4.	ON Federated Core Plus Bond Portfolio	7.0
5.	DFA International Core Equity Portfolio Institutional	7.0
6.	ON BlackRock Advantage Large Cap Value Portfolio	6.0
7.	PIMCO Total Return Institutional	5.0
8.	ON AB Relative Value Portfolio	5.0
9.	ON BlackRock Advantage Large Cap Core Portfolio	4.0
10.	ON Bond Portfolio	4.0

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

146

Ohio National Fund, Inc.	ON Moderate Growth Model Portfolio

Schedule of Investments in Unaffiliated Issuers	December 31, 2022

Open-End Mutual Funds – 22.0%	Shares	Value
DFA Emerging Markets Portfolio Institutional	1,146,449	$28,901,984
DFA International Core Equity Portfolio Institutional	7,487,561	101,156,942
PIMCO Low Duration Institutional	4,781,088	43,507,897
PIMCO Total Return Institutional	8,573,630	72,532,907
Vanguard International Growth Fund Admiral Class	319,712	28,901,984
Western Asset Core Plus Bond IS	4,648,988	43,514,532

Total Open-End Mutual Funds		$318,516,246

Total Investments in Securities of Unaffiliated Issuers – 22.0% (Cost $354,765,741)		$318,516,246
Total Investments in Affiliates – 78.0% (Cost $1,261,936,467) (see schedule below)		1,127,177,369
Liabilities in Excess of Other Assets – 0.0%		(517,355)

Net Assets – 100.0%		$1,445,176,260

Percentages are stated as a percent of net assets.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments in Affiliates	December 31, 2022

Affiliate			Value at January 1, 2022	Cost of Purchases	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Income Distributions	Capital Gain Distributions	Shares at December 31, 2022	Value at December 31, 2022
Open-End Mutual Funds – 78.0%
Fidelity Advisor® Real Estate I	(a	)	$19,776,234	$4,351,193	$2,351,424$	342,854	$(7,667,865)	$148,085	$2,077,826	919,859	$14,450,992
ON AB Mid Cap Core Portfolio	(a	)	19,776,234	8,143,503	1,712,489	(59,101)	(11,697,155)	36,243	7,164,076	574,364	14,450,992
ON AB Relative Value Portfolio	(a	)	39,552,467	48,025,277	13,099,261	(284,418)	(1,939,106)	12,900	40,367	7,196,709	72,254,959
ON AB Small Cap Portfolio	(a	)	39,552,467	23,353,031	2,995,061	(1,066,534)	(29,941,919)	15,880	19,416,303	2,718,907	28,901,984
ON BlackRock Advantage International Equity Portfolio	(a	)	177,986,103	23,973,035	40,497,991	(3,496,883)	(42,356,329)	3,884,799	18,354,901	8,679,274	115,607,935
ON BlackRock Advantage Large Cap Core Portfolio	(a	)	79,104,935	18,280,598	7,522,981	1,310,781	(33,369,365)	498,427	16,625,664	2,241,333	57,803,968
ON BlackRock Advantage Large Cap Growth
Portfolio	(a	)	39,552,467	26,974,131	10,176,387	2,776,791	(30,225,018)	—	15,861,837	4,399,084	28,901,984
ON BlackRock Advantage Large Cap Value
Portfolio	(a	)	158,209,869	29,573,076	58,668,125	4,500,945	(46,909,814)	1,991,218	27,534,296	5,312,865	86,705,951
ON BlackRock Advantage Small Cap Growth Portfolio	(a	)	59,328,701	20,450,262	5,339,307	(570,874)	(30,515,806)	—	15,487,591	2,344,672	43,352,976
ON Bond Portfolio	(a	)	69,216,818	14,999,621	13,735,633	(287,084)	(12,389,754)	1,829,774	332,380	3,574,766	57,803,968
ON Federated Core Plus Bond Portfolio	(a	)	118,657,402	26,145,103	27,360,743	(2,109,067)	(14,175,752)	1,501,417	47,657	11,456,053	101,156,943
ON Federated High Income Bond Portfolio	(a	)	39,552,467	3,333,694	7,747,116	264,373	(6,501,434)	1,823,015	—	1,608,346	28,901,984
ON Janus Henderson Forty Portfolio	(a	)	39,552,467	10,983,405	32,950,255	(6,150,630)	(11,434,987)	—	7,081,369	—	—
ON Nasdaq-100® Index Portfolio	(a	)	59,328,701	17,228,093	19,931,930	3,297,638	(31,020,518)	136,320	10,303,367	2,319,581	28,901,984
ON S&P 500® Index Portfolio	(a	)	355,972,206	54,663,301	36,412,931	8,938,580	(108,592,310)	3,443,488	33,860,445	8,419,775	274,568,846
ON S&P MidCap 400® Index Portfolio	(a	)	197,762,337	59,982,972	31,430,230	7,014,687	(59,917,863)	1,654,281	25,053,381	9,268,407	173,411,903

Total Open-End Mutual Funds						$14,422,058	$(478,654,995)	$16,975,847	$199,241,460		$1,127,177,369

Percentages are stated as a percent of net assets.

Footnotes:

(a)

Pursuant to Section 2(a)(3) of the Investment Company Act of 1940, the investment meets the definition of “affiliated person”, as the Portfolio directly or indirectly owns, controls, or holds with power to vote 5 percent or more of the outstanding voting securities of the holding at December 31, 2022.

The accompanying notes are an integral part of these financial statements.

147

Ohio National Fund, Inc.	ON Growth Model Portfolio (Unaudited)

Objective/Strategy

The ON Growth Model Portfolio is a fund of funds that seeks growth of capital and some current income by investing in underlying mutual funds. Under normal circumstances, the Portfolio intends to have investment exposure to various asset classes within the following target asset allocation ranges: U.S. Equity 50-80%, International Equity 15-45%, and Fixed Income 0-15%.

Performance as of December 31, 2022

Average Annual returns
One year	-18.29%
Five years	4.98%
Since inception (3/1/17)	6.21%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that return an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in the Portfolio’s shares is obtained either through an allocation to the Portfolio as an investment vehicle within variable life insurance policies or annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total gross expense ratio is estimated to be 1.03% per the Fund’s prospectus dated April 29, 2022. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2022 can be found in the Portfolio’s Financial Highlights. The Portfolio’s expense ratio included in the Financial Highlights does not include Acquired Fund Fees and Expenses (AFFE), which is a major component of the expense ratio that is required to be presented in the Fund’s prospectus. The Adviser has contractually agreed to make payments to the Fund to the extent necessary to maintain the Portfolio’s expense ratio (including AFFE, but excluding certain other expenses) at 1.14% through April 30, 2023.

Comments from Adviser

Q.   How did the Portfolio perform in comparison to its benchmark during the reporting period?

A.   For the year ended December 31, 2022, the Portfolio returned -18.29% versus -15.93% for its benchmark, the Morningstar® Aggressive Target Risk Index.

Q.   Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A.   Equity markets declined substantially in 2022. Within the domestic market, value stocks outperformed growth stocks by a wide margin, although both value and growth indices were negative for the year. The Portfolio’s exposure to international and emerging market funds enhanced relative performance, while its exposure to growth funds detracted from relative performance.

Fixed income markets also registered negative returns in 2022. The Federal Reserve (the “Fed”) raised the Fed Funds rate aggressively during the year in an attempt to curb inflation. Furthermore, the Fed has indicated that it will continue to raise the Fed Funds rate, and hold it at a high level, until inflation declines to its target level of 2%. Interest rates increased across the entire yield curve, but short-term interest rates increased by a larger amount than long-term rates. Even so, shorter duration bonds outperformed longer duration bonds for the year. The yield curve inverted between the 2-year and 10-year Treasury rate near the middle of the year and remained inverted by 55 basis points at year-end. Historically, an inverted yield curve can be a harbinger of a pending recession. Credit spreads widened during the year, and lower quality bonds generally underperformed higher quality bonds. The Portfolio’s exposure to shorter duration bond funds enhanced relative performance, while its exposure to funds with longer duration and credit exposure detracted from relative performance. (1)

Q.   How did asset class allocation impact the Portfolio’s performance relative to its benchmark?

A.   The Portfolio invests in affiliated and unaffiliated mutual funds, comprised mostly of equity funds, but also a small amount of fixed income funds. The asset allocation between fixed income funds and equity funds was roughly in-line with the benchmark. On the equity side, the exposure to value funds, international funds, and emerging market funds benefited relative performance. The exposure to growth funds detracted from performance. On the fixed income side, the overweight allocation to funds with credit exposure detracted from relative performance. (1)

Q.   Which securities contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A.   The top three performing funds in the Portfolio were PIMCO Low Duration Institutional, ON AB Relative Value Portfolio, and ON Blackrock Advantage Large Cap Value portfolio. PIMCO Low Duration Institutional benefited from its shorter duration, while the two equity funds benefited from their focus on value stocks. The top three funds that detracted from performance were ON Janus Henderson Forty Portfolio, ON Nasdaq-100® Index Portfolio, and ON Blackrock Advantage Large Cap Growth Portfolio. Each of these funds detracted from performance due to their exposure to growth stocks. ON Janus Henderson Forty portfolio was eliminated from the Portfolio near the end of the year. (1)

Q.   Were there any significant changes to the Portfolio’s management team, investment strategy, or selection process during the reporting period?

A.   The asset allocation team was disbanded after the departure of Tara York. The ON Model Portfolios are now being managed by Gary Rodmaker, who was previously the leader of the asset allocation team. There were no changes to the investment strategy or selection process during the year.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2022.

148	(continued)

Ohio National Fund, Inc.	ON Growth Model Portfolio (Unaudited) (Continued)

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Morningstar® Target Risk Index Family is a series of Morningstar Indexes that provide exposure to a broad array of asset classes using Morningstar asset allocation methodology. The index family provides global equity market risk levels that are scaled to fit five equity market risk profiles: aggressive, moderately aggressive, moderate, moderately conservative, and conservative. The five levels of global equity exposure are set at 95%, 80%, 60%, 40%, and 20%, respectively, and the Morningstar® Aggressive Target Risk Index exposure is set at 95%.

Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

Portfolio Composition as of December 31, 2022 (1)

% of Net Assets
Open-End Mutual Funds
Less Net Liabilities	100.0

100.0

Top 10 Portfolio Holdings as of December 31, 2022 (1) (2) (3)

		% of Net Assets
1.	ON S&P 500® Index Portfolio	19.0
2.	ON S&P MidCap 400® Index Portfolio	14.0
3.	ON BlackRock Advantage International Equity Portfolio	11.0
4.	DFA International Core Equity Portfolio Institutional	9.0
5.	ON BlackRock Advantage Large Cap Value Portfolio	7.0
6.	ON AB Relative Value Portfolio	6.0
7.	ON BlackRock Advantage Large Cap Core Portfolio	6.0
8.	ON BlackRock Advantage Small Cap Growth Portfolio	4.0
9.	DFA Emerging Markets Portfolio Institutional	3.0
10.	ON AB Small Cap Portfolio	3.0

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

149

Ohio National Fund, Inc.	ON Growth Model Portfolio

Schedule of Investments in Unaffiliated Issuers	December 31, 2022

Open-End Mutual Funds – 17.0%	Shares	Value

DFA Emerging Markets Portfolio Institutional	393,932	$9,931,016
DFA International Core Equity Portfolio Institutional	2,205,259	29,793,048
PIMCO Low Duration Institutional	364,747	3,319,202
PIMCO Total Return Institutional	785,350	6,644,061
Vanguard International Growth Fund Admiral Class	73,238	6,620,678

Total Open-End Mutual Funds		$56,308,005

Total Investments in Securities of Unaffiliated Issuers – 17.0% (Cost $61,664,765)		$56,308,005
Total Investments in Affiliates – 83.0% (Cost $314,062,534) (see schedule below)		274,758,120
Liabilities in Excess of Other Assets – 0.0%		(142,939)

Net Assets – 100.0%		$330,923,186

Percentages are stated as a percent of net assets.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments in Affiliates	December 31, 2022

Affiliate			Value at January 1, 2022	Cost of Purchases	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Income Distributions	Capital Gain Distributions	Shares at December 31, 2022	Value at December 31, 2022

Open-End Mutual Funds – 83.0%
Fidelity Advisor® Real Estate I	(a	)	$4,483,285	$972,734	$483,211	$72,078	$(1,734,547)	$33,975	$476,707	210,715	$3,310,339
ON AB Mid Cap Core Portfolio	(a	)	4,483,285	1,793,217	287,263	(20,449)	(2,658,451)	8,244	1,629,594	131,572	3,310,339
ON AB Relative Value Portfolio	(a	)	13,449,855	10,813,242	3,669,470	(92,840)	(638,754)	3,511	10,986	1,978,290	19,862,033
ON AB Small Cap Portfolio	(a	)	17,933,140	8,028,679	4,397,513	(99,993)	(11,533,297)	5,412	6,617,470	934,244	9,931,016
ON BlackRock Advantage International Equity Portfolio	(a	)	53,799,420	7,801,228	11,275,923	(865,643)	(13,045,355)	1,171,852	5,536,768	2,733,763	36,413,727
ON BlackRock Advantage Large Cap Core Portfolio	(a	)	26,899,710	6,022,599	2,118,843	522,698	(11,464,131)	169,826	5,664,773	770,145	19,862,033
ON BlackRock Advantage Large Cap Growth Portfolio	(a	)	8,966,570	5,819,618	395,344	47,230	(7,817,396)	—	4,803,852	1,007,713	6,620,678
ON BlackRock Advantage Large Cap Value Portfolio	(a	)	35,866,280	6,976,271	9,945,340	947,532	(10,672,372)	452,041	6,250,756	1,419,876	23,172,371
ON BlackRock Advantage Small Cap Growth Portfolio	(a	)	20,174,782	6,433,830	2,777,052	(910,283)	(9,679,922)	—	5,289,560	716,136	13,241,355
ON Bond Portfolio	(a	)	4,483,285	4,010,413	1,001,485	52	(871,587)	118,523	21,530	409,442	6,620,678
ON Federated Core Plus Bond Portfolio	(a	)	—	11,137,781	671,236	(50,551)	(484,978)	113,404	3,600	1,124,690	9,931,016
ON Federated High Income Bond Portfolio	(a	)	4,483,285	444,654	913,698	(6,897)	(697,005)	206,411	—	184,215	3,310,339
ON Janus Henderson Forty Portfolio	(a	)	13,449,855	4,292,404	11,051,656	(2,887,390)	(3,803,213)	—	3,212,429	—	—
ON Nasdaq-100® Index Portfolio	(a	)	17,933,140	5,474,769	4,513,022	697,903	(9,661,774)	46,421	3,508,620	797,032	9,931,016
ON S&P 500® Index Portfolio	(a	)	80,699,130	11,356,009	6,566,352	1,860,341	(24,452,691)	775,030	7,621,008	1,928,747	62,896,437
ON S&P MidCap 400® Index Portfolio	(a	)	51,557,777	15,929,016	6,671,169	1,349,643	(15,820,524)	470,109	7,119,604	2,477,004	46,344,743

Total Open-End Mutual Funds						$563,431	$(125,035,997)	$3,574,759	$57,767,257		$274,758,120

Percentages are stated as a percent of net assets.

Footnotes:

(a)

Pursuant to Section 2(a)(3) of the Investment Company Act of 1940, the investment meets the definition of “affiliated person”, as the Portfolio directly or indirectly owns, controls, or holds with power to vote 5 percent or more of the outstanding voting securities of the holding at December 31, 2022.

The accompanying notes are an integral part of these financial statements.

150

Ohio National Fund, Inc.

Statements of Assets and Liabilities	December 31, 2022

	ON Bond Portfolio	ON BlackRock Balanced Allocation Portfolio	ON BlackRock Advantage International Equity Portfolio	ON Janus Henderson Forty Portfolio	ON AB Small Cap Portfolio	ON AB Mid Cap Core Portfolio	ON S&P 500® Index Portfolio	ON BlackRock Advantage Large Cap Value Portfolio	ON Federated High Income Bond Portfolio

Assets:
Investments in securities of unaffiliated issuers, at value*	$212,681,240	$414,325,816	$349,132,118	$44,152,616	$112,723,024	$76,853,117	$1,007,928,904	$197,172,468	$119,770,393
Cash	6,666,952	3,444,136	5,305,161	70,840	890,841	1,000,517	11,014,365	1,959,167	1,624,437
Cash subject to usage restrictions	—	243,800	263,693	—	—	13,500	459,675	163,240	—
Foreign currencies, at value	—	—	3,397	—	—	2,385	—	434,489	—
Receivable for securities sold	—	—	—	—	20,579	9,625	—	—	—
Receivable for fund shares sold	137,599	26,882	116,415	3,083	173,321	18,630	3,916,677	7,744	85,429
Dividends and accrued interest receivable	2,170,756	1,554,953	612,968	20,377	96,096	77,558	900,418	342,953	2,215,576
Foreign tax reclaim receivable	—	—	1,596,620	4,353	—	—	—	124,132	—
Prepaid expenses and other assets	2,304	6,262	6,438	869	1,774	1,118	15,855	3,702	1,473

Total assets	221,658,851	419,601,849	357,036,810	44,252,138	113,905,635	77,976,450	1,024,235,894	200,207,895	123,697,308

Liabilities:
Payable for securities purchased	—	479,456	—	51,574	94,996	41,953	—	—	—
Payable for fund shares redeemed	42,272	157,540	2,014,488	7,975	7,870	53,574	268,180	1,096,210	24,425
Payable for investment management services	100,605	181,504	228,026	32,177	71,839	48,049	300,967	126,282	77,912
Payable for variation margin on futures contracts	—	7,510	48,273	—	—	1,340	27,013	7,525	—
Accrued custody expense	1,195	3,815	69,253	2,645	7,521	6,748	7,364	2,850	960
Accrued professional fees	13,485	13,632	13,611	13,399	13,435	13,411	14,027	13,518	13,437
Accrued accounting fees	6,897	13,646	26,841	2,090	4,354	4,117	21,864	6,085	11,748
Accrued printing and filing fees	716	801	768	598	607	587	1,171	688	854
Other liabilities	13,082	13,118	1,287	12,880	12,867	12,752	13,898	13,338	13,088
Withholding tax payable	—	272	62,722	—	—	163	1,040	50	—

Total liabilities	178,252	871,294	2,465,269	123,338	213,489	182,694	655,524	1,266,546	142,424

Net assets	$221,480,599	$418,730,555	$354,571,541	$44,128,800	$113,692,146	$77,793,756	$1,023,580,370	$198,941,349	$123,554,884

Net assets consist of:
Paid in capital	246,183,474	444,644,553	401,152,597	33,055,455	148,553,676	93,503,626	686,392,100	201,476,854	147,316,660
Total distributable earnings	(24,702,875)	(25,913,998)	(46,581,056)	11,073,345	(34,861,530)	(15,709,870)	337,188,270	(2,535,505)	(23,761,776)

Net assets	$221,480,599	$418,730,555	$354,571,541	$44,128,800	$113,692,146	$77,793,756	$1,023,580,370	$198,941,349	$123,554,884

*Investments in securities of unaffiliated issuers, at cost	$242,097,360	$445,049,376	$346,931,867	$42,223,400	$128,849,322	$85,731,466	$720,915,325	$204,451,155	$138,814,248

Foreign currencies, at cost	$—	$—	$3,345	$—	$—	$2,230	$—	$463,772	$—

Shares outstanding, par value, $1 per share	13,698,035	15,306,318	26,618,974	37,085,115	10,695,509	3,091,858	31,387,566	12,188,785	6,877,349

Authorized Fund shares allocated to Portfolio	22,000,000	25,000,000	50,000,000	74,000,000	17,000,000	6,000,000	50,000,000	26,000,000	13,000,000

Net asset value per share	$16.17	$27.36	$13.32	$1.19	$10.63	$25.16	$32.61	$16.32	$17.97

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.

Statements of Assets and Liabilities	December 31, 2022

	ON Nasdaq-100® Index Portfolio	ON BlackRock Advantage Large Cap Core Portfolio	ON BlackRock Advantage Small Cap Growth Portfolio	ON S&P MidCap 400® Index Portfolio	ON BlackRock Advantage Large Cap Growth Portfolio	ON Risk Managed Balanced Portfolio	ON Federated Core Plus Bond Portfolio	ON U.S. Low Volatility Portfolio	ON AB Relative Value Portfolio

Assets:
Investments in securities of unaffiliated issuers, at value*	$204,486,967	$308,477,380	$132,499,519	$366,140,992	$368,392,668	$1,106,628,604	$542,221,088	$731,796,759	$121,349,349
Cash	1,984,374	4,277,704	1,987,130	4,100,223	5,091,523	67,790,602	8,404,925	4,987,684	5,237,791
Cash subject to usage restrictions	43,438	265,000	139,200	157,738	410,800	—	—	—	—
Foreign currencies, at value	—	—	—	—	—	—	7	—	—
Receivable for securities sold	—	—	—	—	—	3,149,513	2,429,418	1,798,541	—
Receivable for fund shares sold	2,068,435	672,001	437,369	1,475	1,266,832	229,263	129,079	13,308	—
Dividends and accrued interest receivable	95,917	397,545	82,337	467,152	272,045	4,485,789	3,459,784	606,981	168,908
Foreign tax reclaim receivable	—	—	—	—	—	412	—	—	551
Prepaid expenses and other assets	3,481	4,956	2,045	5,010	3,991	15,501	6,347	11,681	1,603

Total assets	208,682,612	314,094,586	135,147,600	370,872,590	375,437,859	1,182,299,684	556,650,648	739,214,954	126,758,202

Liabilities:
Payable for securities purchased	—	—	—	—	—	41,876,742	4,848,778	—	281,569
Payable for fund shares redeemed	64,738	70,461	14,075	1,214,087	54,781	233,180	397,121	377,471	650,600
Payable for investment management services	68,322	174,393	90,653	108,564	214,738	791,152	236,898	364,874	70,075
Payable for variation margin on futures contracts	1,890	13,438	7,440	25,460	5,610	100,138	2,149	—	—
Accrued custody expense	2,840	3,150	2,728	7,485	5,987	15,924	6,780	3,358	1,624
Accrued professional fees	13,501	13,566	13,450	13,572	13,603	16,980	20,343	13,824	13,779
Accrued accounting fees.	5,012	7,050	4,740	8,633	5,074	35,045	22,420	14,872	3,143
Accrued printing and filing fees	674	736	624	741	564	1,267	878	1,005	615
Other liabilities	13,029	13,457	12,696	13,286	12,805	13,970	13,438	13,521	13,214
Withholding tax payable	677	296	—	—	806	1,777	—	—	847

Total liabilities	170,683	296,547	146,406	1,391,828	313,968	43,086,175	5,548,805	788,925	1,035,466

Net assets	$208,511,929	$313,798,039	$135,001,194	$369,480,762	$375,123,891	$1,139,213,509	$551,101,843	$738,426,029	$125,722,736

Net assets consist of:
Paid in capital	146,395,499	321,315,834	171,904,969	321,241,877	381,495,099	1,196,652,710	643,797,988	728,658,559	126,214,816
Total distributable earnings	62,116,430	(7,517,795)	(36,903,775)	48,238,885	(6,371,208)	(57,439,201)	(92,696,145)	9,767,470	(492,080)

Net assets	$208,511,929	$313,798,039	$135,001,194	$369,480,762	$375,123,891	$1,139,213,509	$551,101,843	$738,426,029	$125,722,736

*Investments in securities of unaffiliated issuers, at cost	$163,266,359	$319,979,596	$159,161,786	$331,636,191	$375,906,456	$1,131,668,830	$612,044,342	$723,265,948	$120,667,622

Foreign currencies, at cost	$—	$—	$—	$—	$—	$—	$7	$—	$—

Shares outstanding, par value, $1 per share	16,733,900	12,165,965	7,301,956	19,752,716	57,054,599	89,798,070	62,436,773	73,979,437	12,525,357

Authorized Fund shares allocated to Portfolio	27,000,000	19,000,000	12,000,000	31,000,000	82,000,000	170,000,000	115,000,000	155,000,000	25,000,000

Net asset value per share	$12.46	$25.79	$18.49	$18.71	$6.57	$12.69	$8.83	$9.98	$10.04

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.

Statements of Assets and Liabilities	December 31, 2022

	ON iShares Managed Risk Balanced Portfolio	ON iShares Managed Risk Moderate Growth Portfolio	ON iShares Managed Risk Growth Portfolio	ON Moderately Conservative Model Portfolio	ON Balanced Model Portfolio	ON Moderate Growth Model Portfolio	ON Growth Model Portfolio

Assets:
Investments in securities of unaffiliated issuers, at value*	$566,900,065	$434,260,576	$385,003,028	$79,177,122	$244,830,399	$318,516,246	$56,308,005
Investments in affiliates, at value**	—	—	—	134,358,252	543,442,563	1,127,177,369	274,758,120
Cash	36,425,820	46,727,931	36,152,260	4	15	27	6
Cash subject to usage restrictions	5,250,963	4,271,385	3,091,344	—	—	—	—
Foreign currencies, at value	3,667,391	764,419	1,002,026	—	—	—	—
Receivable for securities sold	—	5,716,960	1,641,080	1,066,031	2,786,228	5,176,134	1,374,142
Receivable for fund shares sold	29,891	8,244	16,962	48	12,660	777	715
Dividends and accrued interest receivable	122,511	111,029	82,703	—	—	—	—
Prepaid expenses and other assets	6,874	4,427	3,848	2,675	9,966	18,093	4,087

Total assets	612,403,515	491,864,971	426,993,251	214,604,132	791,081,831	1,450,888,646	332,445,075

Liabilities:
Payable for securities purchased	—	—	—	589,283	2,629,392	5,013,679	1,342,651
Payable for fund shares redeemed	78,215	176,975	58,789	476,800	169,510	163,258	32,212
Payable for investment management services	291,658	234,776	203,678	78,373	307,163	501,318	114,616
Payable for variation margin on futures contracts	360,955	422,255	136,791	—	—	—	—
Accrued custody expense	7,538	5,116	5,126	2,549	2,883	2,989	2,704
Accrued professional fees	11,391	10,831	10,791	7,153	11,521	11,948	11,232
Accrued accounting fees	4,109	3,744	3,744	3,848	3,860	3,860	3,852
Accrued printing and filing fees	736	748	808	673	1,043	1,454	742
Other liabilities	13,044	12,477	12,477	13,880	13,880	13,880	13,880

Total liabilities	767,646	866,922	432,204	1,172,559	3,139,252	5,712,386	1,521,889

Net assets	$611,635,869	$490,998,049	$426,561,047	$213,431,573	$787,942,579	$1,445,176,260	$330,923,186

Net assets consist of:
Paid in capital	655,624,108	469,406,157	405,480,981	226,954,555	805,030,679	1,462,523,555	333,189,817
Total distributable earnings	(43,988,239)	21,591,892	21,080,066	(13,522,982)	(17,088,100)	(17,347,295)	(2,266,631)

Net assets	$611,635,869	$490,998,049	$426,561,047	$213,431,573	$787,942,579	$1,445,176,260	$330,923,186

*Investments in securities of unaffiliated issuers, at cost	$586,050,309	$411,737,385	$361,833,540	$90,312,572	$277,465,604	$354,765,741	$61,664,765

**Investments in affiliates, at cost	$—	$—	$—	$147,205,852	$590,522,467	$1,261,936,467	$314,062,534

Foreign currencies, at cost	$3,579,609	$760,608	$996,476	$—	$—	$—	$—

Shares outstanding, par value, $1 per share	71,785,011	46,375,390	40,249,207	20,619,765	74,437,104	132,849,812	29,592,688

Authorized Fund shares allocated to Portfolio	123,000,000	95,000,000	80,000,000	28,000,000	97,000,000	170,000,000	38,000,000

Net asset value per share	$8.52	$10.59	$10.60	$10.35	$10.59	$10.88	$11.18

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.

Statements of Operations	For the Year Ended December 31, 2022

	ON Bond Portfolio	ON BlackRock Balanced Allocation Portfolio	ON BlackRock Advantage International Equity Portfolio	ON Janus Henderson Forty Portfolio	ON AB Small Cap Portfolio	ON AB Mid Cap Core Portfolio	ON S&P 500® Index Portfolio	ON BlackRock Advantage Large Cap Value Portfolio	ON Federated High Income Bond Portfolio

Investment income:
Interest	$8,329,488	$4,210,505	$8,059	$5,221	$520	$733	$11,925	$3,237	$8,314,145
Dividends from unaffiliated issuers, net of taxes withheld*	119,251	5,547,968	14,192,435	561,711	1,173,148	1,183,989	18,112,929	6,032,240	34,504

Total investment income	8,448,739	9,758,473	14,200,494	566,932	1,173,668	1,184,722	18,124,854	6,035,477	8,348,649

Expenses:
Management fees	1,235,269	2,275,975	2,950,206	621,337	937,969	600,546	3,738,080	1,802,169	1,026,612
Custodian fees	7,191	28,213	415,584	18,346	40,528	38,663	56,875	23,578	5,513
Directors’ fees	19,623	40,346	36,338	8,320	11,452	7,375	96,995	23,803	12,256
Professional fees	22,548	26,738	25,996	20,003	20,817	20,027	38,163	23,423	21,041
Accounting fees	45,485	87,762	165,726	15,668	27,733	25,615	141,443	39,906	75,812
Administration fees	28,856	37,111	63,807	23,434	27,498	25,137	35,641	26,057	28,340
Printing and filing fees	11,547	14,713	11,256	8,202	8,280	8,301	17,625	9,907	11,388
Compliance expense	10,961	10,962	10,962	10,961	10,962	10,961	10,962	10,962	10,962
Other	6,089	14,935	14,026	4,020	4,470	2,822	35,414	9,308	3,842

Total expenses	1,387,569	2,536,755	3,693,901	730,291	1,089,709	739,447	4,171,198	1,969,113	1,195,766

Net investment income (loss)	7,061,170	7,221,718	10,506,593	(163,359)	83,959	445,275	13,953,656	4,066,364	7,152,883

Realized/unrealized gain (loss) on investments, futures contracts, and foreign currency related transactions:
Net realized gain (loss) on:
Investments in securities of unaffiliated issuers	(2,323,091)	(684,035)	(52,985,542)	9,326,499	(18,086,434)	(7,046,049)	48,049,025	2,293,614	(3,870,351)
Futures contracts	—	(827,697)	(1,743,189)	—	—	(16,290)	(538,032)	(549,608)	—
Foreign currency related transactions	—	—	(238,493)	(288)	—	(261)	—	—	—
Change in unrealized appreciation/depreciation on:
Investments in securities of unaffiliated issuers	(46,010,875)	(104,609,142)	(22,541,172)	(51,085,097)	(29,906,410)	(17,230,514)	(294,561,001)	(32,532,942)	(22,246,978)
Futures contracts	—	(182,639)	(311,863)	—	—	(7,212)	(437,663)	(150,835)	—
Foreign currency related transactions	—	—	(60,971)	(277)	—	106	—	(53,796)	—

Net realized/unrealized loss on investments, futures contracts, and foreign currency related transactions	(48,333,966)	(106,303,513)	(77,881,230)	(41,759,163)	(47,992,844)	(24,300,220)	(247,487,671)	(30,993,567)	(26,117,329)

Change in net assets from operations	$(41,272,796)	$(99,081,795)	$(67,374,637)	$(41,922,522)	$(47,908,885)	$(23,854,945)	$(233,534,015)	$(26,927,203)	$(18,964,446)

*Taxes withheld	$—	$472	$1,417,515	$8,746	$889	$1,528	$4,213	$423	$—

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.

Statements of Operations	For the Year Ended December 31, 2022

	ON Nasdaq-100® Index Portfolio	ON BlackRock Advantage Large Cap Core Portfolio	ON BlackRock Advantage Small Cap Growth Portfolio	ON S&P MidCap 400® Index Portfolio	ON BlackRock Advantage Large Cap Growth Portfolio	ON Risk Managed Balanced Portfolio	ON Federated Core Plus Bond Portfolio	ON U.S. Low Volatility Portfolio	ON AB Relative Value Portfolio

Investment income:
Interest	$3,011	$2,835	$1,155	$4,411	$3,255	$12,963,920	$13,763,557	$2,892	$3,362
Dividends from unaffiliated issuers, net of taxes withheld*	2,295,479	5,882,072	1,351,304	6,210,186	1,544,829	7,747,866	2,819,964	13,794,906	2,227,026

Total investment income	2,298,490	5,884,907	1,352,459	6,214,597	1,548,084	20,711,786	16,583,521	13,797,798	2,230,388

Expenses:
Management fees	957,820	2,267,545	1,173,261	1,290,313	822,522	7,178,009	2,998,253	4,789,343	658,082
Custodian fees	16,539	23,994	17,096	53,946	19,474	76,328	39,345	19,563	9,277
Directors’ fees	23,751	31,347	13,521	31,438	13,203	70,525	51,498	72,084	7,828
Professional fees	23,140	24,845	21,239	24,919	20,987	38,100	31,951	36,483	25,061
Accounting fees	35,589	47,605	31,187	55,651	18,428	177,597	150,187	97,893	15,856
Administration fees	24,977	31,808	25,253	26,990	21,801	47,840	35,805	26,734	22,460
Printing and filing fees	9,717	10,261	8,879	10,893	7,535	14,430	15,578	14,907	8,913
Compliance expense	10,962	10,962	10,961	10,962	10,961	10,962	10,961	10,961	10,962
Other	9,358	11,500	5,277	11,677	3,251	47,266	15,075	24,611	1,373

Total expenses	1,111,853	2,459,867	1,306,674	1,516,789	938,162	7,661,057	3,348,653	5,092,579	759,812

Net investment income	1,186,637	3,425,040	45,785	4,697,808	609,922	13,050,729	13,234,868	8,705,219	1,470,576

Realized/unrealized gain (loss) on investments and futures contracts:
Net realized gain (loss) on:
Investments in securities of unaffiliated issuers	21,476,751	2,430,839	(9,240,149)	21,994,531	1,016,168	(2,061,720)	(39,613,889)	(7,547,614)	(2,644,383)
Futures contracts	(884,883)	(797,077)	(730,905)	(98,418)	19,700	(34,040,337)	4,736,003	—	—
Change in unrealized appreciation/depreciation on:
Investments in securities of unaffiliated issuers	(131,173,202)	(87,215,141)	(40,882,421)	(83,659,527)	(23,112,248)	(118,038,764)	(66,606,130)	(71,016,377)	(3,132,477)
Futures contracts	(56,920)	(218,016)	(107,371)	(107,367)	(349,526)	(831,777)	242,991	—	—

Net realized/unrealized loss on investments and futures contracts	(110,638,254)	(85,799,395)	(50,960,846)	(61,870,781)	(22,425,906)	(154,972,598)	(101,241,025)	(78,563,991)	(5,776,860)

Change in net assets from operations	$(109,451,617)	$(82,374,355)	$(50,915,061)	$(57,172,973)	$(21,815,984)	$(141,921,869)	$(88,006,157)	$(69,858,772)	$(4,306,284)

*Taxes withheld	$4,702	$508	$3,668	$—	$955	$17,605	$—	$—	$8,713

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.

Statements of Operations	For the Year Ended December 31, 2022

	ON iShares Managed Risk Balanced Portfolio	ON iShares Managed Risk Moderate Growth Portfolio[1]	ON iShares Managed Risk Growth Portfolio[1]	ON Moderately Conservative Model Portfolio	ON Balanced Model Portfolio	ON Moderate Growth Model Portfolio	ON Growth Model Portfolio

Investment income:
Interest	$28,953	$30,667	$25,453	$—	$—	$—	$—
Dividend income from unaffiliated issuers	9,009,012	3,283,865	2,743,133	2,826,393	8,569,823	10,378,835	1,725,366
Dividends from affililiates	—	—	—	2,835,875	9,415,839	16,975,847	3,574,759

Total investment income	9,037,965	3,314,532	2,768,586	5,662,268	17,985,662	27,354,682	5,300,125

Expenses:
Management fees	2,347,774	564,926	491,180	954,089	3,558,788	6,454,498	1,458,557
Custodian fees	29,149	6,395	6,408	15,272	17,075	17,537	15,855
Directors’ fees	37,450	11,667	10,149	20,741	77,839	141,347	31,946
Professional fees	23,719	18,330	18,048	20,432	32,012	44,935	22,691
Accounting fees	24,930	4,891	4,891	23,070	23,126	23,126	23,082
Administration fees	22,844	12,654	12,567	23,572	27,538	31,663	25,056
Printing and filing fees	10,834	5,064	5,064	9,487	15,610	22,233	10,697
Compliance expense	10,962	2,193	2,192	10,962	10,961	10,962	10,962
Recoupment of previously reimbursed expenses	—	—	—	25,600	157,500	—	—
Other	15,733	4,444	4,687	6,338	24,473	43,634	9,750

Total expenses	2,523,395	630,564	555,186	1,109,563	3,944,922	6,789,935	1,608,596

Net investment income	6,514,570	2,683,968	2,213,400	4,552,705	14,040,740	20,564,747	3,691,529

Realized/unrealized gain (loss) on investments, futures contracts, foreign currency related transactions, and capital gain distributions received from underlying mutual funds:
Net realized gain (loss) on:
Investments in securities of unaffiliated issuers	(25,790,100)	1,424,506	1,122,502	(3,411,413)	(7,565,249)	(11,203,731)	(1,413,695)
Investments in affiliates	—	—	—	(625,455)	6,312,546	14,422,058	563,431
Futures contracts	(3,667,857)	3,180,240	(662,858)	—	—	—	—
Foreign currency related transactions	(285,524)	201,227	339,827	—	—	—	—
Capital gain distributions received from underlying unaffiliated mutual funds	—	—	—	114,666	848,078	1,557,735	366,335
Capital gain distributions received from underlying affiliated mutual funds	—	—	—	14,882,609	76,690,939	199,241,460	57,767,257
Change in unrealized appreciation/depreciation on:
Investments in securities of unaffiliated issuers	(25,046,893)	22,523,191	23,169,488	(14,263,967)	(55,120,308)	(79,670,069)	(16,572,115)
Investments in affiliates	—	—	—	(43,079,117)	(202,470,997)	(478,654,995)	(125,035,997)
Futures contracts	(1,862,861)	(1,750,254)	(1,201,052)	—	—	—	—
Foreign currency related transactions	163,547	3,810	5,550	—	—	—	—

Net realized/unrealized gain (loss) on investments, futures contracts, foreign currency related transactions, and capital gain distributions received from underlying mutual funds	(56,489,688)	25,582,720	22,773,457	(46,382,677)	(181,304,991)	(354,307,542)	(84,324,784)

Change in net assets from operations	$(49,975,118)	$28,266,688	$24,986,857	$(41,829,972)	$(167,264,251)	$(333,742,795)	$(80,633,255)

1 For the period from October 14, 2022 (inception) to December 31, 2022.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.

Statements of Changes in Net Assets

	ON Bond Portfolio		ON BlackRock Balanced Allocation Portfolio		ON BlackRock Advantage International Equity Portfolio		ON Janus Henderson Forty Portfolio
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in net assets:
Operations:
Net investment income (loss)	$7,061,170	$7,245,279	$7,221,718	$6,662,551	$10,506,593	$9,363,843	$(163,359)	$(627,331)
Net realized gain (loss) on investments, futures contracts, and foreign currency related transactions	(2,323,091)	1,323,993	(1,511,732)	86,640,246	(54,967,224)	75,022,858	9,326,211	60,189,730
Change in unrealized appreciation/depreciation on investments, futures contracts, and foreign currency related transactions	(46,010,875)	(12,997,451)	(104,791,781)	1,540,664	(22,914,006)	(19,502,105)	(51,085,374)	(23,114,367)

Change in net assets from operations	(41,272,796)	(4,428,179)	(99,081,795)	94,843,461	(67,374,637)	64,884,596	(41,922,522)	36,448,032

Distributions:
Distributions to shareholders	(8,574,425)	(8,269,842)	(91,138,887)	(51,715,211)	(63,189,251)	(6,864,821)	(59,319,150)	(22,460,454)

Capital transactions:
Received from shares sold	37,257,056	32,994,619	39,209,578	29,168,030	17,766,308	26,665,740	10,963,124	8,289,653
Received from dividends reinvested	8,574,425	8,269,842	91,138,887	51,715,211	63,189,251	6,864,821	59,319,150	22,460,454
Paid for shares redeemed	(51,935,837)	(46,195,857)	(73,207,293)	(105,891,073)	(103,287,366)	(88,499,287)	(67,084,671)	(106,202,973)

Change in net assets from capital transactions	(6,104,356)	(4,931,396)	57,141,172	(25,007,832)	(22,331,807)	(54,968,726)	3,197,603	(75,452,866)

Change in net assets	(55,951,577)	(17,629,417)	(133,079,510)	18,120,418	(152,895,695)	3,051,049	(98,044,069)	(61,465,288)
Net assets:
Beginning of year	277,432,176	295,061,593	551,810,065	533,689,647	507,467,236	504,416,187	142,172,869	203,638,157

End of year	$221,480,599	$277,432,176	$418,730,555	$551,810,065	$354,571,541	$507,467,236	$44,128,800	$142,172,869

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.

Statements of Changes in Net Assets

	ON AB Small Cap Portfolio		ON AB Mid Cap Core Portfolio		ON S&P 500® Index Portfolio		ON BlackRock Advantage Large Cap Value Portfolio
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in net assets:
Operations:
Net investment income (loss)	$83,959	$(47,782)	$445,275	$321,060	$13,953,656	$13,473,248	$4,066,364	$4,273,372
Net realized gain (loss) on investments, futures contracts, and foreign currency related transactions	(18,086,434)	76,999,076	(7,062,600)	38,338,872	47,510,993	127,464,857	1,744,006	71,892,256
Change in unrealized appreciation/depreciation on investments, futures contracts, and foreign currency related transactions	(29,906,410)	(62,498,852)	(17,237,620)	(21,875,140)	(294,998,664)	178,003,338	(32,737,573)	(2,635,835)

Change in net assets from operations	(47,908,885)	14,452,442	(23,854,945)	16,784,792	(233,534,015)	318,941,443	(26,927,203)	73,529,793

Distributions:
Distributions to shareholders	(77,449,777)	(19,402,876)	(38,480,179)	(6,373,298)	(140,988,170)	(89,305,542)	(61,357,541)	(4,834,870)

Capital transactions:
Received from shares sold	15,389,537	12,452,142	9,678,476	2,999,897	110,296,372	100,967,405	5,786,201	69,417,380
Received from dividends reinvested	77,449,777	19,402,876	38,480,179	6,373,298	140,988,170	89,305,542	61,357,541	4,834,870
Paid for shares redeemed	(23,084,864)	(40,059,599)	(12,681,249)	(24,326,313)	(178,215,803)	(323,659,964)	(105,822,570)	(133,570,359)

Change in net assets from capital transactions	69,754,450	(8,204,581)	35,477,406	(14,953,118)	73,068,739	(133,387,017)	(38,678,828)	(59,318,109)

Change in net assets	(55,604,212)	(13,155,015)	(26,857,718)	(4,541,624)	(301,453,446)	96,248,884	(126,963,572)	9,376,814
Net assets:
Beginning of year	169,296,358	182,451,373	104,651,474	109,193,098	1,325,033,816	1,228,784,932	325,904,921	316,528,107

End of year	$113,692,146	$169,296,358	$77,793,756	$104,651,474	$1,023,580,370	$1,325,033,816	$198,941,349	$325,904,921

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.

Statements of Changes in Net Assets

	ON Federated High Income Bond Portfolio		ON Nasdaq-100® Index Portfolio		ON BlackRock Advantage Large Cap Core Portfolio		ON BlackRock Advantage Small Cap Growth Portfolio
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in net assets:
Operations:
Net investment income (loss)	$7,152,883	$7,809,473	$1,186,637	$1,057,844	$3,425,040	$2,854,069	$45,785	$(681,084)
Net realized gain (loss) on investments and futures contracts	(3,870,351)	395,209	20,591,868	79,939,850	1,633,762	93,508,162	(9,971,054)	51,984,886
Change in unrealized appreciation/depreciation on investments and futures contracts	(22,246,978)	215,689	(131,230,122)	10,383,620	(87,433,157)	11,678,282	(40,989,792)	(41,385,911)

Change in net assets from operations	(18,964,446)	8,420,371	(109,451,617)	91,381,314	(82,374,355)	108,040,513	(50,915,061)	9,917,891

Distributions:
Distributions to shareholders	(7,915,615)	(8,796,067)	(81,012,020)	(70,926,683)	(94,014,910)	(41,514,387)	(49,954,225)	(24,631,925)

Capital transactions:
Received from shares sold	5,362,424	12,534,773	39,450,661	44,655,215	14,043,699	13,853,155	15,744,900	21,802,409
Received from dividends reinvested	7,915,615	8,796,067	81,012,020	70,926,683	94,014,910	41,514,387	49,954,225	24,631,925
Paid for shares redeemed	(33,028,965)	(26,379,122)	(78,019,869)	(162,516,446)	(55,125,680)	(103,093,056)	(26,057,888)	(45,272,916)

Change in net assets from capital transactions	(19,750,926)	(5,048,282)	42,442,812	(46,934,548)	52,932,929	(47,725,514)	39,641,237	1,161,418

Change in net assets	(46,630,987)	(5,423,978)	(148,020,825)	(26,479,917)	(123,456,336)	18,800,612	(61,228,049)	(13,552,616)
Net assets:
Beginning of year	170,185,871	175,609,849	356,532,754	383,012,671	437,254,375	418,453,763	196,229,243	209,781,859

End of year	$123,554,884	$170,185,871	$208,511,929	$356,532,754	$313,798,039	$437,254,375	$135,001,194	$196,229,243

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.

Statements of Changes in Net Assets

	ON S&P MidCap 400® Index Portfolio		ON BlackRock Advantage Large Cap Growth Portfolio		ON Risk Managed Balanced Portfolio		ON Federated Core Plus Bond Portfolio
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in net assets:
Operations:
Net investment income (loss)	$4,697,808	$4,345,697	$609,922	$(92,248)	$13,050,729	$2,153,197	$13,234,868	$8,936,477
Net realized gain (loss) on investments and futures contracts	21,896,113	56,712,630	1,035,868	34,961,398	(36,102,057)	48,012,120	(34,877,886)	(508,542)
Change in unrealized appreciation/depreciation on investments and futures contracts	(83,766,894)	34,882,504	(23,461,774)	(9,425,747)	(118,870,541)	12,672,602	(66,363,139)	(11,035,630)

Change in net assets from operations	(57,172,973)	95,940,831	(21,815,984)	25,443,403	(141,921,869)	62,837,919	(88,006,157)	(2,607,695)

Distributions:
Distributions to shareholders	(59,625,654)	(11,549,364)	(34,740,322)	(21,732,994)	(52,389,384)	(68,983,730)	(9,465,356)	(2,534,969)

Capital transactions:
Received from shares sold	62,756,203	29,235,131	346,006,891	2,965,665	979,291,083	38,341,268	81,089,166	544,419,024
Received from dividends reinvested	59,625,654	11,549,364	34,740,322	21,732,994	52,389,384	68,983,730	9,465,356	2,534,969
Paid for shares redeemed	(73,655,305)	(115,866,274)	(30,527,193)	(63,791,521)	(145,114,544)	(98,038,236)	(158,471,240)	(65,192,656)

Change in net assets from capital transactions	48,726,552	(75,081,779)	350,220,020	(39,092,862)	886,565,923	9,286,762	(67,916,718)	481,761,337

Change in net assets	(68,072,075)	9,309,688	293,663,714	(35,382,453)	692,254,670	3,140,951	(165,388,231)	476,618,673
Net assets:
Beginning of year	437,552,837	428,243,149	81,460,177	116,842,630	446,958,839	443,817,888	716,490,074	239,871,401

End of year	$369,480,762	$437,552,837	$375,123,891	$81,460,177	$1,139,213,509	$446,958,839	$551,101,843	$716,490,074

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.

Statements of Changes in Net Assets

	ON U.S. Low Volatility Portfolio		ON AB Relative Value Portfolio		ON iShares Managed Risk Balanced Portfolio		ON iShares Managed Risk Moderate Growth Portfolio	ON iShares Managed Risk Growth Portfolio
	Year Ended December 31, 2022	Period from June 25, 2021 (inception) to December 31, 2021	Year Ended December 31, 2022	Period from December 2, 2021 (inception) to December 31, 2021	Year Ended December 31, 2022	Period from June 25, 2021 (inception) to December 31, 2021	Period from October 14, 2022 (inception) to December 31, 2022	Period from October 14, 2022 (inception) to December 31, 2022
Increase (Decrease) in net assets:
Operations:
Net investment income	$8,705,219	$4,437,604	$1,470,576	$22,424	$6,514,570	$2,599,006	$2,683,968	$2,213,400
Net realized gain (loss) on investments, futures contracts, foreign currency related transactions, and capital gain distributions received from underlying mutual funds	(7,547,614)	19,784,812	(2,644,383)	70,167	(29,743,481)	668,234	4,805,973	799,471
Change in unrealized appreciation/depreciation on investments, futures contracts, and foreign currency related transactions	(71,016,377)	79,547,188	(3,132,477)	3,814,204	(26,746,207)	6,149,703	20,776,747	21,973,986

Change in net assets from operations	(69,858,772)	103,769,604	(4,306,284)	3,906,795	(49,975,118)	9,416,943	28,266,688	24,986,857

Distributions:
Distributions to shareholders	(24,143,362)	—	(92,591)	—	(3,430,064)	—	—	—

Capital transactions:
Received from shares sold	14,522,475	9,586,656	77,045,730	76,337,586	314,447,942	437,083,431	486,047,292	421,249,533
Received from in-kind transfer (see Note 3 of Notes to Financial Statements)	—	983,714,079	—	—	—	—	—	—
Received from dividends reinvested	24,143,362	—	92,591	—	3,430,064	—	—	—
Paid for shares redeemed	(189,797,773)	(113,510,240)	(24,660,816)	(2,600,275)	(64,824,870)	(34,512,459)	(23,315,931)	(19,675,343)

Change in net assets from capital transactions	(151,131,936)	879,790,495	52,477,505	73,737,311	253,053,136	402,570,972	462,731,361	401,574,190

Change in net assets	(245,134,070)	983,560,099	48,078,630	77,644,106	199,647,954	411,987,915	490,998,049	426,561,047
Net assets:
Beginning of year	983,560,099	—	77,644,106	—	411,987,915	—	—	—

End of year	$738,426,029	$983,560,099	$125,722,736	$77,644,106	$611,635,869	$411,987,915	$490,998,049	$426,561,047

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.

Statements of Changes in Net Assets

	ON Moderately Conservative Model Portfolio		ON Balanced Model Portfolio		ON Moderate Growth Model Portfolio		ON Growth Model Portfolio
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in net assets:
Operations:
Net investment income	$4,552,705	$3,783,470	$14,040,740	$12,794,426	$20,564,747	$19,494,611	$3,691,529	$3,524,848
Net realized gain on investments and capital gain distributions received from underlying mutual funds	10,960,407	18,920,001	76,286,314	97,084,171	204,017,522	230,571,672	57,283,328	64,402,129
Change in unrealized appreciation/depreciation on investments	(57,343,084)	(506,059)	(257,591,305)	7,337,016	(558,325,064)	26,359,312	(141,608,112)	4,869,139

Change in net assets from operations	(41,829,972)	22,197,412	(167,264,251)	117,215,613	(333,742,795)	276,425,595	(80,633,255)	72,796,116

Distributions:
Distributions to shareholders	(19,022,010)	(7,363,545)	(95,455,234)	(21,389,350)	(209,220,568)	(24,866,116)	(57,611,540)	(5,099,763)

Capital transactions:
Received from shares sold	17,864,580	15,673,436	13,644,093	22,314,492	39,731,207	27,130,316	6,632,256	5,488,152
Received from dividends reinvested	19,022,010	7,363,545	95,455,233	21,389,350	209,220,568	24,866,116	57,611,540	5,099,763
Paid for shares redeemed	(44,216,093)	(59,739,637)	(150,961,325)	(174,831,433)	(238,136,575)	(313,641,966)	(43,262,790)	(73,160,937)

Change in net assets from capital transactions	(7,329,503)	(36,702,656)	(41,861,999)	(131,127,591)	10,815,200	(261,645,534)	20,981,006	(62,573,022)

Change in net assets	(68,181,485)	(21,868,789)	(304,581,484)	(35,301,328)	(532,148,163)	(10,086,055)	(117,263,789)	5,123,331
Net assets:
Beginning of year	281,613,058	303,481,847	1,092,524,063	1,127,825,391	1,977,324,423	1,987,410,478	448,186,975	443,063,644

End of year	$213,431,573	$281,613,058	$787,942,579	$1,092,524,063	$1,445,176,260	$1,977,324,423	$330,923,186	$448,186,975

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.

Financial Highlights

	Selected per-share data							Ratios and supplemental data

		Operations			Distributions			Ratios to average net assets

										Ratios assuming
										no expenses
										reduced or
								Ratios net of expenses reduced or		reimbursed by
								reimbursed by adviser		adviser

	Net asset value, beginning of year	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from operations	Distributions to shareholders	Net asset value, end of year	Total Return#	Expenses	Net investment income (loss)	Expenses	Net assets, end of year (millions)	Portfolio turnover rate
ON Bond Portfolio
Year Ended December 31, 2022	$19.88	0.58	(3.60)	(3.02)	(0.69)	$16.17	(15.19)%	0.61%	3.11%	0.61%	$221.5	21%
Year Ended December 31, 2021	$20.79	0.54	(0.85)	(0.31)	(0.60)	$19.88	(1.52)%	0.59%	2.56%	0.59%	$277.4	13%
Year Ended December 31, 2020	$19.10	0.55	1.28	1.83	(0.14)	$20.79	9.59%	0.60%	2.72%	0.60%	$295.1	69%
Year Ended December 31, 2019	$17.02	0.55	1.96	2.51	(0.43)	$19.10	14.73%	0.60%	3.19%	0.60%	$290.5	60%
Year Ended December 31, 2018	$17.56	0.64	(1.18)	(0.54)	—	$17.02	(3.08)%	0.59%	3.27%	0.59%	$257.7	40%
ON BlackRock Balanced Allocation Portfolio
Year Ended December 31, 2022	$42.43	0.50	(8.21)	(7.71)	(7.36)	$27.36	(18.41)%	0.55%	1.57%	0.55%	$418.7	70%
Year Ended December 31, 2021	$39.40	0.58	6.66	7.24	(4.21)	$42.43	19.06%	0.54%	1.22%	0.54%	$551.8	105%
Year Ended December 31, 2020	$34.30	0.60	4.75	5.35	(0.25)	$39.40	15.65%	0.55%	1.57%	0.55%	$533.7	121%
Year Ended December 31, 2019	$27.85	0.26	7.85	8.11	(1.66)	$34.30	29.29%	0.59%	1.77%	0.59%	$545.2	97	%(a)
Year Ended December 31, 2018	$32.60	0.40	(5.15)	(4.75)	—	$27.85	(14.57)%	0.77%	1.16%	0.77%	$53.6	225%
ON BlackRock Advantage International Equity Portfolio
Year Ended December 31, 2022	$18.44	0.42	(3.11)	(2.69)	(2.43)	$13.32	(13.47)%	0.89%	2.53%	0.89%	$354.6	134%
Year Ended December 31, 2021	$16.47	0.36	1.86	2.22	(0.25)	$18.44	13.49%	0.89%	1.84%	0.89%	$507.5	196%
Year Ended December 31, 2020	$15.52	0.20	0.83	1.03	(0.08)	$16.47	6.74%	0.91%	1.40%	0.91%	$504.4	238%
Year Ended December 31, 2019	$13.07	0.34	2.37	2.71	(0.26)	$15.52	20.72%	0.87%	2.15%	0.87%	$474.2	105	%(b)
Year Ended December 31, 2018	$15.08	0.23	(2.24)	(2.01)	—	$13.07	(13.33)%	0.86%	1.93%	0.86%	$518.8	44%
ON Janus Henderson Forty Portfolio
Year Ended December 31, 2022	$36.43	0.02	(11.42)	(11.40)	(23.84)	$1.19	(33.92)%	0.85%	(0.19)%	0.85%	$44.1	51%
Year Ended December 31, 2021	$35.13	(0.17)	7.07	6.90	(5.60)	$36.43	19.70%	0.78%	(0.33)%	0.78%	$142.2	31%
Year Ended December 31, 2020	$26.06	(0.08)	9.87	9.79	(0.72)	$35.13	37.87%	0.79%	(0.24)%	0.79%	$203.6	36%
Year Ended December 31, 2019	$20.97	(—)(c)	7.25	7.25	(2.16)	$26.06	34.89%	0.81%	(—)%(c)	0.81%	$196.9	53%
Year Ended December 31, 2018	$19.93	(0.03)	1.07	1.04	—	$20.97	5.22%	0.87%	(0.15)%	0.87%	$149.3	48%

(a)

The cost of purchases and proceeds from sales of Portfolio securities that were incurred to realign the Portfolio’s holdings subsequent to the August 23, 2019 reorganization are excluded from the portfolio turnover rate calculation. If such amounts had not been excluded, the portfolio turnover rate would have been 261%. Effective February 1, 2019, the sub-adviser for the equity portion of the ON BlackRock Balanced Allocation Portfolio changed from Suffolk Capital Management, LLC to BlackRock Investment Management, LLC.

(b)

Effective December 7, 2019, the sub-adviser to the ON BlackRock Advantage International Equity Portfolio changed from Lazard Asset Management LLC to BlackRock Investment Management, LLC. Costs of purchases and proceeds from sales of portfolio securities associated with the change in sub-advisers contributed to a higher portfolio turnover rate for the year ended December 31, 2019 as compared to prior years.

(c)	The absolute value of per share or ratio data is less than $ 0.005 per share, or 0.005%, respectively.

# Performance does not include fees and expenses imposed by a variable annuity contract. Had those fees and expenses been included, performance would have been lower than the returns presented.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.

Financial Highlights

	Selected per-share data							Ratios and supplemental data
		Operations			Distributions			Ratios to average net assets

										Ratios assuming
										no expenses
										reduced or
								Ratios net of expenses reduced or		reimbursed by
								reimbursed by adviser		adviser

	Net asset value, beginning of year	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from operations	Distributions to shareholders	Net asset value, end of year	Total Return#	Expenses	Net investment income (loss)	Expenses	Net assets, end of year (millions)	Portfolio turnover rate
ON AB Small Cap Portfolio
Year Ended December 31, 2022	$42.63	0.01	(11.42)	(11.41)	(20.59)	$10.63	(28.73)%	0.85%	0.07%	0.85%	$113.7	58%
Year Ended December 31, 2021	$44.52	(0.01)	3.43	3.42	(5.31)	$42.63	8.17%	0.85%	(0.03)%	0.85%	$169.3	136	%(a)
Year Ended December 31, 2020	$33.89	(0.22)	11.55	11.33	(0.70)	$44.52	34.04%	0.89%	(0.48)%	0.89%	$182.5	26%
Year Ended December 31, 2019	$30.89	(0.15)	8.87	8.72	(5.72)	$33.89	28.61%	0.88%	(0.35)%	0.88%	$170.7	17%
Year Ended December 31, 2018	$32.99	(0.10)	(2.00)	(2.10)	—	$30.89	(6.37)%	0.85%	(0.23)%	0.85%	$207.4	33%
ON AB Mid Cap Core Portfolio
Year Ended December 31, 2022	$62.45	0.14	(14.02)	(13.88)	(23.41)	$25.16	(23.31)%	0.88%	0.53%	0.88%	$77.8	41%
Year Ended December 31, 2021	$56.98	0.18	9.18	9.36	(3.89)	$62.45	16.79%	0.89%	0.30%	0.89%	$104.7	125	%(a)
Year Ended December 31, 2020	$48.53	(0.06)	9.21	9.15	(0.70)	$56.98	19.15%	0.98%	(0.12)%	0.98%	$109.2	14%
Year Ended December 31, 2019	$37.36	0.05	13.54	13.59	(2.42)	$48.53	36.57%	0.96%	0.10%	0.96%	$110.0	10%
Year Ended December 31, 2018	$38.60	0.02	(1.26)	(1.24)	—	$37.36	(3.21)%	0.96%	0.06%	0.96%	$102.6	103	%(b)
ON S&P 500® Index Portfolio
Year Ended December 31, 2022	$46.20	0.47	(8.86)	(8.39)	(5.20)	$32.61	(18.42)%	0.38%	1.27%	0.38%	$1,023.6	4%
Year Ended December 31, 2021	$38.72	0.54	10.09	10.63	(3.15)	$46.20	28.25%	0.37%	1.05%	0.37%	$1,325.0	5%
Year Ended December 31, 2020	$33.29	0.54	5.40	5.94	(0.51)	$38.72	17.99%	0.39%	1.49%	0.39%	$1,228.8	6%
Year Ended December 31, 2019	$28.11	0.57	8.00	8.57	(3.39)	$33.29	30.97%	0.39%	1.64%	0.39%	$1,202.6	7%
Year Ended December 31, 2018	$29.52	0.48	(1.89)	(1.41)	—	$28.11	(4.78)%	0.38%	1.58%	0.38%	$1,111.5	18%
ON BlackRock Advantage Large Cap Value Portfolio
Year Ended December 31, 2022	$23.67	0.38	(2.64)	(2.26)	(5.09)	$16.32	(8.97)%	0.73%	1.51%	0.73%	$198.9	94%
Year Ended December 31, 2021	$19.13	0.31	4.52	4.83	(0.29)	$23.67	25.39%	0.73%	1.25%	0.73%	$325.9	153%
Year Ended December 31, 2020	$18.75	0.30	0.35	0.65	(0.27)	$19.13	3.66%	0.74%	1.70%	0.74%	$316.5	150%
Year Ended December 31, 2019	$16.37	0.76	2.38	3.14	(0.76)	$18.75	19.21%	0.77%	3.94%	0.77%	$320.7	127	%(c)
Year Ended December 31, 2018	$17.88	0.87	(2.38)	(1.51)	—	$16.37	(8.45)%	0.76%	3.88%	0.76%	$321.8	18%

(a)

Effective May 1, 2021, the sub-adviser to the ON AB Small Cap Portfolio and ON AB Mid Cap Core Portfolio changed from Janus Capital Management LLC to AllianceBernstein, L.P. Costs of purchases and proceeds from sales of portfolio securities associated with the change in the sub-adviser contributed to a higher portfolio turnover rate for the year ended December 31, 2021 as compared to prior years.

(b)

Effective May 1, 2018, the sub-adviser changed from Goldman Sachs Asset Management, L.P. to Janus Capital Management LLC. Costs of purchases and proceeds from sales of portfolio securities associated with the change in the sub-adviser contributed to a higher portfolio turnover rate for the year ended December 31, 2018 as compared to prior years.

(c)

Effective December 7, 2019, the sub-adviser changed from Federated Equity Management Company of Pennsylvania to BlackRock Investment Management, LLC. Costs of purchases and proceeds from sales of portfolio securities associated with the change in the sub-adviser contributed to a higher portfolio turnover rate for the year ended December 31, 2019 as compared to prior years.

# Performance does not include fees and expenses imposed by a variable annuity contract. Had those fees and expenses been included, performance would have been lower than the returns presented.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.

Financial Highlights

		Selected per-share data						Ratios and supplemental data

		Operations			Distributions			Ratios to average net assets

								Ratios net of expenses reduced or reimbursed by adviser		Ratios assuming no expenses reduced or reimbursed by adviser

	Net asset value, beginning of year	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from operations	Distributions to shareholders	Net asset value, end of year	Total Return#	Expenses	Net investment income (loss)	Expenses	Net assets, end of year (millions)	Portfolio turnover rate
ON Federated High Income Bond Portfolio
Year Ended December 31, 2022	$21.58	1.18	(3.65)	(2.47)	(1.14)	$17.97	(11.43)%	0.84%	5.05%	0.84%	$123.6	13%
Year Ended December 31, 2021	$21.65	1.05	0.02	1.07	(1.14)	$21.58	4.97%	0.82%	4.50%	0.82%	$170.2	36%
Year Ended December 31, 2020	$20.69	1.12	0.16	1.28	(0.32)	$21.65	6.26%	0.83%	4.97%	0.83%	$175.6	33%
Year Ended December 31, 2019	$18.73	1.14	1.70	2.84	(0.88)	$20.69	15.29%	0.80%	5.34%	0.80%	$198.7	23%
Year Ended December 31, 2018	$19.36	1.41	(2.04)	(0.63)	—	$18.73	(3.25)%	0.75%	5.39%	0.75%	$202.1	14%
ON Nasdaq-100® Index Portfolio
Year Ended December 31, 2022	$28.58	0.08	(8.66)	(8.58)	(7.54)	$12.46	(32.57)%	0.43%	0.46%	0.43%	$208.5	9%
Year Ended December 31, 2021	$28.08	0.12	6.89	7.01	(6.51)	$28.58	26.99%	0.41%	0.28%	0.41%	$356.5	7%
Year Ended December 31, 2020	$19.83	0.13	9.30	9.43	(1.18)	$28.08	48.32%	0.42%	0.49%	0.42%	$383.0	10%
Year Ended December 31, 2019	$16.60	0.14	6.15	6.29	(3.06)	$19.83	38.86%	0.42%	0.66%	0.42%	$353.0	8%
Year Ended December 31, 2018	$16.67	0.12	(0.19)	(0.07)	—	$16.60	(0.42)%	0.41%	0.67%	0.41%	$327.6	22%
ON BlackRock Advantage Large Cap Core Portfolio
Year Ended December 31, 2022	$44.84	0.30	(8.89)	(8.59)	(10.46)	$25.79	(19.56)%	0.69%	0.97%	0.69%	$313.8	90%
Year Ended December 31, 2021	$38.66	0.35	10.24	10.59	(4.41)	$44.84	28.49%	0.69%	0.66%	0.69%	$437.3	135%
Year Ended December 31, 2020	$32.95	0.38	5.39	5.77	(0.06)	$38.66	17.55%	0.70%	1.04%	0.70%	$418.5	137%
Year Ended December 31, 2019	$24.79	0.22	8.10	8.32	(0.16)	$32.95	33.60%	0.74%	1.28%	0.74%	$430.6	152	%(a)
Year Ended December 31, 2018	$30.22	0.20	(5.63)	(5.43)	—	$24.79	(17.97)%	0.82%	0.63%	0.82%	$155.3	272%
ON BlackRock Advantage Small Cap Growth Portfolio
Year Ended December 31, 2022	$37.99	0.01	(9.57)	(9.56)	(9.94)	$18.49	(26.12)%	0.86%	0.03%	0.86%	$135.0	49%
Year Ended December 31, 2021	$41.69	(0.13)	1.88	1.75	(5.45)	$37.99	4.05%	0.85%	(0.33)%	0.85%	$196.2	87%
Year Ended December 31, 2020	$31.42	(0.06)	10.73	10.67	(0.40)	$41.69	34.34%	0.86%	(0.17)%	0.86%	$209.8	87%
Year Ended December 31, 2019	$23.62	0.02	8.02	8.04	(0.24)	$31.42	34.07%	0.91%	0.11%	0.91%	$204.8	114	%(a)
Year Ended December 31, 2018	$24.91	(0.26)	(1.03)	(1.29)	—	$23.62	(5.18)%	1.05%	(0.55)%	1.05%	$25.5	201%

(a)

The cost of purchases and proceeds from sales of Portfolio securities that were incurred to realign the Portfolios holdings subsequent to the August 23, 2019 reorganization are excluded from the portfolio turnover rate calculation. If such amounts had not been excluded, the portfolio turnover rates would have been 211% for the ON BlackRock Advantage Large Cap Core Portfolio and and 177% for the ON BlackRock Advantage Small Cap Growth Portfolio. Effective February 1, 2019, the sub-adviser to the Portfolios changed from Suffolk Capital Management, LLC to BlackRock Investment Management, LLC.

# Performance does not include fees and expenses imposed by a variable annuity contract. Had those fees and expenses been included, performance would have been lower than the returns presented.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.

Financial Highlights

	Selected per-share data							Ratios and supplemental data

		Operations			Distributions			Ratios to average net assets

								Ratios net of expenses reduced or reimbursed by adviser		Ratios assuming no expenses reduced or reimbursed by adviser

	Net asset value, beginning of year	Net investment income	Net realized and unrealized gain (loss)	Total from operations	Distributions to shareholders	Net asset value, end of year	Total Return#	Expenses	Net investment income (loss)	Expenses	Net assets, end of year (millions)	Portfolio turnover rate
ON S&P MidCap 400® Index Portfolio
Year Ended December 31, 2022	$26.22	0.26	(3.79)	(3.53)	(3.98)	$18.71	(13.40)%	0.42%	1.30%	0.42%	$369.5	26%
Year Ended December 31, 2021	$21.70	0.29	4.90	5.19	(0.67)	$26.22	24.18%	0.41%	0.99%	0.41%	$437.6	21%
Year Ended December 31, 2020	$19.25	0.27	2.27	2.54	(0.09)	$21.70	13.33%	0.42%	1.31%	0.42%	$428.2	28%
Year Ended December 31, 2019	$15.46	0.21	3.74	3.95	(0.16)	$19.25	25.58%	0.44%	1.37%	0.44%	$450.9	39%
Year Ended December 31, 2018	$17.46	0.10	(2.10)	(2.00)	—	$15.46	(11.45)%	0.51%	1.32%	0.51%	$306.6	28%
ON BlackRock Advantage Large Cap Growth Portfolio
Year Ended December 31, 2022	$33.65	0.01	(9.13)	(9.12)	(17.96)	$6.57	(32.56)%	0.75%	0.49%	0.75%	$375.1	135%
Year Ended December 31, 2021	$36.36	0.01	8.69	8.70	(11.41)	$33.65	26.69%	0.78%	(0.09)%	0.78%	$81.5	138%
Year Ended December 31, 2020	$27.54	0.08	9.22	9.30	(0.48)	$36.36	33.97%	0.79%	0.21%	0.79%	$116.8	143%
Year Ended December 31, 2019	$20.59	0.16	7.77	7.93	(0.98)	$27.54	38.68%	0.80%	0.62%	0.80%	$113.2	214%
Year Ended December 31, 2018	$24.19	0.12	(3.72)	(3.60)	—	$20.59	(14.88)%	0.88%	0.43%	0.88%	$87.5	269%
ON Risk Managed Balanced Portfolio
Year Ended December 31, 2022	$17.16	0.09	(3.96)	(3.87)	(0.60)	$12.69	(22.62)%	0.87%	1.48%	0.87%	$1,139.2	124%
Year Ended December 31, 2021	$17.63	0.09	2.43	2.52	(2.99)	$17.16	15.04%	0.95%	0.48%	0.95%	$447.0	51%
Year Ended December 31, 2020	$14.81	0.13	3.12	3.25	(0.43)	$17.63	22.15%	0.98%	0.76%	0.98%	$443.8	114	%(a),(b)
Year Ended December 31, 2019	$12.91	0.21	3.01	3.22	(1.32)	$14.81	25.16%	0.99%	1.39%	0.99%	$403.6	105	%(b)
Year Ended December 31, 2018	$13.01	0.17	(0.27)	(0.10)	—	$12.91	(0.77)%	0.99%	1.27%	0.99%	$347.1	131	%(b)
ON Federated Core Plus Bond Portfolio
Year Ended December 31, 2022	$10.30	0.23	(1.54)	(1.31)	(0.16)	$8.83	(12.78)%	0.56%	2.22%	0.56%	$551.1	81%
Year Ended December 31, 2021	$10.47	0.06	(0.19)	(0.13)	(0.04)	$10.30	(1.27)%	0.57%	1.85%	0.57%	$716.5	40%
Period From May 1, 2020 (inception) to December 31, 2020	$10.00	0.11	0.36	0.47	—	$10.47	4.70%*	0.65%**	1.65%**	0.65%**	$239.9	30	%*

*	Not annualized
**	Annualized
(a)

Effective May 1, 2020, the sub-adviser(s) to the ON Risk Managed Balanced Portfolio changed from Janus Capital Management LLC and AnchorPath Financial, LLC to AllianceBernstein, L.P. Costs of purchases and proceeds from sales of portfolio securities associated with the change in the sub-adviser contributed to a higher portfolio turnover rate for the year ended December 31, 2020 as compared to prior years.

(b)

The portfolio turnover calculation in previous years includes purchases and sales from mortgage dollar roll transactions. Without the effect of mortgage dollar roll transactions, the portfolio turnover rate would have been 102% for the year ended December 31, 2020, 84% for the year ended December 31, 2019, 102% for the year ended December 31, 2018, and 63% for the year ended December 31, 2017 (see Note 2 of the Notes to Financial Statements).

# Performance does not include fees and expenses imposed by a variable annuity contract. Had those fees and expenses been included, performance would have been lower than the returns presented.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.

Financial Highlights

	Selected per-share data									Ratios and supplemental data

	Operations					Distributions				Ratios to average net assets

										Ratios net of expenses reduced or reimbursed by adviser				Ratios assuming no expenses reduced or reimbursed by adviser

	Net asset value, beginning of year	Net investment income		Net realized and unrealized gain (loss)	Total from operations	Distributions to shareholders	Net asset value, end of year	Total Return#		Expenses		Net investment income		Expenses		Net assets, end of year (millions)	Portfolio turnover rate
ON U.S. Low Volatility Portfolio
Year Ended December 31, 2022	$11.12	0.13		(0.95)	(0.82)	(0.32)	$9.98	(7.33)%		0.62%		1.06%		0.62%		$738.4	78%
Period from June 25, 2021 (inception) to December 31, 2021	$10.00	0.05		1.07	1.12	—	$11.12	11.20	%*	0.62	%**	0.89	%**	0.62	%**	$983.6	32	%*
ON AB Relative Value Portfolio
Year Ended December 31, 2022	$10.52	0.12		(0.59)	(0.47)	(0.01)	$10.04	(4.50)%		0.74%		1.44%		0.74%		$125.7	81%
Period from December 2, 2021 (inception) to December 31, 2021	$10.00	—	(a)	0.52	0.52	—	$10.52	5.20	%*	1.19	%**	0.38	%**	1.19	%**	$77.6	5	%*
ON iShares Managed Risk Balanced Portfolio
Year Ended December 31, 2022	$10.23	0.10		(1.72)	(1.62)	(0.09)	$8.52	(15.84)%		0.61	%†	1.58	%†	0.61	%†	$611.6	48%
Period from June 25, 2021 (inception) to December 31, 2021	$10.00	0.06		0.17	0.23	—	$10.23	2.30	%*	0.62	%**,†	1.22	%**,†	0.62	%**,†	$412.0	15	%*
ON iShares Managed Risk Moderate Growth Portfolio
Period from October 14, 2022 (inception) to December 31, 2022.	$10.00	0.06		0.53	0.59	—	$10.59	5.90	%*	0.61	%**,†	2.58	%**,†	0.61	%**,†	$491.0	49	%*
ON iShares Managed Risk Growth Portfolio
Period from October 14, 2022 (inception) to December 31, 2022.	$10.00	0.05		0.55	0.60	—	$10.60	6.00	%*	0.61	%**,†	2.45	%**,†	0.61	%**,†	$426.6	47	%*

*	Not annualized
**	Annualized
†	The ratios presented only reflect the direct income and expenses for the Portfolio, and do not include the indirect expenses related to the underlying funds in which the Portfolio invests.
(a)	The absolute value of per share or ratio data is less than $0.005 per share, or 0.005%, respectively.

# Performance does not include fees and expenses imposed by a variable annuity contract. Had those fees and expenses been included, performance would have been lower than the returns presented.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.

Financial Highlights

	Selected per-share data									Ratios and supplemental data

		Operations			Distributions					Ratios to average net assets

										Ratios net of expenses reduced or reimbursed by adviser		Ratios assuming no expenses reduced or reimbursed by adviser

	Net asset value, beginning of year	Net investment income	Net realized and unrealized gain (loss)	Total from operations	Distributions to shareholders	Return of capital	Total distributions	Net asset value, end of year	Total Return#	Expenses†	Net investment income†	Expenses†	Net assets, end of year (millions)	Portfolio turnover rate
ON Moderately Conservative Model Portfolio
Year Ended December 31, 2022	$13.32	0.23	(2.24)	(2.01)	(0.96)	—	(0.96)	$10.35	(15.12)%	0.47%	1.91%	0.47%	$ 213.4	29%
Year Ended December 31, 2021	$12.67	0.20	0.79	0.99	(0.34)	—	(0.34)	$13.32	7.90%	0.43%	1.29%	0.45%	$ 281.6	13%
Year Ended December 31, 2020	$11.37	0.09	1.21	1.30	—	—	—	$12.67	11.43%	0.40%	0.97%	0.47%	$ 303.5	23	%(a)
Year Ended December 31, 2019	$10.09	0.26	1.41	1.67	(0.37)	(0.02)	(0.39)	$11.37	16.58%	0.35%	2.22%	0.46%	$ 223.2	18%
Year Ended December 31, 2018	$10.69	0.15	(0.75)	(0.60)	—	—	—	$10.09	(5.61)%	0.28%	1.26%	0.45%	$ 237.2	38%
ON Balanced Model Portfolio
Year Ended December 31, 2022	$14.22	0.22	(2.46)	(2.24)	(1.39)	—	(1.39)	$10.59	(15.75)%	0.44%	1.58%	0.44%	$ 787.9	27%
Year Ended December 31, 2021	$13.06	0.18	1.25	1.43	(0.27)	—	(0.27)	$14.22	11.03%	0.42%	1.14%	0.43%	$1,092.5	12%
Year Ended December 31, 2020	$11.48	0.08	1.50	1.58	—	—	—	$13.06	13.76%	0.39%	0.67%	0.43%	$1,127.8	22%
Year Ended December 31, 2019	$ 9.97	0.21	1.73	1.94	(0.24)	(0.19)	(0.43)	$11.48	19.46%	0.36%	1.82%	0.43%	$1,109.5	22%
Year Ended December 31, 2018	$10.81	0.09	(0.93)	(0.84)	—	—	—	$ 9.97	(7.77)%	0.31%	0.77%	0.42%	$1,146.9	37%
ON Moderate Growth Model Portfolio
Year Ended December 31, 2022	$15.26	0.18	(2.81)	(2.63)	(1.75)	—	(1.75)	$10.88	(17.17)%	0.42%	1.27%	0.42%	$1,445.2	32%
Year Ended December 31, 2021	$13.46	0.16	1.83	1.99	(0.19)	—	(0.19)	$15.26	14.83%	0.42%	0.98%	0.42%	$1,977.3	15%
Year Ended December 31, 2020	$11.63	0.04	1.79	1.83	—	—	—	$13.46	15.74%	0.44%	0.35%	0.45%	$1,987.4	16%
Year Ended December 31, 2019	$ 9.93	0.16	2.20	2.36	(0.30)	(0.36)	(0.66)	$11.63	23.81%	0.43%	1.31%	0.44%	$1,961.4	20%
Year Ended December 31, 2018	$11.05	0.05	(1.17)	(1.12)	—	—	—	$ 9.93	(10.14)%	0.35%	0.42%	0.42%	$1,945.0	49%
ON Growth Model Portfolio
Year Ended December 31, 2022	$16.47	0.15	(3.18)	(3.03)	(2.26)	—	(2.26)	$11.18	(18.29)%	0.44%	1.01%	0.44%	$ 330.9	28%
Year Ended December 31, 2021	$14.17	0.13	2.35	2.48	(0.18)	—	(0.18)	$16.47	17.58%	0.49%	0.78%	0.49%	$ 448.2	18%
Year Ended December 31, 2020	$11.94	0.02	2.21	2.23	—	—	—	$14.17	18.68%	0.46%	0.16%	0.47%	$ 443.1	11%
Year Ended December 31, 2019	$ 9.86	0.11	2.50	2.61	(0.35)	(0.18)	(0.53)	$11.94	26.47%	0.45%	0.92%	0.47%	$ 433.6	18%
Year Ended December 31, 2018	$11.15	0.02	(1.31)	(1.29)	—	—	—	$ 9.86	(11.57)%	0.31%	0.17%	0.43%	$ 424.2	62%

(a)

The cost of purchases and proceeds from sales of Portfolio securities that were incurred to realign the Portfolio’s holdings subsequent to the December 4, 2020 reorganization are excluded from the portfolio turnover rate calculation. If such amounts had not been excluded, the portfolio turnover rate would have been 28%.

# Performance does not include fees and expenses imposed by a variable annuity contract. Had those fees and expenses been included, performance would have been lower than the returns presented.

† Ratios presented only reflect the direct income and expenses for the Portfolio, and do not include the indirect expenses related to the underlying funds in which the Portfolio invests.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.

Notes to Financial Statements	December 31, 2022

(1)	Organization

Ohio National Fund, Inc. (the “Fund”) is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the “40 Act”). The Fund is an open-end investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The Fund consists of twenty-five separate investment portfolios (the “Portfolios”) that seek the following objectives and strategies:

∎

ON Bond Portfolio – High level of income and opportunity for capital appreciation consistent with preservation of capital by investing, under normal circumstances, at least 80% of its net assets in corporate debt securities.

∎	ON BlackRock Balanced Allocation Portfolio – High level of long-term total return consistent with preservation of capital by investing in stocks, bonds, and money market instruments.

∎

ON BlackRock Advantage International Equity Portfolio – Long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in non-U.S. equity securities and equity-like instruments of companies that are components of, or have characteristics similar to, the companies included in the MSCI EAFE Index (Net - USD).

∎	ON Janus Henderson Forty Portfolio – Long-term capital growth by investing primarily in domestic and foreign equity securities selected for growth potential.

∎

ON AB Small Cap Portfolio – Long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in equity securities of smaller capitalization companies with market capitalizations at the time of investment that fall within the lowest 20% of the total U.S. equity market capitalization (excluding companies with market capitalizations of less than $10 million).

∎

ON AB Mid Cap Core Portfolio – Long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in equity securities of mid-capitalization companies with public stock market capitalization at the time of investment that are within the range of market capitalizations of the companies constituting the Russell Midcap® Index.

∎

ON S&P 500® Index Portfolio – Total return approximating that of the Standard & Poor’s 500® Index (S&P 500® Index), at a risk level consistent with that of the S&P 500® Index by investing, under normal circumstances, more than 80% of its net assets in common stock and other securities of companies that are included in the S&P 500® Index.

∎

ON BlackRock Advantage Large Cap Value Portfolio – Growth of capital by investing, under normal circumstances, at least 80% of its net assets in stocks of large capitalization companies with market capitalizations at the time of investment that are within the range of market capitalizations of the companies in the Russell 1000® Value Index for the previous twelve months.

∎

ON Federated High Income Bond Portfolio – High current income by investing, under normal circumstances, at least 80% of its net assets in lower rated corporate debt obligations commonly referred to as “junk bonds”. The Portfolio’s investments are generally rated BB or lower by Standard & Poor’s or Fitch, or Ba or lower by Moody’s.

∎

ON Nasdaq-100® Index Portfolio – Long-term growth of capital by investing, under normal circumstances, more than 80% of its net assets in the common stocks of companies that are included in the Nasdaq-100® Index.

∎

ON BlackRock Advantage Large Cap Core Portfolio – Long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in common stocks of the 1,000 largest publicly traded U.S. companies in terms of market capitalization.

∎

ON BlackRock Advantage Small Cap Growth Portfolio – Long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in stocks of small capitalization companies with a market capitalization at the time of investment that is no greater than the largest market capitalization of a company in the Russell 2000® Index for the previous twelve months.

∎

ON S&P MidCap 400® Index Portfolio – Total return approximating that of the Standard & Poor’s MidCap 400® Index (S&P MidCap 400® Index), including reinvestment of dividends, at a risk level consistent with that of the S&P MidCap 400® Index by investing, under normal circumstances, more than 80% of its net assets in the common stock and other securities included in the S&P MidCap 400® Index.

∎

ON BlackRock Advantage Large Cap Growth Portfolio – Long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in stocks of large capitalization companies with market capitalizations at the time of investment that are within the range of market capitalizations of the companies in the Russell 1000® Growth Index for the previous twelve months.

169	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2022

∎

ON Risk Managed Balanced Portfolio – Long-term capital growth, consistent with preservation of capital and balanced by current income. The Portfolio invests in a balanced portfolio of equity and fixed-income securities and a risk management portfolio intended to enhance the risk adjusted return of the Portfolio.

∎

ON Federated Core Plus Bond Portfolio - Total return by investing, under normal circumstances, at least 80% of its net assets in fixed-income investments, primarily U.S. dollar denominated, investment-grade, fixed income securities. Investment-grade, fixed income securities are rated in one of the four highest categories (BBB- or higher) by a nationally recognized statistical rating organization (“NRSRO”).

∎

ON U.S. Low Volatility Portfolio (formerly ON Janus Henderson U.S. Low Volatility Portfolio)—Capital appreciation by investing, under normal circumstances, at least 80% of its net assets in U.S. common stocks of companies included in the S&P 500® Index. Those stocks are selected by a mathematical investment process which seeks to achieve returns similar to those of the S&P 500®Index over the long-term with lower absolute volatility.

∎

ON AB Relative Value Portfolio - Long-term growth of capital by investing primarily in the equity securities of U.S. companies that the Portfolio’s sub-adviser believes are trading at attractive valuations and that have strong or improving business models.

∎

ON iShares Managed Risk Balanced Portfolio[1] - Income and capital appreciation by investing in underlying exchange traded funds (“ETFs”) and futures. Under normal market conditions, through investments in the underlying funds and derivatives, the Portfolio invests a minimum of 25% of its assets in equity investments and a minimum of 25% of its assets in fixed income investments.

∎

ON iShares Managed Risk Moderate Growth Portfolio[1] - Income and capital appreciation by investing in underlying exchange traded funds (“ETFs”) and futures. Under normal market conditions, through investments in the underlying funds and derivatives, the Portfolio expects to allocate 65% of its assets in equity investments and 35% of its assets in fixed income investments.

∎

ON iShares Managed Risk Growth Portfolio[1] - Income and capital appreciation by investing in underlying exchange traded funds (“ETFs”) and futures. Under normal market conditions, through investments in the underlying funds and derivatives, the Portfolio expects to allocate 85% of its assets in equity investments and 15% of its assets in fixed income investments.

∎

ON Moderately Conservative Model Portfolio[2] – Current income and moderate growth of capital with a greater emphasis on current income by investing in underlying mutual funds. Under normal circumstances, the Portfolio intends to have investment exposure to various asset classes within the following target asset allocation ranges: U.S. Equity 20-40%, International Equity 5-20%, and Fixed Income 30-70%.

∎

ON Balanced Model Portfolio[2] – A balance between growth of capital and current income with a greater emphasis on growth of capital by investing in underlying mutual funds. Under normal circumstances, the Portfolio intends to have investment exposure to various asset classes within the following target asset allocation ranges: U.S. Equity 25-50%, International Equity 10-25%, and Fixed Income 25-50%.

∎

ON Moderate Growth Model Portfolio[2] – Growth of capital and moderate current income with a greater emphasis on growth of capital by investing in underlying mutual funds. Under normal circumstances, the Portfolio intends to have investment exposure to various asset classes within the following target asset allocation ranges: U.S. Equity 40-60%, International Equity 15-35%, and Fixed Income 10-30%.

∎

ON Growth Model Portfolio[2] – Growth of capital and some current income by investing in underlying mutual funds. Under normal circumstances, the Portfolio intends to have investment exposure to various asset classes within the following target asset allocation ranges: U.S. Equity 50-80%, International Equity 15-45%, and Fixed Income 0-15%.

[1]	Collectively, the “ON iShares Managed Risk Portfolios”.
[2]	Collectively, the “ON Model Portfolios”.

The ON iShares Managed Risk Portfolios and the ON Model Portfolios are each a “Fund of Funds”, which means each invests primarily in other open-end mutual funds or exchange traded funds (“ETFs”). Those underlying mutual funds or ETFs invest in stocks, bonds, and other securities that are consistently recorded at fair value, but involve varying amounts of potential investment risk and reward. The portfolio management team of each of those Portfolios periodically adjust the investment allocation to allow the Portfolio to achieve its investment objective.

Additional detail regarding Portfolio-specific objectives, policies, and investment strategies is provided in the Prospectuses and Statements of Additional Information of Ohio National Fund, Inc. There are no assurances that these objectives will be met. Each Portfolio, except the ON Nasdaq-100® Index Portfolio, is classified as diversified for purposes of Section 5(b) of the 40 Act.

170	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2022

At present, the Fund issues its shares to separate accounts of The Ohio National Life Insurance Company (“ONLIC”), Ohio National Life Assurance Corporation (“ONLAC”), and National Security Life and Annuity Company (“NSLA”) to support certain benefits under variable contracts issued by those entities, as well as for purchases by other Portfolios of the Fund. In the future, Fund shares may be used for other purposes but, unless there is a change in applicable law, they will not be sold directly to the public.

ONLIC and NSLA no longer market, nor issue, variable annuities. ONLIC and NSLA will continue to service the in-force variable annuity contracts, the variable separate accounts, and underlying subaccounts regardless of new sales.

Interest in each Portfolio is represented by a separate class of the Fund’s capital stock, par value $1. Each share of a Portfolio participates equally in the Portfolio’s dividends, distributions, net assets, and voting matters.

The Fund is authorized to issue 1.55 billion of its capital shares. Of this total, shares authorized have been allocated to specific Portfolios of the Fund as follows:

Portfolio	Authorized Shares

ON Bond	22,000,000
ON BlackRock Balanced Allocation	25,000,000
ON BlackRock Advantage International Equity	50,000,000
ON Janus Henderson Forty	74,000,000
ON AB Small Cap	17,000,000
ON AB Mid Cap Core	6,000,000
ON S&P 500® Index	50,000,000
ON BlackRock Advantage Large Cap Value	26,000,000
ON Federated High Income Bond	13,000,000
ON Nasdaq-100® Index	27,000,000
ON BlackRock Advantage Large Cap Core	19,000,000
ON BlackRock Advantage Small Cap Growth	12,000,000
ON S&P MidCap 400® Index	31,000,000

Portfolio	Authorized Shares

ON BlackRock Advantage Large Cap Growth	82,000,000
ON Risk Managed Balanced	170,000,000
ON Federated Core Plus Bond	115,000,000
ON U.S. Low Volatility	155,000,000
ON AB Relative Value	25,000,000
ON iShares Managed Risk Balanced	123,000,000
ON iShares Managed Risk Moderate Growth	95,000,000
ON iShares Managed Risk Growth	80,000,000
ON Moderately Conservative Model	28,000,000
ON Balanced Model	97,000,000
ON Moderate Growth Model	170,000,000
ON Growth Model	38,000,000

The Fund’s Board of Directors (the “Board”) periodically reallocates authorized shares among the Portfolios of the Fund and may authorize additional shares as deemed necessary.

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the risk of loss to the Fund is expected to be remote.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements:

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Board has adopted policies for the valuation of the Fund’s securities, which include guidelines for valuation when active market quotations are not readily available. The Board has delegated authority to the Fund’s adviser, Ohio National Investments, Inc. (“ONI”) to apply those guidelines in the determination of fair value, subject to oversight by the Board.

Fixed income instruments that mature in sixty days or less, and of sufficient credit quality, are valued at amortized cost. Amortized cost valuation involves valuing a security at its cost initially and thereafter amortizing to maturity any discounts or premiums on the level-yield method, regardless of the impact of fluctuating market interest rates on the value of the security. In these instances, amortized cost approximates fair value.

Investments, other than those securities aforementioned, are valued as follows:

171	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2022

Domestic equity securities that are traded on U.S. exchanges, other than the Nasdaq Stock Market, are valued at the last trade price reported by the primary exchange of each security (4:00 pm Eastern Time for normal trading sessions). Domestic equity securities that are listed on the Nasdaq Stock Market are valued at the Nasdaq Official Closing Price (“NOCP”). Over-the-counter domestic equity securities are valued at the last trade price reported daily as of 4:00 pm Eastern Time (normal trading sessions). If, on a particular day, a domestic equity security does not trade, or otherwise cannot be priced by independent pricing services, then a broker quotation as of the end of the current trading session, the evaluated mean between the bid and ask prices, as reported by an approved independent pricing source, or a previous last trade price may be used when appropriate.

Over-the-counter traded American Depositary Receipts (“ADRs”) may also be valued at an evaluated price based on the value of the underlying securities. If a domestic equity security is not traded on a particular day, the mean between the bid and ask prices reported at 4:00 pm Eastern Time (normal trading sessions) by the primary exchange will generally be used for valuation purposes. The principal sources for market quotations are independent pricing services that have been approved by the Board.

Fixed income securities that have a remaining maturity exceeding sixty days are generally valued at the evaluated bid price reported at 4:00 pm Eastern Time (normal trading sessions), as provided by independent pricing services approved by the Board. Many fixed income securities, including investment grade and high-yield corporate bonds, U.S. Treasury and government agency obligations, and other asset-backed instruments are not actively traded on a daily basis. As such, the approved pricing services may use asset type-specific valuation models to provide good faith determinations that the holders of securities would receive in an orderly transaction under current market conditions. The valuation models may use observable market data such as recent transaction data, benchmark yields, broker/dealer inputs, valuations and yields of comparable instruments, relative credit information, observed market movements, and market research and news. Asset-backed securities and mortgage-backed securities may use valuation models that heavily consider predicted cash flows of each tranche of an issue, benchmark spreads, and unique attributes of the tranche. The last trade or last evaluated bid may be used if an evaluated bid price is not available.

U.S exchange-traded options are valued at the composite basis last sale price as reported to a Board-approved independent pricing service by the OPRA (Options Price Reporting Authority) at 4:00 pm Eastern Time (normal trading sessions). If there are no reported trades for a trading session, the evaluated composite-basis bid price, or other method will be used for valuation purposes.

Futures contracts are valued at the daily quoted settlement prices as reported by an approved independent pricing source.

Shares of open-end mutual funds are valued at each fund’s last calculated net asset value per share.

Shares of closed-end mutual funds that are traded on U.S. exchanges are valued similarly to other domestic equity securities, typically at the last trade price reported by the primary exchange of each fund (4:00 pm Eastern Time for normal trading sessions).

Foreign equity securities are initially priced at the reported close price of the exchange on which a security is primarily traded. Securities not traded on a particular day are valued at the mean between the last reported bid and ask quotes at daily close, or the last sale price when appropriate. The principal sources for market quotations are independent pricing services that have been approved by the Board.

Equity securities that are primarily traded on foreign exchanges, other than those with close times that are consistent with the normal 4:00 pm Eastern Time close of U.S. equity markets, are further subjected to fair valuation pricing procedures provided by an independent fair valuation service. The service provides data that can be used to estimate the price of a foreign issue that would prevail in a liquid market given market information available daily at 4:00 pm Eastern Time (normal trading sessions). Multiple factors may be considered in performing this valuation, including an issue’s local close price, relevant general and sector indices, currency fluctuations, and pricing of related depository receipts, exchange traded funds, and futures. The pricing procedures are performed for each individual security for which there is a fairly large degree of certainty that the local close price is not the liquid market price at the time of U.S. market close. The procedures are performed each day there is a change in a consistently used market index from the time of local close to the U.S. market close. Backtesting analysis is performed on a quarterly basis to monitor the effectiveness of these procedures. The testing is reviewed by management of the Fund and is reported to the Board. Prior results have indicated that these procedures have been effective in reaching valuation objectives.

Restricted securities, illiquid securities, or other investments for which market quotations or other observable market inputs are not readily available are valued at an estimate of value using methods determined in good faith by the Adviser’s Pricing Committee under the supervision of the Board.

The differences between the aggregate cost and values of investments are reflected as unrealized appreciation or unrealized depreciation.

172	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2022

Pricing inputs used in the Fund’s determination of its investment values are categorized according to a three-tier hierarchy framework. The hierarchy is summarized in three broad levels:

Level 1:	Quoted prices in active markets for identical securities.

Level 2:	Other significant observable inputs, including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.

Level 3:	Significant unobservable inputs, including the Fund’s own assumptions used to determine the value of securities.

The following is a summary of the inputs used in valuing each of the Portfolio’s assets (liabilities) at value as of December 31, 2022:

Portfolio	Financial Instrument Type	Level 1	Level 2	Level 3

ON Bond	Corporate Bonds***	$—	$185,023,141	$—
	U.S. Treasury Obligations	—	22,015,820	—
	Asset-Backed Securities***	—	5,642,279	—

		$—	$212,681,240	$—

ON BlackRock Balanced Allocation	Common Stocks***	$296,819,772	$—	$—
	Corporate Bonds***	—	111,817,795	—
	U.S. Treasury Obligations	—	3,399,492	—
	Asset-Backed Securities***	—	2,288,757	—

		$296,819,772	$117,506,044	$—

	Long Futures Contracts	$(117,814)	$—	$—

ON BlackRock Advantage International Equity	Common Stocks***	$761,194	$346,478,351	$—
	Preferred Securities***	—	1,892,573	—

		$761,194	$348,370,924	$—

	Long Futures Contracts	$(191,413)	$—	$—

ON Janus Henderson Forty	Common Stocks***	$42,691,161	$861,588	$—
	Commercial Paper	—	599,867	—

		$42,691,161	$1,461,455	$—

ON AB Small Cap	Common Stocks***	$112,297,428	$—	$—
	Exchange Traded Funds	425,596	—	—

		$112,723,024	$—	$—

ON AB Mid Cap Core	Common Stocks***	$76,853,117	$—	$—

	Long Futures Contracts	$(7,212)	$—	$—

ON S&P 500® Index	Common Stocks***	$1,007,729,400	$—	$—
	U.S. Treasury Obligations	—	199,504	—

		$1,007,729,400	$199,504	$—

	Long Futures Contracts	$(509,228)	$—	$—

ON BlackRock Advantage Large Cap Value	Common Stocks***	$197,172,468	$—	$—

	Long Futures Contracts	$(94,864)	$—	$—

ON Federated High Income Bond	Corporate Bonds***	$—	$119,607,562	$—
	Common Stocks***	158,990	—	—
	Rights***	—	3,841	—

		$158,990	$119,611,403	$—

173	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2022

Portfolio	Financial Instrument Type	Level 1	Level 2	Level 3
ON Nasdaq-100® Index	Common Stocks***	$204,387,215	$—	$—
	U.S. Treasury Obligations	—	99,752	—

		$204,387,215	$99,752	$—

	Long Futures Contracts	$(83,855)	$—	$—

ON BlackRock Advantage Large Cap Core	Common Stocks***	$308,477,380	$—	$—

	Long Futures Contracts	$(141,087)	$—	$—

ON BlackRock Advantage Small Cap Growth	Common Stocks***	$132,494,569	$—	$—
	Rights	—	4,950	—

		$132,494,569	$4,950	$—

	Long Futures Contracts	$(53,419)	$—	$—

ON S&P MidCap 400® Index	Common Stocks***	$366,041,240	$—	$—
	U.S. Treasury Obligations	—	99,752	—

		$366,041,240	$99,752	$—

	Long Futures Contracts	$(69,432)	$—	$—

ON BlackRock Advantage Large Cap Growth	Common Stocks***	$368,392,668	$—	$—

	Long Futures Contracts	$(340,010)	$—	$—

ON Risk Managed Balanced	Common Stocks***	$571,191,177	$—	$—
	Corporate Bonds***	—	182,845,020	—
	U.S. Treasury Obligations	—	161,740,824	—
	Asset-Backed / Mortgage-Backed Securities***	—	71,304,836	—
	Purchased Options	43,235,907	22,040,220	—
	U.S. Government Agency Mortgage-Backed Securities	—	50,737,491	—
	Preferred Securities***	—	1,799,952	—
	Sovereign Debt Issues	—	1,292,432	—
	Taxable Municipal Bonds	—	440,745	—

		$614,427,084	$492,201,520	$—

	Long Futures Contracts	$(2,659,267)	$—	$—

	Short Futures Contracts	$3,283,478	$—	$—

ON Federated Core Plus Bond	U.S. Treasury Obligations	$—	$253,744,029	$—
	Corporate Bonds***	—	121,781,406	—
	U.S. Government Agency Mortgage-Backed Securities	—	110,343,864	—
	Investment Companies	34,536,316	—	—
	Asset-Backed / Mortgage-Backed Securities***	—	20,042,209	—
	Sovereign Debt Issues	—	1,769,885	—
	Common Stocks***	3,379	—	—

		$34,539,695	$507,681,393	$—

	Long Futures Contracts	$(116,132)	$—	$—

174	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2022

Portfolio	Financial Instrument Type	Level 1	Level 2	Level 3

	Short Futures Contracts	$87,345	$—	$—

ON U.S. Low Volatility	Common Stocks***	$731,796,759	$—	$—

ON AB Relative Value	Common Stocks***	$121,349,349	$—	$—

ON iShares Managed Risk Balanced	Exchange Traded Funds	$566,900,065	$—	$—

	Long Futures Contracts	$(1,492,769)	$—	$—

	Short Futures Contracts	$(41,273)	$—	$—

ON iShares Managed Risk Moderate Growth	Exchange Traded Funds	$434,260,576	$—	$—

	Long Futures Contracts	$(1,750,014)	$—	$—

	Short Futures Contracts	$(240)	$—	$—

ON iShares Managed Risk Growth	Exchange Traded Funds	$385,003,028	$—	$—

	Long Futures Contracts	$(1,200,847)	$—	$—

	Short Futures Contracts	$(205)	$—	$—

ON Moderately Conservative Model	Open-End Mutual Funds	$213,535,374	$—	$—

ON Balanced Model	Open-End Mutual Funds	$788,272,962	$—	$—

ON Moderate Growth Model	Open-End Mutual Funds	$1,445,693,615	$—	$—

ON Growth Model	Open-End Mutual Funds	$331,066,125	$—	$—

***   Each of the Portfolio’s Schedules of Investments include detailed industry descriptions.

Foreign Securities and Currency

The books and records of all the Portfolios are maintained in U.S. dollars. All investments and cash quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates provided by an independent source. These exchange rates are currently determined daily at 4:00 pm Eastern Time for normal trading sessions. Purchases and sales of foreign-denominated investments are recorded at rates of exchange prevailing on the respective dates of such transactions.

The Fund may not fully isolate that portion of the results of operations resulting from changes in foreign exchange rates from fluctuations arising from changes in market prices on foreign currency-denominated investments. For the portion that is isolated, amounts are reflected in the Statements of Operations as other foreign currency related transactions. However, for tax purposes, the Fund does fully isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon sale or maturity of such investments to the extent required by federal income tax regulations.

All Portfolios of the Fund may invest in securities of foreign issuers. The ON BlackRock Advantage International Equity Portfolio may be invested entirely in foreign securities. Investments in securities of foreign issuers, including investments in foreign companies through the use of depositary receipts, carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that could adversely affect capital investment within those countries.

Restricted Securities

Restricted securities are typically those securities purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (“the 1933 Act”) or pursuant to the resale limitations provided by Rule 144A under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. 144A securities are issued by corporations without registration in reliance on 1933 Act provisions allowing for the private resale of unregistered securities to qualified institutional buyers. Section 4(a)(2) commercial paper is issued pursuant to Section 4(a)(2) of the 1933 Act which exempts an issue

175	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2022

from registration. This paper may be used to finance non-current transactions, such as acquisitions, stock repurchase programs, and other long-term assets. Investments by a Portfolio in Rule 144A and Section 4(a)(2) securities could have the effect of decreasing the liquidity of a Portfolio during any period in which qualified institutional investors were no longer interested in purchasing these securities.

Investment Transactions and Related Income

For financial reporting purposes, investment transactions are accounted for on a trade date (T+0) basis. For purposes of executing separate account shareholder transactions in the normal course of business, however, the Fund’s investment transactions are recorded no later than the first calculation on the first business day following the trade date (T+1), in accordance with Rule 2a-4 of the 40 Act. Accordingly, differences between the net asset values for financial reporting and for executing separate account shareholder transactions may arise.

Dividend income is recognized on the ex-dividend date, except in the case of those Portfolios holding foreign securities, in which dividends are recorded as soon after the ex-dividend date as the Fund’s information agents become aware of such dividends.

Interest income is accrued daily as earned and includes the amortization of premium and accretion of discount using the interest method. The period of amortization or accretion extends from the purchase date to the maturity date, except for securities that are purchased at a premium and have explicit, noncontingent call features, whereby the securities are callable at fixed prices and on pre-determined dates. The premium amounts related to those securities are generally amortized to the earliest call date. Net realized gain or loss on investments and foreign exchange transactions are determined using the specific identification method. Payments received for interest-only mortgage-backed securities are included in interest income. Because no principal is received at the maturity of an interest-only security, adjustments are made to the cost of the security until maturity. These adjustments are also included in interest income on the Statements of Operations.

Distributions to Shareholders and Federal Taxes

The Fund may satisfy its distribution requirements, as required for each of the Portfolios to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code by using consent dividends or cash distributions. Consent dividends, when authorized, become taxable to the Fund’s shareholders as if they were paid in cash. The Fund has the intent to continue to comply with tax provisions pertaining to regulated investment companies and make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. As such, no provisions for federal income or excise taxes have been recorded. Also, no tax-related interest or penalties have been incurred or accrued. The Board’s intent is that the Fund will not initiate any realized gain distributions until any applicable capital loss carryforwards have been offset.

The character of ordinary income distributions, realized capital gains distributions, and return of capital, if any, are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains for financial reporting purposes. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, they are reclassified within the composition of net assets; temporary differences do not require such reclassification. Distributions to shareholders that exceed taxable income and net taxable realized gains are reported as return of capital distributions.

The Fund’s management and its tax agent perform an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is more-likely-than-not (i.e. greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Implementation of the evaluation included a review of tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal tax and the state of Maryland. The determination has been made that there are no uncertain tax positions that would require the Portfolios to record a tax liability or provision.

Expense Allocation

Expenses directly attributable to a Portfolio are charged to that Portfolio. Expenses that cannot be directly attributed to a Portfolio are allocated among all the benefited Portfolios on a basis of relative net assets or other appropriate method.

Foreign Withholding Taxes

Certain Portfolios in the Fund may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such taxes are generally withheld based on income earned. These Portfolios accrue such taxes as the related income is earned.

176	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2022

TBA Commitments

To-Be-Announced (“TBA”) commitments are agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date beyond the customary settlement period for such securities. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and term and be within industry-accepted “good delivery” standards. When entering into TBA commitments, a Portfolio may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

Mortgage Dollar Rolls

A Portfolio may enter into a mortgage dollar roll (“MDR”) transaction in which the Portfolio agrees to both sell and purchase a similar, but not identical, TBA mortgage-backed security with the same issuer, rate, and term on a later date at a set price. MDRs are treated as purchases and sales, which may have the effect of increasing portfolio turnover rates, and result in realized gains and losses based on the agreed-upon fixed prices.

New Accounting Pronouncements and Regulations

In October 2020, the Securities and Exchange Commission (the “SEC”) adopted Rule 18f-4, which governs the use of derivatives by registered investment companies. Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation framework currently used by funds to comply with Section 18 of the 40 Act, and requires funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. Rule 18f-4 had a compliance date of August 19, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Portfolio’s financial statements.

In December 2020, the SEC adopted Rules 2a-5 and 31a-4 (the “Rules”) that clarify how investment companies may satisfy their valuation obligations under the 40 Act. The Rules permit an investment company’s board to designate a fund’s investment adviser to determine fair value, subject to the board’s oversight and certain other conditions. The Rules also create a framework for the determination of the fair value of an investment company’s investments to establish a standard baseline for valuation practices and recordkeeping. The Rules had a compliance date of September 8, 2022. Management has implemented changes in connection with the Rules and has determined that there is no material impact to the Portfolio’s financial statements.

LIBOR Transition

Payment obligations and financing terms related to certain instruments held by the Fund’s Portfolios may be tied to floating rates, such as the London Interbank Offered Rate (“LIBOR”). In 2017, the UK Financial Conduct Authority (“FCA”) announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. dollar LIBOR and the Sterling Overnight Interbank Average Rate for GBP LIBOR). Various financial industry groups have been planning for the transition away from LIBOR and markets are developing in response to these new rates, but questions around the liquidity of the new rates and how to appropriately adjust these rates to eliminate any economic value transfer at the time of transition remain a significant concern. It is difficult to predict the full impact of the transition away from LIBOR on affected Portfolios of the Fund. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that continue to rely on LIBOR. The transition may also result in a reduction in the value of certain LIBOR-based investments or reduce the effectiveness of related transactions such as hedges. Any impacts of the transition away from LIBOR, as well as other unforeseen effects, could result in losses. Since the usefulness of LIBOR as a benchmark could also deteriorate during the transition period, resulting effects could occur at any time.

Subsequent Events

Management has evaluated events and transactions through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements, and there are no other subsequent events to report.

177	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2022

(3)	Related Party and Other Transactions

The Fund has an Investment Advisory Agreement with Ohio National Investments, Inc. (“ONI”), a wholly-owned subsidiary of ONLIC. Under the terms of this agreement, ONI provides portfolio management and investment advice to the Fund and administers its operations, subject to the supervision of the Board. This agreement is renewed annually upon the approval by the Board. As compensation for its services, ONI receives advisory fees from the Fund calculated on the basis of each Portfolio’s average daily net assets and the following current schedule of Board-approved annualized fee breakpoints.

ON Bond	ON S&P 500® Index	ON Risk Managed Balanced
0.60% of first $100 million	0.40% of first $100 million	0.88% of first $500 million
0.50% of next $150 million	0.35% of next $150 million	0.74% of next $1.3 billion
0.45% of next $250 million	0.33% over $250 million	0.72% over $1.8 billion
0.40% of next $500 million	ON BlackRock Advantage Large Cap Value	ON Federated Core Plus Bond
0.30% of next $1 billion	0.67% of first $500 million	0.56% of first $100 million
0.25% over $2 billion	0.65% over $500 million	0.54% of next $150 million

ON BlackRock Balanced Allocation	ON Federated High Income Bond	0.50% of next $150 million
0.58% of first $100 million	0.75% of first $75 million	0.45% of next $350 million
0.50% of next $150 million	0.70% of next $75 million	0.43% over $750 million
0.45% of next $250 million	0.65% of next $75 million	ON U.S. Low Volatility[1]
0.40% of next $500 million	0.60% over $225 million	0.575% of first $500 million
0.30% of next $1 billion	ON Nasdaq-100® Index	0.555% over $500 million
0.25% over $2 billion	0.40% of first $100 million	ON AB Relative Value
ON BlackRock Advantage International Equity	0.35% of next $150 million	0.65% of first $100 million
0.72% of first $200 million	0.33% over $250 million	0.61% of next $200 million
0.70% of next $800 million	ON BlackRock Advantage Large Cap Core	0.59% over $300 million
0.66% over $1 billion	0.64% of first $500 million	ON iShares Managed Risk Balanced[2]
ON Janus Henderson Forty	0.62% over $500 million	0.55% of first $1.5 billion
0.73% of first $100 million	ON BlackRock Advantage Small Cap Growth	0.53% over $1.5 billion
0.68% of next $400 million	0.78% of first $100 million	ON iShares Managed Risk Moderate Growth[2]
0.63% over $500 million	0.75% of next $400 million	0.55% of first $1.5 billion
ON AB Small Cap	0.70% over $500 million	0.53% over $1.5 billion
0.73% of first $400 million	ON S&P MidCap 400® Index	ON iShares Managed Risk Growth[2]
0.675% of next $200 million	0.40% of first $100 million	0.55% of first $1.5 billion
0.63% over $600 million	0.35% of next $150 million	0.53% over $1.5 billion
ON AB Mid Cap Core	0.33% over $250 million	ON Model Portfolios
0.715% of first $100 million	ON BlackRock Advantage Large Cap Growth	0.40% of all net assets
0.71% of next $200 million	0.66% of first $500 million
0.69% of next $200 million	0.64% over $500 million
0.66% over $500 million

[1]

At a meeting held on May 13, 2022, the Board, including a majority of the Directors who are not “interested persons” of the Fund (the “Independent Directors”), approved the replacement of the sub-adviser to the Portfolio. Effective August 20, 2022, Intech Investment Management LLC (“Intech”) replaced the Portfolio’s previous sub-adviser, Janus Capital Management, LLC (“Janus”). In connection with this change in sub-adviser, the Board approved a revision to the Portfolio’s advisory fee breakpoint schedule, also effective August 20, 2022. Previously, the advisory fee breakpoints, based on the Portfolio’s daily net assets, were 0.60% of the first $500 million in net assets and 0.58% over $500 million.

[2]

At a meeting held on July 18, 2022, the Board, including a majority of the Directors who are not “interested persons” of the Fund (the “Independent Directors”), approved amendments to the Investment Advisory Agreement with the Fund’s adviser, Ohio National Investments, Inc. (“ONI”) and sub-advisory agreements between ONI and BlackRock Investment Management, LLC. (“BlackRock”). Pursuant to those amended agreements, the advisory fee and sub-advisory fee schedules for the ON iShares Managed Risk Portfolios were revised, effective October 14, 2022. Previously, the advisory fee breakpoint schedules for each of the ON iShares Managed Risk Portfolios, based on each Portfolio’s daily net assets, were 0.58% on the first $1.5 billion in net assets and 0.55% over $1.5 billion.

Under the Investment Advisory Agreement, the Fund authorizes ONI to retain sub-advisers for all Portfolios of the Fund, subject to the approval of the Board. ONI has entered into sub-advisory agreements to manage the investment of certain Portfolios’ assets, as detailed below, subject to the supervision of ONI.

178	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2022

AllianceBernsterin, L.P. (“AB")
ON AB Small Cap
ON AB Mid Cap Core
ON Risk Managed Balanced
ON AB Relative Value
BlackRock Investment Management, LLC (“BlackRock”)
ON BlackRock Balanced Allocation
ON BlackRock Advantage International Equity
ON BlackRock Advantage Large Cap Value
ON BlackRock Advantage Large Cap Core

BlackRock (continued)
ON BlackRock Advantage Small Cap Growth
ON BlackRock Advantage Large Cap Growth
ON iShares Managed Risk Balanced
ON iShares Managed Risk Moderate Growth
ON iShares Managed Risk Growth
Federated Investment Management Company (“Federated”)
ON Federated High Income Bond

Federated (continued)
ON Federated Core Plus Bond
Geode Capital Management, LLC (“Geode”)
ON S&P 500® Index
ON Nasdaq-100® Index
ON S&P MidCap 400® Index
Intech Investment Management LLC (“Intech”)
ON U.S. Low Volatility
Janus Capital Management LLC (“Janus”)
ON Janus Henderson Forty

The sub-advisers receive from ONI a sub-advisory fee calculated on the basis of average daily net assets and Board-approved schedules of annualized fee breakpoints.

BlackRock receives a sub-advisory fee from ONI on the aggregate average daily net assets of the ON BlackRock Advantage Large Cap Core Portfolio, ON BlackRock Advantage Large Cap Growth Portfolio, ON BlackRock Advantage Large Cap Value Portfolio, and the sub-advised equity sleeve of the ON BlackRock Balanced Allocation Portfolio. BlackRock also receives a sub-advisory fee from ONI on the aggregate average daily net assets of the ON iShares Managed Risk Portfolios.

Pursuant to a service agreement among ONI, ONLIC, and the Fund, ONLIC has agreed to provide personnel and facilities to ONI on a cost-reimbursement basis. These personnel members include officers of the Fund. ONLIC also provides clerical and administrative services and such supplies and equipment as may be reasonably required in order for ONI to properly perform its advisory function pursuant to the Investment Advisory Agreement. ONLIC further performs duties to fulfill the transfer agent function on behalf of the Fund. Performance of these duties by ONLIC and availability of facilities, personnel, supplies, and equipment does not represent an expense to the Fund in excess of the advisory fees paid to ONI.

The Investment Advisory Agreement allows for a portion of the expenses related to ONLIC’s compliance and legal staff to be incurred by the Fund and paid from the Fund to ONI. Pursuant to the service agreement among ONI, ONLIC, and the Fund, ONLIC has provided the personnel, services, and equipment necessary for the execution of the Fund’s regulation-mandated compliance functions and ONI has reimbursed ONLIC for those costs allocated to the Fund. For the year ended December 31, 2022, the Fund incurred compliance expenses totaling $256,503, which are allocated to the Portfolios by equal dollar amounts on a daily basis. Expenses incurred by the Portfolios are reflected on the Statements of Operations as “Compliance expense”.

Pursuant to the Investment Advisory Agreement between ONI and the Fund, if the total expenses applicable to any Portfolio during any calendar quarter (excluding taxes, brokerage commissions, interest expense and management fees) exceed 1%, on an annualized basis, evaluated quarterly, of such Portfolio’s average daily net asset value, ONI will reimburse the Portfolio for such excess expenses. There were no expense reimbursements associated with this agreement during the year ended December 31, 2022.

Through an Operating Expense Limitation Agreement, ONI has contractually agreed to reimburse the Fund to the extent that the annual ordinary operating expenses of the four ON Model Portfolios, excluding: portfolio transaction and other investment related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); fees and expenses associated with investments in derivative instruments (including for example option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the 40 Act; any administrative and/or shareholder servicing fees payable pursuant to a plan approved by the Board; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Fund officers and Directors and contractual indemnification of Portfolio service providers); and other expenses that the Directors agree have not been incurred in the ordinary course of the Portfolio’s business, exceed certain percentages of the average daily net assets.

The applicable percentages of the average daily net assets of the four ON Model Portfolios are as follows:

Portfolio	May 1, 2022 to April 30, 2023	May 1, 2021 to April 30, 2022	May 1, 2020 to April 30, 2021
ON Moderately Conservative Model	1.00%	1.00%	1.00%
ON Balanced Model	1.00%	1.00%	1.00%
ON Moderate Growth Model	1.07%	1.07%	1.07%
ON Growth Model	1.14%	1.14%	1.14%

179	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2022

For purposes of calculating the expenses subject to the Operating Expense Limitation Agreement, the annual operating expenses are those as presented pursuant to the Fund’s prospectus requirements. The prospectus presentation of Fund expenses includes Acquired Fund Fees and Expenses, which is a calculation of the indirect costs associated with the Portfolios’ underlying investments in other investment companies. The current Operating Expense Limitation Agreement will continue through April 30, 2023. The Operating Expense Limitation Agreement may only be terminated with the consent of the Board.

Pursuant to the current Operating Expense Limitation Agreement, as well as the prior agreements for the periods May 1, 2021 to April 30, 2022 and May 1, 2020 to April 30, 2021, ONI reimbursed the expenses of the ON Model Portfolios as follows:

Portfolio	Year Ended December 31, 2022	Year Ended December 31, 2021
ON Moderately Conservative Model	$—	$ 64,732
ON Balanced Model	—	137,994

Under the terms of the current Operating Expense Limitation Agreement and prior operating expense limitation agreements, ONI is entitled to recover expenses waived or reimbursed for a period of up to three years from the date on which ONI reimbursed excess expenses. No recoupment will occur unless a Portfolio’s operating expenses are below the expense limitation amount in effect at the time of the waiver or reimbursement and the Portfolio’s current expense limitation. For the year ended December 31, 2022, ONI recouped previously reimbursed expenses from the ON Moderately Conservative and ON Balanced Model Portfolios amounting to $25,600 and $157,500, respectively. These recouped expenses were related to expenses reimbursed by ONI during the periods May 1, 2018 to April 30, 2019 and May 1, 2019 to April 30, 2020. For the year ended December 31, 2021, ONI recouped previously reimbursed expenses from the ON Moderately Conservative, ON Balanced, ON Moderate Growth and ON Growth Model Portfolios amounting to $6,011, $92,192, $34,233 and $218,062, respectively. These recouped expenses were related to expenses reimbursed by ONI during the periods May 1, 2018 to April 30, 2019 and May 1, 2019 to April 30, 2020.

Amounts of expenses, previously reimbursed by ONI under the Operating Expense Limitation Agreement and prior operating expense limitation agreements, that are available for future recoupments at December 31, 2022 are as follows:

Portfolio	Expires April 30, 2023	Expires April 30, 2024	Total
ON Moderately Conservative Model	$166,396	$178,135	$344,531
ON Balanced Model	551,006	380,376	931,382

The Fund, along with ONLIC, NSLA and certain variable separate account entities affiliated with ONLIC and NSLA, was a party to an application filed with the SEC for an order of approval pursuant to Section 26(c), and an order of exemption pursuant to Section 17(b) of the 40 Act. In the application, those entities proposed to substitute shares of certain unaffiliated underlying funds currently available under certain variable contracts (the “Substitution 1 Unaffiliated Funds”) for shares of different underlying funds (the “Substitution 1 Replacement Ohio National Fund Portfolios”). The entities also requested permission to carry out in-kind security transfers in order to execute certain of the proposed substitution transactions. The proposed substitution transactions that affected the Fund were:

Substitution 1 Unaffiliated Funds	Substitution 1 Replacement Ohio National Fund Portfolios
Federated Hermes Managed Volatility Fund II (Primary Shares and Service Shares)	ON iShares Managed Risk Balanced Portfolio
Janus Henderson VIT U.S. Low Volatility Portfolio (Service Shares)	ON U.S. Low Volatility Portfolio
Morgan Stanley VIF Core Plus Fixed Income Portfolio (Class II)	ON Federated Core Plus Bond Portfolio
PIMCO Total Return Portfolio (Administrative Share Class)	ON Federated Core Plus Bond Portfolio

On May 4, 2021, the application for the substitution transactions and in-kind transfers was approved by the SEC. The substitution transactions were effected on June 25, 2021 (the “Substitution Date”) via cash redemptions of the Substitution 1 Unaffiliated Funds and cash subscriptions to the Substitution 1 Replacement Ohio National Fund Portfolios, with the exception of the transaction involving the ON U.S. Low Volatility Portfolio. The substitution transaction involving that Portfolio was executed as an in-kind transfer of securities from the related Substitution 1 Unaffiliated Fund. The cost basis of each security transferred in-kind to the ON U.S. Low Volatility Portfolio was the fair value of that security, valued at the relevant active market exchange close price at the end of the Substitution Date. In conjunction with the substitution transactions, ONI entered into expense limitation agreements with certain of the affected Portfolios whereby, for a period of two years following the Substitution Date, the annual net operating expenses of the applicable Substitution 1 Replacement Ohio National Fund Portfolios will not exceed the annual net operating expenses of the related Substitution 1 Unaffiliated Fund for the fiscal year ended December 31, 2019. The net operating expense

180	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2022

limitation for each applicable Substitution 1 Replacement Ohio National Fund Portfolio, stated as a percent of average net assets, are as follows:

Portfolio	Expense Limitation
ON Federated Core Plus Bond	0.86%
ON U.S. Low Volatility	0.82%
ON iShares Managed Risk Balanced	0.96%

ONLIC, NSLA, and certain variable separate account entities affiliated with ONLIC and NSLA were parties to a correspondence letter filed with the SEC on March 28, 2022, which described the intent of those entities to execute a substitution of investment option pursuant to Commission Statement on Insurance Product Fund Substitution Applications, Release No. IC-34199. As outlined in the correspondence letter, those entities substituted shares of an unaffiliated fund available under certain variable contracts for shares of an affiliated fund option. In the substitution, each of ONLIC and NSLA exercised its contractual rights to substitute shares of Franklin Multi-Asset Dynamic Multi-Strategy VIT (Class I) (the “Existing Portfolio”), an external fund not affiliated with the Fund, with shares of ON Risk Managed Balanced Portfolio. The substitution transactions occurred as cash redemptions of the Existing Portfolio’s shares and cash subscriptions to the ON Risk Managed Balanced Portfolio’s shares on May 20, 2022.

In conjunction with the substitution transactions, the Fund entered into an expense limitation agreement with ONI, whereby, for a period of two years following the effective date of the substitution, the annual net operating expenses of the ON Risk Managed Balanced Portfolio will not exceed 1.01% (the annual net operating expenses of the Existing Portfolio for the fiscal year ended December 31, 2021), stated as an annualized ratio of the ON Risk Managed Balanced Portfolio’s total fund expenses as a percent of its average net assets.

ONLIC, NSLA, and certain variable separate account entities affiliated with ONLIC and NSLA were parties to a correspondence letter filed with the SEC on July 22, 2022, which described the intent of those entities to execute a substitution of investment options pursuant to Commission Statement on Insurance Product Fund Substitution Applications, Release No. IC-34199. As outlined in the correspondence letter, those entities substituted shares of four unaffiliated funds (the “Substitution 3 Unaffiliated Funds”) currently available under certain variable contracts for shares of four affiliated fund options (the “Substitution 3 Replacement Ohio National Fund Portfolios”). The substitution transactions were:

Substitution 3 Unaffiliated Funds	Substitution 3 Replacement Ohio National Fund Portfolios
Fidelity® VIP Contrafund® Portfolio (Service Class 2)	ON BlackRock Advantage Large Cap Growth Portfolio
TOPS® Managed Risk Balanced ETF Portfolio (Class 2 and Class 3 Shares)	ON iShares Managed Risk Balanced Portfolio
TOPS® Managed Risk Moderate Growth ETF Portfolio (Class 2 and Class 3 Shares)	ON iShares Managed Risk Moderate Growth Portfolio
TOPS® Managed Risk Growth ETF Portfolio (Class 2 and Class 3 Shares)	ON iShares Managed Risk Growth Portfolio

The substitution transactions occurred as cash redemptions of each Substitution 3 Unaffiliated Fund’s shares and cash subscriptions of each Substitution 3 Replacement Ohio National Fund Portfolio’s shares on October 14, 2022. In conjunction with the substitution transactions, ONI entered into expense limitation agreements with the Substitution 3 Replacement Ohio National Fund Portfolios whereby, for a period of two years following the effective date of the substitution, the annual net operating expenses for each applicable Substitution 3 Replacement Ohio National Fund Portfolio will not exceed the annual net operating expenses of the related Substitution 3 Unaffiliated Fund for the fiscal year ended December 31, 2021. The net operating expense limitation for each Substitution 3 Replacement Ohio National Fund Portfolio, stated as a percent of average net assets, are as follows:

Portfolio	Expense Limitation
ON BlackRock Advantage Large Cap Growth	0.85%
ON iShares Managed Risk Balanced	0.75%
ON iShares Managed Risk Moderate Growth	0.74%
ON iShares Managed Risk Growth	0.74%

There were no recorded liabilities related to any of the aforementioned expense limitation agreements at December 31, 2022.

Each director of the Board is compensated based on an annual retainer fee of $165,000, paid quarterly. The Board chair receives an additional quarterly retainer fee of $4,375, and the Audit Committee chair receives an additional quarterly retainer fee of $1,875; each paid quarterly. For the year ended December 31, 2022, directors’ compensation and reimbursement of director expenses by the Portfolios of the Fund totaled $902,842.

181	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2022

The accounting agent and custodian for the Fund is State Street Bank (Kansas City, MO and Boston, MA). For assets held outside of the United States, State Street Bank utilizes a foreign sub-custodian network that is subject to oversight and periodic approval of the Board.

(4)	Capital Share Transactions

Capital share transactions for the year ended December 31, 2022, and the year ended December 31, 2021, respectively, were as follows:

	ON Bond		ON BlackRock Balanced Allocation		ON BlackRock Advantage International Equity
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
Capital shares issued on sales	2,201,770	1,638,958	1,167,771	695,502	1,210,528	1,472,906
Capital shares issued on reinvested distributions	528,633	409,196	3,284,285	1,295,471	5,141,518	378,436
Capital shares redeemed	(2,991,069)	(2,280,423)	(2,150,462)	(2,530,622)	(7,253,319)	(4,962,157)

Net increase (decrease)	(260,666)	(232,269)	2,301,594	(539,649)	(901,273)	(3,110,815)

	ON Janus Henderson Forty		ON AB Small Cap		ON AB Mid Cap Core
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
Capital shares issued on sales	1,327,545	226,283	703,232	275,122	240,928	48,941
Capital shares issued on reinvested distributions	47,838,024	618,916	6,990,052	473,472	1,485,148	107,512
Capital shares redeemed	(15,983,038)	(2,739,324)	(969,014)	(875,705)	(309,931)	(397,186)

Net increase (decrease)	33,182,531	(1,894,125)	6,724,270	(127,111)	1,416,145	(240,733)

	ON S&P 500® Index		ON BlackRock Advantage Large Cap Value		ON Federated High Income Bond
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
Capital shares issued on sales	3,047,516	2,304,647	285,237	3,078,143	273,983	572,042
Capital shares issued on reinvested distributions	4,222,467	2,121,776	3,861,394	221,885	440,246	408,549
Capital shares redeemed	(4,563,380)	(7,477,008)	(5,728,349)	(6,076,719)	(1,723,136)	(1,204,705)

Net increase (decrease)	2,706,603	(3,050,585)	(1,581,718)	(2,776,691)	(1,008,907)	(224,114)

	ON Nasdaq-100® Index		ON BlackRock Advantage Large Cap Core		ON BlackRock Advantage Small Cap Growth
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
Capital shares issued on sales	2,158,412	1,529,196	410,551	315,562	557,869	526,740
Capital shares issued on reinvested distributions	5,870,436	2,696,832	3,581,520	1,014,526	2,601,783	641,791
Capital shares redeemed	(3,768,108)	(5,390,952)	(1,578,057)	(2,402,926)	(1,023,579)	(1,034,313)

Net increase (decrease)	4,260,740	(1,164,924)	2,414,014	(1,072,838)	2,136,073	134,218

182	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2022

	ON S&P MidCap 400® Index		ON BlackRock Advantage Large Cap Growth		ON Risk Managed Balanced
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
Capital shares issued on sales	3,188,763	1,166,192	52,373,466	84,388	70,287,422	2,152,303
Capital shares issued on reinvested distributions	3,203,958	477,050	4,745,946	702,651	4,048,639	4,198,645
Capital shares redeemed	(3,327,876)	(4,690,660)	(2,485,545)	(1,579,967)	(10,586,383)	(5,471,529)

Net increase (decrease)	3,064,845	(3,047,418)	54,633,867	(792,928)	63,749,678	879,419

	ON Federated Core Plus Bond		ON U.S. Low Volatility		ON AB Relative Value
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Period from June 25, 2021 (inception) to December 31, 2021	Year Ended December 31, 2022	Period from December 2, 2021 (inception) to December 31, 2021
Capital shares issued on sales	8,774,734	52,677,628	1,423,502	913,773	7,638,051	7,633,724
Capital shares issued as a result of in-kind transfer (see Note 3 of Notes to Financial Statements)	—	—	—	98,371,408	—	—
Capital shares issued on reinvested distributions	1,057,582	243,513	2,456,090	—	9,777	—
Capital shares redeemed	(16,942,786)	(6,285,698)	(18,368,512)	(10,816,824)	(2,505,418)	(250,777)

Net increase (decrease)	(7,110,470)	46,635,443	(14,488,920)	88,468,357	5,142,410	7,382,947

	ON iShares Managed Risk Balanced		ON iShares Managed Risk Moderate Growth	ON iShares Managed Risk Growth	ON Moderately Conservative Model
	Year Ended December 31, 2022	Period from June 25, 2021 (inception) to December 31, 2021	Period from October 14, 2022 (inception) to December 31, 2022	Period from October 14, 2022 (inception) to December 31, 2022	Year Ended December 31, 2022	Year Ended December 31, 2021
Capital shares issued on sales	38,358,228	43,695,081	48,599,284	42,118,412	1,504,508	1,206,062
Capital shares issued on reinvested distributions	395,169	—	—	—	1,829,040	563,393
Capital shares redeemed	(7,250,837)	(3,412,630)	(2,223,894)	(1,869,205)	(3,854,482)	(4,572,097)

Net increase (decrease)	31,502,560	40,282,451	46,375,390	40,249,207	(520,934)	(2,802,642)

	ON Balanced Model		ON Moderate Growth Model		ON Growth Model
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
Capital shares issued on sales	1,082,295	1,617,055	3,018,771	1,873,210	533,307	355,476
Capital shares issued on reinvested distributions	9,039,322	1,546,590	19,300,790	1,693,877	5,185,557	324,206
Capital shares redeemed	(12,520,197)	(12,691,753)	(19,035,536)	(21,686,521)	(3,333,707)	(4,738,901)

Net increase (decrease)	(2,398,580)	(9,528,108)	3,284,025	(18,119,434)	2,385,157	(4,059,219)

183	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2022

(5)	Investment Transactions

Cost of purchases and proceeds from sales of investments (excluding short-term and government securities) for the year ended December 31, 2022 were as follows:

	ON Bond	ON BlackRock Balanced Allocation	ON BlackRock Advantage International Equity	ON Janus Henderson Forty	ON AB Small Cap
Cost of purchases	$20,912,371	$313,642,557	$545,335,899	$42,733,358	$74,272,753
Proceeds from sales	$48,061,879	$341,386,838	$617,753,136	$95,939,012	$81,572,599

	ON AB Mid Cap Core	ON S&P 500® Index	ON BlackRock Advantage Large Cap Value	ON Federated High Income Bond	ON Nasdaq-100® Index
Cost of purchases	$34,514,406	$ 42,805,219	$248,391,140	$18,372,502	$23,456,242
Proceeds from sales	$37,757,356	$109,319,157	$345,670,687	$35,126,895	$63,885,629

	ON BlackRock Advantage Large Cap Core	ON BlackRock Advantage Small Cap Growth	ON S&P MidCap 400® Index	ON BlackRock Advantage Large Cap Growth	ON Risk Managed Balanced
Cost of purchases	$315,490,427	$74,014,370	$ 94,723,211	$489,174,663	$1,391,756,967
Proceeds from sales	$358,663,085	$82,248,446	$103,444,017	$178,968,621	$ 736,345,273

	ON Federated Core Plus Bond	ON U.S. Low Volatility	ON AB Relative Value	ON iShares Managed Risk Balanced	ON iShares Managed Risk Moderate Growth[1]
Cost of purchases	$164,509,011	$634,518,426	$132,046,122	$428,270,966	$632,432,547
Proceeds from sales	$317,319,869	$802,159,733	$ 81,886,468	$182,774,999	$222,104,298

	ON iShares Managed Risk Growth[1]	ON Moderately Conservative Model	ON Balanced Model	ON Moderate Growth Model	ON Growth Model
Cost of purchases	$547,923,218	$69,682,944	$241,296,259	$543,619,219	$129,815,182
Proceeds from sales	$187,201,246	$76,497,324	$287,095,283	$520,811,235	$104,647,230

[1]	Period from October 14, 2022 (inception) to December 31, 2022.

Cost of purchases and proceeds from sales of government securities for the year ended December 31, 2022 were as follows:

	ON Bond	ON BlackRock Balanced Allocation	ON Risk Managed Balanced	ON Federated Core Plus Bond
Cost of purchases	$26,283,867	$3,509,922	$482,784,349	$307,111,410
Proceeds from sales	$ 4,648,438	$ —	$336,761,325	$195,286,151

(6)	Financial Instruments

The Portfolios may trade in financial instruments with off-balance sheet risk for hedging purposes or, otherwise, in accordance with stated investment objectives. These financial instruments may include options, futures, and foreign currency contracts that may involve, to a varying degree, elements of risk in excess of the amounts recognized on financial statements.

Options

A Portfolio may buy call and put options. In purchasing call options, a Portfolio pays the seller of the call option a premium for the right of the Portfolio to buy the underlying securities from the seller at a specified exercise price prior to the expiration of the option. In purchasing put options, a Portfolio pays the seller of the put option a premium for the right of the Portfolio to sell the underlying securities to the seller at a specified exercise price prior to the expiration of the option. In order to terminate its position as the purchaser of an option, the Portfolio may enter into a “closing” transaction, which is the sale of an option on the same underlying securities and having the same exercise price and expiration date as the option previously purchased by the Portfolio.

184	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2022

When a Portfolio purchases a put or call option, an amount equal to the premium paid is included on the Portfolio’s Statement of Assets and Liabilities as an investment, and is subsequently marked-to-market to reflect the current market value of the option. If an option expires on the stipulated expiration date or if the Portfolio enters into a closing sale transaction, a gain or loss is realized. If a Portfolio exercises a call option on an individual security, the cost of the security acquired is increased by the premium paid for the call. If the Portfolio exercises a put option on an individual security, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. If the Portfolio exercises a put option on a security index, a gain or loss is realized as determined by the premium originally paid, the exercise price and the market value of the index.

The ON Risk Managed Balanced Portfolio purchased call and put options associated with the S&P 500® Index or related exchange traded fund during the year ended December 31, 2022. These instruments were used by the Risk Management Component of the Portfolio to provide for the Portfolio’s stated risk management strategy. Transactions involving purchased options by the ON Risk Managed Balanced Portfolio for the year ended December 31, 2022 were: Cost of purchases: $127.6 million, Proceeds from sales: $73.1 million.

Purchased options are non-income producing securities.

Futures Contracts

A Portfolio may buy or sell futures contracts relating to stock indices, foreign currencies, or interest rates. Stock index futures contracts are contracts developed by and traded on national commodity exchanges whereby the buyer will, on a specified future date, pay or receive a final cash payment equal to the difference between the actual value of the stock index on the last day of the contract and the value of the stock index established by the contract multiplied by the specific dollar amount set by the exchange. Futures contracts may be based on broad-based stock indices such as the S&P 500® Index or on narrow-based stock indices. A particular index will be selected according to the Adviser’s investment strategy for the particular Portfolio. Foreign currency futures contracts are contracts traded on commodity exchanges whereby the buyer will, on a specified future date, pay or receive a final cash payment equal to the difference between the value of a stated foreign currency in relation to the U.S dollar, or other currency, on the last day of the contract and the relative value of those currencies on the date of executing the contract. Foreign currency futures may be valued by exchange rates that are based on the relative value of a variety of foreign currencies. An interest rate futures contract is an agreement whereby one party agrees to sell and another party agrees to purchase a specified amount of a specified financial instrument (debt security) at a specified price at a specified date, time and place. Although interest rate futures contracts typically require actual future delivery of, and payment for, financial instruments, the contracts are usually closed out before the delivery date. A public market exists in interest rate futures contracts covering primarily the following financial instruments: U.S. Treasury bonds; U.S. Treasury notes; Government National Mortgage Association (“GNMA”) modified pass-through mortgage-backed securities; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; and Eurodollar certificates of deposit. U.S. futures contracts are traded on exchanges which have been designated “contract markets” by the Commodities Futures Trading Commission (“CFTC”) and must be executed through a futures commission merchant (“FCM”), or brokerage firm, which is a member of the relevant contract market.

The Fund, on behalf of each Portfolio, has filed with the National Futures Association, a notice claiming an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, as amended, and the rules of the CFTC promulgated thereunder, with respect to each Portfolio’s operation. Accordingly, the Portfolios are not subject to registration or regulation as a commodity pool operator.

The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit “initial margin” for the benefit of the broker when the contract is entered into. Initial margin deposits are equal to a percentage of the contract’s value, as set by the exchange on which the contract is traded, and are similar to good faith deposits or performance bonds.

Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of a Portfolio’s investment limitations. A Portfolio, its futures commission merchant and the Custodian retain control of the initial margin until the contract is liquidated. If the value of either party’s position declines, the party on the side of the declining position will be required to make additional “variation margin” payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Variation margin is recognized as a receivable and/or payable for variation margin on futures contracts on the Statement of Assets and Liabilities. In the event of a bankruptcy of the FCM that holds margin on behalf of a Portfolio, the Portfolio may be entitled to return of margin owed to the Portfolio only in proportion to the amount received by the FCM’s other customers. ONI and the sub-advisers will attempt to minimize this risk by carefully monitoring the creditworthiness of the FCMs with which the Portfolios do business.

185	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2022

Portions of certain Portfolios’ securities and cash holdings, as noted on those Portfolios’ Schedules of Investments, were pledged at December 31, 2022 as collateral for the Portfolios’ futures contracts. Cash holdings pledged are noted as “Cash subject to usage restrictions” on the Statements of Assets and Liabilities. The futures contracts, except those held by the ON Risk Managed Balanced, ON Federated Core Plus Bond, and ON iShares Managed Risk Portfolios, were used for the purpose of gaining equity exposure for cash and cash equivalents, thereby seeking to lessen a performance difference between the Portfolios and their respective benchmark indices. For the ON Risk Managed Balanced and ON iShares Managed Risk Portfolios, futures contracts were used to provide for the Portfolios’ respective stated risk management strategies. For the ON Federated Core Plus Bond Portfolio, futures contracts were used by the Portfolio to manage total exposure to underlying investments, to manage interest rate risk, or to otherwise execute the Portfolio’s stated investment strategy. There were other futures contracts executed and closed in the Portfolios during the year ended December 31, 2022. Those contracts were executed for similar purposes as the contracts outstanding at December 31, 2022. For the year ended December 31, 2022, the notional values of futures contracts opened and closed prior to contract settlement date by the Portfolios were as follows:

Portfolio	Collateral Pledged	Futures Contracts Opened (in millions)	Futures Contracts Closed (in millions)

ON BlackRock Balanced Allocation	Portions of cash holdings	$ 50.4	$ 51.8
ON BlackRock Advantage International Equity	Portions of cash holdings	115.4	119.0
ON AB Mid Cap Core	Portions of cash holdings	5.1	4.8
ON S&P 500® Index	Portions of cash holdings and securities	136.1	134.0
ON BlackRock Advantage Large Cap Value	Portions of cash holdings	67.8	69.9
ON Nasdaq-100® Index	Portions of cash holdings and securities	45.9	46.2
ON BlackRock Advantage Large Cap Core	Portions of cash holdings	70.7	72.1
ON BlackRock Advantage Small Cap Growth	Portions of cash holdings	52.9	53.7
ON S&P MidCap 400® Index	Portions of cash holdings and securities	65.5	64.7
ON BlackRock Advantage Large Cap Growth	Portions of cash holdings	399.7	394.6
ON Risk Managed Balanced	Portions of securities	2,751.6	2,452.4
ON Federated Core Plus Bond	Portions of securities	920.2	930.8
ON iShares Managed Risk Balanced	Portions of cash holdings	1,112.1	1,062.3
ON iShares Managed Risk Moderate Growth(a)	Portions of cash holdings	325.4	244.0
ON iShares Managed Risk Growth(a)	Portions of cash holdings	372.4	309.9

(a)	Period from October 14, 2022 (inception) to December 31, 2022.

The values and financial statement effects of derivative instruments that were not accounted for as hedging instruments as of, and for, the year ended December 31, 2022, were as follows:

Portfolio	Instrument	Primary Risk Type	Value- Asset Derivatives	Value- Liability Derivatives	Location on Statements of Assets and Liabilities

ON BlackRock Balanced Allocation	Futures contracts	Equity price	$4,440,150	$4,557,964	(1)

ON BlackRock Advantage International Equity	Futures contracts	Equity price	4,970,970	5,162,383	(1)

ON AB Mid Cap Core	Futures contracts	Equity price	244,260	251,472	(1)

ON S&P 500® Index	Futures contracts	Equity price	11,969,100	12,478,328	(1)

ON BlackRock Advantage Large Cap Value	Futures contracts	Equity price	2,702,700	2,797,564	(1)

ON Nasdaq-100® Index	Futures contracts	Equity price	1,984,005	2,067,860	(1)

ON BlackRock Advantage Large Cap Core	Futures contracts	Equity price	4,826,250	4,967,337	(1)

ON BlackRock Advantage Small Cap Growth	Futures contracts	Equity price	2,125,080	2,178,499	(1)

ON S&P MidCap 400® Index	Futures contracts	Equity price	4,640,940	4,710,372	(1)

ON BlackRock Advantage Large Cap Growth	Futures contracts	Equity price	5,731,570	6,071,580	(1)

ON Risk Managed Balanced	Futures contracts	Equity price	143,650,133	140,387,818	(1)

	Futures contracts	Interest rate	393,817,688	396,455,792	(1)

	Purchased options	Equity price	65,276,127	—	(2)

186	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2022

Portfolio	Instrument	Primary Risk Type	Value- Asset Derivatives	Value- Liability Derivatives	Location on Statements of Assets and Liabilities

ON Federated Core Plus Bond	Futures contracts	Interest rate	$96,895,166	$96,923,953	(1)

ON iShares Managed Risk Balanced	Futures contracts	Equity price	75,271,960	76,408,824	(1)

	Futures contracts	Interest rate	44,561,583	44,915,498	(1)

	Futures contracts	Foreign currency	12,702,698	12,745,961	(1)

ON iShares Managed Risk Moderate Growth	Futures contracts	Equity price	68,276,543	70,025,148	(1)

	Futures contracts	Interest rate	4,700,698	4,700,938	(1)

	Futures contracts	Foreign currency	6,800,640	6,802,049	(1)

ON iShares Managed Risk Growth	Futures contracts	Equity price	45,817,064	47,015,506	(1)

	Futures contracts	Interest rate	4,029,170	4,029,375	(1)

	Futures contracts	Foreign currency	11,605,440	11,607,845	(1)

(1)

Total distributable earnings. The amounts represent the cumulative appreciation (depreciation) of these futures contracts as reported in the Statements of Assets and Liabilities. Only the current day’s variation margin, if any, is reported within the Statements of Assets and Liabilities as receivable (payable) for variation margin on futures contracts. Each Portfolio’s Schedule of Open Futures Contracts details the values by futures contract type.

(2)	Investments in securities of unaffiliated issuers, at value.

Portfolio	Instrument	Primary Risk Type	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ Depreciation on Derivatives Recognized in Income	Location on Statements of Operations

ON BlackRock Balanced Allocation	Futures contracts	Equity price	$(827,697)	$(182,639)	(1),(2)

ON BlackRock Advantage International Equity	Futures contracts	Equity price	(1,743,189)	(311,863)	(1),(2)

ON AB Mid Cap Core	Futures contracts	Equity price	(16,290)	(7,212)	(1),(2)

ON S&P 500® Index	Futures contracts	Equity price	(538,032)	(437,663)	(1),(2)

ON BlackRock Advantage Large Cap Value	Futures contracts	Equity price	(549,608)	(150,835)	(1),(2)

ON Nasdaq-100® Index	Futures contracts	Equity price	(884,883)	(56,920)	(1),(2)

ON BlackRock Advantage Large Cap Core	Futures contracts	Equity price	(797,077)	(218,016)	(1),(2)

ON BlackRock Advantage Small Cap Growth	Futures contracts	Equity price	(730,905)	(107,371)	(1),(2)

ON S&P MidCap 400® Index	Futures contracts	Equity price	(98,418)	(107,367)	(1),(2)

ON BlackRock Advantage Large Cap Growth	Futures contracts	Equity price	19,700	(349,526)	(1),(2)

ON Risk Managed Balanced	Futures contracts	Equity price	8,112,628	2,975,151	(1),(2)

	Futures contracts	Interest rate	(42,152,965)	(3,806,928)	(1),(2)

	Purchased options	Equity price	(12,484,050)	(11,897,406)	(3),(4)

ON Federated Core Plus Bond	Futures contracts	Interest rate	4,736,003	242,991	(1),(2)

187	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2022

Portfolio	Instrument	Primary Risk Type	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ Depreciation on Derivatives Recognized in Income	Location on Statements of Operations

ON iShares Managed Risk Balanced	Futures contracts	Equity price	$(7,065,727)	$(1,558,687)	(1),(2)

	Futures contracts	Interest rate	3,805,902	(201,484)	(1),(2)

	Futures contracts	Foreign currency	(408,032)	(102,690)	(1),(2)

ON iShares Managed Risk Moderate Growth(a)	Futures contracts	Equity price	3,494,936	(1,748,605)	(1),(2)

	Futures contracts	Interest rate	(218,580)	(240)	(1),(2)

	Futures contracts	Foreign currency	(96,116)	(1,409)	(1),(2)

ON iShares Managed Risk Growth(a)	Futures contracts	Equity price	(294,958)	(1,198,442)	(1),(2)

	Futures contracts	Interest rate	(186,564)	(205)	(1),(2)

	Futures contracts	Foreign currency	(181,336)	(2,405)	(1),(2)

(a)	Period from October 14, 2022 (inception) to December 31, 2022.
(1)	Net realized gain (loss) on futures contracts.
(2)	Change in unrealized appreciation/depreciation on futures contracts.
(3)	Net realized gain (loss) on investments in securities of unaffiliated issuers.
(4)	Change in unrealized appreciation/depreciation on investments in securities of unaffiliated issuers.

The Portfolios may enter into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar agreements with their derivative contract counterparties whereby the Portfolios may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables and create one single net payment. For financial reporting purposes, the Portfolios offset derivative assets and liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities. At December 31, 2022, there were no outstanding derivative transactions subject to netting arrangements.

(7)	Federal Income Tax Information

The following information is presented on a federal income tax basis. Differences between amounts for financial statements and federal income tax purposes are primarily due to timing and character differences in recognizing certain gains and losses on investment transactions. Permanent differences between financial statement and federal income tax reporting are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. Reclassifications related to permanent differences relate principally to consent dividends, foreign currency gains and losses, net investment losses, and distributions from real estate investment trusts and closed end mutual funds.

At December 31, 2022, the components of accumulated earnings (deficit) on a tax basis were as follows:

		Undistributed				Total
	Undistributed	Long-Term		Accumulated	Unrealized	Accumulated
	Ordinary	Capital Gains	Accumulated	Capital and	Appreciation	Earnings
Portfolio	Income	(Losses)	Earnings	Other Losses	(Depreciation)(1)	(Deficit)

ON Bond	$7,069,354	$—	$7,069,354	$(2,294,349)	$(29,477,880)	$(24,702,875)
ON BlackRock Balanced Allocation	7,198,405	—	7,198,405	(2,071,411)	(31,040,992)	(25,913,998)
ON BlackRock Advantage International Equity	12,519,043	—	12,519,043	(54,170,805)	(4,929,294)	(46,581,056)
ON Janus Henderson Forty	—	10,658,675	10,658,675	—	414,670	11,073,345
ON AB Small Cap	11,905	—	11,905	(16,087,431)	(18,786,004)	(34,861,530)
ON AB Mid Cap Core	385,899	—	385,899	(5,819,845)	(10,275,924)	(15,709,870)
ON S&P 500® Index	13,694,067	47,516,411	61,210,478	—	275,977,792	337,188,270
ON BlackRock Advantage Large Cap Value	4,026,992	2,025,713	6,052,705	—	(8,588,210)	(2,535,505)
ON Federated High Income Bond	7,303,133	—	7,303,133	(11,835,337)	(19,229,572)	(23,761,776)

188	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2022

		Undistributed				Total
	Undistributed	Long-Term		Accumulated	Unrealized	Accumulated
	Ordinary	Capital Gains	Accumulated	Capital and	Appreciation	Earnings
Portfolio	Income	(Losses)	Earnings	Other Losses	(Depreciation)(1)	(Deficit)

ON Nasdaq-100® Index	$1,186,637	$20,800,506	$21,987,143	—	$40,129,287	$62,116,430
ON BlackRock Advantage Large Cap Core	3,390,957	966,863	4,357,820	—	(11,875,615)	(7,517,795)
ON BlackRock Advantage Small Cap Growth	22,131	—	22,131	(10,131,477)	(26,794,429)	(36,903,775)
ON S&P MidCap 400® Index	4,122,231	20,852,122	24,974,353	—	23,264,532	48,238,885
ON BlackRock Advantage Large Cap Growth	606,055	2,861,087	3,467,142	—	(9,838,350)	(6,371,208)
ON Risk Managed Balanced	12,979,323	—	12,979,323	(51,310,067)	(19,108,457)	(57,439,201)
ON Federated Core Plus Bond	13,552,610	—	13,552,610	(36,209,698)	(70,039,057)	(92,696,145)
ON U.S. Low Volatility	8,675,329	—	8,675,329	(6,307,899)	7,400,040	9,767,470
ON AB Relative Value	1,393,242	—	1,393,242	(1,130,992)	(754,330)	(492,080)
ON iShares Managed Risk Balanced	6,229,046	—	6,229,046	(22,985,719)	(27,231,566)	(43,988,239)
ON iShares Managed Risk Moderate Growth	—	—	—	—	21,591,892	21,591,892
ON iShares Managed Risk Growth	—	—	—	—	21,080,066	21,080,066
ON Moderately Conservative Model	8,306,876	7,287,022	15,593,898	—	(29,116,880)	(13,522,982)
ON Balanced Model	37,378,005	48,283,103	85,661,108	—	(102,749,208)	(17,088,100)
ON Moderate Growth Model	85,320,714	123,072,823	208,393,537	—	(225,740,832)	(17,347,295)
ON Growth Model	22,630,537	34,475,800	57,106,337	—	(59,372,968)	(2,266,631)

(1)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributed primarily to tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains/(losses) on certain instruments.

For federal income tax purposes, the following Portfolios had capital loss carryforwards as of December 31, 2022 that are available to offset future realized gains, if any:

		No	No
	Total Loss	Expiration	Expiration
Portfolio	Carryforward	Short Term	Long Term

ON Bond	$2,294,349	$78,250	$2,216,099
ON BlackRock Balanced Allocation	2,071,411	2,071,411	—
ON BlackRock Advantage International Equity	54,170,805	46,775,674	7,395,131
ON AB Small Cap	16,087,431	7,894,651	8,192,780
ON AB Mid Cap Core	5,819,845	2,585,296	3,234,549
ON Federated High Income Bond	11,835,337	111,954	11,723,383
ON BlackRock Advantage Small Cap Growth	10,131,477	7,841,842	2,289,635
ON Risk Managed Balanced	51,310,067	41,115,434	10,194,633
ON Federated Core Plus Bond	36,209,698	25,841,234	10,368,464
ON U.S. Low Volatility	6,307,899	—	6,307,899
ON AB Relative Value	1,130,992	1,116,949	14,043
ON iShares Managed Risk Balanced	22,985,719	12,168,904	10,816,815

The cost basis for federal income tax purposes may differ from the cost basis for financial reporting purposes. The table below details the unrealized appreciation (depreciation) and aggregate cost of investments at December 31, 2022 for federal income tax purposes.

			ON BlackRock
		ON BlackRock	Advantage
		Balanced	International	ON Janus		ON AB Mid Cap
	ON Bond	Allocation	Equity	Henderson Forty	ON AB Small Cap	Core

Gross unrealized:
Appreciation	$146,654	$22,134,765	$13,865,509	$4,533,164	$5,992,922	$4,843,136
Depreciation	(29,624,534)	(53,175,757)	(18,744,859)	(4,118,039)	(24,778,926)	(15,119,217)

Net unrealized appreciation (depreciation)	$(29,477,880)	$(31,040,992)	$(4,879,350)	$415,125	$(18,786,004)	$(10,276,081)

Aggregate cost of investments:	$242,159,120	$445,248,994	$353,820,055	$43,737,491	$131,509,028	$87,121,986

189	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2022

		ON BlackRock	ON Federated		ON BlackRock	ON BlackRock
	ON S&P 500®	Advantage Large	High Income	ON Nasdaq-100®	Advantage Large	Advantage Small
	Index	Cap Value	Bond	Index	Cap Core	Cap Growth

Gross unrealized:
Appreciation	$330,434,400	$12,304,582	$219,734	$57,306,645	$22,293,253	$13,126,017
Depreciation	(54,456,608)	(20,855,369)	(19,449,306)	(17,177,358)	(34,168,868)	(39,920,446)

Net unrealized appreciation (depreciation)	$275,977,792	$(8,550,787)	$(19,229,572)	$40,129,287	$(11,875,615)	$(26,794,429)

Aggregate cost of investments:	$731,441,884	$205,628,391	$138,999,965	$164,273,825	$320,211,908	$159,240,529

		ON BlackRock
	ON S&P MidCap	Advantage Large	ON Risk Managed	ON Federated	ON U.S. Low	ON AB Relative
	400® Index	Cap Growth	Balanced	Core Plus Bond	Volatility	Value

Gross unrealized:
Appreciation	$51,559,467	$15,691,963	$11,836,198	$392,601	$51,068,996	$5,024,641
Depreciation	(28,294,935)	(25,530,313)	(30,944,655)	(70,431,658)	(43,668,956)	(5,778,971)

Net unrealized appreciation (depreciation)	$23,264,532	$(9,838,350)	$(19,108,457)	$(70,039,057)	$7,400,040	$(754,330)

Aggregate cost of investments:	$342,807,028	$377,891,008	$1,126,361,272	$612,231,358	$724,396,719	$122,103,679

	ON iShares	ON iShares	ON iShares	ON Moderately
	Managed Risk	Managed Risk	Managed Risk	Conservative	ON Balanced	ON Moderate
	Balanced	Moderate Growth	Growth	Model	Model	Growth Model

Gross unrealized:
Appreciation	$5,862,283	$23,335,475	$22,271,882	$397,800	$5,520,659	$7,022,497
Depreciation	(33,181,631)	(1,747,393)	(1,197,366)	(29,514,680)	(108,269,867)	(232,763,329)

Net unrealized appreciation (depreciation)	$(27,319,348)	$21,588,082	$21,074,516	$(29,116,880)	$(102,749,208)	$(225,740,832)

Aggregate cost of investments:	$592,685,371	$410,922,240	$362,727,460	$242,652,254	$891,022,170	$1,671,434,447

	ON Growth Model
Gross unrealized:
Appreciation	$1,426,478
Depreciation	(60,799,446)

Net unrealized depreciation	$(59,372,968)

Aggregate cost of investments:	$390,439,093

The tax character of cash distributions paid to shareholders for the year ended December 31, 2022, as well as other reclassifications of capital accounts due to permanent tax differences, were as follows (in aggregate):

	Distributions Paid to Shareholders			Other Reclassifications

		Net			Total
	Ordinary	Long-Term	Total	Paid-in	Distributable
Portfolio	Income*	Capital Gains	Distribution	Capital	Earnings

ON Bond	$7,256,311	$1,318,114	$8,574,425	$(2)	$2
ON BlackRock Balanced Allocation	52,633,449	38,505,438	91,138,887	—	—
ON BlackRock Advantage International Equity	63,189,251	—	63,189,251	—	—
ON Janus Henderson Forty	2,974,357	56,344,793	59,319,150	(165,609)	165,609
ON AB Small Cap	11,356,613	66,093,164	77,449,777	—	—
ON AB Mid Cap Core	2,157,527	36,322,652	38,480,179	—	—
ON S&P 500® Index	14,735,083	126,253,087	140,988,170	1	(1)
ON BlackRock Advantage Large Cap Value	46,806,403	14,551,138	61,357,541	—	—
ON Federated High Income Bond	7,915,615	—	7,915,615	—	—
ON Nasdaq-100® Index	1,964,102	79,047,918	81,012,020	1	(1)

190	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2022

	Distributions Paid to Shareholders			Other Reclassifications

		Net			Total
	Ordinary	Long-Term	Total	Paid-in	Distributable
Portfolio	Income*	Capital Gains	Distribution	Capital	Earnings

ON BlackRock Advantage Large Cap Core	$52,973,996	$41,040,914	$94,014,910	$ —	$ —
ON BlackRock Advantage Small Cap Growth	21,697,461	28,256,764	49,954,225	—	—
ON S&P MidCap 400® Index	13,241,962	46,383,692	59,625,654	(1)	1
ON BlackRock Advantage Large Cap Growth	11,457,694	23,282,628	34,740,322	1	(1)
ON Risk Managed Balanced	16,255,630	36,133,754	52,389,384	(3)	3
ON Federated Core Plus Bond	9,174,157	291,199	9,465,356	—	—
ON U.S. Low Volatility	24,143,362	—	24,143,362	—	—
ON AB Relative Value	92,591	—	92,591	—	—
ON iShares Managed Risk Balanced	2,755,661	674,403	3,430,064	—	—
ON Moderately Conservative Model.	4,414,338	14,607,672	19,022,010	—	—
ON Balanced Model	19,218,977	76,236,257	95,455,234	—	—
ON Moderate Growth Model	35,980,513	173,240,055	209,220,568	—	—
ON Growth Model	8,376,893	49,234,647	57,611,540	—	—

* Ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of consent dividend distributions recognized, as well as other reclassifications of capital accounts due to permanent tax differences for the year ended December 31, 2022, were as follows (in aggregate):

	Consent Dividend Distribution Reclassification			Other Reclassifications
		Net			Total
	Ordinary	Long-Term	Total	Paid-in	Distributable
Portfolio	Income*	Capital Gains	Distribution	Capital	Earnings
ON iShares Managed Risk Moderate Growth	$5,677,611	$997,185	$6,674,796	$6,674,796	$(6,674,796)
ON iShares Managed Risk Growth	3,906,791	—	3,906,791	3,906,791	(3,906,791)

* Ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of cash distributions paid to shareholders for the year ended December 31, 2021, as well as other reclassifications of capital accounts due to permanent tax differences, were as follows (in aggregate):

	Distributions Paid to Shareholders			Other Reclassifications
		Net			Total
	Ordinary	Long-Term	Total	Paid-in	Distributable
Portfolio	Income*	Capital Gains	Distribution	Capital	Earnings
ON Bond	$8,269,842	$—	$8,269,842	$1	$(1)
ON BlackRock Balanced Allocation	28,527,622	23,187,589	51,715,211	1	(1)
ON BlackRock Advantage International Equity	6,864,821	—	6,864,821	915	(915)
ON Janus Henderson Forty	1,508,225	20,952,229	22,460,454	—	—
ON AB Small Cap	2,327,746	17,075,130	19,402,876	(562)	562
ON AB Mid Cap Core	156,515	6,216,783	6,373,298	—	—
ON S&P 500® Index	19,846,188	69,459,354	89,305,542	—	—
ON BlackRock Advantage Large Cap Value	4,834,870	—	4,834,870	—	—
ON Federated High Income Bond	8,796,067	—	8,796,067	—	—
ON Nasdaq-100® Index	2,559,507	68,367,176	70,926,683	—	—
ON BlackRock Advantage Large Cap Core	13,346,129	28,168,258	41,514,387	1	(1)
ON BlackRock Advantage Small Cap Growth	20,846,427	3,785,498	24,631,925	(1)	1
ON S&P MidCap 400® Index	9,594,486	1,954,878	11,549,364	—	—
ON BlackRock Advantage Large Cap Growth	7,181,931	14,551,063	21,732,994	—	—
ON Risk Managed Balanced	21,024,870	47,958,860	68,983,730	—	—
ON Federated Core Plus Bond	2,499,839	35,130	2,534,969	—	—
ON U.S. Low Volatility	—	—	—	—	—
ON AB Relative Value	—	—	—	—	—

191	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2022

	Distributions Paid to Shareholders			Other Reclassifications
		Net			Total
	Ordinary	Long-Term	Total	Paid-in	Distributable
Portfolio	Income*	Capital Gains	Distribution	Capital	Earnings
ON iShares Managed Risk Balanced	$—	$—	$—	$—	$—
ON Moderately Conservative Model	3,192,853	4,170,692	7,363,545	17,251	(17,251)
ON Balanced Model	9,622,752	11,766,598	21,389,350	—	—
ON Moderate Growth Model	8,188,561	16,677,555	24,866,116	—	—
ON Growth Model	1,118,442	3,981,321	5,099,763	—	—

* Ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

192

Ohio National Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors

Ohio National Fund, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Portfolios listed in the Appendix that comprise Ohio National Fund, Inc. (each a Portfolio and collectively, the Portfolios), including the schedules of investments, as of December 31, 2022, the related statements of operations for the year or period listed in the Appendix, the statements of changes in net assets for each of the years or periods listed in the Appendix, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each Portfolio as of December 31, 2022, the results of its operations for the year or period listed in the Appendix, the changes in its net assets for each of the years or periods listed in the Appendix, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2022, by correspondence with custodians, brokers, and transfer agents, or by other appropriate auditing procedures when replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more of the Ohio National Fund, Inc. investment companies since 1969.

Columbus, Ohio

February 17, 2023

193	(continued)

Ohio National Fund, Inc.

Report of Independent Registered Public Accounting Firm (Continued)

Appendix

Statement of assets and liabilities, including the schedule of investments, as of December 31, 2022, the related statement of operations for the year then ended, and the statements of changes in net assets for each of the years in the two-year period then ended.

ON Bond Portfolio

ON BlackRock Balanced Allocation Portfolio

ON BlackRock Advantage International Equity Portfolio

ON Janus Henderson Forty Portfolio

ON AB Small Cap Portfolio

ON AB Mid Cap Core Portfolio

ON S&P 500® Index Portfolio

ON BlackRock Advantage Large Cap Value Portfolio

ON Federated High Income Bond Portfolio

ON Nasdaq-100® Index Portfolio

ON BlackRock Advantage Large Cap Core Portfolio

ON BlackRock Advantage Small Cap Growth Portfolio

ON S&P MidCap 400® Index Portfolio

ON BlackRock Advantage Large Cap Growth Portfolio

ON Risk Managed Balanced Portfolio

ON Federated Core Plus Bond Portfolio

ON Moderately Conservative Model Portfolio

ON Balanced Model Portfolio

ON Moderate Growth Model Portfolio

ON Growth Model Portfolio

Statement of assets and liabilities, including the schedule of investments, as of December 31, 2022, the related statement of operations for the year then ended, and the statements of changes in net assets for the year ended December 31, 2022 and for the period June 25, 2021 (commencement of operations) through December 31, 2021.

ON U.S. Low Volatility Portfolio (formerly ON Janus Henderson U.S. Low Volatility Portfolio)

ON iShares Managed Risk Balanced Portfolio

Statement of assets and liabilities, including the schedule of investments, as of December 31, 2022, the related statement of operations for the year then ended, and the statements of changes in net assets for the year ended December 31, 2022 and for the period December 2, 2021 (commencement of operations) through December 31, 2021.

ON AB Relative Value Portfolio

Statement of assets and liabilities, including the schedule of investments, as of December 31, 2022, and the related statements of operations and changes in net assets for the period October 14, 2022 (commencement of operations) through December 31, 2022.

ON iShares Managed Risk Moderate Growth Portfolio

ON iShares Managed Risk Growth Portfolio

194

Ohio National Fund, Inc.

Additional Information	December 31, 2022 (Unaudited)

(1)

Review and Approval of Advisory and Sub-Advisory Agreement for ON iShares Managed Risk Balanced Portfolio, ON iShares Managed Risk Moderate Growth Portfolio and ON iShares Managed Risk Growth Portfolio

At a meeting held on July 18, 2022, the Board of Directors (the “Board”) of Ohio National Fund, Inc. (the “Fund”), including a majority of the Directors who are not “interested persons” of the Fund, approved amendments to the Investment Advisory Agreement (the “Advisory Agreement”) between Ohio National Investments, Inc. (the “Adviser”) and the Fund and the Sub-Advisory Agreements between the Adviser and BlackRock Investment Management, LLC (the “Sub-Adviser”) for each of the ON iShares Managed Risk Balanced Portfolio, ON iShares Managed Risk Moderate Growth Portfolio and ON iShares Managed Risk Growth Portfolio (the “iShares Portfolios”) to reflect new advisory and sub-advisory fees. At the July 18, 2022, meeting, the Directors met with representatives of the Adviser to discuss the management of the iShares Portfolios.

The Board noted that it had reviewed information submitted by the Adviser and Sub-Adviser with respect to the iShares Portfolios at a meeting held on November 11, 2021. Performance and fee information submitted at the November 11, 2021 meeting was updated through May 31, 2022 and presented at the July 18, 2022 meeting. The Directors also noted that the ON iShares Managed Risk Balanced Portfolio had less than one-year of performance information and the ON iShares Managed Risk Moderate Growth Portfolio, and ON iShares Managed Risk Growth Portfolio had not yet commenced operations.

The Directors noted that the Adviser is responsible for monitoring the investment performance and other responsibilities of the Sub-Adviser, which has the responsibility for supervising and managing the assets in the iShares Portfolios on a fully discretionary basis. They also noted that the Adviser reports to the Board on its analysis of the Sub-Adviser’s performance at the regular meetings of the Board, which are held at least quarterly. Finally, the Board noted that the Adviser provides the facilities and equipment utilized by the Fund; supplies business management services to the Fund, including monitoring expenses accruals and preparing the iShares Portfolio’s financial statements; prepares and files Fund registration statements, proxies, shareholder reports and other regulatory filings; provides financial oversight; and ensures that proxies related to the Portfolio’s holdings are voted in compliance with policies approved by the Board.

In considering the amendments to the Advisory Agreement and the Sub-Advisory Agreements, the Board reviewed a significant amount of information relating to the iShares Portfolios, including the following: (1) proposed advisory and sub-advisory fee information; (2) comparative advisory fee and expense ratio information for peer groups of funds; (3) performance data for funds employing strategies similar to that of the iShares Portfolio; and (4) other information regarding the nature, extent and quality of services anticipated to be provided by the Sub-Adviser.

The Directors, including all the Independent Directors, were assisted by experienced independent legal counsel throughout the contract review process. The Independent Directors discussed the proposed amendments to the Advisory Agreement and Sub-Advisory Agreements in a private session with such counsel at which no representatives of management or the Adviser were present. The Directors, including all of the Independent Directors, relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating whether to approve the amendment to the Advisory Agreement and Sub-Advisory Agreements and the weight to be given to each such factor. The conclusions reached by the Directors were based on a comprehensive evaluation of all the information provided and were not the result of any one factor. Moreover, each Director may have afforded different weight to the various factors in reaching his or her conclusions with respect to approving the amendments to the Advisory Agreement and Sub-Advisory Agreements.

Nature, Extent and Quality of Services

The Directors evaluated the nature, extent and quality of the advisory services anticipated to be provided to the iShares Portfolios by the Adviser. As part of its review, the Directors reviewed information regarding the Adviser’s operations, procedures and personnel. The Directors took into account information they received during the previous year at Board meetings in connection with the Adviser’s service to the ON iShares Managed Risk Balanced Portfolio and the other portfolios of the Fund and through periodic reports regarding the Adviser’s performance of its duties to the other portfolios. The Directors also evaluated the nature, extent and quality of the advisory services anticipated to be provided by the Sub-Adviser. The Directors noted their experience and familiarity with the Sub-Adviser as the sub-adviser for other portfolios of the Fund. As part of its review, the Board reviewed information regarding the operations, procedures and personnel of the Sub-Adviser. The Directors concluded that, overall, they were satisfied with the nature, extent and quality of services anticipated to be provided to the Portfolio by the Adviser and Sub-Adviser.

195	(continued)

Ohio National Fund, Inc.

Additional Information (Continued)	December 31, 2022 (Unaudited)

Investment Performance

The Directors reviewed the performance of the ON iShares Managed Risk Balanced Portfolio against the performance of its Morningstar peer group and benchmark. The Directors noted that the ON iShares Managed Risk Balanced Portfolio outperformed the benchmark and slightly underperformed the Morningstar peer group of the year-to-date period ended May 31, 2022. The ON iShares Managed Risk Moderate Growth Portfolio, and ON iShares Managed Risk Growth Portfolio had not yet commenced operations as of May 31, 2022.

Fees and Expenses

The Board considered the current and proposed fee schedules for the iShares Portfolios. The Directors noted that the proposed amended advisory fee schedule for each iShares Portfolio represented a reduction of three basis points at the top tier of the fee schedule, and two basis points at the second tier. The Directors also considered that the proposed sub-advisory fees represented a reduction of one basis point at the top tier of the fee schedule. The Directors noted that the amended advisory fees payable by the iShares Portfolios were within the range of fees payable by the iShares Portfolios’ peer groups and included fee breakpoints. The Directors acknowledged that, because the sub-advisory fees are paid by the Adviser and not by the iShares Portfolios, the Adviser is incentivized to negotiate a favorable fee. Accordingly, as to the Sub-Adviser, the cost of services provided by the Sub-Adviser and the profitability of the Sub-Adviser in connection with its relationship with the iShares Portfolios were not material factors in the Board’s deliberations. Overall, the Directors concluded that the proposed advisory and sub-advisory fees were reasonable.

Profitability and Economies of Scale

The Directors agreed that any projection of profit with respect to the iShares Portfolios would be purely speculative at this time, as the ON iShares Managed Risk Balanced Portfolio had been operational for less than one-year and the ON iShares Managed Risk Moderate Growth Portfolio, and ON iShares Managed Risk Growth Portfolio had not yet commenced operations. Accordingly, the profitability of the Adviser and Sub-Adviser in connection with their relationship with the iShares Portfolios was not a material factor in the Board’s deliberations.

Based on the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Director not necessarily attributing the same weight to each factor, the Directors unanimously concluded that approval of the amendment to the Advisory Agreement and the Sub-Advisory Agreements were in the best interests of the iShares Portfolios and their shareholders. Accordingly, the Board, including all the Independent Directors, voted unanimously to approve the amendment to the Advisory Agreement and the Sub-Advisory Agreements for the iShares Portfolios.

(2)	Review and Approval of Investment Advisory and Sub-Advisory Agreements

At a meeting held on November 21, 2022 the Board of Directors (the “Board” or “Directors”), including a majority of the Directors who are not “interested persons” (the “Independent Directors”) of Ohio National Fund, Inc. (the “Fund”), approved the continuation of the Investment Advisory Agreement (the “Advisory Agreement”) with Ohio National Investments, Inc. (“ONI” or “Adviser”) and, as applicable, the sub-advisory agreement (each a “Sub-Advisory Agreement”) with the sub-adviser (each a “Sub-Adviser,” and together the “Sub-Advisers”) for the Portfolios identified below. The Directors noted that the renewal of the Advisory Agreement and Sub-Advisory Agreements with respect to certain Portfolios organized in 2021 and 2022 were not required to be considered at this meeting. The Independent Directors were separately represented by independent legal counsel in connection with their consideration of the approval of the continuation of these agreements.

The Directors noted that the Adviser is responsible for monitoring the investment performance and other activities of the various Sub-Advisers that have day-to-day responsibility for the decisions made for certain of the Fund’s investment portfolios (each, a “Portfolio”). The Directors further noted that for those Portfolios operating as “funds of funds”, the Adviser bears significant responsibility and administrative burden in the monitoring and reporting required by Rule 12d1-4 under the Investment Company Act of 1940, as amended. They also noted that the Adviser reports to the Board on its analysis of each Sub-Adviser’s performance at the regular meetings of the Board, which are held at least quarterly. The Directors reviewed the compliance and operational services provided to the Portfolios by the Adviser, which includes implementing and operating the Fund’s Liquidity Risk Management and Derivatives Risk Management programs, and overseeing the valuation of portfolio securities. Finally, the Board noted that the Adviser provides the facilities and equipment utilized by the Portfolios; supplies business management services to the Fund, including monitoring expenses accruals and preparing the Portfolios’ financial statements; prepares and files Fund registration statements, proxies, shareholder reports and other regulatory filings; provides financial oversight; and ensures that proxies related to each Portfolio’s holdings are voted in compliance with policies approved by the Board.

196	(continued)

Ohio National Fund, Inc.

Additional Information (Continued)	December 31, 2022 (Unaudited)

In considering the Advisory Agreement and Sub-Advisory Agreements, the Board requested, received and reviewed a significant amount of information relating to each Portfolio, the Adviser and the Sub-Advisers, including the following: (1) performance data for each Portfolio for various time periods, including year-to-date, through September 30, 2022, (2) comparative performance, advisory fee, and expense ratio information for a peer group of funds in each respective Portfolio’s Morningstar category (a “peer group”), as well as management fee peer comparison charts showing where each Portfolio’s advisory and sub-advisory fees were located in the dispersion of its peer group’s advisory and sub-advisory fees; (3) comparable performance information for each Portfolio’s relevant benchmark index or indices; (4) other comparative data regarding advisory fees, including data regarding the fees charged by the Adviser and Sub-Advisers for managing other institutional funds and institutional accounts using investment strategies and techniques similar to those used in managing the Portfolios, as applicable; (5) comparative data regarding the expense ratio of each Portfolio, as compared to its peer group; (6) a profitability analysis for the Adviser with respect to each Portfolio; and (7) other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers, as applicable. The Directors also took into account information regarding the services provided by the Adviser and each Sub-Adviser, and performance, fee and expense ratio information regarding each Portfolio provided to them periodically throughout the year. They also met with representatives of the Adviser to review the relative performance of each Portfolio, as compared with its benchmark index(es) and peer group.

The Directors, including all of the Independent Directors, were assisted by experienced independent legal counsel throughout the Advisory Agreement and Sub-Advisory Agreement review process. The Independent Directors discussed the proposed continuations in a private session with such counsel at which no representatives of management, the Adviser or any Sub-Adviser were present. Each Director, including each of the Independent Directors, relied upon the advice of independent legal counsel and his or her own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and each Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Directors were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Director may have afforded different weight to the various factors in reaching his or her conclusions with respect to the Advisory Agreement and each Sub-Advisory Agreement.

Nature, Extent and Quality of Services

The Directors evaluated the nature, extent and quality of the advisory services provided to the Portfolios by the Adviser. As part of their review, the Directors reviewed information regarding the Adviser’s operations, procedures and personnel. The Directors took into account information they received during the previous year at Board meetings and other discussions and through periodic reports regarding the Adviser’s performance of its duties. The Directors considered the capabilities and resources that the Adviser has dedicated to performing services on behalf of the Fund and its Portfolios, as well as the quality of administrative and other services provided by the Adviser, which include monitoring each Sub-Adviser’s performance, monitoring the quality of each Sub-Adviser’s compliance program and providing other support to contract owners. The Directors also considered the quality of the Adviser’s compliance programs and the Adviser’s responsiveness to Board inquiries and requests.

For each Portfolio with a fund-of-funds structure, the Directors considered that the Adviser performs significant services to the Portfolio that are in addition to, rather than duplicative of, services provided under the advisory contracts of the underlying funds. The Directors noted the Adviser’s statements at the meeting that it performs regular reviews of each Portfolio and its underlying funds in order to confirm that the Portfolio is diversified, has the appropriate asset mix, and is performing well.

For each Portfolio subject to a Sub-Advisory Agreement, the Board considered similar criteria as applied to each Sub-Adviser, including the nature, extent and quality of the sub-advisory services provided by each Sub-Adviser. In addition to the criteria used to review the Adviser, the Directors reviewed information on each Sub-Adviser’s portfolio management and brokerage practices. The Directors also reviewed the performance record of each Portfolio managed by the applicable Sub-Adviser. The Directors determined that overall, they were satisfied with the nature, extent and quality of services provided to the Fund and each of the Portfolios.

Investment Performance

Representatives of the Adviser reviewed with the Directors each Portfolio’s performance for the year-to-date, 1-, 3- and 5-year periods ended September 30, 2022, to the extent relevant, as compared to the Portfolio’s peer group and benchmark(s). The Board also considered the Adviser’s effectiveness in monitoring the performance of each Sub-Adviser and the Adviser’s timeliness in responding to performance issues. The Directors discussed with the Adviser representatives certain Portfolios that underperformed their respective benchmarks. A Portfolio-by-Portfolio discussion of each Portfolio’s performance and the Board’s conclusions regarding that performance is set forth below.

197	(continued)

Ohio National Fund, Inc.

Additional Information (Continued)	December 31, 2022 (Unaudited)

Fees and Expenses

The Directors considered a summary document showing the advisory fee for each Portfolio, as well as the difference of each Portfolio’s fee from the average advisory fee for the Portfolio’s peer group and the Portfolio’s percentile ranking within the peer group. The Directors also considered separate charts showing, for each Portfolio, how the Portfolio’s advisory fees compared to the advisory fees of the funds in its peer group. The charts showed the number of funds in the peer group within each defined range of advisory fees, and the range that included the Portfolio. The Directors also reviewed the difference between each Portfolio’s overall expense ratio and that of its peer group, as well as the expense ratio’s percentile ranking within the peer group. For these purposes, the peer groups excluded funds with net assets over $1 billion, all funds identified as a fund-of-funds, and for all Portfolios other than the ON S&P 500® Index Portfolio, ON S&P MidCap 400® Index Portfolio and the ON Nasdaq-100® Index Portfolio, all index funds. Non-index funds were excluded from the Morningstar Peer Group for the ON S&P 500® Index Portfolio, ON S&P MidCap 400® Index Portfolio, and the ON Nasdaq-100® Index Portfolio.

When applicable, the Directors considered the amount of the net advisory fee retained by the Adviser, after payment of the sub-advisory fee, as well as the proportion the net fee represented of the total advisory fee, in light of the services provided by the Adviser to the Portfolio.

When applicable, the Directors also considered the fees paid to Sub-Advisers. The Directors relied to a degree on the Adviser’s negotiation of each sub-advisory agreement at an arm’s-length basis. The Directors considered the fees the Adviser and Sub-Advisers charge their separately managed institutional accounts and other accounts and expressed no concerns with those rates relative to the fees charged to the Portfolios. The Directors also recognized that it was difficult to make comparisons of advisory fees because there were variations in the services that were included in the fees paid by other funds and separately managed accounts.

Profitability

The Directors reviewed the advisory fee paid to the Adviser for each Portfolio and noted the pre-tax profit margins reported by the Adviser for each Portfolio. The Directors also noted that the Adviser, and not the Portfolios, is responsible for paying sub-advisory fees to the Sub-Advisers. The Board also evaluated whether the net advisory fee received by the Adviser for each Portfolio, after paying sub-advisory fees to the Sub-Adviser, was reasonable, given the level of the Adviser’s services to the Portfolio. The Directors took into account the fact that the Adviser had contractually agreed to limit Portfolio expenses and reimburse expenses to the extent necessary to keep total Portfolio expenses at or below a specified amount. The Directors further considered the statement of a representative of the Adviser that the profitability calculations account for all of the Adviser’s costs in providing services to the Fund, including services outside the investment advisory function (such as Fund operations and legal functions). The Directors discussed that if the Adviser’s efficiency results in enhanced profitability, the Adviser’s effective use of resources should not be penalized on a comparative basis.

In considering the reasonableness of the sub-advisory fees paid by the Adviser to each Sub-Adviser, the Directors relied on the ability of the Adviser to negotiate the sub-advisory fee at arm’s length, noting that the Adviser is not affiliated with any Sub-Adviser. The Directors also noted that the Adviser is incentivized to negotiate a favorable sub-advisory fee since it was the Adviser, not the Portfolio, that paid the sub-advisory fee. The Board discussed economies of scale and agreed it was a matter more appropriately considered at the Advisory Agreement level. The Board concluded that the profitability, fees and potential realization of economies of scale by the Portfolios from the sub-advisory arrangements with the unaffiliated Sub-Advisers should not be a material factors in its deliberations.

After considering all of the above, the Board concluded that the profitability of the Adviser with respect to each Portfolio was reasonable.

Economies of Scale

The Directors noted that all of the advisory and sub-advisory fee schedules, other than those for the ON Moderately Conservative Model Portfolio, ON Moderate Growth Portfolio, ON Growth Portfolio and ON Balanced Portfolio (collectively, the “Model Portfolios”), contain breakpoints that would reduce the applicable advisory or sub-advisory fees on assets above a specified level as the applicable Portfolio’s assets increase. The Directors also noted that a Portfolio would realize additional economies of scale if the Portfolio’s net assets increased over time proportionately more than certain other expenses. The Directors took into account that many of the Portfolios had a small amount of net assets relative to the funds in their respective peer groups. After considering each Portfolio’s current size and potential for growth, the Board concluded that each Portfolio was likely to benefit from economies of scale as the Portfolio’s net assets increased, and that the existing breakpoints are appropriate.

198	(continued)

Ohio National Fund, Inc.

Additional Information (Continued)	December 31, 2022 (Unaudited)

In addition to the foregoing, the Directors considered the specific factors and related conclusions set forth below with respect to each Portfolio’s performance and fees and expenses. Except as otherwise indicated, the performance data described below for each Portfolio is for periods ended September 30, 2022.

ON Bond Portfolio (Adviser – ONI). The Directors noted that the Portfolio outperformed the benchmark over the year-to-date period and its peer group for the year-to-date and 1-year period, but underperformed the benchmark for the 1-year, 3-year and 5-year periods, and underperformed its peer group for the 3-year and 5-year periods. The Directors noted that the Portfolio’s advisory fee was slightly higher than the peer group average while its net expense ratio was below the peer group average. Overall, the Board concluded that the Portfolio’s performance was acceptable, and its advisory fee was reasonable.

ON BlackRock Balanced Allocation Portfolio (Adviser – ONI, Sub-Adviser – BlackRock). The Directors acknowledged that performance before February 2019 was attributable to the prior sub-adviser. They observed that the Portfolio underperformed its benchmark index for all periods, but that it outperformed its peer group for the year-to-date, 3-year and 5-year periods. The Directors noted that the Portfolio’s advisory fee and net expense ratio were below the peer group averages. Overall, the Directors concluded that the Portfolio’s performance was acceptable and that the advisory and sub-advisory fees were reasonable.

ON BlackRock Advantage International Equity Portfolio, (Adviser – ONI, Sub-Adviser – BlackRock). The Directors focused on the year-to-date, 1-year and 3-year performance for the Portfolio, as the performance prior to December 2019 was attributable to the prior sub-adviser. The Directors observed that the Portfolio outperformed the benchmark for all periods other than the 3-year period and outperformed the peer group for all periods. The Board noted that the Portfolio’s advisory fee and net expense ratio were below the peer group averages. Overall, the Board concluded that the Portfolio’s performance was acceptable and that the advisory and sub-advisory fees were reasonable.

ON Janus Henderson Forty Portfolio (Adviser – ONI, Sub-Adviser – Janus). The Directors reviewed the Portfolio’s performance and noted that it underperformed its benchmark and peer group for all periods. The Directors noted that the underperformance was due in part to investments by the Sub-Adviser in poorly performing investments that were not included in the benchmark. The Directors concluded that the performance of the Sub-Adviser and the Portfolio should be closely monitored. The Directors noted that the Portfolio’s advisory fee was slightly above the peer group average while its net expense ratio was below the peer group average. Overall, the Board concluded that advisory and sub-advisory fees were reasonable.

ON AB Small Cap Portfolio (Adviser – ONI, Sub-Adviser – AB). The Directors focused on the year-to-date and 1-year performance for the Portfolio as the performance prior to May 2021 was attributable to the prior sub-adviser. The Directors noted that the Portfolio outperformed its benchmark index and peer group for the 5-year and 1-year periods, respectively, but underperformed both for all other periods. The Directors noted that Adviser attributed the underperformance to the small-mid cap growth sleeves of the Portfolios. The Directors also noted that Adviser’s comments regarding the Portfolio’s upside and downside capture. The Directors concluded that the Portfolio’s performance was understandable but should be monitored. The Directors noted that the Portfolio’s advisory fee and net expense ratio were below the peer group averages. Overall, the Directors concluded that the Portfolio’s performance was improving and that the advisory fee was reasonable.

ON AB Mid Cap Core Portfolio (Adviser – ONI, Sub-Adviser – AB). The Directors focused on the year-to-date and 1-year performance for the Portfolio as the performance prior to May 2021 was attributable to the prior sub-adviser. The Directors noted that the Portfolio underperformed its benchmark for all period other than the 5-year period, but outperformed its peer group for the year-to-date and 1-year periods. The Directors noted that the Adviser attributed the underperformance to the small-mid cap growth sleeves of the Portfolio and commented that in the past the Portfolio recovered after periods of underperformance. The Directors concluded that the Portfolio’s performance was understandable, but should be monitored. The Directors observed that the Portfolio’s advisory fee was on par with its peer group and the expense ratio was below the peer group average. Overall, the Directors concluded that the Portfolio’s performance was improving and that the advisory fee was reasonable.

ON S&P 500® Index Portfolio (Adviser – ONI, Sub-Adviser – Geode). The Directors observed that while the Portfolio underperformed its benchmark index across all periods, it remained above the 50th percentile versus the peer group for the 1-year, 3-year and 5-year periods, and its performance generally was in line with the index when expenses were excluded. The Directors noted that peer group performance data for index funds was generally irrelevant and did not rely on peer group comparison performance figures for the Portfolio. The Directors noted that, while the advisory fee was above the Portfolio’s peer group average, the overall expense ratio was the statistic most important to index fund shareholders, and the Portfolio’s net expense ratio was lower than the average for the peer group. Overall, the Directors concluded that the Portfolio’s performance was acceptable and that the advisory and sub-advisory fees were reasonable.

199	(continued)

Ohio National Fund, Inc.

Additional Information (Continued)	December 31, 2022 (Unaudited)

ON BlackRock Advantage Large Cap Value Portfolio (Adviser – ONI, Sub-Adviser – BlackRock). The Directors focused on the year-to-date, 1-year and 3-year periods for the Portfolio as the performance prior to December 2019 was attributable to the prior sub-adviser. The Directors considered that the Portfolio underperformed its benchmark and peer group for all periods. The Directors noted that the Portfolio’s advisory fee was in line with the peer group average and that the Portfolio’s expense ratio was below the peer group average. Overall, the Board concluded that the Portfolio’s performance bore monitoring and that its advisory and sub-advisory fees were reasonable.

ON Federated High Income Bond Portfolio (Adviser – ONI, Sub-Adviser – Federated). The Directors observed that the Portfolio underperformed its benchmark index for all periods and underperformed its peer group for all periods other than the 3-year period. The Directors noted that the advisory fee was above the peer group average, while the net expense ratio was in line with the peer group average. The Adviser noted that the Portfolio was smaller than most of its peers, thus not allowing the portfolio to take advantage of adviser fee break points, and that many of its peers were managed by larger fund complexes. Overall, the Board concluded that the Portfolio’s performance was acceptable, and the advisory and sub-advisory fees were reasonable.

ON Nasdaq-100® Index Portfolio (Adviser – ONI, Sub-Adviser – Geode). The Directors observed that while the Portfolio underperformed its benchmark index across all time periods shown, its performance generally was in line with the index when expenses were excluded. The Directors noted that the Portfolio outperformed its peer group across all periods but deemed peer group performance data for index funds to be generally irrelevant and did not rely on peer group comparison performance. The Directors noted that the Portfolio’s advisory fee and net expense ratio were below the peer group average. Overall, the Directors concluded that the Portfolio’s performance was acceptable and that the advisory and sub-advisory fees were reasonable.

ON BlackRock Advantage Large Cap Core Portfolio (Adviser – ONI, Sub-Adviser – BlackRock). The Directors acknowledged that performance prior to February 2019 was attributable to the prior sub-adviser and focused on the Portfolio’s year-to-date, 1-year and 3-year performance. They observed that the Portfolio underperformed its benchmark index and peer group for all periods. The Directors noted that the Sub-Adviser employs the same process across all its funds, which can cause under- or outperformance across all strategies contemporaneously. The Directors considered that the Portfolio’s advisory fee was slightly above the peer group’s average and its net expense ratio was below its peer group average. Overall, the Directors concluded that the Portfolio’s performance bore monitoring and that the advisory and sub-advisory fees were reasonable.

ON BlackRock Advantage Small Cap Growth Portfolio (Adviser – ONI, Sub-Adviser – BlackRock). The Directors acknowledged that the Portfolio’s performance prior to February 2019 was attributable to the previous sub-advisor. They observed that the Portfolio underperformed its benchmark index for the year-to-date and 1-year periods, but outperformed its peer group for the same periods. The Directors noted that the Portfolio’s advisory fee and net expense ratio were below the averages of its peer group. Overall, the Directors concluded that the Portfolio’s performance was acceptable and that the advisory and sub-advisory fees were reasonable.

ON S&P MidCap 400® Index (Adviser – ONI, Sub-Adviser – Geode). The Directors acknowledged that while the Portfolio underperformed its benchmark index, its performance generally was in line with the benchmark index when expenses were excluded. The Directors noted that the Portfolio outperformed its peer group across all periods but deemed peer group performance data for index funds to be generally irrelevant and did not rely on peer group comparison performance figures for the Portfolio. The Directors noted that, while the advisory fee was above the Portfolio’s peer group average, the overall expense ratio was the statistic most important to index fund shareholders, and the Portfolio’s net expense ratio was lower than the average for the peer group. Overall, the Directors concluded that the Portfolio’s performance was acceptable and that the advisory and sub-advisory fees were reasonable.

ON BlackRock Advantage Large Cap Growth Portfolio (Adviser – ONI, Sub-Adviser – BlackRock). The Directors recognized that the Portfolio’s performance prior to February 2019 was attributable to the prior sub-adviser. They observed that the Portfolio outperformed its peer group for all periods other than the 5-year period, but underperformed the benchmark index across all periods. The Directors noted the Adviser’s view that the Portfolio performed slightly better than other large cap growth portfolios because it has marginally less exposure to growth stocks. The Directors noted that the Portfolio’s advisory fee and net expense ratios were below the peer group averages. Overall, the Directors concluded that the Portfolio’s performance was acceptable, and the advisory fee and sub-advisory fees were reasonable.

ON Risk Managed Balanced Portfolio (Adviser – ONI, Sub-Adviser – AB). The Directors focused on the year-to-date and 1-year performance for the Portfolio as the performance prior to May 2020 was attributable to the prior sub-adviser. The Directors noted that the Portfolio trailed the benchmark and underperformed the peer group for the year-to-date and 1-year periods. The Directors observed that the Portfolio’s primary benchmark, the S&P 500, does not reflect the balanced nature of the Portfolio and noted the Portfolio is expected to underperform in a rapidly rising interest rate environment. The Directors noted that the Portfolio’s advisory fee and net expense ratio were higher than its peer group’s average but considered that the Portfolio contains a risk management overlay, which adds complexity and additional management expense. Overall, the Directors concluded that the Portfolio’s performance was acceptable and that the advisory and sub-advisory fees were reasonable.

200	(continued)

Ohio National Fund, Inc.

Additional Information (Continued)	December 31, 2022 (Unaudited)

ON Federated Core Plus Bond Portfolio (Adviser – ONI, Sub-Adviser – Federated). The Directors recalled that the Portfolio commenced operations in May 2020. The Directors observed that the Portfolio outperformed its benchmark and peer group over the year-to-date and 1-year periods, with a top quartile performance relative to the peer group over the year-to-date period. The Directors noted that the Portfolio’s advisory fee was on par with the peer group while its net expense ratio was below the peer group average. Overall, the Board concluded that the Portfolio’s performance was acceptable and that the advisory and sub-advisory fees were reasonable.

ON U.S. Low Volatility Portfolio (formerly the ON Janus Henderson U.S. Low Volatility Portfolio) (Adviser – ONI, Sub-Adviser –Intech). The Directors acknowledged that they initially approved the sub-advisory agreement on May 13, 2022, and therefore did not need to review it at this time. The Directors also acknowledged that the Portfolio had one year performance information. They noted that the Portfolio outperformed the benchmark and peer group average for all periods. The Directors noted that the Portfolio’s advisory fee and net expense ratio were below the peer group average. Overall, the Directors concluded that the Portfolio’s performance was acceptable and that the advisory fees were reasonable.

ON AB Relative Value Portfolio (Adviser – ONI, Sub-Adviser – AB). The Directors acknowledged that they initially approved the sub-advisory agreement on August 20, 2021, and therefore did not need to review it at this time. The Directors also acknowledged that the Portfolio launched in December 2021 and had less than one year of operating history. The Directors noted that the Portfolio outperformed the benchmark for the year-to-date period and underperformed the peer group for the same time period. The Directors noted that the Portfolio’s advisory fee was below the peer group average, and the Portfolio’s expense ratio was below the peer group average. Overall, the Directors concluded that the Portfolio’s performance was acceptable and that the advisory fees were reasonable.

ON iShares Managed Risk Balanced Portfolio (Adviser – ONI, Sub-Adviser – BlackRock). The Directors acknowledged that the Portfolio launched in June 2021 and had only one year of operating history. The Directors noted that the Portfolio significantly outperformed the benchmark index for the year-to-date period but underperformed the benchmark and peer group average for all other periods. The Directors noted that the Portfolio’s advisory fee and net expense ratio were above the peer group averages but noted the Adviser’s comments that the Portfolio’s peer group is non-homogeneous and contains funds with very low advisory fees. The Directors observed that the Adviser expects total fund operating expenses in this Portfolio to come down over time. Overall, the Directors concluded that the Portfolio’s performance was acceptable and that the advisory and sub-advisory fees were reasonable.

ON iShares Managed Risk Moderate Growth Portfolio and ON iShares Managed Risk Growth Portfolio (Adviser – ONI, Sub-Adviser – BlackRock). The Directors acknowledged that these Portfolios commenced operations in October 2022 and therefore, do not yet have a performance history. The Directors further acknowledged that they last considered the advisory and sub-advisory fees at a meeting held on July 18, 2022. The Directors noted that the advisory fees payable by the iShares Portfolios were within the range of fees payable by the iShares Portfolios’ peer groups and included fee breakpoints. Overall, the Directors concluded that the advisory and sub-advisory fees were reasonable.

The Board noted the difficulty in assembling a meaningful peer group of funds-of-funds for expense comparison purposes because, while the fund-of-funds Portfolios consist of underlying mutual funds, the funds-of-funds in the peer groups are comprised primarily of exchange traded funds, which have much lower net expense ratios. To correct for this difference, the Adviser presented information comparing the average net expense ratio for each peer group with the expense ratio of each fund-of-funds Portfolio as reported in that Portfolio’s annual report, which does not show fees and expenses of investing in underlying mutual funds.

ON Moderately Conservative Model (Adviser – ONI). The Directors noted that the Portfolio underperformed its benchmark index and the peer group for the 3-year period. The Directors observed that the Portfolio’s advisory fee was slightly higher than the peer group average, and the net expense ratio as reported in the annual shareholder report was lower than the average of its peer group. Overall, the Directors concluded that the Portfolio’s performance was acceptable and that the advisory fee was reasonable.

ON Balanced Model (Adviser – ONI). The Directors observed that while the Portfolio outperformed its benchmark index for the 3-year period, it underperformed the benchmark index for the year-to-date and 1-year periods. The Directors commented that the Portfolio outperformed its peer group median for the 1-year period. The Directors noted that the Portfolio’s advisory fee was above the peer group average and net expense ratio as reported in the annual shareholder report was lower than the average of its peer group. Overall, the Directors concluded that the Portfolio’s performance was acceptable and that the advisory fee was reasonable.

ON Moderate Growth Model (Adviser – ONI). The Directors observed that while the Portfolio underperformed its benchmark index and peer group median for the year-to-date and 1-year periods, it outperformed the benchmark and peer group for the 3-year period. The Directors also noted that the Portfolio’s advisory fee was above the peer group average and the net expense ratio as reported in the annual shareholder report was lower than the average of its peer group. Overall, the Directors concluded that the Portfolio’s performance was acceptable and that the advisory fee was reasonable.

201	(continued)

Ohio National Fund, Inc.

Additional Information (Continued)	December 31, 2022 (Unaudited)

ON Growth Model (Adviser – ONI). The Directors observed that while the Portfolio underperformed its benchmark index and peer group median for the year-to-date and 1-year periods, it outperformed the benchmark and peer group for the 3-year period. The Directors also noted that the Portfolio’s advisory fee was above the peer group average and the net expense ratio as reported in the annual shareholder report was lower than the average of its peer group. Overall, the Directors concluded that the Portfolio’s performance was acceptable and that the advisory fee was reasonable.

After consideration of the foregoing, the Board reached the following conclusions regarding the Advisory Agreement and, as applicable, the Sub-Advisory Agreement with respect to each Portfolio, in addition to the conclusions set forth above: (a) ONI and the Sub-Advisers demonstrated that they possessed the capability and resources to perform the duties required of them under the Advisory Agreement and applicable Sub-Advisory Agreement(s), respectively; (b) the investment philosophy, strategies and techniques of ONI (with respect to the Portfolios without a Sub-Adviser) and the Sub-Advisers were appropriate for pursuing the applicable Portfolio’s investment objective; (c) ONI (with respect to the Portfolios without a Sub-Adviser) and the Sub-Advisers were likely to execute their investment philosophy, strategies and techniques consistently over time; and (d) ONI and the Sub-Advisers maintained appropriate compliance programs. Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Director not necessarily attributing the same weight to each factor, the Directors unanimously concluded that approval of the continuation of the Advisory Agreements and, as applicable, the Sub-Advisory Agreements was in the best interests of the Portfolios and their shareholders. Accordingly, the Board, including all of the Independent Directors, voted unanimously to approve the continuation of the Advisory Agreements and, as applicable, the Sub-Advisory Agreements for the Portfolios.

(3)	Expense Disclosure

An individual may not buy or own membership interests of the Fund directly. An individual acquires an indirect interest in the Fund by purchasing a variable annuity contract or variable insurance policy and allocating premiums or purchase payments to Fund Portfolios available through the separate accounts of ONLIC, ONLAC, and NSLA. Separate accounts of these entities are the shareholders of the Fund.

As a shareholder of the Fund, a separate account incurs ongoing costs, including management fees and other Fund expenses. This example is intended to help a policy/contract owner understand ongoing costs (in dollars) associated with the underlying investment in the Portfolios by the separate account shareholder and to compare these costs with the ongoing costs associated with investing in other mutual funds.

The example is based on an investment of $1,000 invested at July 1, 2022 and held through December 31, 2022.

Actual Expenses

The table below provides information about investment values and actual expenses associated with each Portfolio of the Fund. The information below, together with the amount of an underlying investment, can be used to estimate expenses paid over the period. An estimate can be obtained by simply dividing an underlying investment value by $1,000 (for example, an $8,600 investment value divided by $1,000 = 8.6), then multiplying the result by the number in the table under the heading entitled “Expenses Paid During Period”.

	Beginning Investment Value	Ending Investment Value	Expenses Paid During Period*	Expense Ratio During Period 7/1/2022 – 12/31/2022
Portfolio	7/1/2022	12/31/2022	7/1/2022 – 12/31/2022	(Annualized)

ON Bond	$1,000.00	$986.60	$3.10	0.62%
ON BlackRock Balanced Allocation	$1,000.00	$1,006.10	$2.78	0.55%
ON BlackRock Advantage International Equity	$1,000.00	$1,072.30	$4.70	0.90%
ON Janus Henderson Forty	$1,000.00	$1,012.70	$4.52	0.89%
ON AB Small Cap	$1,000.00	$1,012.70	$4.36	0.86%
ON AB Mid Cap Core	$1,000.00	$1,045.90	$4.59	0.89%
ON S&P 500® Index	$1,000.00	$1,021.10	$1.94	0.38%
ON BlackRock Advantage Large Cap Value	$1,000.00	$1,056.20	$3.78	0.73%
ON Federated High Income Bond	$1,000.00	$1,025.90	$4.39	0.86%
ON Nasdaq-100® Index	$1,000.00	$954.50	$2.12	0.43%
ON BlackRock Advantage Large Cap Core	$1,000.00	$1,014.60	$3.50	0.69%
ON BlackRock Advantage Small Cap Growth	$1,000.00	$1,039.80	$4.42	0.86%
ON S&P MidCap 400® Index	$1,000.00	$1,078.70	$2.20	0.42%

202	(continued)

Ohio National Fund, Inc.

Additional Information (Continued)	December 31, 2022 (Unaudited)

	Beginning	Ending		Expense Ratio
	Investment	Investment	Expenses Paid	During Period
	Value	Value	During Period*	7/1/2022 – 12/31/2022
Portfolio	7/1/2022	12/31/2022	7/1/2022 – 12/31/2022	(Annualized)

ON BlackRock Advantage Large Cap Growth	$1,000.00	$943.90	$3.58	0.73%
ON Risk Managed Balanced	$1,000.00	$971.40	$4.22	0.85%
ON Federated Core Plus Bond	$1,000.00	$972.30	$2.83	0.57%
ON U.S. Low Volatility	$1,000.00	$1,031.50	$3.12	0.61%
ON AB Relative Value	$1,000.00	$1,089.70	$3.85	0.73%
ON iShares Managed Risk Balanced	$1,000.00	$987.40	$3.01	0.60%
ON iShares Managed Risk Moderate Growth**	$1,000.00	$1,059.00	$1.36	0.61%
ON iShares Managed Risk Growth**	$1,000.00	$1,060.00	$1.36	0.61%
ON Moderately Conservative Model	$1,000.00	$1,003.20	$2.37	0.47%
ON Balanced Model	$1,000.00	$1,017.00	$2.24	0.44%
ON Moderate Growth Model	$1,000.00	$1,026.80	$2.15	0.42%
ON Growth Model	$1,000.00	$1,035.20	$2.26	0.44%

*

Expenses are equal to the average account value times the Portfolio’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year (184 days) divided by the number of days in the fiscal year (365 days). Please note that the expenses shown in these tables are meant to highlight ongoing Portfolio costs only and do not reflect any contract-level expenses or Portfolio transactional costs, such as sales charges (loads) or exchange fees (if any). Therefore, these tables are useful in comparing ongoing fund costs only, and will not fully assist a policy/contract owner in determining the relative total expenses of different funds. In addition, if transactional costs were included, costs may have been higher for these Portfolios as well as for a fund being compared.

**	Period from October 14, 2022 (inception) to December 31, 2022 (annualized)

Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical investment values and hypothetical expenses based on each respective Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not an actual return. The hypothetical investment values and expenses may not be used to estimate the actual ending investment balance or expenses actually paid for the period by the shareholders. A policy/contract holder may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning	Ending		Expense Ratio
	Investment	Investment	Expenses Paid	During Period
	Value	Value	During Period*	7/1/2022 – 12/31/2022
Portfolio	7/1/2022	12/31/2022	7/1/2022 – 12/31/2022	(Annualized)

ON Bond	$1,000.00	$1,022.08	$3.16	0.62%
ON BlackRock Balanced Allocation	$1,000.00	$1,022.43	$2.80	0.55%
ON BlackRock Advantage International Equity	$1,000.00	$1,020.67	$4.58	0.90%
ON Janus Henderson Forty	$1,000.00	$1,020.72	$4.53	0.89%
ON AB Small Cap	$1,000.00	$1,020.87	$4.38	0.86%
ON AB Mid Cap Core	$1,000.00	$1,020.72	$4.53	0.89%
ON S&P 500® Index	$1,000.00	$1,023.29	$1.94	0.38%
ON BlackRock Advantage Large Cap Value	$1,000.00	$1,021.53	$3.72	0.73%
ON Federated High Income Bond	$1,000.00	$1,020.87	$4.38	0.86%
ON Nasdaq-100® Index	$1,000.00	$1,023.04	$2.19	0.43%
ON BlackRock Advantage Large Cap Core	$1,000.00	$1,021.73	$3.52	0.69%
ON BlackRock Advantage Small Cap Growth	$1,000.00	$1,020.87	$4.38	0.86%
ON S&P MidCap 400® Index	$1,000.00	$1,023.09	$2.14	0.42%
ON BlackRock Advantage Large Cap Growth	$1,000.00	$1,021.53	$3.72	0.73%
ON Risk Managed Balanced	$1,000.00	$1,020.92	$4.33	0.85%
ON Federated Core Plus Bond	$1,000.00	$1,022.33	$2.91	0.57%
ON U.S. Low Volatility	$1,000.00	$1,022.13	$3.11	0.61%
ON AB Relative Value	$1,000.00	$1,021.53	$3.72	0.73%
ON iShares Managed Risk Balanced	$1,000.00	$1,022.18	$3.06	0.60%
ON iShares Managed Risk Moderate Growth**	$1,000.00	$1,022.13	$1.33	0.61%

203	(continued)

Ohio National Fund, Inc.

Additional Information (Continued)	December 31, 2022 (Unaudited)

	Beginning	Ending		Expense Ratio
	Investment	Investment	Expenses Paid	During Period
	Value	Value	During Period*	7/1/2022 – 12/31/2022
Portfolio	7/1/2022	12/31/2022	7/1/2022 – 12/31/2022	(Annualized)

ON iShares Managed Risk Growth**	$1,000.00	$1,022.13	$1.33	0.61%
ON Moderately Conservative Model	$1,000.00	$1,022.84	$2.40	0.47%
ON Balanced Model	$1,000.00	$1,022.99	$2.24	0.44%
ON Moderate Growth Model	$1,000.00	$1,023.09	$2.14	0.42%
ON Growth Model	$1,000.00	$1,022.99	$2.24	0.44%

*

Expenses are equal to the average account value times the Portfolio’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year (184 days) divided by the number of days in the fiscal year (365 days). Please note that the expenses shown in these tables are meant to highlight ongoing Portfolio costs only and do not reflect any contract-level expenses or Portfolio transactional costs, such as sales charges (loads) or exchange fees (if any). Therefore, these tables are useful in comparing ongoing fund costs only, and will not fully assist a policy/contract owner in determining the relative total expenses of different funds. In addition, if transactional costs were included, costs may have been higher for these Portfolios as well as for a fund being compared.

**	Period from October 14, 2022 (inception) to December 31, 2022 (annualized)

(4)	Other Federal Tax Information

For corporate shareholders, the percentages of the total ordinary income dividends paid in 2022, and ordinary income consent dividends that were incurred for the 2022 tax year, that qualify for the corporate dividends received deduction are as follows:

ON Bond	0.00%
ON BlackRock Balanced Allocation	8.89%
ON BlackRock Advantage International Equity	0.00%
ON Janus Henderson Forty	23.36%
ON AB Small Cap	10.22%
ON AB Mid Cap Core	37.72%
ON S&P 500® Index	100.00%
ON BlackRock Advantage Large Cap Value	12.76%
ON Federated High Income Bond	0.24%
ON Nasdaq-100® Index	100.00%
ON BlackRock Advantage Large Cap Core	9.83%
ON BlackRock Advantage Small Cap Growth	4.30%
ON S&P MidCap 400® Index	33.88%

ON BlackRock Advantage Large Cap Growth	5.42%
ON Risk Managed Balanced	11.59%
ON Federated Core Plus Bond	0.00%
ON U.S. Low Volatility	29.40%
ON AB Relative Value	100.00%
ON iShares Managed Risk Balanced	0.00%
ON iShares Managed Risk Moderate Growth	0.00%
ON iShares Managed Risk Growth	0.00%
ON Moderately Conservative Model	23.76%
ON Balanced Model	28.33%
ON Moderate Growth Model	35.00%
ON Growth Model	38.58%

Pursuant to Section 853 of the Internal Revenue Code, the Fund designates the following amounts as foreign taxes paid for the year ended December 31, 2022:

			Portion of Ordinary
			Income Distribution Derived
	Creditable Foreign	Per Share	from Foreign Sourced
	Taxes Paid	Amount	Income
ON BlackRock Advantage International Equity	$1,381,932	$0.0519	95.16%
ON Moderately Conservative Model	$ 63,820	$0.0031	7.32%
ON Balanced Model	$ 435,097	$0.0058	11.26%
ON Moderate Growth Model	$ 923,101	$0.0069	10.89%
ON Growth Model	$ 269,398	$0.0091	11.70%

Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes. None of the Portfolios listed above derived any income from ineligible foreign sources, as defined under Section 901(j) of the Internal Revenue Code.

204	(continued)

Ohio National Fund, Inc.

Additional Information (Continued)	December 31, 2022 (Unaudited)

(5)	Liquidity Risk Management Program

To promote effective liquidity risk management throughout the fund industry and to enhance disclosure regarding fund liquidity and redemption practices, the SEC adopted Rule 22e-4 under the 40 Act, the Investment Company Liquidity Risk Management Programs Rule. This Rule requires every registered open-end management company to establish a liquidity risk management program (the “LRMP”) that, among other things, provides for the assessment, management and review of liquidity risk, the classification of a fund’s portfolio investments into one of four liquidity buckets based upon the number of days that such investments may reasonably be expected to be converted into cash or otherwise disposed of without significantly impacting their price, the establishment of a highly liquid investment minimum where required, and the establishment of a 15% limitation on illiquid investments. Additionally, the SEC adopted Rule 30b1-10 and Form N-LIQUID, which generally requires a fund to notify the Commission when certain liquidity-related events occur.

The Board approved the Fund’s LRMP at its regular meeting on August 17, 2018, including the appointment of ONI as the administrator of the LRMP. At the Board’s regular meeting on November 21, 2022, ONI provided a report to the Board on the operation and effectiveness of the LRMP during the one-year period ending on September 30, 2022. ONI manages liquidity risks associated with the Fund’s investments by monitoring cash and cash equivalents, the use of derivatives, the concentration of investments and the appropriateness of portfolio strategies for open-end funds, and by classifying every fund investment as either highly liquid, moderately liquid, less liquid or illiquid on at least a monthly basis. To assist with the classification of Fund investments, ONI has contracted with a third party provider of liquidity monitoring services. ONI supplies this provider with portfolio-level data and certain assumptions as to reasonably anticipated trading sizes and significant price impacts, which it then uses to determine preliminary classifications. Once these preliminary classifications are received by ONI, ONI personnel review the information and compare it to classifications provided by Fund sub-advisers in determining final classifications.

The LRMP effectively managed the Fund’s liquidity risks throughout the period. During this period, no Portfolio held less than 96% of its total net assets in highly liquid investments. Because every Portfolio consisted primarily of highly liquid investments, no highly liquid investment minimum was required to be established for any portfolio, and all were well under their illiquid investment limitations. Additionally, no events that would require the filing of From N-LIQUID occurred.

(6)	Other Disclosures

The Statement of Additional Information of the Fund includes additional information about the the Board and is available at http://www.ohionationalfund.com or upon request, without charge, by calling 877-781-6392 (toll-free).

A description of the policies and procedures that the Fund uses in voting proxies relating to Fund securities, as well as information regarding how the Fund voted proxies during the most recent twelve-month period ended June 30, is available without charge, upon request, by calling 877-781-6392 (toll-free) and on the SEC’s website at http://www.sec.gov.

The Fund has filed its Schedules of Investments as of March 31 and September 30 with the SEC, as required, on Form N-PORT Part F. Form N-PORT Part F is required to be filed with the SEC for the first and third quarters of each fiscal year within sixty days after the end of each period and is available on the SEC website upon acceptance of each submission.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus of the Fund. For a prospectus containing more complete information, including charges and expenses, please contact Ohio National Investments, Inc., One Financial Way, Cincinnati, OH 45242, telephone 877-781-6392 (toll-free).

205

Ohio National Fund, Inc.

Information about Directors and Officers	December 31, 2022 (Unaudited)

Name and Address	Age	Position(s) with the Fund	Term of Office and Length of Time Served	Number of Portfolios in the Fund to be Overseen by Director	Principal Occupation(s) During Past Five Years and Other Directorships

Independent Directors

Christopher A. Carlson One Financial Way Cincinnati, Ohio	63	Chair and Director, Member of Audit and Independent Directors Committees	Indefinite; Since July 2020	25	President/Vice Chair and other positions: Ohio National Financial Services and subsidiaries (June 1993 - December 2018); President: Ohio National Fund, Inc. (March 2010 - May 2016).

George M. Vredeveld One Financial Way Cincinnati, Ohio	80	Director, Member of Audit and Independent Directors Committees*	Indefinite*; Since March 1996	25	Professor Emeritus, Finance: University of Cincinnati (January 2014 - Present); Honorary Consul; Republic of Bulgaria (2019 - Present); Alpaugh Professor of Economics: Lindner College of Business, University of Cincinnati (2004 - 2013); Founder/President: Economics Center at the University of Cincinnati (1977 - 2012).

Madeleine W. Ludlow One Financial Way Cincinnati, Ohio	68	Director, Chair of Audit Committee and Member of Independent Directors Committee	Indefinite; Since April 2012	25	Founder/Managing Director: West Capital Partners LLC (2010 - Present), General Partner: H Ventures LLC (2020 - 2021); Director: ALLETE, Inc. (2004 - Present).

Geoffrey Keenan One Financial Way Cincinnati, Ohio	64	Director, Member of Audit and Independent Directors Committees	Indefinite; Since January 2015	25	Executive Vice President - Asset Management Operations: Acrisure LLC (May 2021 - December 2021); Executive Vice President and Chief Operating Officer: Gateway Investment Advisers, LLC (1995 - 2013).

Lawrence L. Grypp One Financial Way Cincinnati, Ohio	74	Director, Member of Audit and Independent Directors Committees	Indefinite; Since December 2016	25	Senior Business Advisor and Board Member (January 2018 - Present); President: Goering Center for Family and Private Business (August 2008 - December 2017).

Julia W. Poston One Financial Way Cincinnati, Ohio	62	Director, Member of Audit and Independent Directors Committees	Indefinite; Since October 2022	25	Partner; Ernst & Young LLP (June 2002 – June 2020); Independent Trustee: The James Advantage Funds (4 Portfolios) (August 2022 - Present); Director: Al. Neyer Corp. (August 2020 - Present); Director: Master Chemical Corp. (August 2021 - Present).

Officers

Jeffery A. Bley Jr. One Financial Way Cincinnati, Ohio	51	President	Indefinite; Since May 2022		Senior Vice President; Annuity Distribution and Sales: ONLIC (June 2022 - Present); Senior Vice President; Annuity Strategy and Sales: ONLIC (December 2021 - June 2022); Vice President; Annuity Strategy and Sales: ONLIC (May 2021 - December 2021); Vice President; National Sales, ONESCO: ONLIC (January 2015 - May 2021).

R. Todd Brockman One Financial Way Cincinnati, Ohio	54	Treasurer	Indefinite; Since August 2004		Vice President, Mutual Fund Operations: ONLIC and NSLA (February 2014 - Present); Treasurer: ONI (2004 - Present).

206	(continued)

Ohio National Fund, Inc.

Information about Directors and Officers (Continued)	December 31, 2022 (Unaudited)

Name and Address	Age	Position(s) with the Fund	Term of Office and Length of Time Served	Number of Portfolios in the Fund to be Overseen by Director	Principal Occupation(s) During Past Five Years and Other Directorships

Kimberly A. Plante One Financial Way Cincinnati, Ohio	48	Secretary	Indefinite; Since March 2005		Vice President and Counsel: ONLIC (November 2017 - Present); Secretary: ONI; Officer of various other Ohio National-affiliated companies.

Keith Dwyer One Financial Way Cincinnati, Ohio	50	Chief Compliance Officer	Indefinite; Since August 2016		Vice President, Fund Compliance: ONLIC (January 2022 - Present); Second Vice President, Fund Compliance: ONLIC (August 2016 - January 2022); Chief Compliance Officer: ONI and other Ohio National-affiliated companies (August 2016 - Present).

Daniel P. Leming One Financial Way Cincinnati, Ohio	37	Assistant Treasurer	Indefinite; Since March 2016		Assistant Vice President; Mutual Fund Operations: ONLIC (December 2020 - Present); Director, Fund Operations and Analysis: ONLIC (July 2018 - December 2020); Assistant Director, Fund Operations and Analysis: ONLIC (December 2016 - June 2018).

       *Retired effective 12/31/2022

207

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Ohio National Fund, Inc.

Post Office Box 371

Cincinnati, Ohio 45201

Form 1320 Rev. 2-23

(b) Not applicable.

Item 2.	Code Of Ethics.

As of the end of the period covered by this report, Ohio National Fund, Inc. (the “Fund”) has adopted a code of ethics that applies to the Fund’s principal executive officer and principal financial officer. There were no substantive amendments or waivers to the Code of Ethics during the period covered by this report.

A copy of this Code of Ethics is filed as Exhibit EX-99.CODE to this Form N-CSR and is also available, without charge, upon request, by calling 877-781-6392 toll free.

Item 3.	Audit Committee Financial Expert.

The Fund’s Board of Directors has determined that the Fund has an audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Madeleine W. Ludlow, who is independent for purposes of Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees And Services.

The aggregate fees for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Fund’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are listed below.

(a)	Audit Fees.

    Audits of the Portfolios:

Fiscal year ended December 31, 2022:	$401,095
Fiscal year ended December 31, 2021:	$359,355

(b)	Audit-Related Fees.

    Consent(s) on N-1A Annual Registration Statement(s) filed with the SEC:

Fiscal year ended December 31, 2022:	$10,500
Fiscal year ended December 31, 2021:	$15,500

(c)	Tax Fees.

Fiscal year ended December 31, 2022:	$35,433
Fiscal year ended December 31, 2021:	$152,730

(d)	All Other Fees. None.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures:

The Fund’s Audit Committee has adopted an Audit Committee Charter that requires that the Audit Committee oversee the quality and appropriateness of the accounting methods used in the preparation of the Fund’s financial statements, and the independent audit thereof; approve the selection and compensation of the independent auditors; and pre-approve the performance, by the independent auditors, of non-audit services for the Fund, its investment adviser, or any affiliated entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Fund.

(e)(2)	Services Approved Pursuant to Paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

During the fiscal years ended December 31, 2022 and 2021, there were no non-audit services provided by the Fund’s principal accountant that would have required pre-approval by the Fund’s Audit Committee. The audit-related fees aforementioned were pre-approved by the Fund’s Audit Committee, although not required by paragraph (c) (7) (ii) of Regulation S-X, as the audit-related fees were less than five percent of the total amount of revenues paid to the Fund’s principal accountant.

(f)	Not Applicable.

(g)

There were no non-audit services provided by the Fund’s principal accountant, other than items disclosed in item (b) above, in which a fee was billed to the Fund, the Fund’s adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the last two fiscal years.

(h)

Not applicable, as there were no non-audit services performed by the Fund’s principal accountant that were rendered to the Fund, the Fund’s adviser, or any entity controlling, controlled by, or under common control with the adviser that provided ongoing services to the registrant that were not pre-approved for the last two fiscal years.

(i)	Not applicable.

(j)	Not applicable.

Item 5.	Audit Committee Of Listed Registrants.

Not Applicable.

Item 6.	Investments.

Not Applicable.

Item 7.	Disclosure Of Proxy Voting Policies And Procedures For Closed-End Management Investment Companies.

Not Applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors.

Item 11.	Controls and Procedures.

(a)

The Fund’s principal executive officer and principal financial officer have concluded, based on their evaluation conducted as of a date within 90 days of the filing of this report, that the Fund’s disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the Fund, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the Fund on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

There were no changes in the Fund’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not Applicable.

Item 13.	Exhibits.

(a)(1)	The Fund’s Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE.

(a)(2)

A separate certification for each principal executive officer and principal financial officer of the Fund as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.

(a)(3)	The certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ohio National Fund, Inc.

By:	/s/ Thomas G. Mooney

Thomas G. Mooney
Interim President
(Principal Executive Officer)
March 6, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Ohio National Fund, Inc.

By:	/s/ Thomas G. Mooney

Thomas G. Mooney
Interim President
(Principal Executive Officer)
March 6, 2023

By:	/s/ R. Todd Brockman

R. Todd Brockman
Treasurer
(Principal Financial Officer)
March 6, 2023